WM GROUP OF FUNDS
                         1201 THIRD AVENUE, 8(TH) FLOOR
                            SEATTLE, WASHINGTON 98101
                                                                October 31, 2006

Dear Shareholder:

     A special meeting of shareholders of the separate series (the "Acquired Funds") of WM Trust I, WM Trust II and WM Strategic Asset Management ("SAM") Portfolios, LLC, collectively known as the WM Group of Funds (the "WM Funds"), will be held at 10:00 A.M., PACIFIC TIME, ON DECEMBER 15, 2006, at 1201 Third Avenue, Seattle, Washington 98101 to consider a proposed reorganization providing for the combination of each Acquired Fund into a corresponding separate series (each an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF") (the "Reorganization"). The Acquiring Funds consist of both existing series of PIF and newly organized series of PIF that will commence operations at the time of the Reorganization. The Reorganization and related proposals are described in detail in the enclosed Proxy Statement/Prospectus and summarized in the attached information sheet.

     As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Funds, and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction which contemplates combining the WM Funds into PIF. The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the Reorganization by the shareholders of certain of the WM Funds. We expect that the Reorganization will occur after the Transaction. Because the closing of the Transaction will cause the Acquired Funds' investment advisory agreements with WMA and sub-advisory agreements with various sub-advisors to terminate, shareholders are being asked to approve agreements with WMA and such sub-advisors which will allow their current management to continue uninterrupted between the closings of the Transaction and the Reorganization.

     The Board of Trustees of the WM Funds has unanimously approved the Reorganization and believes that it will benefit you. The Trustees believe that combining the WM Funds and PIF will create a larger fund family that will offer you a broader range of equity, fixed-income, asset-allocation, cash-management and other investment options and that presents the opportunity to experience asset growth through the combined WM Funds and PIF distribution networks, achieve economies of scale and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will continue to be managed by WMA as sub-advisor, generally with the same portfolio managers. PMC has agreed to cap the expenses of the Class A, B and C shares of the Acquiring Funds through February 28, 2008 at the expense levels of their corresponding Acquired Funds for the eight-month period ended June 30, 2006. The Board of Trustees has also unanimously approved the new investment advisory and sub-advisory agreements for the Acquired Funds.

     Enclosed you will find a Notice of Special Joint Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for the shares of each Acquired Fund you owned as of October 17, 2006, the record date for the meeting. Please read these materials carefully. We urge you to complete and mail your proxy ballot(s) promptly in the enclosed postage-paid envelope, allowing sufficient time for its receipt by December 15, 2006. You may also vote by telephone or on the Internet by following the instructions in the proxy ballot.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization or the related proposals or need additional information, please call us toll-free at 1-800-222-5852.

                                        Sincerely,

                                        -s- William G. Papesh
                                        William G. Papesh
                                        President and Chief Executive Officer

                                WM GROUP OF FUNDS
                         1201 THIRD AVENUE, 8(TH) FLOOR
                            SEATTLE, WASHINGTON 98101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 2006
                         AND PROXY STATEMENT/PROSPECTUS

                                       Q&A

              ----------------------------------------------------
                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

     Please read the complete Proxy Statement/Prospectus. For your convenience, we are providing this brief overview of the proposed reorganization on which you are being asked to vote.

Q: WHAT IS BEING PROPOSED?

A: Under a proposed reorganization, each of the listed funds below (each an "Acquired Fund") of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC ("WM SAM") (collectively the "WM Funds") will be combined into a corresponding fund (each an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"), and each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund (the "Reorganization"). A shareholder's position will have the same net asset value both immediately before and immediately after the Reorganization. The shareholders of each Acquired Fund must take the necessary action to approve its combination with the corresponding Acquiring Fund before the combination may be effected.



WM ACQUIRED FUNDS                            PIF ACQUIRING FUNDS
WM Trust I:
Equity Income Fund                           Equity Income Fund I*
Growth & Income Fund                         Disciplined LargeCap Blend Fund
High Yield Fund                              High Yield Fund II*
Income Fund                                  Income Fund*
Mid Cap Stock Fund                           MidCap Stock Fund*
Money Market Fund                            Money Market Fund
REIT Fund                                    Real Estate Securities Fund
Small Cap Value Fund                         SmallCap Value Fund
Tax-Exempt Bond Fund                         Tax-Exempt Bond Fund I*
U.S. Government Securities Fund              Mortgage Securities Fund*
West Coast Equity Fund                       West Coast Equity Fund*
WM Trust II:
California Insured Intermediate Municipal
  Fund                                       California Insured Intermediate Municipal Fund*
California Municipal Fund                    California Municipal Fund*
Growth Fund                                  LargeCap Growth Fund
International Growth Fund                    Diversified International Fund
Short Term Income Fund                       Short-Term Income Fund*
Small Cap Growth Fund                        SmallCap Growth Fund
WM SAM:
Balanced Portfolio                           SAM Balanced Portfolio*
Conservative Balanced Portfolio              SAM Conservative Balanced Portfolio*
Conservative Growth Portfolio                SAM Conservative Growth Portfolio*
Flexible Income Portfolio                    SAM Flexible Income Portfolio*
Strategic Growth Portfolio                   SAM Strategic Growth Portfolio*


--------

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. The other Acquiring Funds are existing PIF Funds.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?

A: On July 25, 2006, Principal Financial Group, Inc. ("PFG") and its subsidiary,
   Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. ("WaMu") to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Funds, and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction, which contemplates combining the WM Funds into PIF, a series mutual fund advised by PMC.

   Combining the Acquired Funds and the Acquiring Funds will create a larger fund family that will offer you a broader range of equity, fixed-income, asset-allocation and other investment options and that presents the opportunity to experience asset growth through the combined WM Funds and PIF distribution networks, achieve economies of scale, and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will be managed by WMA as sub-advisor, generally with the same portfolio managers. PMC has agreed to cap the expenses of the Class A, B, and C shares of the Acquiring Funds through February 28, 2008, at the expense levels of their corresponding Acquired Funds for the eight-month period ended June 30, 2006.

   For detailed information about the investment objectives and strategies, expense ratios and performance records of the specific funds involved in each fund combination, please refer to the Proxy Statement/Prospectus.

Q: HAS THE BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

A: Yes. After careful consideration, the Board of Trustees of each of the WM
   Funds has unanimously approved the Reorganization and recommends that you vote "FOR" the Reorganization. The Reorganization has also been unanimously approved by the Board of Directors of PIF.

Q: WHY AM I BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS?

A: WMA is the investment adviser to each of the Acquired Funds, and certain of the Acquired Funds also have investment sub-advisors. The closing of the Transaction will result as a matter of law in an assignment of the current advisory and sub-advisory agreements for the Acquired Funds and cause such agreements to terminate. In order to continue current advisory and sub-advisory arrangements between the closing of the Transaction and the closing of the Reorganization, the Board of Trustees has approved, and recommends that you approve, proposed advisory agreements with WMA and, as applicable, proposed sub-advisory agreements with current Acquired Fund sub-advisors.

Q: HOW DO THE PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS DIFFER FROM THE
   CURRENT SUCH AGREEMENTS?

A: The terms of the agreements, including fees payable, are the same in all material respects.

Q: WILL I INCUR ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION
   WITH THE REORGANIZATION?

A: You will not incur any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, the holding period with respect to any contingent deferred sales charges ("CDSC") applicable to shares of the Acquiring Funds you receive in the Reorganization will be measured from the time you purchased your Acquired Fund shares. Moreover, under the Agreement and Plan of Reorganization, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by affiliates of WaMu and PFG. While it is not possible to determine with specificity the extent of such portfolio repositioning costs, they may be significant. There is a strong likelihood that such costs may be significant for funds investing substantially in small capitalization and/or foreign securities, such as the WM Small Cap Value, Small Cap Growth and International Growth Funds. The portfolio repositioning is also expected to result in the realization of taxable capital gains which will be distributed to shareholders of the relevant Acquired Funds prior to the Reorganization.

Q: WHAT ARE THE FEDERAL INCOME TAX IMPLICATIONS OF THE REORGANIZATION?

A: The transactions contemplated by each fund combination are expected to qualify as a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended. If a fund combination so qualifies, no gain or loss will be recognized by either fund or its shareholders in connection with the combination, your tax cost basis will not change, and your holding period for the Acquiring Fund shares acquired in the combination will include your holding period for your Acquired Fund shares.

Q: WHAT IF I REDEEM OR EXCHANGE MY WM FUNDS SHARES BEFORE THE REORGANIZATION
   TAKES PLACE?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable CDSC will be applied.

Q: FOLLOWING THE REORGANIZATION, WHERE WILL SHAREHOLDERS OF THE ACQUIRED FUNDS
   BE ABLE TO FIND THE DAILY SHARE VALUES OF THE ACQUIRING FUNDS IN NEWSPAPERS?

A: Following the Reorganization, shareholders should be able to find the daily net asset share values for the Acquiring Funds in newspapers under the heading "Principal Investors."

Q: WHAT HAPPENS IF A PROPOSED FUND COMBINATION IS NOT APPROVED?

A: Generally, if shareholders of an Acquired Fund do not approve the Reorganization, the Reorganization will not take place as to that Acquired Fund, and the Board of Trustees will take such action as it deems appropriate and in the best interests of that particular Acquired Fund and its shareholders. The closing of each combination comprising the Reorganization is not conditioned upon the closing of the other combinations. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund, and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

   If the Reorganization takes place as to some but not all Acquired Funds, the Board of Trustees may determine that it would be in the best interest of any remaining Acquired Fund and its shareholders to liquidate the Acquired Fund. Any such liquidation would be a taxable transaction for shareholders of the Acquired Fund.

Q: WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM OR A FAVORABLE VOTE ON A
   FUND COMBINATION OR PROPOSED ADVISORY OR SUB-ADVISORY AGREEMENT BY THE SCHEDULED DATE OF THE SHAREHOLDER MEETING?

A: If a quorum or a favorable vote is not obtained for a particular fund combination or other proposal, the meeting with respect to the affected Acquired Fund may be postponed or adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials so that the meeting is not delayed.

Q: HOW CAN I VOTE?

A: You can vote in any one of four ways:

          - Through the Internet, by going to the web site listed on your proxy card;

          - By telephone, with a toll-free call to the number listed on your proxy card;

          - By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

          - In person, by attending the special meeting.

   We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the Proxy Statement/Prospectus carefully before you vote.

   You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your fund as explained in the Proxy Statement/Prospectus; (2) forwarding a later-dated proxy so that your fund receives it at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help ensure that an adequate number of shares are present for the special meeting.

Q: HOW DO I SIGN THE PROXY BALLOT?

A: Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy ballot.

   Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name that appears in the account registration shown on the proxy ballot.

   All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "John A. Doe, Trustee."

Q: WHOM SHOULD I CALL IF I NEED ADDITIONAL INFORMATION?

A: If you need any assistance or have any questions concerning the Reorganization, the proposed advisory or sub-advisory agreements or how to vote your shares, please call WM Funds at 800-222-5852. Please note that you may be contacted by Computershare Fund Services, a professional proxy soliciting firm that the WM Funds have retained to assist in soliciting proxies.

                                WM GROUP OF FUNDS
                         1201 THIRD AVENUE, 8(TH) FLOOR
                            SEATTLE, WASHINGTON 98101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 2006

TO THE SHAREHOLDERS OF WM TRUST I, WM TRUST II AND WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC:

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, collectively known as the WM Group of Funds (the "WM Funds"), will be held at 10:00 A.M., PACIFIC TIME, ON DECEMBER 15, 2006, at the main office of WM Funds at 1201 Third Avenue, Seattle, Washington 98101. The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment thereof:

PROPOSALS RELATING TO PROPOSED REORGANIZATION



WM Trust I:
Proposal 1    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Equity Income Fund into the PIF Equity
              Income Fund I.
              (Shareholders of the WM Equity Income Fund will vote on this proposal)
Proposal 2    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Growth & Income Fund into the PIF
              Disciplined LargeCap Blend Fund.
              (Shareholders of the WM Growth & Income Fund will vote on this proposal)
Proposal 3    Approval of Agreement and Plan of Reorganization providing for the combination of the WM High Yield Fund into the PIF High Yield Fund
              II.
              (Shareholders of the WM High Yield Fund will vote on this
              proposal)
Proposal 4    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Income Fund into the PIF Income Fund.
              (Shareholders of the WM Income Fund will vote on this proposal)
Proposal 5    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Mid Cap Stock Fund into the PIF MidCap Stock
              Fund.
              (Shareholders of the WM Mid Cap Stock Fund will vote on this proposal)
Proposal 6    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Money Market Fund into the PIF Money Market
              Fund.
              (Shareholders of the WM Money Market Fund will vote on this proposal)
Proposal 7    Approval of Agreement and Plan of Reorganization providing for the combination of the WM REIT Fund into the PIF Real Estate
              Securities Fund.
              (Shareholders of the WM REIT Fund will vote on this proposal)
Proposal 8    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Small Cap Value Fund into the PIF SmallCap
              Value Fund.
              (Shareholders of the WM Small Cap Value Fund will vote on this proposal)
Proposal 9    Approval of Agreement and Plan of Reorganization providing for the combination of the WM Tax-Exempt Bond Fund into the PIF Tax-Exempt
              Bond Fund I.
              (Shareholders of the WM Tax-Exempt Bond Fund will vote on this proposal)
Proposal 10   Approval of Agreement and Plan of Reorganization providing for the combination of the WM U.S. Government Securities Fund into the PIF
              Mortgage Securities Fund.
              (Shareholders of the WM U.S. Government Securities Fund will vote on this proposal)
Proposal 11   Approval of Agreement and Plan of Reorganization providing for the combination of the WM West Coast Equity Fund into the PIF West
              Coast Equity Fund.
              (Shareholders of the WM West Coast Equity Fund will vote on this proposal)
WM Trust II:
Proposal 12   Approval of Agreement and Plan of Reorganization providing for the combination of the WM California Insured Intermediate Municipal
              Fund into the PIF California Insured Intermediate Municipal Fund.

              (Shareholders of the WM California Insured Intermediate Municipal
              Fund will vote on this proposal)
Proposal 13   Approval of Agreement and Plan of Reorganization providing for the combination of the WM California Municipal Fund into the PIF
              California Municipal Fund.
              (Shareholders of the WM California Municipal Fund will vote on this proposal)
Proposal 14   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Growth Fund into the PIF LargeCap Growth
              Fund.
              (Shareholders of the WM Growth Fund will vote on this proposal)
Proposal 15   Approval of Agreement and Plan of Reorganization providing for the combination of the WM International Growth Fund into the PIF
              Diversified International Fund.
              (Shareholders of the WM International Growth Fund will vote on this proposal)
Proposal 16   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Short Term Income Fund into the PIF Short-
              Term Income Fund.
              (Shareholders of the WM Short Term Income Fund will vote on this proposal)
Proposal 17   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Small Cap Growth Fund into the PIF SmallCap
              Growth Fund.
              (Shareholders of the WM Small Cap Growth Fund will vote on this proposal)
WM SAM:
Proposal 18   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Balanced Portfolio into the PIF SAM Balanced
              Portfolio.
              (Shareholders of the WM Balanced Portfolio will vote on this proposal)
Proposal 19   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Conservative Balanced Portfolio into the PIF
              SAM Conservative Balanced Portfolio.
              (Shareholders of the WM Conservative Balanced Portfolio will vote on this proposal)
Proposal 20   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Conservative Growth Portfolio into the PIF
              SAM Conservative Growth Portfolio.
              (Shareholders of the WM Conservative Growth Portfolio will vote on this proposal)
Proposal 21   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Flexible Income Portfolio into the PIF SAM
              Flexible Income Portfolio.
              (Shareholders of the WM Flexible Income Portfolio will vote on this proposal)
Proposal 22   Approval of Agreement and Plan of Reorganization providing for the combination of the WM Strategic Growth Portfolio into the PIF SAM
              Strategic Growth Portfolio.
              (Shareholders of the WM Strategic Growth Portfolio will vote on this proposal)


PROPOSALS RELATING TO CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS



Proposal 23  Approval of Proposed Advisory Agreement with WMA
             (Shareholders of each of the WM Funds will vote separately on this proposal)
Proposal 24  Approval of Proposed Sub-Advisory Agreements with:
        (a)  Van Kampen Asset Management
             - for each of the WM Tax-Exempt Bond Fund, California Insured
               Intermediate Municipal Fund and California Municipal Fund.
               (Shareholders of each such Fund will vote separately on this proposal)
        (b)  Janus Capital Management LLC;
        (c)  ClearBridge Advisors, LLC; and
        (d)  OppenheimerFunds, Inc.
             - for the WM Growth Fund.
               (Shareholders of the WM Growth Fund will vote on these proposals)
        (e)  Capital Guardian Trust Company
             - for the WM International Growth Fund
               (Shareholders of the WM International Growth Fund will vote on this proposal)


        (f)  Delaware Management Company; and
        (g)  Oberweis Asset Management, Inc.
             -  for the WM Small Cap Growth Fund.
                (Shareholders of the WM Small Cap Growth Fund will vote on these proposals)




     THE BOARD OF TRUSTEES OF EACH OF THE WM FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH WM FUND VOTE FOR THE PROPOSAL THAT PERTAINS TO THEIR FUND.

     Each shareholder of record at the close of business on October 17, 2006 is entitled to receive notice of and to vote at the meeting.

     Please read the attached Proxy Statement/Prospectus.

                                        By order of the Board of Trustees

                                        By: -s- John T. West
                                            ------------------------------------
                                            John T. West
                                            Secretary

October 31, 2006
Seattle, Washington


            WM GROUP OF FUNDS                     PRINCIPAL INVESTORS FUND, INC.
      1201 Third Avenue, 8(th) Floor                     680 8(th) Street
        Seattle, Washington 98101                  Des Moines, Iowa 50392-2080
               ("WM Funds")                                  ("PIF")



                                  ------------

                           PROXY STATEMENT/PROSPECTUS

     RELATING TO THE ACQUISITION OF ALL THE ASSETS AND ASSUMPTION OF STATED LIABILITIES OF THE ACQUIRED FUNDS (LISTED BELOW), EACH A SERIES OF THE WM FUNDS, BY AND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE CORRESPONDING ACQUIRING FUNDS (LISTED BELOW), EACH A SERIES OF PIF

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of each of WM Trust I ("WM I"), WM Trust II ("WM II") and WM Strategic Asset Management Portfolios, LLC ("WM SAM"), known collectively as the WM Group of Funds ("WM Funds"), of proxies to be used at a Special Meeting of Shareholders of all of the series of the WM Funds (each, an "Acquired Fund") to be held at 10:00 A.M., PACIFIC TIME ON DECEMBER 15, 2006 at 1201 Third Avenue, Seattle, Washington, 98101 (the "Meeting"). This Proxy Statement/Prospectus is first being mailed to shareholders on or about October 31, 2006.

     At the Meeting, shareholders of each Acquired Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Fund into a corresponding series or fund (each an "Acquiring Fund") of PIF (the "Reorganization"). Under the Plan: (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in net asset value at the time of the exchange to the net asset value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved. Each combination that is approved by shareholders is expected to become effective as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on January 12, 2007 (subject to the prior closing of the Transaction, as defined herein). Shareholders of the Acquired Funds will also be asked to approve the continuation of the current investment advisory and, as applicable, sub-advisory arrangements for such funds for the period between the closing of the Transaction and the closing of the Reorganization. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the Agreements and Plans of Reorganization attached hereto as Appendix A. The proposed advisory and sub-advisory agreements are also described in this Proxy Statement/Prospectus.

     As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:



If you own shares of:                          You will receive shares of:
WM ACQUIRED FUNDS                              CORRESPONDING PIF ACQUIRING FUNDS
WM I:
Equity Income Fund                             Equity Income Fund I
Growth & Income Fund                           Disciplined LargeCap Blend Fund
High Yield Fund                                High Yield Fund II
Income Fund                                    Income Fund
Mid Cap Stock Fund                             MidCap Stock Fund
Money Market Fund                              Money Market Fund
REIT Fund                                      Real Estate Securities Fund
Small Cap Value Fund                           SmallCap Value Fund
Tax-Exempt Bond Fund                           Tax-Exempt Bond Fund I
U.S. Government Securities Fund                Mortgage Securities Fund
West Coast Equity Fund                         West Coast Equity Fund
WM II:
California Insured Intermediate Municipal
  Fund                                         California Insured Intermediate Municipal Fund
California Municipal Fund                      California Municipal Fund
Growth Fund                                    LargeCap Growth Fund
International Growth Fund                      Diversified International Fund
Short Term Income Fund                         Short Term Income Fund
Small Cap Growth Fund                          SmallCap Growth Fund
WM SAM:
Balanced Portfolio                             SAM Balanced Portfolio
Conservative Balanced Portfolio                SAM Conservative Balanced Portfolio
Conservative Growth Portfolio                  SAM Conservative Growth Portfolio
Flexible Income Portfolio                      SAM Flexible Income Portfolio
Strategic Growth Portfolio                     SAM Strategic Growth Portfolio


     This Proxy Statement/Prospectus contains information shareholders should know before voting on the proposed Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of WM Funds and PIF contain additional information about the investments of, respectively, the Acquired Funds and the Acquiring Funds, and the Annual Reports contain discussions of the market conditions and investment strategies that significantly affected such funds during the fiscal year ended October 31, 2005. Copies of these reports may be obtained at no charge by calling the respective toll free numbers listed below for WM Funds and PIF.

     The following documents have been filed with the Securities and Exchange Commission ("SEC"), and such documents (or portions thereof as indicated below) are incorporated by reference into this Proxy Statement/Prospectus:



-  The Statement of Additional             Copies of the Statement of Additional
   Information dated October 31, 2006      Information are available at no charge by
   relating to this Proxy                  writing to PIF at the above address or by
   Statement/Prospectus (the "Statement    calling toll free at 1-800-247-4123.
   of Additional Information").
-  The Prospectuses of the WM Funds dated
   March 1, 2006, as supplemented
   (collectively, the "WM Prospectus").
-  The Statement of Additional             Copies of these documents are available
   Information of the WM Funds dated       at no charge by writing to the WM Group
   March 1, 2006 (the "WM SAI").           of Funds at the above address or by
                                           calling toll free at  1-800-222-5852.
-  The Semi-Annual Report to Shareholders
   of the WM Funds for the six-month
   period ended April 30, 2006 (financial
   highlights of the  Acquired Funds).



     Shareholders who have questions about the Reorganization, the proposed advisory or sub-advisory agreements or this Proxy Statement/Prospectus may call WM Funds toll-free at 1-800-222-5852.

     The WM Funds and PIF are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (the "1940 Act") and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN AN ACQUIRING FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

         The date of this Proxy Statement/Prospectus is October 31, 2006

                           PROXY STATEMENT/PROSPECTUS

                                TABLE OF CONTENTS



                                                                                PAGE
                                                                                ----


INTRODUCTION.................................................................      7
OVERVIEW OF THE PROPOSED REORGANIZATION......................................      8
PROPOSALS RELATING TO REORGANIZATION
PROPOSAL 1    Approval of Agreement and Plan of Reorganization providing for      12
              the combination of the WM Equity Income Fund into the PIF
              Equity Income Fund I...........................................
PROPOSAL 2    Approval of Agreement and Plan of Reorganization providing for      19
              the combination of the WM Growth & Income Fund into the PIF
              Disciplined LargeCap Blend Fund................................
PROPOSAL 3    Approval of Agreement and Plan of Reorganization providing for      27
              the combination of the WM High Yield Fund into the PIF High
              Yield Fund II..................................................
PROPOSAL 4    Approval of Agreement and Plan of Reorganization providing for      33
              the combination of the WM Income Fund into the PIF Income
              Fund...........................................................
PROPOSAL 5    Approval of Agreement and Plan of Reorganization providing for      39
              the combination of the WM Mid Cap Stock Fund into the PIF
              MidCap Stock Fund..............................................
PROPOSAL 6    Approval of Agreement and Plan of Reorganization providing for      46
              the combination of the WM Money Market Fund into the PIF Money
              Market Fund....................................................
PROPOSAL 7    Approval of Agreement and Plan of Reorganization providing for      54
              the combination of the WM REIT Fund into the PIF Real Estate
              Securities Fund................................................
PROPOSAL 8    Approval of Agreement and Plan of Reorganization providing for      62
              the combination of the WM Small Cap Value Fund into the PIF
              SmallCap Value Fund............................................
PROPOSAL 9    Approval of Agreement and Plan of Reorganization providing for      70
              the combination of the WM Tax-Exempt Bond Fund into the PIF
              Tax-Exempt Bond Fund I.........................................
PROPOSAL 10   Approval of Agreement and Plan of Reorganization providing for      77
              the combination of the WM U.S. Government Securities Fund into the PIF Mortgage Securities Fund...............................
PROPOSAL 11   Approval of Agreement and Plan of Reorganization providing for      84
              the combination of the WM West Coast Equity Fund into the PIF
              West Coast Equity Fund.........................................
PROPOSAL 12   Approval of Agreement and Plan of Reorganization providing for      90
              the combination of the WM California Insured Intermediate
              Municipal Fund into the PIF California Insured Intermediate
              Municipal Fund.................................................
PROPOSAL 13   Approval of Agreement and Plan of Reorganization providing for      97
              the combination of the WM California Municipal Fund into the
              PIF California Municipal Fund..................................
PROPOSAL 14   Approval of Agreement and Plan of Reorganization providing for     103
              the combination of the WM Growth Fund into the PIF LargeCap
              Growth Fund....................................................
PROPOSAL 15   Approval of Agreement and Plan of Reorganization providing for     112
              the combination of the WM International Growth Fund into the
              PIF Diversified International Fund.............................
PROPOSAL 16   Approval of Agreement and Plan of Reorganization providing for     122
              the combination of the WM Short Term Income Fund into the PIF
              Short-Term Income Fund.........................................
PROPOSAL 17   Approval of Agreement and Plan of Reorganization providing for     129
              the combination of the WM Small Cap Growth Fund into the PIF
              SmallCap Growth Fund...........................................
PROPOSAL 18   Approval of Agreement and Plan of Reorganization providing for     137
              the combination of the WM Balanced Portfolio into the PIF SAM
              Balanced Portfolio.............................................
PROPOSAL 19   Approval of Agreement and Plan of Reorganization providing for     144
              the combination of the WM Conservative Balanced Portfolio into the PIF SAM Conservative Balanced Portfolio....................
PROPOSAL 20   Approval of Agreement and Plan of Reorganization providing for     151
              the combination of the WM Conservative Growth Portfolio into the PIF SAM Conservative Growth Portfolio......................

                                                                                PAGE
                                                                                ----

PROPOSAL 21   Approval of Agreement and Plan of Reorganization providing for     158
              the combination of the WM Flexible Income Portfolio into the
              PIF SAM Flexible Income Portfolio..............................
PROPOSAL 22   Approval of Agreement and Plan of Reorganization providing for     166
              the combination of the WM Strategic Growth Portfolio into the
              PIF SAM Strategic Growth Portfolio.............................
RISKS OF INVESTING IN THE FUNDS..............................................    173
INFORMATION ABOUT THE REORGANIZATION.........................................    178
  Agreements and Plans of Reorganization.....................................    178
  Reasons for the Reorganization.............................................    179
  Board Consideration of the Reorganization..................................    180
  Description of the Securities to Be Issued.................................    181
  Federal Income Tax Consequences............................................    181
  Comparison of Shareholder Rights...........................................    182
CAPITALIZATION...............................................................    187
COMPARATIVE INFORMATION ABOUT THE WM FUNDS AND PIF FUNDS.....................    201
  Distribution Plans and Additional Information Regarding Intermediary           201
     Compensation............................................................
  Purchases, Redemptions and Exchanges of Shares.............................    204
  Dividends and Distributions................................................    208
  Fundamental Investment Restrictions........................................    209
PROPOSALS RELATING TO PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS
PROPOSAL 23   Approval of Proposed Advisory Agreement with WMA...............    210
PROPOSAL 24   Approval of Proposed Sub-Advisory Agreements with:.............    214
     (a)      Van Kampen Asset Management
              - for each of the WM Tax-Exempt Bond Fund, California Insured
                Intermediate Municipal Fund and California Municipal Fund.
     (b)      Janus Capital Management LLC;
     (c)      ClearBridge Advisors, LLC; and
     (d)      OppenheimerFunds, Inc.
              - for the WM Growth Fund
     (e)      Capital Guardian Trust Company; and
              - for the WM International Growth Fund
     (f)      Delaware Management Company; and
     (g)      Oberweis Asset Management, Inc.
              - for the WM Small Cap Growth Fund
  Consideration by the Board of Trustees of Proposed Advisory and Sub-           218
     Advisory Agreements.....................................................
VOTING INFORMATION...........................................................    222
FINANCIAL STATEMENTS.........................................................    223
LEGAL MATTERS................................................................    223
OTHER MATTERS................................................................    223
Appendix A -- Forms of Agreements and Plans of Reorganization................    A-1
   -- PIF and WM Trust I
   -- PIF and WM Trust II
   -- PIF and WM SAM
Appendix B -- Comparison of Fundamental Investment Restrictions..............    B-1
Appendix C -- Debt Security Ratings..........................................    C-1
Appendix D -- Certain Investment Strategies and Related Risks of the             D-1
  Acquiring Funds............................................................

                                                                                PAGE
                                                                                ----

Appendix E -- Costs of Investing in the Acquiring Funds......................    E-1
Appendix F -- Additional Performance Information for the Existing Acquiring      F-1
  Funds......................................................................
Appendix G -- Additional Performance Information for the Acquired Funds......    G-1
Appendix H -- Advisory and Sub-Advisory Agreements: Dates, Approvals and         H-1
  Fees.......................................................................
Appendix I -- Forms of Proposed Advisory Agreements..........................    I-1
Appendix J -- Fees Paid to WMA, Sub-Advisors and Their Affiliates............    J-1
Appendix K -- Principal Officers and Directors of WMA and Sub-Advisors.......    K-1
Appendix L -- Comparable Funds Advised by WMA and Sub-Advisors...............    L-1
Appendix M -- Forms of Proposed Sub-Advisory Agreements......................    M-1
Appendix N -- Outstanding Shares and Share Ownership.........................    N-1
Appendix O -- Financial Highlights of the Existing Acquiring Funds...........    O-1

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of each of the WM Funds of proxies to be used at the Meeting to be held at 10:00 A.M., PACIFIC TIME ON DECEMBER 15, 2006 at 1201 Third Avenue, Seattle, Washington 98101. The purpose of the Meeting is for the shareholders of each Acquired Fund to consider and vote upon the proposed Reorganization providing for the combination of the Acquired Fund into a corresponding Acquiring Fund, each a separate series of PIF, and to take related action to continue the current advisory arrangements and, for certain Acquired Funds, sub-advisory arrangements as necessary until the closing of the Reorganization. Each shareholder of record of an Acquired Fund at the close of business on October 17, 2006 (the "Record Date") is entitled to one vote at the Meeting for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

     WM Funds. The WM Funds are WM I, WM II and WM SAM. Each of WM I and WM II is a Massachusetts business trust, and WM SAM is a Massachusetts limited liability company. Each of WM I, WM II and WM SAM is an open-end management investment company registered under the 1940 Act, and each operates as a series mutual fund. The WM Funds currently offer an aggregate of 22 separate series which are the Acquired Funds. Shares of the WM Funds are offered in a number of classes to the public as well as to retirement plans and individual retirement accounts.

     The investment advisor to and sponsor of each of the Acquired Funds is WM Advisors, Inc. ("WMA"), and the principal underwriter for the WM Funds is WM Funds Distributor, Inc. ("WMFD"). WMA and WMFD are wholly-owned subsidiaries of Washington Mutual, Inc. ("WaMu"), a Washington corporation and publicly owned financial services company. The address of each of WaMu, WMA and WMFD is 1201 Third Avenue, 8(th) Floor, Seattle, WA 98101.

     Pursuant to an investment advisory agreement with the WM Funds with respect to each Acquired Fund, WMA provides investment advisory services and certain corporate administrative services to the Acquired Fund. WMA directly manages certain of the Acquired Funds and, as permitted by the investment advisory agreements, has entered into sub-advisory agreements with sub-advisors with respect to certain other of the Acquired Funds. Under a sub-advisory agreement, the sub-advisor assumes the obligations of WMA to provide investment advisory services for a specific fund. The fees an Acquired Fund pays to each sub-advisor are offset against the fees otherwise payable by the Acquired Fund pays to WMA. WMA and the sub-advisors to the Acquired Funds are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     PIF. PIF is a Maryland corporation and an open-end management investment company registered under the 1940 Act. PIF is a series mutual fund and, at the time of the Reorganization, will offer 68 separate series or funds, including the Acquiring Funds (the "PIF Funds"). The shares of the current PIF Funds are offered in a number of classes to the public as well as to retirement plans and individual retirement accounts.

     The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment advisor to each of the PIF Funds, including the Acquiring Funds, is Principal Management Corporation ("PMC") and the principal underwriter for PIF is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"), a Delaware corporation and publicly owned financial services company. The address of PMC and Princor is the Principal Financial Group, Des Moines, Iowa 50392-2080. The address of Principal Life and PFG is the Principal Financial Group, Des Moines, Iowa.

     Pursuant to a Management Agreement with PIF with respect to each of the Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Acquiring Funds. As permitted by the Management Agreements, PMC has entered into sub-advisory agreements with sub-advisors with respect to each of the Acquiring Funds. Under a sub-advisory agreement, the sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific fund. PMC, not the Acquiring Funds, compensates the sub-advisors. PMC and the sub-advisors to the Acquiring Funds are registered as investment advisors under the Advisers Act.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

     Form and Consequences of the Reorganization. At a meeting held on August 11, 2006, the Board of Trustees of each of the WM Funds, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of any Acquired Fund or WMA (the "Independent Trustees"), unanimously approved an Agreement and Plan of Reorganization (the "Plan") providing for the combination of each Acquired Fund into its corresponding Acquiring Fund (each, a "Combination"). In connection with each Combination, under the Plan, (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.

     As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:



If you own shares of the following            You will receive shares of the following
WM Acquired Fund:                             PIF Acquiring Fund:
WM Trust I:
Equity Income Fund                            Equity Income Fund I*
Growth & Income Fund                          Disciplined LargeCap Blend Fund
High Yield Fund                               High Yield Fund II*
Income Fund                                   Income Fund*
Mid Cap Stock Fund                            MidCap Stock Fund*
Money Market Fund                             Money Market Fund
REIT Fund                                     Real Estate Securities Fund
Small Cap Value Fund                          SmallCap Value Fund
Tax-Exempt Bond Fund                          Tax-Exempt Bond Fund I*
U.S. Government Securities Fund               Mortgage Securities Fund*
West Coast Equity Fund                        West Coast Equity Fund*
WM Trust II:
California Insured Intermediate Municipal     California Insured Intermediate Municipal Fund*
  Fund
California Municipal Fund                     California Municipal Fund*
Growth Fund                                   LargeCap Growth Fund
International Growth Fund                     Diversified International Fund
Short Term Income Fund                        Short Term Income Fund*
Small Cap Growth Fund                         SmallCap Growth Fund
WM SAM:
Balanced Portfolio                            SAM Balanced Portfolio*
Conservative Balanced Portfolio               SAM Conservative Balanced Portfolio*
Conservative Growth Portfolio                 SAM Conservative Growth Portfolio*
Flexible Income Portfolio                     SAM Flexible Income Portfolio*
Strategic Growth Portfolio                    SAM Strategic Growth Portfolio*


--------

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization (the "New Acquiring Funds"). The other Acquiring Funds are existing PIF Funds (the "Existing Acquiring Funds").

     In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Acquiring Fund with a total net asset value equal to the total net asset value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization, which is currently expected to be January 12, 2007 (the "Closing Date") (subject to the prior closing of the Transaction, as defined below).

     No gain or loss will be recognized by any Acquired Fund, Acquiring Fund or shareholder of an Acquired Fund for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

     After a Combination, the policy of PIF with respect to "market timing" or excessive trading will apply to the continuing fund. The Reorganization will not otherwise result in any material change in the purchase, redemption and exchange procedures followed with respect to shares of any fund. See "Comparative Information About the WM Funds and PIF Funds -- Purchases, Redemptions and Exchanges of Shares."

     Each Combination that is approved by shareholders of an Acquired Fund is expected to become effective as of the close of trading on the NYSE on the Closing Date (the "Effective Time"), subject to the prior closing of the Transaction, as defined below. Completion of the Transaction and of the Combination as to any Acquired Fund is not contingent on approval by shareholders of the corresponding Acquiring Fund. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the
Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

     Reasons for the Reorganization. On July 25, 2006, PFG and its subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc. ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA, the investment advisor to the Acquired Funds, and WMA's two subsidiaries, WMFD and WM Shareholder Services, Inc. ("WMSS") (the "Transaction"). The Reorganization arises out of (and is subject to the prior closing of) the Transaction which contemplates combining the Acquired Funds into the Acquiring Funds. The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the Reorganization by the shareholders of certain of the Acquired Funds as described above. After the Transaction, each of WMA, WMFD and WMSS will be a wholly-owned subsidiary of PMC.

     Combining the Acquired Funds and the Acquiring Funds will create a larger fund family that will offer shareholders of the WM Funds a broader range of equity, fixed-income, asset-allocation and other investment options and that presents the opportunity to experience asset growth through an enhanced distribution network, achieve economies of scale and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will continue to be managed by WMA as sub-advisor, generally with the same portfolio managers. PMC has agreed to cap the expenses of the Class A, B and C shares of the Acquiring Funds through February 28, 2008 at the expense levels of their corresponding Acquired Funds for the eight-month period ended June 30, 2006. The expense caps applicable with respect to a particular Acquiring Fund are described in the proposal for the Combination involving that fund.

     With respect to each Combination, the Board of Trustees of the WM Fund believes that the expected advantages to shareholders outweigh any disadvantages and that the Combination will be in the best interests of the Acquired Fund and its shareholders. Factors that the Board of Trustees considered in deciding to approve the Reorganization generally are discussed below under "Information About the Reorganization -- Board Consideration of the Reorganization." Particular factors that the Board of Trustees considered in approving each individual Combination of an Acquired Fund are discussed with respect to the proposal dealing with that Combination under "Board Consideration of Combination."

     Approval of Advisory and Sub-Advisory Agreements. Pursuant to current advisory and sub-advisory agreements, respectively, WMA is the investment adviser to each of the Acquired Funds, and the following Acquired Funds also have one or more investment sub-advisors as indicated below:



WM ACQUIRED FUND                                SUB-ADVISOR OR CO-SUB-ADVISORS
Tax-Exempt Bond Fund                            Van Kampen Asset Management ("Van Kampen")
California Insured Intermediate Municipal Fund  Van Kampen
California Municipal Fund                       Van Kampen
Growth Fund                                     Janus Capital Management LLC ("Janus");
                                                ClearBridge Advisors, LLC ("ClearBridge");
                                                and OppenheimerFunds, Inc. ("Oppenheimer")
International Growth Fund                       Capital Guardian Trust Company ("CGTC")
Small Cap Growth Fund                           Delaware Management Company ("Delaware");
                                                and
                                                ("Oberweis") Asset Management, Inc.


     Under the 1940 Act, the closing of the Transaction will be deemed a change in control of WMA which will result in an assignment of the current advisory and sub-advisory agreements for the Acquired Funds and cause their automatic termination. To ensure that portfolio management services for the Acquired Funds can continue following the Transaction and pending the completion of the Reorganization, the Board of Trustees has approved, and recommends that shareholders approve, advisory agreements with WMA and, as applicable, sub-advisory agreements with the current Acquired Fund sub-advisors named above. The terms of the proposed advisory and sub-advisory agreements, including with respect to advisory and sub-advisory fees, are the same in all material respects as the current such agreements. If the closing of the Transaction, which is subject to regulatory and other approvals as described above, does not take place, the current advisory and sub-advisory agreements will remain in effect.

     To avoid a potential "orphanage" with respect to the portfolio management of any Acquired Fund in the event of the closing of the Transaction without such fund's shareholders having approved a new advisory or sub-advisory agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim advisory agreements with WMA for each of the Acquired Funds and interim sub-advisory agreements with each current sub-advisor for an Acquired Fund. Rule 15a-4, in relevant part, permits the appointment of an investment advisor or sub-advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim advisory and sub-advisory agreements are the same as the proposed advisory and sub-advisory agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim advisory or sub-advisory agreement will remain in effect for a period up to 150 days from the date of termination of the current advisory and sub-advisory agreements, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the proposed advisory and sub-advisory agreements. If shareholders do not approve the proposed advisory and sub-advisory agreements, each of WMA and the current Acquired Fund sub-advisers will receive, for their services under the interim advisory and sub-advisory agreements, respectively, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

     PIF Shareholders Meeting; PIF Fund Reorganizations. The Board of Directors of PIF, at a meeting held on August 25, 2006, called a meeting of shareholders of PIF for December 15, 2006 at which shareholders of PIF will be asked to approve a number of matters (the "PIF Shareholders Meeting"). The matters relating to one or more of the Acquiring Funds, including certain internal PIF fund combinations (Matter (b) below) include proposals to:

                                                                                           AFFECTED
MATTER                                                                                  ACQUIRING FUNDS
------                                                                               --------------------


(a)               Elect the Board of Directors of PIF, including four nominees for   All Acquiring Funds
                  new Directors who are currently Trustees of the WM Funds.
(b)               Combine the PIF Equity Income Fund into the PIF Equity Income      Equity Income Fund
                  Fund I, the Acquiring Fund in Proposal 1 of this Proxy             I and Tax-Exempt
                  Statement/Prospectus, and the PIF Tax-Exempt Bond Fund into        Bond Fund I
                  the PIF Tax-Exempt Bond Fund I, the Acquiring Fund in
                  Proposal 9 (the "PIF Fund Reorganization").
(c)               Amend the Advisory Agreement with PMC to include fund              All Acquiring Funds
                  accounting services currently performed by PMC pursuant to a separate agreement.
(d)               Change PIF Class A and Class B Share 12b-1 Plans from              All Acquiring Funds
                  reimbursement to compensation plans.
(e)               Increase the management fee rates for the LargeCap Growth Fund.    LargeCap Growth Fund
(f)               Change the status of the Real Estate Securities Fund from          Real Estate
                  "diversified" to "non-diversified."                                Securities Fund


     The combinations contemplated by the PIF Fund Reorganizations (Matter (b) above), if approved by PIF shareholders, are expected to become effective as of the close of trading on the NYSE on the Closing Date of the Reorganization. The impact of the PIF Fund Reorganization on the affected Acquiring Funds is reflected in the information under the heading "Fees and Expenses of the Funds" under Proposals 1 and 9 as well as under the heading "Capitalization" below. Completion of the combinations proposed for the Acquired Funds pursuant to the Reorganization is not contingent upon approval of the PIF Fund Reorganization by PIF shareholders.

     The proposed amendment to the Advisory Agreement (Matter (c) above) would require PMC to provide PIF with certain fund accounting services pursuant to that Agreement at no additional charge (the "Advisory Agreement Amendment"). PMC has been providing these services pursuant to an Accounting Services Agreement which also obligates PMC to pay many of the operating expenses of certain PIF Funds, including all the Existing Acquiring Funds. PMC has not been charging any fee under the Accounting Services Agreement for these services. PIF and PMC have agreed that if the Advisory Agreement Amendment is approved by the shareholders of PIF and goes into effect, the Accounting Services Agreement will be terminated with respect to each Existing Acquiring Fund at the effective time of the Combination to which that fund is a party and with respect to each other PIF fund on February 29, 2008. If the Accounting Services Agreement is terminated with respect to a fund, the fund will be obligated to pay substantially all of its own operating expenses which will cause the Other Expense portion of the Annual Fund Operating Expenses of the fund to be higher than it otherwise would be. In those cases in which these Funds are Existing Acquiring Funds, the higher Other Expense figures are reflected in the Annual Fund Operating Expense Tables that appear below in connection with the discussion of the applicable proposals.

                    PROPOSALS RELATING TO THE REORGANIZATION

                                   PROPOSAL 1

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                COMBINATION OF THE WM EQUITY INCOME FUND INTO THE
                            PIF EQUITY INCOME FUND I
                          (WM EQUITY INCOME FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Equity Income Fund (the "Acquired Fund") are being asked to approve the Agreement and Plan of Reorganization with respect to the Combination of that fund into the PIF Equity Income Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization. Pursuant to the separate PIF Fund Reorganization described under "Overview of the Proposed Reorganization," it is proposed that an existing PIF Fund, the PIF Equity Income Fund, will also be combined into the Acquiring Fund at the same time as the Acquired Fund. Consummation of the Combination of the Acquired Fund and the Acquiring Fund is not contingent on the consummation of the existing PIF Fund and the Acquiring Fund.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                        WM EQUITY INCOME FUND            PIF EQUITY INCOME FUND I
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------            ------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF
4/30/2006:        $3,468,912,000                     None*
                                                     * The fund is a New Acquiring
                                                     Fund. At 4/30/2006, the existing
                                                     PIF Fund had net assets of
                                                     $109,872,644.
INVESTMENT
  ADVISOR:        WMA                                PMC
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both fund portfolios are managed by:
  MANAGERS:
                  - Joseph T. Suty, CFA, Vice President and Senior Portfolio Manager,
                    WMA; prior to joining WMA in 2005, a portfolio manager for
                    Washington Capital Management, Inc.
INVESTMENT        Both funds seek to provide a relatively high level of current
  OBJECTIVES:     income and long-term growth of income and capital.
PRINCIPAL         Both funds invest primarily (normally at least 80% of their net
INVESTMENT        assets, plus any borrowings for investment purposes) in dividend-
STRATEGIES:       paying common stocks and preferred stocks.
                  In selecting investments for each of the funds, WMA looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than
                  WMA believes they are worth.
                  Each of the funds may:
                  - invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities;
                  - invest up to 20% of its assets in below-investment-grade fixed-
                    income securities (sometimes called "junk bonds");


                        WM EQUITY INCOME FUND            PIF EQUITY INCOME FUND I
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------            ------------------------


                  - purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery"
                    basis in an aggregate of up to 20% of the market value of its total net assets;
                  - invest up to 20% of its assets in REIT securities; and
                  - invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.
                  The funds may write (sell) covered call options.
HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.



     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about such investment strategies and the types of securities that WMA may select for the respective Funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal and other investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk        - Foreign Securities Risk             - Exchange Rate Risk
- Fixed-Income Securities Risk  - U.S. Government Securities Risk     - Derivatives Risk
- Real Estate Securities Risk   - Value Stock Risk                    - Fund-of-Funds Risk
- High Yield Securities Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                        WM EQUITY INCOME FUND (1)                        PIF EQUITY INCOME FUND I
                                             (ACQUIRED FUND)                                 (ACQUIRING FUND)
                             ----------------------------------------------   ----------------------------------------------
                             CLASS A      CLASS B      CLASS C      CLASS I   CLASS A      CLASS B      CLASS C      CLASS I
                             -------      -------      -------      -------   -------      -------      -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)......        5.50%(2)     None         None         None      5.50%(2)     None         None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)...........        1.00%(4)     5.00%(5)     1.00%(6)     None      1.00%(4)     5.00%(5)     1.00%(6)     None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)..        None         None         None         None      1.00%(7)     1.00%(7)     None         None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming both the Combination and the PIF Fund Reorganization had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                           TOTAL FUND      FEE WAIVER
                                           MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                              FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   EXPENSES
                                           ----------   -----   --------   ----------   ----------------   --------


(A) WM EQUITY INCOME FUND .....  Class A      0.52%      0.25%    0.13%       0.90%             --           0.90%
(Acquired Fund)                  Class B      0.52%      1.00%    0.26%       1.78%             --           1.78%
                                 Class C      0.52%      1.00%    0.16%       1.68%             --           1.68%
                                 Class I      0.52%       N/A     0.06%       0.58%             --           0.58%
(B) PIF EQUITY INCOME FUND I...  Class A      0.51%      0.25%    0.10%       0.86%             --           0.86%
(Acquiring Fund)                 Class B      0.51%      1.00%    0.23%       1.74%           0.01%          1.73%
(Estimated pro forma) (1)(2)     Class C      0.51%      1.00%    0.12%       1.63%             --           1.63%
                                 Class I      0.51%       N/A       --        0.51%             --           0.51%
(C) PIF EQUITY INCOME FUND I...  Class A      0.51%      0.25%    0.10%       0.86%             --           0.86%
(Acquiring Fund)                 Class B      0.51%      1.00%    0.23%       1.74%           0.01%          1.73%
(Pro forma assuming PIF          Class C      0.51%      1.00%    0.12%       1.63%             --           1.63%
Fund Reorganization)(1)(2)       Class I      0.51%       N/A       --        0.51%             --           0.51%



--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.87%; Class
      B -- 1.73%; and Class C -- 1.65%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM EQUITY INCOME FUND........................  Class A    $637      $821     $1,021    $1,597
(Acquired Fund)                                Class B    $681      $960     $1,164    $2,101
                                               Class C    $271      $530     $  913    $1,993
                                               Class I    $ 59      $186     $  324    $  726
PIF EQUITY INCOME FUND I.....................  Class A    $633      $809     $1,001    $1,552
(Acquiring Fund) (Estimated pro forma)         Class B    $676      $946     $1,142    $1,817
                                               Class C    $266      $514     $  887    $1,933
                                               Class I    $ 52      $164     $  285    $  640
PIF EQUITY INCOME FUND I.....................  Class A    $633      $809     $1,001    $1,552
(Acquiring Fund)                               Class B    $676      $946     $1,142    $1,817
(Pro forma assuming PIF Funds Reorganization)  Class C    $266      $514     $  887    $1,933
                                               Class I    $ 52      $164     $  285    $  640
If you do not sell your shares at the end of
  the period:
WM EQUITY INCOME FUND........................  Class B    $181      $560     $  964    $2,101
(Acquired Fund)                                Class C    $171      $530     $  913    $1,193
PIF EQUITY INCOME FUND I.....................  Class B    $176      $546     $  942    $1,817
(Acquiring Fund) (Estimated pro forma)         Class C    $166      $514     $  887    $1,933
PIF EQUITY INCOME FUND I.....................  Class B    $176      $546     $  942    $1,817
(Acquiring Fund)                               Class C    $166      $514     $  887    $1,933
(Pro forma assuming PIF Fund Reorganization)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


          WM EQUITY INCOME FUND                     PIF EQUITY INCOME FUND I
             (Acquired Fund)                            (Acquiring Fund)


  0.625% of the first $250 million; and         0.60% of the first $250 million;
  0.500% of the excess over $250 million      0.55% of the next $250 million; and
                                             0.50% of the excess over $500 million
                                                  of average daily net assets.


     WMA directly manages the assets of the Acquired Fund and will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, WMA will be paid a sub-advisory fee by PMC, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST    PAST 10     SINCE
                                                     1 YEAR   5 YEARS    YEARS    INCEPTION
                                                     ------   -------   -------   ---------


WM EQUITY INCOME FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES)..........................   3.43%    8.25%     10.03%       N/A
     (AFTER TAXES ON DISTRIBUTIONS)(2).............   2.64%    7.38%      8.04%       N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
       SHARES).....................................   3.25%    6.73%      7.62%       N/A
-- CLASS B.........................................   3.55%    8.21%      9.90%       N/A
-- CLASS C(3)......................................   7.60%    8.61%      9.78%       N/A
-- CLASS I(4)......................................   9.84%    9.84%       N/A      11.62%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares of the Acquired Fund became available for purchase on August 1, 2000.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund is expected to have lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will not by itself result in any change to the size of the fund, but if combined with the existing PIF Fund Reorganization, will result in a combined fund which will have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 2

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
               COMBINATION OF THE WM GROWTH & INCOME FUND INTO THE
                       PIF DISCIPLINED LARGECAP BLEND FUND
                         (WM GROWTH & INCOME FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Growth & Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Disciplined LargeCap Blend Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                                      PIF DISCIPLINED LARGECAP BLEND
                       WM GROWTH & INCOME FUND                     FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------        ------------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $2,351,355,000                     $904,578,896
4/30/2006:

INVESTMENT        WMA                                PMC
ADVISOR:

SUB-ADVISOR:      None                               Principal Global Investors, LLC
                                                     ("Principal Global")

PORTFOLIO         The portfolio manager is:          The portfolio manager is:
MANAGERS:
                  - Stephen Q. Spencer, CFA, First   - Jeffrey A. Schwarte, CFA,
                    Vice President and Senior          Associate Portfolio Manager
                    Portfolio Manager, WMA; joined     and Equity Analyst, Principal
                    WMA in 1999.                       Global; joined Principal
                                                       Global in 1993.

INVESTMENT        The Acquired Fund seeks to         The Acquiring Fund seeks long-
OBJECTIVES:       provide long-term capital          term growth of capital.
                  growth. Current income is a
                  secondary consideration.

PRINCIPAL         The Acquired Fund invests          The Acquiring Fund invests
INVESTMENT        primarily in common stocks.        primarily in common stocks of
STRATEGIES:                                          large capitalization companies.
                  In selecting investments for the   Under normal market conditions,
                  fund, WMA looks for common         the fund invests at least 80% of
                  stocks that it believes are        its assets in common stocks of
                  currently undervalued and whose    companies with large market
                  issuers WMA believes have the      capitalizations (those with
                  potential to increase earnings     market capitalizations similar
                  over time. WMA seeks companies     to companies in the S&P 500
                  that it believes have solid        Index) (as of June 30, 2006,
                  management, a competitive          this range was between $683
                  advantage, and the resources to    million and $3.6 billion) at the
                  maintain superior cash flow and    time of purchase.
                  profitability over the long
                  term.                              In selecting securities for
                                                     investment, Principal Global
                  The fund may also invest:.         looks at stocks with value
                                                     and/or growth characteristics
                  - up to 25% of its assets in       and constructs an investment
                    REIT securities;                 portfolio that has a ''blend" of
                                                     stocks with these
                  - in preferred stocks and fixed-   characteristics. In managing the
                    income securities of any         assets of the fund, Principal
                    maturity, including              Global does not have a policy of
                                                     preferring one of these
                                                     categories to the other. The
                                                     value

                                                      PIF DISCIPLINED LARGECAP BLEND
                       WM GROWTH & INCOME FUND                     FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------        ------------------------------

                    mortgage-backed securities and   orientation emphasizes buying
                    convertible securities; and      stocks at less than their
                                                     investment value and avoiding
                  - up to 20% of its assets in       stocks whose price has been
                    high yield fixed-income          artificially built up. The
                    securities (sometimes called     growth orientation emphasizes
                    "junk bonds").                   buying stocks of companies whose
                                                     potential for growth of capital
                                                     and earnings is expected to be
                                                     above average.

                                                     Principal Global believes that
                                                     changes in market expectations
                                                     drive stock prices. Early
                                                     identification of improving
                                                     business fundamentals, early
                                                     identification of positive
                                                     change in expectations regarding
                                                     future profitability of
                                                     companies and paying prices that
                                                     are below "fair value" for these
                                                     stocks will result in investment
                                                     management success. Principal
                                                     Global's investment process is
                                                     designed to systematically
                                                     identify stocks with desirable
                                                     characteristics and combine
                                                     these stocks in a risk-managed
                                                     portfolio to maximize return
                                                     potential by controlling risk.

PORTFOLIO         The fund's portfolio turnover      The fund's portfolio turnover
TURNOVER RATES:   rates were:                        rates were:
                  - 15% for the six months ended     - 76.5% for the six months ended
                    4/30/06 (unaudited);               4/30/06 (unaudited)
                                                       (annualized);
                  - 15% for the fiscal year ended    - 86.7% for the fiscal year
                    10/31/05; and                      ended 10/31/05; and
                  - 06% for the fiscal year ended    - 106.2% for the fiscal year
                    10/31/04.                          ended 10/31/04.

HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."

TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     The Acquired and Acquiring Funds are both equity funds that seek long term growth of capital, but the Acquired Fund also seeks current income as a secondary objective. Other investment strategies of the funds differ.

While the Acquiring Fund invests principally in common stocks of large capitalization companies and pursues both value and growth strategies, the Acquired Fund may invest in equity securities of companies of any size, including small companies, pursues a value approach and may also invest in REITs and in fixed-income securities, including up to 20% of its assets in high yield securities. In addition, as indicated in the table, the Acquiring Fund has had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

     Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different investment objectives and principal strategies, they are subject to different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk                  - Value Stock Risk     - Exchange Rate Risk
- Fund-of-Funds Risk                      - Derivatives Risk
Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk            - Small Company Risk   - Real Estate Securities Risk
- High Yield Securities Risk
Risks applicable to Acquiring Fund:
- Growth Stock Risk                       - Market Segment       - Active Trading Risk
                                            (Large Cap) Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                                                               PIF DISCIPLINED LARGECAP BLEND FUND
                                                                                         (ACQUIRING FUND)
                                                                    ---------------------------------------------------------
                                  WM GROWTH & INCOME FUND(1)              BEFORE
                                       (ACQUIRED FUND)                REORGANIZATION       IN AND AFTER THE REORGANIZATION
                            -------------------------------------   -----------------   -------------------------------------
                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C   CLASS I
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE).........    5.50%     None      None      None      5.75%(2)  None      5.50%(2)  None      None      None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)..............    1.00%(4)  5.00%(6)  1.00%(7)  None      0.75%(4)  4.00%(5)  1.00%(4)  5.00%(6)  1.00%(7)  None
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/EXCHANGED).....    None      None      None      None      1.00%(8)  1.00%(8)  1.00%(8)  1.00%(8)  1.00%(8)  None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of the Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the fiscal year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                          TOTAL FUND     FEE WAIVER
                                          MANAGEMENT   12B-1     OTHER     OPERATING   AND/OR EXPENSE      NET
                                             FEES       FEES   EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES
                                          ----------   -----   --------   ----------   --------------   --------


(A) WM GROWTH & INCOME FUND...  Class A      0.51%      0.25%    0.13%       0.89%            --          0.89%
(Acquired Fund)                 Class B      0.51%      1.00%    0.41%       1.92%            --          1.92%
                                Class C      0.51%      1.00%    0.37%       1.88%            --          1.88%
                                Class I      0.51%       N/A     0.05%       0.56%            --          0.56%
(B) PIF DISCIPLINED LARGECAP
  BLEND FUND..................  Class A      0.60%      0.25%    0.30%       1.15%            --          1.15%
(Acquiring Fund)(1)             Class B      0.60%      1.00%    0.66%       2.26%            --          2.26%
                                Class C      0.60%      1.00%    1.61%       3.21%          1.39%         1.82%
                                Class I      0.60%       N/A       --        0.60%            --          0.60%
(C) PIF DISCIPLINED LARGECAP
  BLEND FUND..................  Class A      0.56%      0.25%    0.14%       0.95%          0.07%         0.88%
(Acquiring Fund)                Class B      0.56%      1.00%    0.43%       1.99%          0.08%         1.91%
(Pro forma assuming
  Combination)(2)               Class C      0.56%      1.00%    1.61%       3.17%          1.35%         1.82%
                                Class I      0.56%       N/A       --        0.56%            --          0.56%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.88%; Class
      B -- 1.91%; and Class C -- 1.82%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                   ------   -------   -------   --------


If you sell your shares at the end of
  the period:
WM GROWTH & INCOME FUND................  Class A    $636     $  818    $1,016    $1,586
(Acquired Fund)                          Class B    $695     $1,003    $1,237    $2,250
                                         Class C    $291     $  591    $1,016    $2,208
                                         Class I    $ 57     $  179    $  313    $  701
PIF DISCIPLINED LARGECAP BLEND FUND....  Class A    $661     $  895    $1,148    $1,871
(Acquiring Fund)                         Class B    $729     $1,106    $1,410    $2,315
                                         Class C    $285     $  697    $1,406    $3,295
                                         Class I    $ 61     $  192    $  335    $  750
PIF DISCIPLINED LARGECAP BLEND FUND....  Class A    $635     $  828    $1,039    $1,645
(Acquiring Fund)                         Class B    $694     $1,007    $1,256    $2,033
(Pro forma assuming Combination)         Class C    $285     $  693    $1,395    $3,264
                                         Class I    $ 57     $  179    $  313    $  701
If you do not sell your shares at the
  end of the period:
WM GROWTH & INCOME FUND................  Class B    $195     $  603    $1,037    $2,250
(Acquired Fund)                          Class C    $191     $  591    $1,016    $2,208
PIF DISCIPLINED LARGECAP BLEND FUND....  Class B    $229     $  706    $1,210    $2,315
(Acquiring Fund)                         Class C    $185     $  697    $1,406    $3,295
PIF DISCIPLINED LARGECAP BLEND FUND....  Class B    $194     $  607    $1,056    $2,033
(Acquiring Fund)                         Class C    $185     $  693    $1,395    $3,264
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


         WM GROWTH & INCOME FUND                  PIF DISCIPLINED LARGECAP BLEND FUND
             (Acquired Fund)                               (Acquiring Fund)


  0.625% of the first $250 million; and            0.60% of the first $500 million;
 0.500% of the excess over $250 million             0.58% of the next $500 million;
      of average daily net assets.                0.56% of the next $500 million; and
                                                 0.55% of the excess over $1.5 billion
                                                     of average daily net assets.


     WMA directly manages the assets of the Acquired Fund. Principal Global manages the assets of the Acquiring Fund as its sub-advisor. Principal Global is an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC. Its principal offices are located at 801 Grand Avenue, Des Moines, IA 50392. For its services, Principal Global is paid a sub-advisory fee by PMC, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                PAST      PAST      PAST       SINCE
                                               1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                               ------   -------   --------   ---------


WM GROWTH & INCOME FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES)....................   (2.39)%   0.60%     8.40%        N/A
  (AFTER TAXES ON DISTRIBUTIONS)(2)..........   (2.57)%   0.34%     7.40%        N/A
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).................................   (1.32)%   0.42%     6.87%        N/A
-- CLASS B...................................   (2.75)%   0.35%     8.26%        N/A
-- CLASS C(3)................................    1.42%    0.81%     8.08%        N/A
-- CLASS I(4)................................    3.62%    2.09%      N/A        4.44%
PIF DISCIPLINED LARGECAP BLEND FUND
  (Acquiring Fund)(1)(5)
-- CLASS A (BEFORE TAXES)(6).................    0.68%     N/A       N/A       12.93%
  (AFTER TAXES ON DISTRIBUTIONS)(2)..........    0.28%     N/A       N/A       12.40%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).................................    0.63%     N/A       N/A       10.94%
-- CLASS B(6)................................    0.88%     N/A       N/A       13.45%
-- CLASS C(7)................................    4.86%     N/A       N/A       14.36%
-- CLASS I...................................    7.16%     N/A       N/A       15.76%


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares of the Acquired Fund became available for purchase on March 23, 1998.

  (5) The Acquiring Fund commenced operations on December 30, 2002, the date the Class I shares were first sold.

  (6) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005. The returns of the Class A and Class B shares for periods prior to that date are based on the performance of the Acquiring Fund's Class I shares adjusted to reflect the fees and expenses of the Class A and B shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class I shares.

  (7) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Class I shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Class I shares of the Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have different investment objectives, strategies and risks, the Board of Trustees determined that their investment objectives, strategies and risks were sufficiently similar overall, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a higher investment management fee rate than the Acquired Fund, but PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during their common period of existence has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 3

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                      COMBINATION OF THE WM HIGH YIELD FUND
                         INTO THE PIF HIGH YIELD FUND II
                            (WM HIGH YIELD FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM High Yield Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF High Yield Fund II (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                         WM HIGH YIELD FUND               PIF HIGH YIELD FUND II
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                         ------------------               ----------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.

NET ASSETS AS OF  $887,812,000                       None** The fund is a New
4/30/2006:                                                  Acquiring Fund.

INVESTMENT        WMA                                PMC
ADVISOR:

SUB-ADVISOR:      None                               WMA

PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:

                  - Gary J. Pokrzywinski, CFA, Chief Investment Officer, Senior Vice
                    President and Senior Portfolio Manager, WMA; joined WMA in 1992.

INVESTMENT        Both funds seek to provide a relatively high level of current
OBJECTIVES:       income and long-term growth of income and capital.

PRINCIPAL         Both funds invest primarily in high-yield, high-risk non-
INVESTMENT        investment-grade fixed-income securities (sometimes called "junk
STRATEGIES:       bonds"), which may include foreign investments.

                  Each of the funds invests, under normal market conditions, at least
                  80% of its net assets (plus any borrowings for investment purposes)
                  in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by WMA.
                  The remainder of each fund's assets may be invested in any other securities WMA believes are consistent with the fund's objective, including higher rated fixed-income securities, REIT securities, common stocks, preferred stocks and convertible securities. Each fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.


                         WM HIGH YIELD FUND               PIF HIGH YIELD FUND II
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                         ------------------               ----------------------

FUNDAMENTAL       Each of the Funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the Funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF Funds --
                  Fundamental Investment Restrictions."

TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both Funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal and other investment strategies, they have substantially the same main risks. These include in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



- Fixed-Income Securities Risk  - Real Estate Securities Risk   - Exchange Rate Risk
- High Yield Securities Risk    - Foreign Securities Risk       - Small Company Risk
- Equity Securities Risk        - Derivatives Risk              - Fund-of-Funds Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                       WM HIGH YIELD FUND(1)                         PIF HIGH YIELD FUND II
                                          (ACQUIRED FUND)                               (ACQUIRING FUND)
                           --------------------------------------------   --------------------------------------------
                           CLASS A     CLASS B     CLASS C      CLASS I   CLASS A     CLASS B     CLASS C      CLASS I
                           -------     -------     -------      -------   -------     -------     -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)........    4.50%       None        None         None      4.50%(2)    None        None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3).............    1.00%(4)    5.00%(5)    1.00%(6)     None      1.00%(4)    5.00%(5)    1.00%(6)     None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)....    None        None        None         None      1.00%(7)    1.00%(7)    1.00%(7)     None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                      TOTAL FUND      FEE WAIVER
                                      MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE
                                         FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   NET EXPENSES
                                      ----------   -----   --------   ----------   ----------------   ------------


WM HIGH YIELD FUND.......   Class A      0.54%      0.25%    0.13%       0.92%             --             0.92%
(Acquired Fund)             Class B      0.54%      1.00%    0.14%       1.68%             --             1.68%
                            Class C      0.54%      1.00%    0.12%       1.66%             --             1.66%
                            Class I      0.54%       N/A     0.05%       0.59%             --             0.59%
PIF HIGH YIELD FUND II...   Class A      0.54%      0.25%    0.12%       0.91%           0.01%            0.90%
(Acquiring Fund)(1) (2)     Class B      0.54%      1.00%    0.14%       1.68%           0.02%            1.66%
(Estimated pro forma)       Class C      0.54%      1.00%    0.14%       1.68%           0.03%            1.65%
                            Class I      0.54%       N/A       --        0.54%             --             0.54%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- .90%; Class
      B -- 1.66%; and Class C -- 1.65%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM HIGH YIELD FUND...........................  Class A    $540      $730     $  936    $1,530
(Acquired Fund)                                Class B    $671      $930     $1,113    $1,993
                                               Class C    $269      $523     $  902    $1,971
                                               Class I    $ 60      $189     $  329    $  738
PIF HIGH YIELD FUND II.......................  Class A    $538      $725     $  929    $1,517
(Acquiring Fund) (Estimated pro forma)         Class B    $669      $925     $1,108    $1,778
                                               Class C    $268      $523     $  906    $1,981
                                               Class I    $ 55      $173     $  302    $  677
If you do not sell your shares at the end of
  the period:
WM HIGH YIELD FUND...........................  Class B    $171      $530     $  913    $1,993
(Acquired Fund)                                Class C    $169      $523     $  902    $1,971
PIF HIGH YIELD FUND II.......................  Class B    $169      $525     $  908    $1,778
(Acquiring Fund) (Estimated pro forma)         Class C    $168      $523     $  906    $1,981

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the Funds' average daily net assets pursuant to the following fee schedules:



            WM HIGH YIELD FUND                        PIF HIGH YIELD FUND II
             (Acquired Fund)                             (Acquiring Fund)
  0.625% of the first $250 million; and       0.625% of the first $250 million; and
  0.500% of the excess over $250 million      0.500% of the excess over $250 million
       of average daily net assets.                of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                             PAST      PAST      SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------


WM HIGH YIELD FUND (Acquired Fund)(1)(3)
-- CLASS A (BEFORE TAXES).................................    1.75%    9.21%      6.75%
  (AFTER TAXES ON DISTRIBUTIONS)(2).......................   (0.65)%   5.65%      3.02%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).......    1.07%    5.61%      3.31%
-- CLASS B................................................    0.79%    9.15%      6.75%
-- CLASS C (4)............................................    4.80%    9.40%     10.94%
-- CLASS I (5)............................................    6.94%   10.63%      7.72%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations, respectively, on April 8, 1998 and May 5, 1998.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (5) Class I shares commenced operations on July 28, 1998.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the other benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as, and is expected to have expense rations substantially similar to those of, the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 4

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                        COMBINATION OF THE WM INCOME FUND
                            INTO THE PIF INCOME FUND
                              (WM INCOME FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Income Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                           WM INCOME FUND                     PIF INCOME FUND
                          (ACQUIRED FUND)                     (ACQUIRING FUND)
                          ---------------                     ----------------


BUSINESS:        A separate series of WM I.          A separate series of PIF.
NET ASSETS AS    $1,254,883,000                      None*
OF 4/30/2006:                                        * The fund is a New Acquiring
                                                       Fund.
INVESTMENT       WMA                                 PMC
  ADVISOR:
SUB-ADVISOR:     None                                WMA
PORTFOLIO        Both funds are co-managed by:
  MANAGERS:      - Gary J. Pokrzywinski, Chief Investment Officer, Senior Vice
                   President and Senior Portfolio Manager, WMA; joined WMA in 1992;
                   and
                 - John R. Friedl, Vice President and Portfolio Manager, WMA; joined
                   WMA in 1998.
INVESTMENT       Both funds seek to provide a high level of current income consistent
OBJECTIVES:      with preservation of capital.
PRINCIPAL        Both funds invest primarily in diversified pools of fixed-income
INVESTMENT       securities, including corporate securities, U.S. Government
STRATEGIES:      securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 20% of which may be in non-investment grade fixed-income securities (sometimes called "junk bonds").
                 The funds invest most of their assets in:
                 - fixed-income and convertible securities;
                 - U.S. government securities, including mortgage-backed securities issued by GNMA, FNMA, and FHLMC or similar government agencies or government-sponsored entities;
                 - commercial mortgage-backed securities;
                 - obligations of U.S. banks that belong to the Federal Reserve
                   System;
                 - preferred stocks and convertible preferred stocks;
                 - the highest grade commercial paper as rated by S&P, Fitch, or
                   Moody's; and
                 - deposits in U.S. banks.
                 Each of the funds may also:
                 - invest in securities denominated in foreign currencies and receive interest, dividends, and sale proceeds in foreign currencies;
                 - engage in foreign currency exchange transactions for hedging or non-hedging purposes and  purchase and sell currencies on a spot
                   (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts;

                           WM INCOME FUND                     PIF INCOME FUND
                          (ACQUIRED FUND)                     (ACQUIRING FUND)
                          ---------------                     ----------------

                 - borrow up to 5% of its total net assets for emergency, non-
                   investment purposes and enter into dollar roll transactions limited in aggregate to no more than 25% of its total net
                   assets;
                 - purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-
                   income securities secured by real estate or interests therein; and
                 - purchase and sell interest rate futures and options.
HEDGING AND      Both funds are authorized to use derivative instruments (financial
STRATEGIC        arrangements the value of which is based on, or derived from, a
TRANSACTIONS:    security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL      Each of the funds is subject to "fundamental"  investment
INVESTMENT       restrictions which may not be changed without the approval of the
RESTRICTIONS:    shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see Appendix
                 B to this Proxy Statement/ Prospectus. See also "Comparative
                 Information About the WM Funds and PIF Funds --  Fundamental
                 Investment Restrictions."
TEMPORARY        For temporary defensive purposes in times of unusual or adverse
DEFENSIVE        market conditions, both funds may invest in cash and cash
INVESTING:       equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Fixed-Income Securities Risk          - U.S. Government Securities Risk   - Fund-of-Funds Risk
- Real Estate Securities Risk           - U.S. Government Sponsored         - Derivatives Risk
                                          Securities Risk
- Foreign Securities Risk               - Exchange Rate Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                       WM INCOME FUND (1)                              PIF INCOME FUND
                                         (ACQUIRED FUND)                               (ACQUIRING FUND)
                          --------------------------------------------   -------------------------------------------
                          CLASS A     CLASS B      CLASS C     CLASS I    CLASS A   CLASS B     CLASS C      CLASS I
                          -------     -------      -------     -------   --------   -------     -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE).......    4.50%       None         None        None    4.50%(2)     None        None       None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)............    1.00%(4)    5.00%(5)     1.00%(6)    None    1.00%(4)     5.00%(5)    1.00%(6)   None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)...    None        None         None        None    1.00%(7)     1.00%(7)    1.00%(7)   None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                     TOTAL FUND      FEE WAIVER
                                     MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE
                                        FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   NET EXPENSES
                                     ----------   -----   --------   ----------   ----------------   ------------


WM INCOME FUND...........  Class A      0.50%      0.25%    0.16%       0.91%             --             0.91%
(Acquired Fund)            Class B      0.50%      1.00%    0.15%       1.65%             --             1.65%
                           Class C      0.50%      1.00%    0.16%       1.66%             --             1.66%
                           Class I      0.50%       N/A     0.04%       0.54%             --             0.54%
PIF INCOME FUND..........  Class A      0.50%      0.25%    0.14%       0.89%             --             0.89%
(Acquiring Fund)           Class B      0.50%      1.00%    0.16%       1.66%           0.02%            1.64%
(Estimated                 Class C      0.50%      1.00%    0.38%       1.88%           0.23%            1.65%
pro forma)(1)(2)           Class I      0.50%       N/A     0.01%       0.51%             --             0.51%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.90%; Class
      B -- 1.64%; and Class C -- 1.65%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM INCOME FUND...............................  Class A    $539      $727     $  931    $1,519
(Acquired Fund)                                Class B    $668      $920     $1,097    $1,960
                                               Class C    $269      $523     $  902    $1,971
                                               Class I    $ 55      $173     $  302    $  677
PIF INCOME FUND..............................  Class A    $537      $721     $  921    $1,497
(Acquiring Fund) (Estimated pro forma)         Class B    $667      $919     $1,098    $1,756
                                               Class C    $268      $541     $  968    $2,159
                                               Class I    $ 52      $164     $  285    $  640
If you do not sell your shares at the end of
  the period:
WM INCOME FUND...............................  Class B    $168      $520     $  897    $1,960
(Acquired Fund)                                Class C    $169      $523     $  902    $1,971
PIF INCOME FUND..............................  Class B    $167      $519     $  898    $1,756
(Acquiring Fund) (Estimated pro forma)         Class C    $168      $541     $  968    $2,159

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



              WM INCOME FUND                             PIF INCOME FUND
             (Acquired Fund)                             (Acquiring Fund)
    0.50% of the first $2 billion; and          0.50% of the first $2 billion; and
   0.45% of the excess over $2 billion         0.45% of the excess over $2 billion
       of average daily net assets.                of average daily net assets.


     WMA directly manages the assets of the Acquired Fund and will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST      PAST       SINCE
                                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                     ------   -------   --------   ---------


WM INCOME FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES)..........................   (2.86)%   5.37%     5.69%        N/A
  (AFTER TAXES ON DISTRIBUTIONS)(2)................   (4.61)%   3.08%     3.16%        N/A
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).......................................   (1.87)%   3.19%     3.25%        N/A
-- CLASS B.........................................   (4.07)%   5.27%     5.53%        N/A
-- CLASS C(3)......................................   (0.09)%   5.62%     5.51%       N /A
-- CLASS I(4)......................................    2.05%    6.77%      N/A        6.23%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares commenced operations on March 23, 1998.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustee determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the other benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as the Acquired Fund and is expected to have substantially similar overall expenses except for Class C expenses which are higher; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 5

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                    COMBINATION OF THE WM MID CAP STOCK FUND
                         INTO THE PIF MIDCAP STOCK FUND
                          (WM MID CAP STOCK FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Mid Cap Stock Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF MidCap Stock Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                        WM MID CAP STOCK FUND              PIF MIDCAP STOCK FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------              ---------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $967,603,000                       None*
4/30/2006:                                           * The fund is a New Acquiring
                                                      Fund.
INVESTMENT        WMA                                PMC
  ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both fund portfolios are managed by:
  MANAGERS:
                  - Daniel R. Coleman, Vice President, Head of Equity Investment Team
                    and Senior Portfolio Manager, WMA; joined WMA in 2001.
INVESTMENT        Both funds seek to provide long-term capital appreciation.
  OBJECTIVES:
PRINCIPAL         Both funds generally invest, under normal market conditions, at
INVESTMENT        least 80% of their assets (plus any borrowings for investment
STRATEGIES:       purposes) in common stocks of companies with market capitalizations at the time of purchase in the range represented by companies included in the S&P Mid Cap 400  ($1.0 billion to $4.5 billion as of June 30, 2006).
                  In selecting investments for the funds, WMA looks for equity investments in companies that have solid management, a competitive advantage and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, WMA considers factors such as high valuations relative to other investment opportunities and deteriorating short-
                  or long-term business fundamentals or future growth prospects. The funds will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range of represented by the S&P Mid Cap 400.
                  Each fund may also:
                  - invest up to 20% of its assets in REIT securities;
                  - invest in fixed-income securities of any maturity, including mortgage-backed securities;
                  - invest up to 20% of its assets in high yield fixed-income securities (commonly known as "junk bonds");
                  - purchase and sell U.S. government securities and collateralized mortgage obligations on  a "when-issued" or "delayed delivery"
                    basis in an aggregate of up to 20% of the market value of its total assets; and
                  - invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

                        WM MID CAP STOCK FUND              PIF MIDCAP STOCK FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------              ---------------------


HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk         - Small Company Risk             - Exchange Rate Risk
- Fixed-Income Securities Risk   - Foreign Securities Risk        - Derivatives Risk
- Real Estate Securities Risk    - Market Segment (Mid Cap)       - Fund-of-Funds Risk
                                 Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and Class I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                     WM MID CAP STOCK FUND(1)                         PIF MIDCAP STOCK FUND
                                          (ACQUIRED FUND)                               (ACQUIRING FUND)
                           --------------------------------------------   --------------------------------------------
                           CLASS A     CLASS B     CLASS C      CLASS I   CLASS A     CLASS B     CLASS C      CLASS I
                           -------     -------     -------      -------   -------     -------     -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)........    5.50%       None        None         None      5.50%(2)    None        None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3).............    1.00%(4)    5.00%(5)    1.00%(6)     None      1.00%(4)    5.00%(5)    1.00%(6)     None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)....    None        None        None         None      1.00%(7)    1.00%(7)    1.00%(7)     None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                      TOTAL FUND      FEE WAIVER
                                      MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE
                                         FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   NET EXPENSES
                                      ----------   -----   --------   ----------   ----------------   ------------


WM MID CAP STOCK FUND ...   Class A      0.75%      0.25%    0.12%       1.12%             --             1.12%
(Acquired Fund)             Class B      0.75%      1.00%    0.36%       2.11%             --             2.11%
                            Class C      0.75%      1.00%    0.24%       1.99%             --             1.99%
                            Class I      0.75%       N/A     0.05%       0.80%             --             0.80%
PIF MIDCAP STOCK FUND....   Class A      0.75%      0.25%    0.08%       1.08%             --             1.08%
(Acquiring Fund)            Class B      0.75%      1.00%    0.41%       2.16%           0.10%            2.06%
(Estimated                  Class C      0.75%      1.00%    0.52%       2.27%           0.32%            1.95%
pro forma) (1)(2)           Class I      0.75%       N/A     0.01%       0.76%             --             0.76%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 1.10%; Class
      B -- 2.06%; and Class C -- 1.95%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM MID CAP STOCK FUND........................  Class A    $658     $  886    $1,133    $1,838
(Acquired Fund)                                Class B    $714     $1,061    $1,334    $2,450
                                               Class C    $302     $  624    $1,073    $2,374
                                               Class I    $ 82     $  255    $  444    $  990
PIF MIDCAP STOCK FUND........................  Class A    $654     $  875    $1,113    $1,795
(Acquiring Fund) (Estimated pro forma)         Class B    $709     $1,055    $1,339    $2,200
                                               Class C    $298     $  641    $1,150    $2,550
                                               Class I    $ 78     $  243    $  422    $  942
If you do not sell your shares at the end of
  the period:
WM MID CAP STOCK FUND........................  Class B    $214     $  661    $1,134    $2,450
(Acquired Fund)                                Class C    $202     $  624    $1,073    $2,324
PIF MID CAP STOCK FUND.......................  Class B    $209     $  655    $1,139    $2,200
(Acquiring Fund) (Estimated pro forma)         Class C    $198     $  641    $1,150    $2,550


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



          WM MID CAP STOCK FUND                       PIF MIDCAP STOCK FUND
             (Acquired Fund)                             (Acquiring Fund)
      0.75% of the first $1 billion;              0.75% of the first $1 billion;
      0.70% of the next $1 billion;               0.70% of the next $1 billion;
    0.65% of the next $1 billion; and           0.65% of the next $1 billion; and
   0.60% of the excess over $3 billion         0.60% of the excess over $3 billion
       of average daily net assets.                of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                             PAST      PAST      SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------


WM MID CAP STOCK FUND (Acquired Fund)(1)(3)
-- CLASS A (BEFORE TAXES).................................    6.71%    8.83%     13.13%
  (AFTER TAXES ON DISTRIBUTIONS)(2).......................    5.47%    8.17%     12.51%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).......    5.91%    7.45%     11.35%
-- CLASS B................................................    6.87%    8.74%     13.15%
-- CLASS C(4).............................................   11.00%    9.07%     13.20%
-- CLASS I (4)............................................   13.31%   10.53%     14.70%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A, Class B and Class I shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the other benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as the Acquired Fund and is expected to have substantially similar overall expenses except for Class C expenses which are higher; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 6

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                     COMBINATION OF THE WM MONEY MARKET FUND
                         INTO THE PIF MONEY MARKET FUND
                           (WM MONEY MARKET FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Money Market Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the PIF Money Market Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                        WM MONEY MARKET FUND               PIF MONEY MARKET FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        --------------------               ---------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $926,111,000                       $606,055,981
4/30/2006:
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               Principal Global Investors, LLC
                                                     ("Principal Global")
PORTFOLIO         The portfolio manager is:          The portfolio managers are:
MANAGERS:         - Scott J. Peterson, CFA, Vice     - Tracy Reeg, Portfolio Manager,
                    president and Senior Portfolio     specializing in management and
                    Manager, WMA.                      research for the short-term
                                                       money market portfolios;
                                                       joined Principal in 1993; and
                                                     - Alice Robertson, Senior Trader
                                                       and money market Portfolio
                                                       Manager; joined Principal in
                                                       1990.
INVESTMENT        The Acquired Fund seeks to         The Acquiring Fund seeks as high
OBJECTIVES:       maximize current income while      a level of current income as is
                  preserving capital and             considered consistent with
                  maintaining liquidity.             preservation of principal and
                                                     maintenance of liquidity.
PRINCIPAL         The Acquired Fund invests only     The Acquiring Fund invests in
INVESTMENT        in U.S. dollar-denominated         high quality, short-term money
STRATEGIES:       short-term money market            market instruments denominated
                  securities. The fund will only     in U.S. dollars which are
                  purchase securities issued or      believed to present minimal
                  guaranteed by the U.S.             credit risks. At the time of
                  government, its agencies,          purchase, each security is an
                  sponsored entities or              "eligible security" as defined
                  instrumentalities or securities    in regulations issued under the
                  that are, or have issuers that     1940 Act.
                  are:
                                                     The fund maintains a dollar
                  - rated by at least two NRSROs,    weighted average portfolio
                    such as S&P, Fitch, or           maturity of 90 days or less and
                    Moody's, in one of the two       generally hold investments until
                    highest rating categories for    maturity. However, the fund may
                    short-term, fixed-income         sell a security before it
                    securities;                      matures:
                  - rated in one of the two          - to take advantage of market
                    highest categories for short-      variations;
                    term debt by the only NRSRO      - to generate cash to cover
                    that has issued a rating; or       sales of shares by fund
                  - if not so rated, are               shareholders; or
                    determined to be

                        WM MONEY MARKET FUND               PIF MONEY MARKET FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        --------------------               ---------------------

                    of comparable quality.           - upon revised credit opinions
                                                       of the security's issuer.
                  In pursuing its objective, the
                  fund invests solely in money       The sale of a security by the
                  market instruments that may be     fund before maturity may not be
                  included in the following six      in the best interest of the
                  general categories:                fund. The sale of portfolio
                  - U.S. government securities;      securities is usually a taxable
                  - short-term commercial            event. The fund may borrow money
                    notes (including asset-backed    to cover the sale of their
                    securities) issued directly by   shares.
                    U.S. and foreign businesses,
                    banking institutions,            It is the policy of the fund to
                    financial institutions           be as fully invested as possible
                    (including brokerage, finance    to maximize current income.
                    and insurance companies), and    Securities in which the fund
                    state and local governments      invests include:
                    and municipalities to finance
                    short-term cash needs;           - securities issued or
                  - obligations of U.S. and            guaranteed by the U.S.
                    foreign banks with assets of       government, including treasury
                    more than $500 million;            bills, notes and bonds;
                  - U.S. dollar-denominated
                    securities issued by foreign     - securities issued or
                    governments, their agencies or     guaranteed by agencies or
                    instrumentalities or by            instrumentalities of the U.S.
                    supranational entities;            government. These are backed
                  - short-term corporate               either by the full faith and
                    securities rated in one of the     credit of the U.S. government
                    two highest rating categories      or by the credit of the
                    by an NRSRO; and                   particular agency or
                  - repurchase agreements.             instrumentality;

                  At the time of investment, no      - bank obligations, including
                  security (except U.S. government     certificates of deposit which
                  securities subject to repurchase     generally are negotiable
                  agreements and variable rate         certificates against funds
                  demand notes) purchased by the       deposited in a commercial bank
                  fund will have a maturity            or bankers acceptances which
                  exceeding 397 days, and the          are time drafts drawn on a
                  fund's average portfolio             commercial bank, usually in
                  maturity will not exceed 90          connection with international
                  days. The fund will attempt to       commercial transactions;
                  maintain a stable net asset        - commercial paper which is
                  value of $1.00, but there can be     short-term promissory notes
                  no assurance that the fund will      issued by U.S. or foreign
                  be able to do so.                    corporations primarily to
                                                       finance short-term credit
                                                       needs;
                                                     - corporate debt consisting of
                                                       notes, bonds or debentures
                                                       which at the time of purchase
                                                       by the funds has 397 days or
                                                       less remaining to maturity;
                                                     - repurchase agreements under
                                                       which securities are purchased
                                                       with an agreement by the
                                                       seller to repurchase the
                                                       security at the same price
                                                       plus interest at a specified
                                                       rate. Generally these have a
                                                       short maturity (less than a
                                                       week) but may also have a
                                                       longer maturity; and

                        WM MONEY MARKET FUND               PIF MONEY MARKET FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        --------------------               ---------------------


                                                     - taxable municipal obligations
                                                       which are short-term
                                                       obligations issued or
                                                       guaranteed by state and
                                                       municipal issuers which
                                                       generate taxable income.

                                                     Among the certificates of
                                                     deposit typically held by the
                                                     fund are Eurodollar and Yankee
                                                     obligations, which are issued in
                                                     U.S. dollars by foreign banks
                                                     and foreign branches of U.S.
                                                     banks.
FUNDAMENTAL       Each of the funds is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  ''Comparative Information About the WM Funds and PIF Funds --
                  Fundamental Investment Restrictions."


     Because the Acquired and Acquiring Funds are both money market funds that seek to maximize, or a high level of, current income consistent with liquidity and preservation of principal by investing in high quality short term money market instruments, they have substantially the same investment objectives and principal strategies.

     Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The Statement of Additional Information provides further information about the portfolio manager(s) for the Acquiring Fund, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the funds have substantially the same investment objectives and principal strategies, they have the same risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



- Fixed-Income Securities Risk         - U.S. Government Securities Risk        - Eurodollar and Yankee Obligations Risk
- Interest Rate Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     Although each of the funds seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either fund. An investment in either fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                  WM MONEY MARKET FUND (1)
                                      (ACQUIRED FUND)
                         -----------------------------------------
                         CLASS A   CLASS B     CLASS C     CLASS I
                         -------   -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE) .....   None(2)    None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)...........     None     5.00%(5)    1.00%(6)    None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)..     None     None        None        None


                                                PIF MONEY MARKET FUND
                                                   (ACQUIRING FUND)
                         -------------------------------------------------------------------
                                BEFORE
                            REORGANIZATION             IN AND AFTER THE REORGANIZATION
                         -------------------     -------------------------------------------
                         CLASS A     CLASS B     CLASS A     CLASS B     CLASS C     CLASS I
                         -------     -------     -------     -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE) .....     None        None      None(2)      None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)...........     0.75%(4)    4.00%(4)    None       5.00%(5)    1.00%(7)    None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)..   None(4)     None(5)       None       None        None        None



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Redemption from Class C shares of the PIF Money Market Fund acquired by exchange from other PIF Funds on which no sales charge was paid at the time of purchase are subject to a 1.00% CDSC if made within 12 months after the purchase of the exchanged shares.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of the Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the fiscal year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                     TOTAL FUND   FEE WAIVER AND/OR
                                     MANAGEMENT   12B-1     OTHER     OPERATING        EXPENSE
                                        FEES       FEES   EXPENSES    EXPENSES      REIMBURSEMENT     NET EXPENSES
                                     ----------   -----   --------   ----------   -----------------   ------------


(A) WM MONEY MARKET
  FUND...................  Class A      0.45%      0.00%    0.19%       0.64%              --             0.64%
(Acquired Fund)            Class B      0.45%      1.00%    0.29%       1.74%              --             1.74%
                           Class C      0.45%      1.00%    0.30%       1.75%              --             1.75%
                           Class I      0.45%       N/A     0.14%       0.59%              --             0.59%
(B) PIF MONEY MARKET
  FUND...................  Class A      0.40%      0.00%    0.20%       0.60%              --             0.60%
(Acquiring Fund)(1)(2)     Class B      0.40%      1.00%    1.21%       2.61%            1.01%            1.60%
                           Class C      0.40%      1.00%    0.64%       2.04%            0.25%            1.79%
                           Class I      0.40%       N/A       --        0.40%              --             0.40%
(C) PIF MONEY MARKET
  FUND...................  Class A      0.39%      0.00%    0.08%       0.47%              --             0.47%
(Acquiring Fund)           Class B      0.39%      1.00%    0.25%       1.64%              --             1.64%
(Pro forma assuming        Class C      0.39%      1.00%    0.64%       2.03%            0.24%            1.79%
Combination)(3)            Class I      0.39%       N/A     0.01%       0.40%              --             0.40%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class B shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2007. The expense limits will maintain for the Class B shares a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60%.

  (3) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.64%; Class
      B -- 1.74%; and Class C -- 1.79%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM MONEY MARKET FUND.........................  Class A    $ 65      $205     $  357    $  798
(Acquired Fund)                                Class B    $677      $948     $1,144    $2,058
                                               Class C    $278      $551     $  949    $2,062
                                               Class I    $ 60      $189     $  329    $  738
PIF MONEY MARKET FUND........................  Class A    $ 61      $192     $  335    $  750
(Acquiring Fund)                               Class B    $663      $960     $1,348    $2,239
                                               Class C    $282      $586     $1,047    $2,324
                                               Class I    $ 41      $128     $  224    $  505
PIF MONEY MARKET FUND........................  Class A    $ 48      $151     $  263    $  591
(Acquiring Fund)                               Class B    $667      $917     $1,092    $1,665
(Pro forma assuming Combination)               Class C    $282      $585     $1,044    $2,315
                                               Class I    $ 41      $128     $  224    $  505
If you do not sell your shares at the end of
  the period:
WM MONEY MARKET FUND.........................  Class B    $177      $548     $  944    $2,058
(Acquired Fund)                                Class C    $278      $551     $  949    $2,062
PIF MONEY MARKET FUND........................  Class B    $167      $517     $  892    $1,665
(Acquiring Fund)                               Class C    $182      $586     $1,047    $2,324
PIF MONEY MARKET FUND........................  Class B    $163      $507     $  882    $1,621
(Acquiring Fund)                               Class C    $182      $585     $1,044    $2,315
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



           WM MONEY MARKET FUND                       PIF MONEY MARKET FUND
             (Acquired Fund)                             (Acquiring Fund)
    0.45% of the first $1 billion; and           0.40% of the first $500 million;
   0.40% of the excess over $1 billion           0.39% of the next $500 million;
       of average daily net assets.            0.38% of the next $500 million; and
                                              0.37% of the excess over $1.5 billion
                                                   of average daily net assets.


     WMA directly manages the assets of the Acquired Fund. Principal Global is the sub-advisor to and manages the assets of the Acquiring Fund. Principal Global, with offices at 801 Grand Avenue, Des Moines, IA 50392, is an affiliate of PMC and a member of the Principal Financial Group. For its services, Principal Global receives a sub-advisory fee which is paid by PMC and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and the Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                       PAST      PAST    PAST 10     SINCE
                                                      1 YEAR   5 YEARS    YEARS    INCEPTION
                                                      ------   -------   -------   ---------


WM MONEY MARKET FUND (Acquired Fund)
-- CLASS A..........................................    2.64%    1.83%     3.45%       N/A
-- CLASS B..........................................   (3.47)%   0.50%     2.68%       N/A
-- CLASS C(1).......................................    0.51%    0.91%     2.53%       N/A
-- CLASS I(2).......................................    2.69%    1.88%      N/A       3.10%
PIF MONEY MARKET FUND (Acquiring Fund)(3)
-- CLASS A (BEFORE TAXES)(4)........................    2.56%    1.51%      N/A       1.57%
-- CLASS B(4).......................................   (3.25)%   0.97%      N/A       1.41%
-- CLASS C(5).......................................    0.52%    0.64%      N/A       0.70%
-- CLASS I(4).......................................    2.93%    2.03%      N/A       2.09%


--------

  (1) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (2) Class I shares of the Acquired Fund commenced operations on March 23,
      1998.

  (3) The Acquiring Fund commenced operations on December 6, 2000.

  (4) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005, and the Class I shares began operations on March 1, 2001. The returns of the Class A, Class B and Class I shares for periods prior to those dates are based on the performance of the Acquiring Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B and Class I shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

  (5) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors Preferred Class shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred Class shares of the Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a lower management fee rate than the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during their common period of existence has performed comparably to the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 7

           APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
                     FOR THE COMBINATION OF THE WM REIT FUND
                    INTO THE PIF REAL ESTATE SECURITIES FUND
                               (WM REIT FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM REIT Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Real Estate Securities Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                            WM REIT FUND              PIF REAL ESTATE SECURITIES FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                           ---------------            -------------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $457,297,000                       $1,018,783,767
4/30/2006:
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               Principal Real Estate Investors,
                                                     LLC
                                                     ("Principal-REI")
PORTFOLIO         The portfolio manager is:          The portfolio manager is:
MANAGERS:         - David W. Simpson, CFA, Vice      - Kelly D. Rush, CFA, Director
                    President and Senior Portfolio     of Real Estate Investment
                    Manager, WMA; from 2001-2002,      Trust ("REIT") activity;
                    Chief Investment Officer and       joined Principal in 1987.
                    Managing Director of Summit
                    Capital Management, LLC.
INVESTMENT        The Acquired Fund seeks to         The Acquiring Fund seeks to
OBJECTIVES:       provide a high level of current    generate a total return by
                  income and intermediate to long-   investing primarily in equity
                  term capital appreciation.         securities of companies
                                                     principally engaged in the real
                                                     estate industry.
PRINCIPAL         Under normal market conditions,    Under normal markets conditions,
INVESTMENT        the Acquired Fund will invest at   the Acquiring Fund invests at
STRATEGIES:       least 80% of its net assets        least 80% of its assets in
                  (plus any borrowings for           equity securities of companies
                  investment purposes) in REIT       principally engaged in the real
                  securities. The fund may also      estate industry. For purposes of
                  invest in U.S. government          the fund's investment policies,
                  obligations, convertible           a real estate company has at
                  securities and preferred stocks,   least 50% of its assets, income
                  exchange traded funds, mortgage-   or profits derived from products
                  backed securities,                 or services related to the real
                  collateralized mortgage            estate industry. Real estate
                  obligations, and asset-backed      companies include REITs and
                  securities.                        companies with substantial real
                                                     estate holdings such as paper,
                  WMA seeks investments for the      lumber, hotel and entertainment
                  fund that represent a variety of   companies. Companies whose
                  sectors in the real estate         products and services relate to
                  industry. In selecting             the real estate industry include
                  investments for the fund, WMA      building supply manufacturers,
                  looks for high quality REIT        mortgage lenders and mortgage
                  securities at attractive           servicing companies.
                  valuations that have fundamental
                  indicators of dividend growth      REITs are corporations or
                  potential, capital appreciation,   business trusts that are
                  a strong financial position, and   permitted to eliminate
                  solid

                            WM REIT FUND              PIF REAL ESTATE SECURITIES FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                           ---------------            -------------------------------

                  management demonstrating           corporate level federal income
                  consistency in adding value and    taxes by meeting certain
                  generating cash flow.              requirements of the Internal
                                                     Revenue Code. REITs are
                  The fund may:                      characterized as:
                                                     - Equity REITs, which primarily
                  - invest up to 20% of its assets     own property and generate
                    in below-investment-grade          revenue from rental income;
                    fixed-income securities          - Mortgage REITs, which invest
                    (sometimes called ''junk           in real estate mortgages; and
                    bonds");                         - Hybrid REITs, which combine
                  - invest in fixed-income             the characteristics of both
                    securities of any maturity         equity and mortgage REITs.
                    including mortgage-backed
                    securities, U.S. government      In selecting securities for the
                    securities, and asset-backed     fund, Principal REI focuses on
                    securities; and                  equity REITs.
                  - purchase or sell U.S.
                    government securities or         The fund may invest up to 25% of
                    collateralized mortgage          its assets in securities of
                    obligations on a ''when-         foreign real estate companies.
                    issued" or ''delayed-delivery"
                    basis in an aggregate of up to   The fund's portfolio turnover
                    20% of the market value of its   rates were:
                    total net assets.
PORTFOLIO         The fund's portfolio turnover      The fund's portfolio turnover
TURNOVER RATES:   rates were:                        rates were:
                  - 16% for the six months ended     - 39.4% for the six months ended
                    4/30/06 (unaudited);               4/30/06 (unaudited)
                  - 11% for the fiscal year ended      (annualized);
                    10/31/05; and                    - 26.7%* for the fiscal year
                  - 05% for the fiscal year ended      ended 10/31/05; and
                    10/31/04.                        - 67.9% for the fiscal year
                                                       ended 10/31/04.

                                                     *Rate excludes impact of fund
                                                     combination. See Appendix O
                                                     ("Financial Highlights").


HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.

     The Acquired and Acquiring Funds have somewhat different investment objectives, with the former seeking a high level of current income as well as intermediate to long-term capital appreciation and the latter seeking to generate a total return. Both invest principally in real estate securities, but the Acquired Fund has a policy requiring a greater portion of its assets to be invested in securities of REITs. The funds also differ in that the Acquiring Fund may invest up to 25% of its assets in foreign real estate companies. In addition, the Acquired Fund, but not the Acquiring Fund, may invest significantly in fixed-income securities, including high yield securities. As indicated in the table, the Acquiring Fund has had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

     Both the Acquired and Acquiring Funds are "diversified." However, the Board of Directors of PIF has approved a proposal to change the status of the Acquiring Fund from "diversified to "non-diversified." This proposal will be submitted to shareholders of the Acquiring Fund at the PIF Shareholders Meeting.

     Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk              - Real Estate Securities Risk   - Exchange Rate Risk
- Foreign Securities Risk             - Fund-of-Funds Risk            - Derivatives Risk
- Sector (Real Estate) Risk           - Small Company Risk

Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk        - High Yield Securities Risk

Risks applicable to Acquiring Fund:
- Active Trading Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

     If, at the PIF Shareholders Meeting, shareholders of the Acquiring Fund approve the proposal to change the status of the Acquiring Fund from "diversified to "non-diversified," the Acquiring Fund will be authorized to invest a high percentage of it assets in the securities of a relatively small number of issuers and thus will be subject to "Non-Diversification Risk."

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                                                                  PIF REAL ESTATE SECURITIES FUND
                                                                                          (ACQUIRING FUND)
                                                                     ---------------------------------------------------------
                                        WM REIT FUND (1)                   BEFORE
                                        (ACQUIRED FUND)                REORGANIZATION       IN AND AFTER THE REORGANIZATION
                             -------------------------------------   -----------------   -------------------------------------
                             CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C   CLASS I
                             -------   -------   -------   -------   -------   -------   -------   -------   -------   -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES (AS
  A % OF OFFERING PRICE)...    5.50%     None      None      None      5.75%(2)  None      5.50%(2)  None      None      None
MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) (AS A
  % OF DOLLARS SUBJECT TO
  CHARGE)(3)...............    1.00%(4)  5.00%(6)  1.00%(7)  None      0.75%(4)  4.00%(5)  1.00%(4)  5.00%(6)  1.00%(7)  None
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)......    None      None      None      None      1.00%(8)  1.00%(8)  1.00%(8)  1.00%(8)  1.00%(8)  None



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the fiscal year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                  TOTAL FUND   FEE WAIVER AND/OR
                                  MANAGEMENT   12B-1     OTHER     OPERATING        EXPENSE           NET
                                     FEES       FEES   EXPENSES    EXPENSES      REIMBURSEMENT     EXPENSES
                                  ----------   -----   --------   ----------   -----------------   --------


(A) WM REIT FUND......  Class A      0.80%      0.25%    0.26%       1.31%              --           1.31%
(Acquired Fund)         Class B      0.80%      1.00%    0.29%       2.09%              --           2.09%
                        Class C      0.80%      1.00%    0.20%       2.00%              --           2.00%
                        Class I      0.80%       N/A     0.04%       0.84%              --           0.84%
(B) PIF REAL ESTATE
  SECURITIES FUND.....  Class A      0.85%      0.25%    0.39%       1.49%              --           1.49%
(Acquiring Fund)(1)     Class B      0.85%      1.00%    0.58%       2.43%              --           2.43%
                        Class C      0.85%      1.00%    0.67%       2.52%            0.54%          1.98%
                        Class I      0.85%       N/A       --        0.85%              --           0.85%
(C) PIF REAL ESTATE
  SECURITIES FUND.....  Class A      0.83%      0.25%    0.29%       1.37%            0.09%          1.28%
(Acquiring Fund)        Class B      0.83%      1.00%    0.38%       2.21%            0.13%          2.08%
(Pro forma assuming     Class C      0.83%      1.00%    0.67%       2.50%            0.52%          1.98%
Combination)(2)         Class I      0.83%       N/A     0.01%       0.84%              --           0.84%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 1.28%; Class
      B -- 2.08%; and Class C -- 1.98%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that Fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM REIT FUND.................................  Class A    $676     $  942    $1,229    $2,042
(Acquired Fund)                                Class B    $712     $1,055    $1,324    $2,429
                                               Class C    $303     $  627    $1,078    $2,335
                                               Class I    $ 86     $  268    $  466    $1,037
PIF REAL ESTATE SECURITIES FUND..............  Class A    $693     $  995    $1,318    $2,232
(Acquiring Fund)                               Class B    $746     $1,158    $1,496    $2,533
                                               Class C    $301     $  670    $1,232    $2,764
                                               Class I    $ 87     $  271    $  471    $1,049
PIF REAL ESTATE SECURITIES FUND..............  Class A    $613     $  949    $1,248    $2,097
(Acquiring Fund)                               Class B    $711     $1,063    $1,358    $2,308
(Pro forma assuming Combination)               Class C    $301     $  668    $1,226    $2,748
                                               Class I    $ 86     $  268    $  466    $1,037
If you do not sell your shares at the end of
  the period:
WM REIT FUND.................................  Class B    $212     $  655    $1,124    $2,429
(Acquired Fund)                                Class C    $203     $  627    $1,078    $2,335
PIF REAL ESTATE SECURITIES FUND..............  Class B    $246     $  758    $1,296    $2,533
(Acquiring Fund)                               Class C    $201     $  670    $1,232    $2,764
PIF REAL ESTATE SECURITIES FUND..............  Class B    $211     $  663    $1,158    $2,308
(Acquiring Fund)                               Class C    $201     $  668    $1,226    $2,748
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



               WM REIT FUND                      PIF REAL ESTATE SECURITIES FUND
             (Acquired Fund)                             (Acquiring Fund)
     0.80% of the first $500 million;            0.85% of the first $500 million;
     0.75% of the next $1.5 billion;             0.83% of the next $500 million;
    0.70% of the next $1 billion; and          0.81% of the next $500 million; and
   0.65% of the excess over $3 billion        0.80% of the excess over $1.5 billion
       of average daily net assets.                of average daily net assets.


     WMA directly manages the assets of the Acquired Fund. Principal REI is the sub-advisor to and manages the assets of the Acquiring Fund. As compensation for such services, Principal REI is paid a sub-advisory fee by the advisor to the Acquiring Fund, PMC, and not by the Acquiring Fund. Principal REI, with offices at 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly owned subsidiary of Principal Life and an affiliate of PMC.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST      PAST       SINCE
                                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                     ------   -------   --------   ---------


WM REIT FUND (Acquired Fund)(1)(3)
-- CLASS A (BEFORE TAXES)..........................    3.14%     N/A       N/A       24.08%
  (AFTER TAXES ON DISTRIBUTIONS)(2)................    1.89%     N/A       N/A       22.65%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).......................................    2.52%     N/A       N/A       20.24%
-- CLASS B.........................................    3.19%     N/A       N/A       24.68%
-- CLASS C.........................................    7.28%     N/A       N/A       25.73%
-- CLASS I.........................................    9.61%     N/A       N/A       27.15%
PIF REAL ESTATE SECURITIES FUND (Acquiring
  Fund)(1)(4)
-- CLASS A (BEFORE TAXES)(5).......................    8.54%   18.13%      N/A       18.64%
  (AFTER TAXES ON DISTRIBUTIONS)(2)................    7.40%   16.79%      N/A       17.24%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).......................................    6.07%   15.23%      N/A       15.65%
-- CLASS B(5)......................................    8.93%   18.41%      N/A       19.12%
-- CLASS C(6)......................................   13.28%   18.96%      N/A       19.47%
-- CLASS I(5)......................................   15.60%   20.22%      N/A       20.73%


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) The Acquired Fund commenced operations on March 1, 2003.

  (4) The Acquiring Fund commenced operations on December 6, 2000.

  (5) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005, and the Class I shares on March 1, 2001. The returns of the Class A, Class B and Class I shares for periods prior to those dates are based on the performance of the Acquiring Fund's Advisors Preferred shares adjusted to reflect the fees and expenses of the Class A, Class B and Class I shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred.

  (6) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors Preferred shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred shares of the Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have different investment objectives, strategies and risks, the Board of Trustees determined that their investment objectives, strategies and risks were sufficiently similar overall, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a higher investment management fee rate than the Acquired Fund, but PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has outperformed the Acquired Fund in the near term, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base, and improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 8

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                   COMBINATION OF THE WM SMALL CAP VALUE FUND
                        INTO THE PIF SMALLCAP VALUE FUND
                         (WM SMALL CAP VALUE FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Small Cap Value Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF SmallCap Value Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                       WM SMALL CAP VALUE FUND            PIF SMALLCAP VALUE FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------            -----------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $310,334,000                       $173,648,903
4/30/2006:
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               Principal Global Investors, LLC
                                                     ("Principal Global")
PORTFOLIO         The portfolio manager is:          The portfolio manager is:
MANAGERS:         - David Simpson, CFA, Vice         - Thomas Morabito, CFA, Lead
                    President and Senior Portfolio     Small-Cap Value Portfolio
                    Manager, WMA; from 2001-2002,      Manager, Principal Global;
                    Chief Investment Officer and       joined Principal in 2000.
                    Managing Director, Summit
                    Capital Management, LLC.
INVESTMENT        The Acquired Fund seeks to         The Acquiring Fund seeks long-
OBJECTIVES:       provide long-term capital          term growth of capital.
                  appreciation.
PRINCIPAL         The Acquired Fund normally         Under normal market conditions,
INVESTMENT        invests at least 80% of its net    the Acquiring Fund invests at
STRATEGIES:       assets (plus any borrowings for    least 80% of its assets in
                  investment purposes) in common     common stocks of companies with
                  stock of companies with market     small market capitalizations
                  capitalizations in the range       (those with market
                  represented by companies in the    capitalizations similar to
                  Russell 2000 Index (as of June     companies in the Russell 2000
                  30, 2006, this range was between   Value Index) (as of June 30,
                  $83.0 million and $2.3 billion)    2006, this range was between $83
                  at the time of purchase.           million and $2.3 billion) at the
                                                     time of purchase.

                       WM SMALL CAP VALUE FUND            PIF SMALLCAP VALUE FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------            -----------------------


                  In selecting investments for the   The equity investment philosophy
                  fund, WMA uses a value approach    of Principal Global is based on
                  that focuses on securities of      the belief that superior stock
                  companies that WMA believes are    selection is the key to
                  trading at a meaningful discount   consistent out-performance.
                  from the value of the companies'   Superior stock selection is
                  assets and ongoing operations.     achieved by a combination of
                  WMA generally uses a long-term     systematically evaluating
                  investment approach and will       company fundamentals and in-
                  sell a security when it believes   depth original research. The
                  that the full value of the         sub-advisor focuses on four
                  business entity is reflected in    critical drivers of stock
                  the security's price. The fund     performance: improving business
                  will not necessarily dispose of    fundamentals, sustainable
                  a security merely because its      competitive advantages, rising
                  issuer's market capitalization     investor expectations and
                  is no longer in the range          attractive relative valuation.
                  represented by the Russell 2000    To leverage its stock selection
                  Index.                             skills as the primary drivers of
                                                     relative performance, the sub-
                                                     advisor seeks to maximize global
                                                     information advantages and
                                                     neutralize unintended portfolio
                                                     risks.
                  The fund may also invest:          Principal Global focuses its
                  - in convertible bonds,            stock selections on established
                    convertible preferred stock      companies that it believes have
                    and warrants to purchase         a sustainable competitive
                    common stock;                    advantage. It constructs a
                  - up to 25% of its assets in       portfolio that is ''benchmark
                    securities of foreign issuers,   aware" in that it is sensitive
                    provided no more than 5% of      to the sector (companies with
                    its assets is invested in        similar characteristics) and
                    securities of issuers located    security weightings of its
                    in developing or emerging        benchmark. The fund is actively
                    markets; and                     managed and prepared to over-
                  - up to 20% of its assets in       and/or underweight sectors and
                    high yield, non-investment       industries differently from the
                    grade fixed-income securities    benchmark.
                    (sometimes called "junk
                    bonds") if WMA believes that
                    doing so will be consistent
                    with the investment objective
                    of capital appreciation.
                                                     The fund may also invest up to
                                                     25% of its assets in securities
                                                     of foreign companies, including
                                                     in emerging markets.
PORTFOLIO         The fund's portfolio turnover      The fund's portfolio turnover
TURNOVER RATES:   rates were:                        rates were:
                  - 15% for the six months ended     - 109.1% for the six months
                    4/30/06 (unaudited);               ended 4/30/06 (unaudited)
                  - 54% for the fiscal year ended      (annualized);
                    10/31/05; and                    - 133.7% for the fiscal year
                  - 36% for the fiscal year ended      ended 10/31/05; and
                    10/31/04.                        - 163.5% for the fiscal year
                                                       ended 10/31/04.

                       WM SMALL CAP VALUE FUND            PIF SMALLCAP VALUE FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------            -----------------------


HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     traditional security, asset or market index) such as exchange-
                  listed and over-the-counter options, equity and fixed-income indices, financial futures contracts and options on futures contracts, and enter into swaps, caps, floors or collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures to hedge against various market risks and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund.   These fundamental restrictions deal
                  with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus.  See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.


     The Acquired and Acquiring Funds are both small-cap equity funds that seek long term growth or appreciation of capital, have a value approach to investing and may invest in foreign securities. However, the funds, differ in that the Acquired Fund, but not the Acquiring Fund, is limited to investing no more than 5% of its assets in emerging markets, and the Acquired Fund may invest significantly in high yield securities. In addition, as indicated in the table, the Acquiring Fund has higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates often have higher transaction costs and may generate short-term capital gains on which taxes may be imposed.

     Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities in which the respective funds may invest is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk            - Exchange Rate Risk             - Derivatives Risk
- Market Segment (Small Cap)        - Value Stock Risk               - Fund-of-Funds Risk
  Risk
- Foreign Securities Risk           - Small Company Risk             - Emerging Market Risk
Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk      - High Yield Securities Risk
Risks applicable to Acquiring Fund:
- Active Trading Risk


     Because the Acquiring Fund may invest a greater percentage of its assets (25%) than the Acquired Fund (5%) in companies in emerging markets, it has potentially greater exposure to emerging markets risk.

     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                WM SMALL CAP VALUE FUND(1)
                                     (ACQUIRED FUND)
                        -----------------------------------------
                        CLASS A   CLASS B     CLASS C     CLASS I
                        -------   -------     -------     -------


MAXIMUM SALES
CHARGE (LOAD)
IMPOSED ON
PURCHASES (AS A %
OF OFFERING PRICE)....    5.50%     None        None        None
MAXIMUM CONTINGENT
DEFERRED SALES
CHARGE (CDSC) (AS A
% OF DOLLARS SUBJECT
TO CHARGE)(3).........    1.00%(4)  5.00%(6)    1.00%(7)    None
REDEMPTION OR EXCHANGE
FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)...    None      None        None        None


                                              PIF SMALLCAP VALUE FUND
                                                  (ACQUIRING FUND)
                        -------------------------------------------------------------------
                               BEFORE
                           REORGANIZATION             IN AND AFTER THE REORGANIZATION
                        -------------------     -------------------------------------------
                        CLASS A     CLASS B     CLASS A     CLASS B     CLASS C     CLASS I
                        -------     -------     -------     -------     -------     -------


MAXIMUM SALES
CHARGE (LOAD)
IMPOSED ON
PURCHASES (AS A %
OF OFFERING PRICE)....    5.75%(2)    None        5.50%(2)    None        None        None
MAXIMUM CONTINGENT
DEFERRED SALES
CHARGE (CDSC) (AS A
% OF DOLLARS SUBJECT
TO CHARGE)(3).........    0.75%(4)    4.00%(5)    1.00%(4)    5.00%(6)    1.00%(7)    None
REDEMPTION OR EXCHANGE
FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)...    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    None

--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of the Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the fiscal year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                         TOTAL FUND    FEE WAIVER
                                          MANAGEMENT   12B-1     OTHER    OPERATING  AND/OR EXPENSE     NET
                                             FEES       FEES   EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
                                          ----------   -----   --------  ----------  --------------  --------


(A) WM SMALL CAP VALUE FUND....  Class A     0.85%      0.25%     0.19%     1.29%            --        1.29%
(Acquired Fund)                  Class B     0.85%      1.00%     0.35%     2.20%            --        2.20%
                                 Class C     0.85%      1.00%     0.25%     2.10%            --        2.10%
                                 Class I     0.85%       N/A      0.05%     0.90%            --        0.90%
(B) PIF SMALLCAP VALUE
  FUND(1)(2)...................  Class A     0.75%      0.25%     7.89%     8.89%          7.44%       1.45%
(Acquiring Fund)                 Class B     0.75%      1.00%    28.26%    30.01%         27.81%       2.20%
                                 Class C     0.75%      1.00%     1.20%     2.95%          0.87%       2.08%
                                 Class I     0.75%       N/A        --      0.75%            --        0.75%
(C) PIF SMALLCAP VALUE
  FUND(3)......................  Class A     0.75%      0.25%     0.41%     1.41%          0.06%       1.35%
(Acquiring Fund) (Pro forma      Class B     0.75%      1.00%     1.04%     2.79%          0.50%       2.29%
assuming Combination)            Class C     0.75%      1.00%     1.20%     2.95%          0.87%       2.08%
                                 Class I     0.75%       N/A      0.01%     0.76%          0.01%       0.75%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2007. The expense limits will maintain for each share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following: Class A -- 1.45%; and Class B -- 2.20%.

  (3) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired

      Fund: Class A -- 1.35%; Class B -- 2.29%; Class C -- 2.08%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment. PMC has contractually agreed in that event to limit the Acquiring Fund's expenses attributable to Class I shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class I shares on an annualized basis) not to exceed 0.75%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM SMALL CAP VALUE FUND......................  Class A    $674     $  936    $1,219    $2,021
(Acquired Fund)                                Class B    $723     $1,088    $1,380    $2,543
                                               Class C    $313     $  658    $1,129    $2,439
                                               Class I    $ 92     $  287    $  498    $1,108
PIF SMALLCAP VALUE FUND......................  Class A    $689     $2,262    $3,826    $7,235
(Acquiring Fund)                               Class B    $732     $1,160    $1,575    $2,702
                                               Class C    $311     $  729    $1,381    $3,131
                                               Class I    $ 77     $  240    $  417    $  930
PIF SMALLCAP VALUE FUND......................  Class A    $680     $  964    $1,272    $2,142
(Acquiring Fund)                               Class B    $732     $1,201    $1,622    $2,743
(Pro forma assuming Combination)               Class C    $311     $  729    $1,381    $3,131
                                               Class I    $ 77     $  242    $  421    $  941
If you do not sell your shares at the end of
  the period:
WM SMALL CAP VALUE FUND......................  Class B    $223     $  688    $1,180    $2,543
(Acquired Fund)                                Class C    $213     $  658    $1,129    $2,439
PIF SMALLCAP VALUE FUND......................  Class B    $232     $  760    $1,375    $2,702
(Acquiring Fund)                               Class C    $211     $  729    $1,381    $3,131
PIF SMALLCAP VALUE FUND......................  Class B    $232     $  810    $1,442    $2,743
(Acquiring Fund)                               Class C    $211     $  729    $1,381    $3,131
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



         WM SMALL CAP VALUE FUND                     PIF SMALLCAP VALUE FUND
             (Acquired Fund)                             (Acquiring Fund)
     0.85% of the first $500 million;            0.75% of the first $500 million;
     0.75% of the next $2.5 billion;             0.73% of the next $500 million;
   0.70% of the excess over $3 billion         0.71% of the next $500 million; and
       of average daily net assets            0.70% of the excess over $1.5 billion.


     WMA directly manages the assets of the Acquired Fund. Principal Global manages the assets of the Acquiring Fund as its sub-advisor. Principal Global is an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC. Its principal offices are located at 801 Grand Avenue, Des Moines, IA 50392. For its services, Principal Global is paid a sub-advisory fee by PMC, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

      AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                       PAST      PAST    PAST 10     SINCE
                                                      1 YEAR   5 YEARS    YEARS    INCEPTION
                                                      ------   -------   -------   ---------


WM SMALL CAP VALUE FUND (Acquired Fund)(1)(3)
-- CLASS A (BEFORE TAXES)...........................   (0.94)%    N/A      N/A        9.78%
     (AFTER TAXES ON DISTRIBUTIONS)(2)..............   (2.42)%    N/A      N/A        8.81%
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
       SHARES)......................................   (0.09)%    N/A      N/A        7.98%
-- CLASS B..........................................   (1.12)%    N/A      N/A        9.70%
-- CLASS C..........................................    1.95%     N/A      N/A       12.32%
-- CLASS I..........................................    5.19%     N/A      N/A       13.63%
PIF SMALLCAP VALUE FUND (Acquiring Fund)(1)(4)
-- CLASS A (BEFORE TAXES)(5)........................    2.27%   12.72%     N/A       13.96%
     (AFTER TAXES ON DISTRIBUTIONS)(2)..............    0.22%   11.22%     N/A       12.44%
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
       SHARES)......................................    1.95%   10.30%     N/A       11.40%
-- CLASS B(5).......................................    3.01%   13.04%     N/A       14.50%
-- CLASS C(6).......................................    6.82%   13.58%     N/A       14.80%
-- CLASS I(5).......................................    9.20%   15.07%     N/A       16.31%


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) The Acquired Fund commenced operations on March 1, 2004.

  (4) The Acquiring Fund commenced operations on December 6, 2000.

  (5) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005, and Class I shares on March 1, 2001. The returns of the Class A, Class B and Class I shares for periods prior to those dates are based on the performance of the Acquiring Fund's Advisors Preferred shares adjusted to reflect the fees and expenses of the Class A, Class B and Class I shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred shares.

  (6) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors Preferred shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred shares of the Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a lower investment management fee rate than the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a longer period than the Acquired Fund, and during their common period of existence has generally outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 9

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                   COMBINATION OF THE WM TAX-EXEMPT BOND FUND
                       INTO THE PIF TAX-EXEMPT BOND FUND I
                         (WM TAX-EXEMPT BOND FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Tax-Exempt Bond Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Tax-Exempt Bond Fund I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations upon the consummation of the Reorganization. Pursuant to the separate PIF Fund Reorganization described under "Overview of the Proposed Reorganization," it is proposed that an existing PIF Fund, the PIF Tax-Exempt Bond Fund, will also be combined into the Acquiring Fund at the same time as the Acquired Fund. Consummation of the Combination of the Acquired Fund and the Acquiring Fund is not contingent on the consummation of the existing PIF Fund and the Acquiring Fund.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                       WM TAX-EXEMPT BOND FUND          PIF TAX-EXEMPT BOND FUND I
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------          --------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $199,139,000
4/30/2006:                                           None*
                                                     * The fund is a New Acquiring
                                                     Fund. At 4/30/2006, the existing
                                                     PIF Fund had net assets of
                                                     $156,270,835.

INVESTMENT        WMA
ADVISOR:                                             PMC
SUB-ADVISOR:      Van Kampen Asset Management        Van Kampen
                  ("Van Kampen")
PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:         - Thomas M. Byron, Vice President, Van Kampen; joined Van Kampen in
                    1981.
INVESTMENT        Both funds seek to provide a high level of income that is exempt
OBJECTIVES:       from federal income tax while protecting investors capital.
PRINCIPAL         Both funds invest primarily in municipal obligations issued by
INVESTMENT        states, counties, cities or other government entities. Under normal
STRATEGIES:       market conditions, both funds invest at least 80% of their net assets in municipal obligations, including inverse floating rate obligations.  The funds specifically limit these investments to municipal bonds, municipal notes and securities of unaffiliated tax-exempt mutual funds.
                  Both funds may also invest up to 20% of their assets in high yield, non-investment grade fixed-income securities (commonly known as
                  "junk bonds").
                  In adverse markets, each of the funds may seek to protect its investment position by investing up to 50% of its assets in taxable short-term investments such as:
                  - U.S. government securities;
                  - commercial paper rated in the highest grade by either S&P,
                    Moody's or Fitch;
                  - obligations of U.S. banks;
                  - time or demand deposits in U.S. banks; and
                  - repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

                       WM TAX-EXEMPT BOND FUND          PIF TAX-EXEMPT BOND FUND I
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                       -----------------------          --------------------------


                  Interest income from these investments that is distributed to shareholders by the funds may be taxable
                  Each of the funds may also:
                  - purchase and sell interest rate futures and options; and
                  - invest up to 20% of its assets in AMT-subject bonds.
                  The Acquired Fund is "diversified," but the Acquiring Fund is "non-
                  diversified."
HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund.   These fundamental restrictions deal
                  with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus.  See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes, each fund may invest more than
DEFENSIVE         20% of its in cash and cash equivalents.  In taking such defensive
INVESTING:        measures, either fund may fail to achieve its investment objective.



     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, except that the Acquiring Fund, and not the Acquired Fund, is non-diversified and thus may invest a higher percentage of its assets in a relatively smaller number of issuers. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C hereto.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



Risks Applicable to both Funds:
- Municipal Securities Risk                  - High Yield Securities Risk          - Derivatives Risk
- Fixed-Income Securities Risk               - U.S. Government Securities Risk
Risks Applicable to the Acquiring Fund:
- Non-Diversification Risk

     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                         WM TAX-EXEMPT BOND FUND(1)           PIF TAX-EXEMPT BOND FUND I
                                              (ACQUIRED FUND)                      (ACQUIRING FUND)
                                      -------------------------------      -------------------------------
                                      CLASS A     CLASS B     CLASS C      CLASS A     CLASS B     CLASS C
                                      -------     -------     -------      -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON PURCHASES
  (AS A % OF OFFERING PRICE)........    4.50%       None        None         4.50% (2)   None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF DOLLARS
  SUBJECT TO CHARGE)(3).............    1.00%(4)    5.00%(5)    1.00%(6)     1.00%(4)    5.00%(5)    1.00%(6)
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/ EXCHANGED)..............    None        None        None         1.00%(7)    1.00%(7)    1.00%(7)



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period; and (c) the pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming both the Combination and the PIF Fund Reorganization had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                         TOTAL FUND     FEE WAIVER
                                          MANAGEMENT   12B-1     OTHER    OPERATING   AND/OR EXPENSE      NET
                                             FEES       FEES   EXPENSES   EXPENSES   REIMBURSEMENT(2)  EXPENSES
                                          ----------   -----   --------  ----------  ----------------  --------


(A) WM TAX-EXEMPT BOND FUND...  Class A      0.50%      0.25%    0.12%      0.87%            --          0.87%
(Acquired Fund)                 Class B      0.50%      1.00%    0.12%      1.62%            --          1.62%
                                Class C      0.50%      1.00%    0.13%      1.63%            --          1.63%
(B) PIF TAX-EXEMPT BOND FUND
  I...........................  Class A      0.50%      0.25%    0.06%      0.81%          0.05%         0.76%
(Acquiring Fund)                Class B      0.50%      1.00%    0.15%      1.65%          0.50%         1.15%
(Estimated pro forma)(1) (2)    Class C      0.50%      1.00%    1.22%      2.72%          1.07%         1.65%
(C) PIF TAX-EXEMPT BOND FUND
  I...........................  Class A      0.50%      0.25%    0.06%      0.81%          0.05%         0.76%
(Acquiring Fund)                Class B      0.50%      1.00%    0.15%      1.65%          0.50%         1.15%
(Pro forma assuming PIF Fund    Class C      0.50%      1.00%    1.22%      2.72%          1.07%         1.65%
Reorganization)(1) (2)


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, through the period ending June 30, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and Class B shares on an annualized basis) not to exceed 0.76% for Class A shares and 1.15% for Class B shares. PMC has also contractually agreed to so limit the Acquiring Fund's expenses attributable to Class C shares through the period ending February 28, 2008. This expense limit will maintain for Class C shares a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses at June 30, 2006 of the Class C shares of the Acquired Fund: 1.65%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM TAX-EXEMPT BOND FUND                        Class A    $535      $715     $  911    $1,474
(Acquired Fund)..............................  Class B    $665      $911     $1,081    $1,927
                                               Class C    $266      $514     $  887    $1,933
PIF TAX-EXEMPT BOND FUND I...................  Class A    $524      $685     $  867    $1,395
(Acquiring Fund) (Estimated pro forma)         Class B    $617      $793     $  974    $1,617
                                               Class C    $268      $617     $1,226    $2,874
PIF TAX-EXEMPT BOND FUND I...................  Class A    $524      $685     $  867    $1,395
(Acquiring Fund)                               Class B    $617      $793     $  974    $1,617
(Pro forma assuming PIF Fund Reorganization)   Class C    $268      $617     $1,226    $2,874
If you do not sell your shares at the end of
  the period:
WM TAX-EXEMPT BOND FUND......................  Class B    $165      $511     $  881    $1,927
(Acquired Fund)                                Class C    $166      $514     $  887    $1,933
PIF TAX-EXEMPT BOND FUND I...................  Class B    $117      $393     $  774    $1,617
(Acquiring Fund) (Estimated pro forma)         Class C    $168      $617     $1,226    $2,874
PIF TAX-EXEMPT BOND FUND I...................  Class B    $117      $393     $  774    $1,617
(Acquiring Fund)                               Class C    $168      $617     $1,226    $2,874
(Pro forma assuming PIF Fund Reorganization)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



         WM TAX-EXEMPT BOND FUND                    PIF TAX-EXEMPT BOND FUND I
             (Acquired Fund)                             (Acquiring Fund)
   0.50% of the first $250 million; and          0.50% of the first $500 million;
 0.40% of the excess over $250 million of        0.48% of the next $500 million;
        average daily net assets.              0.46% of the next $500 million; and
                                            0.45% of the excess over $1.5  billion of
                                                    average daily net assets.


     Van Kampen serves as the sub-advisor to both the Acquired and Acquiring Funds. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly held global financial services company. Its offices are located at 1221 Avenue of the Americas, New York, NY 10022. For its services to the Acquired Fund, Van Kampen receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to WMA. For its services to the Acquiring Fund, Van Kampen will receive a sub-advisory fee paid by PMC, not the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                             PAST      PAST      PAST
                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------


WM TAX-EXEMPT BOND FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES).................................   (1.50)%   4.19%     4.35%
     (AFTER TAXES ON DISTRIBUTIONS)(2)....................   (1.81)%   3.98%     4.25%
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)....    0.81%    4.17%     4.36%
-- CLASS B................................................   (2.63)%   4.05%     4.19%
-- CLASS C(3).............................................    1.34%    4.39%     4.03%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - Van Kampen, the sub-advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will not result in any change to the size of the fund, but if combined with the existing PIF Fund Reorganization, will result in a combined fund which will have a larger asset base and improved prospects for growth, efficient management and attendant reductions in overall expenses.

                                   PROPOSAL 10

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE WM U.S. GOVERNMENT SECURITIES FUND
                      INTO THE PIF MORTGAGE SECURITIES FUND
                    (WM U.S. GOVERNMENT SECURITIES FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM U.S. Government Securities Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Mortgage Securities Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                    WM U.S. GOVERNMENT SECURITIES
                                FUND                   PIF MORTGAGE SECURITIES FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    -----------------------------      ----------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $1,775,899,000                     None*
4/30/2006:                                           * The fund is a New Acquiring
                                                     Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:         - Craig V. Sosey, Vice President and Senior Portfolio Manager, WMA;
                    joined WMA in 1998.
INVESTMENT        Both funds seek to provide a high level of current income
OBJECTIVES:       consistent with safety and liquidity.
PRINCIPAL         The fund invest primarily in a     The fund invests primarily in
INVESTMENT        selection of obligations of the    mortgage-backed securities,
STRATEGIES:       U.S. Government and its            including collateralized
                  agencies. The fund may also        mortgage obligations, and in
                  invest in collateralized           U.S. government securities. The
                  mortgage obligations, other        fund may also invest in dollar
                  mortgage-backed securities,        rolls, which may involve
                  repurchase agreements and dollar   leverage.
                  rolls.
                                                     Under normal circumstances, the
                  The fund invests without limit     fund invests at least 80% of
                  in obligations of U.S.             its net assets (plus any
                  Government agencies or             borrowings for investment
                  instrumentalities that are not     purposes) in mortgage-backed
                  backed by the full faith and       securities, including
                  credit of the U.S. Government,     collateralized mortgage
                  but only by the right to borrow    obligations, and in other
                  from the U.S. Treasury (such as    obligations that are secured by
                  securities of Federal Home Loan    mortgages or mortgage-backed
                  Banks) or by the credit of the     securities, including
                  instrumentality (such as           repurchase agreements and
                  Federal National Mortgage          obligations issued or
                  Association ("FNMA") and           guaranteed by the U.S.
                  Federal Home Loan Mortgage         Government, its agencies and/or
                  Corporation ("FHLMC")).            instrumentalities. These
                                                     obligations may receive ratings
                  The fund may not invest less       that are lower than the AAA
                  than 80% of its net assets         rating typically associated
                  (plus any borrowings for           with obligations of the U.S.
                  investment purposes) in            Treasury, reflecting increased
                  obligations issued or              credit risk. Subject to the
                  guaranteed by the U.S.             foregoing, the fund invests
                  Government, its agencies and/or    without limit in obligations of
                  instrumentalities or in            U.S. government
                  repurchase

                    WM U.S. GOVERNMENT SECURITIES
                                FUND                   PIF MORTGAGE SECURITIES FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    -----------------------------      ----------------------------

                  agreements or collateralized       agencies or instrumentalities
                  mortgage obligations secured by    that are not backed by the full
                  these obligations.                 faith and credit of the U.S.
                                                     Government, but only by the
                    The fund may:                    right of the issuer to borrow
                                                     from the U.S. Treasury (such as
                    - borrow up to 5% of its total   securities of Federal Home Loan
                      net assets for emergency,      Banks) or by the credit of the
                      non-investment purposes;       instrumentality (such as
                                                     Federal National Mortgage
                    - invest up to 20% of its        Association ("FNMA") and
                      assets in mortgage-backed      Federal Home Loan Mortgage
                      and other securities that      Corporation ("FHLMC")).
                      are not U.S. government
                      securities; and

                    - enter into dollar roll
                      transactions limited in the
                      aggregate to no more than
                      25% of its total net assets.

HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     traditional security, asset or market index) such as exchange-
                  listed and over-the-counter options, equity and fixed-income indices, financial futures contracts and options on futures contracts, and enter into swaps, caps, floors or collars, credit default swaps, currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures to hedge against various market risks, to manage the effective maturity or duration of fixed-income securities and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and substantially the same investment strategies, except that the Acquiring Fund may invest a greater percentage of its assets in mortgage-backed securities that are not U.S. government securities. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C hereto.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and substantially the same investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- U.S. Government Securities Risk         - Prepayment Risk                   - Derivatives Risk
- U.S. Government Sponsored               - Portfolio Duration Risk           - Fund-of-Funds Risk
  Securities Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                              WM U.S. GOVERNMENT SECURITIES FUND(1)              PIF MORTGAGE SECURITIES FUND
                                         (ACQUIRED FUND)                               (ACQUIRING FUND)
                          --------------------------------------------   --------------------------------------------
                          CLASS A     CLASS B     CLASS C      CLASS I   CLASS A     CLASS B     CLASS C      CLASS I
                          -------     -------     -------      -------   -------     -------     -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE).......    4.50%       None        None         None      4.50%(2)    None        None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)............    1.00%(4)    5.00%(5)    1.00%(6)     None      1.00%(4)    5.00%(5)    1.00%(6)     None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/ EXCHANGED)..    None        None        None         None      1.00%(7)    1.00%(7)    1.00%(7)     None



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                       TOTAL FUND      FEE WAIVER
                                       MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                          FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(1)   EXPENSES
                                       ----------   -----   --------   ----------   ----------------   --------


(A) WM U.S. GOVERNMENT
  SECURITIES FUND..........  Class A      0.50%      0.25%    0.17%       0.92%             --           0.92%
(Acquired Fund)              Class B      0.50%      1.00%    0.15%       1.65%             --           1.65%
                             Class C      0.50%      1.00%    0.14%       1.64%             --           1.64%
                             Class I      0.50%       N/A     0.04%       0.54%             --           0.54%
(B) PIF MORTGAGE SECURITIES
  FUND.....................  Class A      0.50%      0.25%    0.19%       0.94%           0.03%          0.91%
(Acquiring Fund)             Class B      0.50%      1.00%    0.18%       1.68%           0.03%          1.65%
(Estimated pro forma)(1)(2)  Class C      0.50%      1.00%    0.47%       1.97%           0.34%          1.63%
                             Class I      0.50%       N/A     0.01%       0.51%             --           0.51%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.91%; Class
      B -- 1.65%; and Class C -- 1.63%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM U.S. GOVERNMENT SECURITIES FUND...........  Class A    $540      $730     $  936    $1,530
(Acquired Fund)                                Class B    $668      $920     $1,097    $1,960
                                               Class C    $267      $517     $  892    $1,949
                                               Class I    $ 55      $173     $  302    $  677
PIF MORTGAGE SECURITIES FUND.................  Class A    $536      $728     $  939    $1,546
(Acquiring Fund) (Estimated pro forma)         Class B    $668      $923     $1,106    $1,784
                                               Class C    $266      $545     $  992    $2,234
                                               Class I    $ 52      $164     $  285    $  640
If you do not sell your shares at the end of
  the period:
WM U.S. GOVERNMENT SECURITIES FUND...........  Class B    $168      $520     $  897    $1,960
(Acquired Fund)                                Class C    $167      $517     $  892    $1,949
PIF MORTGAGE SECURITIES FUND.................  Class B    $168      $523     $  906    $1,784
(Acquiring Fund) (Estimated pro forma)         Class C    $166      $545     $  992    $2,234


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



    WM U.S. GOVERNMENT SECURITIES FUND             PIF MORTGAGE SECURITIES FUND
             (Acquired Fund)                             (Acquiring Fund)
    0.50% of the first $2 billion; and          0.50% of the first $2 billion; and
   0.45% of the excess over $2 billion         0.45% of the excess over $2 billion.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

      AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST      PAST       SINCE
                                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                     ------   -------   --------   ---------


WM U.S. GOVERNMENT SECURITIES FUND (Acquired
  Fund)(1)
-- CLASS A (BEFORE TAXES)..........................   (2.58)%   3.59%     4.75%        N/A
     (AFTER TAXES ON DISTRIBUTIONS)(2).............   (4.04)%   1.78%     2.63%        N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
       SHARES).....................................   (1.68)%   1.97%     2.72%        N/A
-- CLASS B.........................................   (3.82)%   3.43%     4.58%        N/A
-- CLASS C(3)......................................    0.28%    3.80%     4.56%        N/A
-- CLASS I(4)......................................    2.31%    4.93%      N/A        5.30%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares commenced operations on March 23, 1998.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives and substantially the same strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as the Acquired Fund and is expected to have substantially similar overall expenses except for Class C expenses which are higher; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 11

 APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE COMBINATION
                        OF THE WM WEST COAST EQUITY FUND
                       INTO THE PIF WEST COAST EQUITY FUND
                        (WM WEST COAST EQUITY FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM West Coast Equity Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF West Coast Equity Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                      WM WEST COAST EQUITY FUND         PIF WEST COAST EQUITY FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      -------------------------         --------------------------


BUSINESS:         A separate series of WM I.         A separate series of PIF.
NET ASSETS AS OF  $1,907,165,000                     None*
4/30/2006:                                           * The fund is a New Acquiring
                                                     Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both funds are managed by:
MANAGERS:         - Philip M. Foreman, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 2002; prior thereto, Senior Vice
                    President and Equity Mutual Fund Manager, Evergreen Asset
                    Management Co.
INVESTMENT        Both funds seek to provide long-term growth of capital.
OBJECTIVES:
PRINCIPAL         Both funds invest primarily in common stocks of companies located
INVESTMENT        or doing business in Alaska, California, Oregon, and Washington.
STRATEGIES:
                  Under normal circumstances, at least 80% of each fund's net assets
                  (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WMA defines West Coast companies to include those with:
                  (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington;
                  (ii) over 50% of their work force employed in the region; or
                  (iii) over 50% of their sales within the region.
                  In selecting investments for the fund, WMA looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities. Each of the funds may invest up to 20% of its assets in REIT securities and high yield fixed-income securities (sometimes called "junk bonds").
                  While no individual fund is intended as a complete investment program, this is particularly true of these funds which could be adversely impacted by economic trends within this four state area.
HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

                      WM WEST COAST EQUITY FUND         PIF WEST COAST EQUITY FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      -------------------------         --------------------------


FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund.   These fundamental restrictions deal
                  with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents.  In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund is a fundamental investment restriction which may not be changed without shareholder approval. The investment objective of the Acquiring Fund may be changed by PIF's Board of Directors without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk         - Foreign Securities Risk        - Small Company Risk
- Geographic Concentration
  Risk                           - Exchange Rate Risk             - Fund-of-Funds Risk
- Real Estate Securities Risk    - Derivatives Risk               - High Yield Securities Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                  WM WEST COAST EQUITY FUND(1)                      PIF WEST COAST EQUITY FUND
                                         (ACQUIRED FUND)                                 (ACQUIRING FUND)
                          --------------------------------------------     --------------------------------------------
                          CLASS A     CLASS B     CLASS C      CLASS I     CLASS A     CLASS B     CLASS C      CLASS I
                          -------     -------     -------      -------     -------     -------     -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE).......    5.50%       None        None         None        5.50%(2)    None        None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)............    1.00%(4)    5.00%(5)    1.00%(6)     None        1.00%(4)    5.00%(5)    1.00%(6)     None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)...    None        None        None         None        1.00%(7)    1.00%(7)    1.00%(7)     None



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                        TOTAL FUND      FEE WAIVER
                                        MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                           FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   EXPENSES
                                        ----------   -----   --------   ----------   ----------------   --------


WM WEST COAST EQUITY FUND...  Class A      0.50%      0.25%    0.16%       0.91%             --           0.91%
(Acquired Fund)               Class B      0.50%      1.00%    0.35%       1.85%             --           1.85%
                              Class C      0.50%      1.00%    0.28%       1.78%             --           1.78%
                              Class I      0.50%       N/A     0.08%       0.58%             --           0.58%
PIF WEST COAST EQUITY FUND..  Class A      0.50%      0.25%    0.10%       0.85%             --           0.85%
(Acquiring Fund)              Class B      0.50%      0.10%    0.30%       1.80%           0.02%          1.78%
(Estimated pro forma) (1)(2)  Class C      0.50%      1.00%    0.33%       1.83%           0.13%          1.70%
                              Class I      0.50%       N/A       --        0.50%             --           0.50%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.86%; Class
      B -- 1.78%; and Class C -- 1.70%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM WEST COAST EQUITY FUND....................  Class A    $638      $824     $1,026    $1,608
(Acquired Fund)                                Class B    $688      $982     $1,201    $2,176
                                               Class C    $281      $560     $  964    $2,101
                                               Class I    $ 59      $186     $  324    $  726
PIF WEST COAST EQUITY FUND...................  Class A    $632      $806     $  995    $1,541
(Acquiring Fund) (Estimated pro forma)         Class B    $681      $962     $1,171    $1,862
                                               Class C    $273      $547     $  963    $2,124
                                               Class I    $ 51      $160     $  280    $  628
If you do not sell your shares at the end of
  the period:
WM WEST COAST EQUITY FUND....................  Class B    $188      $582     $1,001    $2,176
(Acquired Fund)                                Class C    $181      $560     $  964    $2,101
PIF WEST COAST EQUITY FUND...................  Class B    $181      $562     $  971    $1,862
(Acquiring Fund) (Estimated pro forma)         Class C    $173      $547     $  963    $2,124

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


        WM WEST COAST EQUITY FUND                  PIF WEST COAST EQUITY FUND
             (Acquired Fund)                            (Acquiring Fund)


    0.625% of the first $500 million;          0.625% of the first $500 million;
   0.500% of the next $500 million; and       0.500% of the next $500 million; and
   0.375% of the excess over $1 billion       0.375% of the excess over $1 billion
       of average daily net assets.               of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST      PAST       SINCE
                                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                     ------   -------   --------   ---------


WM WEST COAST EQUITY FUND (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES)..........................   2.18%     6.17%     15.15%       N/A
  (AFTER TAXES ON DISTRIBUTIONS)(2)................   1.78%     5.86%     13.45%       N/A
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).......................................   1.97%     5.24%     12.68%       N/A
-- CLASS B.........................................   2.13%     6.04%     14.98%       N/A
-- CLASS C(3)......................................   6.17%     6.42%     14.79%       N/A
-- CLASS I(4)......................................   8.49%     7.74%       N/A      10.88%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B, Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares commenced operations on June 7, 1999.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same investment management fee rate, and is expected to have substantially similar overall expense ratios, as the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 12

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
      COMBINATION OF THE WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
           INTO THE PIF CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
            (WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM California Insured Intermediate Municipal Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF California Insured Intermediate Municipal Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                        WM CALIFORNIA INSURED             PIF CALIFORNIA INSURED
                            INTERMEDIATE                       INTERMEDIATE
                           MUNICIPAL FUND                     MUNICIPAL FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------             ----------------------


BUSINESS:         A separate series of WM II.        A separate series of PIF.
NET ASSETS AS OF  $121,425,000                       None*
4/30/2006:                                           * The fund is a New Acquiring
                                                     Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      Van Kampen Asset Management        Van Kampen
                  ("Van Kampen")
PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:
                  - Joseph A. Piraro, Executive Director, Van Kampen; joined Van
                    Kampen in 1992.
INVESTMENT        Both funds seek to provide as high a level of current income that
OBJECTIVES:       is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.
PRINCIPAL         Both funds invest primarily in insured intermediate-term California
INVESTMENT        municipal obligations. Under normal market conditions, each fund
STRATEGIES:       will invest at least 80% of its assets in insured California municipal obligations, and the dollar-weighted average maturity of the securities in which each fund invests will be more than three years but less than ten years. The maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities, effective maturity is the average life of the underlying mortgage obligations) of any municipal obligation in which either fund invests will be fifteen years. All of the municipal obligations in which the funds invest, taking into account any insurance, are investment-grade securities, and both funds may invest without limitation in AMT-subject bonds.
                  Under normal market conditions, each fund may invest up to 20% of its assets in:
                  - uninsured municipal obligations;
                  - municipal obligations that are not exempt from California personal income tax;
                  - short-term municipal obligations and taxable cash equivalents, including short-term instruments; and
                  - securities of unaffiliated money market mutual funds (subject to the limitations set forth under "Common Investment Practices").

                        WM CALIFORNIA INSURED             PIF CALIFORNIA INSURED
                            INTERMEDIATE                       INTERMEDIATE
                           MUNICIPAL FUND                     MUNICIPAL FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------             ----------------------


                  The funds may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.
                  In addition, the funds may invest in inverse floating rate obligations. The funds may engage in hedging transactions through the use of financial futures and options thereon. The funds may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The funds may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as "hedging transactions").
                  The insured municipal obligations in which the funds will invest are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's.
                  This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business. The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a fund's investment portfolio or a fund's net asset value. Each fund's net asset value will continue to fluctuate in response to fluctuations in interest rates. Each fund's investment policy requiring investment in insured municipal obligations will not affect the fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect the fund's ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.
                  Both funds are non-diversified, which means that each may invest a high percentage of its assets in a relatively small number of companies.
HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."



     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Fixed-Income Securities Risk  - Geographic Concentration Risk      - Derivatives Risk
- Municipal Securities Risk     - Non-Diversification Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                        WM CALIFORNIA INSURED                     PIF CALIFORNIA INSURED
                                             INTERMEDIATE                              INTERMEDIATE
                                          MUNICIPAL FUND(1)                           MUNICIPAL FUND
                                           (ACQUIRED FUND)                           (ACQUIRING FUND)
                                  ---------------------------------         ---------------------------------
                                  CLASS A      CLASS B      CLASS C         CLASS A      CLASS B      CLASS C
                                  -------      -------      -------         -------      -------      -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES (AS A
  % OF OFFERING PRICE)......        4.50%        None         None            4.50%(2)     None         None
MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) (AS A
  % OF DOLLARS SUBJECT TO
  CHARGE)(3)................        1.00%(4)     5.00%(5)     1.00%(6)        1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/ EXCHANGED)......        None         None         None            1.00%(7)     1.00%(7)     1.00(7)


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                          TOTAL FUND      FEE WAIVER
                                          MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                             FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   EXPENSES
                                          ----------   -----   --------   ----------   ----------------   --------


WM CALIFORNIA INSURED
  INTERMEDIATE MUNICIPAL
  FUND........................  Class A      0.50%      0.25%    0.12%       0.87%             --           0.87%
(Acquired Fund)                 Class B      0.50%      1.00%    0.13%       1.63%             --           1.63%
                                Class C      0.50%      1.00%    0.13%       1.63%             --           1.63%

PIF CALIFORNIA INSURED
  INTERMEDIATE MUNICIPAL
  FUND .......................  Class A      0.50%      0.25%    0.10%       0.85%             --           0.85%
(Acquiring Fund)                Class B      0.50%      1.00%    0.12%       1.62%             --           1.62%
(Estimated pro forma)(1)(2)     Class C      0.50%      1.00%    0.47%       1.97%           0.35%          1.62%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.86%; Class
      B -- 1.62%; and Class C -- 1.62%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
  FUND.......................................  Class A    $535      $715     $  911    $1,474
(Acquired Fund)                                Class B    $666      $914     $1,087    $1,938
                                               Class C    $266      $514     $  887    $1,933
PIF CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
  FUND.......................................  Class A    $533      $709     $  900    $1,452
(Acquiring Fund) (Estimated pro forma)         Class B    $665      $911     $1,081    $1,716
                                               Class C    $265      $543     $  990    $2,232
If you do not sell your shares at the end of
  the period:
WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
  FUND.......................................  Class B    $166      $514     $  887    $1,938
(Acquired Fund)                                Class C    $166      $514     $  887    $1,933
PIF CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
  FUND.......................................  Class B    $165      $511     $  881    $1,716
(Acquiring Fund) (Estimated pro forma)         Class C    $165      $543     $  990    $2,232


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


    WM CALIFORNIA INSURED INTERMEDIATE        PIF CALIFORNIA INSURED INTERMEDIATE
              MUNICIPAL FUND                             MUNICIPAL FUND
             (Acquired Fund)                            (Acquiring Fund)

    0.50% of the first $1 billion; and         0.50% of the first $1 billion; and
   0.45% of the excess over $1 billion        0.45% of the excess over $1 billion
       of average daily net assets.               of average daily net assets.


     Van Kampen serves as the sub-advisor to both the Acquired and Acquiring Funds. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly held global financial services company. Its offices are located at 1221 Avenue of the Americas, New York, NY 10022. For its services to the Acquired Fund, Van Kampen receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to its advisor. For its services to the Acquiring Fund, Van Kampen receives a sub-advisory fee which is paid by the fund's advisor and not by the fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B C and Class C shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                             PAST      PAST      PAST
                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------


WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
  (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES).................................   (2.80)%   3.42%     4.17%
  (AFTER TAXES ON DISTRIBUTIONS)(2).......................   (2.84)%   3.33%     4.03%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).......   (0.72)%   3.39%     4.07%
-- CLASS B................................................   (4.02)%   3.24%     4.02%
-- CLASS C(3).............................................   (0.01)%   3.63%     3.96%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - Van Kampen, the sub-advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as the Acquired Fund and is expected to have the same or lower overall expenses for Class A and Class B shares, but higher overall expenses for Class C shares; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 13

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                 COMBINATION OF THE WM CALIFORNIA MUNICIPAL FUND
                     INTO THE PIF CALIFORNIA MUNICIPAL FUND
                       (WM CALIFORNIA MUNICIPAL FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM California Municipal Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF California Municipal Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                    WM CALIFORNIA MUNICIPAL FUND       PIF CALIFORNIA MUNICIPAL FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    ----------------------------       -----------------------------



BUSINESS:         A separate series of WM II.        A separate series of PIF.
NET ASSETS AS OF  $400,807,000                       None*
4/30/2006:                                           * The fund is a New Acquiring
                                                     Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      Van Kampen Asset Management
                  ("Van Kampen")                     Van Kampen
PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:         - Joseph A. Piraro, Executive Director, Van Kampen; joined Van
                  Kampen in 1992.
INVESTMENT        Both funds seek to provide as high a level of current income that
OBJECTIVES:       is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.
PRINCIPAL         Both funds, under normal market conditions, invest at least 80% of
INVESTMENT        their assets in intermediate- and long-term California municipal
STRATEGIES:       obligations (municipal obligations that generate interest which is exempt from California State personal income tax). These
                  obligations may include AMT-subject bonds. The funds will invest primarily in investment-grade municipal obligations and may also invest in inverse floating rate obligations which are generally more volatile than other types of municipal obligations.
                  Each of the funds may, under normal circumstances, invest up to 20%
                  of its assets, and for temporary defensive purposes without limitation, in:
                  - municipal obligations that are not exempt from California personal income tax;
                  - short-term municipal obligations;
                  - taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements
                    (collectively "short-term instruments"); and
                  - securities of unaffiliated money market mutual funds.
                  Each of the funds is non-diversified, which means that it may invest a larger portion of its assets in the securities of a small number of issuers relative to other mutual funds.

                    WM CALIFORNIA MUNICIPAL FUND       PIF CALIFORNIA MUNICIPAL FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    ----------------------------       -----------------------------


HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     security, asset or market index) such as options, futures
                  contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund.   These fundamental restrictions deal
                  with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.  For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus.  See also
                  ''Comparative Information About the WM Funds and PIF Funds --
                  Fundamental Investment Restrictions."


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Fixed-Income Securities Risk  - Geographic Concentration Risk   - Derivatives Risk
- Municipal Securities Risk     - Non-Diversification Risk


     All the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                 WM CALIFORNIA MUNICIPAL FUND(1)            PIF CALIFORNIA MUNICIPAL FUND
                                         (ACQUIRED FUND)                           (ACQUIRING FUND)
                                ---------------------------------         ---------------------------------
                                CLASS A      CLASS B      CLASS C         CLASS A      CLASS B      CLASS C
                                -------      -------      -------         -------      -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON PURCHASES
  (AS A % OF OFFERING PRICE)..    4.50%        None         None            4.50%(2)     None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF DOLLARS
  SUBJECT TO CHARGE)(3).......    1.00%(4)     5.00%(5)     1.00%(6)        1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/EXCHANGED).........    None         None         None            1.00%(7)     1.00%(7)     1.00(7)



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                        TOTAL FUND      FEE WAIVER
                                        MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                           FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(2)   EXPENSES
                                        ----------   -----   --------   ----------   ----------------   --------


WM CALIFORNIA MUNICIPAL
  FUND ....................   Class A      0.50%      0.25%    0.09%       0.84%             --           0.84%
(Acquired Fund)               Class B      0.50%      1.00%    0.09%       1.59%             --           1.59%
                              Class C      0.50%      1.00%    0.09%       1.59%             --           1.59%
PIF CALIFORNIA MUNICIPAL
  FUND ....................   Class A      0.50%      0.25%    0.07%       0.82%             --           0.82%
(Acquiring Fund)              Class B      0.50%      1.00%    0.07%       1.57%             --           1.57%
(Estimated pro forma)(1)(2)   Class C      0.50%      1.00%    0.68%       2.18%           0.59%          1.59%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.83%; Class
      B -- 1.59%; and Class C -- 1.59%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CALIFORNIA MUNICIPAL FUND.................  Class A    $532      $706     $  895    $1,440
(Acquired Fund)                                Class B    $662      $902     $1,066    $1,894
                                               Class C    $262      $502     $  866    $1,889
PIF CALIFORNIA MUNICIPAL FUND................  Class A    $530      $700     $  885    $1,418
(Acquiring Fund) (Estimated pro forma)         Class B    $660      $896     $1,055    $1,666
                                               Class C    $262      $555     $1,049    $2,409
If you do not sell your shares at the end of
  the period:
WM CALIFORNIA MUNICIPAL FUND.................  Class B    $162      $502     $  866    $1,894
(Acquired Fund)                                Class C    $162      $502     $  866    $1,889
PIF CALIFORNIA MUNICIPAL FUND................  Class B    $160      $496     $  855    $1,666
(Acquiring Fund) (Estimated pro forma)         Class C    $162      $555     $1,049    $2,409

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


       WM CALIFORNIA MUNICIPAL FUND              PIF CALIFORNIA MUNICIPAL FUND
             (Acquired Fund)                            (Acquiring Fund)


                                               0.50% of the first $1 billion; and
    0.50% of the first $1 billion; and
   0.45% of the excess over $1 billion        0.45% of the excess over $1 billion
       of average daily net assets.               of average daily net assets.


     Van Kampen serves as the sub-advisor to both the Acquired and Acquiring Funds. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley, a publicly held global financial services company. Its offices are located at 1221 Avenue of the Americas, New York, NY 10022. For its services to the Acquired Fund, Van Kampen receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to its advisor. For its services to the Acquiring Fund, Van Kampen receives a sub-advisory fee which is paid by the fund's advisor and not by the fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                             PAST      PAST      PAST
                                                            1 YEAR   5 YEARS   10 YEARS
                                                            ------   -------   --------


WM CALIFORNIA MUNICIPAL FUND (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES).................................   (0.68)%   4.11%     4.88%
  (AFTER TAXES ON DISTRIBUTIONS)(2).......................   (0.88)%   4.03%     4.82%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).......    1.22%    4.12%     4.85%
-- CLASS B................................................   (1.73)%   3.95%     4.74%
-- CLASS C(3).............................................    2.26%    4.29%     4.66%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - Van Kampen, the sub-advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate as the Acquired Fund and is expected to have the same or lower overall expenses for Class A and Class B shares, but higher overall expenses for Class C shares; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 14

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                   THE COMBINATION OF THE WM GROWTH FUND INTO
                          THE PIF LARGECAP GROWTH FUND
                              (WM GROWTH FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF LargeCap Growth Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                        WM GROWTH FUND              PIF LARGECAP GROWTH FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                        ---------------             ------------------------


BUSINESS:                       A separate series of WM II.      A separate series of PIF.
NET ASSETS AS OF 4/30/2006:     $2,379,241,000                   $820,959,999
INVESTMENT ADVISOR:             WMA                              PMC
SUB-ADVISORS:                   The fund is managed by three     Columbus Circle Investors
                                sub-advisors:                    ("CCI")
                                - Janus Capital Management LLC
                                  ("Janus")
                                - ClearBridge Advisors, LLC
                                  ("ClearBridge") and
                                - OppenheimerFunds, Inc.
                                  ("Oppenheimer")

                                WMA determines the portion of
                                the fund's assets to be
                                managed by each of the fund's
                                three sub-advisors. Because
                                WMA earns different fees on
                                the amounts allocated to each
                                of the fund's sub-advisors,
                                there may be a conflict
                                between the interests of the
                                fund and the economic
                                interests of WMA.
PORTFOLIO MANAGERS:             The portfolio manager or co-     The portfolio manager is:
                                portfolio managers for each      - Anthony Rizza, CFA,
                                sub-advisor are:                   Portfolio Manager; joined
                                - Janus: E. Marc Pinto, CFA,       CCI in 1991.
                                  Vice President and Portfolio
                                  Manager; joined Janus in
                                  1994.
                                - ClearBridge: Alan Blake,
                                  CFA, Managing Director and
                                  Senior Portfolio Manager;
                                  joined predecessor firm in
                                  1991.
                                - Oppenheimer:
                                  William L. Wilby, CFA,
                                  Senior Vice President;
                                  joined Oppenheimer in 1994;
                                  and




                                        WM GROWTH FUND              PIF LARGECAP GROWTH FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                        ---------------             ------------------------

                                - Marc L. Baylin, CFA, Vice
                                  President and Member of
                                  Growth Equity Investment
                                  Team; from 2002-2005,
                                  Managing Director and Lead
                                  Portfolio Manager, JP Morgan
                                  Fleming Investment
                                  Management; prior thereto,
                                  Vice President, T. Rowe
                                  Price.
INVESTMENT OBJECTIVES:          The Acquired Fund seeks to       The Acquiring Fund seeks long-
                                provide long-term capital        term growth of capital.
                                appreciation.
PRINCIPAL INVESTMENT            The Acquired Fund invests        The Acquiring Fund invests
  STRATEGIES:                   primarily in common stocks,      primarily in common stocks and
                                including foreign securities,    other equity securities of
                                believed to have significant     large capitalization companies
                                appreciation potential. The      with strong earnings growth
                                fund also may invest in fixed-   potential. Under normal market
                                income securities, bonds,        conditions, the fund invests
                                convertible bonds, preferred     at least 80% of its assets in
                                stock, and convertible           common stocks of companies
                                preferred stock, including up    with large market
                                to 20% of its assets in high     capitalizations, similar to
                                yield, non-investment-grade      companies in the Russell 1000
                                fixed-income securities          Growth Index (as of June 30,
                                (sometimes called "junk          2006, this range was between
                                bonds").                         $1.6 billion and $364
                                                                 billion), at the time of
                                In selecting investments for     purchase. Market
                                the fund, the fund's three       capitalization is defined as
                                sub-advisors look for            total current market value of
                                individual companies that they   a company's outstanding common
                                believe have exceptional         stock.
                                potential for growth.
                                Companies are evaluated on       CCI uses a bottom-up approach
                                their individual merit, their    (focusing on individual stock
                                ability to generate earnings     selection rather than
                                growth, and their superior       forecasting stock market
                                management teams. In addition,   trends) in its selection of
                                the sub-advisors may consider    individual securities that it
                                broad macroeconomic indicators   believes have an above average
                                in making investment decisions   potential for earnings growth.
                                for the fund.                    Selection is based on
                                                                 fundamental analysis of a
                                The fund may invest up to 25%    company relative to other
                                of its assets in foreign         companies with the focus being
                                securities, usually foreign      on the sub-advisor's
                                common stocks, provided that     assessment of current and
                                no more than 5% of its assets    future sales growth and
                                are invested in securities of    operating margins. Companies
                                companies in (or governments     meeting these criteria
                                of) developing or emerging       typically have progressed
                                countries (sometimes referred    beyond the development stage
                                to as "emerging markets").       and are focused on growing the
                                                                 business. Up to 25% of the
                                                                 fund's total assets may be
                                                                 invested in foreign
                                                                 securities.

                                                                 CCI places strong emphasis on
                                                                 companies it believes are
                                                                 guided

                                        WM GROWTH FUND              PIF LARGECAP GROWTH FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                        ---------------             ------------------------

                                                                 by high quality management
                                                                 teams with a proven ability to
                                                                 execute. In addition, the fund
                                                                 attempts to identify and
                                                                 emphasize those companies that
                                                                 are market leaders possessing
                                                                 the ability to control pricing
                                                                 and margins in their
                                                                 respective industries. The
                                                                 sub-advisor constructs a
                                                                 portfolio that is "benchmark
                                                                 aware" in that it is sensitive
                                                                 to the sector (companies with
                                                                 similar characteristics) and
                                                                 security weightings of its
                                                                 benchmark. However, the fund
                                                                 is actively managed and
                                                                 prepared to over-and/or
                                                                 underweight sectors and
                                                                 industries differently from
                                                                 the benchmark.
PORTFOLIO TURNOVER RATES:       The fund's portfolio turnover    The fund's portfolio turnover
                                rates were:                      rates were:
                                - 18% for the six months ended   - 96.1% for the six months
                                  4/30/06 (unaudited);             ended 4/30/06 (unaudited)
                                - 78% for the fiscal year          (annualized);
                                  ended 10/31/05; and            - 169% for the fiscal year
                                - 56% for the fiscal year          ended 10/31/05; and
                                  ended 10/31/04.                - 59.8% for the fiscal year
                                                                   ended 10/31/04.
HEDGING AND STRATEGIC           Both funds are authorized to use derivative instruments
TRANSACTIONS:                   (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as
                                options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL INVESTMENT          Each of the funds is subject to "fundamental" investment
RESTRICTIONS:                   restrictions which may not be changed without the approval of the shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/
                                Prospectus. See also "Comparative Information About the WM
                                Funds and PIF Funds -- Fundamental Investment Restrictions."
TEMPORARY DEFENSIVE INVESTING:  For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and cash
                                equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     Because the Acquired and Acquiring Funds both seek long-term capital growth or appreciation and invest principally in common stocks with a growth orientation as well as in foreign securities, they have substantially the same investment objectives and similar (but differing) investment strategies. The funds differ principally in that: the Acquiring Fund invests principally in large, well established companies while the Acquired Fund may invest in companies of any size; the Acquired Fund's investments in foreign securities may include investments in emerging markets; the Acquired Fund, but not the Acquiring Fund may invest up to 20% of its assets in high yield fixed-income securities; and the Acquired Fund employs a multi-manager strategy. In addition, as indicated in the table, the Acquiring Fund has had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

     Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different investment strategies as described above, they are subject to different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk             - Growth Stock Risk              - Exchange Rate Risk
- Fund-of-Funds Risk                 - Foreign Securities Risk        - Derivatives Risk
Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk       - Small Company Risk             - Emerging Market Risk
- High Yield Securities Risk
Risks applicable to Acquiring Fund:
- Market Segment (Large Cap) Risk    - Active Trading Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                      WM GROWTH FUND(1)
                                       (ACQUIRED FUND)
                         -------------------------------------------
                         CLASS A     CLASS B     CLASS C     CLASS I
                         -------     -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)......    5.50%       None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)...........    1.00%(4)    5.00%(6)    1.00%(7)    None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)..    None        None        None        None


                                               PIF LARGECAP GROWTH FUND
                                                   (ACQUIRING FUND)
                         -------------------------------------------------------------------
                                BEFORE
                            REORGANIZATION             IN AND AFTER THE REORGANIZATION
                         -------------------     -------------------------------------------
                         CLASS A     CLASS B     CLASS A     CLASS B     CLASS C     CLASS I
                         -------     -------     -------     -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)......    5.75%(2)    None        5.50%(2)    None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)...........    0.75%(4)    4.00%(5)    1.00%(4)    5.00%(6)    1.00%(7)    None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)..    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of the Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                                     FEE WAIVER
                                                                       TOTAL FUND      AND/OR
                                         MANAGEMENT  12B-1     OTHER    OPERATING     EXPENSE        NET
                                            FEES      FEES   EXPENSES   EXPENSES   REIMBURSEMENT  EXPENSES
                                         ----------  -----   --------  ----------  -------------  --------


(A) WM GROWTH FUND............  Class A     0.71%     0.25%    0.40%      1.36%           --        1.36%
(Acquired Fund)(1)              Class B     0.71%     1.00%    0.60%      2.31%           --        2.31%
                                Class C     0.71%     1.00%    0.37%      2.08%           --        2.08%
                                Class I     0.71%      N/A     0.07%      0.78%           --        0.78%
(B) PIF LARGECAP GROWTH FUND..  Class A     0.55%     0.25%    0.28%      1.08%           --        1.08%
(Acquiring Fund)                Class B     0.55%     1.00%    0.55%      2.10%           --        2.10%
(Estimated)(2)(3)               Class C     0.55%     1.00%    1.31%      2.86%         0.83%       2.03%
                                Class I     0.55%      N/A       --       0.55%           --        0.55%
(C) PIF LARGECAP GROWTH FUND..  Class A     0.51%     0.25%    0.32%      1.08%           --        1.08%
(Acquiring Fund)                Class B     0.51%     1.00%    0.57%      2.08%                     2.08%
(Pro forma assuming             Class C     0.51%     1.00%    1.31%      2.82%         0.79%       2.03%
Combination)(4)                 Class I     0.51%      N/A       --       0.51%           --        0.51%

--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fee was reduced effective November 1, 2005.

  (2) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (3) The PIF Board of Directors has approved a proposal to increase the management fee rates for the Acquiring Fund. This proposal will be submitted to shareholders of the Acquiring Fund at the PIF Shareholders Meeting. If shareholders of the Acquiring Fund approve the proposal, the management fee rates will increase as described below under "Investment Management Fees/Sub-Advisory Arrangements." If such rates had been in effect for purposes of the table above: under (b) the Acquiring Fund's estimated management fee would be 0.67% and estimated "Net Expenses" for each class would be: Class A -- 1.20%; Class B -- 2.22%; Class C -- 2.03%; and Class I -- 0.67%; and under (c) the Acquiring Fund's pro forma management fee would be 0.62%% and pro forma "Net Expenses" for each class would be: Class A -- 1.19%; Class B -- 2.17%; Class C -- 2.03%; and Class I -- 0.62%.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 1.28%; Class
      B -- 2.26%; and Class C -- 2.03%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM GROWTH FUND...............................  Class A    $681     $  957    $1,254    $2,095
(Acquired Fund)                                Class B    $734     $1,121    $1,435    $2,656
                                               Class C    $311     $  652    $1,119    $2,419
                                               Class I    $ 80     $  249    $  433    $  966
PIF LARGECAP GROWTH FUND.....................  Class A    $654     $  875    $1,113    $1,795
(Acquiring Fund)                               Class B    $713     $1,058    $1,329    $2,170
                                               Class C    $306     $  710    $1,344    $3,051
                                               Class I    $ 56     $  176    $  307    $  689
PIF LARGECAP GROWTH FUND.....................  Class A    $654     $  875    $1,113    $1,795
(Acquiring Fund)                               Class B    $711     $1,052    $1,319    $2,154
(Pro forma assuming Combination)               Class C    $306     $  707    $1,332    $3,018
                                               Class I    $ 52     $  164    $  285    $  640
If you do not sell your shares at the end of
  the period:
WM GROWTH FUND...............................  Class B    $234     $  721    $1,235    $2,656
(Acquired Fund)                                Class C    $211     $  652    $1,119    $2,419
PIF LARGECAP GROWTH FUND.....................  Class B    $213     $  658    $1,129    $2,170
(Acquiring Fund)                               Class C    $206     $  710    $1,344    $3,051
(Acquiring Fund)                               Class B    $211     $  652    $1,119    $2,154
(Pro forma assuming Combination)               Class C    $206     $  707    $1,332    $3,018

INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:




              WM GROWTH FUND                       PIF LARGECAP GROWTH FUND(1)
             (Acquired Fund)                             (Acquiring Fund)
     0.75% of the first $500 million;            0.55% of the first $500 million;
     0.70% of the next $1.5 billion;             0.53% of the next $500 million;
    0.65% of the next $1 billion; and          0.51% of the next $500 million; and
   0.60% of the excess over $2 billion        0.50% of the excess over $1.5 billion
       of average daily net assets.                of average daily net assets.


--------

  (1) The PIF Board of Directors has approved a proposal to increase the management fee rates for the Acquiring Fund. This proposal will be submitted to shareholders of the Acquiring Fund at the PIF Shareholders Meeting. If shareholders of the Acquiring Fund approve the proposal, the management fee rates will be as follows: 0.68% of the first $500 million; 0.65% of the next $500 million; 0.62% of the next $1 billion; 0.58% of the next $1 billion; and 0.55% of the excess over $3 billion of average daily net assets.

     Each of the three sub-advisors to the Acquired Fund -- Janus, ClearBridge and Oppenheimer -- manages a portion of its assets as determined by WMA. Janus, with offices at 151 Detroit Street, Denver, CO 80206, is a direct subsidiary of Janus Capital Group, Inc., a publicly traded financial asset management business. ClearBridge, with offices at 399 Park Avenue, New York, NY 10022, is an indirect wholly-owned subsidiary of Legg Mason, Inc. Oppenheimer, with offices at Two World Financial Center, 225 Liberty Street, New York, NY 10281, is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company. For their services to the Acquired Fund, each of Janus, ClearBridge and Oppenheimer receives a sub-advisory fee from the fund which is offset against the fees otherwise payable by the fund to its advisor.

     CCI is the sub-advisor to and manages the assets of the Acquiring Fund. CCI, with offices at Metro Center, One Station Place, Stamford, CT 06902, is an affiliate of PMC and a member of the Principal Financial Group. For its services to the Acquiring Fund, CCI receives a sub-advisory fee which is paid by PMC and not by the fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in,

Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                    PAST      PAST         PAST       SINCE
                                                   1 YEAR   5 YEARS      10 YEARS   INCEPTION
                                                   ------   -------      --------   ---------


WM GROWTH FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES)........................   0.92%    (7.80)%       7.38%        N/A
   (AFTER TAXES ON DISTRIBUTIONS)(2).............   0.92%    (7.81)%       5.34%        N/A
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES)........................................   0.60%    (6.45)%       5.42%        N/A
-- CLASS B.......................................   0.75%    (8.14)%       7.30%        N/A
-- CLASS C(3)....................................   5.07%    (7.45)%       7.16%        N/A
-- CLASS I(4)....................................   7.38%    (6.18)%        N/A        8.89%
PIF LARGECAP GROWTH FUND (Acquiring Fund)(1)(5)
-- CLASS A (BEFORE TAXES)(6).....................   4.97%    (4.65)%(8)     N/A       (5.88)%(8)
   (AFTER TAXES ON DISTRIBUTIONS)(2).............   4.97%    (4.68)%(8)     N/A       (5.92)%(8)
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES)........................................   3.23%    (3.91)%(8)     N/A       (4.92)%(8)
-- CLASS B(6)....................................   5.37%    (4.70)%(8)     N/A       (5.55)%(8)
-- CLASS C(7)....................................   9.09%    (4.45)%(8)     N/A       (5.69)%(8)
-- CLASS I(6)....................................  11.84%    (3.69)%(8)     N/A       (4.95)%(8)


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares of the Acquired Fund commenced operations on July 25, 1996.

  (5) The Acquiring Fund commenced operations on December 6, 2000.

  (6) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005, and Class I shares on March 1, 2001. The returns of the Class A, Class B and Class I shares for periods prior to those dates are based on the performance of the Acquiring Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B and Class I shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred shares.

  (7) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors Preferred shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred shares of the Acquiring Fund.

  (8) During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has (and with the proposed increase will have) a lower investment management fee rate than the Acquired Fund and, with respect to Class A and Class B shares, is expected to have the same or lower overall expense ratios than the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during the one and five-year periods ended December 31, 2005 has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 15

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
            THE COMBINATION OF THE WM INTERNATIONAL GROWTH FUND INTO
                     THE PIF DIVERSIFIED INTERNATIONAL FUND
                       (WM INTERNATIONAL GROWTH FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM International Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Diversified International Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                                                  PIF DIVERSIFIED INTERNATIONAL
                                 WM INTERNATIONAL GROWTH FUND                 FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                 ----------------------------     -----------------------------


BUSINESS:                       A separate series of WM II.      A separate series of PIF.
NET ASSETS AS OF 4/30/2006:     $1,227,547,000                   $729,725,797
INVESTMENT ADVISOR:             WMA                              PMC
SUB-ADVISORS:                   Capital Guardian Trust Company   Principal Global Investors,
                                ("CGTC")                         LLC ("Principal Global")
PORTFOLIO MANAGERS:             The fund's portfolio is          The Principal Global portfolio
                                managed by two different         managers are:
                                teams:                           - Paul H. Blankenhagen, CFA,
                                (1) the non-U.S. equity team;      Portfolio Manager; joined
                                    and                            Principal in 2002.
                                (2) the emerging market equity   - Juliet Cohn, Portfolio
                                    team. Each team member         Manager; joined Principal in
                                    manages the portion of the     2003; prior thereto, Senior
                                    fund assigned to such          Portfolio Manager, Allianz
                                    member. See "Investment        Dresdner Asset Management.
                                    Management Fees/Sub-         - Chris Ibach, Associate
                                    Advisory Arrangements"         Portfolio Manager and Equity
                                    below.                         Analyst; joined Principal in
                                                                   2000.
INVESTMENT OBJECTIVES:          The Acquired Fund seeks to       The Acquiring Fund seeks long-
                                provide long-term capital        term growth of capital.
                                appreciation.
PRINCIPAL INVESTMENT            The Acquired Fund invests        The Acquiring Fund invests in
  STRATEGIES:                   primarily in equity securities   a portfolio of equity
                                of issuers located in foreign    securities of companies
                                countries that the sub-          domiciled in any of the
                                advisors believe present         nations of the world. The fund
                                attractive investment            invests in securities of:
                                opportunities.                   - companies with their
                                                                   principal place of business
                                The fund invests in common         or principal office outside
                                stock and may invest in other      the U.S.;
                                securities with equity           - companies for which the
                                characteristics, such as trust     principal securities trading
                                or limited partnership             market is outside the U.S.;
                                interests, preferred stock,        and
                                rights, and warrants. The fund   - companies, regardless of
                                may also invest in convertible     where their securities are
                                securities. The fund invests       traded, that derive 50% or
                                in securities listed on            more of their total revenue
                                foreign or domestic securities     from goods or services
                                exchanges and securities           produced or sales made
                                traded in foreign or domestic      outside the U.S.


                                                                  PIF DIVERSIFIED INTERNATIONAL
                                 WM INTERNATIONAL GROWTH FUND                 FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                 ----------------------------     -----------------------------

                                over-the-counter markets, and    The fund has no limitation on
                                may invest in restricted or      the percentage of assets that
                                unlisted securities.             are invested in any one
                                                                 country or denominated in any
                                In selecting investments for     one currency. However, under
                                the fund, Capital Guardian       normal market conditions, the
                                seeks attractively priced        fund intends to have at least
                                securities that represent good   80% of its assets invested in
                                long-term investment             companies in at least three
                                opportunities. Capital           different countries. One of
                                Guardian emphasizes              those countries may be the
                                fundamental research and         U.S., though currently the
                                relies on its own financial      fund does not intend to invest
                                analysis to determine the        in equity securities of U.S.
                                difference between the           companies.
                                underlying value of a company
                                and the price of its             Investments may be made
                                securities in the marketplace.   anywhere in the world. Primary
                                The sub-advisors utilize a       consideration is given to
                                research-driven ''bottom-up"     securities of corporations of
                                approach in that decisions are   Western Europe, North America
                                made based upon extensive        and Australasia (Australia,
                                field research and direct        Japan, and Far East Asia).
                                company contacts. They blend     Changes in investments are
                                this approach with               made as prospects change for
                                macroeconomics and political     particular countries,
                                judgments on the outlook for     industries or companies.
                                economies, industries,
                                currencies, and markets. The     In choosing investments for
                                fund emphasizes established      the fund, Principal Global
                                companies, although it may       pays particular attention to
                                invest in companies of varying   the long-term earnings
                                sizes as measured by assets,     prospects of the various
                                sales, and capitalization.       companies under consideration.
                                                                 Principal Global then weighs
                                The fund may invest up to 30%    those prospects relative to
                                of its assets in the             the price of the security.
                                securities of companies in, or
                                governments of, developing or
                                emerging markets, provided
                                that no more than 5% of the
                                fund's total assets are
                                invested in any one emerging
                                market country.

                                The fund intends to stay fully
                                invested in the securities
                                described above to the extent
                                practical.
OTHER INVESTMENTS:              Fund assets may be invested in
                                short-term fixed-income
                                instruments to meet
                                anticipated day-to-day
                                operating expenses, and for
                                temporary defensive purposes.
                                In addition, when the fund
                                experiences large cash
                                inflows, it may hold short-
                                term investments until
                                desirable equity securities
                                become available. These short-
                                term instruments are generally
                                rated A or higher by Moody's,
                                S&P, or Fitch or, if

                                                                  PIF DIVERSIFIED INTERNATIONAL
                                 WM INTERNATIONAL GROWTH FUND                 FUND
                                        (ACQUIRED FUND)                 (ACQUIRING FUND)
                                 ----------------------------     -----------------------------

                                unrated, are of comparable
                                quality in the opinion of the
                                fund's sub-advisor.

                                For temporary defensive
                                purposes, the fund may invest
                                a major portion of its assets
                                in securities of U.S. issuers.
                                Furthermore, the fund may
                                invest up to 5% of its total
                                assets in investment-grade
                                corporate fixed-income
                                securities having maturities
                                longer than one year,
                                including euro-currency
                                instruments and securities.
PORTFOLIO TURNOVER RATES:       The fund's portfolio turnover    The fund's portfolio turnover
                                rates were:                      rates were:
                                - 18% for the six months ended   - 119.9% for the six months
                                  4/30/06 (unaudited);             ended 4/30/06 (unaudited)
                                - 24% for the fiscal year          (annualized);
                                  ended 10/31/05; and            - 202.7%* for the fiscal year
                                - 20% for the fiscal year          ended 10/31/05; and
                                  ended 10/31/04.                - 160.2%* for the fiscal year
                                                                   ended 10/31/04.

                                                                 * Rate excludes impact of fund
                                                                   combination. See Appendix O
                                                                   (Financial Highlights).
HEDGING AND STRATEGIC           Both funds are authorized to use derivative instruments
TRANSACTIONS:                   (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as
                                options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL INVESTMENT          Each of the funds is subject to "fundamental" investment
RESTRICTIONS:                   restrictions which may not be changed without the approval of the shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see Appendix B to this Proxy Statement/
                                Prospectus. See also "Comparative Information About the WM
                                Funds and PIF Funds -- Fundamental Investment Restrictions."
TEMPORARY DEFENSIVE INVESTING:  For temporary defensive purposes in times of unusual or adverse market conditions, both funds may invest in cash and cash
                                equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     Because the Acquired and Acquiring Funds both seek long-term capital growth or appreciation and invest principally in equity securities of foreign companies, they have substantially the same investment objectives and similar (but differing) investment strategies. The funds differ principally in that: the Acquiring Fund invests principally in Western Europe, North America and Australasia while the Acquired Fund may invest anywhere in the world and invest in emerging markets; the Acquiring Fund normally will invest at least 80% of its assets in at least three different countries, including the U.S., while the Acquired Fund is not subject to this limitation; and the

Acquired Fund also invests in fixed-income securities and employs a multi-manager strategy. In addition, as indicated in the table, the Acquiring Fund has higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

     Additional information about investment strategies of the Acquired and Acquiring Funds and the types of securities that the sub-advisors may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about ccompensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk             - Market Segment Risk            - Exchange Rate Risk
- Foreign Securities Risk            - Fund-of-Funds Risk             - Derivatives Risk
Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk       - Emerging Market Risk
Risks applicable to Acquiring Fund:
- Active Trading Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                             WM INTERNATIONAL GROWTH FUND(1)
                                     (ACQUIRED FUND)
                       -------------------------------------------
                       CLASS A     CLASS B     CLASS C     CLASS I
                       -------     -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A %
  OF OFFERING
  PRICE).............    5.50%       None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES
  CHARGE (CDSC) (AS A
  % OF DOLLARS
  SUBJECT TO
  CHARGE)(3).........    1.00%(4)    5.00%(6)    1.00%(7)    None
REDEMPTION OR
  EXCHANGE FEE (AS A
  % OF AMOUNT
  REDEEMED/EXCHANGE-
  D).................    None        None        None        None


                                        PIF DIVERSIFIED INTERNATIONAL FUND
                                                 (ACQUIRING FUND)
                       -------------------------------------------------------------------
                              BEFORE
                          REORGANIZATION             IN AND AFTER THE REORGANIZATION
                       -------------------     -------------------------------------------
                       CLASS A     CLASS B     CLASS A     CLASS B     CLASS C     CLASS I
                       -------     -------     -------     -------     -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A %
  OF OFFERING
  PRICE).............    5.75%(2)    None        5.50%(2)    None        None        None
MAXIMUM CONTINGENT
  DEFERRED SALES
  CHARGE (CDSC) (AS A
  % OF DOLLARS
  SUBJECT TO
  CHARGE)(3).........    0.75%(4)    4.00%(5)    1.00%(4)    5.00%(6)    1.00%(7)    None
REDEMPTION OR
  EXCHANGE FEE (AS A
  % OF AMOUNT
  REDEEMED/EXCHANGE-
  D).................    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    1.00%(8)    None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratios of the Class A, Class B and Class I shares, and the pro forma expense ratios of the Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                                        FEE WAIVER
                                                                          TOTAL FUND      AND/OR
                                            MANAGEMENT  12B-1     OTHER    OPERATING     EXPENSE        NET
                                               FEES      FEES   EXPENSES   EXPENSES   REIMBURSEMENT  EXPENSES
                                            ----------  -----   --------  ----------  -------------  --------


(A) WM INTERNATIONAL GROWTH
  FUND...........................  Class A     0.83%     0.25%    0.31%      1.39%           --        1.39%
(Acquired Fund)                    Class B     0.83%     1.00%    0.68%      2.51%           --        2.51%
                                   Class C     0.83%     1.00%    0.46%      2.29%           --        2.29%
                                   Class I     0.83%      N/A     0.12%      0.95%           --        0.95%
(B) PIF DIVERSIFIED INTERNATIONAL
  FUND...........................  Class A     0.90%     0.25%    0.28%      1.43%           --        1.43%
(Acquiring Fund)(1)                Class B     0.90%     1.00%    0.52%      2.42%           --        2.42%
                                   Class C     0.90%     1.00%    0.73%      2.63%         0.55%       2.08%
                                   Class I     0.90%      N/A       --       0.90%           --        0.90%
(C) PIF DIVERSIFIED INTERNATIONAL
  FUND...........................  Class A     0.87%     0.25%    0.28%      1.40%         0.11%       1.29%
(Acquiring Fund)                   Class B     0.87%     1.00%    0.45%      2.32%         0.02%       2.30%
(Pro forma estimated expenses      Class C     0.87%     1.00%    0.73%      2.60%         0.52%       2.08%
assuming Combination)(2)           Class I     0.87%      N/A     0.07%      0.94%         0.04%       0.90%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 1.29%; Class
      B -- 2.34%; Class C -- 2.08%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment. PMC has contractually agreed in that event to limit the Acquiring Fund's expenses attributable to Class B and Class I shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following: Class B -- 2.30%; and Class I -- 0.90%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM INTERNATIONAL GROWTH FUND.................  Class A    $684     $  966    $1,269    $2,127
(Acquired Fund)                                Class B    $754     $1,182    $1,535    $2,857
                                               Class C    $332     $  715    $1,225    $2,635
                                               Class I    $ 97     $  303    $  525    $1,166
PIF DIVERSIFIED INTERNATIONAL FUND...........  Class A    $688     $  978    $1,289    $2,169
(Acquiring Fund)                               Class B    $745     $1,155    $1,491    $2,511
                                               Class C    $311     $  701    $1,285    $2,872
                                               Class I    $ 92     $  287    $  498    $1,108
PIF DIVERSIFIED INTERNATIONAL FUND...........  Class A    $674     $  955    $1,261    $2,126
(Acquiring Fund)                               Class B    $733     $1,120    $1,436    $2,422
(Pro forma assuming Combination)               Class C    $311     $  698    $1,276    $2,847
                                               Class I    $ 92     $  294    $  515    $1,150
If you do not sell your shares at the end of
  the period:
WM INTERNATIONAL GROWTH FUND.................  Class B    $254     $  782    $1,335    $2,857
(Acquired Fund)                                Class C    $232     $  715    $1,225    $2,635
PIF DIVERSIFIED INTERNATIONAL FUND...........  Class B    $245     $  755    $1,291    $2,511
(Acquiring Fund)                               Class C    $211     $  701    $1,285    $2,872
PIF DIVERSIFIED INTERNATIONAL FUND...........  Class B    $233     $  720    $1,236    $2,422
(Acquiring Fund)                               Class C    $211     $  698    $1,276    $2,847
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



       WM INTERNATIONAL GROWTH FUND             PIF DIVERSIFIED INTERNATIONAL FUND
             (Acquired Fund)                             (Acquiring Fund)
     1.00% of the first $125 million;            0.90% of the first $500 million;
     0.80% of the next $875 million;             0.88% of the next $500 million;
    0.75% of the next $2 billion; and            0.86% of the next $500 million;
   0.70% of the excess over $3 billion           0.85% of the next $500 million;
       of average daily net assets.            0.83% of the next $500 million; and
                                               0.80% of the excess over $3 billion
                                                   of average daily net assets.


     CGTC (together with certain affiliates, including Capital International, Inc. ("CI")) is sub-advisor to and manages the assets of the Acquired Fund. CGTC, with offices at 333 Hope Street, Los Angeles, CA 90071 is a wholly owned subsidiary of Capital Group International, Inc. ("CGI"), which is in turn owned by the Capital Group Companies, Inc. ("CGC") For its services to the Acquired Fund, CGTC receives a sub-advisory fee from the fund which is offset against fees otherwise payable by the fund to it advisor, WMA.

     The members of CGTC's non-U.S. equity team are:

     - David I Fischer, Chairman of the Board of CGI and CGTC; joined the Capital Group organization in 1969.

     - Arthur J. Gromadzki, Vice President of CGI; joined the Capital Group organization in 1987.

     - Richard N. Havas, Senior Vice President and Portfolio Manager for CGTC and Capital International Ltd ("CIL"); joined the Capital Group organization in 1986.

     - Nancy J. Kyle, Senior Vice President, Vice Chairman and Director of CGTC; joined the Capital Group organization in 1991.

     - Christopher A. Reed, Director and Vice President of CIR; joined the Capital Group organization in 1994.

     - Lionel M. Sauvage, Senior Vice President and Portfolio Manager for CGTC; joined the Capital Group organization in 1987.

     - Nilly Sikorsky, President and Managing Director of Capital International, S.A.; joined the Capital Group organization in 1962.

     - Rudolph M. Staehelin, Senior Vice President and Director of Capital International Research, Inc. ("CIR"); joined the Capital Group organization in 1981.

     - Seung Kwak, Senior Vice President of Capital International K. K. ("CIKK"); joined CIKK in 2002; prior thereto, Chief Investment Officer-Japan, Zurich Scudder Investments.

     - John M. N. Mant, Executive Vice President and Director of CIR; joined the Capital Group organization in 1990.

     The members of CI's emerging market equity team are:

     - Osman Y. Akiman, , Director of CIR and Vice President of CIL; joined the Capital Group organization in 1994.

     - Christopher Choe, Senior Vice President and Portfolio Manager for CI; joined the Capital Group organization in 1990.

     - David I Fisher, Chairman of the Board of CGI and CGTC; joined the Capital Group organization in 1991.

     - Victor D. Kohn, CFA, President of CI and Senior Vice President and Director of CIR; joined the Capital Group organization in 1986.

     - Nancy J. Kyle, Senior Vice President, Vice Chairman and Director of CGTC; joined the Capital Group organization in 1991.

     - Luis Freitas de Oliveira, Senior Vice President and Director of Captal International, S.A; joined the Capital Group organization in 1994.

     - Shaw B. Wagener, CFA, Chairman of CI and Senior Vice President and Director CGI; joined the Capital Group organization in 1981.

     Principal Global is the sub-advisor to and manages the assets of the Acquiring Fund. Principal Global, with offices at 801 Grand Avenue, Des Moines, IA 50392, is an affiliate of PMC and a member of the Principal Financial Group. For its services, Principal Global receives a sub-advisory fee which is paid by PMC and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                     PAST      PAST      PAST       SINCE
                                                    1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                    ------   -------   --------   ---------


WM INTERNATIONAL GROWTH FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES).........................  11.04%    2.76%      4.02%        N/A
   (AFTER TAXES ON DISTRIBUTIONS)(2)..............  10.91%    2.53%      3.00%        N/A
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES).........................................   7.58%    2.26%      2.83%        N/A
-- CLASS B........................................  11.01%    2.45%      3.88%        N/A
-- CLASS C(3).....................................  15.23%    3.00%      3.69%        N/A
-- CLASS I(4).....................................  17.89%    4.53%       N/A        5.47%
PIF DIVERSIFIED INTERNATIONAL FUND (Acquiring
  Fund)(1)(5)
-- CLASS A (BEFORE TAXES)(6)......................  16.40%    3.03%       N/A        3.72%
   (AFTER TAXES ON DISTRIBUTIONS)(2)..............  15.58%    2.74%       N/A        3.44%
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES).........................................  11.44%    2.51%       N/A        3.11%
-- CLASS B(6).....................................  17.64%    3.39%       N/A        4.43%
-- CLASS C(7).....................................  21.46%    3.57%       N/A        4.26%
-- CLASS I(6).....................................  23.73%    4.74%       N/A        5.43%


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares of the Acquired Fund commenced operations on July 25, 1996.

  (5) The Acquiring Fund commenced operations on December 6, 2000.

  (6) Class A and Class B shares of the Acquiring Fund began operations on June 28, 2005, and the Class I shares on March 1, 2001. The returns of the Class A, Class B and Class I shares for periods prior to those dates are based on the performance of the Acquiring Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B and Class I shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred shares.

  (7) Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred shares of the Acquiring Fund.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the adoption several years ago of restrictions by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a higher investment management fee rate than the Acquired Fund and higher overall expense ratios for Class C shares, but the Acquiring Fund is expected to have similar or lower overall expense ratios for Class A, Class B and Class I shares than the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during the one and five-year periods ended December 31, 2005 has outperformed the Acquired, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 16

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
              THE COMBINATION OF THE WM SHORT TERM INCOME FUND INTO
                         THE PIF SHORT-TERM INCOME FUND
                        (WM SHORT TERM INCOME FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Short Term Income Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF Short-Term Income Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

     Class B shareholders of the Acquired Fund should note that the fund's Class B shares will be re-designated Class A shares prior to the Reorganization. Consequently, the Acquired Fund will have no Class B shares outstanding at the Effective Time of the Reorganization, and the current holders of the Class B shares of the fund will receive Class A shares of the Acquiring Fund in the Reorganization. The re-designated Class B shares, as Class A shares, will not be subject to the contingent deferred sales charge ("CDSC") that applies to Class B shares and will be subject to the lower Rule 12b-1 fees that apply to Class A shares.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                      WM SHORT TERM INCOME FUND         PIF SHORT-TERM INCOME FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      -------------------------         --------------------------


BUSINESS:         A separate series of WM II.        A separate series of PIF.
NET ASSETS AS OF  $255,574,000                       None*
4/30/2006:                                           * The fund is a  New Acquiring
                                                       Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both fund portfolios are managed by:
MANAGERS:         - Craig V. Sosey, Vice President and Senior Portfolio Manager, WMA;
                    joined WMA in 1998.
INVESTMENT        Both funds seek to provide as high a level of current income as is
OBJECTIVES:       consistent with prudent investment management and stability of principal.
PRINCIPAL         Both funds will invest substantially all of their assets in fixed-
INVESTMENT        income securities that, at the time of purchase, are rated in one
STRATEGIES:       of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSROs") or, if unrated, are judged to be of comparable quality by WMA. All fixed-
                  income securities purchased by the funds will be investment-grade at the time of purchase.

                  Both funds maintain a weighted average duration of three years or less and a weighted average maturity of five years or less.
                  Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.

                  Both funds may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The funds may invest in fixed-income securities issued by REITs.


                      WM SHORT TERM INCOME FUND         PIF SHORT-TERM INCOME FUND
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      -------------------------         --------------------------

                  Both funds may also:
                  - invest up to 10% of their assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks;
                  - invest up to 5% of their assets in preferred stock;
                  - invest in certain illiquid investments, such as privately placed securities, including restricted securities;
                  - invest up to 10% of their assets in securities of unaffiliated mutual funds;
                  - borrow money or enter into reverse repurchase agreements or dollar roll transactions in aggregate of up to 33 1/3% of their total assets; and
                  - invest up to 25% of their total assets in asset-backed
                    securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     traditional security, asset or market index) such as exchange-
                  listed and over-the-counter options, equity and fixed-income indices, financial futures contracts and options on futures contracts, and enter into swaps, caps, floors or collars, credit default swaps, currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures to hedge against various market risks, to manage the effective maturity or duration of fixed-income securities and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to ''fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective funds is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Fixed-Income Securities Risk  - Real Estate Securities Risk    - Exchange Rate Risk
- U.S. Government Securities    - Prepayment Risk                - Derivatives Risk
  Risk
- Portfolio Duration Risk       - Foreign Securities Risk        - Fund of Funds Risk
- U.S. Government Sponsored
  Securities Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, C and I shares of the Acquired Fund will receive, respectively, Class A, C and I shares of the Acquiring Fund. (As stated above, prior to the Reorganization, all outstanding Class B shares of the Acquired Fund will be re-designated Class A shares). The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                        WM SHORT TERM INCOME FUND(1)         PIF SHORT-TERM INCOME FUND
                                              (ACQUIRED FUND)                     (ACQUIRING FUND)
                                     ---------------------------------   ---------------------------------
                                     CLASS A      CLASS C      CLASS I   CLASS A      CLASS C      CLASS I
                                     -------      -------      -------   -------      -------      -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES
  (AS A % OF OFFERING PRICE).......    3.50%        None         None      2.50% (2)    None         None
MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) (AS A % OF DOLLARS
  SUBJECT TO CHARGE)(3)............    1.00%(4)     1.00%(5)     None      1.00%(4)     1.00%(5)     None
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT REDEEMED/
  EXCHANGED).......................    None         None         None      1.00%(6)     1.00%(6)     None


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (6) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                                          FEE WAIVER
                                                                          TOTAL FUND        AND/OR
                                          MANAGEMENT   12B-1     OTHER     OPERATING        EXPENSE          NET
                                             FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(1)   EXPENSES
                                          ----------   -----   --------   ----------   ----------------   --------


(A) WM SHORT TERM INCOME
  FUND........................  Class A      0.49%      0.25%    0.19%       0.93%             --           0.93%
(Acquired Fund)                 Class C      0.49%      1.00%    0.16%       1.65%             --           1.65%
                                Class I      0.49%       N/A     0.07%       0.56%             --           0.56%
(B) PIF SHORT-TERM INCOME
  FUND........................  Class A      0.49%      0.25%    0.22%       0.96%           0.01%          0.95%
(Acquiring Fund)                Class C      0.49%      1.00%    0.49%       1.98%           0.31%          1.67%
(Estimated pro forma)(1)(2)     Class I      0.49%       N/A     0.02%       0.51%             --           0.51%


--------

  (1) The Acquiring Fund will not issue shares prior to the Closing Date. The estimated expenses for the year ending October 31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Closing Date. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Combination. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending October 31, 2007 because the Acquiring Fund will carry forward the financial statements of the Acquired Fund and report historical information of the Acquired Fund for periods prior to the Closing Date as its own.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.95%; and Class C -- 1.67%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM SHORT TERM INCOME FUND....................  Class A    $442      $636     $  847    $1,453
(Acquired Fund)                                Class C    $268      $520     $  897    $1,960
                                               Class I    $ 57      $179     $  313    $  701
PIF SHORT-TERM INCOME FUND...................  Class A    $338      $534     $  750    $1,369
(Acquiring Fund) (Estimated pro forma)         Class C    $270      $554     $1,003    $2,250
                                               Class I    $ 52      $164     $  285    $  640
If you do not sell your shares at the end of
  the period:
WM SHORT TERM INCOME FUND                      Class C    $168      $520     $  897    $1,960
(Acquired Fund)
PIF SHORT-TERM INCOME FUND...................  Class C    $170      $554     $1,003    $2,250
(Acquiring Fund) (Estimated pro forma)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



        WM SHORT TERM INCOME FUND                   PIF SHORT-TERM INCOME FUND
             (Acquired Fund)                             (Acquiring Fund)
     0.50% of the first $200 million;            0.50% of the first $200 million;
   0.45% of the next $300 million; and         0.45% of the next $300 million; and
  0.40% of the excess over $500 million       0.40% of the excess over $500 million
       of average daily net assets.                of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class C and Class I shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class C and Class I shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class C and Class I shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                     PAST        PAST      PAST       SINCE
                                                    1 YEAR     5 YEARS   10 YEARS   INCEPTION
                                                    ------     -------   --------   ---------


WM SHORT TERM INCOME FUND (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES).........................   (1.92)%    3.59%      4.42%        N/A
   (AFTER TAXES ON DISTRIBUTIONS)(2)..............   (3.11)%    2.00%      2.46%        N/A
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES).........................................   (1.25)%    2.10%      2.53%        N/A
-- CLASS C(4).....................................    0.07%     3.52%      3.96%        N/A
-- CLASS I(5).....................................    2.10%     4.64%       N/A        5.33%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class C and Class I shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A shares commenced operations on April 8, 1998.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (5) Class I shares commenced operations on July 25, 1996.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same investment management fee rate as the Acquired Fund; and PMC has agreed to cap the expenses of the Class A and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 17

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
              THE COMBINATION OF THE WM SMALL CAP GROWTH FUND INTO
                          THE PIF SMALLCAP GROWTH FUND
                         (WM SMALL CAP GROWTH FUND ONLY)

                                    OVERVIEW

     Shareholders of the WM Small Cap Growth Fund (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF SmallCap Growth Fund (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                      WM SMALL CAP GROWTH FUND            PIF SMALLCAP GROWTH FUND
                          (ACQUIRED FUND)                     (ACQUIRING FUND)
                      ------------------------            ------------------------


BUSINESS:        A separate series of WM I.          A separate series of PIF.
NET ASSETS AS    $426,413,000                        $43,964,924
OF 4/30/2006:
INVESTMENT       WMA                                 PMC
ADVISOR:
SUB-ADVISOR:     The fund has two sub-advisors:      Principal Global Investors, LLC
                 - Delaware Management Company       ("Principal Global")
                   ("Delaware"); and
                 - Oberweis Asset Management, Inc.
                   ("Oberweis").

                 Each sub-advisor manages a
                 portion of the fund's assets.
PORTFOLIO        The Delaware and Oberweis           The portfolio manager is:
MANAGERS:        portfolio managers are:             - Mariateresa Monaco, Associate
                 - Marshall T. Bassett, Senior         Portfolio Manager, Principal
                   Vice President, Delaware;           Global; joined Principal in
                   joined Delaware in 1997.            2005; prior thereto,
                 - James W. Oberweis, CFA,             Quantitative Equity Analyst,
                   President, Director  and            Fidelity Management.
                   Portfolio Manager, Oberweis;
                   joined Oberweis in 1995.
INVESTMENT       The Acquired Fund seeks to          The Acquiring Fund seeks long-
OBJECTIVES:      provide long-term capital           term growth of capital.
                 appreciation.
PRINCIPAL        The Acquired Fund normally          Under normal market conditions,
INVESTMENT       invests at least 80% of its net     the Acquiring Fund invests at
STRATEGIES:      assets (plus any borrowings for     least 80% of its assets in common
                 investment purposes) in equity      stocks of companies with small
                 securities of companies with        market capitalizations (those
                 market capitalizations in the       with market capitalizations
                 range represented by the Russell    similar to companies in the
                 2000 Index (as of June 30, 2006,    Russell 2000 Growth Index) (as of
                 this range was between $83          June 30, 2006, this range was
                 million and $2.3 billion) at the    between $83 million and $2.3
                 time of purchase. In addition to    billion) at the time of purchase.
                 common stock, the fund's equity     The equity investment philosophy
                 securities may include              of Principal Global is based on
                 convertible bonds, convertible      the belief that superior stock
                 preferred stock and warrants to     selection is the key to
                 purchase common stock.              consistent out-performance.
                                                     Superior stock selection is
                 In selecting investments for the    achieved by a combination of
                 fund, WMA or the sub-advisors       systematically evaluating company
                 look for individual companies       fundamentals and in-depth
                 that they believes                  original

                      WM SMALL CAP GROWTH FUND            PIF SMALLCAP GROWTH FUND
                          (ACQUIRED FUND)                     (ACQUIRING FUND)
                      ------------------------            ------------------------

                 have the potential for organic      research. The sub-advisor focuses
                 growth. Companies are evaluated     on four critical drivers of stock
                 based on their individual merit,    performance: improving business
                 ability to generate earnings        fundamentals, sustainable
                 growth and superior management      competitive advantages, rising
                 teams, products and services. The   investor expectations and
                 broad evaluation of a particular    attractive relative valuation. To
                 sector and market trends are also   leverage its stock selection
                 considered in the analysis of a     skills as the primary drivers of
                 company's potential. The fund       relative performance, the sub-
                 will not necessarily dispose of a   advisor seeks to maximize global
                 security merely because its         information advantages and
                 issuer's market capitalization is   neutralize unintended portfolio
                 no longer in the range              risks.
                 represented by the Russell 2000
                 Index.                              Principal Global focuses its
                                                     stock selections on established
                 The fund may also invest:           companies that it believes have a
                 - up to 25% of its assets in        sustainable competitive
                   securities of foreign issuers,    advantage. It constructs a
                   provided that no more than 5%     portfolio that is 'benchmark
                   of its assets is invested in      aware' in that it is sensitive to
                   securities of issuers located     the sector (companies with
                   in developing or emerging         similar characteristics) and
                   markets; and                      security weightings of its
                 - up to 20% of its assets in high   benchmark. The fund is actively
                   yield, non-investment grade       managed and prepared to over-
                   fixed-income securities           and/or underweight sectors and
                   (sometimes called ''junk          industries differently from the
                   bonds") if WMA or the fund's      benchmark.
                   sub-advisors believe that doing
                   so will be consistent with the    The fund may invest in foreign
                   investment objective of capital   securities, including emerging
                   appreciation.                     markets, and in initial public
                                                     offerings (''IPOs").
PORTFOLIO        The fund's portfolio turnover       The fund's portfolio turnover
TURNOVER RATES:  rates were:                         rates were:
                 - 37% for the six months ended      - 103% for the six months ended
                   4/30/06 (unaudited);                4/30/06 (unaudited)
                 - 251%* for the fiscal year ended     (annualized);
                   10/31/05; and                     - 181.7%* for the fiscal year
                 - 53% for the fiscal year ended       ended 10/31/05; and
                   10/31/04.                         - 194.9%* for the fiscal year
                 *Rate reflects sub-advisor            ended 10/31/04.
                 change.
HEDGING AND      Both funds are authorized to use derivative instruments (financial
STRATEGIC        arrangements the value of which is based on, or derived from, a
TRANSACTIONS:    traditional security, asset or market index) such as exchange-listed and over-the-counter options, equity and fixed-income indices, financial futures contracts and options on futures contracts, and enter into swaps, caps, floors or collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures to hedge against various market risks and for other strategic purposes.
FUNDAMENTAL      Each of the funds is subject to "fundamental"  investment
INVESTMENT       restrictions which may not be changed without the approval of the
RESTRICTIONS:    shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see Appendix
                 B to this Proxy Statement/Prospectus. See also "Comparative
                 Information About the WM Funds and PIF Funds -- Fundamental
                 Investment Restrictions."

                      WM SMALL CAP GROWTH FUND            PIF SMALLCAP GROWTH FUND
                          (ACQUIRED FUND)                     (ACQUIRING FUND)
                      ------------------------            ------------------------

TEMPORARY        For temporary defensive purposes in times of unusual or adverse
DEFENSIVE        market conditions, both funds may invest in money market
INVESTING:       instruments In taking such defensive measures, either fund may fail to achieve its investment objective.


     Because the Acquired and Acquiring Funds are both small-cap equity funds that seek long term growth or appreciation of capital and have a growth approach to investing, they have substantially the same investment objectives and similar principal strategies. The funds differ principally in that: the Acquired Fund, but not the Acquiring Fund, is limited to investing no more than 25% of its assets in foreign securities and no more than 5% of its assets in emerging markets; the Acquired Fund may invest significantly in high yield securities; and the Acquired Fund employs a multi-manager strategy. In addition, as indicated in the table, the Acquiring Fund has had higher portfolio turnover rates than the Acquired Fund. Funds with higher portfolio turnover rates may have increased transaction costs, accelerated realization of taxable gains and adversely impacted fund performance.

     Additional information about the investment strategies of the Acquired and Acquiring Funds and the types of securities in which the respective funds may invest is contained in the WM SAI and the Statement of Additional Information.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have some different investment strategies as described above, they are subject to some different risks. The main risks of investing in the funds include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following:



Risks applicable to both Funds:
- Equity Securities Risk             - Exchange Rate Risk             - Derivatives Risk
- Market Segment (Small Cap) Risk    - Growth Stock Risk              - Fund-of-Funds Risk
- Foreign Securities Risk            - Small Company Risk             - Emerging Market Risk
Risks applicable to Acquired Fund:
- Fixed-Income Securities Risk       - High Yield Securities Risk
Risks applicable to Acquiring Fund:
- Initial Public Offerings ("IPOs")                                   - Active Trading Risk
  Risk


     Because the Acquiring Fund is not subject to any stated limits on the percentages of its assets than it may invest in foreign securities and in emerging markets, it has potentially greater exposure to the risks of such investments.

     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B, C and I shares of the Acquired Fund will receive, respectively, Class A, B, C and I shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund. For the Class A and Class B shares of the Acquiring Fund, the table shows fees and expenses for shares issued before the Reorganization and those that will be in effect for shares issued in the Reorganization and thereafter.


                                  WM SMALL CAP GROWTH FUND(1)
                                        (ACQUIRED FUND)
                           ----------------------------------------
                           CLASS A    CLASS B    CLASS C    CLASS I
                           -------    -------    -------    -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)........    5.50%      None       None       None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3).............    1.00%(4)   5.00%(6)   1.00%(7)   None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)....    None       None       None       None



                                              PIF SMALL CAP GROWTH FUND
                                                   (ACQUIRING FUND)
                           ---------------------------------------------------------------
                                 BEFORE
                             REORGANIZATION           IN AND AFTER THE REORGANIZATION
                           ------------------    -----------------------------------------
                           CLASS A    CLASS B    CLASS A    CLASS B    CLASS C     CLASS I
                           -------    -------    -------    -------    -------     -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE)........    5.75%(2)   None       5.50%(2)   None       None        None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3).............    0.75%(4)   4.00%(5)   1.00%(4)   5.00%(6)   1.00%(7)    None
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/EXCHANGED)....    1.00%(8)   1.00%(8)   1.00%(8)   1.00%(8)   1.00%(8)    None



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after six years.

  (6) CDSCs are reduced after two years and eliminated after five years.

  (7) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (8) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; (b) the expense ratio of the Class I shares, and the pro forma expense ratios of the Class A, Class B and Class C shares (assuming they had been outstanding during the period), of the Acquiring Fund for the fiscal year ending October 31, 2005; and (c) the pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund assuming that the Combination had taken place at the commencement of the year ended October 31, 2005.

                         ANNUAL FUND OPERATING EXPENSES


                                                                                      FEE WAIVER
                                                                        TOTAL FUND      AND/OR
                                         MANAGEMENT  12B-1      OTHER    OPERATING     EXPENSE        NET
                                            FEES      FEES    EXPENSES   EXPENSES   REIMBURSEMENT  EXPENSES
                                         ----------  -----    --------  ----------  -------------  --------


(A) WM SMALL CAP GROWTH FUND..  Class A     0.85%     0.25%     0.19%      1.29%           --        1.29%
(Acquired Fund)                 Class B     0.85%     1.00%     0.80%      2.65%           --        2.65%
                                Class C     0.85%     1.00%     0.48%      2.33%           --        2.33%
                                Class I     0.85%      N/A      0.13%      0.98%           --        0.98%
(B) PIF SMALLCAP GROWTH FUND..  Class A     0.75%     0.25%     0.25%      1.25%           --        1.25%
(Acquiring Fund)(1)             Class B     0.75%     1.00%     0.96%      2.71%         0.14%       2.57%
                                Class C     0.75%     1.00%     2.87%      4.62%         2.41%       2.21%
                                Class I     0.75%      N/A        --       0.75%           --        0.75%
(C) PIF SMALLCAP GROWTH FUND..  Class A     0.75%     0.25%     0.25%      1.25%           --        1.25%
(Acquiring Fund)                Class B     0.75%     1.00%     0.96%      2.71%         0.14%       2.57%
(Pro forma assuming             Class C     0.75%     1.00%     2.87%      4.62%         2.41%       2.21%
Combination)(2)                 Class I     0.75%      N/A      0.01%      0.76%         0.01%       0.75%


--------

  (1) The 12b-1 fees have been restated to reflect those that will be applicable to the Class A and Class B shares issued in the Combination and thereafter.

  (2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 1.42%; Class
      B -- 2.57%; Class C -- 2.21%. The figures shown for Other Expenses reflect the expenses that the Acquiring Fund will incur if the Accounting Services Agreement between PIF and PMC is terminated in connection with the implementation of the Advisory Agreement Amendment. PMC has contractually agreed in that event to limit the Acquiring Fund's expenses attributable to Class I shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class I shares on an annualized basis) not to exceed 0.75%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for the Acquired Fund, after seven years for the Acquiring Fund prior to the Combination and after eight years for the pro forma combined Acquiring Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM SMALL CAP GROWTH FUND.....................  Class A    $695     $1,001    $1,328    $2,252
(Acquired Fund)                                Class B    $768     $1,223    $1,605    $2,996
                                               Class C    $336     $  727    $1,245    $2,676
                                               Class I    $100     $  312    $  542    $1,201
PIF SMALLCAP GROWTH FUND.....................  Class A    $670     $  925    $1,199    $1,978
(Acquiring Fund)                               Class B    $760     $1,212    $1,607    $2,664
                                               Class C    $324     $  903    $1,891    $4,393
                                               Class I    $ 77     $  240    $  417    $  930
PIF SMALLCAP GROWTH FUND.....................  Class A    $670     $  925    $1,199    $1,978
(Acquiring Fund)                               Class B    $760     $1,212    $1,607    $2,664
(Pro forma assuming Combination)               Class C    $324     $  903    $1,891    $4,393
                                               Class I    $ 77     $  242    $  421    $  941
If you do not sell your shares at the end of
  the period:
WM SMALL CAP GROWTH FUND.....................  Class B    $268     $  823    $1,405    $2,996
(Acquired Fund)                                Class C    $236     $  727    $1,245    $2,676
PIF SMALLCAP GROWTH FUND.....................  Class B    $260     $  812    $1,407    $2,664
(Acquiring Fund)                               Class C    $224     $  903    $1,891    $4,393
PIF SMALLCAP GROWTH FUND.....................  Class B    $260     $  812    $1,407    $2,664
(Acquiring Fund)                               Class C    $224     $  903    $1,891    $4,393
(Pro forma assuming Combination)


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:



         WM SMALL CAP GROWTH FUND                    PIF SMALLCAP GROWTH FUND
             (Acquired Fund)                             (Acquiring Fund)
     0.85% of the first $500 million;            0.75% of the first $500 million;
     0.75% of the next $2.5 billion;             0.73% of the next $500 million;
   0.70% of the excess over $3 billion         0.71% of the next $500 million; and
       of average daily net assets.           0.70% of the excess over $1.5 billion
                                                   of average daily net assets.


     Delaware and Oberweis are co-sub-advisors to and manage their respective portions of the assets of the Acquired Fund. Delaware, with offices at 2005 Market Street, Philadelphia, PA 19103, is a series of Delaware Management Business Trust which is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). The ultimate parent entity of both Delaware and DMH is Lincoln National Corporation. The offices of Oberweis are located at 3333 Warrensville Road, Suite 1500, Lisle, IL 60532. For their services to the Acquired Fund, each of Delaware and Oberweis receives a sub-advisory fee from the fund which is offset against fees otherwise payable by the fund to WMA.

     Principal Global is the sub-advisor to and manages the assets of the Acquiring Fund. Principal Global, with offices at 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC. For its services, Principal Global is paid a sub-advisory fee by PMC, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total returns of the Class A, Class B, Class C and Class I shares of the Acquired Fund and of the Class A, Class B, Class C and Class I shares of the Acquiring Fund. Additional performance information for the Acquiring Fund is included in, Appendix F to this Proxy Statement/Prospectus. Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G.

      AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                      PAST      PAST      PAST       SINCE
                                                     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                     ------   -------   --------   ---------


WM SMALL CAP GROWTH FUND (Acquired Fund)(1)
-- CLASS A (BEFORE TAXES)..........................   (7.66)%  (5.73)%    3.78%        N/A
   (AFTER TAXES ON DISTRIBUTIONS)(2)...............   (7.66)%  (6.05)%    2.10%        N/A
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES)..........................................   (4.98)%  (4.91)%    2.54%        N/A
-- CLASS B.........................................   (8.41)%  (6.18)%    3.63%        N/A
-- CLASS C(3)......................................   (4.14)%  (5.38)%    3.70%        N/A
-- CLASS I(4)......................................   (1.78)%  (4.09)%     N/A       (5.01)%
PIF SMALLCAP GROWTH FUND (Acquiring Fund)(1) (5)
-- CLASS A (BEFORE TAXES)(6).......................   (1.93)%   0.15%      N/A       (0.68)%
   (AFTER TAXES ON DISTRIBUTIONS)(2)...............   (3.02)%  (0.52)%     N/A       (1.34)%
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES)..........................................   (0.40)%  (0.12)%     N/A       (0.83)%
-- CLASS B(6)......................................   (2.40)%  (0.33)%     N/A       (0.82)%
-- CLASS C(6)......................................    1.88%    0.40%      N/A       (0.46)%
-- CLASS I(7)......................................    4.44%    1.88%      N/A        1.00%


--------

  (1) After-tax performance is shown for Class A shares of each fund only. The after-tax returns for the other share classes will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

  (4) Class I shares of the Acquired Fund commenced operations on July 25, 1996.

  (5) The Acquiring Fund commenced operations on December 6, 2000.

  (6) Class A, Class B and Class C shares of the Acquiring Fund will not begin operations until the Effective Time of the Reorganization. Returns are based on the historical performance of the Advisors Preferred shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class A, Class B and Class C shares, including sales charges. The adjustments result in lower performance than the historical performance of the Advisors Preferred shares of the Acquiring Fund.

  (7) The Class I Shares of the Acquiring Fund commenced operations on March 1, 2001. Returns for periods prior to that date are based on the historical performance of the Advisors Preferred shares of the Acquiring Fund adjusted to reflect the fees and expenses of the Class I shares. The adjustments result in performance that is no higher than the historical performance of the Advisors Preferred shares.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among other things, and in no order of priority, the following:

     - Although the Acquired Fund and the Acquiring Fund have some differences in investment objectives, strategies and risks, the Board of Trustees determined that the overall similarity of such investment objectives, strategies and risks was sufficient, in light of the benefits of the Combination, to conclude that the Combination would be in the best interests of the Acquired Fund's shareholders;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - The Acquiring Fund has a lower investment management fee rate than the Acquired Fund; and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006;

     - The Acquiring Fund has been operational for a shorter period than the Acquired Fund, but during the one and five-year periods ended December 31, 2005 has outperformed the Acquired Fund, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination; and

     - The Combination will result in a combined fund which will have a larger asset base and may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 18

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                    COMBINATION OF THE WM BALANCED PORTFOLIO
                       INTO THE PIF SAM BALANCED PORTFOLIO
                          (WM BALANCED PORTFOLIO ONLY)

                                    OVERVIEW

     Shareholders of the WM Balanced Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that portfolio into the PIF SAM Balanced Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                        WM BALANCED PORTFOLIO           PIF SAM BALANCED PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------           --------------------------


BUSINESS:         A separate series of WM SAM.       A separate series of PIF.
NET ASSETS AS OF  $4,727,556,000                     None*
4/30/2006:                                           * The portfolio is a New
                                                     Acquiring Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both portfolios are co-managed by:
MANAGERS:         - Randall L. Yoakam, CFA, Senior Vice President and Chief
                    Investment Strategist, WMA; joined WMA in 1999; and
                  - Michael D. Meighan, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 1999.
INVESTMENT        Both portfolios seek to provide as high a level of total return
OBJECTIVES:       (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
PRINCIPAL         Both portfolios operate as funds of funds and invest principally in
INVESTMENT        underlying equity and fixed-income funds.
STRATEGIES:
                  Both portfolios invest between at least 30% and no more than 70% of their net assets in underlying equity funds and at least 30% and no more than 70% of their net assets in underlying fixed-income funds.
                  Subject to the limits in the prior paragraph:
                  - (i) each of the portfolios may invest up to 40% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  Short Term Income Fund             Short-Term Income Fund
                  U.S. Government Securities Fund    Mortgage Securities Fund
                  Income Fund                        Income Fund
                  High Yield Fund                    High Yield Fund II
                  Money Market Fund                  Money Market Fund
                  and
                  - (ii) each of the portfolios may invest up to 30% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  REIT Fund                          Real Estate Securities Fund
                  Equity Income Fund                 Equity Income Fund I
                  Growth & Income Fund               Disciplined LargeCap Blend Fund

                        WM BALANCED PORTFOLIO           PIF SAM BALANCED PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                        ---------------------           --------------------------

                  West Coast Equity Fund             West Coast Equity Fund
                  Mid Cap Stock Fund                 MidCap Stock Fund
                  Growth Fund                        Growth Fund
                  Small Cap Value Fund               SmallCap Value Fund
                  Small Cap Growth Fund              SmallCap Growth Fund
                  International Growth Fund          Diversified International Fund
                  The percentages above reflect the extent to which the portfolios will normally invest in the particular market segment represented by each underlying portfolio, and the varying degrees of potential investment risk and reward represented by the portfolios'
                  investments in those market segments and their corresponding risks.
                  However, the portfolios may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each portfolio will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.
                  Both portfolios may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper
                  (including master notes), bank obligations and repurchase
                  agreements.
HEDGING AND       Both portfolios are authorized to use derivative instruments
STRATEGIC         (financial arrangements the value of which is based on, or derived
TRANSACTIONS:     from, a traditional security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the portfolios is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the portfolio. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the portfolios, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both portfolios may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either portfolio may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective funds, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring

Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:




- Equity Securities Risk          - Foreign Securities Risk         - Exchange Rate Risk
- Fixed-Income Securities
  Risk                            - Real Estate Securities Risk     - Derivatives Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                       WM BALANCED PORTFOLIO(1)                 PIF SAM BALANCED PORTFOLIO
                                           (ACQUIRED FUND)                           (ACQUIRING FUND)
                                  ---------------------------------         ---------------------------------
                                  CLASS A      CLASS B      CLASS C         CLASS A      CLASS B      CLASS C
                                  -------      -------      -------         -------      -------      -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES (AS A
  % OF OFFERING PRICE)......        5.50%        None         None            5.50%(2)     None         None
MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) (AS A
  % OF DOLLARS SUBJECT TO
  CHARGE)(3)................        1.00%(4)     5.00%(5)     1.00%(6)        1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/ EXCHANGED)......        None         None         None            1.00%(7)     1.00%(7)     1.00%(7)


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                           TOTAL FUND      FEE WAIVER
                                           MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                              FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(4)   EXPENSES
                                           ----------   -----   --------   ----------   ----------------   --------


(A) WM BALANCED PORTFOLIO......  Class A      0.33%      0.25%    0.10%       0.68%             --           0.68%
(Acquired Fund)(1)(2)            Class B      0.33%      1.00%    0.13%       1.46%             --           1.46%
                                 Class C      0.33%      1.00%    0.11%       1.44%             --           1.44%
(B) PIF SAM BALANCED
  PORTFOLIO....................  Class A      0.33%      0.25%    0.09%       0.67%           0.01%          0.66%
(Acquiring Fund)                 Class B      0.33%      1.00%    0.11%       1.44%           0.01%          1.43%
(Estimated pro forma)(2)(3)(4)   Class C      0.33%      1.00%    0.09%       1.42%             --           1.42%


--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fees were reduced effective November 1, 2005.

  (2) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly.

  (3) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.66%; Class
      B -- 1.43%; and Class C -- 1.42%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds. See "Estimated Aggregate Fund Expenses" below.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM BALANCED PORTFOLIO........................  Class A    $616      $756      $908     $1,350
(Acquired Fund)                                Class B    $649      $862      $997     $1,751
                                               Class C    $247      $456      $787     $1,728
PIF SAM BALANCED PORTFOLIO...................  Class A    $614      $750      $901     $1,337
(Acquiring Fund) (Estimated pro forma)         Class B    $646      $858      $985     $1,513
                                               Class C    $245      $449      $776     $1,702

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------

If you do not sell your shares at the end of
  the period:
WM BALANCED PORTFOLIO........................  Class B    $149      $462      $797     $1,751
(Acquired Fund)                                Class C    $147      $456      $787     $1,728
PIF SAM BALANCED PORTFOLIO...................  Class B    $146      $453      $785     $1,513
(Acquiring Fund) (Estimated pro forma)         Class C    $145      $449      $776     $1,702


ESTIMATED AGGREGATE FUND EXPENSES

     Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of the Class I shares of the underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the Class I shares of the underlying funds for the fiscal year ended October 31, 2005, and, for the Acquiring Fund, the expenses or estimated pro forma expenses of the Class I shares of the underlying funds for the fiscal year ending October 31, 2005. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at October 31, 2005.

                   AGGREGATE FUND AND UNDERLYING FUND EXPENSES


             WM BALANCED PORTFOLIO                          PIF SAM BALANCED PORTFOLIO
                (Acquired Fund)                                  (Acquiring Fund)
CLASS                       AGGREGATE EXPENSES              CLASS             AGGREGATE EXPENSES
-----                       ------------------              -----             ------------------


Class A...................         1.35%         Class A...................          1.24%
Class B...................         2.13%         Class B...................          2.01%
Class C...................         2.11%         Class C...................          2.00%


     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM BALANCED PORTFOLIO........................  Class A    $680     $  954    $1,249    $2,085
(Acquired Fund)                                Class B    $716     $1,067    $1,344    $2,178
                                               Class C    $314     $  661    $1,134    $2,441
PIF SAM BALANCED PORTFOLIO...................  Class A    $669     $  923    $1,197    $1,976
(Acquiring Fund) (Estimated pro forma)         Class B    $704     $1,031    $1,286    $2,148
                                               Class C    $303     $  627    $1,078    $2,327
If you do not sell your shares at the end of
  the period:
WM BALANCED PORTFOLIO........................  Class B    $216     $  667    $1,144    $2,178
(Acquired Fund)                                Class C    $214     $  661    $1,134    $2,441
PIF SAM BALANCED PORTFOLIO...................  Class B    $204     $  631    $1,086    $2,148
(Acquiring Fund) (Estimated pro forma)         Class C    $203     $  627    $1,078    $2,327

     As of October 31, 2005, the Acquired Fund's assets were allocated among the underlying WM Funds as follows:



REIT Fund..........................   3.4%      Small Cap Growth Fund..............    1.9%
Equity Income Fund.................  11.2%      International Growth Fund..........    6.5%
Growth & Income Fund...............  15.4%      Short Term Income Fund.............    1.0%
West Coast Equity Fund.............   4.9%      U.S. Government Securities Fund....   20.0%
Mid Cap Stock Fund.................   5.9%      Income Fund........................   10.3%
Growth Fund........................  12.4%      High Yield Fund....................    4.6%
Small Cap Value Fund...............   2.5%


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


          WM BALANCED PORTFOLIO                    PIF SAM BALANCED PORTFOLIO
             (Acquired Fund)                            (Acquiring Fund)
          ---------------------                    --------------------------


     0.55% of the first $500 million;           0.55% of the first $500 million;
     0.50% of the next $500 million;            0.50% of the next $500 million;
      0.45% of the next $1 billion;              0.45% of the next $1 billion;
      0.40% of the next $1 billion;              0.40% of the next $1 billion;
      0.35% of the next $1 billion;              0.35% of the next $1 billion;
    0.30% of the next $1 billion; and          0.30% of the next $1 billion; and
   0.25% of the excess over $5 billion        0.25% of the excess over $5 billion
       of average daily net assets.               of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                       PAST      PAST      SINCE
                                                      1 YEAR   5 YEARS   INCEPTION
                                                      ------   -------   ---------


WM BALANCED PORTFOLIO (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES)...........................   (0.59)%   3.50%      8.06%
   (AFTER TAXES ON DISTRIBUTIONS)(2)................   (1.08)%   2.66%      6.32%
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)........................................   (0.21)%   2.52%      5.98%
-- CLASS B..........................................   (0.59)%   3.54%      8.01%
-- CLASS C(4).......................................    3.42%    3.89%      6.22%

--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate but is expected to have lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 19

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
              COMBINATION OF THE WM CONSERVATIVE BALANCED PORTFOLIO
                INTO THE PIF SAM CONSERVATIVE BALANCED PORTFOLIO
                    (WM CONSERVATIVE BALANCED PORTFOLIO ONLY)

                                    OVERVIEW

     Shareholders of the WM Conservative Balanced Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that fund into the PIF SAM Conservative Balanced Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                      WM CONSERVATIVE BALANCED         PIF SAM CONSERVATIVE BALANCED
                              PORTFOLIO                          PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      ------------------------         -----------------------------


BUSINESS:         A separate series of WM SAM.       A separate series of PIF.
NET ASSETS AS OF  $658,341,000                       None*
4/30/2006:                                           * The portfolio is a New
                                                     Acquiring Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both fund portfolios are co-managed by:
MANAGERS:         - Randall L. Yoakam, CFA, Senior Vice President and Chief
                    Investment Strategist, WMA; joined WMA in 1999; and
                  - Michael D. Meighan, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 1999.
INVESTMENT        Both funds seek to provide as high a level of total return
OBJECTIVES:       (consisting of reinvested income and capital appreciation) as is consistent with a moderate degree of principal risk.
PRINCIPAL         Both funds operate as funds of funds and invest principally in
INVESTMENT        underlying equity and fixed-income funds (including the underlying
STRATEGIES:       Money Market Fund).
                  Both funds invest between 40% and 80% of their net assets in a combination of underlying fixed-income funds (including the underlying Money Market Fund) and between 20% and 60% of their net assets in underlying equity funds.
                  Subject to the limits in the prior paragraph:
                  - (i) each of the portfolios may invest up to 40% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  Short Term Income Fund             Short-Term Income Fund
                  U.S. Government Securities Fund    Mortgage Securities Fund
                  Income Fund                        Income Fund
                  High Yield Fund                    High Yield Fund II
                  Money Market Fund                  Money Market Fund
                  and
                  - (ii) each of the portfolios may invest up to 30% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  REIT Fund                          Real Estate Securities Fund
                  Equity Income Fund                 Equity Income Fund I

                      WM CONSERVATIVE BALANCED         PIF SAM CONSERVATIVE BALANCED
                              PORTFOLIO                          PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                      ------------------------         -----------------------------

                  Growth & Income Fund               Disciplined LargeCap Blend Fund
                  West Coast Equity Fund             West Coast Equity Fund
                  Mid Cap Stock Fund                 MidCap Stock Fund
                  Growth Fund                        Growth Fund
                  Small Cap Value Fund               SmallCap Value Fund
                  Small Cap Growth Fund              SmallCap Growth Fund
                  International Growth Fund          Diversified International Fund
                  The percentages above reflect the extent to which the funds will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the funds' investments in those market segments and their corresponding risks. However, the funds may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each fund will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.
                  Both funds may also invest in U.S. Government securities, fixed-
                  income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.
HEDGING AND       Both funds are authorized to use derivative instruments (financial
STRATEGIC         arrangements the value of which is based on, or derived from, a
TRANSACTIONS:     traditional security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the funds is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the funds, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both funds may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either fund may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective portfolios, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk           - Foreign Securities Risk          - Exchange Rate Risk
- Fixed-Income Securities          - Real Estate Securities Risk      - Derivatives Risk
  Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                     WM CONSERVATIVE BALANCED                 PIF SAM CONSERVATIVE BALANCED
                                           PORTFOLIO(1)                                 PORTFOLIO
                                         (ACQUIRED FUND)                             (ACQUIRING FUND)
                               -----------------------------------         -----------------------------------
                               CLASS A       CLASS B       CLASS C         CLASS A       CLASS B       CLASS C
                               -------       -------       -------         -------       -------       -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A % OF
  OFFERING PRICE).......         5.50%         None          None            5.50%(2)      None          None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF
  DOLLARS SUBJECT TO
  CHARGE)(3)............         1.00%(4)      5.00%(5)      1.00%(6)        1.00%(4)      5.00%(5)      1.00%(6)
REDEMPTION OR EXCHANGE
  FEE (AS A % OF AMOUNT
  REDEEMED/ EXCHANGED)..         None          None          None            1.00%(7)      1.00%(7)      1.00%(7)


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                         TOTAL FUND      FEE WAIVER
                                         MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                            FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(4)   EXPENSES
                                         ----------   -----   --------   ----------   ----------------   --------


(A) WM CONSERVATIVE BALANCED
  PORTFOLIO.................   Class A      0.33%      0.25%    0.11%       0.69%             --           0.69%
(Acquired Fund)(1)(2)          Class B      0.33%      1.00%    0.14%       1.47%             --           1.47%
                               Class C      0.33%      1.00%    0.12%       1.45%             --           1.45%
(B) PIF SAM CONSERVATIVE
  BALANCED PORTFOLIO........   Class A      0.33%      0.25%    0.11%       0.69%           0.01%          0.68%
(Acquiring Fund)               Class B      0.33%      1.00%    0.14%       1.47%           0.02%          1.45%
(Estimated pro
  forma)(2)(3)(4)              Class C      0.33%      1.00%    0.11%       1.44%           0.01%          1.43%


--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fees were reduced effective November 1, 2005.

  (2) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly.

  (3) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of theAcquired Fund: Class A -- 0.68%; Class
      B -- 1.45%; and Class C -- 1.43%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds. See "Estimated Aggregate Fund Expenses" below.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CONSERVATIVE BALANCED PORTFOLIO...........  Class A    $617      $759     $  913    $1,361
(Acquired Fund)                                Class B    $650      $865     $1,003    $1,762
                                               Class C    $248      $459     $  792    $1,735
PIF SAM CONSERVATIVE BALANCED PORTFOLIO......  Class A    $616      $756     $  911    $1,359
(Acquiring Fund) (Estimated pro forma)         Class B    $648      $860     $  998    $1,542
                                               Class C    $246      $453     $  785    $1,722
If you do not sell your shares at the end of
  the period:
WM CONSERVATIVE BALANCED PORTFOLIO...........  Class B    $150      $465     $  803    $1,762
(Acquired Fund)                                Class C    $148      $459     $  792    $1,735
PIF SAM CONSERVATIVE BALANCED PORTFOLIO......  Class B    $148      $460     $  798    $1,542
(Acquiring Fund) (Estimated pro forma)         Class C    $146      $453     $  785    $1,722


ESTIMATED AGGREGATE FUND EXPENSES

     Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of the Class I shares of the underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the Class I shares of the underlying funds for the fiscal year ended October 31, 2005, and, for the Acquiring Fund, the expenses or estimated pro forma expenses of the Class I shares of the underlying funds for the fiscal year ending October 31, 2005. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at October 31, 2005.

                   AGGREGATE FUND AND UNDERLYING FUND EXPENSES


        WM CONSERVATIVE BALANCED PORTFOLIO                PIF SAM CONSERVATIVE BALANCED PORTFOLIO
                 (Acquired Fund)                                     (Acquiring Fund)
CLASS                          AGGREGATE EXPENSES               CLASS               AGGREGATE EXPENSES
-----                          ------------------               -----               ------------------


Class A......................         1.30%         Class A............                    1.24%
Class B......................         2.08%         Class B............                    2.01%
Class C......................         2.06%         Class C............                    1.99%


     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CONSERVATIVE BALANCED PORTFOLIO...........  Class A    $675     $  939    $1,224    $2,032
(Acquired Fund)                                Class B    $711     $1,052    $1,319    $2,156
                                               Class C    $309     $  646    $1,108    $2,390
PIF SAM CONSERVATIVE BALANCED PORTFOLIO......  Class A    $669     $  923    $1,197    $1,976
(Acquiring Fund) (Estimated pro forma)         Class B    $704     $1,032    $1,289    $2,154
                                               Class C    $302     $  625    $1,076    $2,325

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------

If you do not sell your shares at the end of
  the period:
WM CONSERVATIVE BALANCED PORTFOLIO...........  Class B    $211     $  652    $1,119    $2,156
(Acquired Fund)                                Class C    $209     $  646    $1,108    $2,390
PIF SAM CONSERVATIVE BALANCED PORTFOLIO......  Class B    $204     $  632    $1,089    $2,154
(Acquiring Fund) (Estimated pro forma)         Class C    $202     $  625    $1,076    $2,325


     As of October 31, 2005, the Acquired Fund's assets were allocated among the underlying WM Funds as follows:



REIT Fund..........................   2.0%      Small Cap Growth Fund..............    1.0%
Equity Income Fund.................   7.7%      International Growth Fund..........    4.5%
Growth & Income Fund...............  11.2%      Short Term Income Fund.............    5.7%
West Coast Equity Fund.............   2.8%      U.S. Government Securities Fund....   29.8%
Mid Cap Stock Fund.................   3.6%      Income Fund........................   17.7%
Growth Fund........................   7.3%      High Yield Fund....................    5.2%
Small Cap Value Fund...............   1.5%


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the funds' average daily net assets pursuant to the following fee schedules:


 PIF SAM CONSERVATIVE BALANCED PORTFOLIO       WM CONSERVATIVE BALANCED PORTFOLIO
             (Acquiring Fund)                           (Acquired Fund)


     0.55% of the first $500 million;           0.55% of the first $500 million;
     0.50% of the next $500 million;            0.50% of the next $500 million;
      0.45% of the next $1 billion;              0.45% of the next $1 billion;
      0.40% of the next $1 billion;              0.40% of the next $1 billion;
      0.35% of the next $1 billion;              0.35% of the next $1 billion;
    0.30% of the next $1 billion; and          0.30% of the next $1 billion; and
   0.25% of the excess over $5 billion        0.25% of the excess over $5 billion
       of average daily net assets.               of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                       PAST      PAST      SINCE
                                                      1 YEAR   5 YEARS   INCEPTION
                                                      ------   -------   ---------


WM CONSERVATIVE BALANCED PORTFOLIO (Acquired
  Fund)(1) (3)
-- CLASS A (BEFORE TAXES)...........................   (1.88)%   3.91%      4.62%
  (AFTER TAXES ON DISTRIBUTIONS)(2).................   (2.69)%   2.81%      2.88%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)........................................   (1.09)%   2.68%      2.85%
-- CLASS B..........................................   (1.99)%   3.96%      4.57%
-- CLASS C(4).......................................    2.09%    4.37%      5.53%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate but is expected to have lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 20

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
               COMBINATION OF THE WM CONSERVATIVE GROWTH PORTFOLIO
                 INTO THE PIF SAM CONSERVATIVE GROWTH PORTFOLIO
                     (WM CONSERVATIVE GROWTH PORTFOLIO ONLY)

                                    OVERVIEW

     Shareholders of the WM Conservative Growth Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that portfolio into the PIF SAM Conservative Growth Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                                        PIF SAM CONSERVATIVE GROWTH
                  WM CONSERVATIVE GROWTH PORTFOLIO               PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                  --------------------------------      ---------------------------


BUSINESS:         A separate series of WM SAM.       A separate series of PIF.
NET ASSETS AS OF  $3,838,192,000                     None*
4/30/2006:                                           * The portfolio is a New
                                                     Acquiring Fund.
INVESTMENT        WMA                                PMC
  ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both portfolios are co-managed by:
  MANAGERS:       - Randall L. Yoakam, CFA, Senior Vice President and Chief
                    Investment Strategist, WMA; joined WMA in 1999; and
                  - Michael D. Meighan, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 1999.
INVESTMENT        Both portfolios seek to provide long-term capital appreciation
  OBJECTIVES:
PRINCIPAL         Both portfolios operate as funds of funds and invest principally in
INVESTMENT        underlying equity and fixed-income funds (including the underlying
STRATEGIES:       Money Market Fund).
                  The portfolios generally invest at least 60% of their net assets in underlying equity funds.
                  Each of the portfolios may invest up to 30% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  Short Term Income Fund             Short-Term Income Fund
                  U.S. Government Securities Fund    Mortgage Securities Fund
                  Income Fund                        Income Fund
                  High Yield Fund                    High Yield Fund II
                  Money Market Fund                  Money Market Fund
                  and, subject to the limits in the prior paragraph,
                  each of the portfolios may invest up to 40% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  REIT Fund                          Real Estate Securities Fund
                  Equity Income Fund                 Equity Income Fund I
                  Growth & Income Fund               Disciplined LargeCap Blend Fund
                  West Coast Equity Fund             West Coast Equity Fund
                  Mid Cap Stock Fund                 MidCap Stock Fund
                  Growth Fund                        Growth Fund

                                                        PIF SAM CONSERVATIVE GROWTH
                  WM CONSERVATIVE GROWTH PORTFOLIO               PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                  --------------------------------      ---------------------------

                  Small Cap Value Fund               SmallCap Value Fund
                  Small Cap Growth Fund              SmallCap Growth Fund Diversified
                  International Growth Fund          International Fund.
                  The percentages above reflect the extent to which the portfolios will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the portfolios'
                  investments in those market segments and their corresponding risks.
                  However, the portfolios may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each portfolio will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.
                  Both portfolios may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper
                  (including master notes), bank obligations and repurchase
                  agreements.
HEDGING AND       Both portfolios are authorized to use derivative instruments
STRATEGIC         (financial arrangements the value of which is based on, or derived
TRANSACTIONS:     from, a traditional security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the portfolios is subject to "fundamental" investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the portfolio. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the portfolios, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both portfolios may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either portfolio may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective portfolios, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk        - Foreign Securities Risk        - Exchange Rate Risk
- Fixed-Income Securities Risk  - Real Estate Securities Risk    - Derivatives Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                      WM CONSERVATIVE GROWTH                  PIF SAM CONSERVATIVE GROWTH
                                           PORTFOLIO(1)                                PORTFOLIO
                                         (ACQUIRED FUND)                            (ACQUIRING FUND)
                                ---------------------------------          ---------------------------------
                                CLASS A      CLASS B      CLASS C          CLASS A      CLASS B      CLASS C
                                -------      -------      -------          -------      -------      -------


MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON PURCHASES
  (AS A % OF OFFERING PRICE)..    5.50%        None         None             5.50%(2)     None         None
MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE
  (CDSC) (AS A % OF DOLLARS
  SUBJECT TO CHARGE)(3).......    1.00%(4)     5.00%(5)     1.00%(6)         1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT
  REDEEMED/EXCHANGED).........    None         None         None             1.00%(7)     1.00%(7)     1.00%(7)



--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                    TOTAL FUND      FEE WAIVER
                                    MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                       FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(4)   EXPENSES
                                    ----------   -----   --------   ----------   ----------------   --------


(A) WM CONSERVATIVE
  GROWTH PORTFOLIO ......  Class A     0.33%      0.25%    0.12%       0.70%             --           0.70%
(Acquired Fund)(1)(2)      Class B     0.33%      1.00%    0.15%       1.48%             --           1.48%
                           Class C     0.33%      1.00%    0.13%       1.46%             --           1.46%
(B) PIF SAM CONSERVATIVE
  GROWTH PORTFOLIO ......  Class A     0.33%      0.25%    0.10%       0.68%             --           0.68%
(Acquiring Fund)           Class B     0.33%      1.00%    0.13%       1.46%           0.01%          1.45%
(Estimated pro
  forma)(2)(3)(4)          Class C     0.33%      1.00%    0.11%       1.44%             --           1.44%


--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fees were reduced effective November 1, 2005.

  (2) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly.

  (3) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.68%; Class
      B -- 1.45%; and Class C -- 1.44%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that portfolio expenses continue at the rates shown in the table above, that you invest $10,000 in the particular portfolio for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds. See "Estimated Aggregate Fund Expenses" below.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CONSERVATIVE GROWTH PORTFOLIO.............  Class A    $618      $762     $  918    $1,373
(Acquired Fund)                                Class B    $651      $868     $1,008    $1,768
                                               Class C    $249      $462     $  797    $1,751
PIF SAM CONSERVATIVE GROWTH PORTFOLIO........  Class A    $616      $756     $  908    $1,350
(Acquiring Fund) (Estimated pro forma)         Class B    $648      $860     $  995    $1,532
                                               Class C    $247      $456     $  787    $1,724

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------

If you do not sell your shares at the end of
  the period:
WM CONSERVATIVE GROWTH PORTFOLIO.............  Class B    $151      $468     $  808    $1,768
(Acquired Fund)                                Class C    $149      $462     $  797    $1,751
PIF SAM CONSERVATIVE GROWTH PORTFOLIO........  Class B    $148      $460     $  795    $1,532
(Acquiring Fund) (Estimated pro forma)         Class C    $147      $456     $  787    $1,724


ESTIMATED AGGREGATE FUND EXPENSES

     Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of the Class I shares of the underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the Class I shares of the underlying funds for the fiscal year ended October 31, 2005, and, for the Acquiring Fund, the expenses or estimated pro forma expenses of the Class I shares of the underlying funds for the fiscal year ending October 31, 2005. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at October 31, 2005.

                   AGGREGATE FUND AND UNDERLYING FUND EXPENSES


         WM CONSERVATIVE GROWTH PORTFOLIO                  PIF SAM CONSERVATIVE GROWTH PORTFOLIO
                 (Acquired Fund)                                     (Acquiring Fund)
CLASS                          AGGREGATE EXPENSES               CLASS               AGGREGATE EXPENSES
-----                          ------------------               -----               ------------------


Class A......................         1.39%         Class A......................          1.28%
Class B......................         2.17%         Class B......................          2.05%
Class C......................         2.15%         Class C......................          2.04%


     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM CONSERVATIVE GROWTH PORTFOLIO.............  Class A    $684     $  966    $1,269    $2,127
(Acquired Fund)                                Class B    $720     $1,079    $1,364    $2,217
                                               Class C    $318     $  673    $1,154    $2,483
PIF SAM CONSERVATIVE GROWTH PORTFOLIO........  Class A    $673     $  934    $1,214    $2,010
(Acquiring Fund) (Estimated pro forma)         Class B    $708     $1,044    $1,306    $2,188
                                               Class C    $307     $  640    $1,098    $2,369
If you do not sell your shares at the end of
  the period:
WM CONSERVATIVE GROWTH PORTFOLIO.............  Class B    $220     $  679    $1,164    $2,217
(Acquired Fund)                                Class C    $218     $  673    $1,154    $2,483
PIF SAM CONSERVATIVE GROWTH PORTFOLIO........  Class B    $208     $  644    $1,106    $2,188
(Acquiring Fund) (Estimated pro forma)         Class C    $207     $  640    $1,098    $2,369

     As of October 31, 2005, the Acquired Fund's assets were allocated among the underlying WM Funds as follows:



REIT Fund...........................   4.2%      Small Cap Growth Fund...............   2.6%
Equity Income Fund..................  13.3%      International Growth Fund...........   8.6%
Growth & Income Fund................  20.4%      Short Term Income Fund..............   0.0%
West Coast Equity Fund..............   6.7%      U.S. Government Securities Fund.....   9.0%
Mid Cap Stock Fund..................   7.8%      Income Fund.........................   3.8%
Growth Fund.........................  16.4%      High Yield Fund.....................   3.7%
Small Cap Value Fund................   3.5%


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the portfolios' average daily net assets pursuant to the following fee schedules:


     WM CONSERVATIVE GROWTH PORTFOLIO        PIF SAM CONSERVATIVE GROWTH PORTFOLIO
             (Acquired Fund)                            (Acquiring Fund)


     0.55% of the first $500 million;           0.55% of the first $500 million;
     0.50% of the next $500 million;            0.50% of the next $500 million;
      0.45% of the next $1 billion;              0.45% of the next $1 billion;
      0.40% of the next $1 billion;              0.40% of the next $1 billion;
      0.35% of the next $1 billion;              0.35% of the next $1 billion;
    0.30% of the next $1 billion; and          0.30% of the next $1 billion; and
   0.25% of the excess over $5 billion        0.25% of the excess over $5 billion
       of average daily net assets.               of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                             PAST      PAST      SINCE
                                                            1 YEAR   5 YEARS   INCEPTION
                                                            ------   -------   ---------


WM CONSERVATIVE GROWTH PORTFOLIO (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES).................................   0.37%     2.69%      8.46%
  (AFTER TAXES ON DISTRIBUTIONS)(2).......................   0.24%     2.17%      7.02%
  (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).......   0.42%     2.04%      6.55%
-- CLASS B................................................   0.39%     2.70%      8.38%
-- CLASS C(4).............................................   4.44%     3.06%      6.66%

--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate but is expected to have lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 21

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                 COMBINATION OF THE WM FLEXIBLE INCOME PORTFOLIO
                   INTO THE PIF SAM FLEXIBLE INCOME PORTFOLIO
                       (WM FLEXIBLE INCOME PORTFOLIO ONLY)

                                    OVERVIEW

     Shareholders of the WM Flexible Income Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that portfolio into the PIF Flexible Income Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                                          PIF SAM FLEXIBLE INCOME
                    WM FLEXIBLE INCOME PORTFOLIO                 PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    ----------------------------          -----------------------


BUSINESS:         A separate series of WM SAM.       A separate series of PIF.
NET ASSETS AS OF  $942,565,000                       None*
4/30/2006:                                           * The portfolio is a New
                                                     Acquiring Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both portfolios are co-managed by:
MANAGERS:         - Randall L. Yoakam, CFA, Senior Vice President and Chief
                    Investment Strategist, WMA; joined WMA in 1999; and
                  - Michael D. Meighan, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 1999.
INVESTMENT        Both portfolios seek to provide a high level of total return
OBJECTIVES:       (consisting of reinvestment of income with some capital
                  appreciation).
PRINCIPAL         Both portfolios operate as funds of funds and invest principally in
INVESTMENT        underlying equity and fixed-income funds (including the underlying
STRATEGIES:       Money Market Fund).
                  The portfolios generally invest no more than 30% of their net assets in underlying equity funds.
                  Each of the portfolios may invest up to 40% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  Short Term Income Fund             Short-Term Income Fund
                  U.S. Government Securities Fund    Mortgage Securities Fund
                  Income Fund                        Income Fund
                  High Yield Fund                    High Yield Fund II
                  Money Market Fund                  Money Market Fund
                  and, subject to the limits in the prior paragraph,
                  each of the portfolios may invest up to 30% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  REIT Fund                          Real Estate Securities Fund
                  Equity Income Fund                 Equity Income Fund I
                  Growth & Income Fund               Disciplined LargeCap Blend Fund
                  West Coast Equity Fund             West Coast Equity Fund
                  Mid Cap Stock Fund                 MidCap Stock Fund
                  Growth Fund                        Growth Fund

                                                          PIF SAM FLEXIBLE INCOME
                    WM FLEXIBLE INCOME PORTFOLIO                 PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    ----------------------------          -----------------------

                  Small Cap Value Fund               SmallCap Value Fund
                  Small Cap Growth Fund              SmallCap Growth Fund
                  The percentages above reflect the extent to which the portfolios will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the portfolios'
                  investments in those market segments and their corresponding risks.
                  However, the portfolios may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each portfolio will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.
                  Both portfolios may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper
                  (including master notes), bank obligations and repurchase
                  agreements.
HEDGING AND       Both portfolios are authorized to use derivative instruments
STRATEGIC         (financial arrangements the value of which is based on, or derived
TRANSACTIONS:     from, a traditional security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the portfolios is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the portfolio. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the portfolios, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both portfolios may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either portfolio may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective portfolios, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk        - Foreign Securities Risk        - Exchange Rate Risk
- Fixed-Income Securities Risk  - Real Estate Securities Risk    - Derivatives Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     Certain risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                    WM FLEXIBLE INCOME PORTFOLIO(1)       PIF SAM FLEXIBLE INCOME PORTFOLIO
                                            (ACQUIRED FUND)                        (ACQUIRING FUND)
                                   ---------------------------------      ---------------------------------
                                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                   -------      -------      -------      -------      -------      -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES (AS A % OF
  OFFERING PRICE)................    4.50%        None         None         4.50%(2)     None         None
MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) (AS A % OF
  DOLLARS SUBJECT TO CHARGE)(3)..    1.00%(4)     5.00%(5)     1.00%(6)     1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE (AS A
  % OF AMOUNT
  REDEEMED/EXCHANGED)............    None         None         None         1.00%(7)     1.00%(7)     1.00%(7)


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B, Class C and Class I shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B, Class C and Class I shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                                           FEE WAIVER
                                   MANAGEMENT   12B-1     OTHER        TOTAL FUND        AND/OR EXPENSE       NET
                                      FEES       FEES   EXPENSES   OPERATING EXPENSES   REIMBURSEMENT(4)   EXPENSES
                                   ----------   -----   --------   ------------------   ----------------   --------


(A) WM FLEXIBLE INCOME
  PORTFOLIO............  Class A      0.33%     0.25%     0.11%           0.69%                 --           0.69%
(Acquired Fund)(1)(2)    Class B      0.33%     1.00%     0.13%           1.46%                 --           1.46%
                         Class C      0.33%     1.00%     0.12%           1.45%                 --           1.45%
(B) PIF SAM FLEXIBLE
  INCOME PORTFOLIO.....  Class A      0.33%     0.25%     0.10%           0.68%               0.01%          0.67%
(Acquiring Fund)         Class B      0.33%     1.00%     0.12%           1.45%               0.01%          1.44%
(Estimated pro
  forma)(2)(3)(4)        Class C      0.33%     1.00%     0.12%           1.45%               0.02%          1.43%


--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fees were reduced effective November 1, 2005.

  (2) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly.

  (3) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.67%; Class
      B -- 1.44%; and Class C -- 1.43%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that portfolio expenses continue at the rates shown in the table above, that you invest $10,000 in the particular portfolio for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds. See "Estimated Aggregate Fund Expenses" below.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM FLEXIBLE INCOME PORTFOLIO.................  Class A    $517      $661      $817     $1,270
(Acquired Fund)                                Class B    $649      $862      $997     $1,751
                                               Class C    $248      $459      $792     $1,735
PIF SAM FLEXIBLE INCOME PORTFOLIO............  Class A    $515      $656      $810     $1,256
(Acquiring Fund) (Estimated pro forma)         Class B    $647      $856      $990     $1,524
                                               Class C    $246      $454      $788     $1,731


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------

If you do not sell your shares at the end of
  the period:
WM FLEXIBLE INCOME PORTFOLIO.................  Class B    $149      $462      $797     $1,751
(Acquired Fund)                                Class C    $148      $459      $792     $1,735
PIF SAM FLEXIBLE INCOME PORTFOLIO............  Class B    $147      $456      $790     $1,524
(Acquiring Fund) (Estimated pro forma)         Class C    $146      $454      $788     $1,731


ESTIMATED AGGREGATE FUND EXPENSES

     Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of the Class I shares of the underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the Class I shares of the underlying funds for the fiscal year ended October 31, 2005, and, for the Acquiring Fund, the expenses or estimated pro forma expenses of the Class I shares of the underlying funds for the fiscal year ending October 31, 2005. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at October 31, 2005.

                   AGGREGATE FUND AND UNDERLYING FUND EXPENSES


         WM FLEXIBLE INCOME PORTFOLIO                   PIF SAM FLEXIBLE INCOME PORTFOLIO
                (Acquired Fund)                                 (Acquiring Fund)
                                     AGGREGATE                                        AGGREGATE
CLASS                                 EXPENSES   CLASS                                 EXPENSES
-----                                ---------   -----                                ---------


Class A...........................     1.26%     Class A...........................     1.20%
Class B...........................     2.03%     Class B...........................     1.97%
Class C...........................     2.02%     Class C...........................     1.96%


     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM FLEXIBLE INCOME PORTFOLIO.................  Class A    $573     $  832    $1,110    $1,904
(Acquired Fund)                                Class B    $706     $1,037    $1,293    $2,103
                                               Class C    $305     $  634    $1,088    $2,348
PIF SAM FLEXIBLE INCOME PORTFOLIO............  Class A    $567     $  815    $1,083    $1,848
(Acquiring Fund) (Estimated pro forma)         Class B    $700     $1,019    $1,265    $2,105
                                               Class C    $299     $  617    $1,063    $2,303
If you do not sell your shares at the end of
  the period:
WM FLEXIBLE INCOME PORTFOLIO.................  Class B    $206     $  637    $1,093    $2,103
(Acquired Fund)                                Class C    $205     $  634    $1,088    $2,348
PIF SAM FLEXIBLE INCOME PORTFOLIO............  Class B    $200     $  619    $1,065    $2,105
(Acquiring Fund) (Estimated pro forma)         Class C    $199     $  617    $1,063    $2,303

     As of October 31, 2005, the Acquired Fund's assets were allocated among the underlying WM Funds as follows:



REIT Fund...........................  1.1%   Small Cap Growth Fund...............    1.0%
Equity Income Fund..................  4.1%   International Growth Fund...........    0.0%
Growth & Income Fund................  7.8%   Short Term Income Fund..............   12.1%
West Coast Equity Fund..............  1.1%   U.S. Government Securities Fund.....   34.1%
Mid Cap Stock Fund..................  3.0%   Income Fund.........................   23.1%
Growth Fund.........................  5.0%   High Yield Fund.....................    6.5%
Small Cap Value Fund................  1.1%


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the portfolios' average daily net assets pursuant to the following fee schedules:



       WM FLEXIBLE INCOME PORTFOLIO             PIF SAM FLEXIBLE INCOME PORTFOLIO
             (Acquired Fund)                             (Acquiring Fund)
                                                 0.55% of the first $500 million;
     0.55% of the first $500 million;
     0.50% of the next $500 million;             0.50% of the next $500 million;
      0.45% of the next $1 billion;               0.45% of the next $1 billion;
      0.40% of the next $1 billion;               0.40% of the next $1 billion;
      0.35% of the next $1 billion;               0.35% of the next $1 billion;
    0.30% of the next $1 billion; and           0.30% of the next $1 billion; and
   0.25% of the excess over $5 billion         0.25% of the excess over $5 billion
       of average daily net assets.                of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                            PAST        PAST      SINCE
                                                           1 YEAR     5 YEARS   INCEPTION
                                                           ------     -------   ---------


WM FLEXIBLE INCOME PORTFOLIO (Acquired Fund)(1) (3)
-- CLASS A (BEFORE TAXES)................................   (1.99)%    4.13%      6.43%
   (AFTER TAXES ON DISTRIBUTIONS)(2).....................   (3.08)%    2.69%      4.39%
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).....   (1.20)%    2.67%      4.29%
-- CLASS B...............................................   (3.13)%    3.97%      6.28%
-- CLASS C(4)............................................    0.92%     4.31%      4.70%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher portfolio operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate but is expected to have lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                                   PROPOSAL 22

       APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
                COMBINATION OF THE WM STRATEGIC GROWTH PORTFOLIO
                   INTO THE PIF SAM STRATEGIC GROWTH PORTFOLIO
                      (WM STRATEGIC GROWTH PORTFOLIO ONLY)

                                    OVERVIEW

     Shareholders of the WM Strategic Growth Portfolio (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that portfolio into the PIF Strategic Growth Portfolio (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

     The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


                                                         PIF SAM STRATEGIC GROWTH
                    WM STRATEGIC GROWTH PORTFOLIO                PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    -----------------------------        ------------------------


BUSINESS:         A separate series of WM SAM.       A separate series of PIF.
NET ASSETS AS OF  $2,320,311,000                     None*
4/30/2006:                                           * The portfolio is a New
                                                     Acquiring Fund.
INVESTMENT        WMA                                PMC
ADVISOR:
SUB-ADVISOR:      None                               WMA
PORTFOLIO         Both portfolios are co-managed by:
MANAGERS:         - Randall L. Yoakam, CFA, Senior Vice President and Chief
                    Investment Strategist, WMA; joined WMA in 1999; and
                  - Michael D. Meighan, CFA, Vice President and Senior Portfolio
                    Manager, WMA; joined WMA in 1999.
INVESTMENT        Both portfolios seek to provide long-term capital appreciation.
OBJECTIVES:
PRINCIPAL         Both portfolios operate as funds of funds and invest principally in
INVESTMENT        underlying equity and fixed-income funds (including the underlying
STRATEGIES:       Money Market Fund).
                  The portfolios generally invest at least 75% of their net assets in underlying equity funds.
                  Each of the portfolios may invest up to 25% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  Short Term Income Fund             Short-Term Income Fund
                  High Yield Fund                    High Yield Fund II
                  Money Market Fund                  Money Market Fund
                  and, subject to the limits in the prior paragraph,
                  each of the portfolios may invest up to 50% of its assets in each of the following of its underlying funds:
                  For the WM Acquired Fund:          For the PIF Acquiring Fund:
                  REIT Fund                          Real Estate Securities Fund
                  Equity Income Fund                 Equity Income Fund I
                  Growth & Income Fund               Disciplined LargeCap Blend Fund
                  West Coast Equity Fund             West Coast Equity Fund
                  Mid Cap Stock Fund                 MidCap Stock Fund
                  Growth Fund                        Growth Fund
                  Small Cap Value Fund               SmallCap Value Fund
                  Small Cap Growth Fund              SmallCap Growth Fund

                                                         PIF SAM STRATEGIC GROWTH
                    WM STRATEGIC GROWTH PORTFOLIO                PORTFOLIO
                           (ACQUIRED FUND)                   (ACQUIRING FUND)
                    -----------------------------        ------------------------

                  International Growth Fund          Diversified International Fund

                  The percentages above reflect the extent to which the portfolios will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the portfolios'
                  investments in those market segments and their corresponding risks.
                  However, the portfolios may temporarily exceed the percentage limits for short periods, and WMA may alter the percentage ranges when it deems it appropriate to do so. The assets of each portfolio will be allocated among the underlying funds in accordance with its investment objective, WMA's outlook for the economy and the financial markets and the relative valuations of the underlying funds.
                  Both portfolios may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper
                  (including master notes), bank obligations and repurchase
                  agreements.
HEDGING AND       Both portfolios are authorized to use derivative instruments
STRATEGIC         (financial arrangements the value of which is based on, or derived
TRANSACTIONS:     from, a traditional security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.
FUNDAMENTAL       Each of the portfolios is subject to "fundamental"  investment
INVESTMENT        restrictions which may not be changed without the approval of the
RESTRICTIONS:     shareholders of the portfolio. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities. For a comparison of the fundamental restrictions of the portfolios, see
                  Appendix B to this Proxy Statement/ Prospectus. See also
                  "Comparative Information About the WM Funds and PIF
                  Funds -- Fundamental Investment Restrictions."
TEMPORARY         For temporary defensive purposes in times of unusual or adverse
DEFENSIVE         market conditions, both portfolios may invest in cash and cash
INVESTING:        equivalents. In taking such defensive measures, either portfolio may fail to achieve its investment objective.


     As indicated above, the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies. Additional information about these strategies and the types of securities that WMA may select for the respective portfolios is contained in the WM SAI and the Statement of Additional Information.

     For an explanation of debt security ratings, see Appendix C.

     The investment objective of the Acquired Fund may be changed by its Board of Trustees, and the investment objective of the Acquiring Fund may be changed by the PIF Board of Directors, in each case without shareholder approval.

     The WM SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective portfolios, including information about compensation, other accounts managed and ownership of fund shares.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Acquired and Acquiring Funds have the same investment objectives and principal investment strategies, they have substantially the same main risks which are principally those of the underlying funds in which they invest. These risks include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk which are common to all the funds, the following risks:



- Equity Securities Risk        - Foreign Securities Risk        - Exchange Rate Risk
- Fixed-Income Securities Risk  - Real Estate Securities Risk    - Derivatives Risk


     All of the above-named risks are described below under "Risks of Investing in the Funds."

     The risks of investing in the Acquiring Fund are more fully described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the WM Prospectus and the WM SAI.

                         FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. If shareholders of the Acquired Fund approve the Reorganization and the Combination of the Acquired and Acquiring Funds takes place, holders of Class A, B and C shares of the Acquired Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund. The fees and expenses of the Acquired and Acquiring Funds are more fully described in, respectively, the WM Prospectus and Appendix E ("Costs of Investing in the Acquiring Funds") to this Proxy Statement/Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table shows the fees and expenses of buying and holding shares of the Acquired Fund and the Acquiring Fund.


                                                                               PIF SAM STRATEGIC GROWTH
                                    WM STRATEGIC GROWTH PORTFOLIO(1)                  PORTFOLIO
                                            (ACQUIRED FUND)                        (ACQUIRING FUND)
                                   ---------------------------------      ---------------------------------
                                   CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                   -------      -------      -------      -------      -------      -------


MAXIMUM SALES CHARGE (LOAD)
  IMPOSED ON PURCHASES (AS A % OF
  OFFERING PRICE)................    5.50%        None         None         5.50%(2)     None         None
MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) (AS A % OF
  DOLLARS SUBJECT TO CHARGE)(3)..    1.00%(4)     5.00%(5)     1.00%(6)     1.00%(4)     5.00%(5)     1.00%(6)
REDEMPTION OR EXCHANGE FEE (AS A
  % OF AMOUNT
  REDEEMED/EXCHANGED)............    None         None         None         1.00%(7)     1.00%(7)     1.00%(7)


--------

  (1) An annual fee of $12 may be imposed on Acquired Fund accounts that fall below $1,000.

  (2) Sales charges are reduced or eliminated for purchases of $50,000 or more.

  (3) A $10 fee may be charged for redemptions of Acquired Fund shares made by wire transfer.

  (4) A CDSC may apply on certain redemptions of Class A shares made within 18 months following purchases of $1 million or more made without a sales charge.

  (5) CDSCs are reduced after two years and eliminated after five years.

  (6) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (7) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Combination.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

     The following table shows: (a) the ratios of expenses to average net assets of the Class A, Class B and Class C shares of the Acquired Fund for the fiscal year ended October 31, 2005; and (b) the estimated pro forma expense ratios of the Class A, Class B and Class C shares of the Acquiring Fund for the fiscal year ending October 31, 2005 assuming the Combination had taken place at the beginning of such period. The Acquiring Fund is a New Acquiring Fund which will commence operations at the Effective Time of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES


                                                                       TOTAL FUND      FEE WAIVER
                                       MANAGEMENT   12B-1     OTHER     OPERATING    AND/OR EXPENSE       NET
                                          FEES       FEES   EXPENSES    EXPENSES    REIMBURSEMENT(4)   EXPENSES
                                       ----------   -----   --------   ----------   ----------------   --------


(A) WM STRATEGIC GROWTH
  PORTFOLIO...............   Class A      0.33%     0.25%     0.15%       0.73%              --          0.73%
(Acquired Fund)(1)(2)        Class B      0.33%     1.00%     0.17%       1.50%              --          1.50%
                             Class C      0.33%     1.00%     0.15%       1.48%              --          1.48%
(B) PIF SAM STRATEGIC
  GROWTH PORTFOLIO........   Class A      0.33%     0.25%     0.14%       0.72%           0.02%          0.70%
(Acquiring Fund)
  (Estimated pro
  forma)(2)(3)(4)            Class B      0.33%     1.00%     0.16%       1.49%           0.02%          1.47%
                             Class C      0.33%     1.00%     0.15%       1.48%           0.02%          1.46%


--------

  (1) Expense information has been restated to reflect current fees. The Acquired Fund's management fees were reduced effective November 1, 2005.

  (2) Expense information does not include underlying fund expenses that the Acquired and Acquiring Funds bear indirectly.

  (3) The Acquiring Fund will not issue shares prior to the Closing Date. The expenses shown in the table are based on the estimated fees and expenses of the Acquiring Fund.

  (4) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the following level of such expenses for the eight-month period ended June 30, 2006 of its corresponding share class of the Acquired Fund: Class A -- 0.70%; Class
      B -- 1.47%; and Class C -- 1.46%.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that portfolio expenses continue at the rates shown in the table above, that you invest $10,000 in the particular portfolio for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples do not reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds. See "Estimated Aggregate Fund Expenses" below.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM STRATEGIC GROWTH PORTFOLIO................  Class A    $620      $771     $  934    $1,407
(Acquired Fund)                                Class B    $653      $874     $1,018    $1,795
                                               Class C    $251      $468     $  808    $1,773
PIF SAM STRATEGIC GROWTH PORTFOLIO...........  Class A    $618      $763     $  924    $1,391
(Acquiring Fund) (Estimated pro forma)         Class B    $650      $867     $1,009    $1,567
                                               Class C    $249      $464     $  804    $1,765

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------

If you do not sell your shares at the end of
  the period:
WM STRATEGIC GROWTH PORTFOLIO................  Class B    $153      $474     $  818    $1,795
(Acquired Fund)                                Class C    $151      $468     $  808    $1,773
PIF SAM STRATEGIC GROWTH PORTFOLIO...........  Class B    $150      $467     $  809    $1,567
(Acquiring Fund) (Estimated pro forma)         Class C    $149      $464     $  804    $1,765


ESTIMATED AGGREGATE FUND EXPENSES

     Each of the Acquired and Acquiring Funds bears indirectly its pro rata share of the operating expenses of the Class I shares of the underlying funds in which it invests. The following table sets forth the estimated aggregate expenses of the Acquired and Acquiring Funds, including the expenses of the underlying funds, based upon the expenses shown in the Annual Fund Operating Expenses table above and, for the Acquired Fund, the expenses of the Class I shares of the underlying funds for the fiscal year ended October 31, 2005, and, for the Acquiring Fund, the expenses or estimated pro forma expenses of the Class I shares of the underlying funds for the fiscal year ending October 31, 2005. The estimates of underlying fund expenses assume a constant allocation by each of the Acquired and Acquiring Funds of its assets among the underlying funds identical to the actual such allocation by the Acquired Fund at October 31, 2005.

                   AGGREGATE FUND AND UNDERLYING FUND EXPENSES


        WM STRATEGIC GROWTH PORTFOLIO                 PIF SAM STRATEGIC GROWTH PORTFOLIO
               (Acquired Fund)                                 (Acquiring Fund)
                                    AGGREGATE                                        AGGREGATE
CLASS                                EXPENSES   CLASS                                 EXPENSES
-----                               ---------   -----                                ---------


Class A...........................    1.43%     Class A...........................     1.32%
Class B...........................    2.20%     Class B...........................     2.09%
Class C...........................    2.18%     Class C...........................     2.08%


     Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples reflect the conversion of Class B shares to Class A shares after eight years for both the Acquired and Acquiring Funds. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Note: The following examples reflect the expenses of the underlying funds which are borne indirectly by the Acquired and Acquiring Funds.


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------


If you sell your shares at the end of the
  period:
WM STRATEGIC GROWTH PORTFOLIO................  Class A    $688     $  978    $1,289    $2,169
(Acquired Fund)                                Class B    $723     $1,088    $1,380    $2,262
                                               Class C    $321     $  682    $1,169    $2,513
PIF SAM STRATEGIC GROWTH PORTFOLIO...........  Class A    $677     $  947    $1,240    $2,070
(Acquiring Fund) (Estimated)                   Class B    $712     $1,057    $1,330    $2,241
                                               Class C    $311     $  654    $1,125    $2,428
If you do not sell your shares at the end of
  the period:
WM STRATEGIC GROWTH PORTFOLIO................  Class B    $223     $  688    $1,180    $2,262
(Acquired Fund)                                Class C    $221     $  682    $1,169    $2,513
PIF SAM STRATEGIC GROWTH PORTFOLIO...........  Class B    $212     $  657    $1,130    $2,241
(Acquiring Fund) (Estimated)                   Class C    $211     $  654    $1,125    $2,428

     As of October 31, 2005, the Acquired Fund's assets were allocated among the underlying WM Funds as follows:



REIT Fund..........................   4.2%      Small Cap Growth Fund..............   3.1%
Equity Income Fund.................  14.0%      International Growth Fund..........   9.7%
Growth & Income Fund...............  24.2%      Short Term Income Fund.............   0.0%
West Coast Equity Fund.............   8.5%      U.S. Government Securities Fund....   0.0%
Mid Cap Stock Fund.................  10.5%      Income Fund........................   0.0%
Growth Fund........................  17.0%      High Yield Fund....................   4.9%
Small Cap Value Fund...............   3.9%


INVESTMENT MANAGEMENT FEES/SUB-ADVISORY ARRANGEMENTS

     The Acquired Fund and the Acquiring Fund pay their respective investment advisors, WMA and PMC, fees which are calculated as percentages of the portfolios' average daily net assets pursuant to the following fee schedules:



      WM STRATEGIC GROWTH PORTFOLIO             PIF SAM STRATEGIC GROWTH PORTFOLIO
             (Acquired Fund)                             (Acquiring Fund)
                                                 0.55% of the first $500 million;
     0.55% of the first $500 million;
     0.50% of the next $500 million;             0.50% of the next $500 million;
      0.45% of the next $1 billion;               0.45% of the next $1 billion;
      0.40% of the next $1 billion;               0.40% of the next $1 billion;
      0.35% of the next $1 billion;               0.35% of the next $1 billion;
    0.30% of the next $1 billion; and           0.30% of the next $1 billion; and
   0.25% of the excess over $5 billion         0.25% of the excess over $5 billion
       of average daily net assets.                of average daily net assets.


     WMA directly manages the investments of the Acquired Fund and will manage the investments of the Acquiring Fund as its sub-advisor. For its services as sub-advisor, WMA will be paid a sub-advisory fee by PMC, the advisor to the Acquiring Fund, and not by the Acquiring Fund.

                                   PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annual total return of the Class A, Class B and Class C shares of the Acquired Fund. Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. After the Combination, the Acquiring Fund will assume the historical performance of the Class A, Class B and Class C shares of the Acquired Fund as the historical performance of, respectively, the Class A, Class B and Class C share classes of the Acquiring Fund for periods prior to the Effective Time of the Reorganization.

     Additional performance information for the Acquired Fund is included in the WM Prospectus and Appendix G hereto.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005 (WITH MAXIMUM SALES CHARGE)


                                                            PAST      PAST      SINCE
                                                           1 YEAR   5 YEARS   INCEPTION
                                                           ------   -------   ---------

WM STRATEGIC GROWTH PORTFOLIO (Acquired Fund)(1)(3)
-- CLASS A (BEFORE TAXES)................................   1.09%    1.87%      9.21%
   (AFTER TAXES ON DISTRIBUTIONS)(2).....................   1.01%    1.60%      7.84%
   (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES).....   0.82%    1.48%      7.25%
-- CLASS B...............................................   1.14%    1.88%      9.17%
-- CLASS C(4)............................................   5.20%    2.26%      6.78%


--------

  (1) After-tax performance is shown for Class A shares only. The after-tax returns for Class B and Class C shares will vary.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3) Class A and Class B shares commenced operations on March 1, 2000.

  (4) Class C shares of the Acquired Fund became available for purchase on March 1, 2002. Class C share returns for periods prior to that date are based on the performance of the Acquired Fund's Class A shares adjusted to reflect the lack of initial sales charges and higher fund operating expenses of Class C shares. If Class C shares had existed during such period, the performance may have differed from that shown.

                     BOARD CONSIDERATION OF THE COMBINATION

     The Board of Trustees determined on behalf of the Acquired Fund that the Combination would be in the best interests of the Acquired Fund's shareholders. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization, and recommends that Acquired Fund shareholders vote in favor of the Combination by approving the Agreement and Plan of Reorganization. Various general factors considered by the Board of Trustees in approving the Reorganization are described below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     Particular factors considered by the Board of Trustees in approving the Combination of the Acquired Fund into the Acquiring Fund include, among others, and in no order of priority, the following:

     - The Acquired Fund and the Acquiring Fund have the same investment objectives, strategies and risks, and the Combination will afford shareholders of the Acquired Fund continuity in their investment expectations;

     - The differences between the fundamental investment restrictions of the two funds reflect the elimination of restrictions adopted by the Acquired Fund in response to state securities law requirements that are no longer applicable and other differences that the Board of Trustees does not believe are material in light of the benefits of the Combination;

     - WMA, the advisor to the Acquired Fund, will be the sub-advisor to the Acquiring Fund and may be expected to provide continuity in the quality of its investment management services;

     - The Acquiring Fund has the same management fee rate but is expected to have the same or lower overall expenses than the Acquired Fund, and PMC has agreed to cap the expenses of the Class A, Class B and Class C shares of the Acquiring Fund, through February 28, 2008, at the level of the expenses for the corresponding share classes of the Acquired Fund for the eight-month period ended June 30, 2006; and

     - The Combination will result in a combined fund which, as part of PIF and with the benefit of enhanced distribution after the Reorganization, may be expected to operate more efficiently and have improved prospects for growth and attendant reductions in overall expenses.

                         RISKS OF INVESTING IN THE FUNDS

     The principal risks of investing in the Acquired Funds and the Acquiring Funds are stated above as to each fund in the proposal relating to the Combination involving that fund. Each of these risks is summarized below. The first four risks described below -- credit and counterparty risk, liquidity risk, market risk and management risk -- apply to all the Acquired and Acquiring Funds. The remaining risks apply to certain of the Acquired and Acquiring Funds as described in Proposals 1 through 22 of this Proxy Statement/Prospectus.

     The risks of investing in the Acquiring Funds are further described in Appendix D hereto and the Statement of Additional Information. The risks of investing in the Acquired Funds are more fully described in the WM Prospectus and the WM SAI.

RISKS COMMON TO ALL THE ACQUIRED AND ACQUIRING FUNDS

  CREDIT AND COUNTERPARTY RISK

     Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

  LIQUIDITY RISK

     A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

  MARKET RISK

     The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

  MANAGEMENT RISK

     Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACQUIRED AND ACQUIRING FUNDS

  ACTIVE TRADING RISK

     A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

  DERIVATIVES RISK

     Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

  EQUITY SECURITIES RISK

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

  EMERGING MARKET RISK

     Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

  EURODOLLAR AND YANKEE OBLIGATIONS RISK

     Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

  EXCHANGE RATE RISK

     Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

  FIXED-INCOME SECURITIES RISK

     Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

     Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

     Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

  FOREIGN SECURITIES RISK

     Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

  FUND-OF-FUNDS RISK

     The WM SAM Portfolios, which are Acquired Funds, and their corresponding PIF Acquiring Funds (and certain other PIF Funds) operate as funds of funds and invest principally in, respectively, underlying Acquired Funds and underlying Acquiring (and other PIF) Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

     WMA is the advisor to the WM SAM Portfolios and will also manage the assets of their corresponding PIF SAM Funds, which are Acquiring Funds, as sub-advisor. WMA is committed to minimizing the potential impact of fund-of-funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. To the extent WMA manages, as advisor or sub-advisor, both a fund of funds and certain of its underlying funds, WMA may face conflicts of interest in fulfilling its responsibilities to all such funds.

     The following table shows the percentage of the outstanding shares of underlying WM Funds owned by the WM SAM Portfolios as of October 31, 2005. The corresponding PIF SAM Funds are New Acquiring Funds that will commence operations at the time of the Reorganization.

                                WM SAM PORTFOLIOS


                                    FLEXIBLE   CONSERVATIVE              CONSERVATIVE   STRATEGIC
UNDERLYING WM FUND                   INCOME      BALANCED     BALANCED      GROWTH        GROWTH    TOTAL
------------------                  --------   ------------   --------   ------------   ---------   -----


REIT Fund.........................     2.5%         3.0%        33.5%        33.5%         19.9%     92.4%
Equity Income Fund................     1.6%         1.9%        19.0%        17.6%         10.9%     51.0%
Growth & Income Fund..............     2.9%         2.6%        24.9%        26.1%         18.2%     74.7%
West Coast Equity Fund............     0.7%         1.1%        13.0%        14.2%         10.7%     39.7%
Mid Cap Stock Fund................     3.3%         2.5%        27.9%        29.2%         23.2%     86.1%
Growth Fund.......................     2.8%         2.6%        29.9%        31.5%         19.1%     85.9%
Small Cap Value Fund..............     3.1%         2.7%        31.5%        34.3%         22.5%     94.1%
Small Cap Growth Fund.............     3.0%         1.9%        22.3%        25.0%         17.7%     69.9%
International Growth Fund.........      --          3.3%        32.6%        33.9%         22.8%     92.6%
Short Term Income Fund............    44.4%        13.0%        15.3%          --            --      72.7%
U.S. Government Securities Fund...    17.9%         9.6%        43.4%        15.9%           --      86.8%
Income Fund.......................    19.2%         9.1%        37.0%        10.7%           --      76.0%
High Yield Fund...................     8.0%         3.9%        24.4%        15.2%         11.8%     63.3%


  GEOGRAPHIC CONCENTRATION RISK

     Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

  GROWTH STOCK RISK

     Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

  HIGH YIELD SECURITIES RISK

     Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

  INITIAL PUBLIC OFFERINGS ("IPOS") RISK

     There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

  INVESTMENT COMPANY SECURITIES RISK

     Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

  MARKET SEGMENT RISK

     Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

     - Mid Cap: A fund's strategy of investing in mid-cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

     - Large Cap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

     - Small Cap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

  MID CAP STOCK RISK

     Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

  MUNICIPAL SECURITIES RISK

     Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

  NON-DIVERSIFICATION RISK

     A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

  PORTFOLIO DURATION RISK

     Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

  PREPAYMENT RISK

     Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

  REAL ESTATE SECURITIES RISK

     Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

     - may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));

     - may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);

     - are subject to cash flow dependency and defaults by borrowers; and

     - could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

  SECTOR RISK

     When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

  SMALL COMPANY RISK

     Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

  U.S. GOVERNMENT SECURITIES RISK

     U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

  U.S. GOVERNMENT SPONSORED SECURITIES RISK

     A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

  VALUE STOCK RISK

     A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

                      INFORMATION ABOUT THE REORGANIZATION

                     AGREEMENTS AND PLANS OF REORGANIZATION

     PIF has entered into a Plan with each of the WM Funds. The Plans are the same in all material respects, except for the Acquired and Acquiring Funds to which they apply. The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Plans, copies of which are attached hereto as Appendix A to this Proxy Statement/Prospectus.

     Under the Plans, and with respect to each Acquired Fund and its corresponding Acquiring Fund, the Acquiring Fund will acquire all the assets and assume certain liabilities of the Acquired Fund and will issue to the Acquired Fund Class A, Class B, Class C and Class I shares of the Acquiring Fund. Subject to the satisfaction of the conditions set forth below, the acquisition will take place on January 12, 2007 or on such other date as may be agreed upon by the WM Funds and PIF (the "Closing Date"), subject to the prior closing of the Transaction.

     The Acquired Fund will distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date (the "Effective Time") the Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C and Class I shares of the Acquiring Fund.

     The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of the shareholder's full and fractional shares of the Acquired Fund as of Effective Time. The net asset value per share of each class of shares of the Acquired Fund and the Acquiring Fund will be determined by dividing each fund's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Fund.

     Such distributions will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. As soon as practicable after the Closing Date, the Acquired Fund will take all necessary steps under its governing documents, Massachusetts law and any other applicable law to effect its complete dissolution.

     The Board of Trustees of the WM Funds has determined with respect to each Acquired Fund that participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders. Similarly, the Board of Directors of PIF has determined that the Reorganization is in the best interests of each corresponding Acquiring Fund and its shareholders.

     The consummation of the Reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund is subject to the conditions set forth in the applicable Plan, including (i) the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Fund entitled to vote on the Reorganization, except that for each Acquired Fund that is a series of WM SAM, the required vote is a majority of the shares of such fund voted on the proposal, and (ii) the prior closing of the Transaction. The Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the applicable WM Fund on behalf of an Acquired Fund and PIF on behalf of the corresponding Acquiring Fund. However, following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C and Class I shares of the Acquiring Fund to be issued to the shareholders of the Acquired Fund under the Plan to their detriment without the Acquired Fund obtaining further approval of its shareholders.

     The Plan may be terminated and the Reorganization abandoned with respect to each Acquired Fund and its corresponding Acquiring Fund at any time prior to the Effective Time by the applicable WM Fund on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund (i) by mutual agreement of the parties, or (ii) by either party if the closing has not occurred on or before June 30, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party has materially breached any of its representations, warranties, covenants or agreements under the Plan or if a condition precedent to the obligations of the terminating party has not been met and it appears that it will not be met. Additionally, except as otherwise expressly provided in the Plan, the applicable WM Fund on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund may at any time prior to the closing: (i) waive any inaccuracies in the representations and warranties contained in the Plan and made for its benefit, and (ii) waive compliance with any of the covenants or conditions contained in the Plan and made for its benefit, except that any such waiver that would have a material adverse effect on the interests or rights of the Acquired Fund or its shareholders may be made only with the consent of the WM Fund Board of Trustees, and any such waiver that would have a material adverse effect on the interests or rights of the Acquiring Fund or its shareholders may be made only with the consent of the PIF Board of Directors.

     Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by affiliates of WaMu and PFG. While it is not possible to determine with specificity the extent of such portfolio repositioning costs, they may be significant. There is a strong likelihood that such costs may be significant for funds investing substantially in small capitalization and/or foreign securities, such as the WM Small Cap Value, Small Cap Growth and International Funds. The portfolio repositioning is also expected to result in the realization of taxable capital gains which will be distributed to shareholders of the relevant Acquired Funds prior to the Reorganization.

                         REASONS FOR THE REORGANIZATION

     The purpose of the Reorganization is to combine the WM and PIF Funds into a larger fund family that may be better positioned to achieve economies of scale and to operate with greater efficiency and lower overall costs while enabling shareholders of each Acquired Fund to continue their investments in an Acquiring Fund having the same or


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substantially similar investment objectives and policies. See "Overview of the
Proposed Reorganization -- Reasons for the Reorganization."

                    BOARD CONSIDERATION OF THE REORGANIZATION

     The Board of Trustees of the WM Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of each Acquired Fund (the "Independent Trustees"), considered the Reorganization at meetings held on July 11, 2006, July 17-19, 2006 and August 10-11, 2006. The Board considered information about the Reorganization presented by WMA and PMC, and the Independent Trustees were assisted by independent legal counsel. At the August 10-11, 2006 meeting, the Board of Trustees unanimously approved the Reorganization, including the Combination of each Acquired Fund and its corresponding Acquiring Fund, after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders.

     In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Trustees made inquiry into a number of matters and considered, among others, both the factors with respect to each Combination of a particular Acquired Fund into its corresponding Acquiring Fund discussed under the proposal for that Combination (see "Board Consideration of Combination" under each proposal) and the following general factors, and in no order of priority:

          (1) the compatibility (and, in many cases, substantial similarity) of the investment objectives, strategies and risks of the Acquired Fund and its corresponding Acquiring Fund and any changes with respect thereto that will result from the Combination;

          (2) where applicable, particularly for funds investing substantially in small capitalization and/or foreign securities (such as the Small Cap Value and international Funds), estimated explicit and implicit trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

          (3) expense ratios and available information regarding the fees and expenses of the Acquired Fund and its corresponding Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of the Class A, B and C shares of the Acquiring Funds through February 28, 2008 at the expense levels of their corresponding Acquired Funds for the eight-month period ended June 30, 2006;

          (4) where applicable, comparative investment performance of the Acquired Fund and its corresponding Acquiring Fund, and information regarding the expected survivor of the Combination for accounting and performance reporting purposes, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Combination;

          (5) where applicable, the effect on the Acquired Fund's shareholders of investing in a larger asset pool with potentially greater diversification, and the effect on the portfolio management of the corresponding Acquiring Fund of such a larger asset base;

          (6) the expected sales charge structures and distribution arrangements, including the prospects for growth and for achieving economies of scale, of the Acquired Fund in combination with the corresponding Acquiring Fund and as combined into PIF;

          (7) the differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

          (8) the expected selection and nomination by the directors of PIF of four Trustees (including three Trustees who are not "interested persons" of PMC or WMA) of the WM Funds as directors of PIF;

          (9) the financial strength, investment experience and resources of the investment advisor and the sub-advisor(s) to the Acquired Fund and its corresponding Acquiring Fund;

          (10) where applicable, the continued service of WMA, the advisor to the Acquired Fund, as the sub-advisor to its corresponding Acquiring Fund;

          (11) the quality of services to be provided to shareholders following the Combination;



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

          (12) the fact that all costs other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds thereof, where applicable, would be borne by affiliates of WaMu and PFG;

          (13) any benefits expected to be derived by PMC and its affiliates from the Combination;

          (14) the direct or indirect federal income tax consequences of the Combination, including the expected tax-free nature of the Combination, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

          (15) the terms and conditions of the Plans; and

          (16) possible alternatives to the Combinations, including liquidation and the potentially prohibitive costs of negotiating and executing transactions other than the Combinations, particularly in light of the scope of the investments by the funds of WM SAM in certain of the other Acquired Funds.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

     PIF is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each Acquiring Fund is a separate series of PIF, and the Class A, Class B, Class C and Class I shares of each Acquiring Fund to be issued in connection with the Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PIF have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and
(ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

     Shares of the Acquiring Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the Combination of each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Combination will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Combination will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Combination) immediately prior to the Combination; and
(5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Combination.



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

     Capital Loss Carryforwards. As of October 31, 2005, the following Acquired Funds had accumulated capital loss carryforwards in the approximate amounts indicated:



                                 CAPITAL LOSS
ACQUIRED FUND                    CARRYFORWARD
-------------                    ------------


Growth Fund....................  $303,923,000
Growth & Income Fund...........  $ 42,018,000
High Yield Fund................  $ 28,075,000
Income Fund....................  $  7,519,000
International Growth Fund......  $ 17,517,000
Money Market Fund..............  $     45,277
Balanced Portfolio.............  $ 25,330,000
Conservative Growth Portfolio..  $ 54,509,000
Strategic Growth Portfolio.....  $ 40,455,000
Short Term Income Fund.........  $  3,936,000
Small Cap Growth Fund..........  $ 64,646,000
U.S. Government Securities
  Fund.........................  $ 22,801,000


     After the Reorganization, these losses will be available to the corresponding Acquiring Funds to offset their capital gains, although the amounts of offsetting losses available in any given year may be limited. As a result of this limitation, it is possible that the corresponding Acquiring Funds may not be able to use these losses as rapidly as the Acquired Funds might have, and part of these losses may not be useable at all. The ability of each Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of its corresponding Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

                        COMPARISON OF SHAREHOLDER RIGHTS

     General. As a Maryland corporation, the operations of PIF are governed by its corporate charter or Articles of Incorporation as amended to date ("Articles"), By-laws as amended to date and applicable Maryland law. Each of WM I and WM II is a Massachusetts business trust. The operations of WM I are governed by its Agreement and Declaration of Trust as amended to date (a "Trust Agreement"), By-laws as amended to date and applicable Massachusetts law, and the operations of WM II are governed by its Master Trust Agreement as amended to date (a "Trust Agreement"), By-laws as amended to date and applicable Massachusetts law. As a Massachusetts limited liability company, the operations of WM SAM are governed by its Limited Liability Company Agreement as amended to date ("LLC Agreement"), By-laws as amended to date and applicable Massachusetts law.


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

     Shares of the Funds. The PIF Articles authorize PIF to issue 40,230,000,000 shares of capital stock, 39,535,000,000 having a par value of $.01 per share and 695,000,000 (allocated to a particular PIF Fund which is not an Acquiring Fund) having a par value of $.10 per share. The Board of Directors of PIF is authorized to establish and designate separate series and classes of series having such preferences, conversion or other rights and limitations as the Board of Directors determines. The shares of PIF are currently divided into 68 separate series or funds, including the 22 Acquiring Funds. The PIF Funds variously offer ten classes of shares: Class A, Class B, Class C, Class I, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class, Advisors Preferred Class and Class J. Not all PIF Funds offer all such classes of shares. Class C shares are a new share class that will first be issued in connection with the Reorganization. As stated above (see "Description of the Securities to be Issued"), all shares of the PIF Funds have equal voting rights and are voted in the aggregate and not by separate series or class of shares except when voting by series or class is required by law or when the matter involved affects only the interests of a particular series or class. Shares of the PIF Funds have no cumulative voting, preemptive or conversion rights, and each fractional share has proportionately the same rights as are provided for a full share.

     Each of WM I, WM II and WM SAM is authorized to issue an unlimited number of shares, without par value. The Boards of Trustees of the WM Funds are authorized to establish and designate separate series and classes of shares and to determine the relative rights and preferences thereof. The shares of WM I, WM II and WM SAM are currently divided into, respectively, 11, six and five separate portfolios or funds, which constitute, in the aggregate, the 22 Acquired Funds. The Acquired Funds are authorized to offer six classes of shares: Class A, Class B, Class C, Class I, Class R-1 and Class R-2. Not all Acquired Funds offer all such classes of shares. Effective September 30, 2006, all outstanding Class R-1 and R-2 shares of the Acquired Funds were re-designated Class A shares. All shares of the Acquired Funds have equal voting rights and are voted in the aggregate and not by separate series or class of shares except when voting by series or class is required by law or when the matter involved affects only the interests of a particular series or class. Shares of the Acquired Funds have no cumulative voting, preemptive or conversion rights, and each fractional share has proportionately the same rights as are provided for a full share.

     Shareholder Meetings. None of PIF, WM I, WM II or WM SAM is required to hold an annual meeting of shareholders. Each, generally, will hold a special meeting of shareholders when required by the 1940 Act. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder approval is required under the 1940 Act to approve a new investment advisory agreement in most cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental investment policies, the election of trustees or directors in certain circumstances and the merger or reorganization of a fund in certain circumstances.

     Pursuant to a "manager of managers" exemptive order granted by the SEC, PMC may, without obtaining the approval of shareholders of an affected PIF Fund but subject to approval by the PIF Board of Directors, enter into new sub-advisory agreements, or change the terms of existing sub-advisory agreements (including with respect to sub-advisory fees), with sub-advisors which are not affiliated with PMC.

     The PIF By-laws provide that meetings of shareholders of PIF may be called by its Chairman of the Board, President or Board of Directors, and shall be called when requested by the holders of at least 10% of the outstanding shares.

     Under the Trust Agreements and the LLC Agreement, Boards of Trustees of WM I, WM II and WM SAM are authorized to call shareholder meetings and, in the case of WM II, shareholder meetings may also be called by the holders of at least 10% of the outstanding shares.

     Quorums for Shareholder Meetings; Voting. The PIF Articles provide that a quorum is one-third of the shares entitled to vote and that the holders of a majority of the shares entitled to vote may authorize action notwithstanding any provision in the Maryland General Corporation Law requiring a greater proportion. Shareholders may take action by written consent only if they act unanimously.

     Each of the WM I Trust Agreement and WM SAM LLC Agreement provides that a quorum is ten percent of the shares entitled to vote. Shareholders holding a majority of the shares entitled to vote (or such larger proportion as may otherwise be required) may take action by written consent.



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

     The WM II Trust Agreement provides that a quorum is a majority of the shares entitled to vote. Shareholders holding a majority of the shares entitled to vote (or such larger proportion as may otherwise be required) may take action by written consent.

     The PIF Bylaws provide that shareholders of PIF have the right to vote on the election and removal of Directors.

     Shareholders of WM I, WM II and WM SAM, under the applicable Trust or LLC Agreement and Bylaws, have the right to vote with respect to certain matters, including the following: election of Trustees; certain amendments to the Trust or LLC Agreement, as applicable; whether a suit or claim should be brought derivatively; terminating the trust or company; terminating a trust or series of shares; and approving a merger or consolidation of the trust or company.

     Shareholders of PIF, WM I, WM II and WM SAM may also to the extent required under the 1940 Act, as described above, or as their respective boards may consider necessary or desirable.

     Board Authority with Respect to Certain Affiliated Fund Combinations. The PIF Articles permit the PIF Board of Directors, in each case without shareholder approval of an affected PIF Fund or class of shares thereof, to (i) approve combinations involving PIF Funds, including combinations of the PIF Funds (or other affiliated funds) consistent with Rule 17a-8 under the 1940 Act, (ii) liquidate the assets attributable to a PIF Fund or a class of shares thereof and terminate such fund or class of shares and (iii) designate a class of shares of a PIF Fund as a separate series or PIF Fund. Together, these provisions facilitate combinations involving PIF Funds that the PIF Board of Directors determines are in the best interests of the affected shareholders. Pursuant to Rule 17a-8, a combination of affiliated funds will still require shareholder approval if the combination would result in a material change in a fundamental investment policy, a material change to the terms of an advisory agreement or the institution of or an increase in Rule 12b-1 fees or when the Board of Directors of the surviving fund does not have a majority of independent directors who were elected by shareholders of the merging fund.

     Each of the WM I Trust Agreement and the LLC Agreement, but not the WM II Trust Agreement, provides that the Board of Trustees shall have the authority, without the approval of the shareholders of any series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more series or classes into assets and liabilities belonging to a singles series or class.

     Each of the Trust Agreements provides that the Trustees may cause the WM Fund to be merged into or consolidated with another company if such merger or consolidation has been approved by vote of a Majority of the Outstanding Voting Securities (as defined below), in the case of WM II with such transaction being made subject to the assumption by the successor company of the liabilities of the WM Fund. The LLC Agreement provides that the Trustees may cause the WM Fund to be merged into or consolidated with another company if such merger or consolidation has been authorized by vote of the fund's shareholders holding a majority of the votes properly cast upon the matter.

     Removal of Trustees or Directors. Under the PIF By-laws, the holders of a majority of the shares entitled to vote may remove any director from office at any meeting called for the purpose, and the PIF Board of Directors, by a vote of not less than a majority of the directors then in office, may remove any director appointed by the Board of Directors and remove for misconduct any director elected by the shareholders.

     The WM I Trust Agreement and the LLC Agreement provide that a majority of the Board of Trustees may remove Trustees with or without cause.

     Under the WM II Trust Agreement, Trustees may be removed with or without cause (i) by written instrument signed by at least two-thirds of the Board of Trustees, (ii) by vote of the shareholders holding not less than two-thirds of the outstanding shares or (iii) by written declaration signed by shareholders holding not less than two-thirds of the outstanding shares and filed with WM II's custodian. The Trust Agreement also provides that the Board of Trustees shall promptly call a meeting to vote upon the removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Maryland law, shareholders of the PIF Funds have no personal liability for acts or obligations of the corporation.



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

     Under Massachusetts law, shareholders of a Massachusetts business trust such as WM I and WM II could, under certain circumstances, be held personally liable for the obligations of the trust. The Trust Agreement of each of WM I and WM II, however, disclaims shareholder liability for acts or obligations of the trust and require that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the trust or the Board of Trustees. The Trust Agreement provides for indemnification out of the property of a fund for all loss and expense of any shareholder held personally liable for the obligations of the fund.

     The LLC Agreement disclaims shareholder liability for acts or obligations of WM SAM and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by WM SAM or its Trustees. The LLC Agreement provides for indemnification out of the property of a fund for all loss and expense of any shareholder held personally liable for the obligations of the fund. The Massachusetts Limited Liability Company Act provides that, except as otherwise provided in the Act, members (i.e., the shareholders) shall not be liable for the obligations or liabilities of a Massachusetts limited liability company solely by reason of being a member.

     Each of the WM I Trust Agreement and the LLC Agreement also provides that the Board of Trustees may cause shareholders to pay directly the charges of the custodian or transfer, shareholder servicing or similar agent by setting off charges against declared but unpaid dividends or by reducing the number of shares held by shareholders.

     Indemnification of Trustees or Directors and Officers. The PIF Articles of provide for the indemnification of its directors to the maximum extent provided by the Maryland General Corporation Law and the 1940 Act and of its officers to the same extent and to such further extent as is consistent with law.

     Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal liability").

     Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceeding, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate liability or Personal liability.

     Under Maryland law, indemnification expenses may be paid by a corporation in advance of the final disposition if a director provides (i) a written affirmation of this good faith belief that the standard of conduct necessary for indemnification has been met and (ii) a written undertaking to repay the amount if it is determined that the stand of conduct has not been met. This undertaking need not be secured.

     The WM I Trust Agreement provides that the Board of Trustees and officers shall be indemnified against all liabilities incurred in connection with being or having been a Trustee or officer except liabilities concerning acts with respect to which it has been determined that such person acted with willful misfeasance, bad faith, gross


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

negligence or reckless disregard of such person's duties. A determination of indemnification may be made by an independent counsel or a vote of a majority of a quorum of disinterested trustees. The Trust Agreement also provides that indemnification expenses may be paid in advance only if there is an undertaking to repay the advance if it is ultimately determined that indemnification is unauthorized and (i) appropriate security for such undertaking is given, (ii) the trust is insured against losses arising from any such advance payments or
(iii) either a majority of the disinterested Trustees, or independent legal counsel, in a written opinion, determines that there is reason to believe that the indemnified persons will be found to be entitled to indemnification. For purposes of clause (iii), the Bylaws provide a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Each of the WM II Trust Agreement and the LLC Agreement contains indemnification provisions that are substantially the same as those applicable to WM I. The WM II Trust Agreement also enables a decision regarding indemnification to be made by (i) a final decision of the merits by a court or other body that the indemnified person was not liable or (ii) dismissal of an action for insufficiency of evidence, and exempts from indemnification any Trustee or officer who did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the trust.



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                                 CAPITALIZATION

     As to each proposal, the following tables show as of April 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii), the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. With respect to Proposals 1 and 9, the tables also show as of April 30, 2006: (i) the capitalization of the additional PIF Fund that is also proposed to be combined into the Acquiring Fund pursuant to the PIF Fund Reorganization; and (ii) the pro forma combined capitalization of the Acquired Fund, the Acquiring Fund and the additional PIF Fund. As of April 30, 2006, each of the Acquired Funds had outstanding one or more of the following six classes of shares: Class A, Class B, Class C, Class I, Class R-1 and Class R-2. Effective September 30, 2006, all outstanding Class R-1 and Class R-2 shares of the Acquired Funds were re-designated Class A shares. Prior to the Effective Time of the Reorganization, all outstanding Class B shares of the WM Short Term Income Fund will be re-designated Class A shares. As of April 30, 2006, each of the Acquiring Funds (other than the New Acquiring Funds which will commence operations at the Effective Time of the Reorganization) and the additional PIF Funds had outstanding five or more of the following nine classes of shares: Class A, Class B, Class I, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class, Advisors Preferred Class and Class J. The Acquiring Funds will first issue Class C shares in connection with the Reorganization. The initial net asset value per share of the Class C shares of the Existing Acquiring Funds is based on the net asset value per share of the Class I shares of such funds.


                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 1                                                        ($000)           ($)           (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM EQUITY INCOME FUND........  -- Class A                    1,270,674        21.48           59,158
(Acquired Fund)                    -- Class B                      293,220        21.32           13,752
                                   -- Class C                      203,788        21.16            9,631
                                   -- Class I                    1,700,951        21.48           79,175
                                   -- Class R-1                        279        21.48               13
                                   -- Class R-2                         --        21.48               --
                                   -- TOTAL                      3,468,912                       161,729
(2) PIF EQUITY INCOME FUND.......  -- Class A                       96,515        12.39            7,788
(Acquired PIF Fund)                -- Class B                       13,358        12.34            1,083
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)           --           --               --
                                   -- TOTAL                        109,873                         8,871
(3) PIF EQUITY INCOME FUND I.....  -- Class A                           --           --               --
(Acquiring Fund)                   -- Class B                           --           --               --
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)           --           --               --
                                   -- TOTAL                             --                            --
(4) PIF EQUITY INCOME FUND I.....  -- Class A                    1,270,953        21.48           59,171
(Acquiring Fund)                   -- Class B                      293,220        21.32           13,752
(Pro forma assuming combination    -- Class C                      203,788        21.16            9,631
of (1) and (3))                    -- Class I (Institutional)    1,700,951        21.48           79,175
                                   -- TOTAL                      3,468,912                       161,729
(5) PIF EQUITY INCOME FUND I.....  -- Class A                       96,515        12.39            7,788
(Acquiring Fund)                   -- Class B                       13,358        12.34            1,083
(Pro forma assuming combination    -- Class C                           --           --               --
of (2) and (3))                    -- Class I (Institutional)           --           --               --
                                   -- TOTAL                        109,873                         8,871
(6) PIF EQUITY INCOME FUND I.....  -- Class A                    1,367,468        21.48           63,664
(Acquiring Fund)                   -- Class B                      306,578        21.32           14,379
(Pro forma assuming combination    -- Class C                      203,788        21.16            9,631
of (1), (2) and (3))               -- Class I (Institutional)    1,700,951        21.48           79,175
                                   -- TOTAL                      3,578,785                       166,849

                                                                               NET ASSET VALUE     SHARES
                                                                  NET ASSETS      PER SHARE     OUTSTANDING
PROPOSAL 2                                                          ($000)            $           (000'S)
----------                                                        ----------   ---------------  -----------


(1) WM GROWTH & INCOME FUND........  -- Class A                      590,185        26.37          22,382
(Acquired Fund)                      -- Class B                       74,592        25.46           2,930
                                     -- Class C                        2,271        25.07              91
                                     -- Class I                    1,684,307        26.45          63,686
                                     -- Class R-1                         --        26.37              --
                                     -- Class R-2                         --        26.37              --
                                     -- TOTAL                      2,351,355                       89,089
(2) PIF DISCIPLINED LARGECAP BLEND
  FUND.............................  -- Class A                       94,733        15.40           6,153
(Acquiring Fund)                     -- Class B                       13,987        15.35             911
                                     -- Class C                           --           --              --
                                     -- Class I (Institutional)      787,646        15.38          51,210
                                     --Select                          4,770        15.32             311
                                     --Preferred                         664        15.34              43
                                     --Advisors Select                 1,615        15.23             106
                                     --Advisors Signature                224        15.31              15
                                     --Advisors Preferred                940        15.28              62
                                     -- TOTAL                        904,579                       58,811
(3) PIF DISCIPLINED LARGECAP BLEND
  FUND.............................  -- Class A                      684,918        15.40          44,477
(Acquiring Fund)                     -- Class B                       88,579        15.35           5,770
(Pro forma assuming combination      -- Class C                        2,271        15.38             148
of (1) and (2))                      -- Class I (Institutional)    2,471,953        15.38         160,723
                                     --Select                          4,770        15.32             311
                                     --Preferred                         664        15.34              43
                                     --Advisors Select                 1,615        15.23             106
                                     --Advisors Signature                224        15.31              15
                                     --Advisors Preferred                940        15.28              62
                                     -- TOTAL                      3,255,934                      211,655

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 3                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM HIGH YIELD FUND...........  -- Class A                     183,966          8.62           21,342
(Acquired Fund)                    -- Class B                      75,410          8.66            8,707
                                   -- Class C                      46,797          8.66            5,405
                                   -- Class I                     581,595          8.61           67,573
                                   -- Class R-1                        44          8.62                5
                                   -- Class R-2                        --          8.62               --
                                   -- TOTAL                       887,812                        103,032
(2) PIF HIGH YIELD FUND II.......  -- Class A                          --            --               --
(Acquiring Fund)                   -- Class B                          --            --               --
                                   -- Class C                          --            --               --
                                   -- Class I (Institutional)          --            --               --
                                   -- TOTAL                            --                             --
(3) PIF HIGH YIELD FUND II.......  -- Class A                     183,467          8.59           21,347
(Acquiring Fund)                   -- Class B                      75,181          8.63            8,707
(Pro forma assuming combination    -- Class C                      46,670          8.63            5,405
of (1) and (2))*                   -- Class I (Institutional)     580,084          8.58           67,573
                                   -- TOTAL                       885,402                        103,032


--------

    * The pro forma figures for net assets have been adjusted to reflect an expected change prior to the Reorganization in the method by which the Acquired Fund values its debt securities of U.S. issuers (including municipal securities) and certain other securities for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by the Acquiring Fund. Bid prices are lower than the mean of the bid and asked prices and, accordingly, this change is expected to decrease the net asset values of the Acquired Fund. See "Purchases, Redemptions and Exchanges of Shares -- Purchases" above.


                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 4                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM INCOME FUND...............  -- Class A                      147,116         8.96           16,426
(Acquired Fund)                    -- Class B                      111,278         8.98           12,387
                                   -- Class C                       10,730         8.98            1,194
                                   -- Class I                      985,759         8.97          109,845
                                   -- Class R-1                         --         8.96               --
                                   -- Class R-2                         --         8.96               --
                                   -- TOTAL                      1,254,883                       139,852
(2) PIF INCOME FUND..............  -- Class A                           --           --               --
(Acquiring Fund)                   -- Class B                           --           --               --
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)           --           --               --
                                   -- TOTAL                             --                            --
(3) PIF INCOME FUND..............  -- Class A                      147,087         8.95           16,426
(Acquiring Fund)                   -- Class B                      111,168         8.97           12,387
(Pro forma assuming combination    -- Class C                       10,716         8.97            1,194
of (1) and (2))*                   -- Class I (Institutional)      984,712         8.96          109,845
                                   -- TOTAL                      1,253,683                       139,852


--------

    * The pro forma figures for net assets have been adjusted to reflect an expected change prior to the Reorganization in the method by which the Acquired Fund values its debt securities of U.S. issuers (including municipal securities) and certain other securities for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by the Acquiring Fund. Bid prices are lower than the mean of the bid and asked prices and, accordingly, this change is expected to decrease the net asset values of the Acquired Fund. See "Purchases, Redemptions and Exchanges of Shares
       -- Purchases" above.


                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 5                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM MID CAP STOCK FUND .......  -- Class A                     189,282         20.38            9,287
(Acquired Fund)                    -- Class B                      30,251         19.31            1,567
                                   -- Class C                       7,501         19.30              389
                                   -- Class I                     740,569         20.63           35,897
                                   -- Class R-1                        --         20.38               --
                                   -- Class R-2                        --         20.38               --
                                   -- TOTAL                       967,603                         47,140
(2) PIF MIDCAP STOCK FUND .......  -- Class A                          --            --               --
(Acquiring Fund)                   -- Class B                          --            --               --
                                   -- Class C                          --            --               --
                                   -- Class I (Institutional)          --            --               --
                                   -- TOTAL                            --                             --
(3) PIF MIDCAP STOCK FUND .......  -- Class A                     189,282         20.38            9,287
(Acquiring Fund)                   -- Class B                      30,251         19.31            1,567
(Pro forma assuming combination    -- Class C                       7,501         19.30              389
of (1) and (2))                    -- Class I (Institutional)     740,569         20.63           35,897
                                   -- TOTAL                       967,603                         47,140




                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 6                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM MONEY MARKET FUND.........  -- Class A                      746,143         1.00           746,160
(Acquired Fund)                    -- Class B                       31,323         1.00            31,319
                                   -- Class C                        4,456         1.00             4,456
                                   -- Class I                      144,189         1.00           144,206
                                   -- Class R-1                         --         1.00                --
                                   -- Class R-2                         --         1.00                --
                                   -- TOTAL                        926,111                        926,141
(2) PIF MONEY MARKET FUND........  -- Class A                      374,986         1.00           374,986
(Acquiring Fund)                   -- Class B                        2,474         1.00             2,474
                                   -- Class C                           --           --                --
                                   -- Class I (Institutional)       26,071         1.00            26,071
                                   -- Select                         4,189         1.00             4,189
                                   -- Preferred                     30,351         1.00            30,351
                                   -- Advisors Select               14,833         1.00            14,833
                                   -- Advisors Signature             1,695         1.00             1,695
                                   -- Advisors Preferred            10,592         1.00            10,592
                                   -- Class J                      140,865         1.00           140,865
                                   -- TOTAL                        606,056                        606,056

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 6                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------

(3) PIF MONEY MARKET FUND........  -- Class A                    1,121,129         1.00         1,121,146
(Acquiring Fund)                   -- Class B                       33,797         1.00            33,793
(Pro forma assuming combination    -- Class C                        4,456         1.00             4,456
of (1) and (2))                    -- Class I (Institutional)      170,260         1.00           170,277
                                   -- Select                         4,189         1.00             4,189
                                   -- Preferred                     30,351         1.00            30,351
                                   -- Advisors Select               14,833         1.00            14,833
                                   -- Advisors Signature             1,695         1.00             1,695
                                   -- Advisors Preferred            10,592         1.00            10,592
                                   -- Class J                      140,865         1.00           140,865
                                   -- TOTAL                      1,532,167                      1,532,197




                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 7                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM REIT FUND.................  -- Class A                       25,007        19.06            1,312
(Acquired Fund)                    -- Class B                       10,584        19.00              557
                                   -- Class C                        5,763        19.00              303
                                   -- Class I                      415,943        19.11           21,767
                                   -- Class R-1                         --        19.04               --
                                   -- Class R-2                         --        19.04               --
                                   --TOTAL                         457,297                        23,939
(2) PIF REAL ESTATE SECURITIES
  FUND...........................  -- Class A                      100,127        23.51            4,258
(Acquiring Fund)                   -- Class B                       25,754        23.50            1,096
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)      547,246        23.52           23,272
                                   --Select                         10,857        23.16              469
                                   --Preferred                      78,674        23.18            3,395
                                   --Advisors Select                26,618        23.04            1,155
                                   --Advisors Signature              1,747        23.44               75
                                   --Advisors Preferred             42,393        23.27            1,822
                                   -- Class J                      185,368        23.22            7,983
                                   -- TOTAL                      1,018,784                        43,525
(3) PIF REAL ESTATE SECURITIES
  FUND...........................  -- Class A                      125,134        23.51            5,322
(Acquiring Fund)                   -- Class B                       36,338        23.50            1,546
(Pro forma assuming combination    -- Class C                        5,763        23.52              245
of (1) and (2))                    -- Class I (Institutional)      963,189        23.52           40,957
                                   --Select                         10,857        23.16              469
                                   --Preferred                      78,674        23.18            3,395
                                   --Advisors Select                26,618        23.04            1,155
                                   --Advisors Signature              1,747        23.44               75
                                   --Advisors Preferred             42,393        23.27            1,822
                                   -- Class J                      185,368        23.22            7,983
                                   -- TOTAL                      1,476,081                        62,969

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 8                                                        ($000)            $            (000'S)
----------                                                      ----------   ---------------   -----------


(1) WM SMALL CAP VALUE FUND......  -- Class A                      14,117         12.25            1,152
(Acquired Fund)                    -- Class B                       3,289         12.12              271
                                   -- Class C                       2,592         12.14              213
                                   -- Class I                     290,336         12.31           23,583
                                   -- Class R-1                        --         12.25               --
                                   -- Class R-2                        --         12.25               --
                                   -- TOTAL                       310,334                         25,219
(2) PIF SMALLCAP VALUE FUND......  -- Class A                       5,199         18.93              275
(Acquiring Fund)                   -- Class B                       1,231         18.94               65
                                   -- Class C                          --            --               --
                                   -- Class I (Institutional)      76,556         18.98            4,034
                                   -- Select                        2,228         19.03              117
                                   -- Preferred                    13,804         19.10              723
                                   -- Advisors Select               5,462         18.78              291
                                   -- Advisors Signature              820         18.82               44
                                   -- Advisors Preferred            7,825         18.94              413
                                   -- Class J                      60,524         18.41            3,288
                                   -- TOTAL                       173,649                          9,250
(3) PIF SMALLCAP VALUE FUND......  -- Class A                      19,316         18.93            1,021
(Acquiring Fund)                   -- Class B                       4,520         18.94              239
(Pro forma assuming combination    -- Class C                       2,592         18.98              137
of (1) and (2))                    -- Class I (Institutional)     366,892         18.98           19,331
                                   -- Select                        2,228         19.03              117
                                   -- Preferred                    13,804         19.10              723
                                   -- Advisors Select               5,462         18.78              291
                                   -- Advisors Signature              820         18.82               44
                                   -- Advisors Preferred            7,825         18.94              413
                                   -- Class J                      60,524         18.41            3,288
                                   -- TOTAL                       483,983                         25,604

                                                                     NET ASSET VALUE      SHARES
                                                        NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 9                                                ($000)            $            (000'S)
----------                                              ----------   ---------------   -----------


(1) WM TAX-EXEMPT BOND FUND..............  -- Class A     169,423          7.55           22,448
(Acquired Fund)                            -- Class B      26,964          7.55            3,572
                                           -- Class C       2,752          7.55              365
                                           -- TOTAL       199,139                         26,385
(2) PIF TAX-EXEMPT BOND FUND.............  -- Class A     149,074         11.81           12,628
(Acquired PIF Fund)                        -- Class B       7,197         11.88              606
                                           -- Class C          --            --               --
                                           -- TOTAL       156,271            --           13,234
(3) PIF TAX-EXEMPT BOND FUND I...........  -- Class A          --            --               --
(Acquiring Fund)                           -- Class B          --            --               --
                                           -- Class C          --            --               --
                                           -- TOTAL            --                             --
(4) PIF TAX-EXEMPT BOND FUND I...........  -- Class A     169,218          7.54           22,448
(Acquiring Fund)                           -- Class B      26,935          7.54            3,572
(Pro forma assuming combination            -- Class C       2,751          7.54              365
Of (1) and (3))*                           -- TOTAL       198,904            --           26,385
(5) PIF TAX-EXEMPT BOND FUND I...........  -- Class A     149,074         11.81           12,628
(Acquiring Fund)                           -- Class B       7,197         11.88              606
(Pro forma assuming combination            -- Class C          --            --               --
Of (2) and (3))                            -- TOTAL       156,271            --           13,234
(6) PIF TAX-EXEMPT BOND FUND I...........  -- Class A     318,292          7.54           42,219
(Acquiring Fund)                           -- Class B      34,132          7.54            4,526
(Pro forma assuming combination            -- Class C       2,751          7.54              365
Of (1), (2) and (3))*                      -- TOTAL       355,175            --           47,110


--------

    * The pro forma figures for net assets have been adjusted to reflect an expected change prior to the Reorganization in the method by which the Acquired Fund values its debt securities of U.S. issuers (including municipal securities) and certain other securities for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by the Acquiring Fund. Bid prices are lower than the mean of the bid and asked prices and, accordingly, this change is expected to decrease the net asset values of the Acquired Fund. See "Purchases, Redemptions and Exchanges of Shares -- Purchases" above.

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 10                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM U.S. GOVERNMENT SECURITIES
  FUND...........................  -- Class A                      106,736        10.38           10,285
(Acquired Fund)                    -- Class B                      101,354        10.37            9,773
                                   -- Class C                        7,669        10.36              740
                                   -- Class I                    1,560,140        10.38          150,298
                                   -- Class R-1                         --        10.38               --
                                   -- Class R-2                         --        10.38               --
                                   -- TOTAL                      1,775,899                       171,096
(2) PIF MORTGAGE SECURITIES
  FUND...........................  -- Class A                           --           --               --
(Acquiring Fund)                   -- Class B                           --           --               --
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)           --           --               --
                                   -- TOTAL                             --                            --
(3) PIF MORTGAGE SECURITIES
  FUND...........................  -- Class A                      106,736        10.38           10,285
(Acquiring Fund)                   -- Class B                      101,354        10.37            9,773
(Pro forma assuming combination    -- Class C                        7,669        10.36              740
of (1) and (2))                    -- Class I (Institutional)    1,560,140        10.38          150,298
                                   -- TOTAL                      1,775,899                       171,096




                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 11                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM WEST COAST EQUITY  FUND...  -- Class A                      865,459        42.43           20,396
(Acquired Fund)                    -- Class B                      190,358        37.75            5,043
                                   -- Class C                       20,164        37.88              532
                                   -- Class I                      831,184        42.82           19,412
                                   -- Class R-1                         --        42.43               --
                                   -- Class R-2                         --        42.43               --
                                   -- TOTAL                      1,907,165                        45,383
(2) PIF WEST COAST EQUITY FUND...  -- Class A                           --           --               --
(Acquiring Fund)                   -- Class B                           --           --               --
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)           --           --               --
                                   -- TOTAL                             --                            --
(3) PIF WEST COAST EQUITY FUND...  -- Class A                      865,459        42.43           20,396
(Acquiring Fund)                   -- Class B                      190,358        37.75            5,043
(Pro forma assuming combination    -- Class C                       20,164        37.88              532
of (1) and (2))                    -- Class I (Institutional)      831,184        42.82           19,412
                                   -- TOTAL                      1,907,165                        45,383

                                                                     NET ASSET VALUE      SHARES
                                                        NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 12                                               ($000)            $            (000'S)
-----------                                             ----------   ---------------   -----------


(1) WM CALIFORNIA INSURED INTERMEDIATE
  MUNICIPAL FUND.........................  -- Class A      61,597         10.78            5,714
(Acquired Fund)                            -- Class B      52,991         10.78            4,915
                                           -- Class C       6,837         10.78              634
                                           -- TOTAL       121,415                         11,263
(2) PIF CALIFORNIA INSURED INTERMEDIATE
  MUNICIPAL FUND.........................  -- Class A          --            --               --
(Acquiring Fund)                           -- Class B          --            --               --
                                           -- Class C          --            --               --
                                           -- TOTAL            --                             --
(3) PIF  CALIFORNIA INSURED INTERMEDIATE
  MUNICIPAL FUND.........................  -- Class A      61,566         10.77            5,714
(Acquiring Fund)                           -- Class B      52,957         10.77            4,915
(Pro forma assuming combination            -- Class C       6,831         10.77              634
of (1) and (2))*                           -- TOTAL       121,354            --           11,263


--------

    * The pro forma figures for net assets have been adjusted to reflect an expected change prior to the Reorganization in the method by which the Acquired Fund values its debt securities of U.S. issuers (including municipal securities) and certain other securities for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by the Acquiring Fund. Bid prices are lower than the mean of the bid and asked prices and, accordingly, this change is expected to decrease the net asset values of the Acquired Fund. See "Purchases, Redemptions and Exchanges of Shares -- Purchases" above.


                                                                     NET ASSET VALUE      SHARES
                                                        NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 13                                               ($000)            $            (000'S)
-----------                                             ----------   ---------------   -----------


(1) WM CALIFORNIA MUNICIPAL FUND.........  -- Class A     249,169         11.09           22,470
(Acquired Fund)                            -- Class B     147,670         11.09           13,317
                                           -- Class C       3,968         11.09              358
                                           -- TOTAL       400,807                         36,145
(2) PIF CALIFORNIA MUNICIPAL FUND........  -- Class A          --            --               --
(Acquiring Fund)                           -- Class B          --            --               --
                                           -- Class C          --            --               --
                                           -- TOTAL            --                             --
(3) PIF CALIFORNIA MUNICIPAL FUND........  -- Class A     249,070         11.08           22,470
(Acquiring Fund)                           -- Class B     147,613         11.08           13,317
(Pro forma assuming combination            -- Class C       3,967         11.08              358
of (1) and (2))*                           -- TOTAL       400,650            --           36,145


--------

    * The pro forma figures for net assets have been adjusted to reflect an expected change prior to the Reorganization in the method by which the Acquired Fund values its debt securities of U.S. issuers (including municipal securities) and certain other securities for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by the Acquiring Fund. Bid prices are lower than the mean of the bid and asked prices and, accordingly, this change is expected to decrease the net asset values of the Acquired Fund. See "Purchases, Redemptions and Exchanges of Shares -- Purchases" above.

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 14                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM GROWTH FUND...............  -- Class A                      143,023        16.62            8,604
(Acquired Fund)                    -- Class B                       88,870        14.81            6,000
                                   -- Class C                        2,767        14.96              185
                                   -- Class I                    2,144,581        17.34          123,655
                                   -- Class R-1                         --        16.62               --
                                   -- Class R-2                         --        16.62               --
                                   -- TOTAL                      2,379,241                       138,444
(2) PIF LARGECAP GROWTH FUND.....  -- Class A                      290,286         7.74           37,519
(Acquiring Fund)                   -- Class B                       33,432         7.69            4,346
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)      393,337         7.76           50,697
                                   -- Select                        11,509         7.95            1,447
                                   -- Preferred                     22,983         7.85            2,928
                                   -- Advisors Select                8,693         7.68            1,131
                                   -- Advisors Signature             4,067         7.68              530
                                   -- Advisors Preferred            27,042         8.02            3,372
                                   -- Class J                       29,611         7.42            3,990
                                   -- TOTAL                        820,960                       105,960
(3) PIF LARGECAP GROWTH FUND.....  -- Class A                      433,309         7.74           55,997
(Acquiring Fund)                   -- Class B                      122,302         7.69           15,903
(Pro forma assuming combination    -- Class C                        2,767         7.76              357
of (1) and (2))                    -- Class I (Institutional)    2,537,918         7.76          327,061
                                   -- Select                        11,509         7.95            1,447
                                   -- Preferred                     22,983         7.85            2,928
                                   -- Advisors Select                8,693         7.68            1,131
                                   -- Advisors Signature             4,067         7.68              530
                                   -- Advisors Preferred            27,042         8.02            3,372
                                   -- Class J                       29,611         7.42            3,990
                                   -- TOTAL                      3,200,201                       412,716

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 15                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM INTERNATIONAL GROWTH
  FUND...........................  -- Class A                      105,830        12.90            8,203
(Acquired Fund)                    -- Class B                       10,328        12.33              838
                                   -- Class C                        3,972        12.16              327
                                   -- Class I                    1,107,417        12.97           85,389
                                   -- Class R-1                         --        12.90               --
                                   -- Class R-2                         --        12.90               --
                                   -- TOTAL                      1,227,547                        94,757
(2) PIF DIVERSIFIED INTERNATIONAL
  FUND...........................  -- Class A                      367,162        14.25           25,770
(Acquiring Fund)                   -- Class B                       51,433        14.22            3,618
                                   -- Class C                           --           --               --
                                   -- Class I (Institutional)       44,550        14.23            3,130
                                   -- Select                         7,483        14.35              521
                                   -- Preferred                     38,426        14.23            2,700
                                   -- Advisors Select               16,999        14.10            1,206
                                   -- Advisors Signature             2,279        14.17              161
                                   -- Advisors Preferred            34,715        14.19            2,447
                                   -- Class J                      166,678        14.12           11,802
                                   -- TOTAL                        729,725                        51,355
(3) PIF DIVERSIFIED INTERNATIONAL
  FUND...........................  -- Class A                      472,992        14.25           33,197
(Acquiring Fund)                   -- Class B                       61,761        14.22            4,344
(Pro forma assuming combination    -- Class C                        3,972        14.23              279
of (1) and (2))                    -- Class I (Institutional)    1,151,967        14.23           80,953
                                   -- Select                         7,483        14.35              521
                                   -- Preferred                     38,426        14.23            2,700
                                   -- Advisors Select               16,999        14.10            1,206
                                   -- Advisors Signature             2,279        14.17              161
                                   -- Advisors Preferred            34,715        14.19            2,447
                                   -- Class J                      166,678        14.12           11,802
                                   -- TOTAL                      1,957,272                       137,610




                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 16                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM SHORT TERM INCOME FUND....  -- Class A                      32,653          2.30           14,181
(Acquired Fund)                    -- Class B                      19,725          2.30            8,566
                                   -- Class C                       7,876          2.30            3,419
                                   -- Class I                     195,320          2.30           84,809
                                   -- Class R-1                        --          2.30               --
                                   -- Class R-2                        --          2.30               --
                                   -- TOTAL                       255,574                        110,975
(2) PIF SHORT-TERM INCOME FUND...  -- Class A                          --            --               --
(Acquiring Fund)                   -- Class C                          --            --               --
                                   -- Class I (Institutional)          --            --               --
                                   -- TOTAL                            --                             --
(3) PIF SHORT-TERM INCOME FUND...  -- Class A                      52,378          2.30           22,747
(Acquiring Fund)                   -- Class C                     195,320          2.30            3,419
(Pro forma assuming combination    -- Class I (Institutional)     255,574          2.30           84,809
of (1) and (2))                    -- TOTAL                       503,272                        110,975

                                                                             NET ASSET VALUE      SHARES
                                                                NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 17                                                       ($000)            $            (000'S)
-----------                                                     ----------   ---------------   -----------


(1) WM SMALL CAP GROWTH FUND.....  -- Class A                     120,439         16.02            7,520
(Acquired Fund)                    -- Class B                      10,030         13.88              723
                                   -- Class C                       1,485         14.10              105
                                   -- Class I                     294,459         16.62           17,712
                                   -- Class R-1                        --         16.01               --
                                   -- Class R-2                        --         16.01               --
                                   -- TOTAL                       426,413                         26,060
(2) PIF SMALLCAP GROWTH FUND.....  -- Class A                          --            --               --
(Acquiring Fund)                   -- Class B                          --            --               --
                                   -- Class C                          --            --               --
                                   -- Class I (Institutional)       6,121          9.33              656
                                   -- Select                           48          9.53                5
                                   -- Preferred                       339          9.57               35
                                   -- Advisors Select                 727          9.31               78
                                   -- Advisors Signature               30          9.20                3
                                   -- Advisors Preferred               70          9.39                7
                                   -- Class J                      36,630          8.87            4,130
                                   -- TOTAL                        43,965                          4,914
(3) PIF SMALLCAP GROWTH FUND.....  -- Class A                     120,439          9.33           12,909
(Acquiring Fund)                   -- Class B                      10,030          9.33            1,075
(Pro forma assuming combination    -- Class C                       1,485          9.33              159
of (1) and (2))                    -- Class I (Institutional)     300,580          9.33           32,216
                                   -- Select                           48          9.53                5
                                   -- Preferred                       339          9.57               35
                                   -- Advisors Select                 727          9.31               78
                                   -- Advisors Signature               30          9.20                3
                                   -- Advisors Preferred               70          9.39                7
                                   -- Class J                      36,630          8.87            4,130
                                   -- TOTAL                       470,378                         50,617




                                                                      NET ASSET VALUE      SHARES
                                                         NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 18                                                ($000)            $            (000'S)
-----------                                              ----------   ---------------   -----------


(1) WM BALANCED PORTFOLIO...............  -- Class A      2,383,520        14.13          168,668
(Acquired Fund)                           -- Class B      1,475,448        14.10          104,665
                                          -- Class C        868,564        14.02           61,930
                                          -- Class R-1           24        14.12                2
                                          -- Class R-2           --        14.12               --
                                          -- TOTAL        4,727,556                       335,265
(2) PIF SAM BALANCED PORTFOLIO..........  -- Class A             --           --               --
(Acquiring Fund)                          -- Class B             --           --               --
                                          -- Class C             --           --               --
                                          -- TOTAL               --                            --
(3) PIF SAM BALANCED PORTFOLIO..........  -- Class A      2,383,544        14.13          168,670
(Acquiring Fund)                          -- Class B      1,475,448        14.10          104,665
(Pro forma assuming combination           -- Class C        868,564        14.02           61,930
of (1) and (2))                           -- TOTAL        4,727,556                       335,265

                                                                            NET ASSET VALUE      SHARES
                                                               NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 19                                                      ($000)            $            (000'S)
-----------                                                    ----------   ---------------   -----------


(1) WM CONSERVATIVE BALANCED
  PORTFOLIO .................  -- Class A                        314,467         10.87           28,924
(Acquired Fund)                -- Class B                        173,052         10.85           15,945
                               -- Class C                        170,822         10.81           15,803
                               -- Class R-1                           --         10.86               --
                               -- Class R-2                           --         10.86               --
                               -- TOTAL                          658,341                         60,672
(2) PIF SAM CONSERVATIVE
  BALANCED PORTFOLIO ........  -- Class A                             --            --               --
(Acquiring Fund)               -- Class B                             --            --               --
                               -- Class C                             --            --               --
                               -- TOTAL                               --                             --
(3) PIF SAM CONSERVATIVE
  BALANCED PORTFOLIO ........  -- Class A                        314,467         10.87           28,924
(Acquiring Fund)               -- Class B                        173,052         10.85           15,945
(Pro forma assuming
  combination                  -- Class C                        170,822         10.81           15,803
of (1) and (2))                -- TOTAL                          658,341                         60,672




                                                                            NET ASSET VALUE      SHARES
                                                               NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 20                                                      ($000)            $            (000'S)
-----------                                                    ----------   ---------------   -----------


(1) WM CONSERVATIVE GROWTH
  PORTFOLIO .................  -- Class A                       1,814,922        15.92          114,019
(Acquired Fund)                -- Class B                       1,136,051        15.42           73,684
                               -- Class C                         887,057        15.31           57,938
                               -- Class R-1                           162        15.92               10
                               -- Class R-2                            --        15.92               --
                               -- TOTAL                         3,838,192                       245,641
(2) PIF SAM CONSERVATIVE
  GROWTH PORTFOLIO ..........  -- Class A                              --           --               --
(Acquiring Fund)               -- Class B                              --           --               --
                               -- Class C                              --           --               --
                               -- TOTAL                                --                            --
(3) PIF SAM CONSERVATIVE
  GROWTH PORTFOLIO ..........  -- Class A                       1,815,084        15.92          114,019
(Acquiring Fund)               -- Class B                       1,136,051        15.42           73,684
(Pro forma assuming
  combination                  -- Class C                         887,057        15.31           57,938
of (1) and (2))                -- TOTAL                         3,838,192           --          245,641

                                                                           NET ASSET VALUE      SHARES
                                                              NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 21                                                     ($000)            $            (000'S)
-----------                                                   ----------   ---------------   -----------


(1) WM FLEXIBLE INCOME PORTFOLIO ............  -- Class A       436,956         11.33           38,565
(Acquired Fund)                                -- Class B       350,457         11.31           30,976
                                               -- Class C       155,152         11.26           13,780
                                               -- Class R-1          --         11.32               --
                                               -- Class R-2          --         11.32               --
                                               -- TOTAL         942,565                         83,321
(2) PIF SAM FLEXIBLE INCOME PORTFOLIO .......  -- Class A            --            --               --
(Acquiring Fund)                               -- Class B            --            --               --
                                               -- Class C            --            --               --
                                               -- TOTAL              --                             --
(3) PIF SAM FLEXIBLE INCOME PORTFOLIO........  -- Class A       436,956         11.33           38,565
(Acquiring Fund)                               -- Class B       350,457         11.31           30,976
(Pro forma assuming combination                -- Class C       155,152         11.26           13,780
of (1) and (2))                                -- TOTAL         942,565            --           83,321




                                                                           NET ASSET VALUE      SHARES
                                                              NET ASSETS      PER SHARE      OUTSTANDING
PROPOSAL 22                                                     ($000)            $            (000'S)
-----------                                                   ----------   ---------------   -----------


(1) WM STRATEGIC GROWTH PORTFOLIO............  -- Class A      1,055,180        17.59           59,980
(Acquired Fund)                                -- Class B        736,887        16.73           44,033
                                               -- Class C        528,238        16.78           31,489
                                               -- Class R-1            6        17.59               --
                                               -- Class R-2           --        17.59               --
                                               --TOTAL         2,320,311                       135,502
(2) PIF SAM STRATEGIC GROWTH PORTFOLIO ......  -- Class A             --           --               --
(Acquiring Fund)                               -- Class B             --           --               --
                                               -- Class C             --           --               --
                                               --TOTAL                --                            --
(3) PIF SAM STRATEGIC GROWTH PORTFOLIO ......  -- Class A      1,055,186        17.59           59,980
(Acquiring Fund)                               -- Class B        736,887        16.73           44,033
(Pro forma assuming combination                -- Class C        528,238        16.78           31,489
of (1) and (2))                                --TOTAL         2,320,311           --          135,502

            COMPARATIVE INFORMATION ABOUT THE WM FUNDS AND PIF FUNDS

                  DISTRIBUTION PLANS AND ADDITIONAL INFORMATION
                       REGARDING INTERMEDIARY COMPENSATION

     The information in this section pertains to the Acquiring Funds. Comparative information about the WM Funds is described in the WM Prospectus, which has been incorporated herein by reference.

     The information in this section ("Distribution Plans and Additional Information Regarding Intermediary Compensation") is not effective until the date of the Reorganization.

     Each of the Acquiring Funds has adopted a 12b-1 Plan for the Class A (except the PIF Money Market Fund), Class B, and Class C shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to Princor Financial Services Corporation ("Princor") for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The principal underwriter or distributor for PIF is Princor Financial Services Corporation ("Princor"), a wholly owned subsidiary of PFG. The term "Distributor" as used in this section refers to Princor.

     The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above share classes of the Acquiring Funds is set forth below:


                                                   MAXIMUM ANNUALIZED RULE 12B-1 FEE
SHARE CLASS                                               PIF ACQUIRING FUNDS
-----------                                        ---------------------------------


Class A(1).......................................                 0.25%
Class B..........................................                 1.00%
Class C..........................................                 1.00%


--------

  (1) Class A shares of the PIF Money Market Funds are not subject to Rule 12b-1 fees.

     Class I shares of the Acquiring Funds are not subject to Rule 12b-1 fees.

     Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

     Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquiring Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Acquiring Funds and/or providing services to the Acquiring Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Commissions, Finders' Fees and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more. The Distributor may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. Please see Appendix "E" for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

     In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

     In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

     Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Acquiring Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Acquiring Funds on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Acquiring Funds so that they can provide suitable information and advice about the Acquiring Funds and related investor services.

     Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Acquiring Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

     Principal also offers revenue sharing payments related to WM SAM shares purchased prior to March 1, 2006, referred to as "Advisor Paid Fees," to all financial intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A and Class B shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.25% of the average net assets of Class C shares purchased prior to March 1, 2006 of the Portfolios serviced by such intermediaries. These payments are made from Principal's profits and may be passed on to your Investment Representative at the discretion of his or her financial intermediary firm. These payments may have created an incentive for the financial intermediaries and/or Investment Representatives to recommend or offer shares of the Portfolios over other investment alternatives.

     Payments in Connection with the Transaction. In connection with the Transaction, New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal Management Corporation ("PMC") with respect to each of the first four years following the closing of the Transaction in the event that aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquiring Funds) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year, which could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. AS A RESULT, WM FINANCIAL SERVICES, INC. (AND/OR ITS AFFILIATES) WILL HAVE AN ADDITIONAL INCENTIVE TO SELL PRINCIPAL PRODUCTS (INCLUDING SHARES OF THE ACQUIRING FUNDS) FOLLOWING THE CLOSING OF THE TRANSACTION.

     IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR INVESTMENT REPRESENTATIVE AND HIS OR HER FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR INVESTMENT REPRESENTATIVE OR HIS OR HER FINANCIAL INTERMEDIARY RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT SHARE CLASS.

     Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Acquiring Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

     As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Acquiring Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:



Advantage Capital Corporation              Mutual Service Corporation
Advest, Inc.                               National Financial Services Corp.
A.G. Edwards & Sons, Inc.                  National Investors Corporation
AIG Advisors, Inc.                         National Planning Corporation
American Portfolios Financial Services,    NFP Securities, Inc.
  Inc.
Ameriprise Financial Services Corp.        Oppenheimer & Co., Inc.
Associated Financial Group                 Pacific Select Distributors, Inc.
Associated Securities Corp.                Pershing
AXA Advisors, LLC                          Piper Jaffray & Co.
Cadaret, Grant & Co., Inc.                 ProEquities, Inc.
Charles Schwab & Co., Inc.                 Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.             Prudential Investment Management
                                           Services, LLC
Commonwealth Financial Network             Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC           Raymond James Financial Services, Inc.
FFP Securities, Inc.                       RBC Dain Rauscher, Inc.
FSC Securities Corporation                 Royal Alliance Associates, Inc.
G.A. Repple & Company                      Scottrade, Inc.
H. Beck, Inc.                              Securities America, Inc.
INVEST Financial Corporation               Sentra Securities Corp./Spelman and Co.,
                                           Inc.
Investacorp, Inc.                          SII Investments, Inc.
Investment Advisors & Consultants, Inc.    Sorrento Pacific Financial, LLC
Investment Centers of America, Inc.        Southwest Securities, Inc.
Janney Montgomery Scott, LLC               SunAmerica Securities, Inc.
Jefferson Pilot Securities Corporation     Triad Advisors, Inc.
Linsco/Private Ledger Corp.                UBS Financial Services, Inc.
McDonald Investments, Inc.                 United Planners' Financial Services of
                                           America
Merrill Lynch, Pierce, Fenner & Smith      Wachovia Securities, LLC
  Inc.
M.L. Stern & Co.                           WM Financial Services, Inc.
Morgan Stanley Dean Witter, Inc.           Waterstone Financial Group, Inc.

     To obtain a current list of such firms, call 1-800-247-4123.

     Although an Acquiring Fund may use brokers who sell shares of the Acquiring Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Acquiring Funds have adopted procedures to ensure that the sale of Fund shares is not considered when selecting brokers to effect portfolio transactions.

     Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

     Transfer Agency and Retirement Plan Services. PMC or its subsidiary acts as the transfer agent for the Acquiring Funds. As such, each registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     THE AMOUNTS PAID TO FINANCIAL INTERMEDIARIES AND PLAN RECORDKEEPERS FOR SUB-TRANSFER AGENCY AND RECORDKEEPING SERVICES, AND THEIR RELATED SERVICE REQUIREMENTS MAY VARY ACROSS FUND GROUPS AND SHARE CLASSES. THIS MAY CREATE AN INCENTIVE FOR FINANCIAL INTERMEDIARIES AND THEIR INVESTMENT REPRESENTATIVES TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER OR ONE CLASS OF SHARES OVER ANOTHER.

                 PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are substantially similar.

PURCHASES

     Shares of each Acquired and Acquiring Fund are offered for sale at their net asset value (NAV) next computed after receipt of a purchase order, plus any applicable initial sales charge. The NAV of shares of each class of shares of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading). The NAV is determined at the close of business of the NYSE (normally 4:00 p.m. New York Time).

     For each Acquired and Acquiring Fund, except the two money market funds -- the WM Money Market Fund and the PIF Money Market Fund -- the NAV is calculated by:

     - taking the current market value of the total assets of the Fund;

     - subtracting liabilities of the Fund;

     - dividing the remainder proportionately into the classes of the Fund;

     - subtracting the liability of each class; and

     - dividing the remainder by the total number of shares owned in that class.

     If current market values are not readily available for a security owned by an Acquired or Acquiring Fund, the fair value of the security is determined by, or under procedures established by and under the supervision of, respectively, the Board of Trustees of the WM Funds or the PIF Board of Directors. Fair value pricing is applied when reliable market quotations are unavailable, including when the closing price of portfolio securities primarily traded in foreign markets are deemed to be substantially inaccurate at the close of the NYSE.

     In connection with the proposed Reorganization, it is expected that each Acquired Fund will, after shareholder approval of the relevant Combination, change the method by which it values its debt securities of U.S. issuers (including municipal securities), over-the-counter securities that are not traded through the NASDAQ National Market System, U.S. government securities and securities primarily traded on a U.S. exchange for which there were no sales during the day (and no official closing price on such day) for purposes of determining its net asset value from the mean of the bid and asked prices for such securities to the bid prices for such securities, which is the methodology used by each Acquiring Fund to value its portfolio securities. Bid prices are lower than the mean of bid and asked prices. Accordingly, this change is expected to decrease the net asset values of Acquired Funds that invest significantly in such securities, such as the High Yield Fund, the Tax-Exempt Bond Fund, the California Insured Intermediate Fund, the California Municipal Fund and the Income Fund. See "Capitalization" above. Conforming the valuation methodologies of the Acquired Funds to those of the Acquiring Funds will ensure that shareholders who buy or sell shares immediately before or after the Combination will do so at net asset values that are computed similarly.

     Money Market Funds. The share price of each class of shares of the two money market funds -- the WM Money Market Fund and the PIF Money Market
Fund -- is generally determined at the same time and on the same days as the other Acquired and Acquiring Funds as described above (however, under unusual market conditions, the WM Money Market Fund may determine the NAV of its shares on days on which the NYSE is not open for regular trading). The share price is computed by dividing the total value of each Fund's securities and other assets, less liabilities, by the number each Fund's shares outstanding.

     All securities held by the Money Market Funds are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security. Use of the amortized cost valuation method requires each of the Money Market Funds to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each of the Money Market Funds invests only in obligations determined by its Trustees or Board of Directors or their delegates, as applicable, to be of high quality with minimal credit risks.

     Payment. Payment for shares of the Acquired and Acquiring Funds purchased is generally made in cash. However, the WM Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Acquired Fund shares at the applicable NAV. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Acquired Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described above.

REDEMPTIONS

     Shares of the Acquired and Acquiring Funds may be redeemed at a price equal to their NAV next computed following the receipt of a request for redemption. The amount received will be reduced by any applicable CDSC or redemption fee.

     Distributions in Kind. Payment for shares of the Acquired and Acquiring Funds tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the WM Funds and the PIF Board of Directors may determine that it would be detrimental to the remaining shareholders of, respectively, an Acquired or Acquiring Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Acquired and Acquiring Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Acquired and Acquiring Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described above.

     The right to require the Acquired and Acquiring Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

     Redemption Fee -- PIF Funds. A redemption of Class A, Class B or Class C shares from any of the PIF Funds, including a redemption by way of exchange, made within 30 days of any purchase will be subject to a redemption fee of 1.00% of the redemption proceeds (in addition to any applicable CDSC). Redemption fees will not be applied to shares acquired in the Reorganization.

     Redemption Fee -- WM International Growth Fund. A redemption from the WM International Growth Fund, including a redemption by way of exchange, made within 90 days of any purchase by the shareholders of Class A, B and C shares of the WM International Growth Fund will be subject to a redemption fee equal to 2.00% of the redemption proceeds (in addition to any applicable CDSC).

EXCHANGES

     Except as otherwise described below, shares of the Acquired and Acquiring Funds may be exchanged, without payment of a sales charge or a CDSC, for shares of the same class of, respectively, other Acquired or Acquiring Funds. Exchanges are made at the relative NAVs of the shares being exchanged next determined after receipt of an exchange request. All exchanges are subject to any applicable minimum investment requirements of the Fund being acquired and to the legal availability of shares of that Fund in the shareholder's state of residence.

     If Class B shares of an Acquired Fund or Acquiring Fund are exchanged for Class B shares of, respectively, another Acquired Fund or Acquiring Fund, the shares acquired will be subject to the applicable CDSC imposed by the new Fund; however, the holding period of the Class B shares exchanged is added to the holding period of the Class B shares acquired for purposes of determining the applicable charge.

     Redemption fees may be imposed in connection with certain exchanges of shares. See "Redemptions" above.

     WM Money Market Fund. Class A shares of the WM Money Market Fund exchanged for Class A shares of another Acquired Fund will be subject to such other Acquired Fund's sales charge unless the shares exchanged had previously been obtained by exchange of shares of an Acquired Fund that imposes an initial sales charge on Class A shares.

     Class A shares of the WM Money Market Fund may be exchanged for Class B or Class C shares of another Acquired Fund. Following such exchange, the shares received will be subject to the CDSC schedule applicable the Class B or Class C shares purchased.

     PIF Money Market Fund. Class A shares of the PIF Money Market Fund may be exchanged into:

     - Class A shares of other PIF Funds (including the other Acquiring Funds).

       - If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.

       - If Money Market Fund shares were acquired by (1) exchange from other PIF Funds, (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

     - Class B shares of other PIF Funds (including the other Acquiring Funds) -- subject to the applicable CDSC.

MARKET TIMING

     Neither the Acquired Funds nor the Acquiring Funds are intended for "market timing" or other forms of abusive short term trading, and frequent traders should not purchase shares of the Funds. Frequent purchases and redemptions of shares of a fund pose a risk to the fund because they may:

     - disrupt the management of the fund by

       - forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

       - causing unplanned portfolio turnover;

     - hurt the portfolio performance of the funds; and

     - increase expenses of the funds due to:

       - increased broker-dealer commissions; and

       - increased recordkeeping and related costs.

     Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those funds that invest in foreign securities, such as the WM International Growth Fund and the PIF Diversified International Fund, may appeal to investors attempting to take advantage of time-zone arbitrage.

     The Board of Trustees of the WM Funds and the PIF Board of Directors have adopted policies and procedures with respect to frequent purchases and redemptions of shares of, respectively, the Acquired Funds and the Acquiring (and other PIF) Funds. The policies and procedures with respect to the Acquired Funds are described in the WM Prospectus. The policies and procedures with respect to the Acquiring Funds, which will apply to the combined funds following the Reorganization, are described below.

     The PIF Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the funds. The Board of Directors of PIF has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the funds. The funds monitor trading activity to identify and take action against abuses. While PIF's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PIF will identify and prevent abusive trading in all instances. When PIF does identify abusive trading, it will apply PIF's policies and procedures in a fair and uniform manner. If PIF is not able to identify such abusive trading practices, the abuses described above may negatively impact the funds.

     Currently the funds, except the Money Market Fund, impose an excessive trading fee on redemptions of $30,000 or more of Class A, Class B or Class C shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the funds.

     In addition, if PMC or a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

     - increasing the redemption fee to 2%, or such higher amount as may be permitted by law;

     - increasing the redemption fee period from 30 days to as much as 90 days;

     - applying the redemption fee to redemptions of less than $30,000;

     - limiting the number of permissible exchanges available to shareholders identified as "excessive traders";

     - taking such other action as directed by the fund; and

     - requiring exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted).

     The PIF Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, PIF will reverse the exchange and return the account holdings to the positions held prior to the exchange. PIF will give the shareholder that requested the exchange notice in writing in this instance.

                           DIVIDENDS AND DISTRIBUTIONS

     The Acquired Funds and Acquiring Funds (except the WM and PIF Money Market Funds) declare and distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses) monthly ("M"), quarterly ("Q") or annually ("A") as follows:


WM ACQUIRED FUND (1)                 M*    Q     A     CORRESPONDING PIF ACQUIRING FUND    M*    Q     A
--------------------                ---   ---   ---    --------------------------------   ---   ---   ---


WM Trust I:
Equity Income Fund...............          X          Equity Income Fund I.............          X
Growth & Income Fund.............                X    Disciplined LargeCap Blend Fund..                X
High Yield Fund..................    X*               High Yield Fund II...............    X*
Income Fund......................    X*               Income Fund......................    X*
Mid Cap Stock Fund...............                X    MidCap Stock Fund................                X
REIT Fund........................          X          Real Estate Securities Fund......          X
Small Cap Value Fund.............                X    SmallCap Value Fund..............                X
Tax-Exempt Bond Fund.............    X*               Tax-Exempt Bond Fund I...........    X*
U.S. Government Securities Fund..    X*               Mortgage Securities Fund.........    X*
West Coast Equity Fund...........                X    West Coast Equity Fund...........                X
WM Trust II:
California Insured Intermediate
  Municipal Fund.................    X*               California Insured Intermediate      X*
                                                        Municipal Fund.................
California Municipal Fund........    X*               California Municipal Fund........    X*
Growth Fund......................                X    LargeCap Growth Fund.............                X
International Growth Fund........                X    Diversified International Fund...                X
Short Term Income Fund...........    X*               Short-Term Income Fund...........    X*
Small Cap Growth Fund............                X    SmallCap Growth Fund.............                X
WM SAM Portfolios:
Balanced Portfolio...............          X          SAM Balanced Portfolio...........          X
Conservative Balanced Portfolio..          X          SAM Conservative Balanced                  X
                                                        Portfolio......................
Conservative Growth Portfolio....          X          SAM Conservative Growth                    X
                                                        Portfolio......................
Flexible Income Portfolio........          X          SAM Flexible Income Portfolio....          X
Strategic Growth Portfolio.......                X    SAM Strategic Growth Portfolio                   X


--------

* Dividends are declared daily and paid monthly.

     Dividends from the WM Money Market Fund and PIF Money Market Fund are declared daily and paid monthly.

     Each of the Acquired Funds reserves the right to declare and pay dividends less frequently than as stated above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

     The Acquired and Acquiring Funds distribute net realized capital gains, if any, at least annually.

     Generally, unless a shareholder chooses another option, dividends and capital gain distributions are reinvested, without any sales charge, in additional shares of the Acquired or Acquiring Fund from which the distribution is made.

     Immediately prior to the Reorganization, each of the Acquired Funds which will be combining with an Existing Acquiring Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Effective Time of the

Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the shareholders of the Acquired Funds.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     WM I, WM II and WM SAM on behalf of their respective Acquired Funds, and PIF on behalf of each of the Acquiring Funds, have adopted "fundamental" investment restrictions regarding the investments of the respective Funds. A fundamental investment restriction may not be changed for any Fund without the approval of a Majority of the Outstanding Voting Securities (as defined under "Voting Information -- Required Vote" ) of that Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.

     Substantially the same fundamental restrictions apply to all the Acquiring Funds. Fundamental restrictions dealing with the same matters apply to most of the Acquired Funds, but with a number of variations among the different Acquiring Funds. In addition, there are certain fundamental restrictions that only apply to certain of the Acquired Funds and not to any of the Acquiring Funds. A comparison of the fundamental restrictions of the Acquired and Acquiring Funds is set forth in Appendix B to this Proxy Statement/Prospectus.

     The Acquired Funds (and in some cases their predecessor funds) adopted fundamental restrictions from time to time over a period of several years to reflect legal and regulatory requirements -- particularly state securities law requirements -- that applied at that time but no longer do, as well as business and industry conditions that then prevailed. With changes in legal requirements and prevailing conditions, some of these fundamental investment restrictions are no longer necessary and others are more typically styled as "non-fundamental" investment restrictions which may be changed by the Board of Trustees or Board of Directors of a Fund without shareholder approval. The fundamental restrictions of the Acquiring Funds and their substantial uniformity for all Acquiring Funds reflect updating changes that were made recently to eliminate those kinds of fundamental investment restrictions and to provide PMC and the respective sub-advisors to the Acquiring Funds with greater flexibility in managing the Funds while continuing to meet fully the requirements of the 1940 Act and the rules and regulations thereunder. Aside from such greater flexibility, the differences in fundamental restrictions between an Acquired Fund and its corresponding Acquiring Fund as set forth in Appendix B are not expected to result in any material difference in the manner in which the Acquiring Fund is managed as compared to its corresponding Acquired Fund.

       PROPOSALS RELATING TO PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

                                   PROPOSAL 23

                    APPROVAL OF PROPOSED ADVISORY AGREEMENTS
                                 (ALL WM FUNDS)

     At the Meeting, shareholders of each of the WM Funds will be asked to approve a proposed investment advisory agreement for the fund with WMA (each a "Proposed Advisory Agreement" and, collectively, the "Proposed Advisory Agreements"). WMA is currently the investment advisor for each of the WM Funds and, under the current investment advisory agreements (each a "Current Advisory Agreement" and, collectively, the "Current Advisory Agreements"), is responsible for the overall investment strategy of each fund and its implementation. The date of the Current Advisory Agreement for each of the funds, and the date on which it was last approved by shareholders and approved for continuance by the Board of Trustees, is provided in Appendix H hereto.

     The Board of Trustees is proposing a Proposed Advisory Agreement for each of the WM Funds because the Current Advisory Agreements will terminate upon the closing of the Transaction (described below). As required by the 1940 Act, each Current Advisory Agreement provides for automatic termination upon its "assignment." Under the 1940 Act, a change in control of an investment adviser constitutes an "assignment." The closing of the Transaction will result in the assignment of the Current Advisory Agreements, and their automatic termination. Therefore, as described below, shareholders of each of the WM Funds are being asked to approve a Proposed Investment Advisory Agreement with WMA for their fund. The Proposed Advisory Agreements will become effective as of the closing of the Transaction. If the closing of the Transaction does not take place, the Proposed Advisory Agreements will not become effective, and the Current Advisory Agreements will continue in effect.

BOARD CONSIDERATION

     The process undertaken, and the factors considered by the Board of Trustees, in approving the Proposed Advisory Agreements, are described below under "Consideration by the Board of Trustees of Proposed Advisory and Sub-Advisory Agreements."

THE TRANSACTION

     The Transaction, as defined and more fully described above under "Overview of the Reorganization," is the proposed acquisition by PFG and PMC, from WaMu, of all the outstanding stock of WMA pursuant to an agreement among such parties dated July 25, 2006. The Transaction contemplates the Reorganization providing for the combinations of the WM Funds into corresponding PIF Acquiring Funds which are the subjects of Proposals 1 through 22 above in this Proxy Statement/Prospectus. The consummation of the Reorganization is subject to the prior closing of the Transaction, and the closing of the Transaction, which is expected to occur in the fourth quarter of this calendar year, is subject to certain regulatory and other approvals as described above. After the Transaction, WMA will be a wholly-owned subsidiary of PMC.

     In anticipation of the Transaction, the Board of Trustees, had a number of telephonic and in-person meetings and met both formally and in informational sessions during July and August, 2006 for purposes of, among other things, considering whether it would be in the best interests of each of the WM Funds and its shareholders to approve the Proposed Advisory Agreement with WMA. The 1940 Act requires that the Proposed Advisory Agreements be approved by the funds' shareholders in order to become effective. At its meeting held on August 10-11, 2006, the Board of Trustees, including all the Independent Trustees, approved the Proposed Advisory Agreement for each of the WM Funds and recommended that shareholders of each fund approve the Proposed Advisory Agreement for that fund as being in the best interests of the fund and its shareholders.

     Interim Advisory Agreements. To avoid a potential "orphanage" with respect to the portfolio management of any WM Fund in the event that the closing of the Transaction takes place without such fund's shareholders having approved its Proposed Advisory Agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim advisory agreements with WMA for each of the WM Funds. Rule 15a-4, in relevant part, permits the appointment of an investment advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim advisory agreements for the WM

Funds are the same as the Proposed Advisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim advisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current Advisory Agreement, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the corresponding Proposed Advisory Agreement. If shareholders of a fund do not approve the Proposed Advisory Agreement, WMA will receive, for its services under the interim advisory agreement, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

SECTION 15(f) OF THE 1940 ACT

     In the agreement providing for the Transaction, PFG and WaMu have agreed to comply with Section 15(f) of the 1940 Act with respect to the Transaction.
Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Both the Board of Trustees of the WM Funds and the Board of Directors of PIF currently meet this test, and both are expected to do so after the Transaction is completed. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

THE PROPOSED INVESTMENT ADVISORY AGREEMENT

     As noted above, under the requirements of the 1940 Act, each of the WM Funds is required to enter into a proposed investment advisory agreement as a result of the Transaction. The Proposed Advisory Agreement for each fund is the same in all material respects as its Current Advisory Agreement. Under the Proposed Advisory Agreements, WMA will provide the same level of advisory services to each fund as provided under the Current Advisory Agreements, and the schedule of fees payable under a fund's Proposed Advisory Agreement will be identical to the schedule of fees currently payable by that fund under its Current Advisory Agreement.

DESCRIPTION OF PROPOSED AND CURRENT ADVISORY AGREEMENTS

     Set forth below is a general description of the terms of the Proposed and Current Advisory Agreements. As stated above, the Proposed Advisory Agreement for each fund is the same in all material respects as its Current Advisory Agreement, and the Proposed and Current Advisory Agreements for all the WM Funds are substantially the same. Copies of the forms of Proposed Advisory Agreements for the WM Funds are attached to this Proxy Statement/ Prospectus as Appendix I. For purposes of this description, the term "Trust" refers to WM I, WM II or WM SAM, as applicable.

     Fees. There is no change in the schedule of fees payable by any fund under its Proposed Advisory Agreement for investment advisory services. Under the Proposed and Current Advisory Agreements, each fund will pay WMA as full compensation for its services a monthly fee computed on the average daily net assets of the fund, minus, in the case of a fund having a Sub-Advisor, the monthly fee payable by the fund directly to its Sub-Advisor (or Sub-Advisors) pursuant to the relevant Sub-Advisory Agreement(s). The schedule of fee rates for each fund under its Proposed and Current Advisory Agreement are set forth in Appendix H to this Proxy Statement/Prospectus. Amounts paid by each fund to WMA, or to an affiliate of WMA, during the fund's last fiscal year are set forth in Appendix J.

     Under the Agreements, WMA, as agent for the funds, will allocate a portion of the fee paid by a fund to WMSS for administrative services, portfolio accounting and regulatory compliance systems. WMA also from time to time and in such amounts as it determines may allocate a portion of such fee to WMFD for facilitating fund distribution. This payment would be made from revenue which otherwise would be considered profit to WMA for its services.

     Investment Advisory Services. Each of the Proposed and Current Advisory Agreements for a WM Fund generally provides that, subject to the direction and control of the Board of Trustees, WMA will: (a) provide supervision of the fund's investments, furnish a continuous investment program for the fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the fund, and what portion of the assets will be invested or held as cash; (b) in the performance of its duties and obligations, act in conformity with the governing documents of the Trust and the investment policies of the fund as determined by the Board of Trustees; (c) determine the securities to be purchased or sold by the fund and place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by WMA. In executing portfolio transactions and selecting brokers or dealers, WMA will use its best efforts to seek on behalf of the fund the best overall terms available. In assessing the best overall terms available for any transaction, WMA may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. WMA is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if WMA determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of WMA to the fund and/or other accounts over which WMA exercises investment discretion.

     The Proposed and Current Advisory Agreements for each fund provide that the services of WMA are not exclusive to the fund, and WMA and its affiliates may render services to others.

     The Proposed and Current Advisory Agreements for each fund provide that WMA, at its expense, may select and contract with one or more investment advisors (the "Sub-Advisors") for the fund to perform some or all of the services for which WMA is responsible as described above. To the extent that more than one Sub-Advisor is selected for a fund, WMA will, in its sole discretion, determine the amount of the fund's assets allocated to each such Sub-Advisor.

     Payment of Expenses. The Proposed and Current Advisory Agreements provide that WMA will pay all expenses incurred by it in connection with its activities under the agreements, including the salaries and expenses of any of the officers or employees of WMA who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the funds and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the funds, and will provide the Trust with suitable office space. Other expenses to be incurred in the operation of the funds (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of WMA, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the funds' or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the funds or the Trust, as applicable, and any extraordinary expenses will be borne by the funds.

     Limitation on Liability. Under the Proposed and Current Advisory Agreements for each fund, WMA will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Duration and Termination. Each of the Proposed Advisory Agreements will have an initial term of two years from its effective date and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the applicable fund. Notwithstanding the foregoing, (a) each Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by either the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable fund) or WMA, on sixty (60) days prior written notice to the other and (b) will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Current Advisory Agreements contain the same provisions, although the initial dates of the agreements differ.

INFORMATION ABOUT WMA

     WMA is registered as an investment adviser under the Advisers Act and has been in the business of investment management since 1944. WMA is a wholly owned, indirect subsidiary of WaMu and its offices are located at 1201 Third Avenue, 8(th) Floor, Seattle, Washington 98101. If the Transaction is consummated, WMA will become a subsidiary of PMC, and its ultimate parent entity will be PFG.

     For information regarding the management of WMA, see Appendix K to this Proxy Statement/Prospectus. For information regarding other registered investment companies advised or sub-advised by WMA, including fee rates, see Appendix L to this Proxy Statement/Prospectus.

SHAREHOLDER APPROVAL

     To become effective with respect to a particular fund, the Proposed Advisory Agreement for that fund must be approved by a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the fund. If so approved by shareholders, the Proposed Advisory Agreement will become effective upon the closing of the Transaction. If the Proposed Advisory Agreement is not approved by a shareholders of a fund and the closing of the Transaction takes place, the Current Advisory Agreement will terminate upon such closing and the interim advisory agreement will become effective pending further action by the Board of Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT FOR THAT FUND.



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

                                   PROPOSAL 24

                  APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENTS
                                      WITH:

     (a) Van Kampen Asset Management

         - for each of the WM Tax-Exempt Bond Fund, California Insured Intermediate Municipal Fund and California Municipal Fund.

     (Shareholders of each such Fund will vote separately on this proposal)

     (b) Janus Capital Management LLC;

     (c) ClearBridge Advisors, LLC; and

     (d) OppenheimerFunds, Inc.

         - for the WM Growth Fund

        (Shareholders of the WM Growth Fund will vote on these proposals)

     (e) Capital Guardian Trust Company

         - for the WM International Growth Fund

  (Shareholders of the WM International Growth Fund will vote on this proposal)

     (f) Delaware Management Company; and

     (g) Oberweis Asset Management, Inc.

         - for the WM Small Cap Growth Fund

   (Shareholders of the WM Small Cap Growth Fund will vote on these proposals)

     WMA, the investment advisor for each of the WM Funds, has entered into one or more sub-advisory agreements (each a "Current Sub-Advisory Agreement" and, collectively, the "Current Sub-Advisory Agreements") with the sub-advisors named in the table below (the "Sub-Advisors"), pursuant to which the Sub-Advisors provide certain investment sub-advisory services to WMA with respect to the funds named below (the "Sub-Advised Funds"). The date of each Current Sub-Advisory Agreement, and the dates on which it was last approved by shareholders and its continuance approved by the Board of Trustees, are provided in Appendix H to this Proxy Statement/Prospectus. The fees which each Sub-Advised Fund pays to its Advisor(s) are offset against the fees the fund pays to WMA.


WM SUB-ADVISED FUND                                      SUB-ADVISOR(S)
-------------------                                      --------------


Tax-Exempt Bond Fund.....................  Van Kampen Asset Management ("Van
                                           Kampen")
California Insured Intermediate Municipal
  Fund...................................  Van Kampen
California Municipal Fund................  Van Kampen
Growth Fund..............................  Janus Capital Management LLC ("Janus");
                                           ClearBridge Advisors, LLC
                                           ("ClearBridge"); and OppenheimerFunds,
                                           Inc. ("Oppenheimer")
International Growth Fund................  Capital Guardian Trust Company ("CGTC")
Small Cap Growth Fund....................  Delaware Management Company ("Delaware");
                                           and Oberweis Asset Management, Inc.
                                           ("Oberweis")


     At the Meeting, in addition to approving a Proposed Advisory Agreement under Proposal 23 above, shareholders of each of the Sub-Advised Funds will be asked to approve a proposed sub-advisory agreement (each a "Proposed Sub-Advisory Agreement" and, collectively, the "Proposed Sub-Advisory Agreements") between WMA and each Sub-Advisor(s) for the fund. The terms of the proposed Proposed Sub-Advisory Agreements are the same in all material respects as those of the Current Sub-Advisory Agreements, including with respect to compensation. Copies of the forms of the Proposed Sub-Advisory Agreement for the Sub-Advisors are attached to this Proxy Statement/Prospectus as Appendix M.


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

     The Board of Trustees is proposing the Proposed Sub-Advisory Agreements for the Sub-Advised Funds because the closing of the Transaction discussed above will constitute a change in control of WMA, the advisor to each such fund, and pursuant to the terms of the Current Sub-Advisory Agreements, will result in their automatic termination.

     The schedule of fees payable to the Sub-Advisers under the Proposed Sub-Advisory Agreements will be the same as the schedule of fees currently payable to the Sub-Advisors under the corresponding Current Sub-Advisory Agreements. These fees are offset against the fees which the funds pay to WMA for advisory services. In addition, each Sub-Advisor will continue to provide the same sub-advisory services to its Sub-Advised Fund under the Proposed Sub-Advisory Agreements as provided under the Current Sub-Advisory Agreements. It is expected that sub-advisory services will continue to be provided by the same Sub-Advisor personnel under the Proposed Sub-Advisory Agreements as under the Current Sub-Advisory Agreements.

     The Proposed Sub-Advisory Agreements will become effective as of the closing of the Transaction. If the closing of the Transaction does not take place, the Proposed Sub-Advisory Agreements will not go into effect and the Current Sub-Advisory Agreements will continue in effect.

     Interim Sub-Advisory Agreements. To avoid a potential "orphanage" with respect to the portfolio management of any of the Sub-Advised Funds in the event of the closing of the Transaction without such fund's shareholders having approved its Proposed Sub-Advisory Agreement, the Board of Trustees has also, pursuant to Rule 15a-4 under the 1940 Act, approved interim sub-advisory agreements with the Sub-Advisors for each of the Sub-Advised Funds. Rule 15a-4, in relevant part, permits the appointment of an investment advisor or sub-advisor on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The interim sub-advisory agreements are the same as the Proposed Sub-Advisory Agreements except for differences reflecting the requirements of Rule 15a-4. Thus, each interim sub-advisory agreement will remain in effect for a period up to 150 days from the date of termination of its corresponding Current Sub-Advisory Agreement, and all compensation earned must be held in an interest-bearing escrow account pending shareholder approval of the Proposed Sub-Advisory Agreements. If shareholders do not approve a Proposed Sub-Advisory Agreement for a Sub-Advised Fund, the Sub-Advisor for that fund will receive, for its services under the interim sub-advisory agreement, the lesser of the costs it incurred in performing such services or the amount (including accrued interest) in the escrow account.

BOARD CONSIDERATION

     The process undertaken, and the factors considered by the Board of Trustees, in approving the Proposed Sub-Advisory Agreements are described below under "Consideration by the Board of Trustees of Proposed Advisory and Sub-Advisory Agreements."

DESCRIPTION OF PROPOSED AND CURRENT SUB-ADVISORY AGREEMENTS

     Set forth below is a general description of the terms of the Proposed and Current Sub-Advisory Agreements. As stated above, each Proposed Sub-Advisory Agreement is the same in all material respects as its Current Sub-Advisory Agreement, and the Proposed and Current Sub-Advisory Agreements for all the Sub-Advised Funds are substantially the same. Copies of the form of Proposed Sub-Advisory Agreement for each Sub-Advisor are attached to this Proxy Statement/Prospectus as Appendix M. For purposes of this description, the term "Trust" refers to WM I, WM II or WM SAM, as applicable.

     Investment Sub-Advisory Services. Each of the Proposed and Current Sub-Advisory Agreements has substantially the same provisions describing the investment sub-advisory services to be provided by the Sub-Advisor. Under each agreement, the Sub-Advisor, subject to the supervision of the Board of Trustees and WMA and with respect to the fund (or in the case of a co-Sub-Adviser, the portion of a fund managed by the Sub-Advisor), will (a) make investment decisions in accordance with the fund's investment objectives and policies as stated in the applicable WM prospectus and statement of additional information as then in effect; (b) place purchase and sale orders on behalf of the fund to effectuate the investment decisions made; (c) maintain books and records with respect to the securities transactions of the fund; (d) furnish to the Board of Trustees such periodic, regular and special reports as the Board may request; and (f) treat confidentially, and as proprietary information of the Trust, all records and other information relative to the fund and prior, present or potential shareholders, and refrain from using such records and information for any purpose other than performance of its responsibilities and duties under the agreements. In providing services in accordance with the foregoing, the Sub-Advisor will supervise the fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the funds' assets.

     Under the Proposed and Current Sub-Advisory Agreements, each Sub-Advisor, subject to the over-riding objective of obtaining the best possible execution of orders, will place all orders for the purchase and sale of securities for the fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. Purchase or sell orders for the fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that no advisory account will be favored by the Sub-Advisor over any other account and each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis. The Sub-Advisor will use its best efforts to obtain execution of fund transactions at prices which are advantageous to the fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer.

     The Proposed and Current Sub-Advisory Agreements for each Sub-Advised Fund provide that the services of the Sub-Advisor are not exclusive to the fund, and each Sub-Advisor and its affiliates may render services to others.

     Fees. Each Sub-Adviser receives a fee based on the average daily net assets of the Sub-Advised Fund.* The schedule of fees payable to the Sub-Advisors for investment advisory services under the Current Sub-Advisory Agreements is identical to the schedule of fees payable to the same Sub-Advisors under the Proposed Sub-Advisory Agreements. The schedule of fee rates for each Sub-Advised Fund under its Proposed and Current Sub-Advisory Agreements is set forth in Appendix H to this Proxy Statement/Prospectus. Amounts paid by each fund to its Sub-Advisor(s), or to an affiliate of such Sub-Advisor(s), during the fund's last fiscal year are set forth in Appendix J.

     Payment of Expenses. Under the Proposed and Current Sub-Advisory Agreements, each Sub-Advisor bears all expenses in connection with the performance of its services under the agreements, which expenses do not include brokerage fees or commissions in connection with the effectuation of securities transactions.

     Standard of Liability. Under each Proposed and Current Sub-Advisory Agreement, each Sub-Advisor is required to exercise its best judgment in rendering sub-advisory services. Except as may otherwise be provided by federal securities laws, the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.

     Term and Continuance. If approved by shareholders of a Sub-Advised Fund, each Proposed Sub-Advisory Agreement will continue for a period of two years from its effective date, and will continue thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information"), provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Proposed Sub-Advisory Agreement is terminable, without penalty, on 30 days' written notice, by WMA, the Board of Trustees or by vote of holders of a Majority of the Outstanding Voting Securities of majority of the fund's shares, or upon 60 days' written notice by the Sub-Advisor and will

----------
     * For purposes of determining sub-advisory fees: the assets of the Growth Fund are aggregated with the assets of the Growth Fund of WM Variable Trust, which has the same Sub-Advisor; the assets of the Small Cap Growth Fund are aggregated with the assets of the Small Cap Growth Fund of WM Variable Trust, which has the same Sub-Advisors; and the assets of the International Growth Fund are also subject to certain aggregation provisions, all of which are more fully described in the WM SAI.

terminate automatically upon any termination of the advisory agreement with WMA. Each Proposed Sub-Advisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Sub-Advisory Agreements contain the same provisions, although the initial dates of the agreements differ.

INFORMATION ABOUT THE SUB-ADVISORS

     Capital Guardian, with offices at 333 South Hope Street, Los Angeles, California 90071, is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Capital Guardian had aggregate assets under management of approximately $157.3 billion as of December 31, 2005.

     Delaware, with offices at 2005 Market Street, Philadelphia, Pennsylvania 19103, is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and its subsidiaries provide a broad range of investment services to both institutional and individual clients. As of September 30, 2005, DMH and its subsidiaries had approximately $107.6 billion in assets under management. DMH and Delaware are indirect, wholly owned subsidiaries, and are subject to the ultimate control of Lincoln National Corporation.

     Janus, with offices at 151 Detroit Street, Denver, Colorado 80206, is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2005, JCG's assets under management were approximately $148.5 billion.

     Oberweis, with offices at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a specialty investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advisory advice to funds, institutions, and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.

     Oppenheimer, with offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $200 billion in assets as of December 31, 2005, including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

     ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Legg Mason, Inc. ClearBridge was established in 2006, and together with its affiliates in London, Tokyo, and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

     Van Kampen, with offices at 1221 Avenue of the Americas, New York, New York 10020, is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of June 30, 2006, of approximately $438 billion.

     Each of the Sub-Advisors is registered as an investment advisor under the Advisers Act. For information regarding the management of each Sub-Advisor, see Appendix K to this Proxy Statement/ Prospectus. For information regarding other registered investment companies advised or sub-advised by the Sub-Advisors, including fee rates, see Appendix L to this Proxy Statement/Prospectus.

SHAREHOLDER APPROVAL

     To become effective with respect to a particular fund, the Proposed Sub-Advisory Agreement must be approved by a vote of a Majority of the Outstanding Voting Securities (as defined under "Voting Information") of the fund. If so approved by shareholders, the Proposed Sub-Advisory Agreement will become effective upon the closing of the Transaction. If the Proposed Sub-Advisory Agreement is not approved by a shareholders of a fund and the closing of the Transaction takes place, the Current Sub-Advisory Agreement will terminate upon such closing and the interim sub-advisory agreement will become effective pending further action by the Board of Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED FUND VOTE "FOR" THE APPROVAL OF THE APPLICABLE PROPOSED SUB-ADVISORY AGREEMENT(S).

                     CONSIDERATION BY THE BOARD OF TRUSTEES
                OF PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

     In connection with the August 2006 approval of the Proposed Advisory and Sub-Advisory Agreements, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the corresponding Current Advisory and Sub-Advisory Agreements in May 2006, as supplemented by expense and performance information provided by Lipper Inc. for periods ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006 which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by PFG that, subsequent to its acquisition of WMA in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the WM Funds by WMA; the fact that the substantive terms of the Proposed Advisory and Sub-Advisory Agreements, including the advisory and sub-advisory fees payable thereunder, were not changing as a result of the acquisition; and representations by PFG that no changes were expected in either the WMA investment professionals who would be providing services to the Funds or the amount of time and attention that would be devoted by such investment professionals to the funds.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the WM Funds' advisory agreements. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the advisory agreements. In May 2006, the Board and the Independent Trustees approved the continuation of the Trust's Current Advisory and Sub-Advisory Agreements with, respectively, WMA each of the Sub-Advisors (the "Agreements"), in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

     Review Process. The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the WM Funds and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of WMA and in private session with independent legal counsel at which no representatives of WMA were present. The Committee, in deciding to recommend continuation of the Agreements, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that many of the funds are managed in a style substantially identical to that of a corresponding series of WM Variable Trust (each, a "VT Fund") and reviewed the funds simultaneously with their review of the corresponding VT Funds.

     Materials Reviewed. During the course of each year, the Board receives a wide variety of materials relating to the services provided by WMA and its affiliates, including reports on: each fund's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; WMA's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by WMA and its affiliates to the funds. With respect to performance attribution of the SAM Portfolios, the Board, the Independent Trustees and the Committee focused in particular on the Balanced Portfolio, as the corresponding performance attribution for the other SAM Portfolios typically varies in proportion to the greater or lesser risk profiles of those Portfolios. In addition, in connection with its annual consideration of the Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, performance and expense information for other investment companies derived from data compiled by Lipper Inc., a third-party data provider ("Lipper"), data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by WMA, including financial and profitability information regarding WMA and its affiliates, descriptions of various functions undertaken by WMA, such as compliance monitoring practices, and information about the personnel providing investment management to the funds. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that WMA and its affiliates have entered into with various intermediaries that sell shares of the Funds and Portfolios. The Board also requested and reviewed information relating to other services provided to the Funds and Portfolios by WMA and its affiliates under other agreements, information regarding so-called "fall-out" benefits to WMA and its affiliates due to their other relationships with the Funds and Portfolios, such as the administrative services contract with WMA described below. The Board and the Committee also received and reviewed comparative performance information regarding the Funds and Portfolios at each of the quarterly Board and Committee meetings.

     Nature, Extent and Quality of Services. In considering the continuation of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by WMA, its affiliates, and the sub-advisors. For each Fund and Portfolio, WMA or the relevant sub-advisor, as applicable, formulates each Fund's and Portfolio's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments (with a view to optimizing asset allocations for the Portfolios); evaluates the consistency, style and quality of the investment services provided to the funds in which the Portfolios invest; evaluates the risk/return characteristics of each of the Funds by reference to the specific security holdings of each Fund; constructs each Fund and Portfolio (including actively managing the asset allocation through daily cash flows); monitors each Fund's and each Portfolio's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by WMA and the sub-advisors in managing the Funds and Portfolios. The Board, the Independent Trustees and the Committee considered the extent to which the investment style employed for the Portfolios differs from that of funds that are simply rebalanced periodically to specific static allocations, including performance attribution information showing the effect on performance of WMA's asset allocation decisions. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of WMA and the sub-advisors as well as other resources available to WMA and the sub-advisors, including research services available to WMA and the sub-advisors as a result of securities transactions effected for the Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to WMA and the sub-advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of WMA in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

     Quality of Services. The Board, the Independent Trustees and the Committee considered the quality of the services provided by WMA and the sub-advisors and the quality of their resources that are available to the Funds and Portfolios. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of WMA, its affiliates and the sub-advisors and the size and functions of their staffs, as well as the reputation of WMA and the sub-advisors. The Board, the Independent Trustees and the Committee considered the complexity of managing the Funds and Portfolios relative to other types of funds, including, for the Portfolios, both other funds that pursue their objectives through investments in mutual funds (so-called "funds-of-funds"), other funds that pursue their objectives by investing directly in portfolio securities, and mutual fund wrap accounts that offer asset allocation services. In evaluating the scope and quality of the services provided by WMA to the Funds and Portfolios, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or trustees of the VT Funds and SAM Portfolios and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds and Portfolios by WMA and its affiliates under other agreements.

     The Board, the Independent Trustees and the Committee concluded that the services provided by WMA and the sub-advisors have benefited and should continue to benefit the Funds and Portfolios and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of WMA and the sub-advisors were well suited to the Funds and Portfolios, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Funds and Portfolios by WMA and the sub-advisors under the Agreements was consistent with the Funds' and Portfolios' operational requirements, including, in addition to their investment objectives, compliance with the Funds' and Portfolios' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by WMA and the sub-advisors were sufficient, in light of the resources dedicated by WMA and the sub-advisors and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

     Portfolio Management Services and Performance. In their evaluation of the quality of the portfolio management services provided by WMA and the sub-advisors, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Funds' and Portfolios' portfolio managers. The Board, the Independent Trustees and the Committee considered the Funds' and Portfolios' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Funds' and Portfolios' historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups prepared by Lipper based on the performance of other investment companies with similar investment objectives (including for the Portfolios, separately, both funds-of-funds and funds investing directly in portfolio securities) over the 1-, 3-, 5-, and 10-year periods (to the extent applicable) ended December 31, 2005. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreements. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that WMA had taken or was taking steps designed to improve the Fund's investment performance. For the Portfolios, the Board, the Independent Trustees and the Committee also focused, in particular, on the performance of the Balanced Portfolio as compared to other mutual funds categorized by Lipper as "balanced funds." The Board, the Independent Trustees and the Committee considered the difficulty in identifying peer groups for the Portfolios other than the Balanced Portfolio. The Board, the Independent Trustees and the Committee determined that the Portfolios other than the Balanced Portfolio performed consistently with their risk profiles relative to the Balanced Portfolio and that such Portfolios' performance should be and was symmetrically arrayed around the performance of the Balanced Portfolio. The Board, the Independent Trustees and the Committee noted that the Portfolios had performed well relative to their respective blended index benchmarks over the 1- , 3- and 5-year periods and that the Balanced Portfolio had outperformed its peer average (for both funds-of-funds and funds investing directly in portfolio securities) for the 1-, 3- and 5-year periods. The Board, the Independent Trustees and the Committee noted that the other Portfolios had outperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 5-year period, although they had generally underperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 1- and 3-year periods. The Board, the Independent Trustees and the Committee discussed with WMA the reasons for this recent relative underperformance, and the conditions under which the Portfolios other than the Balanced Portfolio should be expected to outperform or underperform relative to their Lipper peer averages, given the "core" allocations of such Portfolios. After reviewing the foregoing factors, the Board, the Independent Trustees and the Committee concluded that WMA's and sub-advisor's performance record and investment processes used in managing the Funds and Portfolios were sufficient to merit approval of the continuation of the Agreements.

     Management Fees and Expenses. The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to WMA, its affiliates, and the sub-advisors and the total expenses borne by the Funds and Portfolios. The Board, the Independent Trustees and the Committee considered both the total expenses borne directly by the Portfolios and the total expenses borne on an aggregate basis, including the expenses borne indirectly through the Portfolios' investments in the Funds. They discussed trends in total expense ratios for the Funds and Portfolios. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Funds and Portfolios to WM Shareholder Services, Inc. (the "Transfer Agent"), an affiliate of WMA, and the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered the Funds' management fees relative to those of their respective peer groups as determined by Lipper. They also considered average expenses for peer groups identified by Lipper for the Portfolios, including Lipper peer groups comprised of funds that invest directly in portfolio securities, and Lipper peer groups comprised exclusively of funds-of-funds. The Board, the Independent Trustees and the Committee noted that the number of funds-of-funds identified by Lipper had increased from prior years, and considered the relative merits of broader and more focused expense comparison groups. The Board, the Independent Trustees and the Committee considered the similarity of the Portfolios to mutual fund wrap accounts, and reviewed and considered a report provided by Cerulli on mutual fund wrap accounts, including data on average annual advisory fees. The Board, the Independent Trustees and the Committee considered information provided by Lipper comparing the total expenses of funds-of-funds, including and excluding underlying fund expenses, to those of the Portfolios. The Board, the Independent Trustees and the Committee concluded that the total expenses of funds-of-funds, including underlying fund expenses, represented the best comparison for the expenses of the Portfolios, because they reflected all of the expenses borne directly and indirectly by investors. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

     Profitability and Economies of Scale; Profitability. The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by WMA and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Funds and Portfolios. The Board, the Independent Trustees and the Committee considered trends in the profitability of WMA and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that WMA must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Funds and Portfolios (and in connection therewith reviewed information regarding the structure of compensation of WMA's investment professionals) and that maintaining the financial viability of WMA is important in order for it to continue to provide significant services to the Funds and Portfolios and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits WMA receives as a result of its relationship with the Funds and Portfolios, including compensation paid to WMA and its affiliates under other agreements, such as transfer agency fees to the Transfer Agent, and 12b-1 fees and sales charges to the Distributor, as well as research provided to WMA in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits. The Trustees did not evaluate the profitability to the sub-advisors of their relationships with the Funds because the structure of the Agreements is such that the fees payable to WMA are reduced by any fees payable to the sub-advisors and they concluded that negotiations between WMA and the sub-advisors had been entirely at arm's-length.

     Economies of Scale. The Board, the Independent Trustees and the Committee reviewed the extent to which WMA may realize economies of scale in managing and supporting the Funds and Portfolios and the current level of Fund and Portfolio assets in relation to the breakpoints in the Funds' and Portfolios' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by WMA across a variety of products and services, including the VT Funds and SAM Portfolios.

     The Board, the Independent Trustees and the Committee concluded that the Funds' and Portfolios' cost structure was reasonable given the scope and quality of the services provided to the Funds and Portfolios and that WMA was sharing any economies of scale with the Funds and Portfolios and their shareholders.

     Additional Considerations. The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by WMA to other clients. The Trustees considered the procedures of WMA designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of WMA in these matters.

CONCLUSIONS

     Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements, including the fees payable to WMA and the sub-advisors are fair and reasonable to the Funds and Portfolios and their shareholders given the scope and quality of the services provided to the Funds and Portfolios and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and Portfolios and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreements.

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of the Acquired Funds of proxies to be used at the Meeting.

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise; (i) by sending written notice to the Secretary of the WM Group of Funds, 1201 Third Avenue, 8(th) Floor, Seattle, Washington 98101 prior to the meeting; (ii) by subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on October 17, 2006 (the "Record Date") are entitled to vote. The shareholders of the Class A, Class B, Class C and Class I shares of each Acquired Fund will vote together on each proposal submitted to the shareholders of that Fund. You are entitled to one vote on each proposal submitted to the shareholders of an Acquired Fund for each share of the fund which you hold, and fractional votes for fractional shares held. For Acquired Funds that are series of WM I or WM II, the approval of each proposal requires the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities"). For Acquired Funds that are series of WM SAM, the approval of each proposal requires the vote of a majority of the votes cast.

     The number of votes eligible to be cast at the meeting as of the Record Date with respect to each Acquired Fund and other share ownership information are set forth in Appendix O to this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of a specified number of shares of each of the Acquired Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. The quorum requirement for an Acquired Fund of WM I and WM SAM is 10% of the shares entitled to vote and of WM II is a majority of the shares entitled to vote. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the proposals may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal. WMA intends to vote the shares of the Acquired Funds that are held by series of WM SAM for or against the proposals in proportion to the remaining shares of each such Acquired Fund voted for or against the proposal, which may facilitate achievement of a quorum.

     In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund (or class) cast at the Meeting. The persons named as proxies and any shareholder present at the meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. The WM Funds intend to solicit proxies by mail. Officers or employees of the WM Funds, WMA or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their out-of-pocket expenses. The WM Funds have retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $475,000.

     Expenses of the meetings. The expenses of the Meeting for each Acquired Fund will be treated as an expense related to the Reorganization and allocated in the manner described above under "Information Regarding the Reorganization -- Agreements and Plans of Reorganization."

                              FINANCIAL STATEMENTS

     The financial highlights of the WM Funds contained in the WM Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the WM Funds incorporated by reference into the Statement of Additional Information, have been so incorporated by reference in reliance on the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

     The unaudited financial highlights of the WM Funds as of April 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the WM Funds for the six-month period ended April 30, 2006.

     The financial statements of the Existing Acquiring Funds for the fiscal year ended October 31, 2005 incorporated by reference into the related Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     The unaudited financial highlights of the Existing Acquiring Funds as of April 30, 2006 are included in Appendix O to this Proxy Statement/Prospectus.

                                  LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to PIF. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett, PLLC.

                                  OTHER MATTERS

     We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     Shareholder proposals to be presented at any future meeting of shareholders of any Acquired Fund must be received by the Acquired Fund a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                BY ORDER OF THE BOARD OF TRUSTEES OF THE WM FUNDS

October 31, 2006
Seattle, Washington

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY BALLOT IN THE ENCLOSED ENVELOPE.

                                                                  RETPROX2 11/06



            WM GROUP OF FUNDS                    PRINCIPAL INVESTORS FUND, INC.
       1201 Third Avenue, 8(th) Floor                   680 8(th) Street
         Seattle, Washington 98101                Des Moines, Iowa 50392-2080
                ("WM Funds")                                ("PIF")



                                   APPENDICES

                                       TO

                           PROXY STATEMENT/PROSPECTUS

                             DATED OCTOBER 31, 2006

RELATING TO THE ACQUISITION OF ALL THE ASSETS AND ASSUMPTION OF STATED
                               LIABILITIES OF THE
ACQUIRED FUNDS, EACH A SERIES OF THE WM FUNDS, BY AND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE CORRESPONDING ACQUIRING
                          FUNDS,  EACH A SERIES OF PIF

                                TABLE OF CONTENTS




Appendix A-- Forms of Agreements and Plans of Reorganization............   A-1
-- PIF and WM Trust I
-- PIF and WM Trust II
-- PIF and WM SAM
Appendix B -- Comparison of Fundamental Investment Restrictions.........   B-1
Appendix C -- Debt Security Ratings.....................................   C-1
Appendix D -- Certain Investment Strategies and Related Risks of the
  Acquiring Funds.......................................................   D-1
Appendix E -- Costs of Investing in the Acquiring Funds.................   E-1
Appendix F -- Additional Performance Information for the Existing
  Acquiring Funds.......................................................   F-1
Appendix G -- Additional Performance Information for the Acquired
  Funds.................................................................   G-1
Appendix H -- Advisory and Sub-Advisory Agreements: Dates, Approvals and
  Fees..................................................................   H-1
Appendix I -- Forms of Proposed Advisory Agreements.....................   I-1
Appendix J -- Fees Paid to WMA, Sub-Advisors and Their Affiliates.......   J-1
Appendix K -- Principal Officers and Directors of WMA and Sub-Advisors..   K-1
Appendix L -- Comparable Funds Advised by WMA and Sub-Advisors..........   L-1
Appendix M -- Forms of Proposed Sub-Advisory Agreements.................   M-1
Appendix N -- Outstanding Shares and Share Ownership....................   N-1
Appendix O -- Financial Highlights of the Existing Acquiring Funds......   O-1

                                                                      APPENDIX A

                 FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION

                                   APPENDIX A

                 FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION




A-1     PIF -- WM Trust I
A-2     PIF -- WM TRUST II
A-3     PIF -- WM Strategic Asset Management Portfolios, LLC

                                                                    APPENDIX A-1

                   AGREEMENT AND PLAN OF REORGANIZATION (WM I)

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made
this            day of           , 2006, by and among Principal Investors Fund,
Inc. ("PIF"), a Maryland corporation, on behalf of its separate series listed below (the "Acquiring Funds") and WM Trust I ("WM I"), a Massachusetts business trust, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc. ("NAC"), a Delaware corporation.


ACQUIRED FUNDS                                    CORRESPONDING PIF ACQUIRING FUNDS
--------------                                    ---------------------------------


Equity Income Fund.....................  --    Equity Income Fund I*
Growth & Income Fund...................  --    Disciplined LargeCap Blend Fund
High Yield Fund........................  --    High Yield Fund II*
Income Fund............................  --    Income Fund*
Mid Cap Stock Fund.....................  --    MidCap Stock Fund*
Money Market Fund......................  --    Money Market Fund
REIT Fund..............................  --    Real Estate Securities Fund
Small Cap Value Fund...................  --    SmallCap Value Fund
Tax-Exempt Bond Fund...................  --    Tax-Exempt Bond Fund I*
U.S. Government Securities Fund........  --    Mortgage Securities Fund*
West Coast Equity Fund.................  --    West Coast Equity Fund*


     This Agreement shall be deemed to be a separate agreement between WM I, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding Acquiring Fund. As used herein, unless the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the "Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement These Acquiring Funds are indicated above by an asterisk. They will not commence operations until the Closing. The provisions of this Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the "Existing Acquiring Funds."

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund (as defined in Section 1.3) in exchange solely for Class A, Class B, Class C and Class I voting shares of capital stock of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and
(iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

     WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Directors of PIF has determined that the Reorganization is in the best interests of the Acquiring Fund; and

     WHEREAS, the Board of Trustees of WM I has determined that the Reorganization is in the best interests of the Acquired Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

     1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

          (b) The Acquiring fund will assume the Stated Liabilities of the Acquired Fund as set forth in Section 1.3; and

          (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in
     Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

     Such transactions shall take place at the closing provided for in Section
3.1 (the "Closing").

     The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund and Institutional Class ("Class I") shares of the Acquiring Fund correspond to Class I shares of the Acquired Fund.

     1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

     The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Trustees of WM I, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

     1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

     1.4. Liquidation and Distribution. Immediately after the transfer of Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of Acquired Fund Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

     1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.9 Termination and Dissolution. As soon as practicable after the Closing Date, WM I shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

     1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM I relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing Date and shall be turned over to PIF as soon as practicable after the Closing Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

     1.11 Action by PIF and WM I. PIF shall take on behalf of the Acquiring Fund all actions expressed herein as being the obligations of the Acquiring Fund. WM I shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.  VALUATION

     2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund Prospectus.

3.  CLOSING AND CLOSING DATE

     3.1. Closing Date. The Closing shall be held on January 12, 2007 (the "Closing Date"), at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM I may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the NYSE on the Closing Date (the "Effective Time").

     3.2 Statement of Assets and Stated Liabilities. WM I will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM I will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Closing Date, and certified by the principal accounting officer of WM I.

     3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

     3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

     3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring Fund, together with such other documents as may be required by the Acquiring Fund or its custodian.

     3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by
Section 1.

     3.7. Effect of Suspension in Trading. In the event that on the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM I may agree.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund. WM I on behalf of the Acquired Fund represents and warrants to PIF and the Acquiring Fund as follows:

          (a) Organization, Existence, etc. WM I is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM I is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM I representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM I and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

          (b) Registration as Investment Company. WM I is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of WM I and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement on N-14 and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to WM I and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM I and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM I with respect to WM I or the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM I relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) No Violation. Each of WM I and the Acquired Fund is not in violation of Massachusetts law or in any material respect of any provision of WM I's Declaration of Trust or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM I or the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM I or the Acquired Fund is a party or by which it is bound.

          (f) Contracts. Each of WM I and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

          (g) Litigation. To the knowledge of WM I and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM I or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM I and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP . True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM I. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of WM I and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM I and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of WM I and the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM I and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of WM I and the Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM I and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of WM I consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM I) by WM I and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM I in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

          (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

          (n) Authority Relative to this Agreement. WM I, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM I, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM I and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) No Distribution. The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired Fund as provided in Section 1.4.

          (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM I on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (r) The Assets. At the Closing Date, WM I, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to
     Section 1.1(a) and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

          (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

          (t) Restricted Securities. No registration of any of the Assets of the Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM I and the Acquired Fund as follows:

          (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

          (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM I and the Acquired Fund furnished to the Acquiring Fund by WM I or the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The Acquiring Fund Prospectus and shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

          (f) No Violation. Each of PIF and the Acquiring Fund is not in violation of Maryland law or in any material respect of any provision of PIF's Articles of Incorporation or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

          (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM I, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM I. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM I. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM I and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM I. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of PIF and the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of PIF and the Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of PIF consists of 40,230,000,000 shares of capital stock of such number of different series as the Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date. The shares are not subject to preemptive or dissenter's rights.

          (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM I.

          (n) Authority Relative to this Agreement. PIF, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto
     Rico).

5.  COVENANTS

     5.1 The Acquired Fund. WM I on behalf of the Acquired Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM I with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Meeting of the Acquired Fund's Shareholders. WM I will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December 15, 2006 or such other date to which WM I and PIF may agree.

          (c) Registration Statement. In connection with the preparation of the Registration Statement, WM I will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the Registration Statement.

          (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items, that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM I.

     5.2 The Acquiring Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Registration Statement. PIF will prepare and file the Registration Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in
     Section 5.1(b).

          (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM I and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

     6.1 The Acquired Fund. The obligations of WM I on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM I on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in form and substance satisfactory to WM I and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. WM I on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM I, to the following effect:

               (i) PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and Bylaws of PIF;

               (ii) This Agreement has been authorized, executed and delivered by the Acquiring Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM I and the Acquired Fund, is the valid and binding obligation of PIF and the Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

               (iv) The Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, Class C and Class I shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

               (v) The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the Acquiring Fund is a party or by which it is bound;

               (vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

               (vii) Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (viii) PIF is registered with the SEC as an investment company under the 1940 Act; and

               (ix) To the knowledge of such counsel, except as has been disclosed in writing to WM I, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     6.2 The Acquiring Fund. The obligations of PIF on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM I and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. WM I on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to PIF and dated as of the Closing Date, to the effect that the representations and warranties of WM I on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM I and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

               (i) WM I is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of WM I, and the Acquired Fund is a separate series of WM I constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of WM I;

               (ii) This Agreement has been authorized, executed and delivered on behalf of WM I and the Acquired Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by PIF and the Acquiring Fund, is the valid and binding obligation of WM I and the Acquired Fund enforceable against WM I and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

               (iv) The execution and delivery of this Agreement did not, and the performance by WM I and the Acquired Fund of their obligations hereunder will not, violate the WM I Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which WM I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM I or the Acquired Fund is a party or by which it is bound;

               (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM I and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

               (vi) Such counsel does not know of any legal or governmental proceedings relating to WM I or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (vii) WM I is registered with the SEC as an investment company under the 1940 Act; and

               (viii) To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM I or the Acquired Fund or any of their properties or assets or any person whom WM I or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WM I and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (c) Distributions. Prior to the Closing Date, WM I on behalf of the Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund) shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          (d) Tax Certificate. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of WM I, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

          (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

     6.3 Further Conditions Precedent. The respective obligations of WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

          (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

          (b) Closing under Stock Purchase Agreement. The closing under the Stock Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New American Capital, Inc., Principal Financial Group, Inc. and Principal Management Corporation shall have occurred.

          (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

          (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM I and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

          (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (f) Tax Opinion. WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

               (i) The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

               (ii) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

               (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

               (iv) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

               (v) The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

               (vi) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares;

               (vii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

               (viii) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

               (ix) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

     The opinion will be based on certain factual certifications made by officers of WM I and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7.  FEES AND EXPENSES

     Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM I, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the Acquiring Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys' fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2(c) and
(d), 7, 8, 11 and 12.

9.  TERMINATION

     9.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

     (a) if to PIF or the Acquiring Fund, to it at:

     Principal Financial Group, Inc.
     711 High Street
     Des Moines, IA 50392
     Attn: Michael D. Roughton, Esq.
     Telecopy: (515) 248-3011
     Confirmation: (515) 248-3842

     with a copy to:

     Dykema Gossett PLLC
     1300 I Street, N.W.
     Suite 300-West
     Washington, D.C. 20005
     Attn: John W. Blouch, Esq.
     Telecopy: (202) 906-8669
     Confirmation: (202) 906-8600

     (b) if to WM I or the Acquired Fund, to it at:

     WM I Trust I
     1201 3(rd) Avenue
     22(nd) Floor
     Seattle, WA, 98101
     Attn: William G. Papesh
     Telecopy:
     Confirmation:

     with a copy to:

     Ropes & Gray LLP
     One International Place
     Boston, MA 02110
     Attn: Brian D. McCabe, Esq.
     Telecopy: (617) 951-7050
     Confirmation: (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12.  GENERAL

     12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

     12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     12.5 Waivers. At any time prior to the Effective Time of the Reorganization, each of WM I, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring Fund (or its shareholders) shall be made only with the consent of the Board of WM I or PIF, respectively.

     12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

     12.7 Limitation of Liability. It is expressly agreed that the obligations of WM I hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of WM I personally, but shall bind only the property of the Acquired Funds, as provided in the Declaration of Trust of WM I. Moreover, no Acquired Fund shall be responsible for the obligations of another Acquired Fund hereunder, and all persons shall look only to the assets of each Acquired Fund to satisfy the obligations of that Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of WM I on behalf of it and each of the Acquired Funds and signed by authorized officers of WM I, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of WM I and each Acquired Fund as provided in the Declaration of Trust of WM I.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President as of the date first written above.




WM TRUST I                                  PRINCIPAL INVESTORS FUND, INC.
on behalf of each of the following          on behalf of each of the following
  Acquired Funds:                           Acquiring Funds:

Equity Income Fund                          Equity Income Fund I*
Growth & Income Fund                        Disciplined LargeCap Blend Fund
High Yield Fund                             High Yield Fund II*
Income Fund                                 Income Fund*
Mid Cap Stock Fund                          MidCap Stock Fund*
Money Market Fund                           Money Market Fund
REIT Fund                                   Real Estate Securities Fund
Small Cap Value Fund                        SmallCap Value Fund
Tax-Exempt Bond Fund                        Tax-Exempt Bond Fund I*
U.S. Government Securities Fund             Mortgage Securities Fund*
West Coast Equity Fund                      West Coast Equity Fund*

By: ------------------------------------    By: ------------------------------------
    William G. Papesh                           Ralph C. Eucher
    President and Chief Executive               President and Chief Executive
    Officer                                     Officer

NEW AMERICAN CAPITAL, INC                   PRINCIPAL MANAGEMENT CORPORATION

By: ------------------------------------    By: ------------------------------------
    [Name]                                      Ralph C. Eucher
    President                                   President

                                                                    APPENDIX A-2

                  AGREEMENT AND PLAN OF REORGANIZATION (WM II)

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made
this            day of           , 2006, by and among Principal Investors Fund,
Inc. ("PIF"), a Maryland corporation, on behalf of its separate series listed below (the "Acquiring Funds") and WM Trust II ("WM II"), a Massachusetts business trust, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc. ("NAC"), a Delaware corporation.


ACQUIRED FUNDS                                    CORRESPONDING PIF ACQUIRING FUNDS
--------------                                    ---------------------------------


California Insured Intermediate          --    California Insured Intermediate
  Municipal Fund.......................        Municipal Fund*
California Municipal Fund..............  --    California Municipal Fund*
Growth Fund............................  --    LargeCap Growth Fund
International Growth Fund..............  --    Diversified International Fund
Short Term Income Fund.................  --    Short Term Income Fund*
Small Cap Growth Fund..................  --    SmallCap Growth Fund


     This Agreement shall be deemed to be a separate agreement between WM II, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding Acquiring Fund. As used herein, unless the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the "Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement. These Acquiring Funds are indicated above by an asterisk. They will not commence operations until the Closing. The provisions of this Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the "Existing Acquiring Funds."

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund (as defined in Section 1.3) in exchange solely for Class A, Class B, Class C and Class I voting shares of capital stock of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and
(iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

     WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Directors of PIF has determined that the Reorganization is in the best interests of the Acquiring Fund; and

     WHEREAS, the Board of Trustees of WM II has determined that the Reorganization is in the best interests of the Acquired Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

     1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

          (b) The Acquiring fund will assume the Stated Liabilities of the Acquired Fund as set forth in Section 1.3; and

          (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in
     Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

     Such transactions shall take place at the closing provided for in Section
3.1 (the "Closing").

     The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund; and Institutional Class ("Class I") shares of the Acquiring Fund correspond to Class I shares of the Acquired Fund.

     1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

     The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Trustees of WM II, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

     1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

     1.4. Liquidation and Distribution. Immediately after the transfer of Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of Acquired Fund Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

     1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.9 Termination and Dissolution. As soon as practicable after the Closing Date, WM II shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

     1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM II relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing Date and shall be turned over to PIF as soon as practicable after the Closing Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

     1.11 Action by PIF and WM II. PIF shall take on behalf of the Acquiring Fund all actions expressed herein as being the obligations of the Acquiring Fund. WM II shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.  VALUATION

     2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund Prospectus.

3.  CLOSING AND CLOSING DATE

     3.1. Closing Date. The Closing shall be held on January 12, 2007 (the "Closing Date"), at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM II may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the NYSE on the Closing Date (the "Effective Time").

     3.2. Statement of Assets and Stated Liabilities. WM II will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM II will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Closing Date, and certified by the principal accounting officer of WM II.

     3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

     3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

     3.5. Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring Fund, together with such other documents as may be required by the Acquiring Fund or its custodian.

     3.6. Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

     3.7. Effect of Suspension in Trading. In the event that on the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM II may agree.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund. WM II on behalf of the Acquired Fund represents and warrants to PIF and the Acquiring Fund as follows:

          (a) Organization, Existence, etc. WM II is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM II is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM II representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM II and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

          (b) Registration as Investment Company. WM II is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of WM II and the Acquired Fund is compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement on N-14 and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to WM II and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM II and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM II with respect to WM II or the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM II relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) No Violation. Each of WM II and the Acquired Fund is not in violation of Massachusetts law or in any material respect of any provision of WM II's Declaration of Trust or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM II or the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM II or the Acquired Fund is a party or by which it is bound.

          (f) Contracts. Each of WM II and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

          (g) Litigation. To the knowledge of WM II and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM II or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM II and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP . True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM II. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of WM II and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM II and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of WM II and the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM II and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of WM II and the Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM II and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of WM II consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM II) by WM II and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM II in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

          (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

          (n) Authority Relative to this Agreement. WM II, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM II, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM II and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) No Distribution. The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired Fund as provided in Section 1.4.

          (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM II on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (r) The Assets. At the Closing Date, WM II, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to
     Section 1.1(a) and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

          (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

          (t) Restricted Securities. No registration of any of the Assets of the Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM II and the Acquired Fund as follows:

          (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

          (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM II and the Acquired Fund furnished to the Acquiring Fund by WM II or the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The Acquiring Fund Prospectus and shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

          (f) No Violation. Each of PIF and the Acquiring Fund is not in violation of Maryland law or in any material respect of any provision of PIF's Articles of Incorporation or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

          (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM II. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM II. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM II and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM II. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of PIF and the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of PIF and the Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of PIF consists of 40,230,000,000 shares of capital stock of such number of different series as the Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date. The shares are not subject to preemptive or dissenter's rights.

          (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM II.

          (n) Authority Relative to this Agreement. PIF, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto
     Rico).

5.  COVENANTS

     5.1 The Acquired Fund. WM II on behalf of the Acquired Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM II with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Meeting of the Acquired Fund's Shareholders. WM II will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December 15, 2006 or such other date to which WM II and PIF may agree.

          (c) Registration Statement. In connection with the preparation of the Registration Statement, WM II will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the Registration Statement.

          (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM II.

     5.2 The Acquiring Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Registration Statement. PIF will prepare and file the Registration Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in
     Section 5.1(b).

          (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM II and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

     6.1 The Acquired Fund. The obligations of WM II on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM II on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in form and substance satisfactory to WM II and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. WM II on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM II, to the following effect:

               (i) PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and Bylaws of PIF;

               (ii) This Agreement has been authorized, executed and delivered by the Acquiring Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM II and the Acquired Fund, is the valid and binding obligation of PIF and the Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

               (iv) The Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, Class C and Class I shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

               (v) The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the Acquiring Fund is a party or by which it is bound;

               (vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

               (vii) Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (viii) PIF is registered with the SEC as an investment company under the 1940 Act; and

               (ix) To the knowledge of such counsel, except as has been disclosed in writing to WM II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     6.2 The Acquiring Fund. The obligations of PIF on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM II and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. WM II on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to PIF and dated as of the Closing Date, to the effect that the representations and warranties of WM II on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM II and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

               (i) WM II is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of WM II, and the

          Acquired Fund is a separate series of WM II constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of WM II;

               (ii) This Agreement has been authorized, executed and delivered on behalf of WM II and the Acquired Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by PIF and the Acquiring Fund, is the valid and binding obligation of WM II and the Acquired Fund enforceable against WM II and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

               (iv) The execution and delivery of this Agreement did not, and the performance by WM II and the Acquired Fund of their obligations hereunder will not, violate the WM II Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which WM II or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM II or the Acquired Fund is a party or by which it is bound;

               (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM II and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

               (vi) Such counsel does not know of any legal or governmental proceedings relating to WM II or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (vii) WM II is registered with the SEC as an investment company under the 1940 Act; and

               (viii) To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM II or the Acquired Fund or any of their properties or assets or any person whom WM II or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WM II and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (c) Distributions. Prior to the Closing Date, WM II on behalf of the Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund) shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          (d) Tax Certificate. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of WM II, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

          (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

     6.3 Further Conditions Precedent. The respective obligations of WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

          (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

          (b) Closing under Stock Purchase Agreement. The closing under the Stock Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New American Capital, Inc., Principal Financial Group, Inc. and Principal Management Corporation shall have occurred.

          (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

          (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM II and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

          (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (f) Tax Opinion. WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

               (i) The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

               (ii) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

               (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

               (iv) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

               (v) The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

               (vi) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares;

               (vii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

               (viii) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

               (ix) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

     The opinion will be based on certain factual certifications made by officers of WM II and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7.  FEES AND EXPENSES

     Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM II, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the Acquiring Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys' fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2(c) and
(d), 7, 8, 11 and 12.

9.  TERMINATION

     9.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

     (a) if to PIF or the Acquiring Fund, to it at:

     Principal Financial Group, Inc.
     711 High Street
     Des Moines, IA 50392
     Attn: Michael D. Roughton, Esq.
     Telecopy: (515) 248-3011
     Confirmation: (515) 248-3842

     with a copy to:

     Dykema Gossett PLLC
     1300 I Street, N.W.
     Suite 300-West
     Washington, D.C. 20005
     Attn: John W. Blouch, Esq.
     Telecopy: (202) 906-8669
     Confirmation: (202) 906-8600

     (b) if to WM II or the Acquired Fund, to it at:

     WM Trust II
     1201 3(rd) Avenue
     8(th) Floor
     Seattle, WA, 98101
     Attn: William G. Papesh
     Telecopy:
     Confirmation:

     with a copy to:

     Ropes & Gray LLP
     One International Place
     Boston, MA 02110
     Attn: Brian D. McCabe, Esq.
     Telecopy: (617) 951-7050
     Confirmation: (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12.  GENERAL

     12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

     12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     12.5 Waivers. At any time prior to the Effective Time of the Reorganization, each of WM II, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring Fund (or its shareholders) shall be made only with the consent of the Board of WM II or PIF, respectively.

     12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

     12.7 Limitation of Liability. It is expressly agreed that the obligations of WM II hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of WM II personally, but shall bind only the property of the Acquired Funds, as provided in the Declaration of Trust of WM II. Moreover, no Acquired Fund shall be responsible for the obligations of another Acquired Fund hereunder, and all persons shall look only to the assets of each Acquired Fund to satisfy the obligations of that Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of WM II on behalf of it and each of the Acquired Funds and signed by authorized officers of WM II, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of WM II and each Acquired Fund as provided in the Declaration of Trust of WM II.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President as of the date first written above.




WM TRUST II                                     PRINCIPAL INVESTORS FUND, INC.
on behalf of each of the following              on behalf of each of the following
Acquired Funds:                                 Acquiring Funds:

California Insured Intermediate           --    California Insured Intermediate
  Municipal Fund                                Municipal Fund
California Municipal Fund                 --    California Municipal Fund
Growth Fund                               --    LargeCap Growth Fund
International Growth Fund                 --    Diversified International Fund
Short Term Income Fund                    --    Short Term Income Fund
Small Cap Growth Fund                     --    SmallCap Growth Fund






By: ------------------------------------    By: ------------------------------------
    William G. Papesh                           Ralph C. Eucher
    President and Chief Executive               President and Chief Executive
    Officer                                     Officer

NEW AMERICAN CAPITAL, INC                   PRINCIPAL MANAGEMENT CORPORATION

By: ------------------------------------    By: ------------------------------------
    [Name]                                      Ralph C. Eucher
    President                                   President

                                                                    APPENDIX A-3

                  AGREEMENT AND PLAN OF REORGANIZATION (WM SAM)

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made
this            day of           , 2006, by and among Principal Investors Fund,
Inc. ("PIF"), a Maryland corporation, on behalf of its separate series listed below (the "Acquiring Funds") and WM Strategic Asset Management Portfolios, LLC ("WM SAM"), a Massachusetts limited liability company, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc. ("NAC"), a Delaware corporation.


ACQUIRED FUNDS                                    CORRESPONDING PIF ACQUIRING FUNDS
--------------                                    ---------------------------------


Balanced Portfolio.....................  --    SAM Balanced Portfolio*
Conservative Balanced Portfolio........  --    SAM Conservative Balanced Portfolio*
Conservative Growth Portfolio..........  --    SAM Conservative Growth Portfolio*
Flexible Income Portfolio..............  --    SAM Flexible Income Portfolio*
Strategic Growth Portfolio.............  --    SAM Strategic Growth Portfolio*


     This Agreement shall be deemed to be a separate agreement between WM SAM, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding Acquiring Fund. As used herein, unless the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the "Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement. These Acquiring Funds are indicated above by an asterisk. They will not commence operations until the Closing. The provisions of this Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the "Existing Acquiring Funds."

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund (as defined in Section 1.3) in exchange solely for Class A, Class B, and Class C shares of capital stock of the Acquiring Fund (the "Acquiring Fund Shares");
(ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and (iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

     WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Directors of PIF has determined that the Reorganization is in the best interests of the Acquiring Fund; and

     WHEREAS, the Board of Trustees of WM SAM has determined that the Reorganization is in the best interests of the Acquired Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

     1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

          (b) The Acquiring fund will assume the Stated Liabilities of the Acquired Fund as set forth in Section 1.3; and

          (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in
     Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

     Such transactions shall take place at the closing provided for in Section
3.1 (the "Closing").

     The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund.

     1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

     The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the Reorganization by the Board of Trustees of WM SAM, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

     1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Limited Liability Company Agreement ("LLC Agreement") and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

     1.4. Liquidation and Distribution. Immediately after the transfer of Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of Acquired Fund Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

     1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.9 Termination and Dissolution. As soon as practicable after the Closing Date, WM SAM shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

     1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM SAM relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing Date and shall be turned over to PIF as soon as practicable after the Closing Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

     1.11 Action by PIF and WM SAM. PIF shall take on behalf of the Acquiring Fund all actions expressed herein as being the obligations of the Acquiring Fund. WM SAM shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.  VALUATION

     2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Articles of Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund Prospectus.

3.  CLOSING AND CLOSING DATE

     3.1. Closing Date. The Closing shall be held on January 12, 2007 (the "Closing Date"), at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM SAM may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the NYSE on the Closing Date (the "Effective Time").

     3.2 Statement of Assets and Stated Liabilities. WM SAM will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM SAM will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Closing Date, and certified by the principal accounting officer of WM SAM.

     3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

     3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

     3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring Fund, together with such other documents as may be required by the Acquiring Fund or its custodian.

     3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by
Section 1.

     3.7. Effect of Suspension in Trading. In the event that on the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM SAM may agree.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund. WM SAM on behalf of the Acquired Fund represents and warrants to PIF and the Acquiring Fund as follows:

          (a) Organization, Existence, etc. WM SAM is a limited liability company that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM SAM is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM SAM representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM SAM and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

          (b) Registration as Investment Company. WM SAM is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of WM SAM and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement on N-14 and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to WM SAM and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM SAM and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM SAM with respect to WM SAM or the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM SAM relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) No Violation. Each of WM SAM and the Acquired Fund is not in violation of Massachusetts law or in any material respect of any provision of WM SAM's LLC Agreement or Bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM SAM or the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM SAM or the Acquired Fund is a party or by which it is bound.

          (f) Contracts. Each of WM SAM and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

          (g) Litigation. To the knowledge of WM SAM and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM SAM or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM SAM and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM SAM. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of WM SAM and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM SAM and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of WM SAM and the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM SAM and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of WM SAM and the Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM SAM and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of WM SAM consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM SAM) by WM SAM and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM SAM in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

          (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

          (n) Authority Relative to this Agreement. WM SAM, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM SAM, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM SAM and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) No Distribution. The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired Fund as provided in Section 1.4.

          (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM SAM on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (r) The Assets. At the Closing Date, WM SAM, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to Section 1.1(a) and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

          (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

          (t) Restricted Securities. No registration of any of the Assets of the Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM SAM and the Acquired Fund as follows:

          (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

          (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect. Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM SAM and the Acquired Fund furnished to the Acquiring Fund by WM SAM or the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (d) Current Offering Documents. The Acquiring Fund Prospectus and shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

          (f) No Violation. Each of PIF and the Acquiring Fund is not in violation of Maryland law or in any material respect of any provision of PIF's Articles of Incorporation or Bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

          (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM SAM, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) Financial Statements. The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM SAM. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM SAM. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM SAM and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring Fund.

          (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM SAM. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing Date, all federal and other tax returns and reports of PIF and the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (k) Regulated Investment Company. Each of PIF and the Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

          (l) Capitalization. The authorized capital of PIF consists of 40,230,000,000 shares of capital stock of such number of different series as the Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date. The shares are not subject to preemptive or dissenter's rights.

          (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM SAM.

          (n) Authority Relative to this Agreement. PIF, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

          (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

          (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto
     Rico).

5.  COVENANTS

     5.1 The Acquired Fund. WM SAM on behalf of the Acquired Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM SAM with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Meeting of the Acquired Fund's Shareholders. WM SAM will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December 15, 2006 or such other date to which WM SAM and PIF may agree.

          (c) Registration Statement. In connection with the preparation of the Registration Statement, WM SAM will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the Registration Statement.

          (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM SAM.

     5.2 The Acquiring Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows:

          (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

          (b) Registration Statement. PIF will prepare and file the Registration Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in
     Section 5.1(b).

          (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM SAM and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

          (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

     6.1 The Acquired Fund. The obligations of WM SAM on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM SAM on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in form and substance satisfactory to WM SAM and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. WM SAM on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM SAM, to the following effect:

               (i) PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and Bylaws of PIF;

               (ii) This Agreement has been authorized, executed and delivered by the Acquiring Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM SAM and the Acquired Fund, is the valid and binding obligation of PIF and the Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

               (iv) The Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, and Class C shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

               (v) The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the Acquiring Fund is a party or by which it is bound;

               (vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

               (vii) Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (viii) PIF is registered with the SEC as an investment company under the 1940 Act; and

               (ix) To the knowledge of such counsel, except as has been disclosed in writing to WM SAM, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     6.2 The Acquiring Fund. The obligations of PIF on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM SAM and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

          (a) Officers Certificate. WM SAM on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to PIF and dated as of the Closing Date, to the effect that the representations and warranties of WM SAM on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM SAM and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

          (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

               (i) WM SAM is a limited liability company organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of WM SAM, and the Acquired Fund is a separate series of WM SAM constituted in accordance with the applicable provisions of the 1940 Act and the LLC Agreement and Bylaws of WM SAM;

               (ii) This Agreement has been authorized, executed and delivered on behalf of WM SAM and the Acquired Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by PIF and the Acquiring Fund, is the valid and binding obligation of WM SAM and the Acquired Fund enforceable against WM SAM and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

               (iv) The execution and delivery of this Agreement did not, and the performance by WM SAM and the Acquired Fund of their obligations hereunder will not, violate the WM SAM LLC Agreement or Bylaws, or any provision of any material agreement known to such counsel to which WM SAM or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM SAM or the Acquired Fund is a party or by which it is bound;

               (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM SAM and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

               (vi) Such counsel does not know of any legal or governmental proceedings relating to WM SAM or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the Registration Statement referred to in Section 5.2(b) or the Closing Date required to be described in the Registration Statement which are not described as required;

               (vii) WM SAM is registered with the SEC as an investment company under the 1940 Act; and

               (viii) To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM SAM or the Acquired Fund or any of their properties or assets or any person whom WM SAM or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WM SAM and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (c) Distributions. Prior to the Closing Date, WM SAM on behalf of the Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund) shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          (d) Tax Certificate. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of WM SAM, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

          (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

     6.3 Further Conditions Precedent. The respective obligations of WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

          (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

          (b) Closing under Stock Purchase Agreement. The closing under the Stock Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New American Capital, Inc., Principal Financial Group, Inc. and Principal Management Corporation shall have occurred.

          (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

          (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM SAM and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

          (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (f) Tax Opinion. WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

               (i) The acquisition by the Acquiring Fund of the Assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

               (ii) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

               (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

               (iv) The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

               (v) The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

               (vi) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares;

               (vii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

               (viii) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

               (ix) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

     The opinion will be based on certain factual certifications made by officers of WM SAM and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7.  FEES AND EXPENSES

     Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM SAM, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the Acquiring Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys' fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2 (c) and (d), 7, 8, 11 and 12.

9.  TERMINATION

     9.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

     (a) if to PIF or the Acquiring Fund, to it at:

     Principal Financial Group, Inc.
     711 High Street
     Des Moines, IA 50392
     Attn: Michael D. Roughton, Esq.
     Telecopy: (515) 248-3011
     Confirmation: (515) 248-3842

     with a copy to:

     Dykema Gossett PLLC
     1300 I Street, N.W.
     Suite 300-West
     Washington, D.C. 20005
     Attn: John W. Blouch, Esq.
     Telecopy: (202) 906-8669
     Confirmation: (202) 906-8600

     (b) if to WM SAM or the Acquired Fund, to it at:

     WM SAM
     1201 3rd Avenue
     8th Floor
     Seattle, WA, 98101
     Attn: William G. Papesh
     Telecopy:
     Confirmation:

     with a copy to:

     Ropes & Gray LLP
     One International Place
     Boston, MA 02110
     Attn: Brian D. McCabe, Esq.
     Telecopy: (617) 951-7050
     Confirmation: (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12.  GENERAL

     12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

     12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     12.5 Waivers. At any time prior to the Effective Time of the Reorganization, each of WM SAM, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring Fund (or its shareholders) shall be made only with the consent of the Board of WM SAM or PIF, respectively.

     12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President as of the date first written above.




WM STRATEGIC ASSET MANAGEMENT               PRINCIPAL INVESTORS FUND, INC.
PORTFOLIOS, LLC
on behalf of each of the following          on behalf of each of the following
  Acquired Funds:                           Acquiring Funds:

Balanced Portfolio                          SAM Balanced Portfolio
Conservative Balanced Portfolio             SAM Conservative Balanced Portfolio
Conservative Growth Portfolio               SAM Conservative Growth Portfolio
Flexible Income Portfolio                   SAM Flexible Income Portfolio
Strategic Growth Portfolio                  SAM Strategic Growth Portfolio

By: ------------------------------------    By: ------------------------------------
    William G. Papesh                           Ralph C. Eucher
    President and Chief Executive               President and Chief Executive
    Officer                                     Officer

NEW AMERICAN CAPITAL, INC                   PRINCIPAL MANAGEMENT CORPORATION

By: ------------------------------------    By: ------------------------------------
    [Name]                                      Ralph C. Eucher
    President                                   President

                                                                      APPENDIX B

                COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each of PIF on behalf of the Acquiring Funds and WM I, WM II and WM SAM, on behalf of each of their respective Acquired Funds, has adopted "fundamental" investment restrictions that may not be changed for any Fund without the approval of a "majority of the outstanding voting securities" (as defined under "Voting Information" of the affected Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments and short sales of securities.

     The table below compares the principal fundamental restrictions that apply to the PIF Acquiring and WM Acquired Funds. As indicated in the table, the fundamental investment restrictions of the Acquiring Funds are substantially the same for each Acquired Fund (exceptions are noted), while there are variations in the principal fundamental investment restrictions that apply to the different Acquired Funds.

     Additional fundamental investment restrictions that apply only to certain of the Acquired Funds and not to any Acquiring Funds are set forth following the table.

           COMPARISON OF PRINCIPAL FUNDAMENTAL INVESTMENT RESTRICTIONS


                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------


SENIOR SECURITIES:         SENIOR SECURITIES:         SENIOR SECURITIES:         SENIOR SECURITIES:
Each Fund may not issue    Each Fund may not issue    [No Stated Policy]         Each Portfolio may not
any senior securities as   any senior securities.                                issue senior securities
defined in the 1940 Act.                                                         (as defined in the 1940
                                                                                 Act) except as permitted
Purchasing and selling                                                           by rule, regulation or
securities and futures                                                           order of the SEC.
contracts and options
thereon and borrowing
money in accordance with
restrictions described
below do not involve the
issuance of a senior
security.

COMMODITIES:               COMMODITIES:               COMMODITIES:               COMMODITIES:
Each Fund may not invest   Each Fund may not invest   Each Fund may not invest   Each Fund may not
in physical commodities    in commodities, except     in commodities, except     purchase or sell
or commodity contracts     that:                      that:                      physical commodities,
(other than foreign                                                              except that:
currencies), but it may    - the Income and Tax-      - the Funds may invest
purchase  and sell           Exempt Bond Funds may      in futures contracts     - the Funds may acquire
financial futures            purchase and sell          and options on futures     physical commodities
contracts, options on        interest rate futures      contracts. The entry       as a result of
such contracts, swaps        and options; and           into forward foreign       ownership of
and securities backed by                                currency exchange          securities or other
physical commodities.      - the U.S. Government        contracts is not and       instruments, and:
                             Securities Fund may        shall not be deemed to
                             invest without limit       involve investing in     - the Portfolios may
                             in financial futures       commodities.               purchase or sell
                             contracts.                                            options or futures
                                                                                   contracts or invest in
                                                                                   securities or other
                                                                                   instruments backed by
                                                                                   physical commodities.

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

                           For purposes of this
                           restriction, instruments
                           are not treated as
                           commodities unless they
                           are traded on a
                           commodities exchange.

REAL ESTATE:               REAL ESTATE:               REAL ESTATE:               REAL ESTATE:
Each Fund may not invest   Each Fund may not invest   Each Fund may not          Each Portfolio may not
in real state, although    in real estate, except     purchase or sell real      purchase or sell real
it may invest in           that:                      estate or interests in     estate including limited
securities that are                                   real estate, except        partnership interests,
secured by real estate     - the Income Fund may      that:                      except that:
and securities of            purchase securities of
issuers that invest or       issuers which deal in    - the Funds may purchase   - the Portfolios may
deal in real estate.         real estate,               and sell securities        purchase and sell
                             securities which are       that are secured,          securities of
                             secured by interests       directly or                companies that deal in
                             in real estate, and/or     indirectly, by real        real estate and may
                             securities which           estate and may             purchase and sell
                             represent interests in     purchase securities        securities that are
                             real estate, and it        issued by companies        secured by interests
                             may acquire and            that invest or deal in     in real estate.
                             dispose of real estate     real estate.
                             or interests in real
                             estate acquired
                             through the exercise
                             of its rights as a
                             holder of debt
                             obligations secured by
                             real estate interests
                             therein; and

                           - the REIT, Mid Cap
                             Stock, Small Cap Value
                             and High Yield Funds
                             may purchase and sell
                             securities that are
                             secured, directly or
                             indirectly, by real
                             estate or purchase
                             securities issued by
                             companies that invest
                             or deal in real
                             estate. The REIT Fund
                             intends to invest
                             primarily in REIT
                             securities;

                           - the Equity Income,
                             Growth & Income and
                             West Coast Equity
                             Funds may invest in
                             publicly traded real
                             estate investment
                             trusts; and

                           - the Money Market Fund
                             may not invest in real
                             estate investment
                             trust securities.

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

BORROWING:                 BORROWING:                 BORROWING:                 BORROWING:
Each Fund may not borrow   Each Fund may not borrow   Each Fund may not borrow   Each Portfolio may not
money, except as           money for investment       money, except that:        borrow money, except
permitted under the        purposes, except that:                                that:
Investment Company Act                                - the Funds may (i)
of 1940, as amended, and   - each Fund may borrow       enter into reverse       - the Portfolios may
as interpreted, modified     up to 5% of its total      repurchase agreements;     borrow money from
or otherwise permitted       assets for emergency,      or (ii) borrow from        banks for temporary or
by regulatory authority      non-investment             banks for temporary or     emergency (not
having jurisdiction,         purposes;                  emergency (not             leveraging) purposes
from time to time.                                      leveraging) purposes       including the meeting
                           - the Money Market Fund      including the meeting      of redemption requests
                             may borrow up to 33        of redemption requests     that might otherwise
                             1/3% of its total          that might otherwise       require the untimely
                             assets to meet             require the untimely       disposition of
                             redemption requests        disposition of             securities in an
                             that would otherwise       securities in an           aggregate amount not
                             result in the untimely     aggregate amount not       exceeding 30% of the
                             liquidation of vital       exceeding 30% of the       value of the
                             parts of its               value of a Fund's          Portfolio's total
                             portfolio; and             total assets               assets (including the
                                                        (including the amount      amount borrowed) at
                           - the U.S. Government        borrowed) valued at        the time the borrowing
                             Securities and Income      market less                is made; and
                             Funds may enter into       liabilities (not
                             transactions in which      including the amount     - whenever the
                             the Fund sells             borrowed) at the time      Portfolio's
                             securities for             the borrowing is made;     borrowings, including
                             delivery in the                                       reverse repurchase
                             current month and        - the Growth, Small Cap      agreements, exceed 5%
                             simultaneously             Growth, International      of the value of a
                             contracts to               Growth, Short Term         Fund's total assets,
                             repurchase                 Income, California         the Fu nd will not
                             substantially similar      Municipal and              purchase any
                             securities on a            California Insured         securities.
                             specified future date.     Intermediate Municipal
                                                        Funds may enter into
                                                        futures contracts; and

                                                      - the Short Term Income
                                                        Fund may engage in
                                                        dollar roll
                                                        transactions, provided
                                                        that whenever
                                                        borrowings pursuant to
                                                        (i) and (ii) above
                                                        (except that whenever
                                                        borrowings pursuant to
                                                        (ii) above) exceed 5%
                                                        of the value of a
                                                        Fund's total assets,
                                                        the Fund will not
                                                        purchase any
                                                        securities; and
                                                        provided further that
                                                        the Short Term Income
                                                        Fund is prohibited
                                                        from borrowing money
                                                        or

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

                                                        entering into reverse
                                                        repurchase agreements
                                                        or dollar roll
                                                        transactions in the
                                                        aggregate in excess of
                                                        33 1/3% of the Fund's
                                                        total assets (after
                                                        giving effect to any
                                                        such borrowing).

MAKING LOANS:              MAKING LOANS:              MAKING LOANS:              MAKING LOANS:
Each Fund may not make     Each Fund may not lend     Each Fund may not make     Each Portfolio may not
loans, except that:        money, except that:        loans, except that:        make loans to any
                                                                                 person, except that:
- the Funds may (a)        - the Funds may lend       - the Funds may make
  purchase and hold debt     money in connection        loans through the        - the Portfolio may make
  obligations in             with repurchase            purchase of qualified      loans of fund
  accordance  with its       agreements; and            debt obligations,          securities to the
  investment objectives                                 loans of portfolio         extent that no more
  and policies; (b)        - the Money Market Fund      securities (except in      than 33 1/3% of its
  enter into repurchase      may make loans for         the case of the            total assets would be
  agreements; and (c)        investments made in        California Municipal       lent to other parties,
  lend its portfolio         accordance with Fund       Fund) and the entry        but this limitation
  securities without         policies discussed in      into repurchase            does not apply to
  limitation against         the Prospectus.            agreements.                purchases of debt
  collateral consisting                                                            securities or
  of cash or liquid                                                                repurchase agreements.
  assets) equal at all
  times to not less than
  100% of the value of
  the securities loaned.
  This limit does not
  apply to purchases  of
  debt securities or
  commercial paper.

DIVERSIFICATION:           DIVERSIFICATION:           DIVERSIFICATION:           DIVERSIFICATION:
Each Fund may not invest   Each Fund may not invest   Each Fund may not          Each Portflio may not:
more than 5% of its        more than 5% of its        purchase the securities
total assets in the        total assets in the        of any issuer (other       (i)  Purchase more than
securities of any one      securities of any single   than U.S. government            10% of any class of
issuer (other than         issuer (except for the     securities) if as a             the outstanding
obligations issued or      United States              result more than 5% of          voting securities
guaranteed by the U.S.     government, its agencies   the value of the Fund's         of any issuer
government or its          or instrumentalities),     total assets would be           (except other
agencies or                except that:               invested in the                 investment
instrumentalities) or                                 securities of the issuer        companies as
purchase more than 10%     - Each Fund, except for    (the ''5% limitation"),         defined in the 1940
of the outstanding           the Money Market Fund,   except that:                    Act); or
voting securities of any     may invest up to 25%
one issuer, except that      of the Funds' assets     - up to 25% of the value   (ii) purchase securities
this limitation shall        without regard to this     of the Fund's total           of an issuer
apply only with respect      5% limitation.             assets may be invested        (except obligations
to 75% of the total                                     without regard to the         of the U.S.
assets of the Fund.        Each of the Funds,           5% limitation;                government and its
                           except for the Money         provided that this            agencies and
                           Market Fund, may not         restriction shall not         instrumentalities
                           acquire                      apply to the                  and securities of
                                                        California                    other investment
                                                                                      companies

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

                           more than 10% of the         Municipal and                 as defined in the
                           voting securities of any     California Insured            1940 Act) if as a
                           one company.                 Intermediate Municipal        result, with
                                                        Funds.                        respect to 75% of
                                                                                      its total assets,
                                                      Each Fund may not               more than 5% of the
                                                      purchase more than 10%          Portfolio's total
                                                      of the securities of any        assets, at market
                                                      class of any one issuer;        value, would be
                                                      provided that this              invested in the
                                                      limitation shall not            securities of such
                                                      apply to investments in         issuer.
                                                      U.S. government
                                                      securities; provided
                                                      further that this
                                                      restriction shall not
                                                      apply to the Growth,
                                                      California Municipal,
                                                      and California Insured
                                                      Intermediate Municipal
                                                      Funds; and provided
                                                      further that the Growth
                                                      Fund may not own more
                                                      than 10% of the
                                                      outstanding voting
                                                      securities of a single
                                                      issuer.

UNDERWRITING:              UNDERWRITING:              UNDERWRITING:              UNDERWRITING:
Each Fund may not act as   Each Fund may not act as   Each Fund may not          Each Portfolio may not
an underwriter of          underwriter of             underwrite the             underwrite securities
securities, except to      securities issued by       securities of other        issued by others, except
the extent that the Fund   others.                    issuers, except insofar    to the extent that the
may be deemed to be an                                as the Fund may be         Portfolio may be
underwriter in             For purposes of this       deemed an underwriter      considered an
connection with the sale   restriction, to the        under the Securities Act   underwriter within the
of securities held in      extent the REIT, Mid Cap   of 1933, as amended, by    meaning of the 1933 Act
its portfolio.             Stock, Small Cap Value     virtue of disposing of     in the disposition of
                           and High Yield Funds are   portfolio securities.      restricted securities.
                           considered an
                           underwriter within the
                           meaning of the
                           Securities Act in the
                           disposition of
                           restricted securities,
                           the Fund will not be
                           deemed to violate this
                           restriction.

CONCENTRATION:             CONCENTRATION:             CONCENTRATION:             CONCENTRATION:
Each Fund may not          Each Fund may not invest   Each Fund may not          [No Stated Policy]
concentrate  its           more than 25% of its       purchase any securities
investments in any         total assets in            that would cause more
particular industry,       securities of issuers in   than 25% of the value of
except that the Fund may   any single industry,       the Fund's total assets
invest  up to 25% of the   except that the REIT       at the time of purchase
value of its  total        Fund will, under normal    to be invested in the
assets in a single         circumstances invest at    securities of issuers
industry,  provided        least 80% of its assets    conducting their
that,  when the Fund has   in the real estate         principal business
adopted a temporary        industry.                  activities in the same
defensive                                             industry

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

posture, there shall be    It is a policy of the      provided that this
no limitation on the       Income Fund to consider    limitation shall not
purchase of obligations    electric utilities,        apply to the purchase of
issued or guaranteed by    electric and gas           (a) U.S. government
the U.S. government or     utilities, gas             securities, or (b)
its agencies or            utilities, and telephone   municipal obligations
instrumentalities.         utilities to be separate   issued by governments or
                           industries. The Fund       political subdivisions
This restriction applies   also considers foreign     of governments.
to the LargeCap S&P 500    issues to be a separate
Index, MidCap 400 Index    industry. This policy
and SmallCap S&P 600       may result in increased
Index Funds except to      risk.
the extent that the
related Index also is so   It is a policy of the
concentrated. This         Tax-Exempt Bond Fund to
restriction does not       apply this restriction
apply to the Real Estate   only to its assets in
Securities Fund.           non-municipal bond
                           holdings, pollution
                           control revenue bonds
                           and industrial
                           development revenue
                           bonds. This policy may
                           result in increased
                           risk.

                           The Money Market Fund
                           may not invest more than
                           10% of its net assets in
                           illiquid securities; and
                           each of the U.S.
                           Government Securities,
                           Income, Tax-Exempt Bond,
                           Equity Income, Growth &
                           Income and West Coast
                           Equity Funds may not
                           invest more than 15% of
                           its net assets in
                           illiquid securities.

                           Each of the U.S.
                           Government Securities,
                           Income, Tax-Exempt Bond,
                           Equity Income, Growth &
                           Income and West Coast
                           Equity Funds may not
                           invest more than 20% of
                           its assets in forward
                           commitments; and the
                           Equity Income, Growth &
                           Income and West Coast
                           Equity Funds may not
                           invest more than 20% of
                           its total assets in
                           repurchase agreements.

                           Each of the Equity
                           Income, Growth & Income
                           and West Coast Equity

                                                                                       APPLICABLE TO
    APPLICABLE TO PIF         APPLICABLE TO WM I         APPLICABLE TO WM II              WM SAM
     ACQUIRING FUNDS            ACQUIRED FUNDS             ACQUIRED FUNDS             ACQUIRED FUNDS
    -----------------         ------------------         -------------------          --------------

                           Funds may not invest
                           more than 25% of its
                           total assets in foreign
                           securities and then only
                           in U.S. dollar-
                           denominated foreign
                           securities.

                           Each of the U.S.
                           Government Securities,
                           Income, Tax-Exempt Bond,
                           Equity Income, Growth &
                           Income and West Coast
                           Equity Funds may not
                           invest more than 5% of
                           its net assets in
                           warrants including not
                           more than 2% of such net
                           assets in warrants that
                           are not listed on either
                           the New York Stock
                           Exchange or American
                           Stock Exchange; however,
                           warrants acquired in
                           units or attached to
                           securities may be deemed
                           to be without value for
                           the purpose of this
                           restriction.

SHORT SALES:               SHORT SALES:               SHORT SALES:               SHORT SALES:
Each Fund may not sell     Each of the Funds may      Each Fund may not sell     [No Stated Policy]
securities short (except   not engage in ''short"     securities short  or
where the Fund holds or    sales.                     maintaining a short
has the right to obtain                               position; provided that
at no added cost a long                               this restriction shall
position in the                                       not apply to the Growth
securities sold that                                  and International Growth
equals or exceeds the                                 Funds.
securities sold short).

                        ADDITIONAL FUNDAMENTAL INVESTMENT
                RESTRICTIONS APPLICABLE TO CERTAIN ACQUIRED FUNDS

     1. WM Trust I Funds

     Each of the WM Trust I Funds may not:

     - Invest in oil, gas or other mineral leases.

     - Buy securities on margin, mortgage or pledge its securities.

     Each of the Money Market, U.S. Government Securities, Income, Tax-Exempt Bond, Equity Income, Growth & Income and West Coast Equity Funds may not:

     - Buy or sell options, except that the Equity Income, Growth & Income and West Coast Equity Funds may buy or sell covered call options which must be limited to 20% of total assets.

     - Buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and, as to the Money Market Fund, except in connection with repurchase agreements).

     - Invest in any company for the purpose of management or exercising control.

     Each of the Money Market Fund, Income, Equity Income, Growth & Income and West Coast Equity Funds may not:

     - Invest in other investment companies (except as part of a merger).

     The Money Market Fund may not:

     - Invest in common stocks or other equity securities.

     Each of the U.S. Government Securities and Tax-Exempt Bond Funds may not:

     - Buy foreign securities not payable in U.S. dollars.

     The Tax-Exempt Bond Fund may not:

     - Buy or hold securities which directors or officers of the Fund or the Advisor hold more than 50% of the outstanding securities.

     - Buy common stocks or other equity securities, except that the Fund may invest in other investment companies.

     Each of the Equity Income, Growth & Income and West Coast Equity Funds may not:

     - Buy or sell futures-related securities.

     2. WM Trust II Funds

     Each of the WM Trust II Funds may not:

     - Purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

     - Pledge, hypothecate, mortgage or otherwise encumber more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
       (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

     - Invest in oil, gas or other mineral exploration or development programs.

     - Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

     - Purchase, write or sell puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Growth, Short Term Income and California Insured Intermediate Municipal Funds; and provided further that (a) the Small Cap Growth and International Growth Funds may purchase, write and sell covered put and call options on securities, (b) the Small Cap Growth, International Growth and California Municipal Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Municipal Fund may acquire stand-by commitments, (d) the Small Cap Growth and International Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

     - With respect to the Growth Fund, invest more than 35% of the Fund's assets in non-investment grade debt securities.

     - With respect to the Short Term Income Fund, have a dollar-weighted average portfolio maturity in excess of five years.

     3. WM SAM Portfolios

     Each of the WM SAM Portfolios may not:

     - Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                                                                      APPENDIX C

                              DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

  COMMERCIAL PAPER:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

  BONDS:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC    Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

  COMMERCIAL PAPER:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                      APPENDIX D

                        CERTAIN INVESTMENT STRATEGIES AND
                      RELATED RISKS OF THE ACQUIRING FUNDS

     This Appendix provides information about certain investment strategies and related risks of the PIF Acquiring Funds. The information in this Appendix does not apply directly to the PIF SAM Portfolios which operate as funds of funds, but does apply directly to the other Acquiring Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES

     Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES

     Although not a principal investment strategy, each of the funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     Each of the funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

REVERSE REPURCHASE AGREEMENTS

     A fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

     The funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

FORWARD COMMITMENTS

     Although not a principal investment strategy, each of the funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

     Each of the funds may invest in warrants though none of the funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

     The Short-Term Income Fund, High Yield Fund II and Tax-Exempt Bond Fund I may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Certain of the PIF SAM Funds may invest in underlying funds that may invest in such securities.

     Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if PMC or the Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Certain of the funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

     When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES

     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, no fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

     - the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction PMC or the Sub-Advisor anticipated;

     - the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

     - the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

     - the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES

     Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The funds may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING

     As a principal investment strategy, the Diversified International Fund may invest fund assets in securities of foreign companies. The other funds (except Government Securities) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

     - companies with their principal place of business or principal office outside the U.S.; and

     - companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each fund seeks the most favorable net results on its portfolio transactions.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

     Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

     - increased social, political and economic instability;

     - a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

     - lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

     - foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

     - relatively new capital market structure or market-oriented economy;

     - the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

     - restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

     - possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

     Certain of the funds may hold securities of small and medium capitalization companies. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

     Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES

     From time to time, as part of its investment strategy, each fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

SAM FUNDS

     The performance and risks of each SAM Fund directly corresponds to the performance and risks of the underlying funds in which the fund invests. By investing in many underlying funds, the SAM Funds have partial exposure to the risks of many different areas of the market. The more a SAM Fund allocates to stock funds, the greater the expected risk.

     Each SAM Fund indirectly bears its pro-rata share of the expenses of the Class I shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a SAM Fund may be more costly than investing directly in shares of the underlying funds.

PORTFOLIO TURNOVER

     "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

     Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Existing Acquiring Funds may be found in the fund's Financial Highlights table.

     Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                                                                      APPENDIX E

                    COSTS OF INVESTING IN THE ACQUIRING FUNDS

     This Appendix describes the sales charges, contingent deferred sales charges ("CDSCs"), and redemption and exchange fees that apply variously to the Class A, Class B, Class C and Institutional Class ("Class I") shares of the PIF Acquiring Funds.

     For purposes of the following description, the Acquiring Funds are grouped into "Growth-Oriented," "Income-Oriented" and "Money Market" Funds as follows:


GROWTH-ORIENTED FUNDS                            INCOME-ORIENTED FUNDS
---------------------                            ---------------------


Equity Income Fund I                    California Insured Intermediate
                                        Municipal Fund
Disciplined LargeCap Blend Fund         California Municipal Fund
Diversified International Fund          High Yield Fund II
LargeCap Growth Fund                    Income Fund
MidCap Stock Fund                       Mortgage Securities Fund
Real Estate Securities Fund             SAM Flexible Income Portfolio
SAM Balanced Portfolio                  Short-Term Income Fund
SAM Conservative Balanced Portfolio     Tax-Exempt Bond Fund I
SAM Conservative Growth Portfolio
SAM Strategic Growth Portfolio          MONEY MARKET FUNDS
SmallCap Growth Fund                    Money Market Fund
SmallCap Value Fund
West Coast Equity Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The following table describes the fees and expenses you may pay if you buy and hold shares of the Acquiring Funds.


                                                  CLASS A      CLASS B      CLASS C        CLASS I
                                                  -------      -------      -------        -------


MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
  (AS A % OF OFFERING PRICE):
All Growth-Oriented Funds...................        5.50%(1)     None         None           None
All Income-Oriented Funds except the Short-
  Term Income Fund..........................        4.50%(1)     None         None           None
Short-Term Income Fund......................        2.50%(1)     None         None           None
Money Market Fund...........................        None         None         None           None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
  (CDSC)
  (AS A % OF DOLLARS SUBJECT TO CHARGE):
All Funds except Short-Term Income Fund.....        1.00%(2)     5.00%(3)     1.00%(2)(4)    None
Short-Term Income Fund......................        0.25%(2)     None         None           None
REDEMPTION OR EXCHANGE FEE
  (AS A % OF AMOUNT REDEEMED/EXCHANGED):
All Funds except Money Market Fund..........        1.00%(5)     1.00%(5)     1.00%(5)       None
Money Market Fund...........................        None         None                        None


--------

  (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end Sales Charge -- Class A shares."

  (2) A CDSC may apply on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.

  (3) CDSCs are reduced after two years and eliminated after five years.

  (4) Class C shares redeemed within the first 12 months are subject to a 1.00% CDSC.

  (5) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired pursuant to the Reorganization.

     Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

ONE -- TIME FEES

     - You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).

       - Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a CDSC at the time of redemption.

       - Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

     - An excessive trading fee* of 1.00% is charged on redemptions or exchanges of Class A, Class B or Class C shares of $30,000 or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue
       Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of redemption.



CHOOSING A SHARE CLASS

     Class A, B and C Shares. You may purchase Class A, Class B or Class C shares of each Fund with certain limitations.** Your decision to purchase a particular class depends on a number of factors including:

     - the dollar amount you are investing;

     - the amount of time you plan to hold the investment; and

     - any plans to make additional investments in the Principal Investors
       Funds.

     In addition, you might consider:

     - Class A shares if you are making an investment that qualifies for a reduced sales charge;

     - Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or

     - Class C shares if you do not intend to own the shares for a long period of time.


----------
      * The excessive trading fee does not apply to shares redeemed/exchanged from the Money Market Fund.

     ** If you are making an initial purchase of the Funds of $100,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.

     If you are making a subsequent purchase into your existing Class B share accounts and the amount of the purchase combined with the value of your Class A, Class B, Class C and Class J share accounts is $100,000 or more, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

  CLASS A SHARES

     - You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.

     - If you invest $50,000 or more, the sales charge is reduced.

     - You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within 18 months of purchase.

     - Class A shares generally have lower annual operating expenses than Class B shares.

     - You might be eligible for a reduced sales charge. See "Sales Charge waiver or redemption (Class A shares).

     - Sales charges might be reduced under the rights of accumulation or statement of intention as described below.

  CLASS B SHARES

     - You do not pay a sales charge on an investment in Class B shares.

     - If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.

     - If you keep your Class B shares for eight years, your Class B shares automatically convert to Class A shares without a charge.

     - Class B shares generally have higher annual operating expenses and pay lower dividends than Class A shares.

     - Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through rights of accumulation and/or a statement of intention, to purchase Class A shares.

  CLASS C SHARES

     - You do not pay a sales charge on an investment in Class C shares.

     - If you sell your Class C shares within 12 months of purchase, you may pay a deferred sales charge.

     - Unlike Class B shares, Class C shares do not convert to Class A shares and thus the distribution fee is not reduced over time.

     - Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through rights of accumulation and/or a statement of intention, to purchase Class A shares.

     Class I Shares. Class I shares of the Funds are sold only to eligible purchasers.

     Class I shares are sold without a front-end sales charge and do not have a CDSC. In addition to certain ongoing fees listed below, the Class I shares of the Funds may pay a portion of investment related expenses (e.g. interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

     Only eligible purchasers may buy Class I shares of the Funds. At the present time, eligible purchasers include but are not limited to:

     - separate accounts of Principal Life;

     - Principal Life or any of its subsidiaries or affiliates;

     - funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

     - clients of Principal Global Investors, LLC.;

     - sponsors, recordkeepers or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;

     - certain pension plans;

     - certain retirement account investment vehicles administered by foreign or domestic pension plans;

     - an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank or other financial institution, pursuant to a written agreement; and certain institutional clients that have been approved by Principal Life Insurance Company for purposes of providing plan record keeping.

     PMC reserves the right to broaden or limit the designation of eligible purchasers.

FRONT-END SALES CHARGE: CLASS A SHARES

     There is no sales charge on purchases of Class A shares of the Money Market Funds. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                            ALL GROWTH-ORIENTED FUNDS


                                                    SALES CHARGE AS %
                                                            OF
                                                   -------------------
                                                   OFFERING    AMOUNT       DEALER ALLOWANCE
AMOUNT OF PURCHASE                                   PRICE    INVESTED   AS % OF OFFERING PRICE
------------------                                 --------   --------   ----------------------


Less than $50,000................................    5.50%      5.82%             4.75%
$50,000 but less than $100,000...................    4.75%      4.99%             4.00%
$100,000 but less than $250,000..................    3.75%      3.90%             3.00%
$250,000 but less than $500,000..................    3.00%      3.09%             2.50%
$500,000 but less than $1,000,000................    2.00%      2.04%             1.75%
$1,000,000 or more...............................    0.00%      0.00%             0.00%*


            ALL INCOME-ORIENTED FUNDS EXCEPT SHORT-TERM INCOME FUND]


                                                    SALES CHARGE AS %
                                                            OF
                                                   -------------------
                                                   OFFERING    AMOUNT       DEALER ALLOWANCE
AMOUNT OF PURCHASE                                   PRICE    INVESTED   AS % OF OFFERING PRICE
------------------                                 --------   --------   ----------------------


Less than $50,000................................    4.50%      4.71%             4.00%
$50,000 but less than $100,000...................    4.00%      4.17%             3.50%
$100,000 but less than $250,000..................    3.50%      3.63%             3.00%
$250,000 but less than $500,000..................    2.50%      2.56%             2.00%
$500,000 but less than $1,000,000................    2.00%      2.04%             1.75%
$1,000,000 or more...............................    0.00%      0.00%             0.00%*

                             SHORT-TERM INCOME FUND


                                                    SALES CHARGE AS %
                                                            OF
                                                   -------------------
                                                   OFFERING    AMOUNT       DEALER ALLOWANCE
AMOUNT OF PURCHASE                                   PRICE    INVESTED   AS % OF OFFERING PRICE
------------------                                 --------   --------   ----------------------


Less than $50,000................................    2.50%      2.56%             2.00%
$50,000 but less than $100,000...................    2.00%      2.04%             1.50%
$100,000 but less than $250,000..................    1.50%      1.52%             1.00%
$250,000 but less than $500,000..................    1.25%      1.27%             1.00%
$500,000 but less than $1,000,000................    1.00%      1.01%             0.75%
$1,000,000 or more...............................    0.00%      0.00%             0.00%*


--------

* The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on purchases over $3 million but less than $5 million and 0.35% on purchases over $5 million but less than $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B and C shares.

     There is no front-end sales charge on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 1.00% (0.50% for the Short-Term Income Fund) of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold:

     - to satisfy IRS minimum distribution rules; and

     - using a periodic withdrawal plan. (You may sell up to 1% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established without paying the CDSC.

     In the case of selling some, but not all, of the shares in an account, the shares not subject to a CDSC are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged from one PIF Fund to another continue to be subject to the CDSC until the CDSC expires.

     Broker-dealers that sell PIF Fund shares are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described herein.

     Princor may, from time-to-time, at its expense or through use of amounts it receives from a Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)

     Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

  WAIVER OF SALES CHARGE (CLASS A SHARES)

     A Fund's Class A shares may be purchased without a sales charge:

     - by its current and former Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, domestic partner, children (regardless of age) and parents) and trusts for the benefit of these individuals;

     - by the Premier Credit Union;

     - by non-ERISA clients of Principal Global Investors LLC;

     - by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor;

     - through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;

     - to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

     - to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if (1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or (2) such purchase is made through a registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above;

     - by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charges. In addition, the CDSC will not be imposed on redemptions of shares purchased through such omnibus accounts to the extent that no sales charge payments were advanced for purchases made through these entities;

     - by employees of Boston Financial Data Services and PFPC, Inc. and their immediate family members

     - by current and retired Washington Mutual employees and their immediate family members, including children up to age 25;

     - by current or former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;

     - by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sale charge of an Acquired Fund prior to the Combination Date; and

     - by clients of registered investment advisors that have entered into arrangements with Princor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

  REDUCTION OF SALES CHARGE (CLASS A SHARES)

     (1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner under the age of 25 and/or a trust primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with Class A, B, C and J shares of PIF owned by such persons, to determine the applicable sales charge. Reduced charges apply to the total of PIF Funds" (excluding Money Market Fund) shares purchased (and still owned) by any Qualified Purchaser. If the total amount being invested in PIF Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

     (2) Statement of Intention ("SOI"). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The SOI is not available to a 401(a) plan trustee.

     (3) Rights of accumulation. The Class A, Class B, Class C and Class J accounts already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. The balance of the existing accounts as of the date of the subsequent purchase(s) is used in this calculation. Class A shares of the Money Market Funds are not included in the calculation unless they were acquired in exchange for other PIF Fund shares.

     (4) Certain Qualified Plans. The sales charge tables below apply to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans.

             ALL INCOME-ORIENTED FUNDS EXCEPT SHORT-TERM INCOME FUND


                                                 SALES CHARGE AS % OF
                                             ----------------------------
                                                 OFFERING      NET AMOUNT      DEALER ALLOWANCE
AMOUNT OF PURCHASE                                PRICE         INVESTED    AS % OF OFFERING PRICE
------------------                           ---------------   ----------   ----------------------


Less than $500,000.........................       2.50%           2.56%              2.10%
$500,000 but less than $1,000,000..........       1.50%           1.52%              1.25%
$1,000,000 or more.........................  no sales charge                         0.75%


                            ALL GROWTH-ORIENTED FUNDS


                                                 SALES CHARGE AS % OF
                                             ----------------------------
                                                 OFFERING      NET AMOUNT      DEALER ALLOWANCE
AMOUNT OF PURCHASE                                PRICE         INVESTED    AS % OF OFFERING PRICE
------------------                           ---------------   ----------   ----------------------


Less than $500,000.........................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000..........       2.00%           2.04%              1.50%
$1,000,000 or more.........................  no sales charge                         0.75%


SALES CHARGE: CLASS B SHARES

     No front-end sales charge applies to the purchase of Class B shares. However, a CDSC may be imposed on Class B shares sold within five years of purchase. Class B shares automatically convert into Class A shares (based on share prices, not number of shares) seven years (five years for certain sponsored plans) after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

     The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                                                                 CDSC AS A
YEARS SINCE PURCHASE PAYMENTS MADE                          % OF DOLLAR AMOUNT


2 years or less...........................................         5.00%
More than 2 years, up to 3 years..........................         4.00%
More than 3 years, up to 4 years..........................         3.00%
More than 4 years, up to 5 years..........................         2.00%
More than 5 years.........................................         None


     The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.

     In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 1% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established without paying the CDSC.

WAIVER OF THE SALES CHARGE (CLASS B SHARES)

     The CDSC is waived on Class B shares which are sold:

     - due to a shareholder's death;

     - due to the shareholder's disability, as defined in the Internal Revenue Code;

     - from retirement plans to satisfy minimum distribution rules under the Code;

     - to pay surrender charges;

     - to pay retirement plan fees;

     - involuntarily from small balance accounts;

     - through a systematic withdrawal plan (certain limits apply);

     - from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code.

NOTE: To have your Class B CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

     Class B shares are not available to qualified retirement plans.

ONGOING FEES

     Each Fund pays ongoing fees to PMC, Princor and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES

     Each of the Funds (except Money Market Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                                           MAXIMUM ANNUALIZED
                                                                12B-1 FEE
                                                           ------------------


Class A shares...........................................         0.25%
Class B shares...........................................         1.00%
Class C shares...........................................         1.00%
Class I shares...........................................          N/A

                                                                      APPENDIX F

                       ADDITIONAL PERFORMANCE INFORMATION
                        FOR THE EXISTING ACQUIRING FUNDS

     This Appendix contains additional performance information with respect to the Existing Acquiring Funds of PIF: the Disciplined LargeCap Blend Fund, Money Market Fund, Real Estate Securities Fund, SmallCap Value Fund, LargeCap Growth Fund, Diversified International Fund and SmallCap Growth Fund.

                         DISCIPLINED LARGECAP BLEND FUND

     The inception date of the fund is December 30, 2002. Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Institutional Class ("Class I") shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2003                          2004                          2005
------                        ------                        -----


27.54%                        12.16%                        6.54%


     The year-to-date return as of June 30, 2006 for Class A shares is 1.78%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART
ABOVE: Q2 '03   14.82%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q1 '03  -3.45%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Class I shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B and Class C share classes for periods prior to its commencement of operations are based on the performance of the fund's Class I shares adjusted to reflect the fees and expenses of the Class A, Class B or Class C shares of the fund, including any sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Class I shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                         1 YEAR   LIFE OF FUND*
                                                         ------   -------------


CLASS A** (BEFORE TAXES)...............................   0.68%       12.93%
          (AFTER TAXES ON DISTRIBUTIONS)...............   0.28%       12.40%
          (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES)..............................................   0.63%       10.94%
CLASS B**..............................................   0.88%       13.45%
CLASS C................................................   4.86%       14.36%
CLASS I................................................   7.16%       15.76%
S&P 500 Index..........................................   4.91%       14.39%
Morningstar Large Blend Category.......................   5.77%       14.15%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

   * Lifetime results are measured from the date the Class I shares were first sold (December 30, 2002).

  ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                MONEY MARKET FUND

     The inception date of the fund is December 6, 2000. Class I shares began operations on March 1, 2001, Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                         2002                         2003                         2004                         2005
 ----                        -----                        -----                        -----                        -----


3.45%                        0.91%                        0.23%                        0.44%                        2.56%


     The year-to-date return as of June 30, 2006 for Class A Shares is 2.11%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART
ABOVE: Q1 '01  1.26%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q2 '04  0.03%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicted periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including any sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                    1 YEAR   5 YEARS   LIFE OF FUND*
                                                    ------   -------   -------------


CLASS A** (BEFORE TAXES)..........................    2.56%   1.51%        1.57%
          (AFTER TAXES ON DISTRIBUTIONS)
          (AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF SHARES)
CLASS B**.........................................   (3.25)%  0.97%        1.41%
CLASS C...........................................    0.52%   0.64%        0.70%
CLASS I...........................................    2.93%   2.03%        2.09%
Lehman Brothers U.S. Treasury Bellwethers 3 Month
  Index...........................................    3.08%   2.34%        2.34%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

    * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000). Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.

   ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           REAL ESTATE SECURITIES FUND

     The inception date of the Fund is December 6, 2000. Class I shares began operations on March 1, 2001, Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                         2002                         2003                          2004                          2005
 ----                        -----                        ------                        ------                        ------


7.52%                        7.81%                        37.30%                        33.14%                        14.85%


     The year-to-date return as of June 30, 2006 for Class A Shares is 15.20%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART
ABOVE: Q4 '04  17.31%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q2 '04  -7.46%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicted periods, the average annual total returns for the class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including any sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                  1 YEAR   5 YEARS   LIFE OF FUND*
                                                  ------   -------   -------------


CLASS A** (BEFORE TAXES)........................   8.54%    18.13%       18.64%
          (AFTER TAXES ON DISTRIBUTIONS)........   7.40%    16.79%       17.24%
          (AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF SHARES)....................................   6.07%    15.23%       15.65%
CLASS B**.......................................   8.93%    18.41%       19.12%
CLASS C.........................................  13.28%    18.96%       19.47%
CLASS I.........................................  15.60%    20.22%       20.73%
MSCI US REIT Index..............................  12.52%    18.80%       18.79%
Morningstar Specialty -- Real Estate Category
  Average.......................................  11.59%    18.58%       18.44%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

   * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

   ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                               SMALLCAP VALUE FUND

     The inception date of the fund is December 6, 2000. Class I shares began operations on March 1, 2001, Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                         2002                         2003                          2004                          2005
 ----                        -----                        ------                        ------                        -----


9.10%                        (3.51)%                      42.22%                        18.85%                        8.23%


     The year-to-date return as of June 30, 2006 for Class A Shares is 9.16%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q2 '03  22.98%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q3 '02  -16.43%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including any sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                  1 YEAR   5 YEARS   LIFE OF FUND*
                                                  ------   -------   -------------


CLASS A** (BEFORE TAXES)........................   2.27%    12.72%       13.96%
          (AFTER TAXES ON DISTRIBUTIONS)........   0.22%    11.22%       12.44%
          (AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF SHARES)....................................   1.95%    10.30%       11.40%
CLASS B**.......................................   3.01%    13.04%       14.50%
CLASS C.........................................   6.82%    13.58%       14.80%
CLASS I.........................................   9.20%    15.07%       16.31%
Russell 2000 Value Index........................   4.71%    13.55%       13.55%
Morningstar Small Value Category Average........   6.13%    13.50%       13.66%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

    * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

   ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                              LARGECAP GROWTH FUND

     The inception date of the fund is December 6, 2000. Class I shares began operations on March 1, 2001, Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                          2002                         2003(1)                         2004                         2005
 ----                         ------                        -------                        -----                        ------


(24.65)%                      (28.80)%                       28.66%                        8.72%                        11.10%


     The year-to-date return as of June 30, 2006 for Class A Shares is 1.09%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q4 '01  13.65%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q1 '01  -23.34%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including any sales charges. The adjustments result in performance that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                  1 YEAR   5 YEARS      LIFE OF FUND*
                                                  ------   -------      -------------


CLASS A** (BEFORE TAXES)........................   4.97%    (4.65)%(1)      (5.88)%(1)
          (AFTER TAXES ON DISTRIBUTIONS)........   4.97%    (4.68)%(1)      (5.92)%(1)
          (AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF SHARES)....................................   3.23%    (3.91)%(1)      (4.92)%(1)
CLASS B**.......................................   5.37%    (4.70)%(1)      (5.55)%(1)
CLASS C.........................................   9.09%    (4.45)%(1)      (5.69)%(1)
CLASS I.........................................  11.84%    (3.69)%(1)      (4.95)%(1)
Russell 1000 Growth Index.......................   5.26%    (3.58)%         (3.58)%
Morningstar Large Growth Category Average.......   6.46%    (3.36)%         (3.07)%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

    * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

   ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

  (1) During 2003, the fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                         DIVERSIFIED INTERNATIONAL FUND

     The inception date of the fund is December 6, 2000. Class I shares began operations on March 1, 2001, Class A and Class B shares began operations on June 28, 2005, and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                          2002                          2003                          2004                          2005
 ----                         ------                        ------                        ------                        ------


(24.76)%                      (16.84)%                      33.34%                        19.53%                        23.16%


     The year-to-date return as of June 30, 2006 for Class A Shares is 11.54%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q4 '03  17.45%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q3 '02  -18.80%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including their sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                  1 YEAR   5 YEARS   LIFE OF FUND*
                                                  ------   -------   -------------


CLASS A** (BEFORE TAXES)........................  16.40%    3.03%        3.72%
          (AFTER TAXES ON DISTRIBUTIONS)........  15.58%    2.74%        3.44%
          (AFTER TAXES ON DISTRIBUTIONS AND SALE
  OF SHARES)....................................  11.44%    2.51%        3.11%
CLASS B**.......................................  17.64%    3.39%        4.43%
CLASS C.........................................  21.46%    3.57%        4.26%
CLASS I.........................................  23.73%    4.74%        5.43%
Citigroup BMI Global x-US Index***..............  19.59%    8.09%        8.10%
MSCI EAFE (Europe, Australia, Far East)
  Index -- ND...................................  13.54%    4.56%        4.55%
Morningstar Foreign Large Blend Category
  Average.......................................  14.55%    2.93%        3.10%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

    * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

   ** The returns for the Class A and Class B shares reflect the sales charges that will be applicable to the Class B shares issued in the Reorganization and to the Class A and Class B shares sold thereafter.

  *** This index is now the benchmark against which the fund measures its performance. PMC and the portfolio manager believe it better represents the universe of investment choices open to the fund under its investment philosophy. The index formerly used is also shown.

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                              SMALLCAP GROWTH FUND

     The inception date of the fund is December 6, 2000. Class I shares began operations on March 1, 2001, and Class A, Class B and Class C shares are expected to begin operations at the Effective Time of the Reorganization. The bar chart below shows how the fund's total return has varied year-by-year, while the table below shows performance of Class A, Class B, Class C and Class I shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the fund's risks. Past performance does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR


                                   (BAR CHART)


 2001                         2002                          2003                          2004                          2005
 ----                        ------                        ------                        ------                        -----


0.92%                        (39.56)%                      47.71%                        14.05%                        3.78%


     The year-to-date return as of June 30, 2006 for Class A Shares is 5.94%

HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q4 '01  33.61%
LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
Q3 '01  -33.20%

     The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the fund's Class A shares, the annual returns are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A, Class B, Class C and Class I shares. The returns for each of the Class A, Class B, Class C and Class I share classes for periods prior to its commencement of operations are based on the performance of the fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A, Class B, Class C or Class I shares of the fund, including their sales charges. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR PERIODS ENDED DECEMBER 31, 2005


                                                    1 YEAR   5 YEARS   LIFE OF FUND*
                                                    ------   -------   -------------


CLASS A (BEFORE TAXES)............................   (1.93)%   0.15%       (0.68)%
        (AFTER TAXES ON DISTRIBUTIONS)............   (3.02)%  (0.52)%      (1.34)%
        (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  SHARES).........................................   (0.40)%  (0.12)%      (0.83)%
CLASS B...........................................   (2.40)%  (0.33)%      (0.82)%
CLASS C...........................................    1.88%    0.40%       (0.46)%
CLASS I...........................................    4.44%    1.88%        1.00%
Russell 2000 Growth Index.........................    4.15%    2.28%        2.28%
Morningstar Small Growth Category Average.........    5.74%    2.17%        2.39%


     Index performance does not reflect deductions for fees, expenses or taxes.

--------

   * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

     After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                      APPENDIX G

                       ADDITIONAL PERFORMANCE INFORMATION
                             FOR THE ACQUIRED FUNDS

     This Appendix contains additional performance information with respect to the WM Acquired Funds.


                                                      YEAR-TO-DATE TOTAL RETURN AS OF
WM ACQUIRED FUNDS                                       6/30/2006 FOR CLASS A SHARES
-----------------                                     -------------------------------


WM Trust I:
Equity Income Fund..................................                5.42%
Growth & Income Fund................................                0.16%
High Yield Fund.....................................                4.93%
Income Fund.........................................                0.02%
Mid Cap Stock Fund..................................                5.74%
Money Market Fund...................................                2.07%
REIT Fund...........................................               11.09%
Small Cap Value Fund................................                2.47%
Tax Exempt Bond Fund................................                0.55%
U.S. Government Securities Fund.....................               (0.41)%
West Coast Equity Fund..............................                3.44%

WM Trust II:
California Insured Intermediate Municipal Fund......               (0.10)%
California Municipal Fund...........................                0.60%
Growth Fund.........................................               (4.13)%
International Growth Fund...........................                4.74%
Short Term Income Fund..............................                0.95%
Small Cap Growth Fund...............................                1.53%

WM SAM:
Balanced Portfolio..................................                1.32%
Conservative Balanced Portfolio.....................                1.07%
Conservative Growth Portfolio.......................                1.65%
Flexible Income Portfolio...........................                0.58%
Strategic Growth Portfolio..........................                1.87%

                                                                      APPENDIX H

         ADVISORY AND SUB-ADVISORY AGREEMENTS: DATES, APPROVALS AND FEES

     This Appendix provides information regarding the dates, the dates of most recent approval by the Board of Trustees and by shareholders, and the fees payable under the Current Advisory Agreement with WMA as to each of the WM Funds and the sub-advisory agreements for certain of the WM Funds as indicated below.

                           ADVISORY AGREEMENT WITH WMA


                               DATE OF     DATE LAST       DATE LAST              ADVISORY FEE
                               ADVISORY     APPROVED      APPROVED BY      (AS A PERCENTAGE OF AVERAGE
WM FUND                       AGREEMENT   BY BOARD(1)   SHAREHOLDERS(2)         DAILY NET ASSETS)
-------                       ---------   -----------   ---------------   ----------------------------


WM Trust I:
Equity Income Fund..........   5/11/04      5/10/06         12/23/97      0.625% of the first $250
                                                                          million; and 0.50% of the
                                                                          excess over $250 million.
Growth & Income Fund........   5/11/04      5/10/06         12/23/97      0.625% of the first $250
                                                                          million; and 0.50% of the
                                                                          excess over $250 million.
High Yield Fund.............   5/11/04      5/10/06         12/2/97       0.625% of the first $250
                                                                          million; and 0.50% of the
                                                                          excess over $250 million.
Income Fund.................   5/11/04      5/10/06         12/23/97      0.50% of the first $2
                                                                          billion; and 0.45% of the
                                                                          excess over $2 billion.
Mid Cap Stock Fund..........   5/11/04      5/10/06         12/7/99       0.75% of the first $1
                                                                          billion; 0.70% of the next
                                                                          $1 billion; 0.65% of the
                                                                          next $1 billion; and 0.60%
                                                                          of the excess over $3
                                                                          billion.
Money Market Fund...........   5/11/04      5/10/06         12/23/97      0.45% of the first $1
                                                                          billion; and 0.40% of the
                                                                          excess over $1 billion.
REIT Fund...................   5/11/04      5/10/06         11/19/02      0.80% of the first $500
                                                                          million; 0.75% of the next
                                                                          $1.5 billion; 0.70% of the
                                                                          next $1 billion; and 0.65%
                                                                          of the excess over $3
                                                                          billion.
Small Cap Value Fund........   5/11/04      5/10/06         2/19/04       0.85% of the first $500
                                                                          million; 0.75% of the next
                                                                          $2.5 billion; and 0.70% of
                                                                          the excess over $3 billion.
Tax-Exempt Bond Fund........   5/11/04      5/10/06         12/23/97      0.40% of the first $250
                                                                          million; and 0.30% of the
                                                                          excess over $250 million.
U.S. Government Securities     5/11/04      5/10/06         12/23/97      0.50% of the first $2
  Fund......................                                              billion; and 0.45% of the
                                                                          excess over $2 billion.
West Coast Equity Fund......   5/11/04      5/10/06         12/23/97      0.625% of the first $500
                                                                          million; 0.50% of the next
                                                                          $500 million; and 0.375% of
                                                                          the excess over $1 billion.

                               DATE OF     DATE LAST       DATE LAST              ADVISORY FEE
                               ADVISORY     APPROVED      APPROVED BY      (AS A PERCENTAGE OF AVERAGE
WM FUND                       AGREEMENT   BY BOARD(1)   SHAREHOLDERS(2)         DAILY NET ASSETS)
-------                       ---------   -----------   ---------------   ----------------------------

WM Trust II:
California Insured             11/1/05      5/10/06         12/23/97      0.30% of the first $75
  Intermediate Municipal                                                  million; 0.375% of the next
  Fund......................                                              $925 million; and 0.325% of
                                                                          the excess over $1 billion.
California Municipal Fund...   11/1/05      5/10/06          1/9/98       0.30% of the first $150
                                                                          million; 0.35% of the next
                                                                          $850 million; and 0.325% of
                                                                          the excess over $1 billion.
Growth Fund.................   11/1/05      5/10/06         12/23/97      0.75% of the first $500
                                                                          million; 0.70% of the next
                                                                          $1.5 billion; 0.65% of the
                                                                          next $1 billion; and 0.60%
                                                                          of the excess over $2
                                                                          billion.
International Growth Fund...   11/1/05      5/10/06         12/23/97      0.20% of the first $25
                                                                          million; 0.35% of the next
                                                                          $25 million; 0.475% of the
                                                                          next $75 million; 0.275% of
                                                                          the next $125 million;
                                                                          0.325% of the next $750
                                                                          million; 0.275% of the next
                                                                          $2 billion; and 0.225% of
                                                                          the excess over $3 billion.
Short Term Income Fund......   11/1/05      5/10/06          1/9/98       0.50% of the first $200
                                                                          million; 0.45% of the next
                                                                          $300 million; and 0.40% of
                                                                          the excess over $500
                                                                          million.
Small Cap Growth Fund.......   11/1/05      5/10/06          1/9/98       0.85% of the first $500
                                                                          million; 0.75% of the next
                                                                          $2.5 billion; 0.70% of the
                                                                          excess over $3 billion.
WM SAM:
Balanced Portfolio..........   11/1/05      5/10/06         12/23/97      0.55% of the first $500
                                                                          million; 0.50% of the next
                                                                          $500 million; 0.45% of the
                                                                          next $1 billion; 0.40% of
                                                                          the next $1 billion; 0.35%
                                                                          of the next $1 billion;
                                                                          0.30% of the next $1
                                                                          billion; and 0.25% of the
                                                                          excess over $5 billion.
Conservative Balanced          11/1/05      5/10/06         12/23/97      0.55% of the first $500
  Portfolio.................                                              million; 0.50% of the next
                                                                          $500 million; 0.45% of the
                                                                          next $1 billion; 0.40% of
                                                                          the next $1 billion; 0.35%
                                                                          of the next $1 billion;
                                                                          0.30% of the next $1
                                                                          billion; and 0.25% of the
                                                                          excess over $5 billion.

                               DATE OF     DATE LAST       DATE LAST              ADVISORY FEE
                               ADVISORY     APPROVED      APPROVED BY      (AS A PERCENTAGE OF AVERAGE
WM FUND                       AGREEMENT   BY BOARD(1)   SHAREHOLDERS(2)         DAILY NET ASSETS)
-------                       ---------   -----------   ---------------   ----------------------------

Conservative Growth            11/1/05      5/10/06         12/23/97      0.55% of the first $500
  Portfolio.................                                              million; 0.50% of the next
                                                                          $500 million; 0.45% of the
                                                                          next $1 billion; 0.40% of
                                                                          the next $1 billion; 0.35%
                                                                          of the next $1 billion;
                                                                          0.30% of the next $1
                                                                          billion; and 0.25% of the
                                                                          excess over $5 billion.
Flexible Income Portfolio...   11/1/05      5/10/06         12/23/97      0.55% of the first $500
                                                                          million; 0.50% of the next
                                                                          $500 million; 0.45% of the
                                                                          next $1 billion; 0.40% of
                                                                          the next $1 billion; 0.35%
                                                                          of the next $1 billion;
                                                                          0.30% of the next $1
                                                                          billion; and 0.25% of the
                                                                          excess over $5 billion.
Strategic Growth Portfolio..   11/1/05      5/10/06         12/23/97      0.55% of the first $500
                                                                          million; 0.50% of the next
                                                                          $500 million; 0.45% of the
                                                                          next $1 billion; 0.40% of
                                                                          the next $1 billion; 0.35%
                                                                          of the next $1 billion;
                                                                          0.30% of the next $1
                                                                          billion; and 0.25% of the
                                                                          excess over $5 billion.


--------

  (1) The Advisory Agreement with WMA with respect to each of the funds was most recently approved by the Board of Trustees in connection with the annual renewal thereof.

  (2) In general, the Advisory Agreement with WMA was last approved by shareholders (or to the extent applicable, the initial shareholder) of the relevant fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

                             SUB-ADVISORY AGREEMENTS


                                  DATE OF      DATE LAST       DATE LAST            SUB-ADVISORY FEE
                               SUB-ADVISORY     APPROVED      APPROVED BY      (AS A PERCENTAGE OF AVERAGE
WM FUND/SUB-ADVISOR              AGREEMENT    BY BOARD(1)   SHAREHOLDERS(2)         DAILY NET ASSETS)
-------------------            ------------   -----------   ---------------   ----------------------------


WM Trust I
Tax-Exempt Bond Fund
        -- Van Kampen.......     11/30/03       5/10/06         12/23/97      0.10% of average daily net
                                                                              assets
WM Trust II:
California Insured
Intermediate Municipal Fund
        -- Van Kampen.......     11/30/03       5/10/06         12/23/97      0.20% of the first $75
                                                                              million; and 0.125% of the
                                                                              excess over $75 million.
California Municipal Fund
        -- Van Kampen.......     11/30/03       5/10/06         12/23/97      0.20% of the first $150
                                                                              million; 0.15% of the next
                                                                              $850 million; and 0.125% of
                                                                              the excess over $1 billion.

                                  DATE OF      DATE LAST       DATE LAST              ADVISORY FEE
                                 ADVISORY       APPROVED      APPROVED BY      (AS A PERCENTAGE OF AVERAGE
WM FUND                          AGREEMENT    BY BOARD(1)   SHAREHOLDERS(2)         DAILY NET ASSETS)
-------                        ------------   -----------   ---------------   ----------------------------

Growth Fund
        -- Janus............      11/9/04       5/10/06          2/7/02       0.40% of the first $250
                                                                              million; 0.35% of the next
                                                                              $500 million; 0.30% of the
                                                                              next $750 million; and 0.25%
                                                                              of the excess over $1.5
                                                                              billion.
        -- SaBAM............      12/1/05       5/10/06          2/3/05       0.40% of the first $250
                                                                              million; 0.35% of the next
                                                                              $250 million; and 0.30% of
                                                                              the excess over $500
                                                                              million.
        -- Oppenheimer......      8/10/04       5/10/06          2/7/02       0.40% of the first $150
                                                                              million; 0.375% of the next
                                                                              $150 million; 0.35% of the
                                                                              next $200 million; and 0.30%
                                                                              of the excess over $500
                                                                              million.
International Growth Fund
        -- CGTC.............      6/23/99       5/10/06         6/23/99       0.80% of the first $25
                                                                              million; 0.65% of the next
                                                                              $25 million; 0.525% of the
                                                                              next $200 million; and
                                                                              0.475% of the excess over
                                                                              $250 million.
Small Cap Growth Fund
        -- Delaware.........      4/7/05        5/10/06         3/24/05       0.60% of the first $250
                                                                              million; 0.50% of the next
                                                                              $250 million; and 0.40% of
                                                                              the excess over $500
                                                                              million.
        -- Oberweis.........      4/7/05        5/10/06         3/24/05       0.60% of the first $250
                                                                              million; 0.50% of the next
                                                                              $250 million; and 0.40% of
                                                                              the excess over $500
                                                                              million.


--------

  (1) Each of the Sub-Advisory Agreements was most recently approved by the Board of Trustees in connection with the annual renewal thereof.

  (2) In general, each Sub-Advisory Agreement was last approved by shareholders (or to the extent applicable, the initial shareholder) of the relevant fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

                                                                      APPENDIX I

                      FORMS OF PROPOSED ADVISORY AGREEMENTS

     I-1    WM Trust I & II

     I-2    WM Strategic Asset Management Portfolios, LLC

                       FORM OF PROPOSED ADVISORY AGREEMENT

                            [WM TRUST I][WM TRUST II]

                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

     AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"),
dated as of [          ] [          ], 2006, amending and restating in its
entirety the Amended and Restated Investment Management Agreement dated May 14, 2002, as amended February 20, 2003 and May 11, 2004, between [WM TRUST I][WM TRUST II], a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund") and WM Advisors, Inc., a Washington corporation (the "Manager").

                               W I T N E S S E T H

     WHEREAS, the Trust is an open-end series management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund, as a separate series of the Trust, desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as hereinafter defined) of the Trust and the investment policies of the Fund as determined by the Board of Trustees of the Trust.

          (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940) Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Subadviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this Section
     2. In particular, for so long as a Subadviser meets the standard of care set forth in the relevant subadvisory agreement, which shall have been approved by the vote of the Trust's Board of Trustees including a majority of those members of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, and by vote of a majority of the outstanding voting securities of the Fund (each a "Subadvisory Agreement"), the Manager shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Manager; provided, however, that the Manager shall remain authorized to determine what securities or other property shall be purchased or sold by or for the Funds. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser. The Manager agrees to indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be liable arising out of or attributable to any actual or alleged failure of a Subadviser to meet the standard of care set forth in the relevant Subadvisory Agreement.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund or the Trust, as applicable, and any extraordinary expenses will be borne by the Fund.

     5. Compensation. For the services provided pursuant to this Agreement, each Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets of the Fund as stated in Schedule A attached hereto minus the monthly fee payable by the Fund directly to its Subadviser or Subadvisers pursuant to the relevant Subadvisory Agreement(s), as applicable. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee to WM Shareholder Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to WM Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

          Bylaws of the Trust;

          Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

          Notification of Registration of the Trust under the 1940 Act on Form N-8A;

          Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years following May 14, 2002 and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities, "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra", "Composite", "WM", "WM Group" and derivations thereof and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund or the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust and by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Fund or the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund and the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund and the Trust acknowledge and agree that as between the Manager and/or its affiliates and the Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund and the Trust agree to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund and the Trust agree that, upon (i) any violation of the provisions of this Agreement by the Fund or the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Fund and the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund and the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund and the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 1201 Third Avenue, 22(nd) Floor, Seattle, Washington 98101; or if to the Manager: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12.  Miscellaneous.

     Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Declaration of Trust and Limitation of Liability. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

     [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                        [WM TRUST I][WM TRUST II], on behalf of
                                        its series
                                        [NAMES OF SERIES]

                                        By:
                                            ------------------------------------
                                            William G. Papesh
                                            President

                                        Attest:

                                        By:
                                            ------------------------------------
                                            John T. West
                                            Secretary

                                        WM ADVISORS, INC.

                                        By:
                                            ------------------------------------
                                            Gary Pokrzywinski
                                            Senior Vice President

                                        Attest:

                                        By:
                                            ------------------------------------
                                            Sharon L. Howells
                                            Secretary

                     SCHEDULE A -- [WM TRUST I][WM TRUST II]
                           SECOND AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT



                   FUND                                       FEE
                   ----                                       ---






                       FORM OF PROPOSED ADVISORY AGREEMENT
                 [WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC]
                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

     AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"),
dated as of [          ] [          ], 2006, amending and restating in its
entirety the Investment Management Agreement dated September 1, 2000, as amended as of May 14, 2002, May 11, 2004 and November 1, 2005, between the WM Strategic Asset Management Portfolios, LLC, a Massachusetts limited liability company (the "LLC"), on behalf of each of its investment portfolios, which are listed on the signature page of this Agreement (each referred to herein as a "Portfolio" and, collectively, as the "Portfolios") and WM Advisors, Inc., a Washington corporation (the "Manager").

                               W I T N E S S E T H

     WHEREAS, the LLC is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the LLC desires to retain the Manager to render investment management services to each Portfolio, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The LLC hereby appoints the Manager to act as investment manager to each Portfolio for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the LLC, the Manager shall manage the investment operations of each Portfolio and the composition of each Portfolio's portfolio, including the purchase, retention and disposition of securities therefore, in accordance with such Portfolio's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the LLC's Board of Trustees and subject to the following understandings:

          A. The Manager shall provide supervision of each Portfolio's investments, furnish a continuous investment program for each Portfolio's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Portfolio, and what portion of the assets will be invested or held as cash.

          B. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Limited Liability Company Agreement of the LLC and the investment policies of the Portfolios as determined by the Board of Trustees of the LLC.

          C. The Manager shall determine the securities to be purchased or sold by each Portfolio and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager.

          In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of each Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Portfolio and/or other accounts over which the Manager exercises investment discretion.

          D. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          E. Subject to the provisions of the Limited Liability Company Agreement of the LLC and the 1940 Act, the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for a Portfolio to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of a Portfolio for its services to a Portfolio. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of a Portfolio's assets allocated to each such Sub-adviser.

     3. Administrative. Subject to the supervision and direction of the Board of Trustees of the LLC, the Manager is also responsible for all administrative functions with respect to the LLC and will (a) supervise all aspects of the operations of the LLC; (b) supply the LLC with office facilities (which may be in the Manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of (i) the net asset values of shares of the LLC, and (ii) distribution fees), internal auditing and legal services, internal executive and administrative services, and stationery and office (c) prepare reports to the LLC's shareholders and materials for the Board of Trustees of the LLC; (d) prepare tax returns and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (e) cooperate with the LLC's transfer agent for the purpose of establishing the implementing procedures to ensure that the LLC's transfer agency and shareholder relations functions are efficiently carried out; and (f) provide such other similar services as the LLC may reasonably request to the extent permitted under application statutes, rules and regulations. The services to be performed by the Manager hereunder may be delegated by it, in whole or in part, to one or more sub-administrators provided that any delegation of duties to a sub-administrator shall not relieve the Manager of its responsibilities hereunder. Notwithstanding anything to the contrary in this Agreement, the Manger shall not be responsible for the performance of any duties which are required to be performed by the LLC's transfer agent.

     4. Services Not Exclusive. The services rendered by the Manager hereunder to each Portfolio are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     5. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement, including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the LLC, but excluding the cost of securities purchased for a Portfolio and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for a Portfolio, and shall provide the Portfolios with suitable office space. Other expenses to be incurred in the operation of the Portfolios (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the LLC's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees, as applicable, and any extraordinary expenses will be borne by the Portfolios.

     6. Compensation. For the services provided pursuant to this Agreement, each Portfolio shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets at the annual rate for each Portfolio as stated in Schedule A attached hereto. The LLC acknowledges that the Manager, as agent for the

Portfolios, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The LLC acknowledges that the Manager, as agent for the Portfolios, may allocate a portion of the fee to WM Shareholder Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to WM Funds Distributor, Inc. for facilitating distribution of the Portfolios. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the LLC solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     7. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     8. Delivery of Documents. The LLC has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          A. Limited Liability Company Agreement (as presently in effect and as amended from time to time);

          B. Bylaws of the LLC;

          C. Registration Statement under the Securities Act of 1933 and under the 1940 Act of the LLC on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Portfolios and the shares of the Portfolios;

          D. Notification of Registration of the LLC under the 1940 Act on Form N-8A;

          E. Prospectuses of the Portfolios (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

     Statement of Additional Information of the Portfolios (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     9. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees, including a majority of those members of the LLC's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or (b) by vote of a majority of the outstanding voting securities of the Portfolios. Notwithstanding the foregoing, this Agreement (a) may be terminated at any time, without the payment of any penalty, by either the LLC (by vote of the LLC's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolios) or the Manager, on sixty (60) days prior written notice to the other, and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     10. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented, except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     11. Use of Name and Logo. The LLC agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the LLC or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The LLC further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "WM," "WM Group of Funds" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the LLC, which names may be used by the LLC only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the LLC of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force,
(ii) the LLC shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of each Portfolio of the LLC. No such name shall be used by the LLC at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the LLC to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the LLC acknowledges and agrees that as between the Manager and/or its affiliates and the LLC, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the LLC agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the LLC agrees that, upon (i) any violation of the provisions of this Agreement by the LLC or (ii) any termination of this Agreement, by either party or otherwise, the LLC will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the LLC and/or the Portfolios so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the LLC shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the LLC: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or if to the Manager: 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     13.  Miscellaneous.

     A. Except as otherwise expressly provided herein or authorized by the Board of Trustees of the LLC from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the LLC or the Portfolios in any way or otherwise be deemed an agent of the LLC or the Portfolios.

     B. The LLC shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Portfolios as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     C. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     D. If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. Limitation of Liability. A copy of the Certificate of Organization of the LLC is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the LLC on behalf of the Trustees of the LLC, as trustees and not individually, on further behalf of each Portfolio, and that the obligations of this Agreement with respect to a Portfolio shall be binding upon the assets and properties of that Portfolio only and shall not be binding upon the assets and properties of any other Portfolio or series of the LLC or upon any of the Trustees, officers, employees, agents or shareholders of the Portfolios or the LLC individually.

     [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                        WM STRATEGIC ASSET MANAGEMENT
                                        PORTFOLIOS, LLC, on behalf of its
                                        portfolios
                                            INCOME PORTFOLIO,
                                            FLEXIBLE INCOME PORTFOLIO,
                                            BALANCED PORTFOLIO,
                                            CONSERVATIVE GROWTH PORTFOLIO, and
                                            STRATEGIC GROWTH PORTFOLIO

                                        By:
                                            ------------------------------------
                                            William G. Papesh, President
Attest:

By:
    --------------------------
    John T. West, Secretary

                                        WM ADVISORS, INC.

                                        By:
                                            ------------------------------------
                                            William G. Papesh, President

Attest:

By:
    --------------------------
    Sharon L. Howells, Secretary

                                                                      SCHEDULE A

                  WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC

     The management fee to be charged for advisory services (including sub-advisory fees, if any) for each Portfolio is based upon a percentage of the average daily net assets of such Portfolio. The total management fee to be paid monthly for each Portfolio is as follows:


                PORTFOLIO                                     FEE
                ---------                                     ---


Conservative Balanced Portfolio            Monthly fee computed on the aggregate
Balanced Portfolio                         average daily net assets of the all of
Conservative Growth Portfolio              the Portfolios (with each Portfolio
Strategic Growth Portfolio                 paying a proportionate share based on its
Flexible Income Portfolio                  average daily net assets) at a rate equal
                                           to .550% per annum on the first $500
                                           million of assets; .500% on the next $500
                                           million of assets; .450% on the next $1
                                           billion of assets; .400% on the next $1
                                           billion of assets; .350% on the next $1
                                           billion of assets; .300% on the next $1
                                           billion of assets and .250% per annum on
                                           assets in excess of $5 billion.

                                                                      APPENDIX J

               FEES PAID TO WMA, SUB-ADVISORS AND THEIR AFFILIATES

     This Appendix provides information regarding (i) amounts paid by each of the WM Funds to WMA as its advisor; (ii) amounts paid by certain of the WM Funds as indicated below to their Sub-Advisor(s), and (iii) amounts paid by each of the WM Funds to affiliates of WMA or of its Sub-Advisor(s) during the WM Funds' fiscal year ended October 31, 2005. All fees are shown after waivers or reimbursements, if any.


                                                                               ADMIN.     AGGREGATE
                                                             DISTRIBUTION      AND/OR    COMMISSIONS
                                                   SUB-     AND/OR SERVICE    TRANSFER     PAID TO
                                    ADVISORY     ADVISORY    (RULE 12B-1)      AGENT      AFFILIATED
WM FUND                              FEES(1)     FEES(2)         FEES         FEES(3)      BROKERS
-------                            ----------   ---------   --------------   ---------   -----------


WM Trust I:
Equity Income Fund...............  10,506,944                  4,234,261       944,489       None
Growth & Income Fund.............  12,387,833                  2,411,556       810,248       None
High Yield Fund..................   4,227,833                  1,402,821       186,088       None
Income Fund......................   5,931,217                  1,898,725       339,614       None
Mid Cap Stock Fund...............   6,140,244                    433,456       130,458       None
Money Market Fund................   3,068,957                    460,063       354,824       None
REIT Fund........................   3,102,162                    160,239        57,717       None
Small Cap Value Fund.............   2,783,059                     55,268        21,322       None
Tax Exempt Bond Fund.............   1,085,937                    810,769        96,346       None
  -- Sub-Advisor: Van Kampen.....                 217,187
U.S. Government Securities Fund..   8,599,051                  1,771,750       346,189       None
West Coast Equity Fund...........   7,293,109                  3,409,208     1,015,992       None
WM Trust II:
California Insured...............     702,877                    906,337        46,185       None
Intermediate Municipal Fund
  -- Sub-Advisor: Van Kampen.....                 231,969
California Municipal Fund........   2,102,225                  2,437,994       145,972       None
  -- Sub-Advisor: Van Kampen.....                 705,668
Growth Fund......................  12,896,645                  1,394,223       981,129       None
  -- Sub-Advisor: Janus..........               5,983,949(4)
  -- Sub-Advsior: ClearBridge....
  -- Sub-Advisor: Oppenheimer....
International Growth Fund........   5,997,428                    168,395       116,248       None
  -- Sub-Advisor: CGTC...........               2,562,009
Short Term Income Fund...........   1,318,161                    551,699       108,688       None
Small Cap Growth Fund............   2,886,357                    340,696       321,350       None
  -- Sub-Advisor: Delaware.......               1,097,393
  -- Sub-Advisor: Oberweis.......
WM SAM:
Balanced Portfolio...............  22,943,464                                2,544,015       None
Conservative Balanced Portfolio..   3,473,818                                  360,228       None
Conservative Growth Portfolio....  18,481,899                                2,392,501       None
Flexible Income Portfolio........   6,114,510                                  622,280       None
Strategic Growth Portfolio.......  11,039,655                                1,820,245       None


--------

  (1) Advisory fees were paid to WMA, a wholly owned indirect subsidiary of Washington Mutual, Inc.

  (2) Sub-advisory fees are shown in the aggregate for Funds with more than one Sub-Advisor.

  (3) Transfer agent fees have been paid to Shareholder Services, a wholly owned subsidiary of Washington Mutual, Inc.

  (4) Includes sub-advisory fees paid to affiliated predecessor firm of ClearBridge.

                                                                      APPENDIX K

            PRINCIPAL OFFICERS AND DIRECTORS OF WMA AND SUB-ADVISORS

     This Appendix provides additional information about the management of WMA and each of the Sub-Advisors to a WM Fund.

     Management of WMA The names and principal occupations of the principal executive officers and directors of WMA are set forth below. The business address of each such person is 1201 Third Avenue, 8(th) Floor, Seattle, WA 98101.


NAME (POSITION WITH
WM FUNDS (IF ANY))                     POSITION WITH WMA              PRINCIPAL OCCUPATION
-------------------                    -----------------              --------------------


Mike E. Brandeberry...........  Director                         Associate General Counsel,
                                                                 Washington Mutual, Inc.
Scott Pelkola.................  Director                         Senior Manager, Investment
                                                                 Portfolio, Washington Mutual,
                                                                 Inc.
William G. Papesh.............  Director                         President
  (Trustee, President and CEO)
Gary J. Pokrzywinski..........  Director                         Senior Vice President, Chief
  (Senior Vice President)                                        Investment Officer
Debra C. Ramsey...............  Director                         Senior Vice President
  (Senior Vice President)
Alex Ghazanfari...............  Chief Compliance Officer,        Chief Compliance Office, First
                                First Vice President             Vice President
Sharon L. Howells.............  Secretary, First Vice            Secretary, First Vice
                                President                        President
David M. Williams.............  Chief Financial Officer, First   Chief Financial Officer, First
                                Vice President, Treasurer,       Vice President, Treasurer,
                                Division Financial Officer,      Division Financial Officer,
                                Washington Mutual, Inc.          Washington Mutual, Inc.
Randall L. Yoakum.............  Senior Vice President            Senior Vice President
  (Senior Vice President)


     Management of Van Kampen   The names and principal occupations of the
principal executive officers and directors of Van Kampen are set forth below. The business address of each such person is 1 Parkview Plaza, P.O. Box 5555 Oakbrook Terrace, IL 60181*.


NAME                               POSITION WITH VAN KAMPEN           PRINCIPAL OCCUPATION
----                               ------------------------           --------------------


Michael Kiley*................  Managing Director                President, Chief Executive
                                                                 Officer
Ed Wood.......................  Managing Director                Chief Operating Officer, Chief
                                                                 Administrative Officer
David Linton..................  Managing Director                National Sales
Steven Massoni................  Managing Director                Unit Investment Trusts
Kelly McMahon.................  Executive Director               Information Technology
Jack Reynoldson...............  Executive Director               Fixed Income Investments
Andrew J. Scherer.............  Managing Director                Investment Platforms
Howard Tiffen.................  Managing Director                Senior Loans
Phillip G. Goff...............  Executive Director               Fund Administration


--------

   * The aforementioned key executives of Van Kampen are located in Oakbrook Terrance, IL with the exception of Michael Kiley. The business address for Mr. Kiley is 1221 Avenue of the Americas New York, NY 10020.

     Management of Janus The names and principal occupations of the principal executive officers and directors of Janus are set forth below. The business address of each such person is 151 Detroit St., Denver, CO 80206.


NAME                                  POSITION WITH JANUS             PRINCIPAL OCCUPATION
----                                  -------------------             --------------------


Gary D. Black.................  Chief Executive Officer          Chief Investment Officer
John H. Bluher................  Executive Vice President         General Counsel and Chief
                                                                 Public Affairs Officer
David R. Martin...............  Executive Vice President         Chief Financial Officer
Robin C. Beery................  Executive Vice President         Chief Marketing Officer
Kelley Abbott Howes...........  Senior Vice President            General Counsel Janus Capital
                                                                 Management, LLC
David R. Kowalski.............  Senior Vice President            Chief Compliance Officer
John W. Zimmerman, CFA........  Executive Vice President         Managing Director,
                                                                 Institutional Asset Management
Dominic Martellaro............  Executive Vice President         Managing Director, Global
                                                                 Advisory Channel


     Management of ClearBridge The names and principal occupations of the principal executive officers and directors of ClearBridge are set forth below. The business address of each such person is 399 Park Avenue, New York, NY 10022.


NAME                               POSITION WITH CLEARBRIDGE          PRINCIPAL OCCUPATION
----                               -------------------------          --------------------


Barbara Brooke Manning........  Chief Compliance Officer         Chief Compliance Officer
Peter Lanning Bain............  Director                         Senior Executive Vice
                                                                 President, Head of U.S. Asset
                                                                 Management, Legg Mason, Inc.
Mark Raymond Fetting..........  Director                         Senior Executive Vice
                                                                 President, Legg Mason, Inc.;
                                                                 Head of Global Managed
                                                                 Investments; President, Legg
                                                                 Mason Funds
Timothy Charles Scheve........  Director                         Senior Executive Vice
                                                                 President and Chief
                                                                 Administrative Officer, Legg
                                                                 Mason, Inc.
Harry David Cohen.............  Co-Chief Investment Officer      Co-chief Investment Officer
Brian Scott Posner............  President, Chief Executive       President, Chief Executive
                                Officer and Co-Chief             Officer and Co-Chief
                                Investment Officer               Investment Officer
Terrence James Murphy.........  Chief Administrative Officer     Chief Administrative Officer


     Management of Oppenheimer The names and principal occupations of the principal executive officers and directors of Oppenheimer are set forth below. The business address of each such person is Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281.


NAME                               POSITION WITH OPPENHEIMER          PRINCIPAL OCCUPATION
----                               -------------------------          --------------------


John Murphy...................  Director                         Chairman, President, and Chief
                                                                 Executive Officer
Kurt Wolfgruber...............  Director                         Chief Investment Officer
Robert Zack...................  Executive Vice President         General Counsel
Mark Vandehey.................  Senior Vice President            Chief Compliance Officer
David Pfeffer.................  Senior Vice President            Chief Financial Officer
Michael Baldwin...............  Executive Vice President         Chief Information Officer and
                                                                 Head of Global Operations
Craig Dinsell.................  Executive Vice President         Head of Human Resources
James Ruff....................  Executive Vice President         President of OppenheimerFunds
                                                                 Distributor, Inc.

     Management of CGTC The names and principal occupations of the principal executive officers and directors of CGTC are set forth below. The business address of each such person is 333 S. Hope Street, Los Angeles, CA 90071-1406.


NAME                                  POSITION WITH CGTC              PRINCIPAL OCCUPATION
----                                  ------------------              --------------------


David I. Fisher...............  Chairman                         Portfolio Manager
Nancy J. Kyle.................  Vice Chairman                    Portfolio Manager
Eugene P. Stein...............  Vice Chairman                    Portfolio Manager
Andrew F. Barth...............  President                        Research Analyst
P. Andrew Stenoviec...........  Executive Vice President         Client Relations & Marketing
Michael R. Ericksen...........  Senior Vice President            Portfolio Manager
Michael A. Felix..............  Senior Vice President &          Portfolio Accounting
                                Treasurer
Peter C. Kelly................  Senior Vice President & Senior   Attorney
                                Counsel
Karen A. Miller...............  Senior Vice President            Portfolio Manager
James R. Mulally..............  Senior Vice President            Portfolio Manager
Shelby Notkin.................  Senior Vice President &          Portfolio Manager
                                Chairman, PIM Division
Theodore R. Samuels...........  Senior Vice President            Portfolio Manager
Lionel M. Sauvage.............  Senior Vice President            Portfolio Manager
Lawrence R. Solomon...........  Senior Vice President            Portfolio Manager & Research
                                                                 Analyst
Alan J. Wilson................  Senior Vice President            Portfolio Manager
Victor D. Kohn................  Senior Vice President            Portfolio Manager
Karen L. Larson...............  Senior Vice President            Research Analyst
Jason M. Pilalas..............  Senior Vice President            Research Analyst


     Management of Delaware The names and principal occupations of the principal executive officers and directors of Delaware are set forth below. The business address of each such person is 2005 Market Street, Philadelphia, PA 19103.


NAME                                POSITION WITH DELAWARE            PRINCIPAL OCCUPATION
----                                ----------------------            --------------------


Patrick P. Coyne..............  President
Ryan K. Brist.................  Executive Vice                   Chief Investment Officer,
                                President/Managing Director      Fixed Income
John C.E. Campbell............  Executive Vice President         Global Marketing & Client
                                                                 Services
Philip N. Russo...............  Executive Vice President         Chief Financial Officer
See Yeng Quek.................  Executive Vice                   Chief Investment Officer,
                                President/Managing Director      Fixed Income
Douglas L. Anderson...........  Senior Vice President            Operations
Marshall T. Bassett...........  Senior Vice President            Chief Investment
                                                                 Officer -- Emerging Growth
                                                                 Equity
Joseph Baxter.................  Senior Vice President            Head of Municipal Bond
                                                                 Investments
Christopher S. Beck...........  Senior Vice President            Senior Portfolio Manager
Michael P. Bishof.............  Senior Vice President            Investment Accounting
Michael P. Buckley............  Senior Vice President            Director of Municipal Research
Stephen R. Cianci.............  Senior Vice President            Senior Portfolio Manager
Robert F. Collins.............  Senior Vice President            Senior Portfolio Manager

NAME                                POSITION WITH DELAWARE            PRINCIPAL OCCUPATION
----                                ----------------------            --------------------

James A. Forant...............  Senior Vice President            Director, Technical Services
Brian D. Funk.................  Senior Vice President            Director of Credit Research
Brent C. Garrells.............  Senior Vice President            Senior Research Analyst
Stuart M. George..............  Senior Vice President            Head of Equity Trading
Paul Grillo...................  Senior Vice President            Senior Portfolio Manager
Jonathan Hatcher..............  Senior Vice President            Senior Research Analyst
William F. Keelan.............  Senior Vice President            Director of Quantitative
                                                                 Research
Francis X. Morris.............  Senior Vice President            Chief Investment
                                                                 Officer -- Core Equity
Brian L. Murray, Jr. .........  Senior Vice President            Chief Compliance Officer
Susan L. Natalini.............  Senior Vice President            Global Marketing & Client
                                                                 Services
Zoe Neale.....................  Senior Vice President            Chief Investment
                                                                 Officer -- International
                                                                 Equity
D. Tysen Nutt.................  Senior Vice President            Chief Investment
                                                                 Officer -- Large Cap Value
                                                                 Equity
David P. O'Connor.............  Senior Vice President            Strategic Investment
                                                                 Relationships and
                                                                 Initiatives/General Counsel
John J. O'Connor..............  Senior Vice President            Investment Accounting
Philip R. Perkins.............  Senior Vice President            Senior Portfolio Manager
Timothy L. Rabe...............  Senior Vice President            Senior Portfolio Manager/Head
                                                                 of High Yield
Richard Salus.................  Senior Vice President            Controller/Treasurer
James L. Shields..............  Senior Vice President            Chief Information Officer
Jeffrey S. Van Harte..........  Senior Vice President            Chief Investment
                                                                 Officer -- Focus Growth Equity


     Management of Oberweis The names and principal occupations of the principal executive officers and directors of Oberweis are set forth below. The business address of each such person is 3333 Warrenville Road, Suite 500, Lisle, IL 60532.


NAME                                POSITION WITH OBERWEIS            PRINCIPAL OCCUPATION
----                                ----------------------            --------------------


James W. Oberweis, CFA........  Director, President and          President -- Oberweis Asset
                                Portfolio Manager                Management, Inc. September,
                                                                 2001 to present; Portfolio
                                                                 Manager from December, 1995 to
                                                                 present; President and
                                                                 Director -- Oberweis
                                                                 Securities, Inc., September,
                                                                 1996 to present.
Patrick B. Joyce..............  Director, Executive Vice         Executive Vice President,
                                President, Chief Financial       Secretary, Chief Financial
                                Officer, Secretary and Chief     Officer and Director September
                                Compliance Officer               1994 to present, Chief
                                                                 Compliance Officer October
                                                                 2004 to present -- Oberweis
                                                                 Asset Management, Inc.;
                                                                 Executive Vice President and
                                                                 Director -- Oberweis
                                                                 Securities, Inc. September
                                                                 1996 to present.
James D. Oberweis.............  Director and Chairman of the     Chairman of Oberweis Dairy,
                                Board                            Inc.

                                                                      APPENDIX L

                COMPARABLE FUNDS ADVISED BY WMA AND SUB-ADVISORS

     Each of WMA and the Sub-Advisors to certain of the WM Funds currently acts as advisor or sub-advisor to other registered investment companies or series thereof having similar investment objectives and policies to those of WM Funds which they advise or sub-advise. The table below identifies such comparable funds and states for each its approximate net assets and the current advisory or sub-advisory fee rate as a percentage of average daily net assets. All information for a comparable fund is given as of the end of its last fiscal year.



                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------


WM Trust I:
Equity Income Fund     WM Variable Trust                             $279.5 million     0.625% of the first       December 31,
                       Equity Income Fund                                                $500 million; and            2005
                                                                                           0.500% of the
                                                                                          excess over $500
                                                                                              million
Growth & Income
  Fund                 WM Variable Trust                             $268.5 million     0.750% of the first       December 31,
                        Growth & Income                                                    $200 million;              2005
                              Fund                                                       0.700% of the next
                                                                                           $200 million;
                                                                                         0.650% of the next
                                                                                         $100 million; and
                                                                                           0.575% of the
                                                                                          excess over $500
                                                                                              million
                        VALIC Company I                               $290 million      0.325% of the first         May 31,
                        Core Equity Fund                                                   $500 million;              2006
                                                                                         0.250% of the next
                                                                                        $450 million; 0.20%
                                                                                           of the next $1
                                                                                         billion; and 0.18%
                                                                                         of the excess over
                                                                                           $1.950 billion
High Yield Fund                --
Income Fund            WM Variable Trust                             $205.5 million      0.50% of the first       December 31,
                          Income Fund                                                     $2 billion; and             2005
                                                                                        0.45% of the excess
                                                                                          over $2 billion
Mid Cap Stock Fund     WM Variable Trust                             $111.2 million      0.75% of the first       December 31,
                       Mid Cap Stock Fund                                                $1 billion; 0.70%            2005
                                                                                           of the next $1
                                                                                         billion; 0.65% of
                                                                                            the next $1
                                                                                         billion; and 0.60%
                                                                                         of the excess over
                                                                                             $3 billion
Money Market Fund      WM Variable Trust                             $16.4 million       0.45% of the first       December 31,
                       Money Market Fund                                                  $1 billion; and             2005
                                                                                        0.40% of the excess
                                                                                          over $1 billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

REIT Fund              WM Variable Trust                             $52.8 million       0.80% of the first       December 31,
                           REIT Fund                                                    $500 million; 0.75%           2005
                                                                                          of the next $1.5
                                                                                         billion; 0.70% of
                                                                                            the next $1
                                                                                         billion; and 0.65%
                                                                                         of the excess over
                                                                                             $3 billion
Small Cap Value
  Fund                 WM Variable Trust                             $38.4 million       0.85% of the first       December 31,
                        Small Cap Value                                                 $500 million; 0.75%           2005
                              Fund                                                        of the next $2.5
                                                                                         billion; and 0.70%
                                                                                         of the excess over
                                                                                             $3 billion
Tax Exempt Bond
  Fund                         --                                          --                    --                    --
   -- Sub-Advisor:
     Van Kampen                             Morgan Stanley Tax-       $1.1 billion      0.420% of the first         June 30,
                                             Exempt Securities                             $500 million;              2006
                                                   Trust                                 0.345% of the next
                                                                                           $250 million;
                                                                                         0.295% of the next
                                                                                           $250 million;
                                                                                         0.270% of the next
                                                                                           $250 million;
                                                                                         0.245% of the next
                                                                                         $1.25 billion; and
                                                                                           0.220% of the
                                                                                          excess over $2.5
                                                                                              billion
                                                 Van Kampen          $631.6 million      0.500 of the first        March 31,
                                              Municipal Income                           $500 million; and            2006
                                                    Fund                                0.450 of the excess
                                                                                         over $500 million
U.S. Government
  Securities Fund      WM Variable Trust                             $275.6 million      0.50% of the first       December 31,
                        U.S. Government                                                   $2 billion; and             2005
                        Securities Fund                                                 0.45% of the excess
                                                                                          over $2 billion
West Coast Equity
  Fund                 WM Variable Trust                             $140.9 million     0.625% of the first       December 31,
                       West Coast Equity                                                 $500 million; and            2005
                              Fund                                                         0.500% of the
                                                                                          excess over $500
                                                                                              million

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

WM Trust II:
California Insured
  Intermediate
  Municipal Fund               --                                          --                    --                    --
   -- Sub-Advisor:
     Van Kampen                             Morgan Stanley Tax-       $1.1 billion      0.420% of the first         June 30,
                                             Exempt Securities                             $500 million;              2006
                                                   Trust                                 0.345% of the next
                                                                                           $250 million;
                                                                                         0.295% of the next
                                                                                           $250 million;
                                                                                         0.270% of the next
                                                                                           $250 million;
                                                                                         0.245% of the next
                                                                                         $1.25 billion; and
                                                                                           0.220% of the
                                                                                          excess over $2.5
                                                                                              billion
                                                 Van Kampen          $631.6 million      0.500 of the first        March 31,
                                              Municipal Income                           $500 million; and            2006
                                                    Fund                                0.450 of the excess
                                                                                         over $500 million
California
  Municipal Fund               --                                          --                    --                    --
   -- Sub-Advisor:
     Van Kampen                             Morgan Stanley Tax-       $1.1 billion      0.420% of the first         June 30,
                                             Exempt Securities                             $500 million;              2006
                                                   Trust                                 0.345% of the next
                                                                                           $250 million;
                                                                                         0.295% of the next
                                                                                           $250 million;
                                                                                         0.270% of the next
                                                                                           $250 million;
                                                                                         0.245% of the next
                                                                                         $1.25 billion; and
                                                                                           0.220% of the
                                                                                          excess over $2.5
                                                                                              billion
                                                 Van Kampen          $631.6 million      0.500 of the first        March 31,
                                              Municipal Income                           $500 million; and            2006
                                                    Fund                                0.450 of the excess
                                                                                         over $500 million
Growth Fund            WM Variable Trust                             $272.8 million      0.75% of the first       December 31,
                          Growth Fund                                                   $500 million; 0.70%           2005
                                                                                          of the next $1.5
                                                                                         billion; 0.65% of
                                                                                            the next $1
                                                                                         billion; and 0.60%
                                                                                         of the excess over
                                                                                             $2 billion
   -- Sub-Advisor:
     Janus                                   WM Variable Trust                          0.400% of the first
                                                Growth Fund                                $250 million;
                                                                                         0.350% of the next
                                                                                           $500 million;
                                                                                         0.300% of the next
                                                                                           $750 million;
                                                                                           0.250% of the
                                                                                          excess over $1.5
                                                                                              billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

   -- Sub-Advisor:
     Janus                                       Janus Fund          $11.2 billion             0.64%              October 31,
                                                                                                                      2005
                                             Janus Triton Fund       $37.6 million             0.64%              October 31,
                                                                                                                      2005
                                             Janus Fundamental       $719.9 million            0.64%              October 31,
                                                Equity Fund                                                           2005
                                              Janus Enterprise        $1.7 billion             0.64%              October 31,
                                                    Fund                                                              2005
                                             Janus Global Life        $1.2 billion             0.64%              October 31,
                                               Sciences Fund                                                          2005
                                                Janus Global         $177.8 million            0.64%              October 31,
                                             Opportunities Fund                                                       2005
                                                Janus Global         $994.7 million            0.64%              October 31,
                                              Technology Fund                                                         2005
                                             Janus Mercury Fund       $4.5 billion             0.64%              October 31,
                                                                                                                      2005
                                             Janus Olympus Fund       $2.3 billion             0.64%              October 31,
                                                                                                                      2005
                                              Janus Orion Fund       $690.1 million            0.64%              October 31,
                                                                                                                      2005
                                            Janus Overseas Fund       $2.5 billion             0.64%              October 31,
                                                                                                                      2005
                                              Janus Contrarian        $2.9 billion             0.64%              October 31,
                                                    Fund                                                              2005
                                             Janus Twenty Fund        $9.6 billion             0.64%              October 31,
                                                                                                                      2005
                                             Janus Venture Fund       $1.3 billion             0.64%              October 31,
                                                                                                                      2005
                                             Janus Aspen Large       $888.9 million            0.64%              December 31,
                                                 Cap Growth                                                           2005
                                                 Portfolio
                                            Janus Aspen Mid Cap      $791.3 million            0.64%              December 31,
                                              Growth Portfolio                                                        2005
                                             Janus Aspen Forty        $1.0 billion             0.64%              December 31,
                                                 Portfolio                                                            2005
                                                Janus Aspen          $13.8 million             0.60%              December 31,
                                             Fundamental Equity                                                       2005
                                                 Portfolio
                                             Janus Aspen Global      $34.4 million             0.64%              December 31,
                                               Life Sciences                                                          2005
                                                 Portfolio
                                             Janus Aspen Global      $167.1 million            0.64%              December 31,
                                                 Technology                                                           2005
                                                 Portfolio
                                                Janus Aspen           $1.3 billion             0.64%              December 31,
                                               International                                                          2005
                                                Growth Fund

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                               Janus Adviser         $10.3 million             0.64%                July 31,
                                              Contrarian Fund                                                         2006
                                            Janus Adviser Large      $156.1 million            0.64%                July 31,
                                              Cap Growth Fund                                                         2006
                                            Janus Adviser Orion       $1.3 million             0.64%                July 31,
                                                    Fund                                                              2006
                                             Janus Adviser Mid       $95.1 million             0.64%                July 31,
                                              Cap Growth Fund                                                         2006
                                            Janus Adviser Forty       $1.8 billion             0.64%                July 31,
                                                    Fund                                                              2006
                                               Janus Adviser         $67.8 million             0.60%                July 31,
                                             Fundamental Equity                                                       2006
                                                    Fund
                                               Janus Adviser         $614.4 million            0.64%                July 31,
                                               International                                                          2006
                                                Growth Fund
                                               Met Investors         $784.9 million      0.50% of the first       December 31,
                                             Series Trust Janus                          $25 million; 0.40%           2005
                                             Aggressive Growth                            of the next $225
                                                 Portfolio                               million; 0.35% of
                                                                                           the next $750
                                                                                         million; and 0.30%
                                                                                         of the excess over
                                                                                             $1 billion
                                            Ohio National Fund,      $16.5 million       0.55% of the first       December 31,
                                              Inc. Aggressive                           $100 million; 0.50%           2005
                                              Growth Portfolio                            of the next $400
                                                                                         million; and 0.45%
                                                                                         of the excess over
                                                                                            $500 million
                                              Pacific Funds PF       $45.0 million       0.45% of the first        March 31,
                                              Janus Growth LT                            $25 million; 0.40%           2006
                                                    Fund                                  of the next $125
                                                                                         million; 0.35% of
                                                                                           the next $850
                                                                                         million; 0.30% of
                                                                                            the next $1
                                                                                         billion; and 0.25%
                                                                                         of the excess over
                                                                                             $2 billion
                                            Pacific Select Fund       $1.6 billion       0.45% of the first       December 31,
                                            Growth LT Portfolio                          $25 million; 0.40%           2005
                                                                                          of the next $125
                                                                                         million; 0.35% of
                                                                                           the next $850
                                                                                         million; 0.30% of
                                                                                            the next $1
                                                                                         billion; and 0.25%
                                                                                         of the excess over
                                                                                             $2 billion
                                            Pacific Select Fund      $153.3 million      0.45% of the first       December 31,
                                                 Focused 30                              $25 million; 0.40%           2005
                                                 Portfolio                                of the next $125
                                                                                         million; 0.35% of
                                                                                           the next $850
                                                                                         million; 0.30% of
                                                                                            the next $1
                                                                                         billion; and 0.25%
                                                                                         of the excess over
                                                                                             $2 billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                               Met Investors          $1.1 billion       0.40% of the first       December 31,
                                             Series Trust Janus                         $50 million; 0.375%           2005
                                                  Capital                                 of the next $100
                                                Appreciation                             million; 0.35% of
                                                 Portfolio                                 the next $600
                                                                                        million; and 0.325%
                                                                                         of the excess over
                                                                                            $750 million
                                             AEGON/Transamerica       $1.7 billion       0.40% of the first       December 31,
                                             Series Trust Janus                         $250 million; 0.35%           2005
                                              Growth Portfolio                            of the next $500
                                                                                         million; 0.30% of
                                                                                           the next $750
                                                                                         million; 0.25% of
                                                                                           the next $1.5
                                                                                        billion; and 0.225%
                                                                                         of the excess over
                                                                                             $3 billion
                                                DWS Scudder          $154.9 million      0.45% of the first       December 31,
                                             Variable Series II                          $25 million; 0.40%           2005
                                              DWS Janus Growth                            of the next $125
                                             Opportunities VIP                           million; 0.375% of
                                                                                           the next $600
                                                                                         million; and 0.35%
                                                                                         of the excess over
                                                                                            $750 million
                                             EQ Advisors Trust       $358.2 million      0.55% of the first       December 31,
                                             EQ/Janus Large Cap                         $100 million; 0.50%           2005
                                              Growth Portfolio                            of the next $400
                                                                                         million; and 0.45%
                                                                                         of the excess over
                                                                                            $500 million
                                            ING Investors Trust      $85.3 million       0.45% of the first       December 31,
                                             EQ/Janus Large Cap                            $500 million;              2005
                                              Growth Portfolio                           0.425% of the next
                                                                                         $500 million; and
                                                                                        0.40% of the excess
                                                                                          over $1 billion
                                              Lincoln Variable       $556.4 million      0.40% of the first       December 31,
                                             Insurance Products                         $250 million; 0.35%           2005
                                               Trust Capital                              of the next $500
                                             Appreciation Fund                           million; 0.30% of
                                                                                           the next $750
                                                                                         million; and 0.25%
                                                                                         of the excess over
                                                                                            $1.5 billion
                                             Maxim Series Fund,      $333.3 million      0.50% of the first       December 31,
                                              Inc. Maxim Janus                          $250 million; 0.45%           2005
                                              Large Cap Growth                            of the next $500
                                                 Portfolio                               million; 0.40% of
                                                                                           the next $750
                                                                                         million; and 0.35%
                                                                                         of the excess over
                                                                                            $1.5 billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                            Northwestern Mutual      $132.3 million      0.55% of the first       December 31,
                                             Series Fund, Inc.                          $100 million; 0.50%           2005
                                               Janus Capital                              of the next $400
                                                Appreciation                             million; and 0.45%
                                                 Portfolio                               of the excess over
                                                                                            $500 million
                                               Seasons Series        $37.6 million       0.55% of the first        March 31,
                                             Trust Focus Growth                          $50 million; 0.50%           2006
                                                 Portfolio                                of the next $450
                                                                                         million; and 0.45%
                                                                                         of the excess over
                                                                                            $500 million
                                               Seasons Series        $60.4 million       0.60% of the first        March 31,
                                              Trust Large Cap                            $200 million; and            2006
                                              Growth Portfolio                          0.55% of the excess
                                                                                         over $200 million
                                             Transamerica IDEX        $1.1 billion       0.40% of the first       October 31,
                                              Mutual Funds TA                              $250 million;              2005
                                             IDEX Janus Growth                           0.35% of the next
                                                    Fund                                $500 million; 0.30%
                                                                                          of the next $750
                                                                                         million; 0.25% of
                                                                                           the next $1.5
                                                                                        billion; and 0.225%
                                                                                         of the excess over
                                                                                             $3 billion
   -- Sub-Advisor:
     ClearBridge                             WM Variable Trust       $272.8 million     0.400% of the first       December 31,
                                                Growth Fund                                $250 million;              2005
                                                                                         0.350% of the next
                                                                                           $250 million;
                                                                                           0.300% of the
                                                                                          excess over $500
                                                                                              million
                                            Legg Mason Partners      $17.6 million      0.750% of the first       December 31,
                                            Variable Portfolios                          $1 billion; 0.725%           2005
                                             I, Inc. Large Cap                             of the next $1
                                                Growth Fund                              billion; 0.700% of
                                                                                            the next $3
                                                                                         billion; 0.675% of
                                                                                            the next $5
                                                                                        billion; and 0.650%
                                                                                         of the excess over
                                                                                            $10 billion
                                            Legg Mason Partners      $378.0 million     0.750% of the first       October 31,
                                            Variable Portfolios                          $1 billion; 0.725%           2005
                                            III, Inc. Large Cap                            of the next $1
                                                Growth Fund                              billion; 0.700% of
                                                                                            the next $3
                                                                                         billion; 0.675% of
                                                                                            the next $5
                                                                                        billion; and 0.650%
                                                                                         of the excess over
                                                                                            $10 billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                            Legg Mason Partners       $6.2 billion      0.750% of the first       November 30,
                                              Large Cap Growth                           $1 billion; 0.725%           2005
                                                    Fund                                   of the next $1
                                                                                         billion; 0.700% of
                                                                                            the next $3
                                                                                         billion; 0.675% of
                                                                                            the next $5
                                                                                        billion; and 0.650%
                                                                                         of the excess over
                                                                                            $10 billion
                                               ING Legg Mason         $1.0 billion      0.350% of the first       December 31,
                                             Partners Large Cap                            $500 million;              2005
                                                Growth Fund                              0.300% of the next
                                                                                         $1.5 billion; and
                                                                                           0.250% of the
                                                                                           excess over $2
                                                                                              billion
                                                AZL Salomon          $222.9 million     0.450% of the first       December 31,
                                             Brothers Large Cap                            $250 million;              2005
                                                Growth Fund                              0.400% of the next
                                                                                         $250 million; and
                                                                                           0.350% of the
                                                                                          excess over $500
                                                                                              million
   -- Sub-Advisor:
  Oppenheimer**                              WM Variable Trust       $272.8 million     0.400% of the first       December 31,
                                                Growth Fund                                $150 million;              2005
                                                                                         0.375% of the next
                                                                                           $150 million;
                                                                                         0.350% of the next
                                                                                         $200 million; and
                                                                                           0.300% of the
                                                                                          excess over $500
                                                                                              million
                                            Oppenheimer Capital       $3.0 billion       0.75% of the first        August 31,
                                                Income Fund                             $100 million; 0.70%           2006
                                                                                          of the next $100
                                                                                         million; 0.65% of
                                                                                           the next $100
                                                                                         million; 0.60% of
                                                                                           the next $100
                                                                                         million; 0.55% of
                                                                                           the next $100
                                                                                         million; and 0.50%
                                                                                         of the excess over
                                                                                            $500 million
                                              Oppenheimer Main        $3.5 billion       0.75% of the first         July 31,
                                             Street Opportunity                         $200 million; 0.72%           2006
                                                    Fund                                  of the next $200
                                                                                         million; 0.69% of
                                                                                           the next $200
                                                                                         million; 0.66% of
                                                                                           the next $200
                                                                                         million; and 0.60%
                                                                                         of the excess over
                                                                                            $800 million

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                              Oppenheimer Main        $4.3 billion       0.75% of the first         June 30,
                                              Street Small Cap                          $200 million; 0.72%           2006
                                                    Fund                                  of the next $200
                                                                                         million; 0.69% of
                                                                                           the next $200
                                                                                         million; 0.66% of
                                                                                           the next $200
                                                                                         million; 0.60% of
                                                                                           the next $4.2
                                                                                         billion; and 0.58%
                                                                                         of the excess over
                                                                                             $5 billion
                                              Oppenheimer Main       $11.1 billion       0.65% of the first        August 31,
                                                Street Fund                             $200 million; 0.60%           2006
                                                                                          of the next $150
                                                                                         million; 0.55% of
                                                                                           the next $150
                                                                                         million; and 0.45%
                                                                                         of the excess over
                                                                                            $500 million
                                             Oppenheimer Equity       $2.7 billion       0.75% of the first       December 31,
                                                 Fund, Inc.                             $100 million; 0.70%           2005
                                                                                          of the next $100
                                                                                         million; 0.65% of
                                                                                           the next $100
                                                                                         million; 0.60% of
                                                                                           the next $100
                                                                                         million; 0.55% of
                                                                                           the next $100
                                                                                         million; and 0.50%
                                                                                         of the excess over
                                                                                            $500 million
                                            Oppenheimer Capital       $7.7 billion       0.75% of the first        August 31,
                                             Appreciation Fund                          $200 million; 0.72%           2006
                                                                                          of the next $200
                                                                                         million; 0.69% of
                                                                                           the next $200
                                                                                         million; 0.66% of
                                                                                           the next $200
                                                                                         million; 0.60% of
                                                                                           the next $700
                                                                                         million; 0.58% of
                                                                                            the next $1
                                                                                         billion; 0.56% of
                                                                                            the next $2
                                                                                         billion; 0.54% of
                                                                                            the next $2
                                                                                         billion; 0.52% of
                                                                                            the next $2
                                                                                         billion; 0.50% of
                                                                                           the next $2.5
                                                                                         billion; and 0.48%
                                                                                         of the excess over
                                                                                            $11 billion

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                             Oppenheimer Growth       $1.2 billion       0.75% of the first        August 31,
                                                    Fund                                $200 million; 0.72%           2006
                                                                                          of the next $200
                                                                                         million; 0.69% of
                                                                                           the next $200
                                                                                         million; 0.66% of
                                                                                           the next $200
                                                                                         million; 0.60% of
                                                                                           the next $700
                                                                                         million; 0.58% of
                                                                                            the next $1
                                                                                         billion; 0.56% of
                                                                                            the next $2
                                                                                         billion; 0.54% of
                                                                                          the excess over
                                                                                            $4.5 billion
                                             Oppenheimer Value        $1.3 billion      0.625% of the first       October 31,
                                                    Fund                                $300 million; 0.50%           2005
                                                                                          of the next $100
                                                                                         million; 0.45% of
                                                                                          the excess over
                                                                                            $400 million
                                                Oppenheimer          $231.3 million      0.75% of the first        August 31,
                                              Enterprise Fund                           $200 million; 0.72%           2006
                                                                                          of the next $200
                                                                                         million; 0.69% of
                                                                                           the next $200
                                                                                         million; 0.66% of
                                                                                           the next $200
                                                                                         million; 0.60% of
                                                                                           the next $700
                                                                                         million; and 0.58%
                                                                                         of the excess over
                                                                                            $1.5 billion
                                             Sub-advised Client      $856.4 million      0.42% of the first       December 31,
                                                     #1                                 $700 million; 0.40%           2005
                                                                                          of the next $300
                                                                                         million; and 0.38%
                                                                                         of the excess over
                                                                                             $1 billion
                                             Sub-advised Client       $1.2 billion       0.40% of the first       December 31,
                                                     #2                                    $150 million;              2005
                                                                                         0.375% of the next
                                                                                        $150 million; 0.35%
                                                                                          of the next $200
                                                                                         million; and 0.30%
                                                                                         of the excess over
                                                                                            $500 million

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

International
  Growth Fund          WM Variable Trust                             $110.1 million     0.200% of the first       December 31,
                         International                                                  $25 million; 0.350%           2005
                          Growth Fund                                                     of the next $25
                                                                                         million; 0.475% of
                                                                                            the next $75
                                                                                         million; 0.275% of
                                                                                           the next $125
                                                                                         million; 0.325% of
                                                                                           the next $750
                                                                                         million; 0.275% of
                                                                                            the next $2
                                                                                        billion; and 0.225%
                                                                                         of the excess over
                                                                                             $3 billion
   -- Sub-Advisor:
     CGTC                                    WM Variable Trust       $110.1 million     0.800% of the first       December 31,
                                               International                            $25 million; 0.650%           2005
                                                Growth Fund                               of the next $25
                                                                                         million; 0.525% of
                                                                                           the next $200
                                                                                         million; 0.475% of
                                                                                          the excess over
                                                                                            $250 million
                                              AB Funds Trust:        $278.3 million     0.750% of the first       December 31,
                                               International                            $25 million; 0.600%           2005
                                                Equity Fund                               of the next $25
                                                                                         million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                            EQ/Capital Guardian      $949.9 million     0.650% of the first       December 31,
                                               International                               $150 million;              2005
                                                                                         0.550% of the next
                                                                                           $150 million;
                                                                                         0.450% of the next
                                                                                         $100 million; and
                                                                                           0.400% of the
                                                                                          excess over $400
                                                                                              million
                                            Hirtle, Callaghan &      $865.4 million            0.400%             December 31,
                                                  Co.: The                                                            2005
                                               International
                                              Equity Portfolio
                                            JHT Overseas Equity      $249.1 million     0.650% of the first       December 31,
                                                   Trust                                   $150 million;              2005
                                                                                         0.550% of the next
                                                                                           $150 million;
                                                                                         0.450% of the next
                                                                                         $200 million; and
                                                                                           0.400% of the
                                                                                          excess over $500
                                                                                              million

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                              Capital Guardian       $103.8 million     0.750% of the first       December 31,
                                             SIIT World Equity                          $25 million; 0.600%           2005
                                                 ex US Fund                               of the next $25
                                                                                         million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                             SEI Institutional       $257.0 million     0.750% of the first       December 31,
                                               International                            $25 million; 0.600%           2005
                                                Trust -- IEF                              of the next $25
                                                                                         million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                             SEI Institutional       $538.9 million     0.750% of the first       December 31,
                                               International                            $25 million; 0.600%           2005
                                                Trust -- IEP                              of the next $25
                                                                                         million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                                 State Farm          $93.5 million      0.750% of the first       December 31,
                                               International                            $25 million; 0.600%           2005
                                                equity Fund                               of the next $25
                                                                                         million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                            State Farm Variable      $29.9 million      0.750% of the first       December 31,
                                               Product Trust                            $25 million; 0.600%           2005
                                               International                              of the next $25
                                                Equity Fund                              million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million
                                              ICMA Retirement        $357.2 million     0.750% of the first       December 31,
                                                Corporation:                            $25 million; 0.600%           2005
                                               International                              of the next $25
                                                Equity Fund                              million; 0.425% of
                                                                                           the next $200
                                                                                        million; and 0.375%
                                                                                         of the excess over
                                                                                            $250 million

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

Short Term Income
  Fund                 WM Variable Trust                             $52.4 million       0.50% of the first       December 31,
                       Short Term Income                                                $200 million; 0.45%           2005
                              Fund                                                        of the next $300
                                                                                         million; and 0.40%
                                                                                         of the excess over
                                                                                            $500 million
Small Cap Growth
  Fund                 WM Variable Trust                             $46.4 million       0.85% of the first       December 31,
                        Small Cap Growth                                                $500 million; 0.75%           2005
                              Fund                                                        of the next $2.5
                                                                                         billion; 0.70% of
                                                                                         the excess over $3
                                                                                              billion
   -- Sub-Advisor:
     Delaware*                               WM Variable Trust       $46.4 million      0.600% of the first       December 31,
                                              Small Cap Growth                             $250 million;              2005
                                                    Fund                                 0.500% of the next
                                                                                           $250 million;
                                                                                           0.400% of the
                                                                                          excess over $500
                                                                                              million
                                             Sub-Advised Mutual      $164.4 million            0.50%              December 31,
                                                    Fund                                                              2005
                                             Sub-Advised Mutual      $43.1 million             0.50%              December 31,
                                                    Fund                                                              2005
                                             Sub-Advised Mutual      $112.4 million      0.70% of the first       December 31,
                                                    Fund                                $100 million; 0.60%           2005
                                                                                          of the next $150
                                                                                         million; 0.50% of
                                                                                           the next $250
                                                                                         million; and 0.45%
                                                                                         of the excess over
                                                                                            $500 million
                                             Sub-Advised Mutual      $134.8 million            0.50%              December 31,
                                                    Fund                                                              2005
                                             Sub-Advised Mutual      $126.0 million      0.70% of the first       December 31,
                                                    Fund                                  $50 million; and            2005
                                                                                        0.65% of the excess
                                                                                          over $50 million
                                             Sub-Advised Mutual       $5.0 million             0.60%              December 31,
                                                    Fund                                                              2005
                                            Advised Mutual Fund      $31.0 million             1.35%                June 30,
                                                                                                                      2006
   -- Sub-Advisor:
     Oberweis                                WM Variable Trust       $46.4 million      0.600% of the first       December 31,
                                              Small Cap Growth                             $250 million;              2005
                                                    Fund                                 0.500% of the next
                                                                                           $250 million;
                                                                                           0.400% of the
                                                                                          excess over $500
                                                                                              million
                                             Oberweis Emerging        $184 million             0.82%              December 31,
                                                Growth Fund                                                           2005
                                             Optimum Small Cap        $39 million              0.70%               March 31,
                                                Growth Fund                                                           2006
                                               GVIT Small Cap         $85 million              0.60%              December 31,
                                                Growth Fund                                                           2005

                                                                                            ADVISORY OR
                                                                                          SUB-ADVISORY FEE
                        COMPARABLE FUND       COMPARABLE FUND                           (AS A PERCENTAGE OF          FISCAL
                           ADVISED BY            ADVISED BY               NET              AVERAGE DAILY              YEAR
WM FUND                       WMA               SUB-ADVISOR              ASSETS             NET ASSETS)              ENDED
-------                 ---------------       ---------------            ------         -------------------          ------

                                            JP Morgan Small Cap       $78 million              0.55%              December 31,
                                                Growth Fund                                                           2005
                                            The Hartford Select        $3 million              0.60%              December 31,
                                              Small Cap Growth                                                        2005
                                                    Fund
WM SAM:
Balanced Portfolio     WM Variable Trust                             $660.7 million     0.100% of the first       December 31,
                       Balanced Portfolio                                                 $1 billion; and             2005
                                                                                           0.750% of the
                                                                                           excess over $1
                                                                                              billion
                      Anchor Series Trust                            $446.7 million     0.400% of the first       December 31,
                        Asset Allocation                                                $50 million; 0.300%           2005
                           Portfolio                                                      of the next $100
                                                                                         million; 0.250% of
                                                                                           the next $100
                                                                                        million; and 0.200%
                                                                                         of the excess over
                                                                                            $250 million
Conservative
  Balanced
  Portfolio            WM Variable Trust                             $73.8 million      0.100% of the first       December 31,
                          Conservative                                                    $1 billion; and             2005
                       Balanced Portfolio                                                  0.750% of the
                                                                                           excess over $1
                                                                                              billion
Conservative Growth
  Portfolio            WM Variable Trust                             $388.0 million     0.100% of the first       December 31,
                      Conservative Growth                                                 $1 billion; and             2005
                           Portfolio                                                       0.750% of the
                                                                                           excess over $1
                                                                                              billion
Flexible Income
  Portfolio            WM Variable Trust                             $222.9 million     0.100% of the first       December 31,
                        Flexible Income                                                   $1 billion; and             2005
                           Portfolio                                                       0.750% of the
                                                                                           excess over $1
                                                                                              billion
Strategic Growth
  Portfolio            WM Variable Trust                             $185.4 million     0.100% of the first       December 31,
                        Strategic Growth                                                  $1 billion; and             2005
                           Portfolio                                                       0.750% of the
                                                                                           excess over $1
                                                                                              billion



--------

 * Delaware does not disclose the identities of the other registered investment companies that it advises or sub-advises.

** Oppenheimer does not disclose the identities of the other registered investment companies that it sub-advises.

                                                                      APPENDIX M

                    FORMS OF PROPOSED SUB-ADVISORY AGREEMENTS




M-1                      Van Kampen Asset Management
M-2                      Janus Capital Management LLC
M-3                      ClearBridge Advisors, LLC
M-4                      OppenheimerFunds, Inc.
M-5                      Capital Guardian Trust Company
M-6                      Delaware Management Company
M-7                      Oberweis Asset Management, Inc.

                                                                    APPENDIX M-1

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                       EFFECTIVE AS OF [          ], 2006

Van Kampen Asset Management
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Ladies and Gentlemen:

     [WM Trust] (the "Trust"), a Massachusetts business trust, WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, and Van Kampen Asset Management (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware, hereby agree as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ the capital of the investment funds of the Trust listed on Annex A to this Agreement (individually, each a "Fund" and collectively, the "Funds") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement/Declaration of Trust, as amended, and in the Prospectus and Statement of Additional Information relating to the Funds as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Funds' Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement/Declaration of Trust, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments to the Funds' Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement/Declaration of Trust to the Sub-Advisor on an on-going basis. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Funds. The Sub-Advisor accepts the appointment and agrees to furnish the services described in this Agreement for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Funds' investment adviser, the Sub-Advisor will (a) act in conformity with the Trust's Master Trust Agreement/Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended; (b) make investment decisions for the Funds in accordance with the Funds' investment objectives and policies as stated in the Funds' Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Funds to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Funds and will furnish to the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and (e) treat confidentially, and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders, and refrain from using such records and information for any purpose other than performance of its responsibilities and duties under this Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, provided that the Sub-Advisor may divulge the information contained in or provide such records if the Sub-Advisor's withholding such information or records will expose the Sub-Advisor to civil or criminal contempt proceedings for failure to comply with a request to divulge such information from duly constituted authorities, or when so requested by the Trust. In providing services in accordance with this paragraph 2, the Sub-Advisor will supervise the Funds' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, the Sub-Advisor will furnish the Funds or WM Advisors with whatever statistical information the Funds or

WM Advisors may reasonably request with respect to the instruments that the Funds may hold or contemplate purchasing.

3.  BROKERAGE

     In executing transactions for the Funds and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Funds and their shareholders. In assessing the best overall terms available for any Fund transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Funds, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research advice and other services.

4.  INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments the Sub-Advisor determines may materially affect the Funds, and will on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 through 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or
(b) a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) of this paragraph 5 shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of the fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Funds' net assets shall be computed at the times and in the manner specified in the Funds' Prospectus or Statement of Additional Information relating to the Funds as from time to time in effect. The Sub-Advisor shall not be entitled to any other fees other than as set forth in this paragraph 6.

7.  EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, the Funds' sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Funds pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Funds and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Funds. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

9.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of one year thereafter, and shall continue in effect for a period of more than one year thereafter with respect to a Fund only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "Majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Fund, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF THE TRUST, WM ADVISORS AND THE SUB-ADVISOR

     The Trust and WM Advisors represent that (a) a copy of the Trust's Master
Trust Agreement/Declaration of Trust, dated          , together with all
amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) WM Advisors is authorized to perform the services in this Agreement and has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) the Trust is authorized to make the payments described in this Agreement.

     The Sub-Advisor represents that it is authorized to perform the services described in this Agreement.

11.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties under this Agreement; provided, however, that nothing contained in this Agreement shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties to this Agreement.

14.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

15.  MASTER TRUST AGREEMENT/DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement/Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, and on further behalf of the Funds, that the obligations of this Agreement shall be binding upon the assets and properties of a Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

                                    * * * * *

         [The remainder of this page has intentionally been left blank.]

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance of the terms and conditions of this Agreement by signing and returning the enclosed copy of this Agreement.

                                        Very truly yours,

                                        [WM TRUST]

                                        By:
                                            ------------------------------------
                                            Name:    William Papesh
                                            Title:   President

Dated:

                                        WM ADVISORS, INC.

                                        By:
                                            ------------------------------------
                                            Name:    William Papesh
                                            Title:   President

Dated:

Accepted:

                                        VAN KAMPEN ASSET MANAGEMENT

                                        By:
                                            ------------------------------------
                                            Name:    Ed Wood
                                            Title:   Managing Director

Dated:

                               ANNEX A -- TRUST I

     For the services provided and expenses assumed pursuant to the Agreement, the Sub-Advisor will be paid a monthly fee, absent fee waivers, based upon each Fund's average daily net assets, at an annual rate as follows:



Tax-Exempt Bond Fund..............................................  0.10%


                               ANNEX A -- TRUST II

     For the services provided and expenses assumed pursuant to the Agreement, the Sub-Advisor will be paid a monthly fee, absent fee waivers, based upon each Fund's average daily net assets, at an annual rate as follows:


                           AMOUNT OF ASSETS ($ MILLIONS)

                                             FIRST   AFTER 75;   AFTER 150;   OVER
                                               75     NEXT 75     NEXT 850    1000


California Municipal Fund..................   .20%     .20%         .15%      .125%
California Insured Intermediate Municipal
  Fund.....................................   .20%     .125%        .125%     .125%

                                                                    APPENDIX M-2

                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                         THE GROWTH FUND OF WM TRUST II

                       EFFECTIVE AS OF [          ], 2006

     This Amended and Restated Investment Sub-Advisory Agreement is made and
entered into as of this [          ] day of [          ], 2006, among WM
Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and Janus Capital Management LLC, (the "Sub-Advisor"), a corporation organized under the laws of the state of Colorado. This Agreement supersedes the terms of the Agreement among WM Advisors, the Trust, and the Sub-Advisor dated November 9, 2004.

     Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.  BROKERAGE

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the

Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4.  INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.  EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Janus Capital Management LLC" and that all use of any designation comprised in whole or part of Janus Capital Management LLC (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

     The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Trust II" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.  DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.  ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement;
(c) The Trust acknowledges and agrees that, for so long as Sub-Adviser meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.  MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




WM ADVISORS, INC                            WM TRUST II, on behalf of its Growth
                                            Fund series

By                                          By
   -------------------------------------       -------------------------------------
   Name:   William G. Papesh                   Name:   John T. West
   Title:   President                          Title:   First Vice President

JANUS CAPITAL MANAGEMENT LLC

By                                          Date:           , 2006
   -------------------------------------
   Name:
   Title:

                                     ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month. In addition, the aggregate prorated fee paid for November 2004 will be reduced by an amount equal to the difference between (i) the fee paid to the Sub-Advisor under the Investment Sub-Advisory Agreement between the Fund and the Sub-Advisor dated as of April 3, 2002 for the period beginning November 1, 2004 and ending on the date this Agreement becomes effective (the "Period") and (ii) the fee that would have been paid for the Period had the fee schedule set forth in paragraph 3 of this Annex I been in effect.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:


         FIRST                   NEXT                     NEXT                     OVER
         $250                    $500                     $750                     $1.5
        MILLION                 MILLION                  MILLION                  BILLION
        -------                 -------                  -------                  -------


         0.40%                   0.35%                    0.30%                    0.25%

                                                                    APPENDIX M-3

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                      THE GROWTH FUND OF WM ADVISORS, INC.

                       EFFECTIVE AS OF [          ], 2006

     This Agreement is made and entered into as of this [     ] day of
[          ], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and ClearBridge Advisors, LLC (the "Sub-Advisor"), a limited liability corporation organized under the laws of the state of Delaware.

     Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. Until WM Advisors delivers any such amendment or supplement to the Sub-Advisor, the Sub-Advisor shall be fully protected in relying on the Prospectus and Statement of Additional information and any supplements thereto previously furnished to the Sub-Advisor.

     WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) comply with the applicable provisions of the Trust's Master Trust Agreement; (c) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (d) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (e) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees or WM Advisors such quarterly, annual and special reports as the Board or WM Advisors may reasonably request; and (f) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs
(a) and (b) of Rule 12d3-1 under the 1940 Act.

3.  BROKERAGE

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of WM Advisors and/or the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4.  INFORMATION PROVIDED TO WM ADVISORS AND THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub- Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.  EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.  TERM OF AGREEMENT

     Except as otherwise provided below, this Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF THE TRUST, WM ADVISORS AND THE SUB-ADVISOR

     The Trust represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

     WM Advisors represents that (a) the appointment of the Sub-Advisor has been duly authorized; (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (c) it is authorized to perform the services herein.

     The Sub-Advisor represents that (a) it is authorized to perform the services described herein, and (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

11.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

     Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "ClearBridge Advisors, LLC" and that all use of any designation comprised in whole or part of ClearBridge Advisors, LLC and use of any logos, trademarks, service marks or trade names (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the written consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for use by the Trust's trustees and for internal use by the Trust and WM Advisors or its affiliates. WM Advisors agrees that it will review with the Sub-Advisor any advertisement, sales literature, or notice (collectively, "Sales Material") prepared by WM Advisors or any affiliate prior to its use that makes reference to the Sub-Advisor or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Sub-Advisor shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, Sub-Advisor shall be responsible for ensuring the adequacy and accuracy of information about Sub-Advisor provided to WM Advisors or its affiliates for use in Sales Material prepared by WM Advisors or its affiliates. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 5 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable. If WM Advisors or the Fund makes an unauthorized use of the Sub-Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Advisor shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Sub-Advisor will be entitled to injunctive relief.

     The Sub-Advisor agrees and acknowledges that (i) the Trust is the sole owner of the corporate name, associated good will and other rights in various jurisdictions of the name "WM Trust II" and (ii) WM Advisors is the sole owner of the name, associated good will and other rights in various jurisdictions of the name "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the written consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Sub-Advisor agrees it will review with the Trust or WM Advisors, as applicable, any advertisement, sales literature, or other material prior to its use that makes reference to the Trust, WM Advisors, or any affiliates or any name(s), derivatives, logos, trademarks, service marks or trade names thereof, it being understood that neither the Trust nor WM Advisors shall have any responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, WM Advisors shall be responsible for ensuring the adequacy and accuracy of information about WM Advisors, its affiliates, the Trust or the Funds provided to Sub-Advisor for use in Sales

Material prepared by Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

     If Sub-Advisor makes an unauthorized use of the Trust's or WM Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Trust or WM Advisors, as applicable, shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Trust or WM Advisors, as applicable, will be entitled to injunctive relief.

14.  DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.  ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17.  MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Advisor's policies and procedures. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



                                           WM TRUST II, on behalf of its Growth Fund
WM ADVISORS, INC.                          series

By:                                        By:
    -------------------------------------      -------------------------------------
    Name:   William G. Papesh                  Name:   John T. West
    Title:  President                          Title:  First Vice President




CLEARBRIDGE ADVISORS, LLC




By:
    -------------------------------------
    Name:
    Title:




Dated: [          ], 2006

                                     ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of month end) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:


 FIRST                       NEXT                       OVER
  $250                       $250                       $500
MILLION                    MILLION                    MILLION
-------                    -------                    -------


 0.400%                     0.350%                     0.300%

                                                                    APPENDIX M-4

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                   GROWTH FUND

                       EFFECTIVE AS OF [          ], 2006

     This Agreement is made and entered into as of this [     ] day of
[          ], 2006, among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and OppenheimerFunds, Inc., (the "Sub-Advisor"), a corporation organized under the laws of the state of Colorado.

     Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

18.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

19.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,

(a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing.

20.  BROKERAGE

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

21.  INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

22.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

23.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

24.  EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

25.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

26.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

27.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

28.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

29.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

30.  USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor has a property interest in the name and mark "OppenheimerFunds, Inc." and that all use of any designation comprised in whole or part of OppenheimerFunds, Inc. (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker- dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

     The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Trust II" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

31.  DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

32.  ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement;
(c) The Trust acknowledges and agrees that, for so long as Sub-Adviser meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or
(iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

33.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

34.  MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




WM ADVISORS, INC.                           WM TRUST II, on behalf of its Growth
                                            Fund series

By                                          By
   -------------------------------------       -------------------------------------
   Name:                                       Name:
   Title:                                      Title:

OPPENHEIMERFUNDS, INC.

By                                          Dated:
   -------------------------------------
   Name:
   Title:

                                     ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:


 FIRST                    NEXT                    NEXT                    OVER
  $150                    $150                    $200                    $500
MILLION                 MILLION                 MILLION                  MILLION
-------                 -------                 -------                  -------


 0.40%                   0.375%                  0.35%                    0.30%

                                                                    APPENDIX M-5

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                   WM TRUST II
                            INTERNATIONAL GROWTH FUND

                 EFFECTIVE AS OF [          ] [          ], 2006

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA 90071

Ladies and Gentlemen:

     WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, hereby agrees with Capital Guardian Trust Company,(the "Sub-Advisor"), a trust company organized under the laws of the state of California, as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ the capital of the International Growth Fund (the "Fund"), a series of WM Trust II (the "Trust"), by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor on an on-going basis. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment advisor, the Sub-Advisor will, to the extent related to the scope of its duties reasonably contemplated under this Agreement,
(a) act in conformity with the Trust's Master Trust Agreement, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisors Act of 1940 (to the extent applicable to the Sub-Advisor) and the Internal Revenue Code of 1986, as the same may from time to time be amended; (b) make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain appropriate records with respect to the securities transactions of the Fund and will furnish to the Trust's Board of Trustees such periodic, regular and special reports (including presentations by the Sub-Advisor's personnel primarily responsible for the day-to-day management of the Fund's portfolio) as the Board may reasonably request; (e) provide WM Advisors and its affiliates with such support with respect to the Fund as they may reasonably request; and (f) treat confidentiality and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever market, economic, and transactional information that the Trust or WM Advisors may reasonably request relating to the investments that the Fund may hold or contemplate purchasing.

3.  BROKERAGE

     In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Fund and their shareholders. In assessing the best overall terms available for any Fund transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Fund, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research advice and other services.

4.  INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund, and will on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or WM Advisors in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     (a) In consideration of the services rendered pursuant to this Agreement, WM Advisors will pay the Sub-Advisor on the first business day of each quarter a fee for the previous quarter according to the schedule of fees detailed in Annex A attached to this Agreement. The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to WM Advisors for payment of fees due. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

     (b) The Trust, on behalf of the Fund, shall pay directly to Sub-Advisor a quarterly fee equal to the fee set forth in Section 6(a).

     (c) Sub-Advisor shall not be entitled to any fees under this Agreement other than the fee set forth in Section 6(b) of this Agreement.

7.  EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any other operating expenses of the Fund. In addition, the Fund may pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures mutually believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained therein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

9.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11.  INDEMNIFICATION

     WM Advisor shall indemnify and hold harmless the Sub-Advisor and its affiliates and their respective officers, directors and employees from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  USE OF NAMES

     a. It is understood that the name "Capital Guardian Trust Company," the names of the Sub-Advisor's affiliates within The Capital Group Companies, Inc. (including, but not limited to the American Funds Group of mutual funds), and any derivative thereof or logo associated with such names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust and/or Fund only with the prior written approval of the Sub-Advisor and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Trust and the Fund may use such name (or derivative or logo) without such prior written approval in offering materials of the Trust to the extent that (i) such materials simply list the Sub-Advisor as the Sub-Advisor to the Fund as part of a listing of the investment sub-advisers to the series or portfolios of the Trust with a pre-approved standard description of the Sub-Advisor's experience and duties hereunder; (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Sub-Advisor or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Trust's registration statement; or (iii) such materials are intended for internal use by the Trust and WM Advisors. In using information about the Sub-Advisor where pre-approval is not required, it shall be WM Advisor's responsibility to seek updates to such materials as it deems necessary. Such prior written approval of the Sub-Advisor shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Trust and the Fund shall forthwith cease to use such name(or derivative or logo) as soon as reasonably practicable.

     b. It is understood that the names "WM Trust II," and "WM Advisors, Inc." or any derivatives thereof or logos associated with such names are the valuable property of the Trust and/or WM Advisors and their affiliates and that the Sub-Advisor or its affiliates have the right to use such names(or derivatives or logos) in marketing materials of the Sub-Advisor or its affiliates only with the prior written approval of WM Advisors or the Trust, as applicable, and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Sub-Advisor or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Sub-Advisor or its affiliates to the extent that (i) such materials simply list the Trust or the Fund as part of a listing of the investment companies advised by the Sub-Advisor or its affiliates with a brief description of the Trust or the Fund; (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Trust or WM Advisors, as applicable, or that is required to be disclosed by applicable law or regulation; or (iii) such materials are intended for internal use by the Sub-Advisor. Such prior written approval of WM Advisors or the Trust, as applicable, shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Advisor and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

14.  PROXY VOTING

     Except as specifically instructed by the Trustees of the Trust or WM Advisors, the Sub-Advisor shall exercise or procure the exercise of any voting rights attaching to investments of the Fund on behalf of the Fund.

15.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto.

16.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.




                                            Very truly yours,

                                            WM Advisors, Inc.

                                            By
                                               -------------------------------------
                                               Name:   William G. Papesh
                                               Title:   PRESIDENT

Dated:

Accepted:

CAPITAL GUARDIAN TRUST COMPANY

By                                          Dated:
   -------------------------------------
   Name:   Michael Burik
   Title:   Vice President

                                     ANNEX A

1.  STANDARD FEE

     The minimum annual fee payable under this Agreement shall be $1,250,000 combined with respect to the International Growth Fund series of WM Trust II and WM Variable Trust.

     The fees payable under this Agreement shall be determined by reference to the following schedule based upon the average daily net assets of the Fund and any other investment company advised by WM Advisors or any of its affiliates (as determined by the Trust's accounting agent pursuant to the Fund's pricing procedures) subject to reduction as described below:



On the first $25 million.......................................   .80 of 1%
$25 million to $50 million.....................................   .65 of 1%
$50 million to $250 million....................................  .525 of 1%
Over $250 million*.............................................  .475 of 1%


--------

* This breakpoint will be applied to the extent the aggregate non-U.S./global, regional, single country (excluding U.S.) equity, and fixed-income (emerging markets) assets of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates exceed $250 million.

2.  ASSET AGGREGATION POLICIES

     For fee purposes, asset aggregation will apply to all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates, except for emerging market equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Account.

     For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

     For Eligible Accounts with different investment objectives and guidelines:

     - Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     - Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

     - The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

     The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

     If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an aggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

3.  FEE DISCOUNTS AND ELIMINATION OF FEE BREAKPOINTS

     The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates:



Aggregated fees between $1.25 million to $4 million........     5% discount
Aggregated fees between $4 million to $8 million...........   7.5% discount
Aggregated fees between $8 million to $12 million..........    10% discount
Aggregated fees over $12 million...........................  12.5% discount


     For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds with internally charged fees managed by Sub-Advisor and its affiliates (except for investments in American Funds' mutual funds). The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees.

     If total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

     To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

     Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter and value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

     Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market values alone will not cause the reinstatement of a lower discount level or fee breakpoints.

                                                                    APPENDIX M-6

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                    THE SMALL CAP GROWTH FUND OF WM TRUST II

                       EFFECTIVE AS OF [          ], 2006

     This Investment Sub-Advisory Agreement is made and entered into as of this
[     ] day of [          ], 2006, among WM Advisors, Inc. ("WM Advisors"), a
corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Delaware Management Company, a series of Delaware Management Business Trust, (the "Sub-Advisor"), a statutory trust organized under the laws of the state of Delaware.

     Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and Delaware Management Business Trust, of which the Sub-Advisor is a series, is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, the Bylaws, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement, each as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information, Bylaws, and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective; provided, however, that if any such amendment or supplement relates to the Sub-Advisor or may reasonably be expected to materially affect the Sub-Advisor's duties or obligations under this Agreement, WM Advisors agrees to provide copies of such amendment or supplement prior to its effectiveness. WM Advisors agrees to furnish the Sub-Advisor with resolutions approved by the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a copy of any financial statements or reports prepared for the Fund by the Trust's independent registered public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its services hereunder. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the portion of the Fund allocated to the Sub-Advisor by WM Advisors from time to time. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,
(a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act) (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

     The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

3.  BROKERAGE

     Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

4.  INFORMATION PROVIDED TO THE TRUST AND WM ADVISORS

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments related to the Sub-Advisor, or its affiliates, their business, condition or prospects, including without limitation material regulatory investigations, that may materially affect the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. For purposes of the preceding sentence only, the term "affiliate" shall mean (i) affiliates of the Sub-Advisor controlled by Delaware Management Holdings, Inc. (or its successor), which directly or indirectly controls the Sub-Advisor, and (ii) any registered broker-dealer or registered investment adviser under common control with the Sub-Advisor. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of
(a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures. WM Advisors agrees to provide Sub-Advisor with all relevant Fund policies, guidelines and procedures.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7.  EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the

Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents and acknowledges, for itself and on behalf of the Fund, that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, (d) it is authorized to perform the services herein, and (e) it has received a copy of Part II of Sub-Advisor's current Form ADV, at least 48 hours prior to signing this Agreement.

     The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance. Furthermore, the Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

11.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

     Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  INDEMNIFICATION USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Delaware Management Company, a series of Delaware Management Business Trust," and that all use of any designation comprised in whole or part of Delaware Management Company, a series of Delaware Management Business Trust, (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor

Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

     The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Trust II" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. Except as used to identify the Fund to third parties as a client, the use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

14.  DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15.  ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.  MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Fund shall cause all proxies received by it or on its behalf that relate to securities within the portion of the Fund managed by the Sub-Advisor to be delivered to the Sub-Advisor or its agent on a timely basis.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     (E) THE HEADINGS OF PARAGRAPHS CONTAINED IN THIS AGREEMENT ARE PROVIDED FOR CONVENIENCE ONLY, FORM NO PART OF THIS AGREEMENT AND SHALL NOT AFFECT ITS CONSTRUCTION.

     (F) THIS AGREEMENT MAY BE EXECUTED SIMULTANEOUSLY IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

     (g) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

     If to WM Advisors, to: Attn: [CINDY KIM]
     1201 Third Avenue 22(nd) Floor Seattle, WA 98101

     If to the Fund, to: Attn: Brian D. McCabe of Ropes & Gray LLP One International Place Boston, MA 02110-2624

     If to the Sub-Advisor, to: Attn: Patrick Coyne
     2005 Market Street, Philadelphia, PA 19103, with a copy to General Counsel at same address

     (h) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors for any liability that results from such use.

18.  CONFIDENTIAL INFORMATION

     "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. CONFIDENTIAL INFORMATION SHALL NOT BE DISCLOSED TO THIRD PARTIES WITHOUT SPECIFIC WRITTEN PERMISSION OF THE PROTECTED PARTY. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

     The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that, the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

     The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

     Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




WM ADVISORS, INC.                           WM TRUST II, on behalf of its Small Cap
                                            Growth Fund series

By                                          By
   -------------------------------------       -------------------------------------
   Name:   William G. Papesh                   Name:   John T. West
   Title:   President                          Title:   First Vice President

DELAWARE MANAGEMENT COMPANY,
a series of DELAWARE MANAGEMENT BUSINESS
TRUST

By                                          Dated: [          ], 2006
   -------------------------------------
   Name:   John C.E. Campbell
   Title:   Executive Vice
            President/Global Marketing &
            Client Service

                                     ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of month end) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund under this Agreement shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:


 FIRST        NEXT        OVER
  $250        $250        $500
MILLION     MILLION     MILLION
-------     -------     -------


 0.60%       0.50%       0.40%

                                                                    APPENDIX M-7

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                    THE SMALL CAP GROWTH FUND OF WM TRUST II
                       EFFECTIVE AS OF [          ], 2006

     This Investment Sub-Advisory Agreement is made and entered into as of this
[          ] day of [          ], 2006, among WM Advisors, Inc. ("WM Advisors"),
a corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Small Cap Growth Fund series (the "Fund"), and Oberweis Asset Management, Inc. (the "Sub-Advisor"), a corporation organized under the laws of the state of Illinois.

     Whereas, the Trust is an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment sub-advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

18.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM ADVISORS DESIRES TO EMPLOY SUCH PORTION OF THE CAPITAL OF THE FUND AS MAY FROM TIME TO TIME BE DETERMINED BY WM ADVISORS BY INVESTING AND REINVESTING IN INVESTMENTS OF THE KIND AND IN ACCORDANCE WITH THE LIMITATIONS SPECIFIED IN THE TRUST'S MASTER TRUST AGREEMENT, AS AMENDED, THE BYLAWS, AS AMENDED, AND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUND AS IN EFFECT AND WHICH MAY BE AMENDED FROM TIME TO TIME, AND IN SUCH MANNER AND TO SUCH EXTENT AS MAY FROM TIME TO TIME BE APPROVED BY THE BOARD OF TRUSTEES OF THE TRUST. COPIES OF THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BYLAWS, AND THE TRUST'S MASTER TRUST AGREEMENT, EACH AS AMENDED, HAVE BEEN SUBMITTED TO THE SUB-ADVISOR. WM ADVISORS AGREES TO PROVIDE COPIES OF ALL AMENDMENTS OR SUPPLEMENTS TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BYLAWS, AND THE TRUST'S MASTER TRUST AGREEMENT TO THE SUB-ADVISOR DURING THE CONTINUANCE OF THIS AGREEMENT BEFORE OR AT THE TIME SUCH AMENDMENTS OR SUPPLEMENTS BECOME EFFECTIVE PROVIDED, HOWEVER, THAT IF ANY SUCH AMENDMENT OR SUPPLEMENT RELATES TO THE SUB-ADVISOR OR MAY REASONABLY BE EXPECTED TO MATERIALLY AFFECT THE SUB-ADVISOR'S DUTIES OR OBLIGATIONS UNDER THIS AGREEMENT, WM ADVISORS AGREES TO PROVIDE COPIES OF SUCH AMENDMENT OR SUPPLEMENT PRIOR TO ITS EFFECTIVENESS. WM ADVISORS AGREES TO FURNISH THE SUB-ADVISOR WITH RESOLUTIONS APPROVED BY THE BOARD OF TRUSTEES OF THE TRUST TO THE EXTENT THEY MAY AFFECT THE DUTIES OF THE SUB-ADVISOR, A CERTIFIED COPY OF ANY FINANCIAL STATEMENTS OR REPORTS PREPARED FOR THE FUND BY THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND WITH COPIES OF ANY FINANCIAL STATEMENTS OR REPORTS MADE BY THE FUND TO ITS SHAREHOLDERS OR TO ANY GOVERNMENTAL BODY OR SECURITIES EXCHANGE, AND ANY FURTHER MATERIALS OR INFORMATION WHICH THE SUB-ADVISOR MAY REASONABLY REQUEST TO ENABLE IT TO PERFORM THE SERVICES HEREUNDER. WM ADVISORS DESIRES TO EMPLOY AND HEREBY APPOINTS THE SUB-ADVISOR TO ACT AS INVESTMENT SUB-ADVISER TO THE PORTION OF THE FUND ALLOCATED TO THE SUB-ADVISOR BY WM ADVISORS FROM TIME TO TIME. THE SUB-ADVISOR ACCEPTS THE APPOINTMENT AND AGREES TO FURNISH THE SERVICES DESCRIBED HEREIN FOR THE COMPENSATION SET FORTH BELOW.

19.  SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, solely with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors,
(a) maintain and implement compliance procedures that are reasonably designed to ensure its compliance with the applicable provisions of the Trust's Master Trust Agreement, and to prevent violations of the "Federal Securities Laws" (as defined in Rule 38a-1 under the 1940 Act); (b) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; and (e) except as permitted in this section or elsewhere in this Agreement treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and to prior, present or potential shareholders and will not knowingly use or disclose such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the Fund's investment objectives and policies, the majority or the whole of the portion of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing in the portion of the Fund under the Sub-Advisor's management. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940
Act.

     The Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, to the extent applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. No supervisory activity undertaken by WM Advisors shall limit the Sub-Advisor's full responsibility for any of the foregoing.

20.  BROKERAGE

     Subject to (a) the over-riding objective of obtaining the best possible execution of orders; and (b) review and approval of the Board of Trustees of the Trust, which may be conducted as often as the Trustees of the Trust may determine, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the 1934 Act, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the

Sub-Advisor; provided that (a) no advisory account will be favored by the Sub-Advisor over any other account; (b) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (c) only advisory clients' transactions will be aggregated for such an aggregated order; and (d) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement. Notwithstanding the forgoing, the Sub-Advisor may not compensate a broker or dealer (including a government securities or municipal securities broker or dealer) for any promotion or sale of shares of any investment company, including the Fund, by directing to the broker or dealer the Fund's portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund's portfolio transactions effected through a broker or dealer.

21.  INFORMATION PROVIDED TO THE TRUST AND WM ADVISORS

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. Further, the Sub-Advisor shall notify WM Advisors immediately upon detection of (a) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or
(b) any material breach of any of the Fund's or the Sub-Advisor's policies, guidelines or procedures.

22.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2-4 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

23.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

24.  EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of investment advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

25.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

26.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

27.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein. Further, the Sub-Advisor represents that it maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to WM Advisors (a) of any material changes in its insurance policies or insurance coverage; or (b) if any material claims will be made on its insurance policies. Furthermore, the Sub-Advisor shall upon reasonable request provide WM Advisors any information it may reasonably require concerning the amount of or scope of such insurance.

28.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

     Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

29.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

30.  INDEMNIFICATION USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark "Oberweis" and that all use of any designation comprised in whole or part of Oberweis (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Trust's trustees and for internal use by the Trust and WM Advisors. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 3 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable.

     The Sub-Advisor agrees and acknowledges that the Trust is the sole owner of the name and mark "WM Trust II" and WM Advisors is the sole owner of the name and mark "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub- Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

31.  DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust, as an officer and not individually, on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

32.  ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated May 11, 2004 as Amended and Restated (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

33.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

34.  MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the portion of the Fund under the Sub-Advisor's management may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the

Sub-Advisor shall be delivered directly to the Custodian. WM Advisors shall instruct the Fund's Custodian and other appropriate parties to promptly forward proxies related to securities within the portion of the Fund managed by the Sub-Advisor to the Sub-Advisor, and the Sub-Advisor shall have no liability for failing to vote the proxy for an issuer when it has not received the proxy statement for that issuer. The Sub-Advisor shall under no circumstances act as custodian for the Fund.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     (d) In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or WM Advisors in any way or otherwise be deemed to be an agent of the Fund, the Trust, or WM Advisors. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     (E) THE HEADINGS OF PARAGRAPHS CONTAINED IN THIS AGREEMENT ARE PROVIDED FOR CONVENIENCE ONLY, FORM NO PART OF THIS AGREEMENT AND SHALL NOT AFFECT ITS CONSTRUCTION.

     (F) THIS AGREEMENT MAY BE EXECUTED SIMULTANEOUSLY IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

     (g) WM Advisors and the Trust's Board of Trustees understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Sub-Advisor has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. WM Advisors and the Trust's Board of Trustees acknowledge that the Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by the Sub-Adviser are subject to various market and business risks.

     (h) All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

     If to WM Advisors, Inc. to: [CINDY M. KIM]
     1201 Third Avenue 22(nd) Floor Seattle, WA 98101

     If to the Fund, to: Attn: Brian D. McCabe of Ropes & Gray LLC One International Place Boston, MA 02110-2624

     If to the Sub-Advisor, to: Attn: James W. Oberweis
     951 Ice Cream Drive, Suite 200 North Aurora, IL 60542

     (i) The Sub-Advisor is permitted to include the performance of the portion of the Fund managed by the Sub-Advisor in calculating the performance of its composites and identify the Fund to third parties as a client; provided, that the Sub-Advisor shall indemnify the Fund and WM Advisors, Inc. for any liability that results from such use.

35.  CONFIDENTIAL INFORMATION

     "Confidential Information" of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked "Confidential Information" or not. Each party will make reasonable effort to advise each other party when information disclosed to that other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by each other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of each other party's Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

     The obligations in this Section 18 shall not restrict any disclosure by any party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

     The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information
(ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. To the extent that any duties and responsibilities under the Agreement are delegated to an agent or other subcontractor, the party shall take reasonable steps to ensure that such agents and subcontractor adhere to the same requirements. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

     Notwithstanding the foregoing, the provisions of this Section 18 shall impose no obligations on the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




WM ADVISORS, INC.                           WM TRUST II, on behalf of its Small Cap
                                            Growth Fund series

By --------------------------------------   By --------------------------------------
Name:   William G. Papesh                   Name:   John T. West
Title:   President                          Title:   First Vice President

OBERWEIS ASSET MANAGEMENT, INC.

By --------------------------------------   Dated: [          ], 2006
Name:   James W. Oberweis
Title:   President

                                     ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

          "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

          "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Variable Trust managed by the Sub-Advisor.

          "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

          "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of end of month) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:


 FIRST         NEXT         OVER
  $250         $250         $500
MILLION      MILLION      MILLION
-------      -------      -------


 0.60%        0.50%        0.40%

                                                                      APPENDIX N

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     This Appendix sets forth information as to the number of shares outstanding and entitled to vote of each class of shares of the Acquired Funds, the number of outstanding shares of each class of shares of the Acquiring Funds and the percentage ownership by certain shareholders of shares of the Acquired and Acquiring Funds.

ACQUIRED FUNDS

     The following table shows as of the Record Date the number of Class A, Class B, Class C and Class I shares of each Acquired Fund outstanding and entitled to vote.


                                                             SHARE    NUMBER OF SHARES
ACQUIRED FUND                                                CLASS       OUTSTANDING
-------------                                               -------   ----------------


WM Trust I:
WM Equity Income Fund.....................................  Class A       66,723,836
                                                            Class B       14,742,180
                                                            Class C       11,246,526
                                                            Class I       75,568,506
WM Growth & Income Fund...................................  Class A       21,126,219
                                                            Class B        2,507,658
                                                            Class C           73,880
                                                            Class I       61,412,354
WM High Yield Fund........................................  Class A       45,346,613
                                                            Class B        9,275,044
                                                            Class C        8,129,181
                                                            Class I       64,831,340
WM Income Fund............................................  Class A       15,581,621
                                                            Class B       11,049,033
                                                            Class C        1,170,010
                                                            Class I      105,544,326
WM Mid Cap Stock Fund.....................................  Class A       10,257,431
                                                            Class B        1,549,465
                                                            Class C          412,438
                                                            Class I       34,436,812
WM Money Market Fund......................................  Class A      982,344,785
                                                            Class B       36,265,391
                                                            Class C        9,482,828
                                                            Class I      193,960,047
WM REIT Fund..............................................  Class A        1,487,275
                                                            Class B          598,128
                                                            Class C          289,100
                                                            Class I       20,285,408
WM Small Cap Value Fund...................................  Class A          858,571
                                                            Class B          240,324
                                                            Class C          207,421
                                                            Class I       22,907,152

                                                             SHARE    NUMBER OF SHARES
ACQUIRED FUND                                                CLASS       OUTSTANDING
-------------                                               -------   ----------------

WM Tax-Exempt Bond Fund...................................  Class A       21,466,593
                                                            Class B        3,035,243
                                                            Class C          328,525
WM U.S. Government Securities Fund........................  Class A        9,314,834
                                                            Class B        8,271,876
                                                            Class C          751,199
                                                            Class I      144,065,235
WM West Coast Equity Fund.................................  Class A       20,449,743
                                                            Class B        4,867,128
                                                            Class C          545,343
                                                            Class I       19,011,010
WM Trust II:
WM California Insured Intermediate Municipal Fund.........  Class A        5,257,939
                                                            Class B        4,192,426
                                                            Class C          558,499
WM California Municipal Fund..............................  Class A       23,498,282
                                                            Class B       11,925,667
                                                            Class C          410,040
WM Growth Fund............................................  Class A        8,205,940
                                                            Class B        5,285,505
                                                            Class C          178,627
                                                            Class I      123,097,945
WM International Growth Fund..............................  Class A        9,026,254
                                                            Class B          967,023
                                                            Class C          491,292
                                                            Class I       81,811,373
WM Short Term Income Fund.................................  Class A       13,901,066
                                                            Class B        7,108,205
                                                            Class C        3,053,384
                                                            Class I       78,628,648
WM Small Cap Growth Fund..................................  Class A        7,142,730
                                                            Class B          624,487
                                                            Class C           71,395
                                                            Class I       17,685,272
WM SAM Portfolios:
WM Balanced Portfolio.....................................  Class A      164,387,402
                                                            Class B       98,549,419
                                                            Class C       61,415,045
WM Conservative Balanced Portfolio........................  Class A       28,024,267
                                                            Class B       15,135,866
                                                            Class C       15,448,093
WM Conservative Growth Portfolio..........................  Class A      111,106,852
                                                            Class B       69,540,049
                                                            Class C       57,781,667

                                                             SHARE    NUMBER OF SHARES
ACQUIRED FUND                                                CLASS       OUTSTANDING
-------------                                               -------   ----------------

WM Flexible Income Portfolio..............................  Class A       34,937,021
                                                            Class B       27,878,166
                                                            Class C       13,184,300
WM Strategic Growth Portfolio.............................  Class A       59,349,163
                                                            Class B       42,150,904
                                                            Class C       31,691,757


     As of the Record Date, the Board of Trustees and officers of the WM Funds together owned less than 1% of the outstanding shares of any class of any Acquired Fund.

     As of the Record Date, the following persons owned of record, or were known by the WM Funds to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:


                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


WM TRUST I:
WM EQUITY INCOME FUND
                                    NFS LLC FEBO                                         Class A       16.99%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       36.65%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       33.74%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       23.71%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MLPF&S for the Sole Benefit of its                   Class C       13.26%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 3rd Fl
                                    Jacksonville FL 32246-6484

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------

WM GROWTH & INCOME FUND

                                    NFS LLC FEBO                                         Class A       50.04%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       33.62%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       23.65%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       36.42%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    NFS LLC FEBO                                         Class C        5.57%
                                    Catherine Mate, Karol Mate
                                    17300 135th Ave NE Unit 65
                                    Woodinville WA 98072-6857

WM HIGH YIELD FUND
                                    Charles Schwab & Co Inc                              Class A        6.60%
                                    Special Custody A/C for the Benefit of
                                    Customers
                                    Attn Mutual Funds
                                    101 Montgomery St.
                                    San Francisco, CA 94104-4151

                                    FTC & Co                                             Class A        5.35%
                                    Datalynx
                                    PO Box 173736
                                    Denver, CO 80217-3736

                                    Bost & Co                                            Class I       37.53%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       17.01%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       16.65%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       10.10%
                                    FBO WM Flexible Income Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I        6.58%
                                    FBO WM Conservative Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I        5.86%
                                    FBO WM VT Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MLPF&S for the Sole Benefit of its                   Class C       14.02%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 3rd Fl
                                    Jacksonville FL 32246-6484

WM INCOME FUND
                                    Bost & Co                                            Class I       50.04%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       22.52%
                                    FBO WM Flexible Income Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       15.45%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       11.99%
                                    FBO WM Conservative Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

WM MID CAP STOCK FUND
                                    NFS LLC FEBO                                         Class A       43.58%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       34.66%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       32.87%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       25.92%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    MLPF&S for the Sole Benefit of its                   Class C       18.39%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 3rd Fl
                                    Jacksonville FL 32246-6484

WM MONEY MARKET FUND
                                    National Financial Services                          Class A       86.37%
                                    For the Exclusive Benefit of our Customers
                                    200 Liberty Street
                                    New York, NY 10281-1003

                                    WMBFA Insurance Agency Inc.                          Class I       49.37%
                                    Attn Accounting Department
                                    1201 Third Ave WMT 2035
                                    Seattle WA 98101

                                    WMFS Insurance Services Inc.                         Class I       20.73%
                                    1201 Third Ave Ste 2035
                                    Seattle WA 98101

                                    WM Financial Services Inc.                           Class I       12.36%
                                    Misc W/O District A
                                    Attn Accounting Department
                                    1201 Third Ave Ste 2035
                                    Seattle, WA 98101

                                    WM Funds Distributor Inc.                            Class I       11.81%
                                    1201 Third Ave 20th Fl WMT2035
                                    Seattle WA 98101

                                    IRA R/O Edward Gaidula                               Class C        5.35%
                                    3806 Lydon Ln
                                    Moosic PA 18507-1523

WM REIT FUND
                                    Bost & Co                                            Class I       37.49%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       34.33%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       22.87%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

WM SMALL CAP VALUE FUND
                                    Sister Mary Francis & Sister Maureen                 Class B        6.73%
                                    Theresa Ttees
                                    Franciscan Missionary Sisters of Our Lady of
                                    Sorrows, Inc.
                                    2381 Laurel Glen Rd
                                    Soquel, CA 95073-9719

                                    Bost & Co                                            Class I       36.98%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       32.71%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       24.22%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MLPF&S for the Sole Benefit of its                   Class C       32.24%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 3rd Fl
                                    Jacksonville FL 32246-6484

WM TAX-EXEMPT BOND FUND
                                    LPL Financial Services                               Class C       13.38%
                                    9785 Towne Centre Drive
                                    San Diego CA 92121-1968

                                    NFS LLC FEBO                                         Class C        7.20%
                                    David Creps Ttee
                                    PO Box 152
                                    Wheatland CA 95692-0152

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


WM U.S. GOVERNMENT SECURITIES FUND
                                    Bost & Co                                            Class I       52.56%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       18.41%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       17.87%
                                    FBO WM Flexible Income Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       11.15%
                                    FBO WM Conservative Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

WM WEST COAST EQUITY FUND
                                    NFS LLC FEBO                                         Class A       32.28%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       36.27%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       34.06%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       25.13%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

WM TRUST II:
WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
                                    NFS LLC FEBO                                         Class C        9.97%
                                    Lee G Camp Tte
                                    Jack S Cook Trust
                                    1023 White Gate Rd
                                    Alamo CA 94507-2833

WM CALIFORNIA MUNICIPAL FUND
                                    NFS LLC FEBO                                         Class C        6.56%
                                    Mark Wiesinger, Steve Ward Wiesinger,
                                    Lauren Christie Therre
                                    2734 Walnut Blvd
                                    Walnut Creek CA 94596-4764

                                    NFS LLC FEBO                                         Class C        5.37%
                                    Col John Clement Mattina TOD on File
                                    2135 Ravoli Dr
                                    Oxnard CA 93035-2924

WM GROWTH FUND
                                    NFS LLC FEBO                                         Class A       31.85%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       34.76%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       34.37%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       24.89%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MTNE CUST IRA FBO                                    Class C        8.62%
                                    William R Girten
                                    2664 Chatham Ln
                                    Owensboro KY 42303-9633

                                    MLPF&S for the Sole Benefit of its                   Class C        6.92%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E Fl 3
                                    Jacksonville FL 32246-6484

WM INTERNATIONAL GROWTH FUND
                                    NFS LLC FEBO                                         Class A       64.13%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       36.00%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       35.55%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       25.22%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MLPF&S for the Sole Benefit of its                   Class C       25.34%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East
                                    Building One, 2nd Floor
                                    Jacksonville FL 32246-6484

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


WM SHORT TERM INCOME FUND
                                    Pershing LLC                                         Class A        5.29%
                                    PO Box 2052
                                    Jersey City, NJ 07303-2052

                                    Bost & Co                                            Class I       56.13%
                                    FBO WM Flexible Income Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       24.05%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       19.82%
                                    FBO WM Conservative Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Sterling Trust Co Cust FBO                           Class C        5.38%
                                    Profile Consulting Inc 401(k)
                                    PO Box 2526
                                    Waco TX 76702-2526
WM SMALL CAP GROWTH FUND
                                    NFS LLC FEBO                                         Class A       52.34%
                                    FIIOC as Agent for Qualified Employee
                                    Benefit Plans (401k) FINOPS-IC
                                    100 Magellan Way KW1C
                                    Covington, KY 41015-1987

                                    Bost & Co                                            Class I       32.52%
                                    FBO WM Balanced Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    Bost & Co                                            Class I       37.00%
                                    FBO WM Conservative Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                                                                          SHARE    PERCENTAGE OF
ACQUIRED FUND                                   NAME/ADDRESS OF SHAREHOLDER               CLASS      OWNERSHIP
-------------                       --------------------------------------------------   -------   -------------


                                    Bost & Co                                            Class I       24.33%
                                    FBO WM Strategic Growth Portfolio
                                    c/o Mutual Fund Operations
                                    PO Box 3198
                                    Pittsburgh, PA 15230-3198

                                    MLPF&S for the Sole Benefit of its                   Class C       34.01%
                                    Customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr East 3rd Fl
                                    Jacksonville FL 32246-6484


ACQUIRING FUNDS

     The following table shows the number of shares outstanding of each Class of shares of each Existing Acquiring Fund as of the Record Date. It also shows, as of the Record Date, the percentage of the outstanding shares of each class of each Existing Acquiring Fund owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is PFG. The New Acquiring Funds had not commenced operations as of the Record Date.


                                                                        NUMBER OF       PERCENTAGE
                                                                         SHARES          OWNED BY
ACQUIRING FUND                                   SHARE CLASS           OUTSTANDING    PRINCIPAL LIFE
--------------                                   -----------         --------------   --------------


PIF Disciplined LargeCap Blend Fund......  Class A                     5,934,095.01         0.00%
                                           Class B                       837,015.46         0.00%
                                           Institutional (Class I)   60,410,990,854         0.00%
                                           Select                        327,820.26         0.00%
                                           Preferred                     121,977.86         0.00%
                                           Advisors Select               122,270.52         0.00%
                                           Advisors Signature             25,474.91         0.00%
                                           Advisors Preferred            366,833.26         0.00%
                                           Class J                              N/A          N/A
PIF Diversified International Fund.......  Class A                    25,580,722.89         0.00%
                                           Class B                     3,403,410.84         0.00%
                                           Institutional (Class I)     3,130,147.38       100.00%
                                           Select                      1,066,191.95         0.00%
                                           Preferred                   3,432,988.40         0.00%
                                           Advisors Select             1,531,664.39         0.00%
                                           Advisors Signature            230,220.19         0.00%
                                           Advisors Preferred          3,036,256.88         0.00%
                                           Class J                    13,316,548.17         0.00%
PIF LargeCap Growth Fund.................  Class A                    36,287,579.10         0.00%
                                           Class B                     3,846,902.16         0.00%
                                           Institutional (Class I)    61,264,892.94        13.35%
                                           Select                      1,846,526.81         0.00%
                                           Preferred                   5,334,936.75         0.00%
                                           Advisors Select             2,039,054.03         0.00%
                                           Advisors Signature            622,881.63         0.00%
                                           Advisors Preferred          4,431,022.33         0.00%
                                           Class J                     4,653,136.91         0.00%

                                                                        NUMBER OF       PERCENTAGE
                                                                         SHARES          OWNED BY
ACQUIRING FUND                                   SHARE CLASS           OUTSTANDING    PRINCIPAL LIFE
--------------                                   -----------         --------------   --------------

PIF Money Market Fund....................  Class A                   420,713,691.74         6.32%
                                           Class B                     2,972,073.94         0.00%
                                           Institutional (Class I)    26,369,266.60         0.00%
                                           Select                     12,284,343.36         0.00%
                                           Preferred                  42,059,174.05         0.00%
                                           Advisors Select             9,706,386.10         0.00%
                                           Advisors Signature          3,052,038.01         0.00%
                                           Advisors Preferred         20,655,183.01         0.00%
                                           Class J                   156,202,701.90         0.00%
PIF Real Estate Securities Fund..........  Class A                     4,501,782.77         0.00%
                                           Class B                     1,053,148.71         0.00%
                                           Institutional (Class I)    27,464,096.05         0.00%
                                           Select                        599,091.94         0.00%
                                           Preferred                   3,609,246.82         0.00%
                                           Advisors Select             1,259,477.36         0.00%
                                           Advisors Signature            100,942.44         0.00%
                                           Advisors Preferred          2,077,632.50         0.00%
                                           Class J                     8,422,618.26         0.00%
PIF SmallCap Growth Fund.................  Class A                              N/A          N/A
                                           Class B                              N/A          N/A
                                           Institutional (Class I)       892,332.77         0.00%
                                           Select                          6,526.37         0.00%
                                           Preferred                     123,095.42         0.00%
                                           Advisors Select                64,881.10         0.00%
                                           Advisors Signature              8,994.51        14.22%
                                           Advisors Preferred              7,727.11         0.00%
                                           Class J                     4,159,490.80         0.00%
PIF SmallCap Value Fund..................  Class A                       441,273.26         0.00%
                                           Class B                        81,351.03         0.00%
                                           Institutional (Class I)     5,237,101.57         0.00%
                                           Select                        216,230.37         0.00%
                                           Preferred                     842,761.63         0.00%
                                           Advisors Select               338,023.74         0.00%
                                           Advisors Signature             55,779.36         0.00%
                                           Advisors Preferred            462,696.20         0.00%
                                           Class J                     3,534,318.44         0.00%


     As of the Record Date, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of any Existing Acquiring Fund.

     As of the Record Date, the persons identified below the following Fund/Share Class Table, if any for a particular number in the Table, owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the Class of the Existing Acquiring Funds indicated.

                             FUND/SHARE CLASS TABLE



                                                                        SHARE CLASS
                                 -----------------------------------------------------------------------------------------
                                 CLASS  CLASS                                         ADV.      ADV.       ADV.
ACQUIRING FUND                     A      B    INSTITUTIONAL (I)  SELECT  PREFERRED  SELECT  SIGNATURE  PREFERRED  CLASS J
--------------                   -----  -----  -----------------  ------  ---------  ------  ---------  ---------  -------


PIF Disciplined LargeCap Blend
  Fund.........................   192    292          699           696      698       695      619        697
PIF Diversified International
  Fund.........................   108    208          674           671      673       670      617        672       508
PIF LargeCap Growth Fund.......   112    212          704           701      703       700      625        702       512
PIF Money Market Fund..........   199    299          784           781      783       780      648        782       525
PIF Real Estate Securities
  Fund.........................   187    287          934           931      933       930      685        932       537
PIF SmallCap Growth Fund.......                       954           951      953       950      687        952       539
PIF SmallCap Value Fund........   191    291          974           971      973       970      689        972       541





 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------


PIF -- Disciplined LargeCap Blend Fund
     697      DCGT AS TTEE AND/OR                                               98.8
              711 HIGH STREET
              DES MOINES, IA 50303
     695      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50303
     619      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              711 HIGH STREET
              DES MOINES, IA 50303
     699      MUTUAL FUND ACCOUNTING                                            11.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     699      MUTUAL FUND ACCOUNTING                                            31.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     699      MUTUAL FUND ACCOUNTING                                            14.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     699      MUTUAL FUND ACCOUNTING                                             7.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     699      MUTUAL FUND ACCOUNTING                                            29.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     698      DCGT AS TTEE AND/OR                                               68.6
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     696      DCGT AS TTEE AND/OR                                              100.0
              711 HIGH STREET
              DES MOINES, IA 50303-0200
PIF -- Diversified International Fund
     672      DELAWARE CHARTER GUARANTEE & TRUST                                11.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     672      DELAWARE CHARTER GUARANTEE & TRUST                                86.1
              711 HIGH STREET
              DES MOINES, IA 50303-0200
     670      DELAWARE CHARTER GUARANTEE & TRUST                                 6.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392-0200
     670      DELAWARE CHARTER GUARANTEE & TRUST                                93.7
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     617      DELAWARE CHARTER GUARANTEE & TRUST                                98.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     674      THE PRINCIPAL TRUST FOR POST                                      12.1
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392
     674      PRINCIPAL TRUST FOR LIFE INS 5016                                  6.8
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392
     674      PRINCIPAL TRUST FOR HEALTH 5025                                   10.6
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392
     674      THE PRINCIPAL TRUST FOR POST                                      62.2
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392
     673      DELAWARE CHARTER GUAR & TRUST                                     20.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     673      DELAWARE CHARTER GUARANTEE & TRUST                                69.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     671      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
PIF -- LargeCap Growth Fund
     702      DELAWARE CHARTER GUARANTEE & TRUST                                97.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     700      DELAWARE CHARTER GUARANTEE & TRUST                                87.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     625      DELAWARE CHARTER GUARANTEE & TRUST                                98.4
              711 HIGH STREET
              DES MOINES, IA 50303
     704      MUTUAL FUND ACCOUNTING                                             9.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     704      MUTUAL FUND ACCOUNTING                                            23.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     704      MUTUAL FUND ACCOUNTING                                            12.6
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     704      MUTUAL FUND ACCOUNTING                                             6.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     704      MUTUAL FUND ACCOUNTING                                            23.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     704      THE PRINCIPAL TRUST FOR POST                                       7.5
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392
     703      DELAWARE CHARTER GUAR & TRUST                                      6.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     703      DELAWARE CHARTER GUARANTEE & TRUST                                90.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     701      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
PIF -- Money Market Fund
     782      DELAWARE CHARTER GUARANTEE & TRUST                                58.9
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     782      TRUSTAR                                                            6.5
              P.O. BOX 8963
              WILMINGTON, DE 19899
     780      DELAWARE CHARTER GUARANTEE & TRUST                                97.4
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     648      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              711 HIGH STREET
              DES MOINES, IA 50303
     199      PERSHING LLC AS AGENT                                             32.4
              ATTN CASH MANAGEMENT SERVICES
              1 PERSHING PLZ
              JERSEY CITY, NJ 07399
     199      DELAWARE CHARTER GUAR & TRUST CO                                   7.9
              PO BOX 8738
              WILMINGTON, DE 19899
     299      NANCY MAGLIANO                                                     5.6
              9900 CYPRESS LAKES DR
              LAKELAND, FL 33810
     784      COMPUTERSHARE INVESTOR SERVICES LLC                               98.6
              2 NORTH LA SALLE ST 3RD FL
              CHICAGO, IL 60602

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     783      DELAWARE CHARTER GUAR & TRUST                                      9.9
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     783      DELAWARE CHARTER GUARANTEE & TRUST                                61.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     783      INSURANCE SERVICES OFFICE INC                                      5.6
              545 WASHINGTON BLVD
              JERSEY CITY, NJ 07310
     781      DELAWARE CHARTER GUARANTEE & TRUST                                99.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
PIF -- Real Estate Securities Fund
     932      DELAWARE CHARTER GUARANTEE & TRUST                                12.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     932      DELAWARE CHARTER GUARANTEE & TRUST                                65.6
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     932      TRUSTAR                                                           17.9
              P.O. BOX 8963
              WILMINGTON, DE 19899
     930      DELAWARE CHARTER GUARANTEE & TRUST                                13.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     930      DELAWARE CHARTER GUARANTEE & TRUST                                86.7
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     685      DELAWARE CHARTER GUARANTEE & TRUST                                98.8
              711 HIGH STREET
              DES MOINES, IA 50303
     934      PRINCIPAL LIFE INSURANCE CO                                       34.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     934      MUTUAL FUND ACCOUNTING                                            12.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     934      MUTUAL FUND ACCOUNTING                                            22.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     934      MUTUAL FUND ACCOUNTING                                            15.6
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     933      DELAWARE CHARTER GUAR & TRUST                                      7.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     933      DELAWARE CHARTER GUARANTEE & TRUST                                21.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     933      DELAWARE CHARTER GUARANTEE & TRUST                                63.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     931      DELAWARE CHARTER GUARANTEE & TRUST                                14.4
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     931      DELAWARE CHARTER GUARANTEE & TRUST                                85.6
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
PIF -- SmallCap Growth Fund
     952      DELAWARE CHARTER GUARANTEE & TRUST                                14.6
              711 HIGH STREET
              DES MOINES, IA 50303
     952      DELAWARE CHARTER GUARANTEE & TRUST                                74.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     950      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     687      DELAWARE CHARTER GUARANTEE & TRUST                                85.8
              711 HIGH STREET
              DES MOINES, IA 50303
     953      DELAWARE CHARTER GUARANTEE & TRUST                                98.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     951      DCGT AS TTEE AND/OR                                              100.0
              711 HIGH STREET
              DES MOINES, IA 50303
PIF -- SmallCap Value Fund
     972      DELAWARE CHARTER GUARANTEE & TRUST                                 7.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     972      DELAWARE CHARTER GUARANTEE & TRUST                                89.7
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     970      DELAWARE CHARTER GUARANTEE & TRUST                                10.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     970      DELAWARE CHARTER GUARANTEE & TRUST                                89.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     689      DELAWARE CHARTER GUARANTEE & TRUST                               100.0
              711 HIGH STREET
              DES MOINES, IA 50303
     974      MUTUAL FUND ACCOUNTING                                            30.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     974      MUTUAL FUND ACCOUNTING                                            18.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392

 FUND/SHARE                                                                 PERCENTAGE
CLASS NUMBER  NAME AND ADDRESS                                             OF OWNERSHIP
------------  ----------------                                             ------------

     974      MUTUAL FUND ACCOUNTING                                             9.9
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     974      MUTUAL FUND ACCOUNTING                                            32.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392
     973      DELAWARE CHARTER GUARANTEE & TRUST                                76.9
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
     971      DELAWARE CHARTER GUARANTEE & TRUST                                96.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392

                                                                      APPENDIX O

                              FINANCIAL HIGHLIGHTS

                         PRINCIPAL INVESTORS FUND, INC.
                                   (UNAUDITED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                                                        2006(A)       2005(B)
                                                        -------       -------


DISCIPLINED LARGECAP BLEND FUND
CLASS A SHARES
Net Asset Value, Beginning of Period..................  $ 14.35       $ 14.08
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)...........     0.06          0.02
  Net Realized and Unrealized Gain (Loss) on
     Investments......................................     1.24          0.25
                                                        -------       -------
     Total From Investment Operations.................     1.30          0.27
Less Dividends and Distributions:
  Dividends from Net Investment Income................    (0.05)           --
  Distributions from Realized Gains...................    (0.20)           --
                                                        -------       -------
     Total Dividends and Distributions................    (0.25)           --
                                                        -------       -------
Net Asset Value, End of Period........................  $ 15.40       $ 14.35
                                                        =======       =======
Total Return(d).......................................     9.11%(e)      1.92%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)............  $94,733       $88,400
  Ratio of Expenses to Average Net Assets.............     1.20%(f)      1.11%(f)
  Ratio of Net Investment Income to Average Net
     Assets...........................................     0.81%(f)      0.40%(f)
  Portfolio Turnover Rate.............................     76.5%(f)      86.7%(g)




                                                        2006(A)       2005(B)
                                                        -------       -------


DISCIPLINED LARGECAP BLEND FUND
CLASS B SHARES
Net Asset Value, Beginning of Period..................  $ 14.32       $ 14.08
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)...........       --         (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments......................................     1.23          0.25
                                                        -------       -------
     Total From Investment Operations.................     1.23          0.24
Less Dividends and Distributions:
  Distributions from Realized Gains...................    (0.20)           --
                                                        -------       -------
     Total Dividends and Distributions................    (0.20)           --
                                                        -------       -------
Net Asset Value, End of Period........................  $ 15.35       $ 14.32
                                                        =======       =======
Total Return(d).......................................     8.65%(e)      1.70%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)............  $13,987       $14,390
  Ratio of Expenses to Average Net Assets.............     1.96%(f)      1.78%(f)
  Ratio of Net Investment Income to Average Net
     Assets...........................................     0.06%(f)     (0.27)%(f)
  Portfolio Turnover Rate.............................     76.5%(f)      86.7%(g)

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                        2006(A)        2005          2004     2003(H)
                                       --------      --------      --------   -------


DISCIPLINED LARGECAP BLEND FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period.............................  $  14.37      $  12.95      $  12.12   $ 10.00
Income from Investment Operations:
  Net Investment Income (Operating
     Loss)(c)........................      0.10          0.18          0.11      0.10
  Net Realized and Unrealized Gain
     (Loss) on Investments...........      1.24          1.37          1.10      2.02
                                       --------      --------      --------   -------
     Total From Investment
       Operations....................      1.34          1.55          1.21      2.12
Less Dividends and Distributions:
  Dividends from Net Investment
     Income..........................     (0.13)        (0.07)        (0.11)       --
  Distributions from Realized Gains..     (0.20)        (0.06)        (0.27)       --
                                       --------      --------      --------   -------
     Total Dividends and
       Distributions.................     (0.33)        (0.13)        (0.38)       --
                                       --------      --------      --------   -------
Net Asset Value, End of Period.......  $  15.38      $  14.37      $  12.95   $ 12.12
                                       ========      ========      ========   =======
Total Return.........................      9.42%(e)     12.07%        10.22%    21.20%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)......................  $787,646      $523,512      $247,979   $11,910
  Ratio of Expenses to Average Net
     Assets..........................      0.59%(f)      0.60%         0.60%     0.60%(f)
  Ratio of Net Investment Income to
     Average Net Assets..............      1.37%(f)      1.25%         0.89%     1.02%(f)
  Portfolio Turnover Rate............      76.5%(f)      86.7%(g)     106.2%    109.2%(f)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g) Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

(h) Period from December 30, 2002, date operations commenced, through October 31, 2003.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                                        2006(A)       2005(B)
                                                       --------      --------


DIVERSIFIED INTERNATIONAL FUND
CLASS A SHARES
Net Asset Value, Beginning of Period.................  $  11.43      $  10.35
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)..........      0.02          0.01
  Net Realized and Unrealized Gain (Loss) on
     Investments.....................................      3.29          1.07
                                                       --------      --------
     Total From Investment Operations................      3.31          1.08
Less Dividends and Distributions:
  Dividends from Net Investment Income...............     (0.03)           --
  Distributions from Realized Gains..................     (0.46)           --
                                                       --------      --------
     Total Dividends and Distributions...............     (0.49)           --
                                                       --------      --------
Net Asset Value, End of Period.......................  $  14.25      $  11.43
                                                       ========      ========
Total Return(d)......................................     29.84%(e)     10.43%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)...........  $367,162      $291,878
  Ratio of Expenses to Average Net Assets............      1.40%(f)      1.38%(f)
  Ratio of Net Investment Income to Average Net
     Assets..........................................      0.37%(f)      0.13%(f)
  Portfolio Turnover Rate............................     119.9%(f)     202.7%(g)




                                                         2006(A)      2005(B)
                                                         -------      -------


DIVERSIFIED INTERNATIONAL FUND
CLASS B SHARES
Net Asset Value, Beginning of Period...................  $ 11.41      $ 10.35
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)............    (0.02)       (0.02)
  Net Realized and Unrealized Gain (Loss) on
     Investments.......................................     3.29         1.08
                                                         -------      -------
     Total From Investment Operations..................     3.27         1.06
Less Dividends and Distributions:
  Distributions from Realized Gains....................    (0.46)          --
                                                         -------      -------
     Total Dividends and Distributions.................    (0.46)          --
                                                         -------      -------
Net Asset Value, End of Period.........................  $ 14.22      $ 11.41
                                                         =======      =======
Total Return(d)........................................    29.52%(e)    10.24%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands).............  $51,433      $43,285
  Ratio of Expenses to Average Net Assets..............     2.11%(f)     1.99%(f)
  Ratio of Net Investment Income to Average Net
     Assets............................................    (0.35)%(f)   (0.48)%(f)
  Portfolio Turnover Rate..............................    119.9%(f)    202.7%(g)

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                 2006(A)        2005        2004       2003        2002      2001(K)
                                 -------      -------     -------     ------     -------     -------


DIVERSIFIED INTERNATIONAL FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period.......................  $ 11.45      $  9.32     $  8.01     $ 6.52     $  7.46     $  9.54
Income from Investment
  Operations:
  Net Investment Income
     (Operating Loss)(h).......     0.06         0.14        0.11       0.06        0.02          --
  Net Realized and Unrealized
     Gain (Loss) on
     Investments...............     3.27         2.25        1.26       1.50       (0.88)      (2.08)
                                 -------      -------     -------     ------     -------     -------
     Total From Investment
       Operations..............     3.33         2.39        1.37       1.56       (0.86)      (2.08)
Less Dividends and
  Distributions:
  Dividends from Net Investment
     Income....................    (0.09)       (0.05)      (0.06)     (0.07)      (0.08)         --
  Distributions from Realized
     Gains.....................    (0.46)       (0.21)         --         --          --          --
                                 -------      -------     -------     ------     -------     -------
     Total Dividends and
       Distributions...........    (0.55)       (0.26)      (0.06)     (0.07)      (0.08)         --
                                 -------      -------     -------     ------     -------     -------
Net Asset Value, End of
  Period.......................  $ 14.23      $ 11.45     $  9.32     $ 8.01     $  6.52     $  7.46
                                 =======      =======     =======     ======     =======     =======
Total Return...................    30.10%(e)    26.07%      17.24%     24.09%     (11.60)%    (21.80)%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)................  $44,550      $31,357     $15,831     $8,611     $20,504     $ 1,782
  Ratio of Expenses to Average
     Net Assets................     0.90%(f)     0.90%       0.89%      0.90%       0.90%       0.90%(f)
  Ratio of Gross Expenses to
     Average Net Assets........       --%(f)       --%       0.90%(i)   0.90%(i)    0.90%(i)      --%(f)
  Ratio of Net Investment
     Income to Average Net
     Assets....................     0.88%(f)     1.37%       1.23%      0.91%       1.15%       0.34%(f)
  Portfolio Turnover Rate......    119.9%(f)    202.7%(g)   160.2%(j)  162.2%(l)    71.4%       86.8%(f)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g) Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(h) Effective November 1, 2002, calculated based on average shares outstanding during the period.

(i)   Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




(j) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(k) Period from March 1, 2001, date shares first offered through October 31, 2001. Institutional shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.

(l) Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                                        2006(A)       2005(B)
                                                       --------      --------


LARGECAP GROWTH FUND
CLASS A SHARES
Net Asset Value, Beginning of Period.................  $   7.09      $   6.79
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)..........        --         (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments.....................................      0.65          0.31
                                                       --------      --------
     Total From Investment Operations................      0.65          0.30
                                                       --------      --------
Net Asset Value, End of Period.......................  $   7.74      $   7.09
                                                       ========      ========
Total Return(d)......................................      9.17%(e)      4.42%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)...........  $290,286      $270,930
  Ratio of Expenses to Average Net Assets............      1.11%(f)      1.01%(f)
  Ratio of Net Investment Income to Average Net
     Assets..........................................      0.03%(f)     (0.24)%(f)
  Portfolio Turnover Rate............................      96.1%(f)     169.0%(g)




                                                         2006(A)      2005(B)
                                                         -------      -------


LARGECAP GROWTH FUND
CLASS B SHARES
Net Asset Value, Beginning of Period...................  $  7.07      $  6.79
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)............    (0.02)       (0.02)
  Net Realized and Unrealized Gain (Loss) on
     Investments.......................................     0.64         0.30
                                                         -------      -------
     Total From Investment Operations..................     0.62         0.28
                                                         -------      -------
Net Asset Value, End of Period.........................  $  7.69      $  7.07
                                                         =======      =======
Total Return(d)........................................     8.77%(e)     4.12%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands).............  $33,432      $35,551
  Ratio of Expenses to Average Net Assets..............     1.81%(f)     1.73%(f)
  Ratio of Net Investment Income to Average Net
     Assets............................................    (0.67)%(f)   (0.96)%(f)
  Portfolio Turnover Rate..............................     96.1%(f)    169.0%(g)

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                  2006(A)        2005         2004         2003        2002    2001(K)
                                 --------      --------     --------     -------     -------   -------


LARGECAP GROWTH FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period.......................  $   7.09      $   6.09     $   5.86     $  5.09     $  6.17   $  7.63
Income from Investment
  Operations:
  Net Investment Income
     (Operating Loss)(h).......      0.02          0.04         0.02        0.02       (0.03)       --
  Net Realized and Unrealized
     Gain (Loss) on
     Investments...............      0.66          1.00         0.22        0.75       (1.05)    (1.46)
                                 --------      --------     --------     -------     -------   -------
     Total From Investment
       Operations..............      0.68          1.04         0.24        0.77       (1.08)    (1.46)
Less Dividends and
  Distributions:
  Dividends from Net Investment
     Income....................     (0.01)        (0.04)       (0.01)         --          --        --
                                 --------      --------     --------     -------     -------   -------
     Total Dividends and
       Distributions...........     (0.01)        (0.04)       (0.01)         --          --        --
                                 --------      --------     --------     -------     -------   -------
Net Asset Value, End of
  Period.......................  $   7.76      $   7.09     $   6.09     $  5.86     $  5.09   $  6.17
                                 ========      ========     ========     =======     =======   =======
Total Return...................      9.58%(e)     17.05%        4.05%      15.22%     (17.50)%  (19.66)%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)................  $393,337      $278,730     $121,840     $60,790     $23,787   $ 1,524
  Ratio of Expenses to Average
     Net Assets................      0.54%(f)      0.55%        0.55%       0.55%       0.55%     0.55%(f)
  Ratio of Gross Expenses to
     Average Net Assets........        --%(f)        --%        0.55%(j)    0.55%(j)      --%       --%(f)
  Ratio of Net Investment
     Income to Average Net
     Assets....................      0.60%(f)      0.63%        0.34%       0.38%       0.34%     0.34%(f)
  Portfolio Turnover Rate......      96.1%(f)     169.0%(g)     59.8%       59.2%(i)    29.6%     37.5%(f)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(h) Effective November 1, 2002, calculated based on average shares outstanding during the period.

(i) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

(j)   Expense ratio without commission rebates.

(k) Period from March 1, 2001, date shares first offered, through October 31, 2001. Institutional shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                                        2006(A)       2005(B)
                                                       --------      --------


MONEY MARKET FUND
CLASS A SHARES
Net Asset Value, Beginning of Period.................  $   1.00      $   1.00
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)..........      0.02          0.01
                                                       --------      --------
     Total From Investment Operations................      0.02          0.01
Less Dividends and Distributions:
  Dividends from Net Investment Income...............     (0.02)        (0.01)
                                                       --------      --------
     Total Dividends and Distributions...............     (0.02)        (0.01)
                                                       --------      --------
Net Asset Value, End of Period.......................  $   1.00      $   1.00
                                                       ========      ========
Total Return(d)......................................      1.94%(e)      1.02%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)...........  $374,986      $344,589
  Ratio of Expenses to Average Net Assets............      0.56%(f)      0.60%(f)
  Ratio of Net Investment Income to Average Net
     Assets..........................................      3.89%(f)      2.95%(f)




                                                          2006(A)      2005(B)
                                                          -------      -------


MONEY MARKET FUND
CLASS B SHARES
Net Asset Value, Beginning of Period....................   $ 1.00       $ 1.00
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c).............     0.01         0.01
                                                           ------       ------
     Total From Investment Operations...................     0.01         0.01
Less Dividends and Distributions:
  Dividends from Net Investment Income..................    (0.01)       (0.01)
                                                           ------       ------
     Total Dividends and Distributions..................    (0.01)       (0.01)
                                                           ------       ------
Net Asset Value, End of Period..........................   $ 1.00       $ 1.00
                                                           ======       ======
Total Return(d).........................................     1.01%(e)     0.59%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)..............   $2,474       $3,099
  Ratio of Expenses to Average Net Assets(g)............     2.43%(f)     1.87%(f)
  Ratio of Net Investment Income to Average Net Assets..     1.99%(f)     1.67%(f)

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                    2006(A)        2005       2004      2003     2002    2001(H)
                                    -------      --------   -------   -------   ------   -------


MONEY MARKET FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period..........................  $  1.00      $   1.00   $  1.00   $  1.00   $ 1.00    $ 1.00
Income from Investment Operations:
  Net Investment Income (Operating
     Loss)(i).....................     0.02          0.03      0.01      0.01     0.02      0.03
                                    -------      --------   -------   -------   ------    ------
     Total From Investment
       Operations.................     0.02          0.03      0.01      0.01     0.02      0.03
Less Dividends and Distributions:
  Dividends from Net Investment
     Income.......................    (0.02)        (0.03)    (0.01)    (0.01)   (0.02)    (0.03)
                                    -------      --------   -------   -------   ------    ------
     Total Dividends and
       Distributions..............    (0.02)        (0.03)    (0.01)    (0.01)   (0.02)    (0.03)
                                    -------      --------   -------   -------   ------    ------
Net Asset Value, End of Period....  $  1.00      $   1.00   $  1.00   $  1.00   $ 1.00    $ 1.00
                                    =======      ========   =======   =======   ======    ======
Total Return......................     2.02%(e)      2.56%     0.85%     0.89%    1.64%     2.71%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)...................  $26,071      $140,592   $56,277   $23,684   $1,522    $  186
  Ratio of Expenses to Average Net
     Assets.......................     0.40%(f)      0.40%     0.40%     0.40%    0.40%     0.40%(f)
  Ratio of Net Investment Income
     to Average Net Assets........     3.88%(f)      2.67%     0.89%     0.78%    1.53%     3.39%(f)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g)   Reflects Manager's contractual expense limit.

(h) Period from March 1, 2001, date operations commenced, through October 31, 2001.

(i) Effective November 1, 2002, calculated based on average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                                         2006(A)      2005(B)
                                                        --------      -------


REAL ESTATE SECURITIES FUND
CLASS A SHARES
Net Asset Value, Beginning of Period..................  $  20.43      $ 20.12
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)...........      0.05         0.09
  Net Realized and Unrealized Gain (Loss) on
     Investments......................................      3.77         0.35
                                                        --------      -------
     Total From Investment Operations.................      3.82         0.44
Less Dividends and Distributions:
  Dividends from Net Investment Income................     (0.12)       (0.13)
  Distributions from Realized Gains...................     (0.62)          --
                                                        --------      -------
     Total Dividends and Distributions................     (0.74)       (0.13)
                                                        --------      -------
Net Asset Value, End of Period........................  $  23.51      $ 20.43
                                                        ========      =======
Total Return(d).......................................     19.16%(e)     2.20%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)............  $100,127      $80,894
  Ratio of Expenses to Average Net Assets.............      1.42%(f)     1.49%(f)
  Ratio of Net Investment Income to Average Net
     Assets...........................................      0.49%(f)     1.29%(f)
  Portfolio Turnover Rate.............................      39.4%(f)     26.7%(g)




                                                         2006(A)      2005(B)
                                                         -------      -------


REAL ESTATE SECURITIES FUND
CLASS B SHARES
Net Asset Value, Beginning of Period...................  $ 20.44      $ 20.12
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c)............    (0.02)        0.03
  Net Realized and Unrealized Gain (Loss) on
     Investments.......................................     3.77         0.35
                                                         -------      -------
     Total From Investment Operations..................     3.75         0.38
Less Dividends and Distributions:
  Dividends from Net Investment Income.................    (0.07)       (0.06)
  Distributions from Realized Gains....................    (0.62)          --
                                                         -------      -------
     Total Dividends and Distributions.................    (0.69)       (0.06)
                                                         -------      -------
Net Asset Value, End of Period.........................  $ 23.50      $ 20.44
                                                         =======      =======
Total Return(d)........................................    18.79%(e)     1.90%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands).............  $25,754      $22,712
  Ratio of Expenses to Average Net Assets..............     2.11%(f)     2.38%(f)
  Ratio of Net Investment Income to Average Net
     Assets............................................    (0.16)%(f)    0.39%(f)
  Portfolio Turnover Rate..............................     39.4%(f)     26.7%(g)

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                   2006(A)        2005          2004          2003     2002    2001(I)
                                  --------      --------      --------      -------   ------   -------


REAL ESTATE SECURITIES FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period........................  $  20.41      $  18.44      $  14.56      $ 11.17   $10.50    $10.00
Income from Investment
  Operations:
  Net Investment Income
     (Operating Loss)(h)........      0.12          0.42          0.41         0.54     0.45      0.35
  Net Realized and Unrealized
     Gain (Loss) on
     Investments................      3.76          3.18          4.01         3.20     0.63      0.15
                                  --------      --------      --------      -------   ------    ------
     Total From Investment
       Operations...............      3.88          3.60          4.42         3.74     1.08      0.50
Less Dividends and
  Distributions:
  Dividends from Net Investment
     Income.....................     (0.15)        (0.58)        (0.40)       (0.35)   (0.41)       --
  Distributions from Realized
     Gains......................     (0.62)        (1.05)        (0.14)          --       --        --
                                  --------      --------      --------      -------   ------    ------
     Total Dividends and
       Distributions............     (0.77)        (1.63)        (0.54)       (0.35)   (0.41)       --
                                  --------      --------      --------      -------   ------    ------
Net Asset Value, End of Period..  $  23.52      $  20.41      $  18.44      $ 14.56   $11.17    $10.50
                                  ========      ========      ========      =======   ======    ======
Total Return....................     19.52%(e)     20.41%        31.21%       34.31%   10.38%     4.17%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands).................  $547,246      $405,696      $253,838      $97,960   $   11    $   11
  Ratio of Expenses to Average
     Net Assets.................      0.84%(f)      0.85%         0.85%        0.85%    0.85%     0.85%(f)
  Ratio of Gross Expenses to
     Average Net Assets.........        --%(f)        --%         0.85%(j)       --%      --%       --%(f)
  Ratio of Net Investment Income
     to Average Net Assets......      1.05%(f)      2.19%         2.53%        4.08%    3.91%     4.91%(f)
  Portfolio Turnover Rate.......      39.4%(f)      26.7%(g)      67.9%        35.4%    46.3%     77.5%(f)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Computed on an annualized basis.

(g) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(h) Effective November 1, 2002, calculated based on average shares outstanding during the period.

(i) Period from March 1, 2001, date shares first offered, through October 31, 2001. Institutional shares incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.

(j)   Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                   2006(A)       2005       2004       2003        2002      2001(B)
                                   -------      ------     ------     ------     -------     -------


SMALLCAP GROWTH FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period.........................   $ 8.22      $ 7.79     $ 7.48     $ 4.91     $  7.35     $  9.06
Income from Investment
  Operations:
  Net Investment Income
     (Operating Loss)(c).........    (0.01)       0.01      (0.01)        --          --       (0.01)
  Net Realized and Unrealized
     Gain (Loss) on Investments..     1.62        0.82       0.32       2.57       (2.08)      (1.70)
                                    ------      ------     ------     ------     -------     -------
     Total From Investment
       Operations................     1.61        0.83       0.31       2.57       (2.08)      (1.71)
Less Dividends and Distributions:
  Distributions from Realized
     Gains.......................    (0.50)      (0.40)        --         --       (0.36)         --
                                    ------      ------     ------     ------     -------     -------
     Total Dividends and
       Distributions.............    (0.50)      (0.40)        --         --       (0.36)         --
                                    ------      ------     ------     ------     -------     -------
Net Asset Value, End of Period...   $ 9.33      $ 8.22     $ 7.79     $ 7.48     $  4.91     $  7.35
                                    ======      ======     ======     ======     =======     =======
Total Return.....................    20.28%(d)   10.69%      4.14%     52.34%     (30.33)%    (17.97)%(d)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)..................   $6,121      $1,502     $    8     $    8     $ 4,344     $   560
  Ratio of Expenses to Average
     Net Assets..................     0.75%(e)    0.75%      0.73%      0.75%       0.75%       0.75%(e)
  Ratio of Gross Expenses to
     Average Net Assets..........       --%(e)      --%      0.75%(f)     --%       0.75%(f)      --%(e)
  Ratio of Net Investment Income
     to Average Net Assets.......    (0.22)%(e)   0.13%     (0.12)%    (0.08)%     (0.31)%     (0.45)%(e)
  Portfolio Turnover Rate........    103.0%(e)   181.7%     194.9%     270.1%      255.3%      178.3%(e)


--------

(a)   Six months ended April 30, 2006.

(b) Period from March 1, 2001, date shares first offered, through October 31, 2001. Institutional shares incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.

(c) Effective November 1, 2002, calculated based on average shares outstanding during the period.

(d)   Total return amounts have not been annualized.

(e)   Computed on an annualized basis.

(f)   Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                                                          2006(A)      2005(B)
                                                          -------      -------


SMALLCAP VALUE FUND
CLASS A SHARES
Net Asset Value, Beginning of Period....................   $17.49       $16.98
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c).............    (0.01)       (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments........................................     2.73         0.52
                                                           ------       ------
     Total From Investment Operations...................     2.72         0.51
Less Dividends and Distributions:
  Distributions from Realized Gains.....................    (1.28)          --
                                                           ------       ------
     Total Dividends and Distributions..................    (1.28)          --
                                                           ------       ------
Net Asset Value, End of Period..........................   $18.93       $17.49
                                                           ======       ======
Total Return(d).........................................    16.31%(e)     3.00%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)..............   $5,199       $1,302
  Ratio of Expenses to Average Net Assets(f)............     1.58%(g)     1.70%(g)
  Ratio of Net Investment Income to Average Net Assets..    (0.16)%(g)   (0.18)%(g)
  Portfolio Turnover Rate...............................    109.1%(g)    133.7%




                                                          2006(A)      2005(B)
                                                          -------      -------


SMALLCAP VALUE FUND
CLASS B SHARES
Net Asset Value, Beginning of Period....................   $17.55       $16.98
Income from Investment Operations:
  Net Investment Income (Operating Loss)(c).............    (0.08)       (0.05)
  Net Realized and Unrealized Gain (Loss) on
     Investments........................................     2.75         0.62
                                                           ------       ------
     Total From Investment Operations...................     2.67         0.57
Less Dividends and Distributions:
  Distributions from Realized Gains.....................    (1.28)          --
                                                           ------       ------
     Total Dividends and Distributions..................    (1.28)          --
                                                           ------       ------
Net Asset Value, End of Period..........................   $18.94       $17.55
                                                           ======       ======
Total Return(d).........................................    15.96%(e)     3.36%(e),(h)
Ratio/Supplemental Data:
  Net Assets, End of Period (in thousands)..............   $1,231       $  439
  Ratio of Expenses to Average Net Assets(f)............     2.33%(g)     2.45%(g)
  Ratio of Net Investment Income to Average Net Assets..    (0.92)%(g)   (0.82)%(g)
  Portfolio Turnover Rate...............................    109.1%(g)    133.7%

                              FINANCIAL HIGHLIGHTS

                                   (UNAUDITED)




                                 2006(A)        2005        2004        2003       2002      2001(J)
                                 -------      -------     -------     -------     ------     -------


SMALLCAP VALUE FUND
INSTITUTIONAL SHARES
Net Asset Value, Beginning of
  Period.......................  $ 17.54      $ 16.20     $ 14.68     $ 10.48     $10.54      $10.64
Income from Investment
  Operations:
  Net Investment Income
     (Operating Loss)(i).......     0.06         0.11        0.04        0.07       0.12        0.01
  Net Realized and Unrealized
     Gain (Loss) on
     Investments...............     2.75         2.63        1.95        4.20       0.39       (0.11)
                                 -------      -------     -------     -------     ------      ------
     Total From Investment
       Operations..............     2.81         2.74        1.99        4.27       0.51       (0.10)
Less Dividends and
  Distributions:
  Dividends from Net Investment
     Income....................    (0.09)          --          --       (0.07)     (0.10)         --
  Distributions from Realized
     Gains.....................    (1.28)       (1.40)      (0.47)         --      (0.47)         --
                                 -------      -------     -------     -------     ------      ------
     Total Dividends and
       Distributions...........    (1.37)       (1.40)      (0.47)      (0.07)     (0.57)         --
                                 -------      -------     -------     -------     ------      ------
Net Asset Value, End of
  Period.......................  $ 18.98      $ 17.54     $ 16.20     $ 14.68     $10.48      $10.54
                                 =======      =======     =======     =======     ======      ======
Total Return...................    16.90%(e)    17.61%      13.86%      40.94%      4.60%      (0.47)%(e)
Ratio/Supplemental Data:
  Net Assets, End of Period (in
     thousands)................  $76,556      $46,908     $20,973     $10,493     $9,641      $1,144
  Ratio of Expenses to Average
     Net Assets................     0.75%(g)     0.75%       0.75%       0.75%      0.74%       0.75%(g)
  Ratio of Gross Expenses to
     Average Net Assets........       --%(g)       --%       0.75%(f)    0.75%(f)   0.75%(f)      --%(g)
  Ratio of Net Investment
     Income to Average Net
     Assets....................     0.68%(g)     0.64%       0.28%       0.62%      0.88%       0.79%(g)
  Portfolio Turnover Rate......    109.1%(g)    133.7%      163.5%      221.7%     134.3%       89.1%(g)


--------

(a)   Six months ended April 30, 2006.

(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(c)   Calculated based on average shares outstanding during the period.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e)   Total return amounts have not been annualized.

(f)   Reflects Manager's contractual expense limit.

(g)   Computed on an annualized basis.

(h) During 2005, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(i) Effective November 1, 2002, calculated based on average shares outstanding during the period.

(j) Period from March 1, 2001, date shares first offered, through October 31, 2001. Institutional shares incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.

                                                                  RETPROX1 11/06

WM GROUPOFFUNDS LOGO

                                       Q&A

              ----------------------------------------------------
                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

Please read the complete Proxy Statement/Prospectus. For your convenience, we are providing this brief overview of the proposed reorganization on which you are being asked to vote.

Q: WHAT IS BEING PROPOSED?

A: Under a proposed reorganization, each of the listed funds below (each an "Acquired Fund") of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC ("WM SAM") (collectively the "WM Funds") will be combined into a corresponding fund (each an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"), and each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund (the "Reorganization"). A shareholder's position will have the same net asset value both immediately before and immediately after the Reorganization. The shareholders of each Acquired Fund must take the necessary action to approve its combination with the corresponding Acquiring Fund before the combination may be effected.



WM ACQUIRED FUNDS                            PIF ACQUIRING FUNDS
WM Trust I:
Equity Income Fund                           Equity Income Fund I*
Growth & Income Fund                         Disciplined LargeCap Blend Fund
High Yield Fund                              High Yield Fund II*
Income Fund                                  Income Fund*
Mid Cap Stock Fund                           MidCap Stock Fund*
Money Market Fund                            Money Market Fund
REIT Fund                                    Real Estate Securities Fund
Small Cap Value Fund                         SmallCap Value Fund
Tax-Exempt Bond Fund                         Tax-Exempt Bond Fund I*
U.S. Government Securities Fund              Mortgage Securities Fund*
West Coast Equity Fund                       West Coast Equity Fund*
WM Trust II:
California Insured Intermediate Municipal
  Fund                                       California Insured Intermediate Municipal Fund*
California Municipal Fund                    California Municipal Fund*
Growth Fund                                  LargeCap Growth Fund
International Growth Fund                    Diversified International Fund
Short Term Income Fund                       Short-Term Income Fund*
Small Cap Growth Fund                        SmallCap Growth Fund
WM SAM:
Balanced Portfolio                           SAM Balanced Portfolio*
Conservative Balanced Portfolio              SAM Conservative Balanced Portfolio*
Conservative Growth Portfolio                SAM Conservative Growth Portfolio*
Flexible Income Portfolio                    SAM Flexible Income Portfolio*
Strategic Growth Portfolio                   SAM Strategic Growth Portfolio*


--------

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. The other Acquiring Funds are existing PIF Funds.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?

A: On July 25, 2006, Principal Financial Group, Inc. ("PFG") and its subsidiary,
   Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. ("WaMu") to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Funds, and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction, which contemplates combining the WM Funds into PIF, a series mutual fund advised by PMC.

   Combining the Acquired Funds and the Acquiring Funds will create a larger fund family that will offer you a broader range of equity, fixed-income, asset-allocation and other investment options and that presents the opportunity to experience asset growth through the combined WM Funds and PIF distribution networks, achieve economies of scale, and operate with greater efficiency and lower overall costs. Most of the Acquired Funds and their corresponding Acquiring Funds have the same or substantially similar investment objectives, and certain of the Acquired Funds that are currently directly managed by WMA will combine into Acquiring Funds that will be managed by WMA as sub-advisor, generally with the same portfolio managers. PMC has agreed to cap the expenses of the Class A, B, and C shares of the Acquiring Funds (other than the Acquiring Funds corresponding to the WM SAM Portfolios) through February 28, 2008, at the expense levels of their corresponding Acquired Funds for the eight-month period ended June 30, 2006.

   For detailed information about the investment objectives and strategies, expense ratios and performance records of the specific funds involved in each fund combination, please refer to the Proxy Statement/Prospectus.

Q: HAS THE BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

A: Yes. After careful consideration, the Board of Trustees of each of the WM
   Funds has unanimously approved the Reorganization and recommends that you vote "FOR" the Reorganization. The Reorganization has also been unanimously approved by the Board of Directors of PIF.

Q: WHY AM I BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS?

A: WMA is the investment adviser to each of the Acquired Funds, and certain of the Acquired Funds also have investment sub-advisors. The closing of the Transaction will result as a matter of law in an assignment of the current advisory and sub-advisory agreements for the Acquired Funds and cause such agreements to terminate. In order to continue current advisory and sub-advisory arrangements between the closing of the Transaction and the closing of the Reorganization, the Board of Trustees has approved, and recommends that you approve, proposed advisory agreements with WMA and, as applicable, proposed sub-advisory agreements with current Acquired Fund sub-advisors.

Q: HOW DO THE PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS DIFFER FROM THE
   CURRENT SUCH AGREEMENTS?

A: The terms of the agreements, including fees payable, are the same in all material respects.

Q: WILL I INCUR ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION
   WITH THE REORGANIZATION?

A: You will not incur any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, the holding period with respect to any contingent deferred sales charges ("CDSC") applicable to shares of the Acquiring Funds you receive in the Reorganization will be measured from the time you purchased your Acquired Fund shares. Moreover, under the Agreement and Plan of Reorganization, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by affiliates of WaMu and PFG. While it is not possible to determine with specificity the extent of such portfolio repositioning costs, they may be significant. There is a strong likelihood that such costs may be significant for funds investing substantially in small capitalization and/or foreign securities, such as the WM Small Cap Value, Small Cap Growth and International Growth Funds. The portfolio repositioning is also expected to result in the realization of taxable capital gains which will be distributed to shareholders of the relevant Acquired Funds prior to the Reorganization.

Q: WHAT ARE THE FEDERAL INCOME TAX IMPLICATIONS OF THE REORGANIZATION?

A: The transactions contemplated by each fund combination are expected to qualify as a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended. If a fund combination so qualifies, no gain or loss will be recognized by either fund or its shareholders in connection with the combination, your tax cost basis will not change, and your holding period for the Acquiring Fund shares acquired in the combination will include your holding period for your Acquired Fund shares.

Q: WHAT IF I REDEEM OR EXCHANGE MY WM FUNDS SHARES BEFORE THE REORGANIZATION
   TAKES PLACE?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable CDSC will be applied.

Q: FOLLOWING THE REORGANIZATION, WHERE WILL SHAREHOLDERS OF THE ACQUIRED FUNDS
   BE ABLE TO FIND THE DAILY SHARE VALUES OF THE ACQUIRING FUNDS IN NEWSPAPERS?

A: Following the Reorganization, shareholders should be able to find the daily net asset share values for the Acquiring Funds in newspapers under the heading "Principal Investors."

Q: WHAT HAPPENS IF A PROPOSED FUND COMBINATION IS NOT APPROVED?

A: Generally, if shareholders of an Acquired Fund do not approve the Reorganization, the Reorganization will not take place as to that Acquired Fund, and the Board of Trustees will take such action as it deems appropriate and in the best interests of that particular Acquired Fund and its shareholders. The closing of each combination comprising the Reorganization is not conditioned upon the closing of the other combinations. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund, and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

   If the Reorganization takes place as to some but not all Acquired Funds, the Board of Trustees may determine that it would be in the best interest of any remaining Acquired Fund and its shareholders to liquidate the Acquired Fund. Any such liquidation would be a taxable transaction for shareholders of the Acquired Fund.

Q: WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM OR A FAVORABLE VOTE ON A
   FUND COMBINATION OR PROPOSED ADVISORY OR SUB-ADVISORY AGREEMENT BY THE SCHEDULED DATE OF THE SHAREHOLDER MEETING?

A: If a quorum or a favorable vote is not obtained for a particular fund combination or other proposal, the meeting with respect to the affected Acquired Fund may be postponed or adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials so that the meeting is not delayed.

Q: HOW CAN I VOTE?

A: You can vote in any one of four ways:

          - Through the Internet, by going to the web site listed on your proxy card;

          - By telephone, with a toll-free call to the number listed on your proxy card;

          - By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

          - In person, by attending the special meeting.

     We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the Proxy Statement/Prospectus carefully before you vote.

     You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your fund as explained in the Proxy Statement/Prospectus; (2) forwarding a later-dated proxy so that your fund receives it at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help ensure that an adequate number of shares are present for the special meeting.

Q: HOW DO I SIGN THE PROXY BALLOT?

A: Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy ballot.

   Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name that appears in the account registration shown on the proxy ballot.

   All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "John A. Doe, Trustee."

Q: WHOM SHOULD I CALL IF I NEED ADDITIONAL INFORMATION?

A: If you need any assistance or have any questions concerning the Reorganization, the proposed advisory or sub-advisory agreements or how to vote your shares, please call WM Funds at 800-222-5852. Please note that you may be contacted by Computershare Fund Services, a professional proxy soliciting firm that the WM Funds have retained to assist in soliciting proxies.

 THIS MATERIAL IS FOR BACK-OFFICE FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE
             DISTRIBUTED TO PRODUCING REPS OR MEMBERS OF THE PUBLIC.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

PROXY                                                                   PROXY

    WM TRUST I, WM TRUST II AND WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                            (THE "WM GROUP OF FUNDS")
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 15, 2006

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints William G. Papesh and John T. West, and each of them separately, proxies with full power of substitution to each, a d hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund, a series of the WM Group of Funds, on December 15, 2006 at 10:00 a.m. Pacific Time (the "Meeting"), and any adjournment(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH PROPOSAL.


                    VOTE  VIA  THE  TELEPHONE:1-866-241-6192
                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com 999 9999 9999 999

                    Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                    Signature of Shareholder(s) (if held jointly)


                    Title(s), if applicable

                    ______________________________________________________,2006
                    Date


FUNDS                   FUNDS                      FUNDS
Fundname Drop In 1      Fundname Drop In 2         Fundname Drop In 3
Fundname Drop In 4      Fundname Drop In 5         Fundname Drop In 6
Fundname Drop In 7      Fundname Drop In 8         Fundname Drop In 9
Fundname Drop In 10     Fundname Drop In 11        Fundname Drop In 12
Fundname Drop In 13     Fundname Drop In 14        Fundname Drop In 15
Fundname Drop In 16     Fundname Drop In 17        Fundname Drop In 18
Fundname Drop In 19     Fundname Drop In 20        Fundname Drop In 21
Fundname Drop In 22


In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof.
The Trustees recommend a vote FOR each Proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Equity Income Income Fund (the "Acquired Fund") into the PIF Equity Income Fund I (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

2. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Growth & Income Fund (the "Acquired Fund") into the PIF Disciplined LargeCap Blend Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve the Agreement and Plan of Reorganization providing for the combination of the WM High Yield Fund (the "Acquired Fund") into the PIF High Yield Fund II (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Income Fund (the "Acquired Fund") into the PIF Income Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Mid Cap Stock Fund (the "Acquired Fund") into the PIF MidCap Stock Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Money Market Fund (the "Acquired Fund") into the PIF Money Market Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. To approve the Agreement and Plan of Reorganization providing for the combination of the WM REIT Fund (the "Acquired Fund") into the PIF Real Estate Securities Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Small Cap Value Fund (the "Acquired Fund") into the PIF SmallCap Value Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Tax-Exempt Bond Fund (the "Acquired Fund") into the PIF Tax-Exempt Bond Fund I (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10. To approve the Agreement and Plan of Reorganization providing for the combination of the WM U.S. Government Securities Fund (the "Acquired Fund") into the PIF Mortgage Securities Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. To approve the Agreement and Plan of Reorganization providing for the combination of the WM West Coast Equity Fund (the "Acquired Fund") into the PIF West Coast Equity Fund (the "Acquiring Fund").
                          FOR [ ] AGAINST [ ] ABSTAIN [ ]

12. To approve the Agreement and Plan of Reorganization providing for the combination of the WM California Insured Intermediate Municipal Fund (the "Acquired Fund") into the PIF California Insured Intermediate
     Municipal Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

13. To approve the Agreement and Plan of Reorganization providing for the combination of the WM California Municipal Fund (the "Acquired Fund") into the PIF California Municipal Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

14. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Growth Fund (the "Acquired Fund") into the PIF LargeCap Growth Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

15. To approve the Agreement and Plan of Reorganization providing for the combination of the WM International Growth Fund (the "Acquired Fund") into the PIF Diversified International Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

16. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Short Term Income Fund (the "Acquired Fund") into the PIF Short-Term Income Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

17. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Small Cap Growth Fund (the "Acquired Fund") into the PIF SmallCap Growth Fund (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

18. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Balanced Portfolio (the "Acquired Fund") into the PIF SAM Balanced Portfolio (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

19. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Conservative Balanced Portfolio (the "Acquired Fund") into the PIF SAM Conservative Balanced Portfolio (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

20. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Conservative Growth Portfolio (the "Acquired Fund") into the PIF SAM Conservative Growth Portfolio (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

21. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Flexible Income Portfolio (the "Acquired Fund") into the PIF SAM Flexible Income Portfolio (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

22. To approve the Agreement and Plan of Reorganization providing for the combination of the WM Strategic Growth Portfolio (the "Acquired Fun") into the PIF SAM Strategic Growth Portfolio (the "Acquiring Fund").
                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

23.  Approval of Proposed Advisory Agreement with WMA.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]       Fundname Drop In 2  [ ]    [ ]      [ ]  Fundname Drop In 3    [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]       Fundname Drop In 5  [ ]    [ ]      [ ]  Fundname Drop In 6    [ ]    [ ]      [ ]
Fundname Drop In 7   [ ]    [ ]      [ ]       Fundname Drop In 8  [ ]    [ ]      [ ]  Fundname Drop In 9    [ ]    [ ]      [ ]
Fundname Drop In 10  [ ]    [ ]      [ ]       Fundname Drop In 11 [ ]    [ ]      [ ]  Fundname Drop In 12   [ ]    [ ]      [ ]
Fundname Drop In 13  [ ]    [ ]      [ ]       Fundname Drop In 14 [ ]    [ ]      [ ]  Fundname Drop In 15   [ ]    [ ]      [ ]
Fundname Drop In 16  [ ]    [ ]      [ ]       Fundname Drop In 17 [ ]    [ ]      [ ]  Fundname Drop In 18   [ ]    [ ]      [ ]
Fundname Drop In 19  [ ]    [ ]      [ ]       Fundname Drop In 20 [ ]    [ ]      [ ]  Fundname Drop In 21   [ ]    [ ]      [ ]
Fundname Drop In 22  [ ]    [ ]      [ ]


24.a.  Approval of Proposed Sub-Advisory Agreement with Van Kampen.

                     FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]       Fundname Drop In 2  [ ]    [ ]      [ ]  Fundname Drop In 3    [ ]    [ ]      [ ]


24.b.  Approval of Proposed Sub-Advisory Agreement with Janus.

                     FOR  AGAINST  ABSTAIN

Fundname Drop In 1   [ ]    [ ]      [ ]

24.c.  Approval of Proposed Sub-Advisory Agreement with ClearBridge.

                     FOR  AGAINST  ABSTAIN

Fundname Drop In 1   [ ]    [ ]      [ ]


24.d.  Approval of Proposed Sub-Advisory Agreement with Oppenheimer.

                     FOR  AGAINST  ABSTAIN

Fundname Drop In 1   [ ]    [ ]      [ ]


24.e.  Approval of Proposed Sub-Advisory Agreement with CGTC.

                            FOR    AGAINST  ABSTAIN

Fundname Drop In 1


24.f.  Approval of Proposed Sub-Advisory Agreement with StateplaceDelaware.

                     FOR  AGAINST  ABSTAIN

Fundname Drop In 1   [ ]    [ ]      [ ]


24.g.  Approval of Proposed Sub-Advisory Agreement with Oberweis.

                     FOR  AGAINST  ABSTAIN

Fundname Drop In 1   [ ]    [ ]      [ ]


                                   VOTE TODAY.
               PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                 IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT A WM
                GROUP OF FUNDS REPRESENTATIVE AT 1-800-222-5852.

                                     PART B


                            INFORMATION REQUIRED IN
                     A STATEMENT OF ADDITIONAL INFORMATION

                         PRINCIPAL INVESTORS FUND, INC.
                                680 8[th] Street
                          Des Moines, Iowa 50392-0200


                      STATEMENT OF ADDITIONAL INFORMATION


                            Dated:  October 31, 2006


      This Statement of Additional Information is available to the shareholders of the "Acquired Funds" listed below, each of which is a separate series of, as indicated, WM Trust I, WM Trust II or WM Strategic Asset Management ("SAM") Portfolios, LLC, collectively known as the WM Group of Funds (the "WM Funds"), in connection with the proposed Reorganization providing for the combination of each Acquired Fund into the corresponding "Acquiring Fund" listed below, each of which is a separate series of Principal Investors Fund, Inc. ("PIF").

WM ACQUIRED FUNDS                              PIF ACQUIRING FUNDS
WM Trust I:
Equity Income Fund                             Equity Income Fund I
Growth & Income Fund                           Disciplined LargeCap Blend Fund
High Yield Fund                                High Yield Fund II
Income Fund                                    Income Fund
Mid Cap Stock Fund                             MidCap Stock Fund
Money Market Fund                              Money Market Fund
REIT Fund                                      Real Estate Securities Fund
Small Cap Value Fund                           SmallCap Value Fund
Tax Exempt Bond Fund                           Tax-Exempt Bond Fund I
U.S. Government Securities Fund                Mortgage Securities Fund
West Coast Equity Fund                         West Coast Equity Fund

WM Trust II:
California Insured Intermediate Municipal      California Insured Intermediate Municipal
  Fund                                           Fund
California Municipal Fund                      California Municipal Fund
Growth Fund                                    LargeCap Growth Fund
International Growth Fund                      Diversified International Fund
Short Term Income Fund                         Short Term Income Fund
Small Cap Growth Fund                          SmallCap Growth Fund

WM SAM Portfolios, LLC:
Balanced Portfolio                             SAM Balanced Portfolio
Conservative Balanced Portfolio                SAM Conservative Balanced Portfolio
Conservative Growth Portfolio                  SAM Conservative Growth Portfolio
Flexible Income Portfolio                      SAM Flexible Income Portfolio
Strategic Growth Portfolio                     SAM Strategic Growth Portfolio



      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October 31, 2006, relating to the Joint Special Meeting of Shareholders of the WM Funds to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.




                      DOCUMENTS INCORPORATED BY REFERENCE

      This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission ("SEC"):

(1) The financial statements of PIF included in its Annual Report to Shareholders for the fiscal year ended October 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed with the SEC on Form N-CSR on December 21, 2005, insofar as such financial statements relate to the Acquiring Funds; and the unaudited financial statements of PIF included in its Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, as filed with the SEC on Form N-CSRS on June 28, 2006.

(2) The financial statements of the WM Funds included in its Annual Report to Shareholders for the fiscal year ended October 31, 2005, which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as filed with the SEC on Form N-CSR on January 6, 2006; and the unaudited financial statements of the WM Funds included in its Semi-Annual Report to Shareholders for the six-month period ended April 30, 2006, as filed with the SEC on Form N-CSRS on June 29, 2006.

      The PIF Annual and Semi-Annual Reports referred to above are available upon request and without charge by calling 1-800-247-4123. The WM Funds Annual and Semi-Annual Reports referred to above are available upon request and without charge by calling 1-800-222-5852.

                               TABLE OF CONTENTS



Pro Forma Financial Statements...............................................

Fund History....................................................................

Description of the Fund's Investments and Risks.................................

Management......................................................................

Control Persons and Principal Holders of Securities.............................

Investment Advisory and Other Services..........................................

Multiple Class Structure........................................................

Brokerage Allocation and Other Practices........................................

Purchase and Redemption of Shares...............................................

Pricing of Shares...............................................................

Taxation of the Funds...........................................................

Calculation of Performance Data.................................................

Portfolio Holdings Disclosure...................................................

General Information.............................................................

Financial Statements............................................................

Disclosure Regarding Portfolio Managers.........................................

Appendix A - Description of Bond Ratings........................................

Appendix B - Proxy Voting Policies..............................................

Appendix C - Portfolio Manager Information......................................




PRO FORMA FINCIAL STATEMENTS

Pro Forma Financial Statements* consisting of (i) Statement of Assets and
Liabilities, (ii) Statement of
Operations; (iii) Schedule of Portfolio Investments and (iv) Notes to Pro Forma
Financial Statements (see below),
for each of the following combinations of an Acquired Fund into an Acquiring
Fund:

--WM Equity Income Fund and PIF Equity Income Fund into PIF Equity Income Fund I
--WM Growth & Income Fund into PIF Disciplined LargeCap Blend Fund
--WM Money Market Fund into PIF Money Market Fund
--WM REIT Fund into PIF Real Estate Securities Fund
--WM Small Cap Value Fund into PIF SmallCap Value Fund
--WM Tax Exempt Bond Fund and PIF Tax-Exempt Bond Fund into PIF Tax-Exempt
  Bond Fund I
--WM Growth Fund into PIF LargeCap Growth Fund
--WM International Growth Fund into PIF Diversified International Fund
--WM Small Cap Growth Fund into PIF SmallCap Growth Fund

*Explanatory Note to Pro Forma Financial Statements

      In the Reorganization, the WM California Insured Intermediate Municipal
Fund, WM California Municipal Fund, WM High Yield Fund, WM Income Fund, WM Mid
Cap Stock Fund, WM SAM Balanced Portfolio, WM SAM Conservative Balanced
Portfolio, WM SAM Conservative Growth Portfolio, WM SAM Flexible Income
Portfolio, WM SAM Strategic Growth Portfolio, WM Short Term Income Fund, WM U.S.
Government Securities Fund, and WM West Coast Equity Fund will be combined into, respectively, the PIF California Insured Intermediate Municipal Fund, PIF
California Municipal Fund, PIF High Yield Fund II, PIF Income Fund, PIF MidCap
Stock Fund, PIF SAM Balanced Portfolio, PIF SAM Conservative Balanced Portfolio,
PIF SAM Conservative Growth Portfolio, PIF SAM Flexible Income Portfolio, PIF
SAM Strategic Growth Portfolio, PIF Short-Term Income Fund, PIF Mortgage
Securities Fund, and PIF West Coast Equity Fund, each of which PIF funds currently has no assets or liabilities. Pro forma combining financial statements are not included because the only significant pro forma financial statement impact relates to the fees and expenses of the funds, which are summarized in the proposals with respect to the fund combinations in the Prospectus/Proxy statement. Shareholders of these WM Funds should review those proposals to compare the fees and expenses of the newly created PIF Acquiring Fund with those of their corresponding WM Acquired Fund.






                                                                                    Statements of Assets and Liabilities
                                                                                         April 30, 2006 (unaudited)
                                                                                               (in thousands)
                                     -----------------------------------------------------------------------------------------------
                                                                                                                         Combined
                                                 WM Equity         PIF Equity          PIF Equity     Pro Forma        PIF Equity
                                               Income Fund        Income Fund       Income Fund I   Adjustments       Income Fund I
                                     ----------------------     --------------      -------------- ----------    -------------------
Investment in securities--at cost            $   3,082,440        $   112,400           $       -     $    -        $   3,194,840
                                     ======================     ==============      ============== ==========    =================
Assets
                                                                                                                                $
Investment in securities--at value           $   3,657,330  (a)   $   122,497  (a)      $       -     $    -            3,779,827(a)

Cash                                                     1                109                   -          -                  110
Receivables:

   Capital Shares sold                              17,577                 37                   -          -               17,614

   Dividends and interest                            6,141                372                   -          -                6,513


   Investment securities sold                       52,082              1,388                   -          -               53,470

Other assets                                             -                  2                   -          -                    2


Prepaid expenses                                        48                  2                   -          -                   50
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Assets
                                                 3,733,179            124,407                   -          -            3,857,586
Liabilities
Accrued management and investment
advisory fees                                        1,415                 11                   -          -                1,426

Accrued distribution fees                              647                  6                   -          -                  653
Accrued transfer and
administrative fees                                     99                 31                   -          -                  130

Accrued other expenses                                 445                  -                   -          -                  445
Payables:


   Capital Shares reacquired                         2,469                 64                   -          -                2,533

   Indebtedness                                          -                100                   -          -                  100

   Investment securities purchased                  58,477              1,023                   -          -               59,500
Collateral obligation on
securities loaned, at value                        200,715             13,299                   -          -              214,014
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Liabilities
                                                   264,267             14,534                   -          -              278,801
                                     ----------------------     --------------      -------------- ----------    -----------------
Net Assets Applicable to
Outstanding Shares                           $   3,468,912        $   109,873           $       -     $    -        $   3,578,785
                                     ======================     ==============      ============== ==========    =================

Net Assets Consist of:
Capital Shares and additional
paid-in-capital                              $   2,803,338        $   111,579           $       -  $       -        $   2,914,917
Accumulated undistributed
(overdistributed) net investment
income (operating loss)                              3,276                236                   -          -                3,512
Accumulated undistributed
(overdistributed) net realized
gain (loss)                                         87,408           (12,047)                   -          -               75,361
Net unrealized appreciation
(depreciation) of investments                      574,890             10,097                   -          -              584,987
Net unrealized appreciation
(depreciation) on translation
     of assets and liabilities in
foreign currencies                                       -                  8                   -          -                    8
                                     ----------------------     --------------      -------------- ----------    -----------------
Total Net Assets                             $   3,468,912        $   109,873           $       -     $    -        $   3,578,785
                                     ======================     ==============      ============== ==========    =================

Capital Stock (par value: $.01 a
share):

Shares authorized                                        -            100,000             650,000          -              650,000
Net Asset Value Per Share:

Class A: Net Assets                          $   1,270,674        $    96,515           $       -     $    -        $   1,367,189(e)

Shares issued and outstanding                       59,158              7,788                   -    (3,295)  (f)          63,651(e)
Net asset value per share                      $     21.48         $    12.39                                       $       21.48

Maximum offering price per share               $     22.73   (c)   $    13.15   (d)                                   $     22.73(c)
                                     ======================     ==============      ============== ==========    =================

Class B: Net Assets                           $    293,220        $    13,358           $       -     $    -         $    306,578

Shares issued and outstanding                       13,752              1,083                   -      (456)  (f)          14,379
Net asset value per share (b)                  $     21.32         $    12.34                                         $     21.32
                                     ======================     ==============      ============== ==========    =================

                                                         $
Class C: Net Assets                                203,788                N/A           $       -     $    -         $    203,788


Shares issued and outstanding                        9,631                                      -          -                9,631
Net asset value per share (b)                  $     21.16                                                            $     21.16
                                     ======================     ==============      ============== ==========    =================

Institutional (Class I): Net Assets          $   1,700,951                N/A           $       -     $    -        $   1,700,951

Shares issued and outstanding                       79,175                                                 -               79,175
Net asset value per share                      $     21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================


R-1: Net Assets                                 $      279                N/A           $       -     $    -                  279(e)

Shares issued and outstanding                           13                                      -          -                   13(e)
                                                         $
Net asset value per share                            21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================

R-2: Net Assets                                  $       -                N/A           $       -     $    -          $         -

Shares issued and outstanding                            -                                      -          -                    -
Net asset value per share                      $     21.48                                                            $     21.48
                                     ======================     ==============      ============== ==========    =================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e) Class A shares of WM Equity  Income  Fund will  acquire  the net  assets of
    Class R-1 and Class R-2 shares prior to the Reorganization.
(f) Reflects new shares issued, net of retired shares of PIF Equity Income Fund.


    The accompanying notes are an integral part of the financial statements.

                                                                       Statement of Assets and Liabilities
                                                                        April 30, 2006 (unaudited)
                                                                              (in thousands)
                                              ----------------------------------------------------------------------------------
                                                                                                           Combined
                                                 WM Growth &        PIF Disciplined         Pro Forma   PIF Disciplined
                                                 Income Fund    LargeCap Blend Fund       Adjustments    LargeCap Blend
                                              ---------------  ---------------------    --------------  ----------------
Investment in securities--at cost             $    1,896,746       $      932,858            $    -        $  2,829,604
                                              ===============  ===================      ============    ================
Assets

Investment in securities--at value            $    2,484,712(a)   $     1,000,680(a)         $    -        $  3,485,392(a)

Cash                                                       -                  183                 -                 183
Receivables:

   Capital Shares sold                                 1,847                2,484                 -               4,331

   Dividends and interest                              2,626                  778                 -               3,404

   Investment securities sold                         17,744                    -                 -              17,744

Other assets                                               -                    5                 -                   5

Prepaid expenses                                          39                    3                 -                  42
                                              ---------------  -------------------      ------------    ----------------
Total Assets
                                                   2,506,968            1,004,133                 -           3,511,101
Liabilities

Accrued management and investment
  advisory fees                                          978                   88                 -               1,066

Accrued distribution fees                                184                    6                 -                 190

Accrued transfer and administrative fees                  48                   36                 -                  84

Accrued other expenses                                   339                    -                 -                 339
Payables:

   Capital Shares reacquired                             610                   12                 -                 622

   Investment securities purchased                     3,303               36,140                 -              39,443

Collateral obligation on securities
  loaned, at value                                   150,151               63,272                 -             213,423
                                              ---------------  -------------------      ------------    ----------------
Total Liabilities
                                                     155,613               99,554                 -             255,167
                                              ---------------  -------------------      ------------    ----------------
                                                                                $
Net Assets Applicable to Outstanding Shares   $    2,351,355              904,579            $    -        $  3,255,934
                                              ===============  ===================      ============    ================

Net Assets Consist of:
Capital Shares and additional paid-in-capital $    1,791,687      $       816,152            $    -        $  2,607,839

Accumulated undistributed (overdistributed)
  net investment income (operating loss)               9,696                2,915                 -              12,611

Accumulated undistributed (overdistributed)
  net realized gain (loss)                          (37,994)               17,670                 -            (20,324)

Net unrealized appreciation (depreciation)
  of investments                                     587,966               67,842                 -             655,808
                                              ---------------  -------------------      ------------    ----------------
Total Net Assets                              $    2,351,355       $      904,579            $    -        $  3,255,934
                                              ===============  ===================      ============    ================

Capital Stock (par value: $.01 a share):

Shares authorized                                          -              380,000                 -             380,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                           N/A         $        940            $    -           $     940

Shares issued and outstanding                                                  62                 -                  62
Net asset value per share                                          $       15.28                           $    15.28
                                              ===============  ===================      ============    ================

                                                                                                                      $
Advisors Select: Net Assets                              N/A        $       1,615            $    -               1,615

Shares issued and outstanding                                                 106                 -                 106
Net asset value per share                                       $          15.23                            $    15.23
                                              ===============  ===================      ============    ================

Advisors Signature: Net Assets                           N/A         $        224            $    -           $     224

Shares issued and outstanding                                                  15                 -                  15
Net asset value per share                                           $       15.31                       $        15.31
                                              ===============  ===================      ============    ================

Class A: Net Assets                            $     590,185        $      94,733            $    -         $   684,918

Shares issued and outstanding                         22,382                6,153            15,942  (e)         44,477
Net asset value per share                       $      26.37        $       15.40                                 15.40

Maximum offering price per share                $      27.90(c)     $       16.34  (d)                       $    16.30   (c)
                                              ===============  ===================      ============    ================

                                                           $
Class B: Net Assets                                   74,592        $      13,987            $    -         $    88,579

Shares issued and outstanding                          2,930                  911             1,929  (e)          5,770
Net asset value per share (b)                   $      25.46        $       15.35                            $    15.35
                                              ===============  ===================      ============    ================


Class C: Net Assets                             $      2,271                  N/A                 -          $    2,271

Shares issued and outstanding                             91                                     57  (e)            148
Net asset value per share (b)                   $      25.07                                               $    15.38
                                              ===============  ===================      ============    ================

Institutional (Class I): Net Assets           $    1,684,307   $          787,646            $    -        $  2,471,953

Shares issued and outstanding                         63,686               51,210            45,827  (e)        160,723
Net asset value per share                       $      26.45        $       15.38                            $    15.38
                                              ===============  ===================      ============    ================

Preferred: Net Assets                                    N/A         $        664            $    -           $     664

Shares issued and outstanding                                                  43                 -                  43
Net asset value per share                                           $       15.34                            $    15.34
                                              ===============  ===================      ============    ================

R-1: Net Assets                                    $       -                  N/A            $    -                   -

Shares issued and outstanding                              -                                      -                   -
Net asset value per share                       $      26.37
                                              ===============  ===================      ============    ================

R-2: Net Assets                                    $       -                  N/A            $    -          $        -

Shares issued and outstanding                              -                                      -                   -
Net asset value per share                       $      26.37
                                              ===============  ===================      ============    ================

                                                                                                                      $
Select: Net Assets                                       N/A        $       4,770            $    -               4,770

Shares issued and outstanding                                                 311                 -                 311
Net asset value per share                                      $            15.32                            $    15.32
                                              ===============  ===================      ============    ================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e) Reflects new shares issued, net of retired shares of WM Growth & Income Fund.


    The accompanying notes are an integral part of the financial statements.

                                                                     Statements of Assets and Liabilities
                                                                          April 30, 2006 (unaudited)
                                                                                (in thousands)
                                                ------------------------------------------------------------------------------
                                                           WM Money      PIF Money         Pro Forma       Combined PIF Money
                                                        Market Fund    Market Fund       Adjustments              Market Fund
                                                -------------------- -------------- ----------------- ------------------------
Investment in securities--at cost                     $     903,774      $ 605,260             $   -             $  1,509,034
                                                ==================== ============== ================= ========================
Assets
Investment in securities--at value                    $     903,774      $ 605,260             $   -             $  1,509,034

Cash                                                             50              7                 -                       57
Receivables:

   Capital Shares sold                                        8,605          4,121                 -                   12,726

   Dividends and interest                                     5,288            171                 -                    5,459

   Investment securities sold                                15,318              -                 -                   15,318

   Expense reimbursement from Manager                             -              1                 -                        1

Prepaid expenses and other assets                                12             26                 -                       38
                                                -------------------- -------------- ----------------- ------------------------
Total Assets                                                                                       -                1,542,633
                                                            933,047        609,586
Liabilities
Accrued management and investment advisory
fees                                                            333             39                 -                      372

Accrued administrative service fees                               -              1                 -                        1

Accrued distribution fees                                        30              8                 -                       38

Accrued service fees                                              -              2                 -                        2

Accrued transfer and administrative fees                         22            197                 -                      219


Accrued other expenses                                          493              1                 -                      494
Payables:

   Capital Shares reacquired                                  6,022            282                 -                    6,304


   Investment securities purchased                                -          3,000                 -                    3,000

   Dividends payable                                             36              -                 -                       36
                                                -------------------- -------------- ----------------- ------------------------
Total Liabilities                                                                                  -                   10,466
                                                              6,936          3,530
                                                -------------------- -------------- ----------------- ------------------------
Net Assets Applicable to Outstanding Shares           $     926,111      $ 606,056             $   -             $  1,532,167
                                                ==================== ============== ================= ========================

Net Assets Consist of:
Capital Shares and additional paid-in-capital         $     926,156      $ 606,056             $   -             $  1,532,212
Accumulated undistributed (overdistributed)
net investment income (operating loss)                            -              -                 -                        -
Accumulated undistributed (overdistributed)
net realized gain (loss)                                       (45)              -                 -                     (45)
Net unrealized appreciation (depreciation) of
investments                                                       -              -                 -                        -
                                                -------------------- -------------- ----------------- ------------------------
Total Net Assets                                      $     926,111      $ 606,056             $   -             $  1,532,167
                                                ==================== ============== ================= ========================

Capital Stock (par value: $.01 a share):

Shares authorized                                                 -      2,915,000                 -                2,915,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                                  N/A      $  10,592             $   -              $    10,592

Shares issued and outstanding                                               10,592                 -                   10,592
Net asset value per share                                                 $   1.00                             $         1.00
                                                ==================== ============== ================= ========================

Advisors Select: Net Assets                                     N/A      $  14,833             $   -              $    14,833

Shares issued and outstanding                                               14,833                 -                   14,833
Net asset value per share                                                 $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Advisors Signature: Net Assets                                  N/A       $  1,695             $   -               $    1,695

Shares issued and outstanding                                                1,695                 -                    1,695
Net asset value per share                                                 $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Class A: Net Assets                                   $     746,143      $ 374,986             $   -             $  1,121,129

Shares issued and outstanding                               746,160        374,986                 -                1,121,146
Net asset value per share                               $      1.00       $   1.00                                 $     1.00
Maximum offering price per share                        $      1.00       $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Class B: Net Assets                                    $     31,323       $  2,474             $   -              $    33,797

Shares issued and outstanding                                31,319          2,474                 -                   33,793
Net asset value per share (a)                           $      1.00       $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Class C: Net Assets                                    $      4,456            N/A                 -          $         4,456

Shares issued and outstanding                                 4,456                                -                    4,456
Net asset value per share (a)                           $      1.00                                                $     1.00
                                                ==================== ============== ================= ========================

Class J: Net Assets                                             N/A      $ 140,865             $   -              $   140,865

Shares issued and outstanding                                              140,865                 -                  140,865
Net asset value per share (a)                                             $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Institutional (Class I): Net Assets                   $     144,189      $  26,071             $   -              $   170,260

Shares issued and outstanding                               144,206         26,071                 -                  170,277
Net asset value per share                               $      1.00       $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

Preferred: Net Assets                                           N/A      $  30,351             $   -              $    30,351

Shares issued and outstanding                                               30,351                 -                   30,351
Net asset value per share                                                 $   1.00                                 $     1.00
                                                ==================== ============== ================= ========================

R-1: Net Assets                                           $       -            N/A             $   -                 $      -

Shares issued and outstanding                                     -                                -                        -
Net asset value per share                               $      1.00
                                                ==================== ============== ================= ========================

                                                                  $

R-2: Net Assets                                                   -            N/A             $   -                 $      -

Shares issued and outstanding                                     -                                -                        -
Net asset value per share                               $      1.00
                                                ==================== ============== ================= ========================

Select: Net Assets                                              N/A       $  4,189             $   -               $    4,189

Shares issued and outstanding                                                4,189                 -                    4,189
Net asset value per share                                              $      1.00                                 $     1.00
                                                ==================== ============== ================= ========================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


    The accompanying notes are an integral part of the financial statements.

                                                                                 Statements of Assets and Liabilities
                                                                                      April 30, 2006 (unaudited)
                                                                                            (in thousands)
                                                    ----------------------------------------------------------------------------
                                                                                                                    Combined
                                                                        PIF Real Estate           Pro Forma      PIF Real Estate
                                                    WM REIT Fund        Securities Fund         Adjustments      Securities Fund
                                                    -------------      ---------------       -------------    -----------------
Investment in securities--at cost                    $   356,052          $   914,257              $    -       $    1,270,309
                                                    =============      ===============       =============    =================
Assets

Investment in securities--at value                   $   504,310  (a)    $  1,184,358  (a)         $    -       $    1,688,668(a)

Cash                                                           -                   49                   -                   49
Receivables:

   Capital Shares sold                                       402                1,846                   -                2,248

   Dividends and interest                                    761                  211                   -                  972

   Investment securities sold                              1,059                6,575                   -                7,634

Prepaid expenses                                               7                    -                   -                    7
                                                    -------------      ---------------       -------------    -----------------
Total Assets                                                                1,193,039                                1,699,578
                                                         506,539                                        -
Liabilities

Accrued management and investment advisory fees              299                  140                   -                  439

Accrued administrative service fees                            -                    4                   -                    4

Accrued distribution fees                                     18                   25                   -                   43

Accrued service fees                                           -                    4                   -                    4

Accrued transfer and administrative fees                       6                   83                   -                   89

Accrued other expenses                                        56                   20                   -                   76
Payables:

   Capital Shares reacquired                                  43                   66                   -                  109

   Investment securities purchased                         4,907                9,411                   -               14,318
Collateral obligation on securities loaned, at
value                                                     43,913              164,502                   -              208,415
                                                    -------------      ---------------       -------------    -----------------
Total Liabilities                                                                                                      223,497
                                                          49,242              174,255                   -
                                                    -------------      ---------------       -------------    -----------------
Net Assets Applicable to Outstanding Shares          $   457,297         $  1,018,784              $    -       $    1,476,081
                                                    =============      ===============       =============    =================

Net Assets Consist of:
Capital Shares and additional paid-in-capital        $   281,801          $   707,686              $    -        $     989,487
Accumulated undistributed (overdistributed) net
investment income (operating loss)                         (886)              (1,052)                   -              (1,938)
Accumulated undistributed (overdistributed) net
realized gain (loss)                                      28,124               42,049                   -               70,173
Net unrealized appreciation (depreciation) of
investments                                              148,258              270,101                   -              418,359
                                                    -------------      ---------------       -------------    -----------------
Total Net Assets                                     $   457,297         $  1,018,784             $     -       $    1,476,081
                                                    =============      ===============       =============    =================

Capital Stock (par value: $.01 a share):

Shares authorized                                              -              405,000                   -              405,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                               N/A          $    42,393              $    -         $     42,393

Shares issued and outstanding                                                   1,822                   -                1,822
Net asset value per share                                                  $    23.27                             $      23.27
                                                    =============      ===============       =============    =================

Advisors Select: Net Assets                                  N/A          $    26,618              $    -               26,618

Shares issued and outstanding                                                   1,155                   -                1,155
Net asset value per share                                                  $    23.04                             $      23.04
                                                    =============      ===============       =============    =================

Advisors Signature: Net Assets                               N/A           $    1,747              $    -         $      1,747

Shares issued and outstanding                                                      75                   -                   75
Net asset value per share                                                  $    23.44                             $      23.44
                                                    =============      ===============       =============    =================

Class A: Net Assets                                  $    25,007          $   100,127              $    -        $     125,134

Shares issued and outstanding                              1,312                4,258               (248)  (e)           5,322
Net asset value per share                             $    19.06           $    23.51                             $      23.51

Maximum offering price per share                      $    20.17  (c)      $    24.94  (d)                        $      24.88(c)
                                                    =============      ===============       =============    =================

Class B: Net Assets                                  $    10,584          $    25,754            $      -         $     36,338

Shares issued and outstanding                                557                1,096               (107)  (e)           1,546
                                                                                    $
Net asset value per share (b)                         $    19.00                23.50                             $      23.50
                                                    =============      ===============       =============    =================


Class C: Net Assets                                   $    5,763                  N/A                   -         $      5,763

Shares issued and outstanding                                303                                     (58)  (e)             245
Net asset value per share (b)                         $    19.00                                                  $      23.52
                                                    =============      ===============       =============    =================

Class J: Net Assets                                          N/A          $   185,368          $        -        $     185,368

Shares issued and outstanding                                                   7,983                   -                7,983
Net asset value per share (b)                                              $    23.22                             $      23.22
                                                    =============      ===============       =============    =================

Institutional (Class I): Net Assets                  $   415,943          $   547,246              $    -        $     963,189

Shares issued and outstanding                             21,767               23,272             (4,082)  (e)          40,957
Net asset value per share                             $    19.11           $    23.52                             $      23.52
                                                    =============      ===============       =============    =================

Preferred: Net Assets                                        N/A        $      78,674              $    -         $     78,674

Shares issued and outstanding                                                   3,395                   -                3,395
Net asset value per share                                                  $    23.18                             $      23.18
                                                    =============      ===============       =============    =================

R-1: Net Assets                                         $      -                  N/A              $    -           $        -

Shares issued and outstanding                                  -                                        -                    -
Net asset value per share                             $    19.04
                                                    =============      ===============       =============    =================

R-2: Net Assets                                         $      -                  N/A              $    -           $        -

Shares issued and outstanding                                  -                                        -                    -
Net asset value per share                             $    19.04
                                                    =============      ===============       =============    =================

Select: Net Assets                                           N/A          $    10,857              $    -         $     10,857

Shares issued and outstanding                                                     469                   -                  469
Net asset value per share                                                  $    23.16                             $      23.16
                                                    =============      ===============       =============    =================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e) Reflects new shares issued, net of retired shares of WM REIT Fund.

    The accompanying notes are an integral part of the financial statements.

                                                                                Statements of Assets and Liabilities
                                                                                     April 30, 2006 (unaudited)
                                                                                           (in thousands)
                                                   -------------------------------------------------------------------------------
                                                                                                                    Combined
                                                      WM Small Cap        PIF SmallCap         Pro Forma             PIF SmallCap
                                                        Value Fund          Value Fund       Adjustments               Value Fund
                                                   ----------------      --------------      ------------      -------------------
Investment in securities--at cost                      $   331,381         $   185,078            $    -              $   516,459
                                                   ================      ==============      ============      ===================
Assets

Investment in securities--at value                     $   356,706  (a)    $   204,506  (a)       $    -              $   561,212(a)

Cash                                                            36                  22                 -                       58
Receivables:

   Capital Shares sold                                         119                 366                 -                      485

   Dividends and interest                                      957                  92                 -                    1,049

   Expense reimbursement from Manager                            -                   1                 -                        1

   Investment securities sold                                4,848               2,268                 -                    7,116

Prepaid expenses                                                 5                   -                 -                        5
                                                   ----------------      --------------      ------------      -------------------
Total Assets
                                                           362,671             207,255                 -                  569,926
Liabilities

Accrued management and investment advisory fees                217                  21                 -                      238

Accrued administrative service fee                               -                   1                 -                        1


Accrued distribution fees                                        8                   6                 -                       14

Accrued service fees                                             -                   1                 -                        1

Accrued transfer and administrative fees                         3                  18                 -                       21

Accrued other expenses                                          23                   2                 -                       25
Payables:

   Capital Shares reacquired                                    71                   7                 -                       78

   Investment securities purchased                           2,092               1,252                 -                    3,344
Collateral obligation on securities loaned, at
value                                                       49,923              32,298                 -                   82,221
                                                   ----------------      --------------      ------------      -------------------
Total Liabilities
                                                            52,337              33,606                 -                   85,943
                                                   ----------------      --------------      ------------      -------------------
Net Assets Applicable to Outstanding Shares            $   310,334         $   173,649            $    -              $   483,983
                                                   ================      ==============      ============      ===================

Net Assets Consist of:
Capital Shares and additional paid-in-capital          $   252,274         $   145,945            $    -              $   398,219
Accumulated undistributed (overdistributed) net
investment income (operating loss)                           1,660                  51                 -                    1,711
Accumulated undistributed (overdistributed) net
realized gain (loss)                                        31,068               8,225                 -                   39,293
Net unrealized appreciation (depreciation) of
investments                                                 25,332              19,428                 -                   44,760
                                                   ----------------      --------------      ------------      -------------------
Total Net Assets                                       $   310,334         $   173,649            $    -              $   483,983
                                                   ================      ==============      ============      ===================

Capital Stock (par value: $.01 a share):

Shares authorized                                                -             405,000                 -                  405,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                                 N/A          $    7,825            $    -               $    7,825

Shares issued and outstanding                                                      413                 -                      413
Net asset value per share                                                   $    18.94                                 $    18.94
                                                   ================      ==============      ============      ===================

Advisors Select: Net Assets                                    N/A          $    5,462            $    -               $    5,462

Shares issued and outstanding                                                      291                 -                      291
Net asset value per share                                                   $    18.78                                 $    18.78
                                                   ================      ==============      ============      ===================

Advisors Signature: Net Assets                                 N/A           $     820            $    -                $     820


Shares issued and outstanding                                                       44                 -                       44
Net asset value per share                                                   $    18.82                                 $    18.82
                                                   ================      ==============      ============      ===================

Class A: Net Assets                                    $    14,117          $    5,199            $    -               $   19,316

Shares issued and outstanding                                1,152                 275             (406)  (e)               1,021
Net asset value per share                               $    12.25          $    18.93                                 $    18.93

Maximum offering price per share                        $    12.96  (c)     $    20.08  (d)                            $    20.03(c)
                                                   ================      ==============      ============      ===================

Class B: Net Assets                                     $    3,289          $    1,231            $    -               $    4,520

Shares issued and outstanding                                  271                  65              (97)  (e)                 239
Net asset value per share (b)                           $    12.12          $    18.94                                 $    18.94
                                                   ================      ==============      ============      ===================


Class C: Net Assets                                     $    2,592                 N/A                 -               $    2,592

Shares issued and outstanding                                  213                                  (76)  (e)                 137
Net asset value per share (b)                           $    12.14                                                     $    18.98
                                                   ================      ==============      ============      ===================

Class J: Net Assets                                            N/A         $    60,524            $    -               $   60,524

Shares issued and outstanding                                                    3,288                 -                    3,288
Net asset value per share (b)                                               $    18.41                                 $    18.41
                                                   ================      ==============      ============      ===================

Institutional (Class I): Net Assets                    $   290,336         $    76,556            $    -              $   366,892

Shares issued and outstanding                               23,583               4,034           (8,286)  (e)              19,331
Net asset value per share                               $    12.31          $    18.98                                 $    18.98
                                                   ================      ==============      ============      ===================

Preferred: Net Assets                                          N/A         $    13,804            $    -               $   13,804

Shares issued and outstanding                                                      723                 -                      723
Net asset value per share                                                   $    19.10                                 $    19.10
                                                   ================      ==============      ============      ===================

R-1: Net Assets                                     $            -                 N/A            $    -                  $     -

Shares issued and outstanding                                    -                                     -                        -
Net asset value per share                               $    12.25
                                                   ================      ==============      ============      ===================

R-2: Net Assets                                           $      -                 N/A            $    -                  $     -

Shares issued and outstanding                                    -                                     -                        -
Net asset value per share                               $    12.25
                                                   ================      ==============      ============      ===================

Select: Net Assets                                             N/A          $    2,228            $    -               $    2,228

Shares issued and outstanding                                                      117                 -                      117
Net asset value per share                                                   $    19.03                                 $    19.03
                                                   ================      ==============      ============      ===================


(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e)  Reflects  new shares  issued,  net of retired  shares of WM Small Cap Value
     Fund.


    The accompanying notes are an integral part of the financial statements.

                      Statements of Assets and Liabilities
                           April 30, 2006 (unaudited)
                                 (in thousands)
                       -----------------------------------------------------------------------------------------------------
                            WM Tax-Exempt          PIF Tax-Exempt          PIF Tax-Exempt       Pro Forma    Combined
                                                                                                            PIF Tax-Exempt
                                Bond Fund               Bond Fund             Bond Fund I     Adjustments     Bond Fund I
                       -------------------      ------------------      ------------------ ---------------------------------
Investment in                  $186,281          $151,205                $       -          $   -          $337,486
securities--at cost
                              ============      ==================      ================== =========      ==================
Assets
Investment in
securities--at value           $197,097          $151,635                $       -          $(235)  (e)    $348,497

Cash                          945                        810                      -              -              1,755
Receivables:

   Capital Shares sold        772                        399                      -              -              1,171

   Dividends and interest     3,144                   2,189                       -              -              5,333
   Expense reimbursement
from Manager                  -                              3                                                         3
   Investment securities
sold                          -                       6,703                       -              -              6,703

Other assets                  -                              9                    -              -                     9

Prepaid expenses              3                              1                    -              -                     4
                              ------------      ------------------      ------------------ ---------      ------------------
Total Assets                     201,961           161,749                        -           (235)          363,475
Liabilities
Accrued management and
investment advisory fees      82                           13                     -              -                   95

Accrued distribution fees     60                             7                    -              -                   67
Accrued transfer and
administrative fees           6                            13                     -              -                   19

Accrued other expenses        50                           -                      -              -                   50
Payables:

   Capital Shares reacquired  358                          15                     -              -                 373

   Dividends payable          245                        489                      -              -                 734
   Investment securities
purchased                     2,000                   4,941                       -              -              6,941
   Varation margin on
futures contracts             21                           -                      -              -                   21
                              ------------      ------------------      ------------------ ---------      ------------------
Total Liabilities                                     5,478                       -              -              8,300
                              2,822
                              ------------      ------------------      ------------------ ---------      ------------------
Net Assets Applicable to
Outstanding Shares             $199,139          $156,271                $       -          $(235)         $355,175
                              ============      ==================      ================== =========      ==================

Net Assets Consist of:
Capital Shares and
additional paid-in-capital     $187,746          $154,765                $       -          $   -          $342,511
Accumulated undistributed
(overdistributed) net
investment income
(operating loss)              217                        514                      -              -                 731
Accumulated undistributed
(overdistributed) net
realized gain (loss)                 272                 562                      -              -                 834
Net unrealized
appreciation
(depreciation) of
investments                      10,904                  430                      -           (235) (e)        11,099
                            --------------      ------------------      ------------------ ---------      ------------------
Total Net Assets             $199,139            $156,271                $       -          $(235)         $355,175
                            ==============      ==================      ================== =========      ==================

Capital Stock (par
value: $.01 a share):
Shares authorized                 -                100,000               300,000                 -           300,000
Net Asset Value Per
Share:

Class A: Net Assets     $169,423                 $149,074                $       -          $(205)  (e)    $318,292
Shares issued and
outstanding                 22,448                   12,628                       -         7,143   (d)        42,219
Net asset value per
share                   $     7.55               $    11.81                                                $     7.54
Maximum offering
price per share         $     7.91         (a)   $    12.40        (c)                                     $     7.90 (a)
                       ===================      ==================      ================== =========      ==================


Class B: Net Assets     $  26,964                $    7,197              $       -          $  (29) (e)    $  34,132
Shares issued and
outstanding                  3,572                       606                      -            348  (d)         4,526
Net asset value per
share (b)               $     7.55               $    11.88                                                $     7.54
                       ===================      ==================      ================== =========      ==================


Class C: Net Assets     $    2,752               N/A                     $       -          $    (1)(e)    $    2,751
Shares issued and
outstanding                     365                                               -              -                 365
Net asset value per
share (b)               $     7.55                                                                         $     7.54
                       ===================      ==================      ================== =========      ==================

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.50% of the offering price.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price.

(d)  Reflects new shares issued,  net of retired  shares of PIF Tax-Exempt  Bond
     Fund.

(e)  Reflects reduction in net assets due to change in valuation methodology.

      Accompanying notes are an integral part of the financial statements.

                                                                           Statements of Assets and Liabilities
                                                                                 April 30, 2006 (unaudited)
                                                                                       (in thousands)
                                              ------------------------------------------------------------------------------------
                                               WM Growth Fund         PIF LargeCap          Pro Forma       Combined PIF LargeCap
                                                                       Growth Fund        Adjustments            Growth Fund
                                              ----------------       --------------      -------------     -----------------------
Investment in securities--at cost              $    2,248,003           $  770,347             $    -          $      3,018,350
                                              ================       ==============      =============     =====================
Assets

Investment in securities--at value             $    2,507,461  (a)      $  878,145  (a)        $    -          $      3,385,606 (a)

Cash                                                       49                   20                  -                        69
Receivables:

   Capital Shares sold                                  1,489                1,511                  -                     3,000

   Dividends and interest                               1,280                  311                  -                     1,591

   Investment securities sold                           6,226               21,133                  -                    27,359

Other assets                                                -                   12                  -                        12

Prepaid expenses                                           33                    7                  -                        40
                                              ----------------       --------------      -------------     ---------------------
Total Assets                                        2,516,538              901,139
                                                                                                    -                 3,417,677
Liabilities
Accrued management and investment advisory
fees                                                    1,377                   73                  -                     1,450

Accrued administrative service fees                         -                    2                  -                         2

Accrued distribution fees                                 106                   20                  -                       126

Accrued service fees                                        -                    2                  -                         2

Accrued transfer and administrative fees                   54                  132                  -                       186

Accrued other expenses                                    424                    -                  -                       424
Payables:

   Capital Shares reacquired                              554                   53                  -                       607

   Investment securities purchased                      5,340               12,656                  -                    17,996
Collateral obligation on securities loaned,
at value                                              129,442               67,241                  -                   196,683
                                              ----------------       --------------      -------------     ---------------------
Total Liabilities                                     137,297               80,179
                                                                                                    -                   217,476
                                              ----------------       --------------      -------------     ---------------------
Net Assets Applicable to Outstanding Shares    $    2,379,241           $  820,960             $    -          $      3,200,201
                                              ================       ==============      =============     =====================

Net Assets Consist of:
Capital Shares and additional paid-in-capital  $    2,425,437           $  857,261             $    -          $      3,282,698
Accumulated undistributed (overdistributed)
net investment income (operating loss)                  1,990                  727                  -                     2,717
Accumulated undistributed (overdistributed)
net realized gain (loss)                            (307,648)            (144,826)                  -                 (452,474)
Net unrealized appreciation (depreciation)
of investments                                        259,462              107,798                  -                   367,260
                                              ----------------       --------------      -------------     ---------------------
Total Net Assets                               $    2,379,241           $  820,960             $    -          $      3,200,201
                                              ================       ==============      =============     =====================

Capital Stock (par value: $.01 a share):

Shares authorized                                           -              490,000                  -                   490,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                            N/A           $   27,042             $    -           $        27,042

Shares issued and outstanding                                                3,372                  -                     3,372
Net asset value per share                                                $    8.02                               $         8.02
                                              ================       ==============      =============     =====================

Advisors Select: Net Assets                               N/A            $   8,693             $    -        $            8,693

Shares issued and outstanding                                                1,131                  -                     1,131
Net asset value per share                                                $    7.68                               $         7.68
                                              ================       ==============      =============     =====================

Advisors Signature: Net Assets                            N/A            $   4,067             $    -            $        4,067

Shares issued and outstanding                                                  530                  -                       530
Net asset value per share                                                $    7.68                               $         7.68
                                              ================       ==============      =============     =====================

Class A: Net Assets                             $     143,023           $  290,286             $    -           $       433,309

Shares issued and outstanding                           8,604               37,519              9,874  (e)               55,997
Net asset value per share                               16.62            $    7.74                               $         7.74

Maximum offering price per share                 $      17.59  (c)       $    8.21  (d)                          $         8.19 (c)
                                              ================       ==============      =============     =====================

Class B: Net Assets                              $     88,870           $   33,432             $    -           $       122,302

Shares issued and outstanding                           6,000                4,346              5,557  (e)               15,903
Net asset value per share (b)                    $      14.81            $    7.69                               $         7.69
                                              ================       ==============      =============     =====================


Class C: Net Assets                              $      2,767                  N/A                  -            $        2,767

Shares issued and outstanding                             185                                     172  (e)                  357
Net asset value per share (b)                    $      14.96                                                    $         7.76
                                              ================       ==============      =============     =====================

Class J: Net Assets                                       N/A           $   29,611             $    -           $        29,611

Shares issued and outstanding                                                3,990                  -                     3,990
Net asset value per share (b)                                            $    7.42                               $         7.42
                                              ================       ==============      =============     =====================

Institutional (Class I): Net Assets            $    2,144,581           $  393,337             $    -          $      2,537,918

Shares issued and outstanding                         123,655               50,697            152,709  (e)              327,061
Net asset value per share                        $      17.34            $    7.76                               $         7.76
                                              ================       ==============      =============     =====================

Preferred: Net Assets                                     N/A           $   22,983             $    -           $        22,983

Shares issued and outstanding                                                2,928                  -                     2,928
Net asset value per share                                                $    7.85                               $         7.85
                                              ================       ==============      =============     =====================

R-1: Net Assets                                     $       -                  N/A             $    -              $          -

Shares issued and outstanding                               -                                       -                         -
Net asset value per share                        $      16.62
                                              ================       ==============      =============     =====================

R-2: Net Assets                                  $          -                  N/A             $    -              $          -

Shares issued and outstanding                               -                                       -                         -
Net asset value per share                        $      16.62
                                              ================       ==============      =============     =====================

Select: Net Assets                                        N/A           $   11,509             $    -           $        11,509

Shares issued and outstanding                                                1,447                  -                     1,447
Net asset value per share                                                $    7.95                               $         7.95
                                              ================       ==============      =============     =====================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.

(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.

(e)  Reflects new shares issued, net of retired shares of WM Growth Fund.


    The accompanying notes are an integral part of the financial statements.

                                                                  Statements of Assets and Liabilities
                                                                           April 30, 2006 (unaudited)
                                                                                 (in thousands)
                                                  ----------------------------------------------------------------------------------
                                                                                                                     Combined
                                                   WM International       PIF Diversified         Pro Forma       PIF Diversified
                                                        Growth Fund    International Fund       Adjustments    International Fund
                                                  ------------------     ----------------     -------------      ---------------
Investment in securities--at cost                    $    1,095,632       $      574,760            $    -       $    1,670,392
                                                  ==================     ================     =============      ===============
Foreign currency--at cost                                 $       -         $        483            $    -          $       483
                                                  ==================     ================     =============      ===============
Assets

Investment in securities--at value                   $    1,418,574  (a)  $      734,597  (a)       $    -       $    2,153,171  (a)

Foreign currency--at value                                        -                  483                 -                  483
Receivables:

   Capital Shares sold                                        1,169                1,067                 -                2,236

   Dividends and interest                                     5,509                2,249                 -                7,758

   Foreign currency contracts                                   556                    -                 -                  556

   Investment securities sold                                 2,254                3,710                 -                5,964

Other assets                                                      -                    5                 -                    5

Prepaid expenses                                                 15                    -                 -                   15
                                                  ------------------     ----------------     -------------      ---------------
Total Assets                                              1,428,077
                                                                                 742,111                 -            2,170,188
Liabilities

Accrued management and investment advisory fees               1,792                  107                 -                1,899

Accrued administrative service fees                               -                    2                 -                    2

Accrued distribution fees                                        31                   35                 -                   66

Accrued service fees                                              -                    3                 -                    3

Accrued transfer and administrative fees                         11                  135                 -                  146


Accrued other expenses                                          177                    9                 -                  186

Cash overdraft                                                    -                  133                 -                  133
Payables:

   Capital Shares reacquired                                    120                   81                 -                  201

   Deferred foreign tax                                           -                   67                 -                   67

   Due to custodian                                             467                    -                 -                  467

   Foreign currency contracts                                   551                    -                 -                  551

   Investment securities purchased                            6,243                2,065                 -                8,308

Collateral obligation on securities loaned,
  at value                                                  191,138                9,748                 -              200,886
                                                  ------------------     ----------------     -------------      ---------------
Total Liabilities                                           200,530
                                                                                  12,385                 -              212,915
                                                  ------------------     ----------------     -------------      ---------------
Net Assets Applicable to Outstanding Shares          $    1,227,547       $      729,726            $    -       $    1,957,273
                                                  ==================     ================     =============      ===============

Net Assets Consist of:
Capital Shares and additional paid-in-capital         $     894,560       $      536,673            $    -       $    1,431,233
Accumulated undistributed (overdistributed)
net investment income (operating loss)                      (2,175)                 (74)                 -              (2,249)
Accumulated undistributed (overdistributed)
net realized gain (loss)                                     12,058               33,303                 -               45,361

Net unrealized appreciation (depreciation)
of investments                                              323,104              159,770                 -              482,874


                                                                  -                   54                 -                   54
                                                  ------------------     ----------------     -------------      ---------------
Total Net Assets                                     $    1,227,547       $      729,726            $    -       $    1,957,273
                                                  ==================     ================     =============      ===============

Capital Stock (par value: $.01 a share):

Shares authorized                                                 -              605,000                 -              605,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                                  N/A       $       34,715            $    -        $      34,715

Shares issued and outstanding                                                      2,447                 -                2,447
Net asset value per share                                                 $        14.19                           $      14.19
                                                  ==================     ================     =============      ===============

Advisors Select: Net Assets                                     N/A       $       17,000            $    -        $      17,000

Shares issued and outstanding                                                      1,206                 -                1,206
Net asset value per share                                                 $        14.10                           $      14.10
                                                  ==================     ================     =============      ===============

                                                                                                                              $
Advisors Signature: Net Assets                                  N/A       $        2,279            $    -                2,279

Shares issued and outstanding                                                        161                 -                  161
Net asset value per share                                                 $        14.17                           $      14.17
                                                  ==================     ================     =============      ===============

Class A: Net Assets                                   $     105,830       $      367,162            $    -        $     472,992

Shares issued and outstanding                                 8,203               25,770             (776)   (e)         33,197
Net asset value per share                              $      12.90       $        14.25                           $      14.25

Maximum offering price per share                       $      13.65   (c) $        15.12   (d)                     $      15.08  (c)
                                                  ==================     ================     =============      ===============

Class B: Net Assets                                    $     10,328       $       51,433            $    -        $      61,761

Shares issued and outstanding                                   838                3,618             (112)   (e)          4,344
Net asset value per share (b)                          $      12.33       $        14.22                           $      14.22
                                                  ==================     ================     =============      ===============


Class C: Net Assets                                    $      3,972                  N/A                 -         $      3,972

Shares issued and outstanding                                   327                                   (48)   (e)            279
Net asset value per share (b)                          $      12.16                                                $      14.23
                                                  ==================     ================     =============      ===============

Class J: Net Assets                                             N/A       $      166,678            $    -              166,678

Shares issued and outstanding                                                     11,802                 -               11,802
Net asset value per share (b)                                             $        14.12                           $      14.12
                                                  ==================     ================     =============      ===============

Institutional (Class I): Net Assets                  $    1,107,417       $       44,550            $    -       $    1,151,967

Shares issued and outstanding                                85,389                3,130           (7,566)   (e)         80,953
Net asset value per share                              $      12.97       $        14.23                           $      14.23
                                                  ==================     ================     =============      ===============

Preferred: Net Assets                                           N/A       $       38,426            $    -        $      38,426

Shares issued and outstanding                                                      2,700                 -                2,700
Net asset value per share                                                 $        14.23                           $      14.23
                                                  ==================     ================     =============      ===============

R-1: Net Assets                                           $       -                  N/A            $    -           $        -

Shares issued and outstanding                                     -                                      -                    -
Net asset value per share                              $      12.90
                                                  ==================     ================     =============      ===============

R-2: Net Assets                                           $       -                  N/A            $    -           $        -

Shares issued and outstanding                                     -                                      -                    -
Net asset value per share                              $      12.90
                                                  ==================     ================     =============      ===============

Select: Net Assets                                              N/A       $        7,483            $    -         $      7,483

Shares issued and outstanding                                                        521                 -                  521
Net asset value per share                                                 $        14.35                           $      14.35
                                                  ==================     ================     =============      ===============

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.75% of the offering price.
(e) Reflects new shares issued, net of retired shares of WM International Growth Fund.


    The accompanying notes are an integral part of the financial statements.

                                                                            Statements of Assets and Liabilities
                                                                                 April 30, 2006 (unaudited)
                                                                                       (in thousands)
                                                ------------------------------------------------------------------------------------
                                                                                                                    Combined
                                                 WM Small Cap           PIF SmallCap         Pro Forma           PIF SmallCap
                                                    Growth Fund         Growth Fund         Adjustments           Growth Fund
                                                --------------       --------------      -----------------    ------------------
Investment in securities--at cost                 $   421,192          $    49,681                 $    -      $   470,873
                                                ==============       ==============      =================    ==================
Assets

Investment in securities--at value                $   505,699  (a)     $    56,218  (a)            $    -      $   561,917       (a)

Cash                                                        1                   11                      -                   12
Receivables:

   Capital Shares sold                                    651                   51                      -                 702

   Dividends and interest                                 109                    6                      -                 115

   Investment securities sold                           7,593                  493                      -              8,086

Prepaid expenses                                            6                    -                      -                    6
                                                --------------       --------------      -----------------    ------------------
Total Assets                                                                                                        570,838
                                                      514,059               56,779                      -
Liabilities
Accrued management and investment advisory
fees                                                      297                    6                      -                 303

Accrued distribution fees                                  34                    3                      -                   37

Accrued transfer and administrative fees                   20                   13                      -                   33

Accrued other expenses                                    112                    6                      -                 118
Payables:

   Capital Shares reacquired                               65                    9                      -                   74

   Investment securities purchased                      5,114                  556                      -              5,670
Collateral obligation on securities loaned,
at value                                               82,004               12,221                      -            94,225
                                                --------------       --------------      -----------------    ------------------
Total Liabilities                                                                                                   100,460
                                                       87,646               12,814                      -
                                                --------------       --------------      -----------------    ------------------
Net Assets Applicable to Outstanding Shares       $   426,413          $    43,965            $         -      $   470,378
                                                ==============       ==============      =================    ==================

Net Assets Consist of:
Capital Shares and additional paid-in-capital     $   401,126          $    38,146                 $    -      $   439,272
Accumulated undistributed (overdistributed)
net investment income (operating loss)                (1,099)                (174)                      -             (1,273)
Accumulated undistributed (overdistributed)
net realized gain (loss)                             (58,121)                (544)                      -           (58,665)
Net unrealized appreciation (depreciation) of
investments                                            84,507                6,537                      -            91,044
                                                --------------       --------------      -----------------    ------------------
Total Net Assets                                  $   426,413          $    43,965                 $    -      $   470,378
                                                ==============       ==============      =================    ==================

Capital Stock (par value: $.01 a share):

Shares authorized                                           -              305,000                      -           305,000
Net Asset Value Per Share:
Advisors Preferred: Net Assets                            N/A                   70                 $    -      $           70

Shares issued and outstanding                                                    7                      -                    7
Net asset value per share                                               $     9.39                             $        9.39
                                                ==============       ==============      =================    ==================

Advisors Select: Net Assets                               N/A            $     727                 $    -      $         727

Shares issued and outstanding                                                   78                      -                   78
Net asset value per share                                               $     9.31                             $        9.31
                                                ==============       ==============      =================    ==================

Advisors Signature: Net Assets                            N/A            $      30                 $    -      $           30

Shares issued and outstanding                                                    3                      -                    3
Net asset value per share                                               $     9.20                             $        9.20
                                                ==============       ==============      =================    ==================

Class A: Net Assets                               $   120,439                  N/A                 $    -      $   120,439

Shares issued and outstanding                           7,520                                       5,389  (d)       12,909
Net asset value per share                        $      16.02                                                  $        9.33

Maximum offering price per share                   $    16.95   (c)                                            $        9.87     (c)
                                                ==============       ==============      =================    ==================

Class B: Net Assets                               $    10,030                  N/A                 $    -      $     10,030


Shares issued and outstanding                             723                                         352  (d)         1,075
Net asset value per share (b)                      $    13.88                                                  $        9.33
                                                ==============       ==============      =================    ==================


Class C: Net Assets                                $    1,485                  N/A                      -      $      1,485

Shares issued and outstanding                             105                                          54  (d)            159
Net asset value per share (b)                      $    14.10                                                  $        9.33
                                                ==============       ==============      =================    ==================

Class J: Net Assets                                       N/A          $    36,630                 $    -      $     36,630

Shares issued and outstanding                                                4,130                      -              4,130
Net asset value per share (b)                                           $     8.87                             $        8.87
                                                ==============       ==============      =================    ==================

Institutional (Class I): Net Assets               $   294,459           $    6,121                 $    -      $   300,580

Shares issued and outstanding                          17,712                  656                 13,848  (d)       32,216
Net asset value per share                          $    16.62           $     9.33                             $        9.33
                                                ==============       ==============      =================    ==================

Preferred: Net Assets                                     N/A            $     339                 $    -      $         339

Shares issued and outstanding                                                   35                      -                   35
Net asset value per share                                               $     9.57                             $        9.57
                                                ==============       ==============      =================    ==================

R-1: Net Assets                                      $      -                  N/A                 $    -      $           -

Shares issued and outstanding                               -                                           -     -
Net asset value per share                          $    16.01
                                                ==============       ==============      =================    ==================

R-2: Net Assets                                      $      -                  N/A                 $    -      $           -

Shares issued and outstanding                               -                                           -     -
Net asset value per share                          $    16.01
                                                ==============       ==============      =================    ==================

Select: Net Assets                                        N/A            $      48                 $    -      $           48

Shares issued and outstanding                                                    5                      -                    5
Net asset value per share                                               $     9.53                             $        9.53
                                                ==============       ==============      =================    ==================

(a) Includes fair market value of securities loaned, see "Securities Lending" in Pro Forma Notes to Financial Statements.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(d)  Reflects new shares  issued,  net of retired  shares of WM Small Cap Growth
     Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     WM         PIF             PIF        Pro Forma       Combined
                                                                                                                           PIF
                                                                     Equity     Equity          Equity                     Equity
                                                                     Income     Income          Income                     Income
                                                                     Fund       Fund            Fund I    Adjustments      Fund I
------------ ------------------------------------------------------- ---------- ----------      -------- ------------      ---------
Net Investment Income (Operating Loss)
Income:
                                                                    $          $              $                           $
   Dividends                                                          57,299      4,067             -      $     -          61,366

   Withholding tax on foreign dividends                                (299)       (92)             -            -           (391)


   Interest                                                           11,377        292             -            -          11,669

   Securities Lending                                                    997          -             -            -             997
                                                                   ---------- ----------      -------- ------------      ----------
                                                     Total Income                                                         $
                                                                      69,374      4,267             -            -          73,641
Expenses:

   Management and investment advisory fees                            13,598        616             -         (12)  (b)     14,202

   Custodian fees                                                         70          -             -         (44)  (c)         26

   Directors' fees                                                         -          -             -           41  (c)         41

   Legal and audit fees                                                   75          -             -         (63)  (c)         12

   Registration and filing fees                                          185          -             -        (185)  (c)          -

   Printing and postage expense                                          786          -             -        (786)  (c)          -

   Distribution fees - Class A                                         2,278        226             -          (3)  (c)      2,501

   Distribution fees - Class B                                         2,346        121             -           10  (c)      2,477

   Distribution fees - Class C                                         1,317          -             -            -           1,317


   Registration fees - Class A                                             -         28             -            -              28

   Registration fees - Class B                                             -         28             -            -              28

   Registration fees - Class C                                             -          -             -           20  (c)         20


   Shareholder meeting expense - Class A                                   -          8  (a)        -          (8)  (e)          -

   Shareholder meeting expense - Class B                                   -          2  (a)        -          (2)  (e)          -

   Shareholder reports - Class A                                           -          6             -           54  (c)         60

   Shareholder reports - Class B                                           -          1             -           29  (c)         30

   Shareholder reports - Class C                                           -          -             -           10  (c)         10

   Transfer and administrative fees - Class A                            687        225             -        (100)  (c)        812


   Transfer and administrative fees - Class B                            442         62             -         (10)  (c)        494

   Transfer and administrative fees - Class C                            129          -             -            4  (c)        133

   Auditing and legal fees                                                 -          2  (a)        -          (2)  (e)          -


   Custodian fees                                                          -          4  (a)        -          (4)  (e)          -

   Registration fees                                                       -          4  (a)        -          (4)  (e)          -

   Shareholder meeting expense                                             -          4  (a)        -          (4)  (e)          -


   Transfer and administrative fees                                        -         42  (a)        -         (42)  (e)          -

   Other expenses                                                        343          2                      (342)  (c)          3
                                                                   ---------- ----------      -------- ------------      ----------
                                             Total Gross Expenses
                                                                      22,256      1,381             -      (1,443)          22,194

   Less Reimbursement from Manager - Class B                               -          3  (a)        -           22  (d)         25

   Less: Fees reduced by custodian credits                                18                                  (18)               -
                                                                                              -------- ------------      ----------
                                                                   ---------- ----------
                                               Total Net Expenses
                                                                      22,238      1,378             -      (1,447)          22,169
                                                                   ---------- ----------      -------- ------------      ----------
                           Net Investment Income (Operating Loss)

                                                                      47,136      2,889             -        1,447          51,472

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

   Investment transactions                                           152,138      8,625             -            -         160,763

   Foreign currency transactions                                           -        (1)                          -             (1)

Change in unrealized appreciation/depreciation of:

   Investments                                                       252,862      4,791             -            -         257,653

   Translation of assets and liabilities in foreign currencies             -          7                          -               7
                                                                   ---------- ----------      -------- ------------      ----------
       Net Realized and Unrealized Gain (Loss) on Investments and
                                               Foreign Currencies    405,000     13,422             -            -         418,422
                                                                   ---------- ----------      -------- ------------      ----------
             Net Increase (Decrease) in Net Assets Resulting from   $          $               $                          $
                                                       Operations    452,136     16,311             -     $  1,447         469,894
                                                                   ========== ==========      ======== ============      ==========


(a) The amounts shown are those of Principal Equity Income Fund, Inc. (predecessor to PIF Equity Income Fund).
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(c) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.
(d) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.
(e) Elimination of expense of Principal Equity Income Fund, Inc. (predecessor to PIF Equity Income Fund).


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
--------------------------------------------------------------------------------------------------------------------------
                                                                     WM            PIF       Pro Forma         Combined
                                                                     Growth                                       PIF
                                                                     &         Disciplined                    Disciplined
                                                                     Income     LargeCap                       LargeCap
                                                                       Fund    Blend Fund   Adjustments       Blend Fund
----- -------------------------------------------------------------- --------- ------------ ------------      ------------
Net Investment Income (Operating Loss)
Income:
                                                                      $         $            $                 $
      Dividends                                                        49,276       10,966            -            60,242

      Withholding Tax on foreign dividends                              (130)            -            -             (130)

      Interest                                                          2,984          754            -             3,738

      Securities Lending                                                   98            3            -               101
                                                                     --------- ------------ ------------      ------------
                                                       Total Income

                                                                       52,228       11,723            -            63,951
Expenses:

      Management and investment advisory fees                          12,903        3,819          766  (a)       17,488

      Custodian fees                                                       77            -         (63)  (b)           14

      Directors' fees                                                       -            -           19  (b)           19


      Legal and audit fees                                                 74            -         (63)  (b)           11

      Registration and filing fees                                         61            -         (61)  (b)            -


      Printing and postage expense                                        524            -        (524)  (b)            -

      Distribution Fees - Advisors Preferred                                -            1            -                 1

      Distribution Fees - Advisors Select                                   -            1            -                 1

      Distribution Fees - Class A                                       1,471          192           35  (b)        1,698

      Distribution Fees - Class B                                         831           81           64  (b)          976


      Distribution Fees - Class C                                          19            -            -                19

      Distribution Fees - Select                                            -            1            -                 1


      Administrative service fees - Advisors Preferred                      -            1            -                 1

      Administrative service fees - Advisors Select                         -            1            -                 1

      Administrative service fees - Select                                  -            1            -                 1

      Registration Fees - Class A                                           -           14            -                14

      Registration Fees - Class B                                           -           20            -                20

      Registration Fees - Class C                                           -            -           20  (b)           20

      Service fees - Advisors Preferred                                     -            1            -                 1


      Service fees - Advisors Select                                        -            1            -                 1

      Service fees - Select                                                 -            2            -                 2

      Shareholder Reports - Class A                                         -            6           34  (b)           40

      Shareholder Reports - Class B                                         -            1           14  (b)           15

      Transfer and administrative fees - Class A                          452          223          133  (b)          808


      Transfer and administrative fees - Class B                          281           56           27  (b)          364

      Transfer and administrative fees - Class C                            5            -            1  (b)            6

      Other expenses                                                      280            2        (277)  (b)            5
                                                                     --------- ------------ ------------      ------------

                                               Total Gross Expenses    16,978        4,424          125            21,527

      Less: Reimbursement from Manager - Class A                            -            -          471  (c)          471


      Less: Reimbursement from Manager - Class B                            -            -           77  (c)           77

      Less: Reimbursement from Manager - Class C                            -            -           26  (c)           26

      Less: Fees reduced by custodian credits                               3            -          (3)  (b)            -
                                                                     --------- ------------ ------------      ------------

                                                 Total Net Expenses    16,975        4,424        (446)            20,953
                                                                     --------- ------------ ------------      ------------
                             Net Investment Income (Operating Loss)
                                                                       35,253        7,299          446            42,998

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

      Investment transactions                                          36,241       26,708            -            62,949

      Futures contracts                                                     -        1,447            -             1,447
Change in unrealized appreciation/depreciation of:

      Investments                                                     188,138       58,419            -           246,557

      Futures contracts                                                     -           19            -                19
                                                                     --------- ------------ ------------      ------------
         Net Realized and Unrealized Gain (Loss) on Investments and
                                                 Foreign Currencies   224,379       86,593            -           310,972
                                                                     --------- ------------ ------------      ------------
               Net Increase (Decrease) in Net Assets Resulting from             $             $     446        $
                                                         Operations  $259,632       93,892                        353,970
                                                                     ========= ============ ============      ============


(a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                                                STATEMENT OF OPERATIONS
                                     Twelve Months Ended April 30, 2006 (unaudited)
                                                     (in thousands)
--------------------------------------------------------------------------------------------------------------------------
                                                                WM Money     PIF Money      Pro Forma          Combined
                                                                Market                                         PIF Money
                                                                   Fund     Market Fund    Adjustments        Market Fund
------------ -------------------------------------------------- ----------- ------------- --------------      ------------
Net Investment Income (Operating Loss)
Income:

                                                                 $          $             $                   $
             Interest                                           29,703      23,787        -                   53,490
                                                                ----------- ------------- --------------      ------------
                                                  Total Income
                                                                29,703      23,787        -                   53,490
Expenses:

             Management and investment advisory fees            3,336       2,369         (374)          (a)  5,331

             Custodian fees                                     23          -             (8)            (b)  15

             Directors' fees                                    7           -             11             (b)  18

             Legal and audit fees                               39          -             (26)           (b)  13

             Registration and filing fees                       71          -             (71)           (b)  -

             Printing and postage expense                       1,147       -             (1,147)        (b)  -


             Distribution Fees - Advisors Preferred             -           27            -                   27

             Distribution Fees - Advisors Select                -           35            -                   35

             Distribution Fees - Advisors Signature             -           8             -                   8

             Distribution Fees - Class B                        353         11            17             (b)  381

             Distribution Fees - Class C                        47          -             -                   47

             Distribution Fees - Class J                        -           358           -                   358

             Distribution Fees - Select                         -           3             -                   3


             Administrative service fees - Advisors Preferred   -           16            -                   16

             Administrative service fees - Advisors Select      -           23            -                   23

             Administrative service fees - Advisors Signature   -           6             -                   6

             Administrative service fees - Preferred            -                  28     -                   28

             Administrative service fees - Select               -           5             -                   5

             Registration Fees - Class A                        -           37            -                   37

             Registration Fees - Class B                        -           21            -                   21

             Registration Fees - Class C                        -           -             30             (b)  30


             Registration Fees - Class J                        -           34            -                   34

             Service fees - Advisors Preferred                  -           18            -                   18

             Service fees - Advisors Select                     -           29            -                   29

             Service fees - Advisors Signature                  -           6             -                   6

             Service fees - Preferred                                 -     39            -                   39

             Service fees - Select                              -           5             -                   5

             Shareholder Reports - Class A                      -           8             24             (b)  32

             Shareholder Reports - Class B                      -           -             2              (b)  2

             Shareholder Reports - Class J                      -           5             -                   5


             Transfer and administrative fees - Class A         252         481           (53)           (b)  680

             Transfer and administrative fees - Class B         49          18            (16)           (b)  51

             Transfer and administrative fees - Class C         8                         4              (b)  12

             Transfer and administrative fees - Class J         -           584           -                   584

             Other expenses                                     93          3             (69)           (b)  27
                                                                ----------- ------------- --------------      ------------
                                           Total Gross Expense

                                                                5,425       4,177         (1,676)             7,926

             Less: Reimbursement from Manager - Class B         -           7             9              (c)  16

             Less: Reimbursement from Manager - Class C         -           -             13             (c)  13

             Less: Fees reduced by custodian credits            10          -             (10)           (b)  -
                                                                ----------- -------------                     ------------
                                                                                          --------------
                                            Total Net Expenses
                                                                5,415       4,170         (1,688)             7,897
                                                                ----------- ------------- --------------      ------------
                        Net Investment Income (Operating Loss)
                                                                24,288      19,617        1,688               45,593
                                                                ----------- ------------- --------------      ------------

               Net Increase (Decrease) in Net Assets Resulting   $          $             $                   $
                                               from Operations  24,288      19,617        1,688               45,593
                                                                =========== ============= ==============      ============

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     WM REIT Fund      PIF Real    Pro Forma        Combined PIF
                                                                                         Estate                      Real Estate
                                                                                     Securities                       Securities
                                                                                           Fund  Adjustments                Fund
----- -------------------------------------------------------------- ------------- ------------- ------------      --------------
Net Investment Income (Operating Loss)
Income:
                                                                                $             $
      Dividends                                                            10,274        18,433    $       -         $    28,707

      Withholding Tax on foreign dividends                                   (38)             -            -                (38)

      Interest                                                                901           510            -               1,411


      Securities Lending                                                      131            26            -                 157
                                                                     ------------- ------------- ------------      --------------
                                              Total Income                 11,268        18,969            -              30,237
Expenses:

      Management and investment advisory fees                               3,453         6,692         (22)  (a)         10,123


      Custodian fees                                                           12             -          (6)  (b)              6

      Directors' fees                                                           -             -           21  (b)             21

      Legal and audit fees                                                     37             -         (26)  (b)             11

      Registration and filing fees                                             49             -         (49)  (b)              -

      Printing and postage expense                                             89             -         (89)  (b)              -

      Distribution Fees - Advisors Preferred                                    -            89            -                  89

      Distribution Fees - Advisors Select                                       -            60            -                  60

      Distribution Fees - Advisors Signature                                    -             2            -                   2


      Distribution Fees - Class A                                              48           184           35  (b)            267

      Distribution Fees - Class B                                              92           172           68  (b)            332


      Distribution Fees - Class C                                              52             -            -                  52

      Distribution Fees - Class J                                               -           769            -                 769

      Distribution Fees - Select                                                -             7            -                   7


      Administrative service fees - Advisors Preferred                          -            53            -                  53

      Administrative service fees - Advisors Select                             -            40            -                  40

      Administrative service fees - Advisors Signature                          -             2            -                   2

      Administrative service fees - Preferred                                   -            65            -                  65

      Administrative service fees - Select                                      -             9            -                   9

      Registration Fees - Class A                                               -            14            -                  14


      Registration Fees - Class B                                               -            19            -                  19

      Registration Fees - Class C                                               -             -           20  (b)             20


      Registration Fees - Class J                                               -            31            -                  31

      Service fees - Advisors Preferred                                         -            60            -                  60

      Service fees - Advisors Select                                            -            50            -                  50


      Service fees - Advisors Signature                                         -             2            -                   2

      Service fees - Preferred                                                  -            89            -                  89

      Service fees - Select                                                     -            11            -                  11

      Shareholder Reports - Class A                                             -             5           12  (b)             17

      Shareholder Reports - Class B                                             -             2            4  (b)              6


      Shareholder Reports - Class J                                             -            44            -                  44


      Transfer and administrative fees - Class A                               40           244          (6)  (b)            278

      Transfer and administrative fees - Class B                               23            84          (8)  (b)             99


      Transfer and administrative fees - Class C                                8                          1  (b)              9

      Transfer and administrative fees - Class J                                -           324            -                 324

      Other expenses                                                           43             3         (15)  (b)             31
                                                                     ------------- -------------                   --------------
                                                                                                 ------------
                                               Total Gross Expenses         3,946         9,126         (60)              13,012

      Less: Reimbursement from Manager - Class A                                -             -           96  (c)             96


      Less: Reimbursement from Manager - Class B                                -             -           43  (c)             43

      Less: Reimbursement from Manager - Class C                                -             -           27  (c)             27

      Less: Fees reduced by custodian credits                                   2             -          (2)  (b)              -
                                                                     ------------- -------------                   --------------
                                                                                                 ------------
                                                 Total Net Expenses         3,944         9,126        (224)              12,846
                                                                     ------------- ------------- ------------      --------------
                             Net Investment Income (Operating Loss)         7,324         9,843          224              17,391

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:


      Investment transactions                                              35,438        54,485            -              54,485

Change in unrealized appreciation/depreciation of:

      Investments                                                          51,364       144,471            -             144,471
                                                                     ------------- ------------- ------------      --------------
         Net Realized and Unrealized Gain (Loss) on Investments and
                                                 Foreign Currencies        86,802       198,956            -             198,956
                                                                     ------------- ------------- ------------      --------------
               Net Increase (Decrease) in Net Assets Resulting from             $             $                                $
                                                         Operations        94,126       208,799    $     224             216,347
                                                                     ============= ============= ============      ==============

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         WM Small           PIF    Pro Forma        Combined PIF
                                                                        Cap Value      SmallCap                         SmallCap
                                                                             Fund    Value Fund  Adjustments          Value Fund
----- -------------------------------------------------------------- ------------- ------------- ------------      --------------
Net Investment Income (Operating Loss)
Income:
                                                                                $             $
      Dividends                                                             6,785         1,475    $       -         $     8,260

      Withholding Tax on foreign dividends                                  (437)             -            -               (437)

      Interest                                                                611           220            -                 831


      Securities Lending                                                      503            38            -                 541
                                                                     ------------- ------------- ------------      --------------
                                                       Total Income
                                                                            7,462         1,733            -               9,195
Expenses:

      Management and investment advisory fees                               2,841           913        (427)  (a)          3,327

      Custodian fees                                                           29             -         (13)  (b)             16

      Directors' fees                                                           -             -            6  (b)              6


      Legal and audit fees                                                     38             -         (27)  (b)             11


      Registration and filing fees                                             41             -         (41)  (b)              -

      Printing and postage expense                                             25             -         (25)  (b)              -

      Distribution Fees - Advisors Preferred                                    -            16            -                  16

      Distribution Fees - Advisors Select                                       -            10            -                  10

      Distribution Fees - Advisors Signature                                    -             1            -                   1

      Distribution Fees - Class A                                              34             5            -                  39

      Distribution Fees - Class B                                              29             5            -                  34


      Distribution Fees - Class C                                              22             -            -                  22

      Distribution Fees - Class J                                               -           239            -                 239

      Distribution Fees - Select                                                -             1            -                   1


      Administrative service fees - Advisors Preferred                          -             9            -                   9

      Administrative service fees - Advisors Select                             -             7            -                   7

      Administrative service fees - Advisors Signature                          -             1            -                   1

      Administrative service fees - Preferred                                   -            11            -                  11

      Administrative service fees - Select                                      -             1            -                   1

      Registration Fees - Class A                                               -            21            -                  21


      Registration Fees - Class B                                               -            21            -                  21

      Registration Fees - Class C                                               -             -           20  (b)             20


      Registration Fees - Class J                                               -            18            -                  18

      Service fees - Advisors Preferred                                         -            11            -                  11

      Service fees - Advisors Select                                            -             9            -                   9


      Service fees - Advisors Signature                                         -             1            -                   1

      Service fees - Preferred                                                  -            16            -                  16

      Service fees - Select                                                     -             1            -                   1

      Shareholder Reports - Class A                                             -             -            2  (b)              2

      Shareholder Reports - Class B                                             -             -            1  (b)              1


      Shareholder Reports - Class J                                             -            13            -                  13

      Transfer and administrative fees - Class A                               23            19          (5)  (b)             37

      Transfer and administrative fees - Class B                               10            13         (10)  (b)             13


      Transfer and administrative fees - Class C                                4             -          (1)  (b)              3

      Transfer and administrative fees - Class J                                -           103            -                 103

      Other expenses                                                           35             -         (32)  (b)              3
                                                                     ------------- ------------- ------------      --------------
                                               Total Gross Expenses
                                                                            3,131         1,465        (552)               4,044

      Less: Reimbursement from Manager - Class A                                -            30         (21)  (c)              9

      Less: Reimbursement from Manager - Class B                                -            30         (11)  (c)             19


      Less: Reimbursement from Manager - Class J                                -             -           17  (c)             17

      Less: Fees reduced by custodian credits                                   2             -          (2)  (b)              -
                                                                     ------------- -------------                   --------------
                                                                                                 ------------
                                                 Total Net Expenses
                                                                            3,129         1,405        (535)               3,999
                                                                     ------------- ------------- ------------      --------------
                             Net Investment Income (Operating Loss)
                                                                            4,333           328          535               5,196

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

      Investment transactions                                              34,113        12,005            -              46,118

      Foreign currency transactions                                             9             -            -                   9

Change in unrealized appreciation/depreciation of:

      Investments                                                         (2,387)        20,310            -              17,923

      Translation of assets and liabilities in foreign currencies               9             -            -                   9
                                                                     ------------- ------------- ------------      --------------
         Net Realized and Unrealized Gain (Loss) on Investments and
                                                 Foreign Currencies        31,744        32,315            -              64,059
                                                                     ------------- ------------- ------------      --------------
                                                                                                  $
               Net Increase (Decrease) in Net Assets Resulting from             $             $
                                                         Operations        36,077        32,643          535         $    69,255
                                                                     ============= ============= ============      ==============

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       WM         PIF          PIF        Pro Forma     Combined PIF
                                                                    Tax-Exempt  Tax-Exempt   Tax-Exempt                  Tax-Exempt
                                                                     Bond Fund   Bond Fund  Bond Fund I   Adjustments   Bond Fund I
----- --------------------------------------------------------------------------------     ------ ----------------       ---------
Net Investment Income (Operating Loss)
Income:
                                                                                $         $     $            $
  Interest                                                             10,732     7,660              -            -         $ 18,392
                                                                 ------------- ---------    ----------- ------------      ----------
                                                   Total Income
                                                                       10,732     7,660              -            -           18,392
Expenses:

  Management and investment advisory fees                               1,044       817              -            -            1,861


  Custodian fees                                                           11         -              -          (7)  (b)           4

  Directors' fees                                                           -         -              -            4  (b)           4

  Legal and audit fees                                                     33         -              -         (21)  (b)          12

  Registration and filing fees                                             40         -              -         (40)  (b)           -


  Printing and postage expense                                             22         -              -         (22)  (b)           -

  Distribution Fees - Class A                                             441       363              -           30  (b)         834

  Distribution Fees - Class B                                             302        35              -           43  (b)         380

  Distribution Fees - Class C                                              25         -              -            -               25


  Registration Fees - Class A                                               -        30              -            -               30

  Registration Fees - Class B                                               -        28              -            -               28

  Registration Fees - Class C                                               -         -              -           20  (b)          20

  Shareholder Reports - Class A                                             -         1              -            6  (b)           7

  Shareholder Reports - Class B                                             -         -              -            1  (b)           1

  Transfer and administrative fees - Class A                               73        68              -          (8)  (b)         133


  Transfer and administrative fees - Class B                               15        16              -         (12)  (b)          19

  Transfer and administrative fees - Class C                                1         -              -            1  (b)           2

  Auditing and legal fees                                                   -         1  (a)         -          (1)  (c)           -

  Custodian fees                                                            -         1  (a)         -          (1)  (c)           -

  Directors' expenses                                                       -         1  (a)         -          (1)  (c)           -

  Registration fees                                                         -         5  (a)         -          (5)  (c)           -

  Shareholder meeting expense                                               -         1  (a)         -          (1)  (c)           -

  Transfer and administrative fees                                          -         7  (a)         -          (7)  (c)           -


  Other expenses                                                           29         2              -         (26)  (b)           5
                                                                 ------------- ---------    ----------- ------------      ----------
                                           Total Gross Expenses
                                                                        2,036     1,376              -         (47)            3,365

  Less Reimbursement from Manager - Class A                                 -        57              -          109  (d)         166


  Less Reimbursement from Manager - Class B                                 -        33              -          156  (d)         189


  Less Reimbursement from Manager - Class C                                 -         -              -           27  (d)          27

  Less: Fees reduced by custodian credits                                   6         -              -          (6)  (b)           -
                                                                 ------------- ---------    -----------                   ----------
                                                                                                        ------------
                                             Total Net Expenses
                                                                        2,030     1,286              -        (333)            2,983
                                                                 ------------- ---------    ----------- ------------      ----------
                         Net Investment Income (Operating Loss)

                                                                        8,702     6,374              -          333           15,409

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

  Investment transactions                                               2,154       611              -            -            2,765

  Futures contracts                                                       273         -              -            -              273

Change in unrealized appreciation/depreciation of:


  Investments                                                         (6,034)   (4,037)              -            -         (10,071)


  Futures contracts                                                       229         -              -            -              229
                                                                 ------------- ---------    ----------- ------------      ----------
     Net Realized and Unrealized Gain (Loss) on Investments and

                                             Foreign Currencies       (3,378)   (3,426)              -            -          (6,804)
                                                                 ------------- ---------    ----------- ------------      ----------
           Net Increase (Decrease) in Net Assets Resulting from             $
                                                     Operations         5,324  $  2,948      $       -    $     333        $   8,605
                                                                 ============= =========    =========== ============      ==========


(a) Amounts shown are those of Principal Tax-Exempt Bond Fund, Inc. (predecessor to PIF Tax-Exempt Bond Fund).

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) Elimination of expense of Principal Tax-Exempt Bond Fund, Inc. (predecessor to PIF Tax-Exempt Bond Fund).

(d) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------
                                                                     WM        PIF         Pro Forma         Combined
                                                                                                             PIF
                                                                               LargeCap                      LargeCap
                                                                     Growth    Growth                        Growth
                                                                       Fund      Fund     Adjustments           Fund
----- -------------------------------------------------------------- --------- ---------- -------------      -----------
Net Investment Income (Operating Loss)
Income:
                                                                      $         $                             $
      Dividends                                                        18,243      4,942     $       -           23,185

      Withholding Tax on foreign dividends                              (255)          -             -            (255)

      Interest                                                          2,115      1,209             -            3,324

      Securities Lending                                                  140          5             -              145
                                                                     --------- ---------- -------------      -----------
                                                       Total Income
                                                                       20,243      6,156             -           26,399
Expenses:

      Management and investment advisory fees                          14,209      3,279       (1,650)  (a)      15,838

      Custodian fees                                                      110          -          (94)  (b)          16

      Directors' fees                                                       -          -            40  (b)          40

      Legal and audit fees                                                 62          -          (51)  (b)          11

      Registration and filing fees                                         98          -          (98)  (b)           -

      Printing and postage expense                                        494          -         (494)  (b)           -

      Distribution Fees - Advisors Preferred                                -         27             -               27

      Distribution Fees - Advisors Select                                   -          9             -                9

      Distribution Fees - Advisors Signature                                -          5             -                5


      Distribution Fees - Class A                                         328        524           171  (b)       1,023

      Distribution Fees - Class B                                         982        202           155  (b)       1,339

      Distribution Fees - Class C                                          25          -             -               25

      Distribution Fees - Class J                                           -        111             -              111

      Distribution Fees - Select                                            -          6             -                6

      Administrative service fees - Advisors Preferred                      -         16             -               16

      Administrative service fees - Advisors Select                         -          6             -                6

      Administrative service fees - Advisors Signature                      -          4             -                4

      Administrative service fees - Preferred                               -         10             -               10


      Administrative service fees - Select                                  -          8             -                8

      Registration Fees - Class A                                           -         10             -               10


      Registration Fees - Class B                                           -         19             -               19

      Registration Fees - Class C                                           -          -            20  (b)          20

      Registration Fees - Class J                                           -         17             -               17

      Service fees - Advisors Preferred                                     -         18             -               18

      Service fees - Advisors Select                                        -          8             -                8

      Service fees - Advisors Signature                                     -          4             -                4

      Service fees - Preferred                                              -         13             -               13

      Service fees - Select                                                 -          9             -                9

      Shareholder Reports - Class A                                         -         18            55  (b)          73

      Shareholder Reports - Class B                                         -          3            27  (b)          30

      Shareholder Reports - Class J                                         -          8             -                8

      Transfer and administrative fees - Class A                          380        683           123  (b)       1,186

      Transfer and administrative fees - Class B                          482        146            39  (b)         667


      Transfer and administrative fees - Class C                            6          -             1  (b)           7

      Transfer and administrative fees - Class J                            -         59             -               59

      Other expenses                                                      246          3         (226)  (b)          23
                                                                     --------- ----------                    -----------
                                                                                          -------------
                                               Total Gross Expenses
                                                                       17,422      5,225       (1,982)           20,665


      Less: Reimbursement from Manager - Class B                            -          -            26  (c)          26

      Less: Reimbursement from Manager - Class C                            -          -            22  (c)          22

      Less: Fees reduced by custodian credits                              47          -          (47)  (b)           -
                                                                     --------- ---------- -------------      -----------

                                                 Total Net Expenses    17,375      5,225       (1,983)           20,617
                                                                     --------- ---------- -------------      -----------
                             Net Investment Income (Operating Loss)     2,868        931         1,983            5,782

Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currencies

Net realized gain (loss) from:

      Investment transactions                                          27,065     19,120             -           46,185

      Foreign currency transactions                                     (122)          -             -            (122)

Change in unrealized appreciation/depreciation of:

      Investments                                                     194,710     84,575             -          279,285

      Translation of assets and liabilities in foreign currencies          15          -             -               15
                                                                     --------- ---------- -------------      -----------
         Net Realized and Unrealized Gain (Loss) on Investments and
                                                 Foreign Currencies   221,668    103,695             -          325,363
                                                                     --------- ---------- -------------      -----------
               Net Increase (Decrease) in Net Assets Resulting from             $                             $
                                                         Operations  $224,536    104,626    $    1,983          331,145
                                                                     ========= ========== =============      ===========

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
                 Twelve Months Ended April 30, 2006 (unaudited)
                                 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                     WM            PIF        Pro Forma       Combined PIF
                                                                               Diversified                     Diversified
                                                                International  International                  International
                                                                 Growth Fund       Fund      Adjustments          Fund
------------ -------------------------------------------------- --------- ------------- ------------     --------------
Net Investment Income (Operating Loss)
Income:
                                                                                    $             $
  Dividends                                                         19,383         9,757    $       -        $    29,140

  Withholding Tax on foreign dividends                             (1,472)       (1,262)            -            (2,734)


  Interest                                                           1,205           262            -              1,467

  Securities Lending                                                   521             7            -                528
                                                                  --------- ------------- ------------     --------------
                                                    Total Income
                                                                    19,637         8,764            -             28,401
Expenses:

  Management and investment advisory fees                            7,370         4,446          668 (a)         12,484


  Custodian fees                                                       660             -        (160) (b)            500

  Directors' fees                                                        -             -           10 (b)             10

  Legal and audit fees                                                  47             -         (34) (b)             13

  Registration and filing fees                                          71             -         (71) (b)              -

  Printing and postage expense                                         111             -        (111) (b)              -

  Distribution Fees - Advisors Preferred                                 -            42            -                 42

  Distribution Fees - Advisors Select                                    -            29            -                 29

  Distribution Fees - Advisors Signature                                 -             3            -                  3

  Distribution Fees - Class A                                          154           622          152 (b)            928

  Distribution Fees - Class B                                           58           269          185 (b)            512

  Distribution Fees - Class C                                           16             -            -                 16

  Distribution Fees - Class J                                            -           565            -                565

  Distribution Fees - Select                                             -             2            -                  2

  Administrative service fees - Advisors Preferred                       -            25            -                 25

  Administrative service fees - Advisors Select                          -            20            -                 20

  Administrative service fees - Advisors Signature                       -             2            -                  2

  Administrative service fees - Preferred                                -            25            -                 25

  Administrative service fees - Select                                   -             2            -                  2

  Registration Fees - Class A                                            -            15            -                 15

  Registration Fees - Class B                                            -            16            -                 16


  Registration Fees - Class C                                            -             -           20 (b)             20

  Registration Fees - Class J                                            -            24            -                 24


  Service fees - Advisors Preferred                                      -            29            -                 29

  Service fees - Advisors Select                                         -            24            -                 24

  Service fees - Advisors Signature                                      -             2            -                  2


  Service fees - Preferred                                               -            34            -                 34

  Service fees - Select                                                  -             3            -                  3

  Shareholder Reports - Class A                                          -            19           37 (b)             56


  Shareholder Reports - Class B                                          -             4            7 (b)             11

  Shareholder Reports - Class J                                          -            31            -                 31

  Transfer and administrative fees - Class A                            94           637           26 (b)            757


  Transfer and administrative fees - Class B                            28           158         (20) (b)            166

  Transfer and administrative fees - Class C                             -             -            3 (b)              3

  Transfer and administrative fees - Class J                             4           211            -                215


  Other expenses                                                        74             2         (57) (b)             19
                                                                  --------- -------------
                                                                                          ------------     --------------
                                                  Total Expenses
                                                                     8,687         7,261          655             16,603


  Less: Reimbursement from Manager - Class A                             -             -          417 (c)            417

  Less: Reimbursement from Manager - Class B                             -             -           10 (c)             10

  Less: Reimbursement from Manager - Class C                             -             -           10 (c)             10

  Less: Fees reduced by custodian credits                                2             -          (2) (b)              -
                                                                  --------- ------------- ------------     --------------

                                              Total Net Expenses     8,685         7,261          220             16,166
                                                                  --------- ------------- ------------     --------------
                          Net Investment Income (Operating Loss)
                                                                    10,952         1,503        (220)             12,235

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:


  Investment transactions (net of foreign taxes of $6,606)          38,442        89,726            -            128,168

  Foreign currency transactions                                      1,343         (621)            -                722

Change in unrealized appreciation/depreciation of:

  Investments                                                      234,453       119,996            -            354,449


  Translation of assets and liabilities in foreign currencies        (213)           109            -              (104)
                                                                  --------- ------------- ------------     --------------
      Net Realized and Unrealized Gain (Loss) on Investments and

                                              Foreign Currencies   274,025       209,210            -            483,235
                                                                  --------- ------------- ------------     --------------
            Net Increase (Decrease) in Net Assets Resulting from         $             $   $                           $
                                                      Operations   284,977       210,713        (220)            495,470
                                                                  ========= ============= ============     ==============

(a) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                                                    STATEMENT OF OPERATIONS
                                          Twelve Months Ended April 30, 2006 (unaudited)
                                                          (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WM Small Cap   PIF SmallCap    Pro Forma         Combined PIF
                                                                                                                           SmallCap
                                                                       Growth Fund    Growth Fund  Adjustments          Growth Fund
----- -------------------------------------------------------------- -------------- -------------- ------------      ---------------
Net Investment Income (Operating Loss)
Income:
      Dividends                                                         $      455     $      153    $       -           $      608

      Interest                                                                 546             48            -                  594


      Securities Lending                                                       836              -            -                  836
                                                                     -------------- -------------- ------------      ---------------
                                                       Total Income
                                                                             1,837            201            -                2,038
Expenses:

      Management and investment advisory fees                                3,008            254        (398)  (a)           2,864

      Custodian fees                                                            42              -         (17)  (b)              25

      Directors' fees                                                            -              -            5  (b)               5

      Legal and audit fees                                                      43              -         (32)  (b)              11

      Registration and filing fees                                              46              -         (46)  (b)               -


      Printing and postage expense                                             172              -        (172)  (b)               -


      Distribution Fees - Advisors Select                                        -              1            -                    1

      Distribution Fees - Class A                                              230              -            -                  230

      Distribution Fees - Class B                                              100              -            -                  100

      Distribution Fees - Class C                                               11              -            -                   11

      Distribution Fees - Class J                                                -            157            -                  157

      Registration Fees - Class A                                                -              -           20  (b)              20

      Registration Fees - Class B                                                -              -           20  (b)              20


      Registration Fees - Class C                                                -              -           20  (b)              20

      Registration Fees - Class J                                                -             15            -                   15

      Service fees - Advisors Select                                             -              1            -                    1

      Shareholder Reports - Class A                                              -              -           11  (b)              11

      Shareholder Reports - Class B                                              -              -            3  (b)               3

      Shareholder Reports - Class J                                              -             10            -                   10

      Transfer and administrative fees - Class A                               227              -         (28)  (b)             199

      Transfer and administrative fees - Class B                                65              -          (6)  (b)              59

      Transfer and administrative fees - Class C                                 2              -            1  (b)               3


      Transfer and administrative fees - Class J                                 -             69            -                   69

      Other expenses                                                            66              -         (65)  (b)               1
                                                                     -------------- -------------- ------------      ---------------
                                               Total Gross Expenses
                                                                             4,012            507        (684)                3,835


      Less: Reimbursement from Manager - Class B                                 -              -           14  (c)              14

      Less: Reimbursement from Manager - Class C                                 -              -           25  (c)              25


      Less: Fees reduced by custodian credits                                    5              -          (5)  (b)               -
                                                                     -------------- -------------- ------------      ---------------

                                                 Total Net Expenses          4,007            507        (718)                3,796
                                                                     -------------- -------------- ------------      ---------------
                             Net Investment Income (Operating Loss)
                                                                           (2,170)          (306)          718              (1,758)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies

Net realized gain (loss) from:

      Investment transactions                                                5,781          3,073            -                8,854

      Net increase from payment by the Advisor                               1,321              -            -                1,321
Change in unrealized appreciation/depreciation of:

      Investments                                                           99,104          6,786            -              105,890
                                                                     -------------- -------------- ------------      ---------------
         Net Realized and Unrealized Gain (Loss) on Investments and
                                                 Foreign Currencies        106,206          9,859            -              116,065
                                                                     -------------- -------------- ------------      ---------------
               Net Increase (Decrease) in Net Assets Resulting from
                                                         Operations    $   104,036    $     9,553    $     718         $    114,307
                                                                     ============== ============== ============      ===============

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c) The Manager has agreed to contractually reduce expenses in order to reduce total operating expenses of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

 Schedule of Investments
 April 30, 2006 (unaudited)

 WM Equity  PIF Equity  PIF Equity                                                          WM Equity  PIF Equity PIF Equity
 Income     Income      Income                                                              Income     Income     Income
 Fund       Fund        Fund I       Combined                                               Fund       Fund       Fund I   Combined
 Shares     Shares      Shares       Shares                                                 Value      Value      Value     Value
 Held       Held        Held         Held                                                   (000s)     (000s)     (000s)    (000s)
                                               94.90% COMMON STOCKS
                                                1.47% Advertising Services
   266,000          -      -       266,000            Boeing Co                                22,198        -     -    22,198
   121,200          -      -       121,200            General Dynamics Corp                     7,953        -     -     7,953
   329,500          -      -       329,500            Northrop Grumman Corp (a)                22,043        -     -    22,043
         -      2,898      -         2,898            PagesJaunes Groupe SA                         -       84     -        84
                                                                                               52,194       84     -    52,278
                                                0.02% Aerospace & Defense Equipment
         -      8,300      -         8,300            United Technologies Corp                      -      521     -       521

                                                0.02% Appliances
         -      5,500      -         5,500            Whirlpool Corp                                -      494     -       494

                                                0.68% Applications Software
   989,300     18,000      -     1,007,300            Microsoft Corp                           23,891      435     -    24,326

                                                0.65% Athletic Footwear
   283,000          -      -       283,000            Nike Inc Class B                         23,161        -     -    23,161

                                                0.01% Auto - Car & Light Trucks
         -      5,038      -         5,038            DaimlerChrysler AG                            -      277     -       277

                                                0.68% Auto - Medium & Heavy Duty
                                                      Trucks
   340,000          -      -       340,000            Paccar Inc (a)                           24,456        -     -    24,456

                                                0.92% Auto/Truck Parts & Equipment -
                                                      Original
         -     22,627      -        22,627            GKN PLC                                       -      129     -       129
   401,500          -      -       401,500            Johnson Controls Inc                     32,742        -     -    32,742
                                                                                               32,742      129     -    32,871
                                                0.18% Beverages - Non-alcoholic
         -     12,000      -        12,000            Coca-Cola Co/The                              -      503     -       503
   290,300          -      -       290,300            Coca-Cola Enterprises Inc                 5,670        -     -     5,670
         -      4,100      -         4,100            PepsiCo Inc                                   -      238     -       238
                                                                                                5,670      741     -     6,411
                                                0.74% Beverages - Wine & Spirits
         -     14,108      -        14,108            Diageo PLC                                    -      232     -       232
   396,300          -      -       396,300            Diageo PLC ADR (a)                       26,255        -     -    26,255
                                                                                               26,255      232     -    26,487
                                                1.13% Brewery
   906,600          -      -       906,600            Anheuser-Busch Cos Inc                   40,416        -     -    40,416

                                                0.01% Building - Heavy Construction
         -      8,103      -         8,103            NCC AB                                        -      203     -       203
         -      3,559      -         3,559            Severfield-Rowen PLC                          -       81     -        81
                                                                                                    -      284     -       284
                                                0.00% Building - Residential & Commercial
         -        960      -           960            Hyundai Development Co                        -       56     -        56

                                                0.00% Building & Construction Products -
                                                      Miscellaneous
         -     15,662      -        15,662            CSR Ltd                                       -       48     -        48
         -      8,917      -         8,917            Fletcher Building Ltd                         -       51     -        51
                                                                                                    -       99     -        99
                                                1.04% Building Products
   550,000          -      -       550,000            Cemex SA de CV ADR                       37,136              -    37,136

                                                0.93% Cellular Telecommunications
         -     51,544      -        51,544            Vodafone Group PLC                            -      121     -       121
 1,404,200          -      -     1,404,200            Vodafone Group PLC ADR                   33,279        -     -    33,279
                                                                                               33,279      121     -    33,400
                                                0.80% Chemicals - Diversified
         -     25,400      -        25,400            Lyondell Chemical Co (a)                      -      612     -       612
   418,300          -      -       418,300            PPG Industries Inc                       28,076        -     -    28,076
                                                                                               28,076      612     -    28,688
                                                0.01% Circuit Boards
         -     84,500      -        84,500            Elec & Eltek International Co Ltd             -      207     -       207

                                                0.76% Coal
         -      2,400      -         2,400            Fording Canadian Coal Trust                   -       88     -        88
   427,200          -      -       427,200            Peabody Energy Corp                      27,281        -     -    27,281
                                                                                               27,281       88     -    27,369
                                                0.02% Coatings & Paint
         -     21,500      -        21,500            Valspar Corp                                  -      608     -       608

                                                0.87% Commercial Banks
         -      5,389      -         5,389            ABN AMRO Holding NV                           -      161     -       161
         -      1,842      -         1,842            Alpha Bank AE                                 -       70     -        70
         -     26,700      -        26,700            AmSouth Bancorp                               -      773     -       773
         -      7,994      -         7,994            Australia & New Zealand Banking
                                                      Group Ltd                                     -      170     -       170
         -     21,893      -        21,893            Banco Santander Central Hispano SA            -      339     -       339
         -     23,200      -        23,200            Bank of East Asia Ltd                         -       97     -        97
         -      6,000      -         6,000            Bank of Hawaii Corp (a)                       -      326     -       326
         -     31,104      -        31,104            Barclays PLC                                  -      388     -       388
         -      3,730      -         3,730            BNP Paribas                                   -      352     -       352
         -     20,300      -        20,300            Colonial BancGroup Inc/The                    -      526     -       526
         -      9,639      -         9,639            Commonwealth Bank of Australia                -      344     -       344
         -      3,148      -         3,148            Credit Agricole SA                            -      127     -       127
         -      2,620      -         2,620            Daegu Bank                                    -       49     -        49
         -      5,320      -         5,320            Danske Bank A/S                               -      211     -       211
         -        643      -           643            Deutsche Bank AG                              -       79     -        79
         -     14,200      -        14,200            DNB NOR ASA                                   -      197     -       197
         -      5,465      -         5,465            Fortis                                        -      205     -       205
         -      4,807      -         4,807            HBOS PLC                                      -       84     -        84
         -     23,499      -        23,499            HSBC Holdings PLC                             -      405     -       405
         -         91      -            91            Liechtenstein Landesbank                      -       73     -        73
         -      5,201      -         5,201            Lloyds TSB Group PLC                          -       50     -        50
   821,700          -      -       821,700            North Fork Bancorporation Inc            24,758        -     -    24,758
         -      3,100      -         3,100            Royal Bank of Canada                          -      132     -       132
         -      8,901      -         8,901            Sanpaolo IMI SpA                              -      167     -       167
         -      1,240      -         1,240            Societe Generale                              -      189     -       189
         -      2,300      -         2,300            Torinto Dominion Bank (b)                     -      127     -       127
         -      8,700      -         8,700            UnionBanCal Corp                              -      609     -       609
                                                                                               24,758    6,250     -    31,008
                                                0.01% Computer Services
         -     42,800      -        42,800            HIQ International AB                          -      258     -       258

                                                2.29% Computers
   805,000     29,500      -       834,500            Hewlett-Packard Co                       26,138      958     -    27,096
   666,900          -      -       666,900            International Business Machines Corp     54,913        -     -    54,913
                                                                                               81,051      958     -    82,009
                                                0.00% Computers - Peripheral Equipment
         -    113,000      -       113,000            GES International Ltd                         -       71     -        71

                                                0.46% Consumer Products - Miscellaneous
   257,700          -      -       257,700            Clorox Co                                16,539        -     -    16,539

                                                2.01% Cosmetics & Toiletries
   653,800          -      -       653,800            Colgate-Palmolive Co                     38,653        -     -    38,653
   573,500          -      -       573,500            Procter & Gamble Co                      33,383        -     -    33,383
                                                                                               72,036        -     -    72,036
                                                0.00% Containers - Paper & Plastic
         -      6,800      -         6,800            British Polythene Industries                  -       78     -        78

                                                1.40% Data Processing & Management
   812,600      8,300      -       820,900            Automatic Data Processing Inc            35,819      366     -    36,185
   295,400          -      -       295,400            First Data Corp                          14,088        -     -    14,088
                                                                                               49,907      366     -    50,273
                                                0.02% Distribution & Wholesale
         -     15,833      -        15,833            Alesco Corp Ltd                               -      120     -       120
         -     10,600      -        10,600            Genuine Parts Co                              -      462     -       462
                                                                                                    -      582     -       582
                                                0.01% Diversified Financial Services
         -     80,000      -        80,000            Acta Holding ASA                              -      360     -       360
         -     13,000      -        13,000            Guoco Group Ltd                               -      162     -       162
                                                                                                    -      522     -       522
                                                5.40% Diversified Manufacturing Operations
   674,000          -      -       674,000            3M Co                                    57,580        -     -    57,580
   776,300          -      -       776,300            Dover Corp                               38,621        -     -    38,621
         -      7,220      -         7,220            Eaton Corp                                    -      553     -       553
   966,200     22,100      -       988,300            General Electric Co                      33,421      764     -    34,185
   499,200     14,400      -       513,600            Honeywell International Inc              21,216      612     -    21,828
   716,700          -      -       716,700            ITT Industries Inc                       40,300        -     -    40,300
         -     56,247      -        56,247            Senior PLC                                    -       70     -        70
                                                                                              191,138    1,999     -   193,137
                                                0.72% Diversified Minerals
         -      5,897      -         5,897            Anglo American PLC                            -      250     -       250
 1,179,000          -      -     1,179,000            Anglo American PLC ADR                   25,408        -     -    25,408
         -      2,370      -         2,370            BHP Billiton Ltd                              -       53     -        53
         -     33,061      -        33,061            Independence Group NL                         -       75     -        75
                                                                                               25,408      378     -    25,786
                                                1.04% Electric - Integrated
         -      1,999      -         1,999            E.ON AG                                       -      245     -       245
         -     12,100      -        12,100            Edison International                          -      489     -       489
         -      6,351      -         6,351            Endesa SA                                     -      211     -       211
         -     15,100      -        15,100            FirstEnergy Corp                              -      766     -       766
   637,900     18,600      -       656,500            FPL Group Inc (a)                        25,261      737     -    25,998
         -      6,855      -         6,855            International Power PLC                       -       37     -        37
         -     17,600      -        17,600            PPL Corp                                      -      511     -       511
         -      5,509      -         5,509            Scottish & Southern Energy PLC                -      112     -       112
         -     14,800      -        14,800            TXU Corp                                      -      734     -       734
   422,800          -      -       422,800            Xcel Energy Inc (a)                       7,965              -     7,965
                                                                                               33,226    3,842     -    37,068
                                                0.66% Electric Products - Miscellaneous
   270,500      6,100      -       276,600            Emerson Electric Co                      22,979      518     -    23,497

                                                0.00% Electric-Transmission
         -     30,470      -        30,470            Terna SpA                                     -       84     -        84

                                                1.67% Electronic Components -
                                                      Semiconductors
   765,000          -      -       765,000            Microchip Technology Inc (a)             28,504        -     -    28,504
    40,800          -      -        40,800            Samsung Electronics Co Ltd GDR (c)       13,929        -     -    13,929
   499,800          -      -       499,800            Texas Instruments Inc                    17,348        -     -    17,348
                                                                                               59,781        -     -    59,781
                                                0.00% Engineering - Research & Development
                                                      Services
         -      5,304      -         5,304            ABB Ltd (b)                                   -       75     -        75

                                                0.99% Fiduciary Banks
   545,400          -      -       545,400            Bank of New York Co Inc                  19,171        -     -    19,171
   410,700          -      -       410,700            Mellon Financial Corp                    15,455        -     -    15,455
         -     14,700      -        14,700            Wilmington Trust Corp                         -      651     -       651
                                                                                               34,626      651     -    35,277
                                                0.01% Finance - Commercial
         -      9,000      -         9,000            CIT Group Inc                                 -      486     -       486

                                                0.43% Finance - Credit Card
   178,600          -      -       178,600            Capital One Financial Corp (a)           15,474        -     -    15,474

                                                5.12% Finance - Investment Banker & Broker
 1,035,333     30,686      -     1,066,019            Citigroup Inc                            51,715    1,533     -    53,248
         -      5,467      -         5,467            Credit Suisse Group                           -      342     -       342
         -     12,100      -        12,100            D Carnegie AB                                 -      268     -       268
   270,600      4,600      -       275,200            Goldman Sachs Group Inc (a)              43,375      737     -    44,112
 1,054,700     36,060      -     1,090,760            JPMorgan Chase & Co                      47,862    1,636     -    49,498
         -     15,100      -        15,100            Merrill Lynch & Co Inc (a)                    -    1,152     -     1,152
   535,900          -      -       535,900            Morgan Stanley                           34,458        -     -    34,458
         -        727      -           727            UBS AG                                        -       86     -        86
                                                                                              177,410    5,754     -   183,164
                                                1.19% Finance - Mortgage Loan/Banker
         -     15,100      -        15,100            CharterMac (a)                                -      291     -       291
   571,300          -      -       571,300            Countrywide Financial Corp               23,229        -     -    23,229
   310,000          -      -       310,000            Freddie Mac                              18,929        -     -    18,929
         -      2,511      -         2,511            Paragon Group of Cos PLC                      -       33     -        33
                                                                                               42,158      324     -    42,482
                                                0.00% Financial Guarantee Insurance
         -        412      -           412            Euler Hermes SA                               -       51     -        51

                                                0.99% Food - Confectionery
   661,700          -      -       661,700            Hershey Co                               35,295        -     -    35,295

                                                0.21% Food - Miscellaneous/Diversified
   169,500          -      -       169,500            Cadbury Schweppes PLC ADR (a)             6,773        -     -     6,773
         -      8,500      -         8,500            General Mills Inc                             -      419     -       419
         -      5,500      -         5,500            Kellogg Co                                    -      255     -       255
                                                                                                6,773      674     -     7,447
                                                0.82% Food - Wholesale & Distribution
   981,700          -      -       981,700            Sysco Corp (a)                           29,343        -     -    29,343

                                                0.61% Forestry
   285,000          -      -       285,000            Plum Creek Timber Co Inc                 10,346        -     -    10,346
   164,200          -      -       164,200            Weyerhaeuser Co                          11,571        -     -    11,571
                                                                                               21,917        -     -    21,917
                                                0.01% Gambling (Non-Hotel)
         -      9,248      -         9,248            OPAP SA                                       -      341     -       341

                                                0.02% Home Decoration Products
         -     26,300      -        26,300            Newell Rubbermaid Inc                         -      721     -       721

                                                0.52% Hotels & Motels
   689,000          -      -       689,000            Hilton Hotels Corp                       18,561        -     -    18,561

                                                0.00% Human Resources
         -        480      -           480            USG People NV                                 -       41     -        41

                                                0.37% Industrial Automation & Robots
   185,000          -      -       185,000            Rockwell Automation Inc                  13,405        -     -    13,405

                                                0.60% Insurance Brokers
         -     13,200      -        13,200            AON Corp                                      -      553     -       553
   676,300          -      -       676,300            Marsh & McLennan Cos Inc (a)             20,742        -     -    20,742
                                                                                               20,742      553     -    21,295
                                                0.56% Investment Companies
   629,200          -      -       629,200            Allied Capital Corp (a)                  19,543        -     -    19,543
         -     15,300      -        15,300            American Capital Strategies Ltd (a)           -      533     -       533
                                                                                               19,543      533     -    20,076
                                                1.67% Investment Management & Advisory
                                                      Services
         -     21,370      -        21,370            Aberdeen Asset Management PLC                 -       77     -        77
   180,000          -      -       180,000            Ameriprise Financial Inc                  8,827        -     -     8,827
   262,500          -      -       262,500            Franklin Resources Inc                   24,444        -     -    24,444
         -     11,428      -        11,428            Record Investments Ltd                        -       91     -        91
   311,300          -      -       311,300            T. Rowe Price Group Inc                  26,208        -     -    26,208
                                                                                               59,479      168     -    59,647
                                                1.67% Life & Health Insurance
   793,000          -      -       793,000            AFLAC Inc                                37,699        -     -    37,699
         -     15,326      -        15,326            AMP Ltd                                       -      105     -       105
   240,200          -      -       240,200            Lincoln National Corp                    13,951        -     -    13,951
         -      7,100      -         7,100            Protective Life Corp                          -      358     -       358
    96,400          -      -        96,400            Prudential Financial Inc                  7,532        -     -     7,532
                                                                                               59,182      463     -    59,645
                                                0.00% Lottery Services
         -      1,853      -         1,853            Intralot SA-Integrated Lottery
                                                      Systems                                       -       60     -        60

                                                1.05% Machinery - Construction & Mining
   490,600          -      -       490,600            Caterpillar Inc                          37,158        -     -    37,158
         -     10,400      -        10,400            Wajax Income Fund                             -      358     -       358
                                                                                               37,158      358     -    37,516
                                                0.00% Machinery - General Industry
         -      1,899      -         1,899            MAN AG                                        -      144     -       144

                                                5.54% Medical - Drugs
   410,900     10,200      -       421,100            Abbott Laboratories                      17,562      436     -    17,998
         -      1,215      -         1,215            AstraZeneca PLC                               -       67     -        67
   324,500          -      -       324,500            AstraZeneca PLC ADR                      17,890        -     -    17,890
   675,100          -      -       675,100            Bristol-Myers Squibb Co                  17,134        -     -    17,134
   285,300          -      -       285,300            Eli Lilly & Co                           15,098        -     -    15,098
         -      3,107      -         3,107            GlaxoSmithKline PLC                           -       88     -        88
   375,600          -      -       375,600            GlaxoSmithKline PLC ADR                  21,364        -     -    21,364
         -     11,200      -        11,200            Merck & Co Inc                                -      386     -       386
 1,615,900     31,000      -     1,646,900            Pfizer Inc                               40,931      785     -    41,716
   253,300          -      -       253,300            Roche Holding AG ADR                     19,419        -     -    19,419
         -        863      -           863            Sanofi-Aventis                                -       81     -        81
   896,700          -      -       896,700            Schering-Plough Corp                     17,324        -     -    17,324
   597,900     14,500      -       612,400            Wyeth                                    29,100      705     -    29,805
                                                                                              195,822    2,548     -   198,370
                                                1.37% Medical - HMO
   982,500          -      -       982,500            UnitedHealth Group Inc                   48,869        -     -    48,869

                                                0.00% Medical - Hospitals
         -     88,800      -        88,800            Parkway Holdings Ltd                          -      147     -       147

                                                0.55% Medical - Wholesale Drug
                                                      Distribution
   292,400          -      -       292,400            Cardinal Health Inc                      19,693        -     -    19,693

                                                2.02% Medical Products
   375,000      5,000      -       380,000            Becton Dickinson & Co                    23,640      315     -    23,955
   818,300      6,900      -       825,200            Johnson & Johnson                        47,961      405     -    48,366
                                                                                               71,601      720     -    72,321
                                                0.41% Metal - Aluminum
   282,600          -      -       282,600            Alcan Inc (a) (f)                        14,769        -     -    14,769
         -      2,656      -         2,656            Aluminum of Greece S.A.I.C.                   -       62     -        62
                                                                                               14,769       62     -    14,831
                                                0.01% Metal - Diversified
         -      2,255      -         2,255            Boliden AB (b)                                -       46     -        46
         -      7,200      -         7,200            Freeport-McMoRan Copper & Gold Inc            -      465     -       465
                                                                                                    -      511     -       511
                                                0.00% Metal Processors & Fabrication
         -      4,709      -         4,709            Martinrea International Inc (b)               -       36     -        36

                                                0.00% Miscellaneous Manufacturers
         -     18,060      -        18,060            Fenner Plc                                    -       69     -        69

                                                0.01% Mortgage Banks
         -     25,225      -        25,225            Bradford & Bingley PLC                        -      222     -       222

                                                7.03% Multi-line Insurance
   986,000          -      -       986,000            ACE Ltd (a)                              54,762        -     -    54,762
   505,900          -      -       505,900            Allstate Corp                            28,578        -     -    28,578
   816,100          -      -       816,100            American International Group Inc         53,251        -     -    53,251
         -      3,008      -         3,008            Assicurazioni Generali SpA                    -      113     -       113
         -      1,569      -         1,569            Assurances Generales de France                -      198     -       198
         -     13,834      -        13,834            Aviva PLC                                     -      202     -       202
         -      6,046      -         6,046            AXA SA                                        -      222     -       222
   341,400      9,600      -       351,000            Hartford Financial Services Group Inc    31,385      883     -    32,268
   444,100          -      -       444,100            HCC Insurance Holdings Inc (a)           14,873        -     -    14,873
         -        279      -           279            Helvetia Patria Holding                       -       75     -        75
         -      6,684      -         6,684            ING Groep NV                                  -      271     -       271
   550,500          -      -       550,500            ING Groep NV ADR                         22,339        -     -    22,339
   168,900          -      -       168,900            Loews Corp                               17,929        -     -    17,929
   500,700      8,800      -       509,500            Metlife, Inc                             26,087      457     -    26,544
                                                                                              249,204    2,421     -   251,625
                                                0.01% Multimedia
         -      7,000      -         7,000            McGraw-Hill Cos Inc/The                       -      390     -       390

                                                0.00% Music
     4,500          -      -         4,500            V2 Music Holdings PLC - Warrant(b)(c)         -        -     -         -

                                                0.58% Non-hazardous Waste Disposal
   555,000          -      -       555,000            Waste Management Inc                     20,790        -     -    20,790

                                                2.41% Oil - Field Services
         -      3,000      -         3,000            Acergy SA (b)                                 -       49     -        49
   706,300          -      -       706,300            Baker Hughes Inc (a)                     57,090        -     -    57,090
         -      6,862      -         6,862            Peak Energy Services Trust                    -       78     -        78
   415,600          -      -       415,600            Schlumberger Ltd                         28,735        -     -    28,735
         -     12,838      -        12,838            Trinidad Energy Services Income Trust         -      210     -       210
                                                                                               85,825      337     -    86,162
                                                1.21% Oil & Gas Drilling
         -      5,700      -         5,700            Diamond Offshore Drilling Inc                 -      517     -       517
   695,000          -      -       695,000            GlobalSantaFe Corp (a)                   42,541        -     -    42,541
         -      7,800      -         7,800            Rowan Cos Inc (a)                             -      346     -       346
                                                                                               42,541      863     -    43,404
                                                0.01% Oil Company - Exploration &
                                                      Production
         -     10,100      -        10,100            NAL Oil & Gas Trust                           -      172     -       172
         -        378      -           378            Total Gabon                                   -      348     -       348
                                                                                                    -      520     -       520
                                                4.15% Oil Company - Integrated
         -      6,703      -         6,703            BP PLC                                        -       82     -        82
   240,500          -      -       240,500            BP PLC ADR                               17,730        -     -    17,730
   330,000          -      -       330,000            Chevron Corp                             20,137        -     -    20,137
   611,800     14,500      -       626,300            ConocoPhillips Co.                       40,929      970     -    41,899
         -      4,635      -         4,635            ENI SpA                                       -      141     -       141
         -     39,540      -        39,540            Exxon Mobil Corp                              -    2,494     -     2,494
   812,300      6,900      -       819,200            Marathon Oil Corp                        64,464      548     -    65,012
         -     10,400      -        10,400            Occidental Petroleum Corp (a)                 -    1,068     -     1,068
         -    116,000      -       116,000            PetroChina Co Ltd                             -      129     -       129
                                                                                              143,260    5,432     -   148,692
                                                0.84% Oil Refining & Marketing
   465,768          -      -       465,768            Valero Energy Corp                       30,154        -     -    30,154

                                                0.10% Paper & Related Products
    80,800          -      -        80,800            Tempe-Inland Inc                          3,752        -     -     3,752

                                                0.50% Pharmacy Services
   387,000      3,000      -       390,000            Caremark Rx Inc (b)                      17,628      137     -    17,765

                                                0.79% Pipelines
   149,400          -      -       149,400            Enterprise Products Partners LP (a)       3,696        -     -     3,696
    93,800          -      -        93,800            Kinder Morgan Energy Partners LP (a)      4,355        -     -     4,355
   224,600          -      -       224,600            Kinder Morgan Inc                        19,769        -     -    19,769
         -      6,500      -         6,500            Questar Corp                                  -      520     -       520
                                                                                               27,820      520     -    28,340
                                                0.00% Power Converter & Supply Equipment
         -        999      -           999            Schneider Electric SA                         -      113     -       113

                                                0.01% Printing - Commercial
         -     11,300      -        11,300            RR Donnelley & Sons Co                        -      381     -       381

                                                1.31% Property & Casualty Insurance
         -      4,625      -         4,625            Admiral Group Plc                             -       56     -        56
         -     61,008      -        61,008            Brit Insurance Holdings Plc                   -      107     -       107
         -    142,898      -       142,898            Chaucer Holdings PLC                          -      182     -       182
   276,800      7,452      -       284,252            Chubb Corp                               14,266      384     -    14,650
         -      2,040      -         2,040            Dongbu Insurance Co Ltd                       -       51     -        51
   750,000          -      -       750,000            Fidelity National Financial Inc          31,485        -     -    31,485
         -    146,562      -       146,562            Highway Insurance Holdings PLC                -      236     -       236
         -      5,113      -         5,113            QBE Insurance Group Ltd                       -       87     -        87
         -     20,984      -        20,984            Royal & Sun Alliance Insurance Group          -       53     -        53
                                                                                               45,751    1,156     -    46,907
                                                0.01% Property Trust
         -     37,886      -        37,886            Babcock & Brown Japan Property Trust          -       51     -        51
         -     21,868      -        21,868            Centro Properties Group                       -      108     -       108
         -     27,881      -        27,881            Macquarie Leisure Trust Group                 -       61     -        61
         -     10,668      -        10,668            Stockland                                     -       55     -        55
                                                                                                    -      275     -       275
                                                0.00% Publishing - Periodicals
         -      1,344      -         1,344            Wolters Kluwer NV                             -       35     -        35

                                                0.01% Quarrying
         -      4,800      -         4,800            Vulcan Materials Co                           -      408     -       408

                                                0.00% Real Estate Magagement & Services
         -        504      -           504            Nexity (b)                                    -       35     -        35

                                                0.01% Real Estate Operator & Developer
         -     35,106      -        35,106            FKP Property Group                            -      141     -       141
         -     29,000      -        29,000            New World Development Ltd                     -       52     -        52
                                                                                                    -      193     -       193
                                                4.33% Regional Banks
   901,096     16,800      -       917,896            Bank of America Corp                     44,983      839     -    45,822
   344,300      8,400      -       352,700            PNC Financial Services Group Inc         24,607      600     -    25,207
   176,500          -      -       176,500            SunTrust Banks Inc                       13,649        -     -    13,649
   560,000     29,600      -       589,600            U.S. Bancorp                             17,606      931     -    18,537
   744,000      9,900      -       753,900            Wells Fargo & Co                         51,105      680     -    51,785
                                                                                              151,950    3,050     -   155,000
                                                0.95% REITS - Apartments
   238,500     20,000      -       258,500            Archstone-Smith Trust                    11,658      978     -    12,636
         -      8,400      -         8,400            AvalonBay Communities Inc                     -      905     -       905
   398,000     30,000      -       428,000            Equity Residential (a)                   17,858    1,346     -    19,204
         -     11,200      -        11,200            Mid-America Apartment Communities Inc         -      594     -       594
         -     29,300      -        29,300            United Dominion Realty Trust Inc (a)          -      796     -       796
                                                                                               29,516    4,619     -    34,135
                                                0.44% REITS - Diversified
   131,000          -      -       131,000            Duke Realty Corp (a)                      4,637        -     -     4,637
         -     12,800      -        12,800            Summit Real Estate Investment Trust           -      286     -       286
         -      3,191      -         3,191            Vastned Offices/Industrial                    -      113     -       113
   102,000      9,500      -       111,500            Vornado Realty Trust (a)                  9,755      908     -    10,663
                                                                                               14,392    1,307     -    15,699
                                                0.23% REITS - Healthcare
   275,400          -      -       275,400            Health Care Property Investors Inc(a)     7,551        -     -     7,551
         -     21,400      -        21,400            Ventas Inc (a)                                -      699     -       699
                                                                                                7,551      699     -     8,250
                                                0.59% REITS - Hotels
         -     25,500      -        25,500            Equity Inns Inc                               -      413     -       413
   918,700     36,100      -       954,800            Host Hotels & Resorts Inc (a)            19,311      759     -    20,070
         -     21,600      -        21,600            Sunstone Hotel Investors Inc                  -      621     -       621
                                                                                               19,311    1,793     -    21,104
                                                0.06% REITS - Mortgage
         -     23,800      -        23,800            Arbor Realty Trust Inc                        -      616     -       616
         -     20,000      -        20,000            CapitalSource Inc (a)                         -      470     -       470
         -     41,500      -        41,500            Gramercy Capital Corp/New York                -    1,031     -     1,031
                                                                                                    -    2,117     -     2,117
                                                0.10% REITS - Office Property
         -     24,822      -        24,822            BioMed Realty Trust Inc                       -      687     -       687
         -     12,200      -        12,200            Boston Properties Inc (a)                     -    1,077     -     1,077
         -     18,000      -        18,000            Equity Office Properties Trust                -      581     -       581
         -     13,000      -        13,000            Kilroy Realty Corp (a)                        -      927     -       927
         -      4,400      -         4,400            SL Green Realty Corp                          -      436     -       436
                                                                                                    -    3,708     -     3,708
                                                0.70% REITS - Regional Malls
         -     16,500      -        16,500            CBL & Associates Properties Inc               -      660     -       660
   119,600          -      -       119,600            General Growth Properties Inc             5,615        -     -     5,615
    81,000      6,000      -        87,000            Macerich Co                               5,931      439     -     6,370
   127,100     24,200      -       151,300            Simon Property Group Inc (a)             10,407    1,982     -    12,389
                                                                                               21,953    3,081     -    25,034
                                                0.45% REITS - Shopping Centers
   123,400     17,200      -       140,600            Developers Diversified Realty Corp        6,565      915     -     7,480
   177,100     26,100      -       203,200            Kimco Realty Corp (a)                     6,576      969     -     7,545
         -     12,000      -        12,000            Tanger Factory Outlet Centers Inc             -      393     -       393
         -     13,500      -        13,500            Weingarten Realty Investors                   -      533     -       533
                                                                                               13,141    2,810     -    15,951
                                                0.27% REITS - Storage
   124,100          -      -       124,100            Public Storage Inc (a)                    9,541        -     -     9,541

                                                0.91% REITS - Warehouse & Industrial
   208,100     13,000      -       221,100            AMB Property Corp                        10,403      650     -    11,053
         -      8,700      -         8,700            EastGroup Properties Inc                      -      388     -       388
   421,300          -      -       421,300            ProLogis                                 21,158        -     -    21,158
                                                                                               31,561    1,038     -    32,599
                                                0.00% Rental - Auto & Equipment
         -     13,084      -        13,084            Ashtead Group PLC                             -       56     -        56

                                                0.98% Retail - Apparel & Shoe
 1,351,600          -      -     1,351,600            Gap Inc                                  24,450        -     -    24,450
         -     53,622      -        53,622            Just Group Ltd                                -      128     -       128
   276,300          -      -       276,300            Nordstrom Inc (a)                        10,591        -     -    10,591
         -      1,973      -         1,973            Reitman's Canada Ltd                          -       40     -        40
                                                                                               35,041      168     -    35,209
                                                0.01% Retail - Building Products
         -      5,100      -         5,100            Home Depot Inc                                -      204     -       204

                                                0.00% Retail - Catalog Shopping
         -      8,475      -         8,475            N Brown Group PLC                             -       34     -        34

                                                0.44% Retail - Drug Store
   532,200          -      -       532,200            CVS Corp                                 15,817        -     -    15,817

                                                0.33% Retail - Jewelry
   336,100          -      -       336,100            Tiffany & Co                             11,727        -     -    11,727

                                                0.02% Retail - Major Department Store
         -      9,900      -         9,900            JC Penney Co Inc                              -      648     -       648

                                                0.95% Retail - Restaurants
   961,200     24,445      -       985,645            McDonald's Corp                          33,229      845     -    34,074

                                                0.40% Semiconductor Component - Integrated
                                                      Circuits
         -      2,339      -         2,339            CSR PLC (b)                                   -       52     -        52
   398,200          -      -       398,200            Linear Technology Corp (a)               14,136        -     -    14,136
                                                                                               14,136       52     -    14,188
                                                0.94% Semiconductor Equipment
 1,873,200          -      -     1,873,200            Applied Materials Inc                    33,624        -     -    33,624
         -     30,500      -        30,500            ASM Pacific Technology                        -      178     -       178
                                                                                               33,624      178     -    33,802
                                                0.00% Shipbuilding
         -      1,882      -         1,882            Aker Yards AS                                 -      150     -       150

                                                0.02% Steel - Producers
         -    148,000      -       148,000            Angang New Steel Co Ltd                       -      129     -       129
         -        420      -           420            Boehler-Uddeholm AG                           -       95     -        95
         -      8,600      -         8,600            Rautaruukki OYJ                               -      301     -       301
         -     11,300      -        11,300            Russel Metals                                 -      252     -       252
         -      2,576      -         2,576            Tubos Reunidos SA                             -       43     -        43
                                                                                                    -      820     -       820
                                                0.76% Telecommunication Equipment
   587,000          -      -       587,000            Harris Corp (a)                          27,337        -     -    27,337

                                                5.36% Telephone - Integrated
   957,500          -      -       957,500            Alltel Corp                              61,634        -     -    61,634
 1,606,800     74,773      -     1,681,573            AT&T Inc (a)                             42,114    1,960     -    44,074
   407,400     25,200      -       432,600            BellSouth Corp (a)                       13,762      851     -    14,613
         -     51,900      -        51,900            Citizens Communications Co (a)                -      689     -       689
         -     38,886      -        38,886            Royal KPN NV                                  -      456     -       456
   674,500          -      -       674,500            Sprint Nextel Corp (a)                   16,728        -     -    16,728
 1,596,900     26,814      -     1,623,714            Verizon Communications Inc (a)           52,746      886     -    53,632
                                                                                              186,984    4,842     -   191,826
                                                0.10% Tobacco
         -     22,383      -        22,383            Altria Group Inc                              -    1,638     -     1,638
         -      9,267      -         9,267            British American Tobacco PLC                  -      236     -       236
         -      6,200      -         6,200            Loews Corp - Carolina Group                   -      318     -       318
         -     11,800      -        11,800            Reynolds American Inc (a)                     -    1,293     -     1,293
                                                                                                    -    3,485     -     3,485
                                                0.02% Tools - Hand Held
         -      6,100      -         6,100            Black & Decker Corp                           -      571     -       571

                                                0.02% Transport - Marine
         -      1,600      -         1,600            Brostrom AB                                   -       35     -        35
         -      7,100      -         7,100            General Maritime Corp                         -      236     -       236
         -    161,000      -       161,000            Pacific Basin Shipping Ltd                    -       72     -        72
         -      2,997      -         2,997            Smit Internationale NV                        -      265     -       265
                                                                                                    -      608     -       608
                                                0.95% Transport - Rail
         -      3,900      -         3,900            Burlington Northern Santa Fe Corp             -      310     -       310
         -     11,100      -        11,100            Norfolk Southern Corp                         -      600     -       600
   361,800          -      -       361,800            Union Pacific Corp                       33,000        -     -    33,000
                                                                                               33,000      910     -    33,910
                                                1.20% Transport - Services
   527,700          -      -       527,700            United Parcel Service Inc Class B        42,781        -     -    42,781

                                                0.00% Trucking & Leasing
         -      3,600      -         3,600            Mullen Group Income Fund                      -      110     -       110

                                                0.01% Water
         -     14,373      -        14,373            AWG PLC                                       -      303     -       303

                                                1.00% Wireless Equipment
 1,553,200          -      -     1,553,200            Nokia Oyj ADR                            35,195        -     -    35,195
                                                      TOTAL COMMON STOCKS                   3,307,712   88,028     - 3,395,740

                                                0.49% PREFERRED STOCKS
                                                0.01% Cellular Telecommunications
         -      9,894      -         9,894            US Cellular Corp                              -      255     -       255

                                                0.05% Commercial Banks
         -     35,300      -        35,300            Cobank ACB (c)                                -    1,641     -     1,641
         -     10,500      -        10,500            Royal Bank of Scotland Group PLC -
                                                      Series N                                      -      251     -       251
                                                                                                    -    1,892     -     1,892
                                                0.02% Diversified Financial Services
         -      2,300      -         2,300            Citigroup Capital VII                         -       58     -        58
         -     19,937      -        19,937            Citigroup Capital VIII                        -      498     -       498
                                                                                                    -      556     -       556
                                                0.05% Electric - Integrated
         -     17,400      -        17,400            Alabama Power Co Series II (b)                -      403     -       403
         -      7,556      -         7,556            Consolidated Edison Co of New York            -      190     -       190
         -      9,140      -         9,140            Dte Energy Trust I                            -      230     -       230
         -      2,185      -         2,185            Energy East Capital Trust I                   -       55     -        55
         -     39,580      -        39,580            Entergy Louisiana LLC                         -    1,004     -     1,004
                                                                                                    -    1,882     -     1,882
                                                0.01% Finance - Consumer Loans
         -      2,300      -         2,300            HSBC Finance Corp  6.000%                     -       52     -        52
         -     11,000      -        11,000            HSBC Finance Corp  6.360%                     -      276     -       276
                                                                                                    -      328     -       328
                                                0.02% Finance - Investment Banker & Broker
         -      5,000      -         5,000            JP Morgan Chase Capital X                     -      126     -       126
         -        700      -           700            Merrill Lynch Preferred Capital Trust I       -       18     -        18
         -      6,100      -         6,100            Merrill Lynch Preferred Capital Trust III     -      154     -       154
         -      4,100      -         4,100            Merrill Lynch Preferred Capital Trust IV      -      104     -       104
         -      2,800      -         2,800            Merrill Lynch Preferred Capital Trust V       -       71     -        71
         -      8,000      -         8,000            Morgan Stanley Capital Trust VI               -      194     -       194
         -      2,300      -         2,300            St Paul Capital Trust I                       -       57     -        57
                                                                                                    -      724     -       724
                                                0.03% Finance - Other Services
         -      2,300      -         2,300            ABN AMRO Capital Funding Trust V              -       52     -        52
         -     14,500      -        14,500            ABN AMRO Capital Funding Trust VII            -      336     -       336
         -     25,500      -        25,500            National Rural Utilities Cooperative
                                                      Finance Corp  5.950%                          -      570     -       570
         -      2,400      -         2,400            National Rural Utilities Cooperative
                                                      Finance Corp  6.100%                          -       53     -        53
                                                                                                    -    1,011     -     1,011
                                                0.01% Financial Guarantee Insurance
         -     23,000      -        23,000            Financial Security Assurance Holdings
                                                      Ltd  6.250%                                   -      522     -       522

                                                0.02% Gas - Distribution
         -     25,385      -        25,385            AGL Capital Trust II                          -      633     -       633

                                                0.00% Life & Health Insurance
         -      3,400      -         3,400            PLC Capital Trust IV                          -       85     -        85
         -      1,700      -         1,700            PLC Capital Trust V                           -       39     -        39
                                                                                                    -      124     -       124
                                                0.01% Money Center Banks
         -      8,000      -         8,000            JPMChase Capital XVI                          -      191     -       191

                                                0.01% Mortgage Banks
         -      5,100      -         5,100            Abbey National PLC  7.250%                    -      128     -       128

                                                0.05% Multi-line Insurance
         -     36,000      -        36,000            Aegon NV                                      -      861     -       861
         -      7,100      -         7,100            Hartford Capital III                          -      178     -       178
         -     10,500      -        10,500            Metlife Inc  6.500%                           -      264     -       264
         -     19,200      -        19,200            XL Capital Ltd  8.000%                        -      493     -       493
                                                                                                    -    1,796     -     1,796
                                                0.02% Pipelines
         -     33,457      -        33,457            TransCanada Pipelines Ltd                     -      848     -       848

                                                0.01% Property & Casualty Insurance
         -      8,100      -         8,100            Berkley W R Capital Trust                     -      190     -       190

                                                0.03% Regional Banks
         -      3,500      -         3,500            BAC Capital Trust III                         -       89     -        89
         -      5,000      -         5,000            Fleet Capital Trust VII                       -      126     -       126
         -      4,700      -         4,700            PNC Capital Trust D                           -      107     -       107
         -      1,500      -         1,500            USB Capital V                                 -       38     -        38
         -      6,000      -         6,000            USB Capital VII                               -      134     -       134
         -     26,100      -        26,100            Wells Fargo Capital IV                        -      657     -       657
                                                                                                    -    1,151     -     1,151
                                                0.01% Reinsurance
         -      3,600      -         3,600            Everest Re Capital Trust II                   -       78     -        78
         -      2,600      -         2,600            PartnerRe Ltd - Series C                      -       63     -        63
         -      6,500      -         6,500            PartnerRe Ltd - Series D                      -      150     -       150
                                                                                                    -      291     -       291
                                                0.03% REITS - Diversified
         -     41,547      -        41,547            Duke Realty Corp - Series L                   -      988     -       988
         -      5,500      -         5,500            Vornado Realty Trust - Series H               -      128     -       128
                                                                                                    -    1,116     -     1,116
                                                0.01% REITS - Office Property
         -     12,800      -        12,800            HRPT Properties Trust - Series B              -      327     -       327

                                                0.02% REITS - Shopping Centers
         -     15,000      -        15,000            Federal Realty Investment Trust               -      380     -       380
         -      1,600      -         1,600            Kimco Realty Corp                             -       39     -        39
         -     14,800      -        14,800            Regency Centers Corp  7.25%                   -      371     -       371
                                                                                                    -      790     -       790
                                                0.01% REITS - Single Tenant
         -     21,000      -        21,000            Realty Income Corp                            -      525     -       525

                                                0.02% REITS - Storage
         -     14,500      -        14,500            Public Storage Inc  6.450%; Seriex X          -      325     -       325
         -     19,000      -        19,000            Public Storage Inc  6.750% (a)                -      449     -       449
                                                                                                    -      774     -       774
                                                0.00% REITS - Warehouse & Industrial
         -      2,800      -         2,800            AMB Property Corp; Series M                   -       66     -        66
         -      1,800      -         1,800            First Industrial Realty Trust Inc             -       44     -        44
                                                                                                    -      110     -       110
                                                0.04% Special Purpose Entity
         -      2,500      -         2,500            Corporate-Backed Trust Certificates -
                                                      Series BER                                    -       26     -        26
         -     10,500      -        10,500            Corporate-Backed Trust Certificates -
                                                      Series DCX                                    -      242     -       242
         -      5,800      -         5,800            Corporate-Backed Trust Certificates -
                                                      Series JPM                                    -      145     -       145
         -     11,700      -        11,700            CORTS Trust for Safeco Capital Trust I        -      320     -       320
         -      1,700      -         1,700            CORTS Trust for Southern Co Capital Tr        -       46     -        46
         -      5,200      -         5,200            PreferredPlus Trust GSC-3                     -      112     -       112
         -      6,100      -         6,100            SATURNS - Series BLS                          -      152     -       152
         -      1,400      -         1,400            SATURNS - Series GS4; 6.00%                   -       31     -        31
         -      5,500      -         5,500            SATURNS - Series GS6; 6.00%                   -      122     -       122
         -      2,300      -         2,300            SATURNS - Series JPM                          -       57     -        57
         -      3,000      -         3,000            Trust Certificates Series 2001-3              -       74     -        74
                                                                                                    -    1,327     -     1,327
                                                0.00% Telephone - Integrated
         -      4,200      -         4,200            AT&T Inc                                      -      106     -       106

                                                0.00% Television
         -      3,800      -         3,800            CBS Corp                                      -       92     -        92
                                                      TOTAL PREFERRED STOCKS                        -   17,689     -    17,689


Principal  Principal Principal Principal
 Amount    Amount    Amount    Amount                                                       Value       Value     Value      Value
(000s)      (000s)    (000s)    (000s)                                                      (000s)      (000s)    (000s)     (000s)
                                      0.80% BONDS
                                      0.32% Cable TV
                                            EchoStar Communcations Corp
  11,650        -    -    11,650                 5.75%, 5/15/2008                             11,548          -      -     11,548

                                      0.06% Electric - Integrated
                                            Georgia Power Capital Trust VI
       -      200    -       200                 4.88%, 11/1/2042                                  -        197      -        197
                                            Texas-New Mexico Power Co
   2,000        -    -     2,000                 6.25%, 1/15/2009                              2,018          -      -      2,018
                                                                                               2,018        197      -      2,215
                                      0.01% Finance - Investment Banker & Broker
                                            Merrill Lynch & Co Inc
     500        -    -       500                 6.375%, 10/15/2008                              513          -      -        513

                                      0.04% Medical - Drugs
                                            American Home Products Corp.
   1,250        -    -     1,250                 7.25%, 3/1/2023                               1,362          -      -      1,362

                                      0.01% Mortgage Banks
                                            Reilly Mortgage FHA
     249        -    -       249                 7.43%, 8/1/2022 (e)                             249          -      -        249

                                      0.01% Multi-line Insurance
                                            Allstate Financing II
       -      312    -       312                 7.83%, 12/1/2045                                  -        327      -        327

                                      0.03% Multimedia
                                            Westinghouse Electric Crop.
   1,000        -    -     1,000                 7.875%, 9/1/2023                              1,055          -      -      1,055

                                      0.04% Oil Company - Integrated
                                            Phillips 66 Capital Trust II
       -    1,475    -     1,475                8.00%, 1/15/2037                                   -      1,553      -      1,553

                                      0.04% Pipelines
                                            KN Capital Trust III
       -    1,350    -     1,350                 7.63%, 4/15/2028                                  -      1,404      -      1,404

                                      0.12% Rental - Auto & Equipment
                                            Erac USA Finance Co
   4,000        -    -     4,000                 7.35%, 6/15/2008 (c)                          4,145                 -      4,145

                                      0.12% Telecommunication Services
                                            TELUS Corp
   4,000        -    -     4,000                 8.00%, 6/1/2011                               4,395                 -      4,395
                                            TOTAL BONDS                                       25,285      3,481      -     28,766

                                      1.23% U.S. GOVERNMENT & GOVERNMENT
                                            AGENCY OBLIGATIONS
                                      0.01% Federal Home Loan Mortgage Corporation
                                            (FHLMC)
     211        -    -       211                 6.50%, 9/1/2030                                 215          -      -        215
     103        -    -       103                 7.00%, 9/1/2030                                 106          -      -        106
                                                                                                 321          -      -        321
                                      1.22% U.S. Treasury
  30,000        -    -    30,000                 3.00%, 12/31/2006                            29,621          -      -     29,621
  15,000        -    -    15,000                 4.25%, 11/15/2014                            14,184          -      -     14,184
                                                                                              43,805          -      -     43,805
                                            TOTAL U.S. GOVERNMENT & GOVERNMENT
                                            AGENCY OBLIGATIONS                                44,126          -      -     44,126

                                      0.37% MONEY MARKET FUNDS (12.10%)
       -   13,299    -    13,299            BNY Institutional Cash Reserve Fund (d)                -     13,299      -     13,299
                                            TOTAL MONEY MARKET FUNDS                               -     13,299      -     13,299

                                      5.61% SHORT TERM INVESTMENTS
 200,715        -    -   200,715            Mellon GSL DBT II Collateral Fund (d)            200,715                 -    200,715
                                            TOTAL SHORT TERM INVESTMENTS                     200,715          -      -    200,715

                                      2.22% REPURCHASE AGREEMENTS
  79,492        -    -    79,492            Agreement with Credit Suissse First Boston
                                            Corp, 4.66% dated 4/28/2006, to be
                                            repurchased at $79,523 on 5/1/2006
                                            (collateralized by U.S. Treasury obligations,
                                            having various interest rates and maturities,
                                            market value $81,182)
                                            TOTAL REPURCHASE AGREEMENTS                       79,492          -      -     79,492
                                    105.62% Total Investments                              3,657,330    122,497      -  3,779,827
                                     -5.62% Liabilities in Excess of Other Assets, Net      (188,418)   (12,624)     -   (201,042)
                                    100.00% TOTAL NET ASSETS                               3,468,912    109,873      -  3,578,785


(a) Security or portion of the security was on loan at the end of the period

(b) Non-Income Producing Security

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionss exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are considered illiquid. At the end of the period, the value of these securites totaled $19,715 (in thousands) or 0.55% of net assets

(d) Security was purchased with the cash proceeds from secuirties loans

(e) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $249 (in thousands) or 0.01% of net assets.

(f) Foreign shares

                                            Unrealized Appreciation (Depreciation)
                                            Unrealized Appreciation                           592,119     12,400     -    604,519
                                            Unrealized Depreciation                           (17,229)    (2,341)    -    (19,570)
                                            Net Unrealized Appreciation (Depreciation)        574,890     10,059     -    584,949
                                            Cost for federal income tax purposes            3,082,440    112,438     -  3,194,878

As of April 30, 2006, all securities held by the Acquired Funds would comply with the investment restrictions of the Acquiring Fund.

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments
April 30, 2006 (unaudited)

                         PIF                                                                                      PIF
  WM Growth      Disciplined                                                              WM Growth       Disciplined
   & Income         LargeCap                                                               & Income          LargeCap
       Fund       Blend Fund    Combined                                                       Fund        Blend Fund      Combined
     Shares           Shares      Shares                                                      Value             Value         Value
       Held             Held        Held                                                     (000s)            (000s)        (000s)
                                                97.49%  COMMON STOCKS
                                                0.08%  Advertising Agencies

          -           27,686      27,686               Omnicom Group Inc (a)                      -             2,492         2,492

                                                3.02%  Aerospace & Defense

    484,000           74,092     558,092               Boeing Co                             40,390             6,183        46,573

          -           61,370      61,370               General Dynamics Corp                      -             4,027         4,027

    529,000           70,422     599,422               Lockheed Martin Corp (a)              40,151             5,345        45,496

          -           40,828      40,828               Rockwell Collins Inc                       -             2,335         2,335

                                                                                             80,541            17,890        98,431
                                                       Aerospace & Defense
                                                0.22%  Equipment

          -          112,745     112,745               United Technologies Corp                   -             7,082         7,082

                                                0.50%  Airlines

    658,000                -     658,000               AMR Corp (a) (b)                      16,213                 -        16,213

                                                0.11%  Apparel Manufacturers

          -          106,141     106,141               Coach Inc (b)                              -             3,505         3,505

                                                1.99%  Applications Software

          -           91,172      91,172               Citrix Systems Inc (b)                     -             3,640         3,640

  1,798,000          733,413   2,531,413               Microsoft Corp                        43,422            17,712        61,134

                                                                                             43,422            21,352        64,774
                                                0.11%  Athletic Footwear

          -           44,912      44,912               Nike Inc                                   -             3,676         3,676

                                                       Auto - Medium & Heavy Duty
                                                0.05%  Trucks

          -           28,922      28,922               Oshkosh Truck Corp                         -             1,770         1,770

                                                       Auto/Truck Parts &
                                                0.07%  Equipment - Original

          -           26,530      26,530               Johnson Controls Inc (a)                   -             2,164         2,164

                                                2.04%  Beverages - Non-alcoholic

          -          215,553     215,553               Coca-Cola Co/The                           -             9,045         9,045

    793,000          193,612     986,612               PepsiCo Inc                           46,184            11,276        57,460

                                                                                             46,184            20,321        66,505
                                                       Building - Residential &
                                                0.04%  Commercial

          -           37,765      37,765               Pulte Homes Inc (a)                        -             1,411         1,411

                                                       Building Products - Cement
                                                0.14%  & Aggregate
                                                       Florida Rock Industries Inc
          -           33,684      33,684               (a)                                        -             2,101         2,101
                                                       Martin Marietta Materials
          -           21,778      21,778               Inc                                        -             2,312         2,312

                                                                                                  -             4,413         4,413
                                                1.15%  Cable TV

  1,072,999           74,200   1,147,199               Comcast Corp (a) (b)                  33,209             2,296        35,505

          -          105,800     105,800               DIRECTV Group Inc/The (b)                  -             1,808         1,808

                                                                                             33,209             4,104        37,313
                                                0.08%  Casino Services
                                                       International Game
          -           70,609      70,609               Technology                                 -             2,678         2,678

                                                0.66%  Chemicals - Diversified

          -           29,174      29,174               Dow Chemical Co/The                        -             1,185         1,185

                                                       El Du Pont de Nemours & Co
    387,000                -     387,000               (a)                                   17,067                 -        17,067

          -           66,103      66,103               Rohm & Haas Co                             -             3,345         3,345

                                                                                             17,067             4,530        21,597
                                                0.12%  Coatings & Paint

          -           46,160      46,160               Sherwin-Williams Co/The                    -             2,351         2,351

          -           58,180      58,180               Valspar Corp                               -             1,647         1,647

                                                                                                  -             3,998         3,998
                                                0.17%  Commercial Banks

          -          142,208     142,208               AmSouth Bancorp (a)                        -             4,116         4,116


          -           51,750      51,750               Colonial BancGroup Inc/The                 -             1,341         1,341

                                                                                                  -             5,457         5,457
                                                       Commercial Services -
                                                0.08%  Finance

          -           68,038      68,038               Equifax Inc                                -             2,622         2,622

                                                0.66%  Computer Aided Design

    410,000          101,347     511,347               Autodesk Inc (b)                      17,236             4,261        21,497

                                                3.97%  Computers

    180,000           99,311     279,311               Apple Computer Inc (b)                12,670             6,991        19,661

          -           87,130      87,130               Dell Inc (a)(b)                            -             2,283         2,283

  1,451,000          290,499   1,741,499               Hewlett-Packard Co                    47,114             9,432        56,546
                                                       International Business
    517,000           98,587     615,587               Machines Corp                         42,570             8,117        50,687

                                                                                            102,354            26,823       129,177
                                                       Computers - Integrated
                                                0.10%  Systems

          -           81,311      81,311               NCR Corp (a)(b)                            -             3,204         3,204

                                                0.11%  Computers  -Memory Devices

          -          259,984     259,984               EMC Corp/Massachusetts (b)                 -             3,512         3,512

                                                       Consumer Products -
                                                0.10%  Miscellaneous

          -           56,816      56,816               Kimberly-Clark Corp                        -             3,325         3,325

                                                1.83%  Cosmetics & Toiletries

          -           64,642      64,642               Colgate-Palmolive Co                       -             3,822         3,822

    677,000          278,766     955,766               Procter & Gamble Co                   39,408            16,227        55,635

                                                                                             39,408            20,049        59,457
                                                1.66%  Cruise Lines

  1,151,000                -   1,151,000               Carnival Corp (a)                     53,890                 -        53,890

                                                1.83%  Data Processing & Management
                                                       Automatic Data Processing
                      85,728      85,728               Inc                                                      3,779         3,779

  1,133,000                -   1,133,000               First Data Corp                       54,033                 -        54,033

                      37,419      37,419               Global Payments Inc                                      1,775         1,775

                                                                                             54,033             5,554        59,587
                                                0.05%  Direct Marketing

          -           63,474      63,474               Harte-Hanks Inc                            -             1,733         1,733

                                                0.11%  Disposable Medical Products

          -           47,627      47,627               CR Bard Inc                                -             3,546         3,546

                                                0.07%  Distribution & Wholesale

          -           53,753      53,753               Genuine Parts Co                           -             2,346         2,346

                                                       Diversified Manufacturing
                                                6.21%  Operations

          -           68,246      68,246               3M Co                                      -             5,830         5,830

          -           19,186      19,186               Cooper Industries Ltd                      -             1,755         1,755

          -           26,195      26,195               Eaton Corp                                 -             2,008         2,008

  1,887,000          722,937   2,609,937               General Electric Co (c)               65,271            25,006        90,277

  1,327,000           11,733   1,338,733               Honeywell International Inc           56,397               499        56,896

          -           38,104      38,104               Illinois Tool Works Inc                    -             3,913         3,913

          -           95,935      95,935               Ingersoll-Rand Co Ltd                      -             4,197         4,197

          -           34,087      34,087               ITT Industries Inc (a)                     -             1,917         1,917

          -           22,114      22,114               Parker Hannifin Corp                       -             1,792         1,792

  1,274,000                -   1,274,000               Tyco International Ltd                33,570                 -        33,570

                                                                                            155,238            46,917       202,155
                                                0.35%  Diversified Minerals

    525,000                -     525,000               Anglo American PLC ADR                11,314                 -        11,314

                                                0.04%  Drug Delivery Systems

          -           36,738      36,738               Hospira Inc (a)(b)                         -             1,416         1,416

                                                0.06%  Electric - Generation

          -          106,480     106,480               AES Corp/The (b)                           -             1,807         1,807

                                                2.53%  Electric - Integrated

          -           50,008      50,008               Allegheny Energy Inc (b)                   -             1,782         1,782

          -          181,463     181,463               Duke Energy Corp                           -             5,284         5,284

          -           32,896      32,896               Edison International                       -             1,329         1,329

          -           74,849      74,849               Exelon Corp                                -             4,042         4,042

          -          100,016     100,016               FirstEnergy Corp                           -             5,072         5,072

    874,000                -     874,000               FPL Group Inc (a)                     34,610                 -        34,610

    616,000                -     616,000               Pinnacle West Capital Corp            24,702                 -        24,702

                     110,027     110,027               TXU Corp                                   -             5,461         5,461

                                                                                             59,312            22,970        82,282
                                                       Electric Products -
                                                0.16%  Miscellaneous

          -           62,942      62,942               Emerson Electric Co                        -             5,347         5,347

                                                       Electronic Components -
                                                2.06%  Semiconductors
                                                       Advanced Micro Devices Inc
          -           80,629      80,629               (b)                                        -             2,608         2,608

          -          110,086     110,086               Broadcom Corp (a)(b)                       -             4,526         4,526
                                                       Freescale Semiconductor Inc
          -           81,311      81,311               - B Shares (b)                             -             2,575         2,575

  1,222,000          374,808   1,596,808               Intel Corp                            24,415             7,489        31,904

    437,000                -     437,000               Microchip Technology Inc              16,283                 -        16,283

          -           64,296      64,296               National Semiconductor Corp                -             1,928         1,928

          -           74,166      74,166               Nvidia Corp (b)                            -             2,167         2,167

          -          146,625     146,625               Texas Instruments Inc                      -             5,089         5,089

                                                                                             40,698            26,382        67,080
                                                0.05%  Electronic Connectors

          -           25,860      25,860               Thomas & Betts Corp (b)                    -             1,473         1,473

                                                0.13%  Electronic Forms

          -          110,905     110,905               Adobe Systems Inc (b)                      -             4,347         4,347

                                                       Electronic Measurement
                                                0.09%  Instruments

          -           73,149      73,149               Agilent Technologies Inc (b)               -             2,810         2,810

                                                       Electronic Parts
                                                0.04%  Distribution

          -           51,590      51,590               Avnet Inc (b)                              -             1,349         1,349

                                                       Enterprise Software &
                                                0.03%  Services


          -           69,026      69,026               Oracle Corp (b)                            -             1,007         1,007

                                                0.08%  Finance - Commercial

          -           47,291      47,291               CIT Group Inc                              -             2,554         2,554

                                                0.22%  Finance - Credit Card

          -          135,507     135,507               American Express Co                        -             7,292         7,292

                                                       Finance - Investment Banker
                                                5.63%  & Broker

          -           34,702      34,702               Bear Stearns Cos Inc/The                   -             4,945         4,945

  1,135,000          355,314   1,490,314               Citigroup Inc (c)                     56,693            17,748        74,441

          -           58,927      58,927               Goldman Sachs Group Inc                    -             9,445         9,445

  1,481,000          200,615   1,681,615               JPMorgan Chase & Co                   67,208             9,104        76,312
                                                       Lehman Brothers Holdings
          -           49,607      49,607               Inc                                        -             7,498         7,498

          -           83,389      83,389               Merrill Lynch & Co Inc                     -             6,359         6,359

          -           66,242      66,242               Morgan Stanley                             -             4,260         4,260

                                                                                            123,901            59,359       183,260
                                                       Finance - Mortgage
                                                1.48%  Loan/Banker

          -           20,750      20,750               Fannie Mae                                 -             1,050         1,050

    755,000           19,387     774,387               Freddie Mac                           46,100             1,184        47,284

                                                                                             46,100             2,234        48,334
                                                       Financial Guarantee
                                                0.07%  Insurance

          -           33,270      33,270               MGIC Investment Corp                       -             2,352         2,352

                                                0.88%  Food - Confectionery

    510,100           28,921     539,021               Hershey Co/The (a)                    27,209             1,543        28,752

                                                       Food -
                                                0.28%  Miscellaneous/Diversified

          -           63,130      63,130               Campbell Soup Co (a)                       -             2,029         2,029

          -           62,326      62,326               General Mills Inc                          -             3,075         3,075

          -           87,600      87,600               Kellogg Co                                 -             4,057         4,057

                                                                                                  -             9,161         9,161
                                                0.80%  Food - Retail

  1,157,800          120,981   1,278,781               Kroger Co/The                         23,457             2,451        25,908

                                                0.06%  Gas - Distribution

          -           52,389      52,389               Energen Corp                               -             1,848         1,848

                                                0.07%  Home Decoration Products

          -           86,008      86,008               Newell Rubbermaid Inc                      -             2,358         2,358

                                                0.06%  Hotels & Motels

          -           25,513      25,513               Marriott International Inc                 -             1,864         1,864

                                                       Industrial Automation &
                                                0.49%  Robots

    221,000                -     221,000               Rockwell Automation Inc (a)           16,014                 -        16,014

                                                0.12%  Insurance Brokers

          -           93,867      93,867               AON Corp                                   -             3,934         3,934

                                                0.04%  Investment Companies
                                                       American Capital Strategies
          -           33,684      33,684               Ltd (a)                                    -             1,173         1,173

                                                       Investment Management &
                                                0.27%  Advisory Services

          -           52,735      52,735               Franklin Resources Inc                     -             4,911         4,911

          -           13,238      13,238               Legg Mason Inc                             -             1,568         1,568

          -           45,115      45,115               Nuveen Investments Inc                     -             2,171         2,171

                                                                                                  -             8,650         8,650
                                                0.47%  Life & Health Insurance

          -           35,720      35,720               Cigna Corp                                 -             3,822         3,822

          -           72,122      72,122               Lincoln National Corp                      -             4,189         4,189

          -           94,917      94,917               Prudential Financial Inc                   -             7,416         7,416

                                                                                                  -            15,427        15,427
                                                       Machinery - Construction &
                                                1.02%  Mining

    346,000           70,010     416,010               Caterpillar Inc                       26,206             5,303        31,509

          -           24,000      24,000               Joy Global Inc (a)                         -             1,576         1,576

                                                                                             26,206             6,879        33,085
                                                0.35%  Medical - Biomedical/Gene

          -          116,383     116,383               Amgen Inc (b)                              -             7,879         7,879

          -           59,533      59,533               Genzyme Corp (b)                           -             3,641         3,641

                                                                                                  -            11,520        11,520
                                                3.22%  Medical - Drugs

          -          136,899     136,899               Abbott Laboratories                        -             5,851         5,851

    551,000                -     551,000               Bristol-Myers Squibb Co (a)           13,984                 -        13,984

          -           34,356      34,356               Eli Lilly & Co                             -             1,818         1,818
                                                       King Pharmaceuticals Inc
          -           64,642      64,642               (a)(b)                                     -             1,124         1,124

          -          185,714     185,714               Merck & Co Inc                             -             6,392         6,392

  1,270,000          620,499   1,890,499               Pfizer Inc                            32,169            15,717        47,886


          -          182,686     182,686               Schering-Plough Corp                       -             3,529         3,529

    352,000          148,194     500,194               Wyeth                                 17,132             7,214        24,346

                                                                                             63,285            41,645       104,930
                                                1.90%  Medical - Generic Drugs

          -           41,850      41,850               Barr Pharmaceuticals Inc (b)               -             2,534         2,534
                                                       Teva Pharmaceutical
  1,463,000                -   1,463,000               Industries Ltd ADR (a)                59,251                 -        59,251

                                                                                             59,251             2,534        61,785
                                                1.09%  Medical - HMO

          -          123,428     123,428               Aetna Inc                                  -             4,752         4,752

          -          127,779     127,779               UnitedHealth Group Inc                     -             6,356         6,356

    263,000           79,135     342,135               WellPoint Inc (b)                     18,673             5,618        24,291

                                                                                             18,673            16,726        35,399
                                                       Medical - Wholesale Drug
                                                1.21%  Distribution

          -           40,828      40,828               AmerisourceBergen Corp                     -             1,762         1,762

    560,000                -     560,000               Cardinal Health Inc                   37,716                 -        37,716

                                                                                             37,716             1,762        39,478

                                                1.48%  Medical Instruments

    943,000           16,589     959,589               Medtronic Inc (a)                     47,263               831        48,094

                                                2.77%  Medical Products

    601,000                -     601,000               Baxter International Inc              22,658                 -        22,658

    172,000           50,354     222,354               Becton Dickinson & Co                 10,843             3,174        14,017

    714,000          201,332     915,332               Johnson & Johnson                     41,848            11,800        53,648

                                                                                             75,349            14,974        90,323

                                                1.28%  Metal - Aluminum

  1,231,000                -   1,231,000               Alcoa Inc                             41,583                 -        41,583

                                                0.09%  Metal - Diversified
                                                       Freeport-McMoRan Copper &
          -           44,909      44,909               Gold Inc                                   -             2,900         2,900

                                                       Metal Processors &
                                                0.06%  Fabrication

          -           30,621      30,621               Precision Castparts Corp                   -             1,929         1,929

                                                6.25%  Multi-line Insurance

    984,800                -     984,800               ACE Ltd                               54,696                 -        54,696

  1,063,000           14,014   1,077,014               Allstate Corp/The                     60,049               792        60,841
                                                       American International
    594,000          170,275     764,275               Group Inc                             38,758            11,110        49,868

          -           40,483      40,483               Assurant Inc (a)                           -             1,950         1,950

          -           66,677      66,677               Genworth Financial Inc (a)                 -             2,214         2,214
                                                       Hartford Financial Services
    231,000           62,260     293,260               Group Inc                             21,236             5,724        26,960

          -          132,337     132,337               Metlife Inc (a)                            -             6,894         6,894

                                                                                            174,739            28,684       203,423
                                                1.02%  Multimedia

          -           62,260      62,260               McGraw-Hill Cos Inc/The                    -             3,465         3,465

          -          114,314     114,314               News Corp                                  -             1,962         1,962

          -          194,630     194,630               Time Warner Inc                            -             3,387         3,387

    514,500           32,765     547,265               Viacom Inc (b)                        20,493             1,305        21,798

          -           94,408      94,408               Walt Disney Co (a)                         -             2,639         2,639

                                                                                             20,493            12,758        33,251
                                                0.37%  Networking Products

          -          579,775     579,775               Cisco Systems Inc (b)                      -            12,146        12,146

                                                0.38%  Non-hazardous Waste Disposal

    329,000                -     329,000               Waste Management Inc                  12,325                 -        12,325

                                                0.05%  Office Supplies & Forms

          -           25,520      25,520               Avery Dennison Corp                        -             1,595         1,595

                                                2.22%  Oil - Field Services

          -           51,030      51,030               Baker Hughes Inc                           -             4,125         4,125

          -           79,263      79,263               BJ Services Co (a)                         -             3,016         3,016

          -           92,737      92,737               Halliburton Co (a)                         -             7,247         7,247

    806,000           31,984     837,984               Schlumberger Ltd                      55,727             2,211        57,938

                                                                                             55,727            16,599        72,326
                                                3.26%  Oil & Gas Drilling

    595,000           38,447     633,447               ENSCO International Inc               31,827             2,057        33,884

  1,127,000                -   1,127,000               GlobalSantaFe Corp (a)                68,984                 -        68,984

          -           26,540      26,540               Helmerich & Payne Inc                      -             1,931         1,931

          -           28,473      28,473               Rowan Cos Inc (a)                          -             1,261         1,261

                                                                                            100,811             5,249       106,060
                                                       Oil Company - Exploration &
                                                0.18%  Production

          -            8,799       8,799               Anadarko Petroleum Corp (a)                -               922           922

          -           84,061      84,061               Devon Energy Corp                          -             5,053         5,053

                                                                                                  -             5,975         5,975
                                                4.82%  Oil Company - Integrated

    617,000                -     617,000               BP PLC ADR                            45,485                 -        45,485

          -          130,844     130,844               Chevron Corp                               -             7,984         7,984

          -          100,737     100,737               ConocoPhillips                             -             6,739         6,739

    852,000          487,414   1,339,414               Exxon Mobil Corp                      53,744            30,746        84,490

          -           54,771      54,771               Marathon Oil Corp                          -             4,347         4,347

          -           76,068      76,068               Occidental Petroleum Corp                  -             7,815         7,815

                                                                                             99,229            57,631       156,860
                                                       Oil Field Machinery &
                                                0.79%  Equipment

                      40,828      40,828               Cooper Cameron Corp (b)                                  2,051         2,051

                      32,321      32,321               Grant Prideco Inc (b)                                    1,655         1,655
                                                       National Oilwell Varco Inc
    318,000                -     318,000               (a) (b)                               21,932                 -        21,932

                                                                                             21,932             3,706        25,638
                                                0.05%  Oil Refining & Marketing

          -           23,445      23,445               Valero Energy Corp                         -             1,518         1,518

                                                0.04%  Optical Supplies

          -           12,243      12,243               Alcon Inc                                  -             1,245         1,245

                                                0.07%  Paper & Related Products

          -           48,715      48,715               Temple-Inland Inc                          -             2,262         2,262

                                                0.95%  Pharmacy Services

          -           72,468      72,468               Caremark Rx Inc                            -             3,301         3,301

          -           21,096      21,096               Express Scripts Inc (b)                    -             1,648         1,648

    458,300                -     458,300               Omnicare Inc (a)                      25,990                 -        25,990

                                                                                             25,990             4,949        30,939
                                                0.06%  Pipelines

          -           25,792      25,792               Questar Corp                               -             2,065         2,065

                                                       Property & Casualty
                                                0.62%  Insurance

          -           97,980      97,980               Chubb Corp                                 -             5,050         5,050
                                                       Fidelity National Financial
    319,000                -     319,000               Inc                                   13,392                 -        13,392

          -           34,356      34,356               Safeco Corp                                -             1,783         1,783

                                                                                             13,392             6,833        20,225
                                                0.10%  Quarrying

          -           36,738      36,738               Vulcan Materials Co                        -             3,121         3,121

                                                6.72%  Regional Banks

  1,448,000          416,408   1,864,408               Bank of America Corp                  72,284            20,787        93,071

          -          134,382     134,382               Keycorp                                    -             5,136         5,136
                                                       PNC Financial Services
          -           81,311      81,311               Group Inc                                  -             5,811         5,811

          -          178,437     178,437               US Bancorp                                 -             5,610         5,610

    764,000          110,980     874,980               Wachovia Corp                         45,726             6,642        52,368

    719,000          109,238     828,238               Wells Fargo & Co                      49,388             7,504        56,892

                                                                                            167,398            51,490       218,888
                                                0.08%  REITS - Regional Malls

          -           30,145      30,145               Simon Property Group Inc                   -             2,468         2,468

                                                0.11%  Retail - Apparel & Shoe

          -           96,724      96,724               Nordstrom Inc                              -             3,707         3,707

                                                0.45%  Retail - Building Products

          -          218,443     218,443               Home Depot Inc                             -             8,722         8,722

          -           91,854      91,854               Lowe's Cos Inc                             -             5,792         5,792

                                                                                                  -            14,514        14,514
                                                       Retail - Consumer
                                                0.16%  Electronics

          -           51,371      51,371               Best Buy Co Inc                            -             2,911         2,911

          -           79,947      79,947               Circuit City Stores Inc                    -             2,298         2,298

                                                                                                  -             5,209         5,209
                                                2.21%  Retail - Discount

    512,000           15,660     527,660               Costco Wholesale Corp                 27,868               852        28,720

          -           91,855      91,855               Target Corp                                -             4,878         4,878

    695,000          154,245     849,245               Wal-Mart Stores Inc                   31,296             6,946        38,242

                                                                                             59,164            12,676        71,840
                                                0.06%  Retail - Drug Store

          -           47,627      47,627               Walgreen Co                                -             1,997         1,997

                                                       Retail - Major Department
                                                0.14%  Store

          -           71,678      71,678               JC Penney Co Inc                           -             4,692         4,692

                                                0.09%  Retail - Office Supplies

          -          116,553     116,553               Staples Inc                                -             3,078         3,078

                                                       Retail - Regional
                                                0.83%  Department Store

    484,000                -     484,000               Kohl's Corp (b)                       27,026                 -        27,026

                                                0.30%  Retail - Restaurants

          -           94,885      94,885               Darden Restaurants Inc                     -             3,757         3,757

          -          177,419     177,419               McDonald's Corp                            -             6,134         6,134

                                                                                                  -             9,891         9,891
                                                0.05%  Semiconductor Equipment

          -           34,702      34,702               Lam Research Corp (b)                      -             1,696         1,696

                                                0.17%  Steel - Producers

          -           50,346      50,346               Nucor Corp                                 -             5,479         5,479

                                                0.05%  Telecommunication Equipment

          -           36,066      36,066               Harris Corp                                -             1,680         1,680

                                                       Telecommunication Equipment
                                                0.04%  - Fiber Optics

          -           42,734      42,734               Corning Inc (b)                            -             1,181         1,181

                                                0.06%  Telecommunication Services

          -           55,452      55,452               Amdocs Ltd (b)                             -             2,063         2,063

                                                2.36%  Telephone - Integrated

  1,160,000          333,062   1,493,062               AT&T Inc                              30,404             8,730        39,134

          -          177,690     177,690               BellSouth Corp                             -             6,002         6,002
                                                       Citizens Communications Co
          -          133,360     133,360               (a)                                        -             1,771         1,771
                                                       Qwest Communications
          -          506,160     506,160               International Inc (a)(b)                   -             3,396         3,396

          -          140,508     140,508               Sprint Nextel Corp                         -             3,485         3,485

    546,000          154,558     700,558               Verizon Communications Inc            18,034             5,105        23,139

                                                                                             48,438            28,489        76,927
                                                0.55%  Television

    699,500                -     699,500               CBS Corp                              17,816                 -        17,816

                                                0.17%  Therapeutics

          -           95,935      95,935               Gilead Sciences Inc (b)                    -             5,516         5,516


                                                0.52%  Tobacco

          -          175,719     175,719               Altria Group Inc (a)                       -            12,856        12,856

          -           23,131      23,131               Reynolds American Inc (a)                  -             2,536         2,536

          -           33,339      33,339               UST Inc (a)                                -             1,464         1,464

                                                                                                  -            16,856        16,856
                                                0.08%  Tools - Hand Held

          -           28,576      28,576               Black & Decker Corp (a)                    -             2,675         2,675

                                                0.26%  Transport - Rail
                                                       Burlington Northern Santa
          -           59,879      59,879               Fe Corp                                    -             4,762         4,762

          -           68,723      68,723               Norfolk Southern Corp                      -             3,711         3,711

                                                                                                  -             8,473         8,473
                                                0.11%  Transport - Services
                                                       United Parcel Service Inc
          -           45,556      45,556               (a)                                        -             3,693         3,693

                                                0.29%  Web Portals

          -           19,901      19,901               Google Inc (b)                             -             8,317         8,317

          -           38,545      38,545               Yahoo! Inc (a)(b)                          -             1,264         1,264

                                                                                                  -             9,581         9,581
                                                2.04%  Wireless Equipment

  2,020,000          303,120   2,323,120               Motorola Inc                          43,127             6,472        49,599

    252,000           75,964     327,964               Qualcomm Inc                          12,938             3,901        16,839

                                                                                             56,065            10,373        66,438

                                                       TOTAL COMMON STOCKS                2,276,671           897,356     3,174,027

  Principal        Principal   Principal
Aount (000s)    Amount (000s) Amount (000s)                                               Value (000s)    Value (000s) Value (000s)
                                                5.84%  SHORT TERM INVESTMENTS
                                                       Investment in Joint Trading
                                                       Account; Federal Home Loan
          -           40,052      40,052               Bank; 4.65%, 5/ 1/2006                     -            40,052        40,052
                                                       Mellon GSL DBT Collateral
    150,151                -     150,151               Fund (d)                             150,151                 -       150,151
                                                       TOTAL SHORT TERM
                                                       INVESTMENTS                          150,151            40,052       190,203

                                                1.94%  MONEY MARKET FUNDS
                                                       BNY Institutional Cash
          -           63,272      63,272               Reserve Fund (d)                           -            63,272        63,272

                                                       TOTAL MONEY MARKET FUNDS                   -            63,272        63,272

                                                1.78%  REPURCHASE AGREEMENTS
                                                       Agreement with Credit
                                                       Suisse First Boston
                                                       Corporation, 4.660% dated
                                                       04/28/2006, to be
                                                       repurchased at $57,912,000
                                                       on 05/01/2006
                                                       (collateralized by U.S.
                                                       Treasury obligations,
                                                       having various interest
                                                       rates and maturities,
     57,890                -      57,890               market value $59,121,000)             57,890                 -        57,890

                                                       TOTAL REPURCHASE AGREEMENTS           57,890                 -        57,890

                                              107.05%  Total Investments                  2,484,712         1,000,680     3,485,392
                                                       Liabilities in Excess of
                                               -7.05%  Other Assets, Net                  (133,357)          (96,101)     (229,458)

                                              100.00%  TOTAL NET ASSETS                   2,351,355           904,579     3,255,934

(a)  Security or portion of the security was on loan at the end of the period

(b)  Non-Income Producing Security

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $12,358 (in thousands) or 0.38% of net assets.

(d)  Security was purchased with the cash proceeds from secuirties loans

                                                          PIF
                                  WM Growth       Disciplined
                                   & Income          LargeCap
                                       Fund        Blend Fund      Combined
                                      Value             Value         Value
                                     (000s)            (000s)        (000s)

Unrealized Appreciation
(Depreciation)

Unrealized Appreciation              621,267            84,531         705,798

Unrealized Depreciation             (33,301)          (20,718)        (54,019)
Net Unrealized Appreciation
(Depreciation)                       587,966            63,813         651,779
Cost for federal income tax
purposes                           1,896,746           936,867       2,833,613

                          SCHEDULE OF FUTURES CONTRACTS

                                                                                      Opening           Current      Unrealized
                                      Contract Type                    Commitment   Market Value      Market Value   Gain(Loss)
                                                                                        (000s)          (000s)         (000s)
PIF Disciplined LargeCap Blend Fund  FUTURES CONTRACTS
                                     18 S&P 500 June 2006
                                     PIF Disciplined LargeCap Blend Fund     Buy        5,902             5,922              20

As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

    The accompanying notes are an integral part of the financial statements.

                                                      Schedule of Investments
                                                    April 30, 2006 (unaudited)
   WM Money       PIF Money                                                                 WM Money     PIF Money
  Market Fund    Market Fund      Combined                                                 Market Fund  Market Fund    Combined
                 ------------- ---------------                                             ------------ ------------ --------------
----------------
   Principal      Principal      Principal
 Amount (000s)      Amount     Amount (000s)                                                  Value        Value     Value (000s)
                    (000s)                                                                   (000s)       (000s)
---------------- ------------- ---------------                                             ------------ ------------ --------------
                                                   45.21%  COMMERCIAL PAPER
                                                    0.26%  Aerospace & Defense Equipment
                                                           United Technologies Corp
        $     -     $   4,030       $   4,030              4.76%, 5/ 5/2006                    $     -    $   4,028      $   4,028

                                                    3.23%  Asset Backed Securities
                                                           CAFCO
              -         5,000           5,000              4.59%, 5/ 1/2006                          -        5,000          5,000
              -         3,500           3,500              4.65%, 5/ 9/2006                          -        3,496          3,496
              -         5,000           5,000              4.79%, 6/ 9/2006                          -        4,974          4,974
              -         4,000           4,000              4.89%, 6/16/2006                          -        3,975          3,975
                                                           FCAR Owner Trust I
              -         3,900           3,900              4.68%, 6/ 5/2006                          -        3,882          3,882
              -         4,970           4,970              4.80%, 6/ 9/2006                          -        4,944          4,944
              -         3,900           3,900              4.99%, 7/18/2006                          -        3,858          3,858
              -         5,000           5,000              4.91%, 7/20/2006                          -        4,945          4,945
                                                           Windmill Funding
              -         3,885           3,885              4.67%, 5/ 5/2006                          -        3,883          3,883
              -         2,630           2,630              4.86%, 5/25/2006                          -        2,621          2,621
              -         4,000           4,000              4.90%, 6/12/2006                          -        3,977          3,977
              -         4,000           4,000              4.86%, 6/28/2006                          -        3,970          3,970
                                                                                           ------------ ------------ --------------
                                                                                                     -       49,525         49,525
                                                                                           ------------ ------------ --------------
                                                    6.62%  Commercial Banks
                                                           Bank of Novia Scotia
         25,000             -          25,000              4.77%, 5/10/2006                     24,970            -         24,970
                                                           Caylon North America
              -         4,100           4,100              4.60%, 5/ 8/2006                          -        4,096          4,096
              -         4,200           4,200              4.67%, 5/22/2006                          -        4,189          4,189
              -         4,500           4,500              4.665%, 6/12/2006                         -        4,476          4,476
              -         4,900           4,900              4.69%, 7/10/2006                          -        4,855          4,855
                                                           Nordea North America
              -         5,000           5,000              4.73%, 5/24/2006                          -        4,985          4,985
              -         4,600           4,600              4.73%, 6/ 1/2006                          -        4,581          4,581
                                                           Skandinaviska Enskilda Banken
              -         5,000           5,000              4.555%, 5/ 2/2006                         -        4,999          4,999
              -         4,700           4,700              4.65%, 5/ 3/2006                          -        4,699          4,699
              -         4,800           4,800              4.87%, 6/22/2006                          -        4,766          4,766
              -         4,000           4,000              4.88%, 6/29/2006                          -        3,968          3,968
                                                           Societe Generale North
                                                           America Inc.
              -         5,445           5,445              4.76%, 5/10/2006                          -        5,439          5,439
              -         4,400           4,400              4.86%, 5/26/2006                          -        4,385          4,385
              -         4,285           4,285              4.84%, 6/30/2006                          -        4,250          4,250
                                                           Svenska Handelsbanken
              -         4,300           4,300              4.94%, 6/27/2006                          -        4,266          4,266
                                                           Westpac Banking Corp
              -         4,500           4,500              4.665%, 5/15/2006                         -        4,492          4,492
              -         5,000           5,000              4.98%, 7/ 6/2006                          -        4,954          4,954
                                                           Westpac Trust Securities Ltd.
              -         3,000           3,000              4.79%, 6/ 1/2006                          -        2,989          2,989
                                                                                           ------------ ------------ --------------
                                                                                                24,970       76,389        101,359
                                                                                           ------------ ------------ --------------
                                                    0.29%  Distribution & Wholesale
                                                           Louis Dreyfus
              -         4,500           4,500              4.95%, 6/ 6/2006                          -        4,478          4,478


                                                    1.96%  Diversified Financial Services
                                                           Amstel Funding
              -         7,700           7,700              4.85%, 6/26/2006                          -        7,642          7,642
              -         2,885           2,885              4.94%, 7/10/2006                          -        2,857          2,857
              -         5,000           5,000              4.95%, 7/11/2006                          -        4,951          4,951
                                                           General Electric Capital
              -         2,000           2,000              4.71%, 5/16/2006                          -        1,996          1,996
              -         4,540           4,540              4.63%, 5/18/2006                          -        4,530          4,530
              -         4,100           4,100              4.79%, 6/ 5/2006                          -        4,081          4,081
              -         4,000           4,000              4.88%, 7/ 5/2006                          -        3,965          3,965
                                                                                           ------------ ------------ --------------
                                                                                                     -       30,022         30,022
                                                                                           ------------ ------------ --------------
                                                    0.33%  Finance - Auto Loans
                                                           Paccar Financial
              -         2,725           2,725              4.79%, 6/13/2006                          -        2,709          2,709
              -         2,300           2,300              4.92%, 7/12/2006                          -        2,278          2,278
                                                                                           ------------ ------------ --------------
                                                                                                     -        4,987          4,987
                                                                                           ------------ ------------ --------------
                                                    1.36%  Finance - Commercial
                                                           Caterpillar Financial
                                                           Services Corp
              -         3,300           3,300              4.67%, 6/19/2006                          -        3,279          3,279
                                                           CIT Group
              -         4,000           4,000              4.61%, 5/ 4/2006                          -        3,998          3,998
              -         5,000           5,000              4.62%, 5/12/2006                          -        4,993          4,993
              -         4,200           4,200              4.64%, 5/23/2006                          -        4,188          4,188
              -         4,400           4,400              4.67%, 6/ 7/2006                          -        4,379          4,379
                                                                                           ------------ ------------ --------------
                                                                                                     -       20,837         20,837
                                                                                           ------------ ------------ --------------
                                                    0.59%  Finance - Consumer Loans
                                                           American General Finance
              -         4,500           4,500              4.62%, 5/11/2006                          -        4,494          4,494
              -         4,500           4,500              4.83%, 6/22/2006                          -        4,469          4,469
                                                                                           ------------ ------------ --------------
                                                                                                     -        8,963          8,963
                                                                                           ------------ ------------ --------------
                                                    0.64%  Finance - Credit Card
                                                           American Express Credit
              -         9,900           9,900              4.80%, 5/18/2006                          -        9,878          9,878

                                                           Finance - Investment Banker &
                                                    4.70%  Broker
                                                           Bear Stearns
              -         4,600           4,600              4.64%, 5/19/2006                          -        4,589          4,589
              -         3,500           3,500              4.70%, 6/ 2/2006                          -        3,485          3,485
              -         4,100           4,100              4.80%, 6/14/2006                          -        4,076          4,076
              -         4,500           4,500              4.97%, 6/27/2006                          -        4,465          4,465
                                                           Citigroup Funding
              -         3,000           3,000              4.62%, 5/24/2006                          -        2,991          2,991
              -         4,400           4,400              4.92%, 6/20/2006                          -        4,370          4,370
                                                           Credit Suisse First Boston
         20,000             -          20,000              4.86%, 6/ 5/2006                     19,905            -         19,905
                                                           ING U.S. Funding
              -         3,900           3,900              4.68%, 5/11/2006                          -        3,895          3,895
              -         4,500           4,500              4.61%, 5/15/2006                          -        4,492          4,492
              -         3,500           3,500              4.90%, 6/29/2006                          -        3,472          3,472
              -         4,000           4,000              4.93%, 7/17/2006                          -        3,958          3,958
                                                           Merrill Lynch & Co Inc
              -         5,000           5,000              4.75%, 5/ 3/2006                          -        4,999          4,999
              -         3,550           3,550              4.83%, 5/31/2006                          -        3,536          3,536
              -         3,800           3,800              4.93%, 7/ 7/2006                          -        3,764          3,764
                                                                                           ------------ ------------ --------------
                                                                                                19,905       52,092         71,997
                                                                                           ------------ ------------ --------------
                                                    1.27%  Finance - Leasing Company
                                                           International Lease Finance
              -         2,190           2,190              4.81%, 5/24/2006                          -        2,183          2,183
              -         3,120           3,120              4.90%, 6/23/2006                          -        3,097          3,097
              -         4,400           4,400              4.91%, 6/23/2006                          -        4,368          4,368
              -         5,000           5,000              4.88%, 7/11/2006                          -        4,952          4,952
                                                           River Fuel Funding
              -         4,900           4,900              4.80%, 6/21/2006                          -        4,868          4,868
                                                                                           ------------ ------------ --------------
                                                                                                     -       19,468         19,468
                                                                                           ------------ ------------ --------------
                                                    3.56%  Finance - Other Services
                                                           Commoloco
              -         5,000           5,000              4.70%, 5/12/2006                          -        4,993          4,993
              -         4,100           4,100              4.81%, 5/19/2006                          -        4,090          4,090
                                                           CRC Funding
              -         4,000           4,000              4.66%, 5/ 5/2006                          -        3,998          3,998
              -         5,000           5,000              4.78%, 6/ 6/2006                          -        4,976          4,976
              -         4,000           4,000              4.90%, 6/15/2006                          -        3,976          3,976
                                                           HSBC Funding
              -         3,345           3,345              4.69%, 5/10/2006                          -        3,341          3,341
              -         5,100           5,100              4.78%, 5/31/2006                          -        5,080          5,080
              -         3,000           3,000              4.95%, 7/13/2006                          -        2,970          2,970
              -         2,840           2,840              4.97%, 8/16/2006                          -        2,798          2,798
                                                           Park Avenue Receivables
                                                           Company
              -         4,500           4,500              4.77%, 5/ 2/2006                          -        4,499          4,499
                                                           Private Export Funding
              -         4,900           4,900              4.61%, 6/ 1/2006                          -        4,881          4,881
              -         4,000           4,000              4.82%, 7/ 6/2006                          -        3,965          3,965
              -         5,000           5,000              4.90%, 8/29/2006                          -        4,917          4,917
                                                                                           ------------ ------------ --------------
                                                                                                     -       54,484         54,484
                                                                                           ------------ ------------ --------------
                                                    0.10%  Metal - Aluminum
                                                           Alcoa Inc
              -         1,535           1,535              4.93%, 5/17/2006                          -        1,532          1,532

                                                    3.38%  Money Center Banks
                                                           Bank of America
              -         4,000           4,000              4.57%, 5/ 3/2006                          -        3,999          3,999
              -         4,000           4,000              4.60%, 5/ 9/2006                          -        3,996          3,996
              -         5,000           5,000              4.88%, 7/ 7/2006                          -        4,955          4,955
              -         4,000           4,000              5.02%, 7/28/2006                          -        3,951          3,951
                                                           BNP Paribas Finance
              -         4,200           4,200              4.948%, 7/18/2006                         -        4,155          4,155
                                                           HBOS Treasury Services
              -         3,000           3,000              4.68%, 5/15/2006                          -        2,995          2,995
              -         4,400           4,400              4.65%, 5/17/2006                          -        4,391          4,391
              -         4,600           4,600              4.72%, 6/ 5/2006                          -        4,579          4,579
              -         3,530           3,530              4.725%, 6/ 6/2006                         -        3,513          3,513
                                                           UBS Finance Delaware LLC
              -         5,170           5,170              4.665%, 5/ 8/2006                         -        5,165          5,165
              -         3,200           3,200              4.69%, 5/22/2006                          -        3,191          3,191
              -         4,000           4,000              4.935%, 6/26/2006                         -        3,969          3,969
              -         3,000           3,000              4.925%, 7/10/2006                         -        2,971          2,971
                                                                                           ------------ ------------ --------------
                                                                                                     -       51,830         51,830
                                                                                           ------------ ------------ --------------
                                                    1.09%  Multi-line Insurance
                                                           Genworth Financial
              -         4,900           4,900              4.71%, 5/12/2006                          -        4,893          4,893
              -         4,500           4,500              4.78%, 5/24/2006                          -        4,486          4,486
              -         3,500           3,500              4.90%, 6/20/2006                          -        3,476          3,476
              -         3,900           3,900              4.92%, 6/26/2006                          -        3,871          3,871
                                                                                           ------------ ------------ --------------
                                                                                                     -       16,726         16,726
                                                                                           ------------ ------------ --------------

                                                    1.94%  Oil Company - Integrated
                                                           Total Capital
         25,804             -          25,804              4.81%, 5/ 01/2006                    25,804            -         25,804
              -         4,000           4,000              4.955%, 7/25/2006                         -        3,953          3,953
                                                                                           ------------ ------------ --------------
                                                                                                25,804        3,953         29,757
                                                                                           ------------ ------------ --------------
                                                    1.00%  Regional Banks
                                                           Landesbank Baden-Wurttemberg
         15,368             -          15,368              4.80%, 5/11/2006                     15,348            -         15,348

                                                   11.33%  Special Purpose Entity
                                                           Barclays U.S. Funding
              -         4,100           4,100              4.61%, 5/ 1/2006                          -        4,100          4,100
              -         3,900           3,900              4.675%, 5/22/2006                         -        3,889          3,889
              -         4,100           4,100              4.68%, 5/23/2006                          -        4,088          4,088
                                                           Charta LLC
              -         3,855           3,855              4.67%, 5/ 9/2006                          -        3,851          3,851
              -         2,175           2,175              4.76%, 5/26/2006                          -        2,168          2,168
              -         2,640           2,640              4.88%, 6/13/2006                          -        2,625          2,625
              -         5,000           5,000              4.91%, 7/14/2006                          -        4,950          4,950
                                                           Compass Securitization
              -         5,000           5,000              4.77%, 5/ 4/2006                          -        4,998          4,998
              -         3,000           3,000              4.76%, 5/16/2006                          -        2,994          2,994
                                                           Cooperative Association of
                                                           Tractor Dealers Inc Series B
                                                           (AMBAC Insured)
          7,200             -           7,200              4.60%, 7/ 07/2006                     7,138            -          7,138
         16,616             -          16,616              4.62%, 7/10/2006                     16,465            -         16,465
          4,045             -           4,045              4.70%, 5/23/2006                      4,034            -          4,034
                                                           Galaxy Funding
              -         4,100           4,100              4.80%, 6/ 2/2006                          -        4,083          4,083
              -         4,500           4,500              4.72%, 6/ 8/2006                          -        4,478          4,478
              -         4,000           4,000              4.82%, 6/20/2006                          -        3,973          3,973
              -         3,990           3,990              4.83%, 6/23/2006                          -        3,962          3,962
                                                           Grampian Funding
              -         4,700           4,700              4.65%, 5/16/2006                          -        4,691          4,691
              -         4,000           4,000              4.96%, 7/19/2006                          -        3,956          3,956
              -         4,600           4,600              4.83%, 7/21/2006                          -        4,550          4,550
                                                           Ranger Funding
              -         4,700           4,700              4.60%, 5/ 8/2006                          -        4,696          4,696
              -         4,888           4,888              4.84%, 5/26/2006                          -        4,872          4,872
              -         2,915           2,915              4.97%, 6/ 9/2006                          -        2,899          2,899
              -         4,900           4,900              4.88%, 7/ 3/2006                          -        4,858          4,858
                                                           Scaldis Capital
              -         4,000           4,000              4.71%, 5/25/2006                          -        3,987          3,987
              -         3,800           3,800              4.83%, 6/21/2006                          -        3,774          3,774
              -         4,515           4,515              4.85%, 6/27/2006                          -        4,480          4,480
              -         4,900           4,900              4.89%, 7/ 5/2006                          -        4,857          4,857
                                                           Sheffield Receivables
              -         2,665           2,665              4.86%, 5/19/2006                          -        2,659          2,659
              -         2,350           2,350              4.86%, 5/22/2006                          -        2,343          2,343
              -         3,545           3,545              4.94%, 5/25/2006                          -        3,533          3,533
                                                           Southern Company Funding
              -         3,050           3,050              4.85%, 5/23/2006                          -        3,041          3,041
                                                           Surrey Funding
              -         3,365           3,365              4.61%, 5/10/2006                          -        3,361          3,361
              -         1,890           1,890              4.91%, 6/15/2006                          -        1,878          1,878
              -         5,000           5,000              4.91%, 6/19/2006                          -        4,967          4,967
                                                           White Pine Finance
              -         6,000           6,000              4.63%, 5/17/2006                          -        5,988          5,988
              -         4,000           4,000              4.71%, 5/30/2006                          -        3,985          3,985
              -         2,600           2,600              4.78%, 5/30/2006                          -        2,590          2,590
              -         5,000           5,000              5.00%, 7/20/2006                          -        4,944          4,944
                                                           Yorktown Capital
              -         4,300           4,300              4.90%, 5/25/2006                          -        4,286          4,286
              -         4,700           4,700              4.81%, 6/19/2006                          -        4,669          4,669
                                                                                           ------------ ------------ --------------
                                                                                                27,637      146,023        173,660
                                                                                           ------------ ------------ --------------
                                                    0.77%  Supranational Bank
                                                           Corp Andina de Fomento
              -         3,300           3,300              4.64%, 5/ 4/2006                          -        3,299          3,299
              -         4,000           4,000              4.68%, 5/11/2006                          -        3,995          3,995
              -         4,500           4,500              4.83%, 6/ 2/2006                          -        4,480          4,480
                                                                                           ------------ ------------ --------------
                                                                                                     -       11,774         11,774
                                                                                           ------------ ------------ --------------
                                                    0.26%  Telecommunication Services
                                                           Verizon Global Funding
              -         4,000           4,000              5.02%, 1/12/2007 (a)                      -        4,000          4,000

                                                    0.26%  Telephone - Integrated
                                                           Bellsouth Corp
              -         4,000           4,000              4.67%, 5/ 2/2006                          -        3,999          3,999

                                                    0.27%  Tools - Hand held
                                                           Stanley Works
              -         4,100           4,100              4.79%, 5/31/2006                          -        4,083          4,083
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                           TOTAL COMMERCIAL PAPER           $             $ 579,071      $ 692,735
                                                                                               113,664
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                    0.20%  CERTIFICATE OF DEPOSIT
                                                           Commercial Banks
                                                           Citibank
              -         3,100           3,100              4.71%, 5/16/2006                          -        3,100          3,100
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                           TOTAL CERTIFICATE OF DEPOSIT        $     -    $   3,100    $     3,100
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                   28.66%  BONDS
                                                    0.06%  Aerospace & Defense Equipment
                                                           United Technologies Corp
              -           830             830              7.00%, 9/15/2006
                                                                                                     -          838            838

                                                    0.01%  Asset Backed Securities
                                                           CIT Equipment Collateral
              -           122             122              3.85%, 5/22/2006                          -          122            122

                                                    0.75%  Automobile Sequential
                                                           Capital Auto Receivables
                                                           Asset Trust
              -         1,570           1,570              4.64%, 6/15/2006 (b)                      -        1,570          1,570
                                                           Capital One Auto Finance Trust
              -         1,316           1,316              4.43%, 6/15/2006                          -        1,316          1,316
              -         3,000           3,000              5.12%, 5/15/2007 (c)                      -        3,000          3,000
                                                           Hyundai Auto Receivables Trust
              -         1,581           1,581              4.84%, 9/15/2006                          -        1,581          1,581
                                                           Nissan Auto Lease Trust
              -           695             695              4.27%, 7/17/2006                          -          695            695
                                                           Triad Auto Receivables Owner
                                                           Trust
              -         1,976           1,976              4.57%, 7/12/2006                          -        1,976          1,976
                                                           USAA Auto Owner Trust
              -           419             419              4.17%, 7/17/2006 (a)                      -          420            420
              -           919             919              4.40%, 8/15/2006                          -          920            920
                                                                                           ------------ ------------ --------------
                                                                                                     -       11,478         11,478
                                                                                           ------------ ------------ --------------
                                                    3.11%  Commercial Banks
                                                           National City Bank/Cleveland
                                                           OH (a)
         15,000             -          15,000              4.8125%, 9/ 1/2006                   15,001            -         15,001
                                                           U.S. Bank N.A.
         13,875             -          13,875              2.85%, 11/15/2006                    13,734            -         13,734
         14,055             -          14,055              2.87%, 2/ 1/2007                     13,830            -         13,830
          5,000             -           5,000              5.1256%, 7/28/2006 (a)                5,000            -          5,000
                                                                                           ------------ ------------ --------------
                                                                                                47,565            -         47,565
                                                                                           ------------ ------------ --------------
                                                    0.47%  Computers
                                                           International Business
                                                           Machines Corp
          7,360             -           7,360              2.375%, 11/ 1/2006                    7,273            -          7,273

                                                    0.16%  Consulting Services
                                                           Barnes & Thornburg LLP (LOC:
                                                           FifthThird Bank)
          2,400             -           2,400              5.00%, 12/ 1/2006 (b)                 2,400            -          2,400

                                                           Diversified Financial
                                                    1.12%  Services
                                                           General Electric Capital Corp
         12,130             -          12,130              4.86%, 12/ 8/2006 (a)                12,132            -         12,132
          5,000             -           5,000              4.91%, 5/12/2006 Series A(a)          5,000            -          5,000
                                                                                           ------------ ------------ --------------
                                                                                                17,132            -         17,132
                                                                                           ------------ ------------ --------------
                                                    2.15%  Finance - Auto Loans
                                                           American Honda Finance Corp
          5,000             -           5,000              4.85%, 9/12/2006 (a)(b)               5,000            -          5,000
         10,000             -          10,000              5.0675%, 1/26/2007 (a)(b)            10,000            -         10,000
         15,000             -          15,000              5.15%, 4/13/2007 (a)(b)              15,019            -         15,019
                                                           Paccar Financial Corp Series J
          3,000             -           3,000              2.50%, 8/ 1/2006                      2,984            -          2,984
                                                                                           ------------ ------------ --------------
                                                                                                33,003            -         33,003
                                                                                           ------------ ------------ --------------
                                                    0.25%  Finance - Commercial
                                                           Caterpillar Financial
                                                           Services Corp
              -         1,300           1,300              5.95%, 5/ 1/2006                          -        1,300          1,300
              -         2,600           2,600              4.75%, 5/12/2006 (a)                      -        2,600          2,600
                                                                                           ------------ ------------ --------------
                                                                                                     -        3,900          3,900
                                                                                           ------------ ------------ --------------
                                                    2.17%  Finance - Consumer Loans
                                                           HSBC Finance Corp
          1,500             -           1,500              7.20%, 7/15/2006                      1,508            -          1,508
                                                           Household Finance Corp.
         20,575             -          20,575              5.75%, 1/30/2007                     20,705            -         20,705
          6,888             -           6,888              7.25%, 5/15/2006                      6,896            -          6,896
          4,000             -           4,000              7.875%, 3/ 01/2007                    4,083            -          4,083
                                                                                           ------------ ------------ --------------
                                                                                                33,192            -         33,192
                                                                                           ------------ ------------ --------------
                                                    0.32%  Finance - Credit Card
                                                           American Express Credit
                                                           Corporation
          4,950             -           4,950              5.0713%, 5/16/2006 (a)                4,950            -          4,950

                                                           Finance - Investment
                                                    4.48%  Banker/Broker
                                                           Citigroup Inc
          6,990             -           6,990              5.50%, 8/ 9/2006                      7,009            -          7,009
                                                           Goldman Sachs Group Inc
         10,000             -          10,000              4.8656%, 8/ 1/2006  Series           10,001            -         10,001
                                                           B(a)
                                                           Merrill Lynch & Co Inc
          2,100             -           2,100              2.07%, 6/12/2006 Series B             2,095            -          2,095
         20,000             -          20,000              5.0854%, 12/22/2006 Series C         20,022            -         20,022
                                                           (a)
          2,500             -           2,500              6.13%, 5/16/2006 Series B             2,502            -          2,502
                                                           Morgan Stanley
         15,850             -          15,850              4.78%, 11/ 9/2006 (a)                15,856            -         15,856
          6,135             -           6,135              4.93%, 11/24/2006 (a)                 6,140            -          6,140
                                                           National Rural Utilities
                                                           Cooperative Finance Corp
          5,000             -           5,000              7.30%, 9/15/2006                      5,047            -          5,047
                                                                                           ------------ ------------ --------------
                                                                                                68,672            -         68,672
                                                                                           ------------ ------------ --------------
                                                    2.55%  Medical - Outpatient & Home
                                                           Medical Care
                                                           Everett Clinic PS (LOC: Bank
                                                           of America)
         25,546             -          25,546              4.82%, 5/ 1/2022                     25,546            -         25,546
                                                           Portland Clinic LLP
         13,506             -          13,506              4.90%, 11/20/2027                    13,506            -         13,506
                                                                                           ------------ ------------ --------------
                                                                                                39,052            -         39,052
                                                                                           ------------ ------------ --------------
                                                    0.23%  Publishing - Newspapers
                                                           Gannett Co Inc
              -         3,550           3,550              5.50%, 4/ 1/2007                          -        3,551          3,551

                                                    0.42%  Regional Banks
                                                           Wachovia Corp
          4,500             -           4,500              4.95%, 11/ 1/2006                     4,505            -          4,505
                                                           Wells Fargo & Co
          2,000             -           2,000              4.98%, 6/12/2006 (a)                  2,000            -          2,000
                                                                                           ------------ ------------ --------------
                                                                                                 6,505            -          6,505
                                                                                           ------------ ------------ --------------
                                                   10.41%  Special Purpose Entity
                                                           2400 LLC (LOC: FifthThird
                                                           Bank)
          1,150             -           1,150              5.00%, 5/ 1/2024 (b)                  1,150            -          1,150
                                                           2880 Stevens Creek LLC (LOC:
                                                           Bank of Ameica)
          6,500             -           6,500              4.91%, 11/ 1/2033                     6,500            -          6,500
                                                           AFS Associates LP (LOC:
                                                           FifthThird Bank)
          2,000             -           2,000              5.00%, 9/ 1/2040                      2,000            -          2,000
                                                           Allstate Life Global Funding
                                                           Trusts
              -         3,200           3,200              4.82%, 5/ 4/2006 (a)                      -        3,200          3,200
                                                           ASSK Properties (LOC: Wells
                                                           Fargo Bank)
          2,620             -           2,620              5.06%, 12/ 1/2017                     2,620            -          2,620
                                                           Avatar Corporation (LOC:
                                                           FifthThird Bank)
          1,750             -           1,750              5.00%, 5/1 /2039 (b)                  1,750            -          1,750
                                                           Banaba Properties LLC (LOC:
                                                           FifthThird Bank)
            900             -             900              5.00%, 3/ 1/2020                        900            -            900
                                                           Bedford Hills Golf Club Inc
                                                           (LOC: FifthThird Bank)
          1,315             -           1,315              5.00%, 4/ 1/2013                      1,315            -          1,315
                                                           Boardwalk Enterprises (LOC:
                                                           FifthThird Bank)
          2,325             -           2,325              5.00%, 4/ 1/2024 (b)                  2,325            -          2,325
                                                           Brookville Enterprises Inc
                                                           (LOC: FifthThird Bank)
          1,450             -           1,450              5.00%, 10/ 1/2025                     1,450            -          1,450
                                                           Campus Research Corp (LOC:
                                                           Wells Fargo Bank)
          3,000             -           3,000              5.11%, 6/ 1/2013 Series A             3,000            -          3,000
                                                           Chatham Capital Corp (LOC:
                                                           FifthThird Bank)
          5,790             -           5,790              4.95%, 11/ 1/2028                     5,790            -          5,790
                                                           Community Housing Development
                                                           Corp (LOC: Wells Fargo Bank)
          1,900             -           1,900              4.96%, 8/ 1/2024                      1,900            -          1,900
                                                           Corporate Finance Managers
                                                           Inc (LOC: Wells Fargo Bank)
         16,200             -          16,200              4.96%, 2/ 2/2043                     16,200            -         16,200
                                                           CorVasc Real Estate
                                                           Enterprises LLC (LOC:
                                                           FifthThird Bank)
          1,245             -           1,245              5.00%, 5/ 1/2024                      1,245            -          1,245
                                                           D & I Properties LLC (LOC:
                                                           Wells Fargo Bank)
          1,500             -           1,500              4.91%, 11/ 1/2034                     1,500            -          1,500
                                                           Elmhurst Memorial Healthcare
                                                           Obligated Group (LOC:
                                                           FifthThird Bank)
          1,000             -           1,000              4.95%, 1/ 1/2034 (b)                  1,000            -          1,000
                                                           Exal Corp (LOC: FifthThird
                                                           Bank)
            900             -             900              5.00%, 3/ 1/2009                        900            -            900
                                                           Fifth Third Bancorp (LOC:
                                                           FifthThird Bank)
          1,100             -           1,100              5.00%, 6/ 1/2018 (b)                  1,100            -          1,100
                                                           Forward Corp (LOC: FifthThird
                                                           Bank)
          4,000             -           4,000              5.00%, 12/ 1/2030 Series 2005         4,000            -          4,000
                                                           Foster Schweihofer Real
                                                           Estate Co LLC (LOC:
                                                           FifthThird Bank)
          6,970             -           6,970              4.95%, 9/20/2033                      6,970            -          6,970
                                                           Gold Key Processing Ltd (LOC:
                                                           FifthThird Bank)
          2,130             -           2,130              5.00%, 7/ 1/2024                      2,130            -          2,130
                                                           Great Falls Clinic LLP (LOC:
                                                           U.S. Bank)
         14,980             -          14,980              4.90%, 10/ 1/2021                    14,980            -         14,980
                                                           Gulf Gate Apartments (LOC:
                                                           Wells Fargo Bank)
          2,000             -           2,000              4.96%, 9/ 1/2028 (b)                  2,000            -          2,000
                                                           Henderson Regional Industrial
                                                           Development Authority (LOC:
                                                           FifthThird Bank)
            700             -             700              5.00%, 7/ 1/2023                        700            -            700
                                                           IHA Capital Development LLC
                                                           (LOC: FifthThird Bank)
          3,000             -           3,000              5.00%, 7/ 1/2028 Series 03-A          3,000            -          3,000
                                                           Iowa 80 Group Inc (LOC: Wells
                                                           Fargo Bank)
          4,300             -           4,300              4.92%, 6/ 1/2016                      4,300            -          4,300
                                                           ISO Building LLC (LOC:
                                                           FifthThird Bank)
          1,000             -           1,000              5.00%, 3/ 1/2023 (b)                  1,000            -          1,000
                                                           JUL-Mark Investments LLC
                                                           (LOC: FifthThird Bank)
          1,000             -           1,000              5.00%, 10/ 1/2025 (b)                 1,000            -          1,000
                                                           KAT LLC (LOC: FifthThird Bank)
          1,598             -           1,598              5.00%, 6/ 1/2029                      1,598            -          1,598
                                                           KL Morris Family LP (LOC:
                                                           FifthThird Bank)
          1,795             -           1,795              5.00%, 2/ 1/2020                      1,795            -          1,795
                                                           LAL Holding Co (LOC:
                                                           FifthThird Bank)
          1,500             -           1,500              5.00%, 8/ 1/2019                      1,500            -          1,500
                                                           Lauren Co LLC (LOC: Wells
                                                           Fargo Bank)
            955             -             955              4.96%, 7/ 1/2033 (b)                    955            -            955
                                                           Lee Family Partnership LLC
                                                           (LOC: FifthThird Bank)
          1,000             -           1,000              5.00%, 6/ 1/2034                      1,000            -          1,000
                                                           Lincoln Parkway LLC (LOC:
                                                           FifthThird Bank)
          3,100             -           3,100              5.00%, 6/ 1/2044                      3,100            -          3,100
                                                           Martin Road
                                                           Investments/Gardner Family
                                                           LLC (LOC: FifthThird Bank)
            800             -             800              5.00%, 10/ 1/2027                       800            -            800
                                                           Medical Properties Inc (LOC:
                                                           ABN AMRO Bank)
          2,400             -           2,400              4.90%, 12/15/2024                     2,400            -          2,400
                                                           Michigan Equity Group (LOC:
                                                           FifthThird Bank)
            900             -             900              5.00%, 4/ 1/2034                        900            -            900
          2,530             -           2,530              5.00%, 4/ 1/2034 Series B(b)          2,530            -          2,530
                                                           National Coney Island
                                                           Financial LLC (LOC:
                                                           FifthThird Bank)
          5,000             -           5,000              4.95%, 10/ 1/2030                     5,000            -          5,000
                                                           NO S Properties LLC (LOC:
                                                           FifthThird Bank)
          2,200             -           2,200              5.00%, 8/ 1/2024                      2,200            -          2,200
                                                           Pineview Estates LLC (LOC:
                                                           FifthThird Bank)
          5,460             -           5,460              4.95%, 1/ 1/2023 (b)                  5,460            -          5,460
                                                           Prudential Insurance Co of
                                                           America
         10,300             -          10,300              6.375%, 7/23/2006 (b)                10,345            -         10,345
                                                           R.O. Davis Real Estate LLC
                                                           (LOC: FifthThird Bank)
          1,335             -           1,335              5.00%, 4/ 1/2023                      1,335            -          1,335
                                                           Realty Holding Co LLC (LOC:
                                                           FifthThird Bank)
          1,610             -           1,610              5.00%, 5/ 1/2024 (b)                  1,610            -          1,610
                                                           Robert C. Fox, Jr Inc (LOC:
                                                           Comerica Bank)
          3,750             -           3,750              4.91%, 6/ 1/2033                      3,750            -          3,750
                                                           Rockwood Quarry LLC (LOC:
                                                           FifthThird Bank)
          4,400             -           4,400              4.95%, 12/ 1/2022                     4,400            -          4,400
                                                           Sanders CRS Exchange LLC
                                                           (LOC: Wells Fargo Bank)
          1,300             -           1,300              4.73%, 10/ 1/2023                     1,300            -          1,300
                                                           SJD Service Company LLC (LOC:
                                                           FifthThird Bank)
            900             -             900              5.00%, 10/ 1/2023                       900            -            900
                                                           Skeletal Properties
                                                           LLC/Tri-State Orthopaedic
                                                           (LOC: FifthThird Bank)
            900             -             900              5.00%, 11/ 1/2014                       900            -            900
                                                           Spartan Medical Facility LLC
                                                           (LOC: FifthThird Bank)
          1,250             -           1,250              5.00%, 12/ 1/2026 (b)                 1,250            -          1,250
                                                           Tacoma Goodwill Industries
                                                           Rehab Center (LOC: Bank of
                                                           America)
          3,060             -           3,060              4.93%, 2/ 1/2023                      3,060            -          3,060
                                                           Titan Holdings Group LLC
                                                           (LOC: FifthThird Bank)
          1,930             -           1,930              5.00%, 5/ 1/2012                      1,930            -          1,930
                                                           Watts Brothers Frozen Foods
                                                           LLC (LOC: U.S. Bank)
          1,303             -           1,303              4.97%, 7/ 1/2013                      1,303            -          1,303
                                                           Westgate Investment Fund
                                                           (LOC: Wells Fargo Bank)
          2,260             -           2,260              4.96%, 2/ 1/2012                      2,260            -          2,260
                                                                                           ------------ ------------ --------------
                                                                                               156,306        3,200        159,506
                                                                                           ------------ ------------ --------------

---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                           TOTAL BONDS                      $             $  23,089      $ 439,139
                                                                                               416,050
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                   21.02%  TAXABLE MUNICIPAL BONDS
                                                   21.02%  Government Bonds
                                                           ABAG, California, Finance
                                                           Authority for Nonprofit Corps
          2,000             -           2,000              5.00%, 11/ 1/2031
                                                                                                 2,000            -          2,000
                                                           Acworth, Georgia, Downtown
                                                           Development Authority (CIFG
                                                           Insured)
         13,925             -          13,925              4.93%, 1/ 1/2026
                                                                                                13,925            -         13,925
                                                           Adelanto Public Utilities
                                                           Authority/CA (AMBAC Insured)
          4,220             -           4,220              4.90%, 11/ 1/2034
                                                                                                 4,220            -          4,220
                                                           Alameda County Industrial
                                                           Development Authority/CA
          2,060             -           2,060              4.91%, 6/ 1/2030
                                                                                                 2,060            -          2,060
                                                           Ball State University/IN
          4,000             -           4,000              4.90%, 9/ 1/2031
                                                                                                 4,000            -          4,000
                                                           California Statewide
                                                           Communities Development
                                                           Authority (FNMA Collateral)
          1,100             -           1,100              4.98%, 8/15/2034
                                                                                                 1,100            -          1,100
                                                           City of Baltimore Maryland
                                                           (FGIC Insured)
         30,000             -          30,000              4.86%, 7/ 1/2032
                                                                                                30,000            -         30,000
                                                           City of Chula Vista CA (FNMA
                                                           Collateral)
         13,970             -          13,970              4.92%, 5/15/2036
                                                                                                13,970            -         13,970
                                                           City of Fairfield CA
          5,000             -           5,000              5.00%, 6/ 1/2034
                                                                                                 5,000            -          5,000
                                                           City of Fairfield CA
          2,000             -           2,000              5.00%, 6/ 1/2034
                                                                                                                  -          2,000
                                                                                                 2,000
                                                           City of Kansas City MO (AMBAC
                                                           Insured)
          3,955             -           3,955              4.96%, 2/ 1/2024
                                                                                                 3,955            -          3,955
                                                           City of Long Beach CA
          3,000             -           3,000              4.91%, 11/ 1/2030
                                                                                                 3,000            -          3,000
                                                           City of New York, NY (FGIC
                                                           Insured)
         20,000             -          20,000              4.82%, 11/ 1/2020
                                                                                                20,000            -         20,000
                                                           City of Plymouth MN (FSA
                                                           Insured)
          2,305             -           2,305              4.92%, 6/ 1/2024
                                                                                                 2,305            -          2,305
                                                           City of Richmond, CA (FNMA
                                                           Collateral)
          3,200             -           3,200              4.97%, 8/15/2037
                                                                                                 3,200            -          3,200
                                                           City of Santa Rosa CA
          4,950             -           4,950              5.00%, 9 /1/2024
                                                                                                 4,950                       4,950
                                                                                                                  -
                                                           Collier County Housing
                                                           Finance Authority (FNMA
                                                           Collateral)
          1,980             -           1,980              4.88%, 7/15/2034
                                                                                                 1,980            -          1,980
                                                           Colorado Housing & Finance
                                                           Authority/CO
          1,055             -           1,055              4.96%, 4/ 1/2029
                                                                                                 1,055            -          1,055
                                                           Connecticut State Housing
                                                           Finance Authority (AMBAC
                                                           Insured)
         10,000             -          10,000              4.82%, 11/15/2027
                                                                                                10,000            -         10,000
                                                           County of Bernalillo NM
          5,800             -           5,800              4.93%, 9/ 1/2030
                                                                                                 5,800            -          5,800
                                                           County of Montrose CO
            800             -             800              4.96%, 6/ 1/2010
                                                                                                   800            -            800
                                                           Denver City & County School
                                                           District No 1/CO (AMBAC
                                                           Insured)
          8,250             -           8,250              4.85%, 12/15/2018
                                                                                                 8,250            -          8,250
                                                           Florence KY
          3,000             -           3,000              5.00%, 4/15/2035
                                                                                                 3,000            -          3,000
                                                           Four Dam Pool Power Agency
          4,150             -           4,150              4.91%, 7/ 1/2026
                                                                                                 4,150            -          4,150
                                                           Glendale Industrial
                                                           Development Authority
          7,495             -           7,495              4.93%, 7/ 1/2035
                                                                                                                  -          7,495
                                                                                                 7,495
                                                           Kern Water Bank Authority,
                                                           California, Water Revenue
          2,800             -           2,800              4.96%, 7/ 1/2028
                                                                                                 2,800            -          2,800
                                                           Kit Carson County CO
          2,300             -           2,300              4.92%, 6/ 1/2027
                                                                                                 2,300            -          2,300
                                                           Lake Oswego Redevelopment
                                                           Agency/OR
          1,380             -           1,380              4.96%, 6/ 1/2020
                                                                                                 1,380            -          1,380
                                                           Massachusetts Development
                                                           Finance Agency
          2,310             -           2,310              4.93%, 7/ 1/2016
                                                                                                 2,310            -          2,310
                                                           Massachusetts Housing inance
                                                           Agency/MA
         18,525             -          18,525              4.87%, 12/ 1/2034
                                                                                                18,525            -         18,525
                                                           Memorial Health System/IL
          1,900             -           1,900              4.92%, 10/ 1/2024
                                                                                                 1,900            -          1,900
                                                           Michigan State Housing
                                                           Development Authority (MBIA
                                                           Insured)
         10,000             -          10,000              4.92%, 6/ 1/2030
                                                                                                10,000            -         10,000
                                                           New Hampshire Housing Finance
                                                           Authority (FNMA Collateral)
          3,890             -           3,890              4.88%, 4/15/2016
                                                                                                 3,890            -          3,890
                                                           New Jersey Economic
                                                           Development Authority (MBIA
                                                           Insured)
          2,690             -           2,690              3.50%, 3/15/2007
                                                                                                 2,652            -          2,652
                                                           New Jersey State Housing &
                                                           Mortgage Finance Agency (FSA
                                                           Insured)
         12,020             -          12,020              4.82%, 11/ 1/2047
                                                                                                12,020            -         12,020
                                                           New York City Housing
                                                           Development Corp
          1,775             -           1,775              4.85%, 12/ 1/2036
                                                                                                 1,775            -          1,775
                                                           North Carolina Capital
                                                           Facilities Finance Agency
         11,615             -          11,615              4.93%, 9/ 1/2018
                                                                                                11,615            -         11,615
                                                           Orange County Housing Finance
                                                           Authority
          1,440             -           1,440              4.88%, 8/15/2035
                                                                                                 1,440            -          1,440
                                                           Orange County Housing Finance
                                                           Authority
          2,320             -           2,320              4.90%, 9/15/2036
                                                                                                 2,320            -          2,320
                                                           Pennsylvania Convention
                                                           Center Authority (MBIA
                                                           Insured)
          2,000             -           2,000              4.59%, 9/ 1/2006
                                                                                                 2,000            -          2,000
                                                           San Jose Financing Authority
                                                           (AMBAC Insured)
          8,000             -           8,000              4.92%, 7/ 1/2024
                                                                                                 8,000            -          8,000
                                                           San Jose Redevelopment
                                                           Agency/CA
         22,400             -          22,400              4.85%, 8/ 1/2028
                                                                                                22,400            -         22,400
                                                           Savannah College of Art &
                                                           Design Inc
          2,800             -           2,800              5.00%, 4/ 1/2024
                                                                                                 2,800            -          2,800
                                                           South Fulton Municipal
                                                           Regional Jail Authority (MBIA
                                                           Insured)
          9,700             -           9,700              4.90%, 11/ 1/2017
                                                                                                 9,700            -          9,700
                                                           Tucson Airport Authority Inc
          3,635             -           3,635              4.93%, 12/ 1/2018
                                                                                                 3,635            -          3,635
                                                           Union County Improvement
                                                           Authority (FNMA Collateral)
          5,750             -           5,750              4.92%, 12/15/2014
                                                                                                 5,750            -          5,750
                                                           University Hospital
          6,845             -           6,845              4.93%, 8/15/2021
                                                                                                 6,845            -          6,845
                                                           Utah Telecommunication Open
                                                           Infrastructure Agency
          7,000             -           7,000              4.93%, 7/ 1/2026
                                                                                                 7,000            -          7,000
                                                           Washington State Housing
                                                           Finance Commission/WA
          2,260             -           2,260              4.90%, 7/15/2038
                                                                                                 2,260            -          2,260
                                                           Washington State Housing
                                                           Finance Commission/WA
          3,868             -           3,868              4.95%, 1/ 1/2030
                                                                                                 3,868            -          3,868
                                                           Washington State Housing
                                                           Finance Commission/WA
            870             -             870              4.97%, 12/01/2028
                                                                                                   870            -            870
                                                           Washington State Housing
                                                           Finance Commission/WA (FNMA
                                                           Collateral)
          2,730             -           2,730              4.97%, 9/15/2037
                                                                                                 2,730            -          2,730
                                                           Washington State Housing
                                                           Finance Commission/WA (FNMA
                                                           Collateral)
          5,250             -           5,250              4.97%, 12/15/2037
                                                                                                 5,250            -          5,250
                                                           Washington State Housing
                                                           Finance Commission/WA (FNMA
                                                           Collateral)
          1,605             -           1,605              4.98%, 9/ 1/2028
                                                                                                 1,605            -          1,605
                                                           Washington State Housing
                                                           Finance Commission/WA
          2,020             -           2,020              4.98%, 12/ 1/2040
                                                                                                 2,020            -          2,020
                                                           Washington State Housing
                                                           Finance Commission/WA
          2,185             -           2,185              4.99%, 3/15/2039
                                                                                                 2,185            -          2,185
                                                                                           ------------ ------------ --------------

                                                                                               322,060            -        322,060
                                                                                           ------------ ------------ --------------

---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                           TOTAL TAXABLE MUNICIPAL BONDS    $               $     -      $ 322,060
                                                                                               322,060
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                    3.40%  OTHER
                                                           Funding Agreements
                                                           ING USA Annuity & Life
                                                           Insurance Company
         25,000             -          25,000              4.86%, 6/ 1/2006 (a)(b)(d)(e)
                                                                                                25,000            -         25,000
                                                           New York Life Insurance
         27,000             -          27,000              4.72%, 8/ 2/2006 (a)(b)(d)(e)
                                                                                                27,000            -         27,000
                                                                                           ------------ ------------ --------------

                                                                                                52,000            -         52,000
                                                                                           ------------ ------------ --------------

---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------
                                                           TOTAL OTHER                       $  52,000      $     -      $  52,000
---------------- ------------- --------------- ----------- ------------------------------- ------------ ------------ --------------


                                                           Total Investments                $             $ 605,260     $1,509,034
                                                   98.49%                                      903,774
                                                           Other Assets in Excess of            22,337          796         23,133
                                                    1.51%  Liabilities, Net
                                                                                           ------------ ------------ --------------
                                                           TOTAL NET ASSETS                 $             $ 606,056     $1,532,167
                                                  100.00%                                      926,111
                                                                                           ============ ============ ==============


(a)  Variable Rate

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionss exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are considered illiquid. At the end of the period, the value of these securites totaled $119,464 (in thousands) or 7.80% of net assets

(c)  Security purchased on a when-issued basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $52,000 (in thousands) or 3.40% of net assets.

(e)  Security is Illiquid

As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments
April 30, 2006 (unaudited)

 WM REIT   PIF Real Estate                                                                 WM REIT   PIF Real Estate
    Fund   Securities Fund         Combined                                                 Fund      Securities Fund   Combined
  Shares      Shares           Shares                                                        Value         Value          Value
    Held        Held             Held                                                       (000s)         (000s)         (000s)
                                           97.44%  COMMON STOCKS
                                                   Building -
                                            0.26%  Residential/Commercial

 127,566           -          127,566              D.R. Horton, Inc.                         3,829                 -          3,829

                                            0.50%  Finance - Mortgage Loan/Banker
                                                   Countrywide Financial
 181,000           -          181,000              Corporation                               7,359                 -          7,359

                                            0.53%  Forestry

 215,000           -          215,000              Plum Creek Timber Company, Inc.           7,804                 -          7,804

                                            1.76%  Hotels & Motels
                                                   Starwood Hotels & Resorts
       -     452,227          452,227              Worldwide Inc (a)                             -            25,949         25,949

                                                   Oil Company - Exploration &
                                            0.54%  Production


  98,300           -           98,300              Enerplus Resources Fund (a)               5,268                 -          5,268


  87,100           -           87,100              Harvest Energy Trust (a)                  2,679                 -          2,679

                                                                                             7,947                 -          7,947

                                            0.77%  Property/Casualty Insurance
                                                   Fidelity National Financial,
 138,700           -          138,700              Inc. (a)                                  5,823                 -          5,823
                                                   Fidelity National Title Group,
 258,547           -          258,547              Inc. Class A                              5,600                 -          5,600

                                                                                            11,423                 -         11,423

                                            1.84%  Publicly Traded Investment Fund
                                                   iShares Cohen & Steers Realty
       -     328,500          328,500              Majors Index Fund (a)                         -            27,098         27,098

                                                   Real Estate Operator &
                                            1.94%  Developer

       -     798,650          798,650              Brookfield Properties Corp (a)                -            25,637         25,637

  54,000           -           54,000              St. Joe Company (a)                       3,033                 -          3,033

                                                                                             3,033            25,637         28,670

                                           20.84%  REITS - Apartments

       -   1,272,609        1,272,609              Archstone-Smith Trust                         -            62,205         62,205

 117,100     621,300          738,400              AvalonBay Communities Inc (a)            12,612            66,914         79,526

       -     438,456          438,456              BRE Properties Inc (a)                        -            23,624         23,624

       -     328,186          328,186              Camden Property Trust                         -            22,556         22,556

 381,100     992,800        1,373,900              Equity Residential (a)                   17,100            44,547         61,647

       -     243,517          243,517              Essex Property Trust Inc (a)                  -            26,568         26,568
                                                   Mid-America Apartment
  98,700      57,400          156,100              Communities Inc (a)                       5,231             3,042          8,273
                                                   United Dominion Realty Trust
 541,000     314,715          855,715              Inc (a)                                  14,710             8,557         23,267

                                                                                            49,653           258,013        307,666
                                            6.34%  REITS - Diversified

 263,200           -          263,200              Entertainment Properties Trust           10,757                 -         10,757

 124,500           -          124,500              Global Signal, Inc.                       6,188                 -          6,188

 259,200           -          259,200              iStar Financial, Inc. (a)                 9,917                 -          9,917

 253,300           -          253,300              Duke Realty Corp. (a)                     8,967                 -          8,967

 122,200     480,505          602,705              Vornado Realty Trust (a)                 11,687            45,956         57,643

                                                                                            47,516            45,956         93,472

                                            4.08%  REITS - Healthcare
                                                   Health Care Property Investors,
 394,300           -          394,300              Inc. (a)                                 10,812                 -         10,812

  68,800           -           68,800              Health Care REIT, Inc. (a)                2,394                 -          2,394
                                                   Healthcare Realty Trust, Inc.
 265,200           -          265,200              (a)                                      10,043                 -         10,043

                                                   Nationwide Health Properties,
 439,000           -          439,000              Inc. (a)                                  9,447                 -          9,447

       -     840,724          840,724              Ventas Inc (a)                                -            27,466         27,466

                                                                                            32,696            27,466         60,162
                                            7.31%  REITS - Hotels

 559,300           -          559,300              Equity Inns, Inc.                         9,061                 -          9,061

 209,700           -          209,700              Hospitality Properties Trust              9,038                 -          9,038

 415,000   1,761,293        2,176,293              Host Hotels & Resorts Inc (a)             8,723            37,022         45,745

       -     541,648          541,648              LaSalle Hotel Properties                      -            23,686         23,686

       -     545,873          545,873              Sunstone Hotel Investors Inc (a)              -            15,689         15,689

 435,600           -          435,600              Winston Hotels, Inc. (a)                  4,691                 -          4,691

                                                                                            31,513            76,397        107,910

                                            0.65%  REITS - Mortgage


 224,900           -          224,900              Redwood Trust, Inc. (a)                   9,552                 -          9,552

                                           16.24%  REITS - Office Property
                                                   Alexandria Real Estate Equities
 194,500      81,064          275,564              Inc (a)                                  17,621             7,344         24,965

       -     617,374          617,374              BioMed Realty Trust Inc (a)                   -            17,089         17,089

 142,800     535,731          678,531              Boston Properties Inc (a)                12,605            47,289         59,894
                                                   Corporate Office Properties
 407,400     471,931          879,331              Trust SBI MD (a)                         16,907            19,585         36,492

       -     364,861          364,861              Kilroy Realty Corp (a)                        -            26,022         26,022
                                                   Reckson Associates Realty Corp
       -      80,800           80,800              (a)                                           -             3,287          3,287

 170,300     557,045          727,345              SL Green Realty Corp (a)                 16,860            55,148         72,008

                                                                                            63,993           175,764        239,757
                                           10.49%  REITS - Regional Malls

 332,500     776,798        1,109,298              General Growth Properties Inc            15,611            36,471         52,082

 229,300      81,300          310,600              Macerich Co/The (a)                      16,789             5,953         22,742

 204,000     756,228          960,228              Simon Property Group Inc (a)             16,704            61,920         78,624

       -      34,695           34,695              Taubman Centers Inc (a)                       -             1,427          1,427

                                                                                            49,104           105,771        154,875
                                           12.67%  REITS - Shopping Centers

       -     309,229          309,229              Acadia Realty Trust (a)                       -             6,979          6,979
                                                   Developers Diversified Realty
 313,000     526,719          839,719              Corp (a)                                 16,652            28,021         44,673

 180,000           -          180,000              Equity One, Inc.                          4,136                 -          4,136

       -     193,446          193,446              Federal Realty Invs Trust (a)                 -            13,199         13,199

 440,300   1,270,200        1,710,500              Kimco Realty Corp                        16,348            47,162         63,510
                                                   Pan Pacific Retail Properties
 165,800     253,569          419,369              Inc                                      11,049            16,898         27,947

       -     187,800          187,800              Regency Centers Corp (a)                      -            11,848         11,848
                                                   Tanger Factory Outlet Centers
       -     147,282          147,282              Inc                                           -             4,828          4,828

 252,600           -          252,600              Weingarten Realty Investors (a)           9,955                 -          9,955

                                                                                            58,140           128,935        187,075

                                            0.52%  REITS - Single Tenant
                                                   Commercial Net Lease Realty,
 367,800           -          367,800              Inc. (a)                                  7,742                 -          7,742

                                            3.20%  REITS - Storage

 103,800     510,200          614,000              Public Storage Inc (a)                    7,980            39,224         47,204

                                            6.96%  REITS - Warehouse & Industrial

 183,200     465,735          648,935              AMB Property Corp                         9,158            23,282         32,440

 115,600     123,346          238,946              EastGroup Properties Inc (a)              5,164             5,510         10,674

 303,000     885,350        1,188,350              Prologis                                 15,217            44,462         59,679

                                                                                            29,539            73,254        102,793

                                                   TOTAL COMMON STOCKS                     428,823         1,009,464      1,438,287

                                            0.19%  PREFERRED STOCKS
                                            0.19%  REITS - Regional Malls

 115,100           -          115,100              Mills Corporation, Series E               2,763                 -          2,763

                                                                                             2,763                 -          2,763

                                                   TOTAL PREFERRED STOCKS                    2,763                 -          2,763

  Principal    Principal     Principal
Amount (000s) Amount (000s) Amount (000s)                                                Value (000s)    Value (000s)   Value (000s)
                                            3.68%  SHORT TERM INVESTMENTS
                                            0.70%  Commercial Paper
                                                   Investment in Joint Trading
                                                   Account; Federal Home Loan Bank

       -      10,392           10,392              4.65%, 5/ 1/2006                              -            10,392         10,392
                                            2.98%  Other Short Term Investments
                                                   Mellon GSL DBT II Collateral
  43,913           -           43,913              Fund (b)                                 43,913                           43,913

                                                   TOTAL SHORT TERM INVESTMENTS             43,913            10,392         54,305

                                           11.14%  MONEY MARKET FUNDS
                                                   BNY Institutional Cash Reserve
             164,502          164,502              Fund (b)                                      -           164,502        164,502

                                                   TOTAL MONEY MARKET FUNDS                      -           164,502        164,502

                                            1.95%  REPURCHASE AGREEMENTS
                                                   Agreeemnt with Credit Suisse
                                                   First Boston corp, 4.66% dated
                                                   04/28/2006, to be repurchased
                                                   AT $28,832,000on 05/01/2006
                                                   (collateralized by U.S.
                                                   Treasury obligations, having
                                                   various interest rates and
                                                   maturities, market value
  28,811           -           28,811              $29,424,000)                             28,811                 -         28,811

                                                   TOTAL REPURCHASE AGREEMENTS              28,811                 -         28,811


                                          114.40%  Total Investments                       504,310         1,184,358      1,688,668
                                                   Liabilities in Excess of Other
                                          -14.40%  Assets, Net                            (47,013)         (165,574)      (212,587)

                                          100.00%  TOTAL NET ASSETS                        457,297         1,018,784      1,476,081


(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Security was purchased with the cash proceeds from securities loans.


                                                   Unrealized Appreciation
                                                   (Depreciation)

                                                   Unrealized Appreciation                 151,964           271,834        423,798

                                                   Unrealized Depreciation                 (3,706)           (2,201)        (5,907)
                                                   Net Unrealized Appreciation
                                                   (Depreciation)                          148,258           269,633        417,891
                                                   Cost for federal income tax
                                                   purposes                                356,052           914,725      1,270,777


As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments
April 30, 2006 (unaudited)

 WM Small Cap       PIF SmallCap                                                         WM Small Cap  PIF SmallCap
   Value Fund         Value Fund   Combined                                                Value Fund    Value Fund        Combined
       Shares             Shares     Shares                                                     Value         Value           Value
         Held               Held       Held   93.78%  COMMON STOCKS                            (000s)        (000s)          (000s)
                                               0.15%  Advertising Services

            -             22,910     22,910           Ventiv Health Inc (a)(b)                      -           688             688

                                               0.48%  Aerospace & Defense

            -             17,030     17,030           Armor Holdings Inc (a)(b)                     -         1,040           1,040

            -             28,740     28,740           Esterline Technologies Corp (b)               -         1,274           1,274

                                                                                                    -         2,314           2,314
                                               1.32%  Aerospace & Defense Equipment

       93,600                  -     93,600           DRS Technologies Inc                      5,198             -           5,198

            -             31,820     31,820           Moog Inc (b)                                  -         1,192           1,192

                                                                                                5,198         1,192           6,390
                                               3.67%  Airlines

      112,700             23,630    136,330           Alaska Air Group Inc (a)(b)               4,278           897           5,175

      257,500                  -    257,500           AMR Corp (a)(b)                           6,345             -           6,345

      240,300                  -    240,300           Continental Airlines Inc (a)(b)           6,257             -           6,257

                                                                                               16,880           897          17,777
                                               0.14%  Applications Software

            -             34,600     34,600           MRO Software Inc (b)                          -           658             658

                                                      Auto - Medium & Heavy Duty
                                               1.55%  Truck

      989,300                  -    989,300           New Flyer Industries (b)(c) IDS           7,521             -           7,521

                                                      Auto/Truck Parts & Equipment -
                                               1.21%  Original

      393,000                  -    393,000           Accuride Corp (a)(b)                      4,028             -           4,028

            -             36,620     36,620           Modine Manufacturing Co                       -         1,062           1,062

       31,700                  -     31,700           Tenneco Inc (b)                             763             -             763

                                                                                                4,791         1,062           5,853
                                                      Auto/Truck Parts & Equipment -
                                               0.28%  Replacement
                                                      Aftermarket Technology Corp
            -             53,157     53,157           (a)(b)                                        -         1,356           1,356

                                               0.17%  Building - Heavy Construction

            -             17,650     17,650           Granite Construction Inc (a)                  -           818             818

                                                      Building Products - Cement &
                                               0.18%  Aggregate

            -             62,530     62,530           US Concrete Inc (b)                           -           858             858

                                               0.30%  Chemicals - Diversified

            -             22,700     22,700           FMC Corp                                      -         1,443           1,443

                                               0.68%  Chemicals - Specialty

            -             25,030     25,030           Albemarle Corp                                -         1,197           1,197

            -             38,920     38,920           Arch Chemicals Inc                            -         1,147           1,147

            -             15,480     15,480           Cytec Industries Inc                          -           936             936

                                                                                                    -         3,280           3,280
                                               0.22%  Coal
                                                      Foundation Coal Holdings Inc
            -             21,355     21,355           (a)                                           -         1,083           1,083

                                               2.13%  Collectibles

      444,800                  -    444,800           Lenox Group Inc (b)                       6,058             -           6,058

      108,000                  -    108,000           RC2 Corp (a)(b)                           4,270             -           4,270

                                                                                               10,328             -          10,328
                                               7.93%  Commercial Banks
                                                      Alabama National
            -             21,800     21,800           Bancorporation                                -         1,502           1,502


            -             42,210     42,210           Bancfirst Corp (a)                            -         1,836           1,836

      121,500             44,539    166,039           Capital Corp of the West                  4,147         1,520           5,667

       36,800                  -     36,800           Center Financial Corp                       821             -             821

            -             34,104     34,104           City Holding Co                               -         1,234           1,234

            -             43,397     43,397           Columbia Banking System Inc                   -         1,465           1,465

            -             49,641     49,641           Community Trust Bancorp Inc (a)               -         1,663           1,663

            -             29,070     29,070           Cullen/Frost Bankers Inc                      -         1,683           1,683
                                                      First State Bancorporation/NM
            -             62,531     62,531           (a)                                           -         1,611           1,611
                                                      Greene County Bancshares Inc
            -             38,439     38,439           (a)                                           -         1,192           1,192

            -             20,400     20,400           Hancock Holding Co (a)                        -         1,015           1,015

            -             65,210     65,210           Hanmi Financial Corp (a)                      -         1,270           1,270

            -             18,710     18,710           IBERIABANK Corp (a)                           -         1,096           1,096

      366,230                  -    366,230           Oriental Financial Group                  4,787             -           4,787

            -             35,090     35,090           Placer Sierra Bancshares                      -           932             932

            -             66,640     66,640           Sterling Bancshares Inc/TX                    -         1,104           1,104

            -             33,542     33,542           Taylor Capital Group Inc                      -         1,308           1,308

                          60,750     60,750           Trico Bancshares (a)                          -         1,658           1,658

      288,050                  -    288,050           Trust Co Bank Corp NY (a)                 3,333             -           3,333

      142,947                  -    142,947           USB Holding Co Inc                        3,182             -           3,182

                                                                                               16,270        22,089          38,359
                                               0.05%  Commercial Services - Finance

            -             10,426     10,426           Clayton Holdings Inc (b)                      -           225             225

                                               0.19%  Computer Services

            -             42,950     42,950           Syntel Inc (a)                                -           925             925

                                               0.30%  Computers - Integrated Systems

            -             14,705     14,705           Intergraph Corp (b)                           -           647             647

            -             37,597     37,597           Radisys Corp (b)                              -           796             796

                                                                                                    -         1,443           1,443
                                               0.90%  Computers - Memory Devices
                                                      Hutchinson Technology Inc
      184,100                  -    184,100           (a)(b)                                    4,376             -           4,376

                                                      Consumer Products -
                                               1.42%  Miscellaneous

       60,100                  -     60,100           Central Garden and Pet Co (b)             2,960             -           2,960

      115,500                  -    115,500           Jarden Corp (a)(b)                        3,927             -           3,927

                                                                                                6,887             -           6,887
                                               0.22%  Containers - Metal & Glass

            -             27,900     27,900           Silgan Holdings Inc                           -         1,083           1,083

                                               0.01%  Dental Supplies & Equipment
                                                      Sybron Dental Specialties Inc
            -              1,334      1,334           (a)(b)                                        -            63              63

                                               0.20%  Diagnostic Kits

            -             24,600     24,600           Dade Behring Holdings Inc                     -           959             959

                                               0.47%  Distribution & Wholesale

            -             30,960     30,960           Aviall Inc (b)                                -         1,167           1,167

            -             14,740     14,740           WESCO International Inc (b)                   -         1,106           1,106

                                                                                                    -         2,273           2,273
                                                      Diversified Manufacturing
                                               0.81%  Operations

      147,000                  -    147,000           Griffon Corp (a)(b)                       3,920             -           3,920

                                               0.87%  Electric - Integrated

            -             29,990     29,990           PNM Resources Inc                             -           759             759

            -             80,130     80,130           Westar Energy Inc                             -         1,678           1,678

            -             35,280     35,280           WPS Resources Corp                            -         1,764           1,764

                                                                                                    -         4,201           4,201
                                                      Electronic Components -
                                               1.00%  Miscellaneous

      113,300                  -    113,300           Bel Fuse Inc Class B                      3,755             -           3,755

            -             40,245     40,245           Benchmark Electronics Inc (b)                 -         1,099           1,099

                                                                                                3,755         1,099           4,854
                                                      Electronic Components -
                                               0.88%  Semiconductors

            -             38,520     38,520           DSP Group Inc (a)(b)                          -         1,042           1,042

      215,600                  -    215,600           Portal Player Inc (a)(b)                  2,383             -           2,383

            -             44,470     44,470           Semtech Corp (a)(b)                           -           834             834

                                                                                                2,383         1,876           4,259
                                               0.14%  Electronic Connectors

            -             12,230     12,230           Thomas & Betts Corp (b)                       -           696             696

                                                      Electronic Measurement
                                               0.88%  Instruments

      295,300                  -    295,300           LeCroy Corp (b)                           4,238             -           4,238

                                               0.59%  Energy - Alternate Sources

       84,300                  -     84,300           Headwaters Inc (a)(b)                     2,839             -           2,839

                                               0.19%  Engines - Internal Combustion

            -             27,320     27,320           Briggs & Stratton Corp (a)                    -           922             922

                                               0.76%  Enterprise Software & Services

            -             22,305     22,305           Hyperion Solutions Corp (b)                   -           683             683

            -            136,740    136,740           Lawson Software Inc (a)(b)                    -         1,050           1,050
                                                      Mantech International Corp
            -             24,477     24,477           (a)(b)                                        -           808             808

            -             59,380     59,380           SYNNEX Corp (a)(b)                            -         1,125           1,125

                                                                                                    -         3,666           3,666
                                               0.45%  Finance - Credit Card

            -             56,720     56,720           Advanta Corp - B Shares                       -         2,164           2,164

                                               1.05%  Food - Canned
                                                      Connors Brothers Income Fund
      566,400                  -    566,400           (b)                                       5,091             -           5,091

                                                      Food -
                                               0.75%  Miscellaneous/Diversified

      241,000                  -    241,000           B&G Foods Inc (a) EIS                     3,608             -           3,608

                                                      Food - Wholesale &
                                               1.00%  Distribution

      216,100                  -    216,100           Fresh Del Monte Produce Co (a)            4,065             -           4,065

            -             34,290     34,290           Nash Finch Co                                 -           792             792

                                                                                                4,065           792           4,857
                                               1.12%  Footwear & Related Apparel

      163,300                  -    163,300           Rocky Shoes & Boots Inc (b)               4,030             -           4,030


            -             26,070     26,070           Steven Madden Ltd (a)                         -         1,388           1,388

                                                                                                4,030         1,388           5,418
                                               0.19%  Gambling (Non-Hotel)

            -             33,610     33,610           Pinnacle Entertainment Inc (b)                -           918             918

                                               0.47%  Gas - Distribution

            -             43,790     43,790           Atmos Energy Corp                             -         1,162           1,162

            -             31,910     31,910           Energen Corp                                  -         1,125           1,125

                                                                                                    -         2,287           2,287
                                               2.93%  Gold Mining
                                                      Kingsgate Consolidated Ltd ADR
    1,656,100                  -  1,656,100           (b)                                       7,348             -           7,348

      279,900                  -    279,900           Randgold Resources Ltd ADR (b)            6,813             -           6,813

                                                                                               14,161             -          14,161
                                               0.64%  Human Resources

            -             34,680     34,680           CDI Corp                                      -           983             983

            -             47,870     47,870           Korn/Ferry International (a)(b)               -         1,005           1,005

            -             41,930     41,930           Labor Ready Inc (b)                           -         1,108           1,108

                                                                                                    -         3,096           3,096
                                                      Identification Systems -
                                               0.17%  Development

            -             31,690     31,690           Checkpoint Systems Inc (b)                    -           835             835

                                               0.21%  Industrial Gases

            -             25,560     25,560           Airgas Inc (a)                                -         1,034           1,034

                                               0.24%  Instruments - Controls
                                                      Mettler Toledo International
            -             17,780     17,780           Inc (b)                                       -         1,152           1,152

                                               1.96%  Internet Application Software

      515,000                  -    515,000           Lionbridge Technologies (b)               4,233             -           4,233

      456,800             67,540    524,340           RealNetworks Inc (a)(b)                   4,577           677           5,254

                                                                                                8,810           677           9,487
                                               0.10%  Intimate Apparel

            -             21,270     21,270           Warnaco Group Inc/The (b)                     -           474             474

                                               0.18%  Leisure & Recreation Products

            -             28,320     28,320           WMS Industries Inc (a)(b)                     -           885             885

                                               0.28%  Life & Health Insurance

            -             58,846     58,846           Scottish Re Group Ltd                         -         1,367           1,367

                                                      Machinery - Construction &
                                               0.35%  Mining

            -             13,940     13,940           Astec Industries Inc (a)(b)                   -           549             549

            -             21,600     21,600           Bucyrus International Inc (a)                 -         1,121           1,121

                                                                                                    -         1,670           1,670
                                               0.23%  Machinery - Electrical

            -             23,340     23,340           Regal-Beloit Corp (a)                         -         1,089           1,089

                                               0.28%  Machinery - General Industry

            -             18,342     18,342           Gardner Denver Inc (a)(b)                     -         1,367           1,367

                                                      Machinery Tools & Related
                                               0.65%  Products

            -             26,150     26,150           Kennametal Inc                                -         1,617           1,617

            -             28,240     28,240           Lincoln Electric Holdings Inc                 -         1,548           1,548

                                                                                                    -         3,165           3,165
                                               0.48%  Medical - Biomedical/Gene

      463,701                  -    463,701           Gene Logic Inc (b)                        1,340             -           1,340

            -             31,070     31,070           Serologicals Corp (a)(b)                      -           967             967

                                                                                                1,340           967           2,307
                                               1.96%  Medical - Drugs
                                                      Adams Respiratory Therapeutics
            -              2,937      2,937           Inc (b)                                       -           126             126
                                                      Bradley Pharmaceuticals Inc
      479,400                  -    479,400           (a)(b)                                    7,114             -           7,114

            -             84,230     84,230           Dusa Pharmaceuticals Inc (a)(b)               -           590             590

      224,400                  -    224,400           Lannett Co Inc (a)(b)                     1,645             -           1,645

                                                                                                8,759           716           9,475
                                               0.79%  Medical - HMO

            -             34,860     34,860           Centene Corp (a)(b)                           -           896             896

       90,100                  -     90,100           Molina Healthcare Inc (b)                 2,946             -           2,946

                                                                                                2,946           896           3,842
                                               0.35%  Medical - Hospitals

       53,600                  -     53,600           LifePoint Hospitals Inc (b)               1,699             -           1,699

                                               1.11%  Medical - Nursing Homes

      221,200                  -    221,200           Kindred Healthcare Inc (a)(b)             5,367             -           5,367

                                               0.22%  Medical Instruments

            -             53,580     53,580           Symmetry Medical Inc (a)(b)                   -         1,066           1,066

                                               0.54%  Medical Products

            -            205,480    205,480           Encore Medical Corp (b)                       -         1,126           1,126

            -             15,130     15,130           Haemonetics Corp/Mass (a)(b)                  -           825             825

            -             25,260     25,260           Syneron Medical Ltd (a)(b)                    -           653             653

                                                                                                    -         2,604           2,604
                                               1.01%  Metal - Aluminum

      103,100                  -    103,100           Century Aluminum Co (b)                   4,909             -           4,909

                                               0.17%  Metal - Iron

            -              9,550      9,550           Cleveland-Cliffs Inc (a)                      -           817             817

                                               0.31%  Metal Processors & Fabrication

            -             27,540     27,540           Commercial Metals Co                          -         1,498           1,498

                                               0.78%  Miscellaneous Manufacturers

      390,300                  -    390,300           Artic Glacier Income Fund (b)             3,788             -           3,788

                                               1.06%  Multi-line Insurance

      170,900                  -    170,900           United Fire & Casualty Co                 5,117             -           5,117

                                               0.17%  Multimedia

            -             69,950     69,950           Journal Communications Inc (a)                -           821             821

                                               0.76%  Networking Products

            -            176,330    176,330           3Com Corp (a)(b)                              -           950             950

            -             20,120     20,120           Black Box Corp (a)                            -           944             944

            -            153,310    153,310           Extreme Networks (b)                          -           696             696

            -             50,530     50,530           Polycom Inc (a)(b)                            -         1,112           1,112

                                                                                                    -         3,702           3,702
                                               1.86%  Non-Ferrous Metals

    4,149,700                  -  4,149,700           Minara Resources Ltd                      7,724             -           7,724
                                                      RTI International Metals Inc
            -             21,150     21,150           (a)(b)                                        -         1,272           1,272

                                                                                                7,724         1,272           8,996
                                               0.27%  Office Supplies & Forms

            -             66,450     66,450           Ennis Inc                                     -         1,309           1,309

                                               0.86%  Oil - Field Services

            -             78,040     78,040           Global Industries Ltd (a)(b)                  -         1,238           1,238
                                                      Hornbeck Offshore Services Inc
            -             21,780     21,780           (b)                                           -           782             782
                                                      Oil States International Inc
            -             27,710     27,710           (a)(b)                                        -         1,119           1,119

            -              1,702      1,702           Warrior Energy Service Corp (b)               -            51              51

            -             19,310     19,310           W-H Energy Services Inc (a)(b)                -           970             970

                                                                                                    -         4,160           4,160
                                               0.15%  Oil & Gas Drilling

            -             16,140     16,140           Todco                                         -           740             740

                                                      Oil Company - Exploration &
                                               6.73%  Production

      141,100                  -    141,100           Cimarex Energy Co                         6,060             -           6,060
                                                      Complete Production Services
            -              3,104      3,104           Inc (a)(b)                                    -            82              82

            -             62,307     62,307           Compton Petroleum Corp (b)                    -           848             848

      137,400                  -    137,400           Comstock Resources Inc (b)                4,271             -           4,271

      103,400                  -    103,400           Encore Acquisition Co (b)                 3,168             -           3,168

      150,400                  -    150,400           Harvest Energy Trust (a)(b)               4,626             -           4,626

       85,700             25,680    111,380           St Mary Land & Exploration Co             3,613         1,083           4,696

      206,300                  -    206,300           Vermillion Energy Trust (a)(b)            6,095             -           6,095

            -             17,300     17,300           Whiting Petroleum Corp (a)(b)                 -           731             731

       67,200                  -     67,200           Zargon Energy Trust (b)                   2,019             -           2,019

                                                                                               29,852         2,744          32,596
                                                      Oil Field Machinery &
                                               0.16%  Equipment

            -             14,770     14,770           Lone Star Technologies Inc (b)                -           783             783

                                               0.50%  Oil Refining & Marketing

       33,500                  -     33,500           Giant Industries Inc (b)                  2,408             -           2,408

                                               0.22%  Physician Practice Management

            -             21,460     21,460           Pediatrix Medical Group Inc (b)               -         1,086           1,086

                                               0.21%  Printing - Commercial

            -             19,349     19,349           Consolidated Graphics Inc (b)                 -         1,012           1,012

                                               0.19%  Private Corrections

            -             25,090     25,090           Geo Group Inc/The (b)                         -           899             899

                                               3.95%  Property & Casualty Insurance
                                                      American Physicians Capital
            -             32,930     32,930           Inc (b)                                       -         1,591           1,591

            -             61,220     61,220           CRM Holdings Ltd (b)                          -           650             650

      110,300                  -    110,300           Navigators Group Inc (b)                  5,218             -           5,218

       96,700                  -     96,700           Safety Insurance Group Inc                4,476             -           4,476

      107,700                  -    107,700           State Auto Financial Corp                 3,788             -           3,788
                                                      Stewart Information Services
       50,500                  -     50,500           Corp                                      2,182             -           2,182

            -             27,790     27,790           Zenith National Insurance Corp                -         1,226           1,226

                                                                                               15,664         3,467          19,131
                                                      Publicly Traded Investment
                                               0.26%  Fund
                                                      iShares Russell 2000 Index
            -             16,780     16,780           Fund (a)                                      -         1,276           1,276

                                               0.41%  Publishing - Periodicals
                                                      Reader's Digest Association
      145,700                  -    145,700           Inc/The                                   2,008             -           2,008

                                               0.10%  Radio

            -             51,474     51,474           Beasley Broadcasting Group Inc                -           484             484

                                               1.30%  Recycling

            -             13,470     13,470           Aleris International Inc (a)(b)               -           623             623

      175,100                  -    175,100           Metal Management Inc                      5,682             -           5,682

                                                                                                5,682           623           6,305
                                               1.22%  REITS - Diversified
                                                      Entertainment Properties Trust
      106,000             38,153    144,153           (a)                                       4,332         1,559           5,891

                                               1.96%  REITS - Hotels

      208,100                  -    208,100           Equity Inns Inc (a)                       3,371             -           3,371

            -             34,850     34,850           LaSalle Hotel Properties                      -         1,524           1,524

      269,800            158,070    427,870           Winston Hotels Inc (a)                    2,906         1,702           4,608

                                                                                                6,277         3,226           9,503
                                               1.79%  REITS - Mortgage

            -             70,610     70,610           Arbor Realty Trust Inc                        -         1,829           1,829

            -            100,800    100,800           Deerfield Triarc Capital Corp                 -         1,345           1,345
                                                      Gramercy Capital Corp/New York
            -             62,990     62,990           (a)                                           -         1,564           1,564

       91,900                  -     91,900           Redwood Trust Inc                         3,903             -           3,903

                                                                                                3,903         4,738           8,641
                                               0.50%  REITS - Shopping Centers

            -             79,940     79,940           Inland Real Estate Corp                       -         1,160           1,160

            -             75,020     75,020           Urstadt Biddle Properties Inc                 -         1,254           1,254

                                                                                                    -         2,414           2,414
                                               0.35%  REITS - Single Tenant

            -             53,580     53,580           Agree Realty Corp (a)                         -         1,685           1,685

                                               0.42%  REITS - Storage

       40,900                  -     40,900           Sovran Self Storage Inc                   2,010             -           2,010

                                               0.65%  Rental - Auto & Equipment

      116,900                  -    116,900           Mcgrath Rentcorp                          3,143             -           3,143

                                               0.22%  Resorts & Theme Parks

            -             28,590     28,590           Vail Resorts Inc (a)(b)                       -         1,075           1,075

                                               0.12%  Respiratory Products

            -             15,772     15,772           Respironics Inc (b)                           -           578             578

                                               1.89%  Retail - Apparel & Shoe

            -             18,880     18,880           Brown Shoe Co Inc (a)                         -           718             718

            -             13,783     13,783           Buckle Inc/The                                -           589             589

            -             48,220     48,220           Charlotte Russe Holding Inc (b)               -         1,042           1,042

            -             80,040     80,040           Charming Shoppes Inc (a)(b)                   -         1,101           1,101
                                                      Childrens Place Retail Stores
       35,200                  -     35,200           Inc/The (b)                               2,174             -           2,174

            -             38,040     38,040           Dress Barn Inc (a)(b)                         -           962             962

            -             34,005     34,005           Stage Stores Inc                              -         1,063           1,063

            -             38,820     38,820           Too Inc (a)(b)                                -         1,491           1,491

                                                                                                2,174         6,966           9,140
                                               0.49%  Retail - Propane Distribution
                                                      Suburban Propane Partners LP
       81,700                  -     81,700           (a)(b)                                    2,381             -           2,381

                                               0.83%  Retail - Restaurants
                                                      Checkers Drive-In Restaurant
            -             34,120     34,120           (b)                                           -           503             503

            -             53,870     53,870           CKE Restaurants Inc (a)                       -           853             853

            -             34,580     34,580           Landry's Restaurants Inc (a)                  -         1,227           1,227
                                                      Morton's Restaurant Group Inc
            -             30,149     30,149           (b)                                           -           507             507
                                                      Rare Hospitality International
            -             29,997     29,997           Inc (b)                                       -           934             934

                                                                                                    -         4,024           4,024
                                               1.05%  Retail - Video Rental

      430,400                  -    430,400           Blockbuster Inc -Class A (a)              2,023             -           2,023

    1,181,800                  -  1,181,800           Movie Gallery Inc                         3,073             -           3,073

                                                                                                5,096             -           5,096
                                               0.93%  Satellite Telecommunications
                                                      Asia Satellite
      265,800                  -    265,800           Telecommunications Holdings ADR           4,521             -           4,521

                                               2.62%  Savings & Loans - Thrifts

      237,800                  -    237,800           Dime Community Bancshares                 3,369             -           3,369

            -             12,320     12,320           FirstFed Financial Corp (a)(b)                -           775             775

            -             37,510     37,510           PFF Bancorp Inc (a)                           -         1,285           1,285

            -             60,675     60,675           Sterling Financial Corp/WA (a)                -         1,951           1,951

      157,100                  -    157,100           Washington Federal Inc (a)                3,758             -           3,758

            -             24,537     24,537           WSFS Financial Corp                           -         1,544           1,544

                                                                                                7,127         5,555          12,682
                                                      Semiconductor Component -
                                               0.54%  Integrated Circuits

            -            108,050    108,050           Cirrus Logic Inc (b)                          -         1,021           1,021

            -             47,580     47,580           Emulex Corp (a)(b)                            -           863             863

            -             47,280     47,280           Genesis Microchip Inc (a)(b)                  -           743             743

                                                                                                    -         2,627           2,627
                                               2.08%  Semiconductor Equipment

      676,800                  -    676,800           Axcelis Technologies Inc (b)              3,986             -           3,986

      551,100                  -    551,100           Credence Systems Corp (b)                 3,907             -           3,907

            -             80,440     80,440           Entegris Inc (a)(b)                           -           819             819

            -             56,360     56,360           Veeco Instruments Inc (a)(b)                  -         1,350           1,350

                                                                                                7,893         2,169          10,062
                                               0.50%  Steel - Producers

            -             11,150     11,150           Carpenter Technology Corp (a)                 -         1,326           1,326

            -             17,370     17,370           Steel Dynamics Inc (a)                        -         1,084           1,084

                                                                                                    -         2,410           2,410
                                               0.30%  Telecommunication Equipment

            -             29,760     29,760           CommScope Inc (a)(b)                          -           984             984
                                                      Comtech Telecommunications
            -             15,845     15,845           Corp (a)(b)                                   -           451             451

                                                                                                    -         1,435           1,435
                                               1.70%  Telecommunication Services
                                                      Iowa Telecommunications
      139,500             41,281    180,781           Services Inc (a)                          2,517           745           3,262

      216,900                  -    216,900           USA Mobility Inc (b)                      4,965             -           4,965

                                                                                                7,482           745           8,227
                                               0.36%  Theaters


       70,500                  -     70,500           Carmike Cinemas Inc (a)                   1,742             -           1,742

                                               1.57%  Transport - Marine

       97,600                  -     97,600           D/S Torm A/S ADR (a)                      4,476             -           4,476

      160,900                  -    160,900           OMI Corp (a)                              3,102             -           3,102

                                                                                                7,578             -           7,578
                                               0.24%  Transport - Services

            -             23,640     23,640           HUB Group Inc (b)                             -         1,162           1,162

                                               0.36%  Transport - Truck
                                                      Frozen Food Express Industries
            -             71,140     71,140           (a)(b)                                        -           726             726

            -             31,160     31,160           Old Dominion Freight Line (b)                 -         1,003           1,003

                                                                                                    -         1,729           1,729
                                               0.09%  Vitamins & Nutrition Products

            -             41,250     41,250           Natures Sunshine Prods Inc                    -           436             436

                                               0.31%  Wire & Cable Products

            -             46,804     46,804           General Cable Corp (a)(b)                     -         1,478           1,478

                                               0.27%  Wireless Equipment

            -             26,055     26,055           EMS Technologies Inc (b)                      -           500             500

            -             68,990     68,990           Spectralink Corp (a)                          -           823             823

                                                                                                    -         1,323           1,323

                                                      TOTAL COMMON STOCKS                     292,073       161,805         453,878

    Contracts          Contracts  Contracts    0.49%  PURCHASED PUT OPTIONS              Value (000s)  Value (000s)    Value (000s)
                                                      Publicly Tranded Investment
                                               0.49%  Fund
                                                      iShares Russell 2000 Index

       10,730                  -     10,730                Expires January 2007 @ $56             483             -             483

       29,250                  -     29,250                Expires January 2007 @ $49             439             -             439

       10,300                  -     10,300                Expires January 2008 @ $55           1,236             -           1,236

                                                      NASDAQ - 100 Index

       20,000                  -     20,000                Expires January 2007 @ $30             200             -             200

                                                      TOTAL PURCHASE PUT OPTIONS                2,358             -           2,358
    Principal          Principal  Principal
     Amount             Amount      Amount                                                     Value         Value           Value
       (000s)             (000s)     (000s)   12.47%  SHORT TERM INVESTMENTS                   (000s)        (000s)          (000s)
                                               2.15%  Commercial Paper
                                                      Investment in Joint Trading
                                                      Account; Federal Home Loan Bank

            -              2,666      2,666           4.65%, 5/ 1/2006                              -         2,666           2,666
                                                      Investment in Joint Trading
                                                      Account; HSBC Funding

            -              7,737      7,737           4.82%, 5/ 1/2006                              -         7,737           7,737

                                                                                                    -        10,403          10,403
                                              10.32%  Other Short Term Investments
                                                      Mellon GSL DBT II Collateral
       49,923                                         Fund (d)                                 49,923             -          49,923

                                                      TOTAL SHORT TERM INVESTMENTS             49,923        10,403          60,326

                                               6.67%  MONEY MARKET FUNDS
                                                      BNY Institutional Cash Reserve
            -             32,298     32,298           Fund (d)                                      -        32,298          32,298

                                                      TOTAL MONEY MARKET FUNDS                      -        32,298          32,298

                                               2.55%  REPURCHASE AGREEMENTS
                                                      Agreement with Credit Suissse
                                                      First Boston Corp, 4.66% dated
                                                      4/28/2006, to be repurchased
                                                      at $12,357 on 5/1/2006
                                                      (collateralized by U.S.
                                                      Treasury obligations, having
                                                      various interest rates and
                                                      maturities, market value
       12,352                  -     12,352           $12,615)                                 12,352             -          12,352

                                                      TOTAL REPURCHASE AGREEMENTS              12,352             -          12,352

                                             115.96%  Total Investments                       356,706       204,506         561,212
                                                      Liabilities in Excess of Other
                                             -15.96%  Assets, Net                            (46,372)      (30,857)        (77,229)

                                             100.00%  TOTAL NET ASSETS                        310,334       173,649         483,983


(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionss exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are considered illiquid. At the end of the period, the value of these securites totaled $7,521 (in thousands) or 1.55% of net assets

(d)  Security was purchased with the cash proceeds from securities loans.

                                                      Unrealized Appreciation
                                                      (Depreciation)

                                                      Unrealized Appreciation                  62,318        23,022          85,340

                                                      Unrealized Depreciation                (36,993)       (3,647)        (40,640)
                                                      Net Unrealized Appreciation
                                                      (Depreciation)                           25,325        19,375          44,700
                                                      Cost for federal income tax
                                                      purposes                                331,381       185,131         516,512


As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.

    The accompanying notes are an integral part of the financial statements.

                             Schedule of Investments
                           April 30, 2006 (unaudited)

 WM            PIF        PIF       Combined                                                   WM    PIF          PIF       Combined
 Tax-Exempt  Tax-Exempt Tax-Exempt                                                     Tax-Exempt   Tax-Exempt   Tax-Exempt
  Bond Fund  Bond       Bond                                                            Bond Fund    Bond Fund    Bond Fund
                  Fund    Fund I                                                                                          I
------------ ---------- --------- -----------                                         ------------ ----------- ----- -- -----------

  Principal  Principal  Principal  Principal
 Amount       Amount     Amount    Amount    97.30% TAX-EXEMPT BONDS                        Value       Value      Value    Value
     (000s)     (000s)    (000s)      (000s)                                               (000s)      (000s)     (000s)    (000s)
------------ ---------- --------- -----------                                         ------------ ----------- ---------- ---------
                                              0.28% Alabama
                                                    Birmingham Baptist Medical Center,
                                                    Special Care Facilities Financing
                                                                Authority
              $

    $ 1,000          -     $   -    $  1,000             5.00%, 11/15/2030               $    976     $     -    $     -      $  976

                                              2.98% Alaska
                                                    Alaska Housing Finance Corp FGIC

          -      1,000         -       1,000             5.25%, 12/ 1/2034                      -       1,047          -       1,047

      1,000          -         -       1,000             5.25%, 12/1/2041                   1,041           -          -       1,041
                                                    City of Anchorage AK

      2,000          -         -       2,000             6.375% 1/1/2020                    2,186           -          -       2,186
                                                    City of Anchorage AK MBIA


      1,235          -         -       1,235             6.50%, 12/1/2013                   1,430           -          -       1,430
                                                    State of Alaska AMBAC

      4,500          -         -       4,500             5.25%, 10/1/2027                   4,849           -          -       4,849
                                                                                      ------------ ----------- ---------- ----------

                                                                                            9,506       1,047          -      10,553
                                                                                      ------------ ----------- ---------- ----------
                                              2.03% Arizona
                                                    Arizona State University/AZ AMBAC
                                                         5.25%, 9/ 1/2024
          -      1,500         -       1,500                                                    -       1,587          -       1,587
                                                    Arizona Tourism & Sports Authority
                                                   MBIA

      2,000          -         -       2,000             5.375%, 7/1/2019                   2,143           -          -       2,143
                                                    Maricopa County AZ

      1,000          -         -       1,000             5.00%, 4/1/2035                      992           -          -         992
                                                    University Medical Center Corp/AZ
                                                         5.00%, 7/ 1/2022
          -      1,000         -       1,000                                                    -       1,008          -       1,008

      1,500          -         -       1,500             5.00%, 7/1/2035                    1,481           -          -       1,481
                                                                                      ------------ ----------- ---------- ----------


                                                                                            4,616       2,595          -       7,211
                                                                                      ------------ ----------- ---------- ----------
                                              0.29% Arkansas
                                                    University of Arkansas FGIC
                                                         5.00%, 3/ 1/2021
                 1,000                                                                          -
          -                    -       1,000                                                            1,048          -       1,048

                                             11.45% California
                                                    Amador Water Agency/CA MBIA
                                                         5.00%, 6/ 1/2027
          -      3,505         -       3,505                                                    -       3,623          -       3,623
                                                    California County TOB
                                                   Securitization Agency

      1,000          -         -       1,000             5.125%, 6/1/2038                     975           -          -         975
                                                    California Educational Facilities
                                                   Authority

      1,000          -         -       1,000             5.00%, 9/1/2033                    1,027           -          -       1,027
                                                    California Health Facilities
                                                   Financing Authority/CA


      2,000          -         -       2,000             5.00%, 11/15/2034                  2,014           -          -       2,014
                                                    California Pollution Control
                                                   Financing AMBAC
                                                         3.13%, 1/ 1/2022
          -      1,750         -       1,750                                                    -       1,750          -       1,750
                                                    California State Department of
                                                   Water Resources MBIA-IBC


      3,000          -         -       3,000             6.466%, 5/1/2011 (a)(b)            3,532           -          -       3,532
                                                    California Statewide Communities
                                                   Development Authority
                                                         3.85%, 11/ 1/2029
          -      1,000         -       1,000                                                    -         974          -         974

      1,000          -         -       1,000             5.00%, 3/1/2035                    1,003           -          -       1,003
                                                    Clovis Public Financing Authority
                                                   MBIA
                                                         5.25%, 8/ 1/2030
          -      2,000         -       2,000                                                    -       2,114          -       2,114
                                                    East Side Union High School
                                                   District - Santa Clara County MBIA
                                                         5.10%, 2/ 1/2019
          -      1,000         -       1,000                                                    -       1,074          -       1,074
                                                    Foothill Eastern Transportation
                                                   Corridor Agency/CA MBIA

      2,000          -         -       2,000             0.00%, 1/15/2018 (c)               1,100           -          -       1,100
                                                    Fremont Unified School
                                                   District/Alameda County CA FGIC

      1,000          -         -       1,000             5.00%, 8/1/2025                    1,033           -          -       1,033
                                                    Golden State Tobacco
                                                   Securitization Corp FGIC
                                                         5.50%, 6/ 1/2043
                   500         -         500                                                    -         546          -         546
                                                    Jurupa Unified School District
                                                   FGIC

      2,700          -         -       2,700             5.125%, 8/1/2022                   2,842           -          -       2,842
                                                    Los Angeles County Public Works
                                                   Financing MBIA
                                                         5.00%, 12/ 1/2027
          -      1,000         -       1,000                                                    -       1,032          -       1,032
                                                    Placentia-Yorba Linda Unified
                                                   School District FGIC
                                                         5.00%, 10/ 1/2023
          -      2,925         -       2,925                                                    -       3,041          -       3,041
                                                         5.00%, 10/ 1/2030
          -      2,000         -       2,000                                                    -       2,057          -       2,057
                                                    San Diego Redevelopment Agency/CA
                                                   XLCA
                                                         5.00%, 9/ 1/2023
          -      1,775         -       1,775                                                    -       1,832          -       1,832
                                                    San Francisco City & County
                                                   International Airports Commission
                                                   FGIC

      2,000          -         -       2,000             5.125%, 5/1/2020                   2,090           -          -       2,090
                                                    San Joaquin Hills Transportation
                                                   Corridor Agency MBIA

      7,000          -         -       7,000             0.00%, 1/15/2034 (c)               1,767           -          -       1,767
                                                    State of California
                                                         5.25%, 11/ 1/2025
          -      2,000         -       2,000                                                    -       2,101          -       2,101
                                                         5.50%, 4/ 1/2028
                 2,000                                                                          -       2,165
          -                    -       2,000                                                                           -       2,165
                                                    Tobacco Securitization Authority
                                                   of Northern California/CA

      1,000          -         -       1,000             5.375%, 6/1/2038                   1,007           -          -       1,007
                                                                                      ------------ ----------- ---------- ----------

                                                                                           18,390      22,309          -      40,699
                                                                                      ------------ ----------- ---------- ----------
                                              1.82% Colorado
                                                    Colorado Health Facilities
                                                   Authority

      1,250          -         -       1,250             5.00%, 12/1/2035                   1,221           -          -       1,221
                                                    Denver City & County CO
                                                         4.75%, 9/ 1/2020
          -        555         -         555                                                    -         536          -         536
                                                    Fort Collins CO AMBAC
                                                         5.38%, 6/ 1/2023
          -      2,275         -       2,275                                                    -       2,431          -       2,431
                                                    Lakewood CO AMBAC

      1,650          -         -       1,650             5.35%, 12/1/2017                   1,760           -          -       1,760
                                                    Park Creek Metropolitan
                                                   District/CO

        500          -         -         500             5.50%, 12/1/2030                     512           -          -         512
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,493       2,967          -       6,460
                                                                                      ------------ ----------- ---------- ----------
                                              1.34% Connecticut
                                                    Connecticut State Development
                                                   Authority
                                                         5.95%, 9/ 1/2028
          -      3,000         -       3,000                                                    -       3,139          -       3,139
                                                    State of Connecticut ACA

      1,500          -         -       1,500             6.60%, 7/1/2024                    1,637           -          -       1,637
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,637       3,139          -       4,776
                                                                                      ------------ ----------- ---------- ----------
                                              0.16% District of Columbia
                                                    District of Columbia, Water &
                                                   Sewer Authority FSA

        500          -         -         500             5.50%, 10/1/2017                     557           -          -         557

                                              5.31% Florida
                                                    Bay Laurel Center Community
                                                   Development District

        500          -         -         500             5.45%, 5/1/2037 (d)                  500           -          -         500
                                                    City of Gainesville FL
                                                         5.20%, 10/ 1/2026
          -        270         -         270                                                    -         277          -         277
                                                    County of Orange FL AMBAC
                                                         5.50%, 10/ 1/2032
          -      3,000         -       3,000                                                    -       3,201          -       3,201
                                                    Escambia County Health Facilities
                                                   Authority AMBAC

        110          -         -         110             5.95%, 7/1/2020                      116           -          -         116
                                                    Escambia County Utilities
                                                   Authority FGIC

        650          -         -         650             5.25%, 1/1/2029                      674           -          -         674
                                                    Florida Housing Finance Agency
                                                   AMBAC

        900          -         -         900             6.50%, 7/1/2036                      920           -          -         920
                                                    Florida State Board of Education
                                                   FGIC

        800          -         -         800             5.25%, 7/1/2017                      843           -          -         843
                                                    Hillsborough County Port District
                                                   MBIA

      1,000          -         -       1,000             5.375%, 6/1/2027                   1,049           -          -       1,049
                                                    Manatee County Housing Finance
                                                   Authority GNMA/FNMA

         65          -         -          65             6.875%, 11/1/2026                     68           -          -          68
                                                    Orange County Housing Finance
                                                   Authority


        500          -         -         500             7.00%, 10/1/2025 (b)                 535           -          -         535
                                                    Orange County School Board MBIA
                                                         5.38%, 8/ 1/2022
          -        310         -         310                                                    -         319          -         319
                                                    Orlando Utilities Commission

      5,000          -         -       5,000             6.00%, 10/1/2020                   5,456           -          -       5,456
                                                    Osceola County School Board AMBAC

      1,300          -         -       1,300             5.125%, 6/1/2022                   1,360           -          -       1,360
                                                    South Broward Hospital District/FL
                                                   MBIA
                                                         5.00%, 5/ 1/2021
          -      2,000         -       2,000                                                    -       2,093          -       2,093
                                                    West Villages Improvement District
                                                         5.50%, 5/ 1/2037
          -        160         -         160                                                    -         160          -         160
                                                    University of Central Florida
                                                   Athletics Association Inc FGIC

      1,275          -         -       1,275             5.00%, 10/01/2035                  1,309           -          -       1,309
                                                                                      ------------ ----------- ---------- ----------

                                                                                           12,830       6,050          -      18,880
                                                                                      ------------ ----------- ---------- ----------
                                              3.60% Georgia
                                                    State of Georgia

      5,000          -         -       5,000             6.30%, 3/1/2009                    5,349           -          -       5,349
                                                    Monroe County Development
                                                   Authority/GA MBIA-IBC

      2,500          -         -       2,500             6.70%, 1/1/2009                    2,684           -          -       2,684

      3,410          -         -       3,410             6.75%, 1/1/2010                    3,750           -          -       3,750
                                                    Richmond County Development
                                                   Authority
                                                         5.00%, 2/ 1/2020
          -      1,000         -       1,000                                                    -       1,006          -       1,006
                                                                                      ------------ ----------- ---------- ----------

                                                                                           11,783       1,006          -      12,789
                                                                                      ------------ ----------- ---------- ----------
                                              0.62% Hawaii
                                                    City & County of Honolulu HI

      1,270          -         -       1,270             6.00%, 1/1/2012                    1,402           -          -       1,402

        730          -         -         730             6.00%, 1/1/2012                      810           -          -         810
                                                                                      ------------ ----------- ---------- ----------

                                                                                            2,212           -          -       2,212
                                                                                      ------------ ----------- ---------- ----------
                                              1.42% Idaho
                                                    Idaho Health Facilities
                                                   Authority/ID


      2,000          -         -       2,000             6.65%, 2/15/2021 (a)(b)            2,503           -          -       2,503
                                                         5.25%, 9/ 1/2025
          -      2,000         -       2,000                                                    -       2,095          -       2,095
                                                    Idaho Housing & Finance
                                                   Association/ID
                                                         5.90%, 1/ 1/2015
          -        440         -         440                                                    -         445          -         445
                                                                                      ------------ ----------- ---------- ----------

                                                                                            2,503       2,540          -       5,043
                                                                                      ------------ ----------- ---------- ----------
                                              8.13% Illinois
                                                    Chicago Board of Education/IL MBIA
                                                         6.00%, 12/ 1/2018
          -      1,290         -       1,290                                                    -       1,455          -       1,455
                                                         5.50%, 12/ 1/2021
          -      1,270         -       1,270                                                    -       1,384          -       1,384
                                                         6.00%, 12/ 1/2021
          -      1,540         -       1,540                                                    -       1,730          -       1,730
                                                    Chicago, O'Hare International
                                                   Airport/IL

      1,000          -         -       1,000             6.586%, 1/1/2023 (a)(b)            1,129           -          -       1,129

      1,125          -         -       1,125             6.586, 1/1/2024 (a)(b)             1,267           -          -       1,267

      5,000          -         -       5,000             7.55%, 1/1/2020 (a)(b)             5,888           -          -       5,888

        965          -         -         965             5.50%, 1/1/2017                    1,027           -          -       1,027
                                                    City of Chicago IL
                                                         6.30%, 9/ 1/2029
          -        825         -         825                                                    -         838          -         838
                                                    City of Yorkville IL

        500          -         -         500             6.00%, 3/1/2036                      498           -          -         498
                                                    County of Cook IL MBIA
                                                         5.25%, 11/15/2028
          -      2,000         -       2,000                                                    -       2,117          -       2,117
                                                    Illinois Finance Authority
                                                         5.25%, 11/15/2023
          -      1,500         -       1,500                                                    -       1,528          -       1,528

        500          -         -         500             6.00%, 5/15/2025                     517           -          -         517

        500          -         -         500             5.625, 2/15/2037                     505           -          -         505
                                                    Illinois Finance Authority
                                                   Multi-Family Revenue
                                                         6.50%, 12/ 1/2037
          -        160         -         160                                                    -         159          -         159
                                                    Illinois Health Facilities
                                                   Authority
                                                         5.25%, 8/15/2008
          -        320         -         320                                                    -         333          -         333
                                                         7.00%, 2/15/2009
          -        145         -         145                                                    -         153          -         153
                                                         6.00%, 7/ 1/2017
          -      1,500         -       1,500                                                    -       1,605          -       1,605
                                                          7.00%, 2/15/2018
                   720                                                                                    849
          -                    -         720                                                    -                      -         849
                                                    Metropolitan Pier & Exposition
                                                   Authority/IL FGIC

      5,055          -         -       5,055             0.00%, 6/15/2009 (c)               4,482           -          -       4,482
                                                    Village of Bolingbrook IL

        500          -         -         500             0.00%, 1/1/2024 (c)                  455           -          -         455
                                                    Village of Pingree Grove

        800          -         -         800             5.25%, 3/1/2015                      805           -          -         805
                                                    Yorkville IL United City Special
                                                   Services Area Special Tax
                                                         6.00%, 3/ 1/2036
                   160                                                                          -         159
          -                    -         160                                                                           -         159
                                                                                      ------------ ----------- ---------- ----------

                                                                                           16,573      12,310          -      28,883
                                                                                      ------------ ----------- ---------- ----------
                                              2.94% Indiana
                                                    County of St Joseph IN

        230          -         -         230             6.00%, 5/15/2026                     240           -          -         240
                                                         6.00%, 5/15/2038
          -        100         -         100                                                    -         103          -         103
                                                    Hendricks County Building
                                                   Facilities Co
                                                         5.50%, 7/15/2020
          -      2,500         -       2,500                                                    -       2,702          -       2,702
                                                    Indiana Housing Finance Authority
                                                         3.60%, 1/ 1/2032
          -        895         -         895                                                    -         882          -         882
                                                    Indiana Municipal Power Agency/IN
                                                   MBIA

      6,000          -         -       6,000             6.125%, 1/1/2013                   6,520           -          -       6,520
                                                                                      ------------ ----------- ---------- ----------

                                                                                            6,760       3,687          -      10,447
                                                                                      ------------ ----------- ---------- ----------
                                              1.79% Iowa
                                                    Chillicothe IA
                                                         3.60%, 11/ 1/2023
          -      1,100         -       1,100                                                    -       1,079          -       1,079
                                                    Eddyville IA
                                                         5.63%, 12/ 1/2013
          -      1,000         -       1,000                                                    -       1,002          -       1,002
                                                    Iowa Higher Education Loan
                                                   Authority/IA
                                                         5.50%, 10/ 1/2031
          -      2,235         -       2,235                                                    -       2,290          -       2,290
                                                    Lansing IA
                                                         3.60%, 11/ 1/2008
          -      1,000         -       1,000                                                    -         970          -         970
                                                    Tobacco Settlement Authority
                                                   Iowa/IA


      1,000          -         -       1,000             5.50%, 6/1/2042                    1,009           -          -       1,009
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,009       5,341          -       6,350
                                                                                      ------------ ----------- ---------- ----------
                                              2.23% Kansas
                                                    City of Topeka KS XLCA
                                                         5.25%, 8/ 1/2035
          -      5,490         -       5,490                                                    -       5,835          -       5,835
                                                    Sedgwick & Shawnee Counties KS
                                                         5.65%, 6/ 1/2037
          -      1,955         -       1,955                                                    -       2,080          -       2,080
                                                                                      ------------ ----------- ---------- ----------

                                                                                                -       7,915          -       7,915
                                                                                      ------------ ----------- ---------- ----------
                                              0.80% Kentucky
                                                    Adair County School District
                                                   Finance Co
                                                         5.10%, 9/ 1/2020
          -      2,745         -       2,745                                                    -       2,861          -       2,861

                                              2.18% Louisiana
                                                    Ernest N Morial-New Orleans
                                                   Exhibit Hall Authority/LA AMBAC

      2,000          -         -       2,000             5.00%, 7/15/2033                   2,021           -          -       2,021
                                                    Lafayette LA MBIA

      2,680          -         -       2,680             5.25%, 11/1/2023                   2,847           -          -       2,847
                                                    Louisiana Public Facilities
                                                   Authoriy

      1,500          -         -       1,500             0.00%, 12/1/2019 (c)                 800           -          -         800
                                                    Louisiana State Citizens Property
                                                   Insurance AMBAC
                                                         5.00%, 6/ 1/2022
          -      2,000         -       2,000                                                    -       2,080          -       2,080
                                                                                      ------------ ----------- ---------- ----------


                                                                                            5,668       2,080          -       7,748
                                                                                      ------------ ----------- ---------- ----------
                                              1.08% Maryland
                                                    City of Baltimore MD


      2,000          -         -       2,000             6.50%, 10/1/2011                   2,091           -          -       2,091
                                                    County of Prince Georges MD

        500          -         -         500             5.20%, 7/1/2034                      502           -          -         502
                                                    Maryland State Economic
                                                   Development Corp

      1,150          -         -       1,150             5.625%, 6/1/2035                   1,257           -          -       1,257
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,850           -          -       3,850
                                                                                      ------------ ----------- ---------- ----------
                                              1.46% Massachusetts
                                                    Massachusetts Bay Transportation
                                                   Authority

      2,000          -         -       2,000             5.00%, 7/1/2035                    2,048           -          -       2,048
                                                    Massachusetts State Development
                                                   Finance Agency

      1,000          -         -       1,000             6.375%, 7/1/2029                   1,007           -          -       1,007
                                                    Massachusetts State Health &
                                                   Educational Facilities Authority

      1,000          -         -       1,000             6.00%, 7/1/2031                    1,056           -          -       1,056

      1,100          -         -       1,100             5.00%, 7/1/2033                    1,091           -          -       1,091
                                                                                      ------------ ----------- ---------- ----------

                                                                                                                       -
                                                                                            5,202           -                  5,202
                                                                                      ------------ ----------- ---------- ----------
                                              3.74% Michigan
                                                    Kent Hospital Finance Authority/MI

      1,000          -         -       1,000             5.25%, 7/1/2030                      995           -          -         995
                                                    Michigan State Hospital Finance
                                                   Authority
                                                         6.00%, 12/ 1/2013
          -      1,275         -       1,275                                                    -       1,390          -       1,390
                                                         5.25%, 8/15/2023
          -        160         -         160                                                    -         152          -         152
                                                    Michigan State Housing Development
                                                   Authority MBIA
                                                         5.13%, 6/ 1/2011
          -      2,290         -       2,290                                                    -       2,341          -       2,341
                                                    Michigan State Trunk Line/MI FSA
                                                         5.25%, 10/ 1/2021
                 1,000                                                                          -
          -                    -       1,000                                                            1,059          -       1,059
                                                    Michigan State Strategic Fund
                                                         5.45%, 9/ 1/2029
          -      2,000         -       2,000                                                    -       2,045          -       2,045
                                                    Michigan State Strategic Fund XLCA

      1,000          -         -       1,000             5.45%, 12/15/2032                  1,048           -          -       1,048
                                                    Midland County Economic
                                                   Development Corp
                                                         6.88%, 7/23/2009
                   160                                                                          -
          -                    -         160                                                              160          -         160
                                                    Saginaw Hospital Finance
                                                   Authority/MI Covenant Medical
                                                   Center
                                                         6.50%, 7/ 1/2030
                 2,050                                                                                  2,235
          -                    -       2,050                                                    -                      -       2,235
                                                    Summit Academy North
                                                         5.00%, 11/ 1/2015
          -        160         -         160                                                    -         154          -         154
                                                    Walled Lake Consolidated School
                                                   District MBIA
                                                         5.25%, 5/ 1/2022
                 1,625                                                                                  1,729
          -                    -       1,625                                                    -                      -       1,729
                                                                                      ------------ ----------- ---------- ----------

                                                                                            2,043      11,265          -      13,308
                                                                                      ------------ ----------- ---------- ----------
                                              0.64% Minnesota
                                                    Minnesota State Municipal Power
                                                   Agency
                                                         5.25%, 10/ 1/2021
          -      1,000         -       1,000                                                    -       1,056          -       1,056
                                                    St. Paul Housing & Redevelopment
                                                   Authority/MN

      1,000          -         -       1,000             6.00%, 11/15/2030                  1,072           -          -       1,072
                                                    St Paul Port Authority Tax
                                                         6.00%, 3/ 1/2030 (d)
          -        160         -         160                                                    -         160          -         160
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,072       1,216          -       2,288
                                                                                      ------------ ----------- ---------- ----------
                                              0.34% Mississippi
                                                    Biloxi Housing Authority/MS
                                                         6.25%, 9/ 1/2031
                   150                                                                          -         154
          -                    -         150                                                                           -         154
                                                    State of Mississippi FSA
                                                         5.75%, 12/ 1/2013
          -        480         -         480                                                    -         507          -         507
                                                         5.75%, 12/ 1/2014
                   505                                                                                    532
          -                    -         505                                                    -                      -         532
                                                                                      ------------ ----------- ---------- ----------

                                                                                                -       1,193          -       1,193
                                                                                      ------------ ----------- ---------- ----------
                                              1.88% Missouri
                                                    Cape Girardeau County Industrial
                                                   Development Authority/MO

1,000        -          -         1,000                  5.625, 6/1/2027                    1,024           -          -       1,024
                                                    Cape Girardeau County Building
                                                   Corp/MO MBIA
                                                         5.25%, 3/ 1/2026
-            1,000      -         1,000                                                         -       1,068          -       1,068
                                                    Carthage MO
                                                         5.88%, 4/ 1/2030
-            160        -         160                                                           -         160          -         160

750          -          -         750                    6.00%, 4/1/2038                      749           -          -         749
                                                    City of Fenton MO


575          -          -         575                    7.00%, 10/1/2021                     657           -          -         657
                                                    Missouri Housing Development
                                                   Commission
                                                         5.05%, 9/ 1/2024
 -           720        -         720                                                           -         729          -         729
                                                    Missouri State Health & Education
                                                   Facilities Authority MO

1,000        -          -         1,000                  5.00%, 11/1/2018                   1,042           -          -       1,042
                                                         5.00%, 5/15/2020
-            1,200      -         1,200                                                         -       1,239          -       1,239
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,472       3,196          -       6,668
                                                                                      ------------ ----------- ---------- ----------
                                              0.28% Montana
                                                    City of Forsyth MT

1,000        -          -         1,000                  4.65%, 8/1/2023 (d)                1,003           -          -       1,003

                                              0.61% Nebraska
                                                    Omaha Public Power District


2,000        -          -         2,000                  6.15%, 2/1/2012                    2,179           -          -       2,179

                                              0.63% Nevada
                                                    County of Clark NV
                                                         5.90%, 11/ 1/2032
-            160        -         160                                                           -         160          -         160
                                                    County of Clark NV FGIC

1,000        -          -         1,000                  5.00%, 7/1/2036                    1,020           -          -       1,020
                                                    Reno NV AMBAC

1,000        -          -         1,000                  5.125%, 6/1/2037                   1,067           -          -       1,067
                                                                                      ------------ ----------- ---------- ----------

                                                                                            2,087         160          -       2,247
                                                                                      ------------ ----------- ---------- ----------
                                              0.60% New Hampshire
                                                    New Hampshire Health & Education
                                                   Facility FSA
                                                         5.50%, 8/ 1/2027
-            2,000      -         2,000                                                         -       2,145          -       2,145

                                              3.66% New Jersey
                                                    Bergen County Improvement
                                                   Authority

2,000        -          -         2,000                  5.00%, 4/1/2032                    2,076           -          -       2,076
                                                    New Jersey Economic Development
                                                   Authority
                                                         5.63%, 6/15/2019
             500                                                                                -
-                       -         500                                                                     524          -         524
                                                         5.25%, 3/ 1/2024
-            2,000      -         2,000                                                         -       2,116          -       2,116
                                                         5.13%, 7/ 1/2025
-            160        -         160                                                           -         151          -         151

1,000        -          -         1,000                  5.75%, 4/1/2031                    1,086           -          -       1,086

1,000        -          -         1,000                  5.50%, 6/15/2031                   1,037           -          -       1,037
                                                    New Jersey Economic Development
                                                   Authority FGIC
                                                         5.00%, 6/15/2011
             525                                                                                          551
-                       -         525                                                           -                      -         551
                                                    New Jersey State Educational
                                                   Facilities Authority/NJ AMBAC

1,340        -          -         1,340                  5.25%, 9/1/2020                    1,425           -          -       1,425
                                                    New Jersey State Turnpike
                                                   Authority AMBAC

2,000        -          -         2,000                  5.00%, 1/1/2035                    2,047           -          -       2,047
                                                    New Jersey State Turnpike
                                                   Authority FGIC
                                                         3.76%, 1/ 1/2018 (a)
-            2,000      -         2,000                                                         -       2,001          -       2,001
                                                                                      ------------ ----------- ---------- ----------

                                                                                            7,671       5,343          -      13,014
                                                                                      ------------ ----------- ---------- ----------
                                              6.06% New York
                                                    City of New York NY
                                                         6.25%, 8/ 1/2008
-            750        -         750                                                           -         765          -         765
                                                         5.00%, 8/ 1/2025
-            3,000      -         3,000                                                         -       3,086          -       3,086
                                                    Metropolitan Transportation
                                                   Authority

1,265        -          -         1,265                  4.75%, 7/1/2019                    1,327           -          -       1,327
                                                    Metropolitan Transportation
                                                   Authority FGIC

1,500        -          -         1,500                  5.25%, 11/15/2031                  1,580           -          -       1,580
                                                    Nassau County Tobacco Settlement
                                                   Corporation

500          -          -         500                    5.00%, 6/1/2035                      485           -          -         485


500          -          -         500                    5.125%, 6/1/2046                     486           -          -         486
                                                    New York City Industrial
                                                   Development Agency

1,000        -          -         1,000                  6.25%, 3/1/2015                    1,050           -          -       1,050

800          -          -         800                    7.625%, 8/1/2025                     877           -          -         877
                                                    New York City Municipal Water
                                                   Finance Authority MBIA

2,500        -          -         2,500                  6.005%, 6/15/2027 (a)(b)           2,691           -          -       2,691
                                                    New York State Mortgage Agency

525          -          -             525                 5.65, 4/1/2030                      529           -          -         529
                                                    New York State Dormitory Authority

1,000        -          -         1,000                  5.50%, 7/1/2026                    1,011           -          -       1,011
                                                         5.50%, 7/ 1/2030
             160                                                                                -
-                       -         160                                                                     156          -         156
                                                    New York State Dormitory Authority
                                                   MBIA


1,000        -          -         1,000                  6.00%, 5/15/2016                   1,094           -          -       1,094
                                                         5.25%, 10/ 1/2023
-            1,500      -         1,500                                                         -       1,591          -       1,591
                                                    New York State Housing Finance
                                                   Agency AMT

415          -          -         415                    6.625%, 8/15/2012                    416           -          -         416
                                                    State of New York GO

1,000        -          -         1,000                  5.75%, 3/15/2013                   1,081           -          -       1,081
                                                    Tobacco Settlement Financing
                                                   Authority AMBAC
                                                         5.25%, 6/ 1/2021
-            2,200      -         2,200                                                         -       2,324          -       2,324
                                                    TSASC Inc/NY

1,000        -          -         1,000                  5.125%, 6/1/2042                     976           -          -         976
                                                                                      ------------ ----------- ---------- ----------

                                                                                           13,603       7,922          -      21,525
                                                                                      ------------ ----------- ---------- ----------
                                              1.18% North Carolina
                                                    City of Charlotte NC

1,000        -          -         1,000                  5.50%, 8/1/2019                    1,076           -          -       1,076
                                                    Fayetteville Public Works
                                                   Commission/NC FSA
                                                         3.79%, 3/ 1/2024 (a)
-            1,000      -         1,000                                                         -       1,000          -       1,000
                                                    North Carolina Municipal Power
                                                   Agency No 1 Catawba/NC MBIA

2,000        -          -         2,000                  5.25%, 1/1/2018                    2,118           -          -       2,118
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,194       1,000          -       4,194
                                                                                      ------------ ----------- ---------- ----------
                                              1.48% Ohio
                                                    Adams County Hospital

1,000        -          -         1,000                  6.25%, 9/1/2020                    1,006           -          -       1,006
                                                    County of Cuyahoga OH

1,000        -          -         1,000                  7.50%, 1/1/2030                    1,102           -          -       1,102
                                                    Ohio State Turnpike Commission
                                                         5.50%, 2/15/2026
-            2,000      -         2,000                                                         -       2,122          -       2,122
                                                    Ohio State University

1,000        -          -         1,000                  5.125%, 12/1/2031                  1,032           -          -       1,032
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,140       2,122          -       5,262
                                                                                      ------------ ----------- ---------- ----------
                                              0.07% Oklahoma
                                                    Oklahoma Housing Finance Authority
                                                   GNMA

230          -          -               230              7.997%, 8/1/2018                     243           -          -         243

                                              1.43% Oregon
                                                    City of Portland OR AMBAC

1,000        -          -         1,000                  5.75%, 6/15/2016                   1,082           -          -       1,082
                                                    City of Portland OR FSA


2,000        -          -         2,000                  5.25%, 6/1/2020                    2,122           -          -       2,122
                                                    Oregon Health Sciences University
                                                   MBIA


1,000        -          -         1,000                  5.25%, 7/1/2022                    1,059           -          -       1,059
                                                    Oregon State Housing & Community
                                                   Service
                                                         5.65%, 7/ 1/2028
-            790        -         790                                                           -         802          -         802
                                                                                      ------------ ----------- ---------- ----------

                                                                                            4,263         802          -       5,065
                                                                                      ------------ ----------- ---------- ----------
                                              4.08% Pennsylvania
                                                    Central Dauphin School District
                                                   MBIA
                                                         6.75%, 2/ 1/2024 (d)
             1,000                                                                              -
-                       -         1,000                                                                 1,205          -       1,205
                                                    City of Philadelphia PA FSA

2,405        -          -         2,405                  6.62%, 7/1/2011 (a)(b)             2,695           -          -       2,695

2,500        -          -         2,500                  5.25%, 7/1/2029                    2,607           -          -       2,607
                                                    Fulton County Industustial
                                                   Development Authority Hospital
                                                   Revenue
                                                         5.90%, 7/ 1/2040
-            160        -         160                                                           -         160          -         160
                                                    Pennsylvania Economic Development
                                                   Financing
                                                         5.10%, 10/ 1/2027
-            1,000      -         1,000                                                         -         999          -         999
                                                    Pennsylvania State University
                                                         5.00%, 9/ 1/2029
-            1,000      -         1,000                                                         -       1,032          -       1,032
                                                    Philadelphia Authority for
                                                   Industrial Development
                                                         6.25%, 5/ 1/2033
             160                                                                                -         159
-                       -         160                                                                                  -         159
                                                    Philadelphia Parking Authority
                                                   AMBAC


820          -          -         820                    5.25%, 2/15/2029                     849           -          -         849
                                                    Philadelphia Redevelopment
                                                   Authority FGIC

1,000        -          -         1,000                  5.50%, 4/15/2017                   1,072           -          -       1,072
                                                    Westmoreland County Municipal
                                                   Authority FSA
                                                         5.25%, 8/15/2027
-            3,490      -         3,490                                                                 3,717          -       3,717
                                                                                      ------------ ----------- ---------- ----------

                                                                                            7,223       7,272          -      14,495
                                                                                      ------------ ----------- ---------- ----------
                                              0.30% Puerto Rico
                                                    Puerto Rico Municipal Finance
                                                   Agency FSA

1,000        -          -         1,000                  5.25%, 8/1/2021                    1,064           -          -       1,064

                                              1.22% South Carolina
                                                    Lexington One School Facilities
                                                   Corp
                                                         5.25%, 12/ 1/2029
-            1,000      -         1,000                                                         -       1,033          -       1,033
                                                    South Carolina Jobs-Economic
                                                   Development Authority AMBAC

1,000        -          -         1,000                  5.20%, 11/1/2027                   1,053           -          -       1,053
                                                    South Carolina Jobs-Economic
                                                   Development CIFG
                                                         5.00%, 11/ 1/2030
-            2,200      -         2,200                                                         -       2,247          -       2,247
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,053       3,280          -       4,333
                                                                                      ------------ ----------- ---------- ----------
                                              0.36% South Dakota
                                                    South Dakota Health & Educational
                                                   Facilities Authority/SD

1,250        -          -         1,250                  5.25%, 11/1/2034                   1,283           -          -       1,283

                                              0.95% Tennessee
                                                    Chattanooga Health Educational &
                                                   Housing Facility Board/TN

590          -          -         590                    5.50%, 10/1/2020                     591           -          -         591
                                                    Johnson City Health & Educational
                                                   Facilities Board


1,000        -          -         1,000                  7.50%, 7/1/2033                    1,157           -          -       1,157

500          -          -         500                    5.50%, 7/1/2036                      518           -          -         518
                                                    Shelby County Health Educational &
                                                   Housing Facilities Board

500          -          -         500                    5.625%, 9/1/2026                     496           -          -         496
                                                    Tennessee Housing Development
                                                   Agency/TN AMT

625          -          -         625                    5.70%, 7/1/2031                      627           -          -         627
                                                                                      ------------ ----------- ---------- ----------

                                                                                            3,389           -          -       3,389
                                                                                      ------------ ----------- ---------- ----------
                                              7.11% Texas
                                                    Alliance Airport Authority/TX
                                                         4.85%, 4/ 1/2021 (d)
             500                                                                              496         494
500                     -         1,000                                                                                -         990
                                                    Brazos River Authority AMBAC
                                                         5.13%, 5/ 1/2019
-            2,000        -       2,000                                                         -       2,069          -       2,069
                                                    City of San Antonio TX FSA
                                                         5.50%, 5/15/2017
-            2,090      -         2,090                                                         -       2,243          -       2,243
                                                    City of Houston TX AMBAC

1,000        -          -         1,000                  5.75%, 9/1/2015                    1,087           -          -       1,087
                                                    City of Houston TX FSA

85           -          -         85                     5.75%, 3/1/2015                       91           -          -          91
                                                    Dallas-Fort Worth International
                                                   Airport Board

1,500        -          -         1,500                  5.50%, 11/1/2031                   1,569           -          -       1,569
                                                    Dallas-Fort Worth International
                                                   Airport XLCA
                                                         5.00%, 11/ 1/2012
-            2,000      -         2,000                                                         -       2,059          -       2,059
                                                    Harris County-Houston Sports
                                                   Authority MBIA

2,000        -          -         2,000                  5.25%, 11/15/2040                  2,070           -          -       2,070
                                                    Lower Colorado River Authority
                                                   FGIC

1,000        -          -         1,000                  5.00%, 5/15/2033                   1,014           -          -       1,014
                                                    Metro Health Facilities
                                                   Development Corp/TX

1,100        -          -         1,100                  7.20%, 1/1/2021                    1,136           -          -       1,136
                                                    North Central Texas Health
                                                   Facilities Development Corp

1,000        -          -         1,000                  5.125%, 5/15/2029                  1,013           -          -       1,013

1,000        -          -         1,000                  5.25%, 8/15/2032  AMBAC            1,038           -          -       1,038
                                                    Red River Authority/TX MBIA
                                                         6.00%, 6/ 1/2020
-            1,000      -         1,000                                                         -       1,021          -       1,021
                                                    San Marcos Consolidated
                                                   Independent School District
                                                         5.63%, 8/ 1/2025
-            2,020      -         2,020                                                         -       2,211          -       2,211
                                                    Sea Breeze Public Facility Corp
                                                         6.50%, 1/ 1/2046
-            100        -         100                                                           -         100          -         100
                                                    Texas State Department Of Housing
                                                   & Community Affairs
                                                         5.70%, 1/ 1/2033
-            2,315      -         2,315                                                         -       2,394          -       2,394
                                                    Texas Tech University MBIA

1,000        -          -         1,000                  5.00%, 8/15/2025                   1,059           -          -       1,059
                                                    University of Texas/TX

2,000        -          -         2,000                  5.25%, 8/15/2019                   2,113           -          -       2,113
                                                                                      ------------ ----------- ---------- ----------

                                                                                           12,686      12,591          -      25,277
                                                                                      ------------ ----------- ---------- ----------
                                              1.20% Virginia
                                                    Tobacco Settlement Financing
                                                   Corp/VA
                                                         5.25%, 6/ 1/2019
-            2,690      -         2,690                                                         -       2,739          -       2,739

1,000        -          -         1,000                  5.625%, 6/1/2037                   1,023           -          -       1,023
                                                    Virginia Beach Development
                                                   Authority

500          -          -         500                    5.375%, 11/1/2032                    506           -          -         506
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,529       2,739          -       4,268
                                                                                      ------------ ----------- ---------- ----------
                                              4.25% Washington
                                                    Franklin County Pasco School
                                                   District No 1 FSA

5,000        -          -         5,000                  5.25%, 12/1/2019                   5,307           -          -       5,307
                                                    Grant County Public Utility
                                                   District FGIC
                                                         5.00%, 1/ 1/2024
-            1,550      -         1,550                                                         -       1,602          -       1,602
                                                    King County Kent School District
                                                   No 415 WA

4,500        -          -         4,500                  6.30%, 12/1/2008                   4,692           -          -       4,692
                                                    State of Washington

3,000        -          -         3,000                  6.40%, 6/1/2017                    3,494           -          -       3,494
                                                                                      ------------ ----------- ---------- ----------

                                                                                           13,493       1,602          -      15,095
                                                                                      ------------ ----------- ---------- ----------
                                              1.85% West Virginia
                                                    County of Braxton WV
                                                         6.13%, 4/ 1/2026
-            2,000      -         2,000                                                         -       2,069          -       2,069
                                                    Harrison County Community MBIA-IBC

2,500        -          -         2,500                  6.875%, 4/15/2022                  2,506           -          -       2,506
                                                    Pleasants County W V Industrial
                                                   Development MBIA
                                                         6.15%, 5/ 1/2015
-            2,000      -         2,000                                                         -       2,017          -       2,017
                                                                                      ------------ ----------- ---------- ----------

                                                                                            2,506       4,086          -       6,592
                                                                                      ------------ ----------- ---------- ----------
                                              1.47% Wisconsin
                                                    County of Milwaukee WI FSA
                                                         5.25%, 12/ 1/2025
-            4,000           -    4,000                                                         -       4,206          -       4,206
                                                    Wisconsin Health & Educational
                                                   Facilities Authority

600             -       -         600                    6.00%, 8/15/2019                     626           -          -         626

380          -          -         380                    7.125%, 8/15/2007  AMBAC             381           -          -         381
                                                                                      ------------ ----------- ---------- ----------

                                                                                            1,007       4,206          -       5,213
                                                                                      ------------ ----------- ---------- ----------
------------ ---------- --------- ----------------------------------------------------
                                                    TOTAL TAX-EXEMPT BONDS              $ 196,768   $ 149,035               $345,803
                                                                                                                       -
------------ ---------- --------- ---------------------------------------------------------------- ----------- ---------- ----------

                                              0.09% CONVERTIBLE BOND
                                              0.09% UAL Corp

317             -       -         317                    5.00%, 2/1/2021                      329           -          -         329
------------ ---------- --------- ---------------------------------------------------------------- ----------- ---------- ----------
                                                    TOTAL CONVERTIBLE BONDS

                                                                                         $    329     $     -          -      $  329
------------ ---------- --------- ---------------------------------------------------------------- ----------- ---------- ----------
   Shares      Shares    Shares     Shares
    Held        Held      Held       Held     0.73% OTHERS
------------ ---------- --------- -----------
                                              0.73% Tax-Exempt Money Market
                                                    BlackRock Liquidity Funds MuniFund
          -      1,400  -              1,400       Port                                         -       1,400          -       1,400
                                                    Merrill Lynch Funds For
          -      1,200                 1,200       Institutions Series - Institutional          -       1,200          -
                        -                          Tax-Exempt Fund                                                             1,200
                                                                                                   -----------
------------ ---------- --------- ---------------------------------------------------------------- ----------- ---------- ----------
                                                    TOTAL OTHERS                          $     -   $   2,600                $ 2,600
                                                                                                                $      -
------------ ---------- --------- ---------------------------------------------------------------- ----------- ---------- ----------
                                             98.19% Total Investments                   $ 197,097   $ 151,635    $     -    $348,732
                                              1.88% Other Assets in Excess of
                                                   Liabilities, Net                         2,042       4,636                  6,678
                                                                                                                       -
                                                    Adjust due to change in valuation
                                                   methodology                              (235)           -          -       (235)
                                                                                      ------------ ----------- ---------- ----------
                                             00.00% TOTAL NET ASSETS                    $ 198,904   $ 156,271    $     -    $355,175
                                                                                      ============ =========== ========== ==========

 (a) Variable Rate
 (b) Security is illiquid.
 (c) Non-Income Producing Security
 (d) Security purchased on a when-issued basis.


                                                    Unrealized Appreciation
                                                   (Depreciation)
                                                    Unrealized Appreciation             $  11,105   $   1,747   $      -     $12,852
                                                    Unrealized Depreciation
                                                                                            (289)       (806)          -     (1,095)
                                                                                      ------------ ----------- ---------- ----------
                                                    Net Unrealized Appreciation
                                                   (Depreciation)                          10,816         941          -      11,757
                                                    Cost for federal income tax
                                                   purposes                               186,281     150,694          -     336,975


                                     SCHEDULE OF FUTURES CONTRACTS

                                                                                     Current                 Unrealized
              Number      Number                                       Original       Market              Appreciation/
 Number of   of          of                                               Value        Value              (Depreciation)
 Contracts   Contracts   Contracts   Type                                (000s)       (000s)                  (000s)
------------ ----------- ---------- ------------------------------ ------------- ------------------------ -----------
                                     Sell:

                                     U.S. 5 Year Treasury Note,
89           -           89          June 2006                        $   9,347    $   9,270     $     -      $   77
                                     U.S. 10 Year Treasury Note,
41           -           41          June 2006                            4,340        4,329           -          11

As of April 30, 2006, all securities held by the Acquired Funds would comply with the investment restrictions of the Acquiring Fund.

      Accompanying notes are an integral part of the financial statements.

Schedule of Investments
April 30, 2006 (unaudited)


WM Growth      PIF LargeCap                                                               WM Growth     PIF LargeCap
     Fund        Growth Fund         Combined                                               Fund         Growth Fund      Combined
   Shares             Shares           Shares
     Held               Held             Held                                              Value (000s)    Value (000s) Value (000s)


                                                     97.28%  COMMON STOCKS
                                                      0.28%  Advertising Sales

          -         153,000             153,000              Lamar Advertising Co (a)(b)              -      8,414         8,414

                                                      0.69%  Aerospace & Defense
                                                             Empresa Brasileira de
    190,600               -             190,600              Aeronatica SA ADR (a)                7,401          -         7,401

    103,300               -             103,300              General Dynamics Corp                6,779          -         6,779

    104,100               -             104,100              Lockheed Martin Corp                 7,901          -         7,901

                                                                                                 22,081          -        22,081
                                                             Aerospace & Defense
                                                      0.25%  Equipment

    126,000               -             126,000              United Technologies Corp             7,914          -         7,914

                                                      0.44%  Agricultural Chemicals

    169,900               -             169,900              Monsanto Co                         14,170          -        14,170

                                                      0.23%  Airlines

          -         202,000             202,000              UAL Corp (a)(b)                          -      7,274         7,274

                                                      0.12%  Apparel Manufacturers

     62,900               -              62,900              Polo Ralph Lauren Crop               3,819          -         3,819

                                                      2.75%  Applications Software

          -         397,000             397,000              Citrix Systems Inc (b)                   -     15,848        15,848

  2,195,022               -           2,195,022              Microsoft Corp                      53,010          -        53,010

    655,200               -             655,200              Red Hat Inc (b)                     19,256          -        19,256

                                                                                                 72,266     15,848        88,114
                                                      0.54%  Athletic Footwear

    212,570               -             212,570              Nike Inc Class B                    17,397          -        17,397

                                                      0.13%  Auto - Car & Light Trucks

     69,700               -              69,700              Toyota Motor Corp (d)                4,077          -         4,077

                                                      3.46%  Beverages - Non-alcoholic

    432,400         426,100             858,500              Coca-Cola Co                        18,144     17,879        36,023

    845,285         438,000           1,283,285              PepsiCo Inc                         49,229     25,509        74,738

                                                                                                 67,373     43,388       110,761
                                                             Building - Residential &
                                                      0.14%  Commercial

    144,300               -             144,300              Toll Brothers Inc (a)(b)             4,639          -         4,639

                                                      0.20%  Cable TV
                                                             Comcast Corp Special Class
    203,100               -             203,100              A (a)(b)                             6,261          -         6,261

                                                      0.12%  Casino Hotels

     59,300               -              59,300              Las Vegas Sands Corp (b)             3,843          -         3,843

                                                      0.40%  Casino Services
                                                             International Game
          -         337,000             337,000              Technology                               -     12,782        12,782

                                                      0.35%  Commercial Services
                                                             Alliance Data Systems Corp
          -         148,000             148,000              (b)                                      -      8,140         8,140

     70,100               -              70,100              ChoicePoint Inc (b)                  3,086          -         3,086

                                                                                                  3,086      8,140        11,226
                                                      0.14%  Computer Aided Design

    105,400               -             105,400              Autodesk Inc (b)                     4,431          -         4,431

                                                      0.44%  Computer Services
                                                             Affiliated Computer
    131,100               -             131,100              Services Inc Class A (b)             7,310          -         7,310
                                                             Cognizant Technology
    107,400               -             107,400              Solutions Corp Class A (b)           6,832          -         6,832

                                                                                                 14,142          -        14,142
                                                      2.88%  Computers

     99,000         237,007             336,007              Apple Computer Inc (b)               6,968     16,683        23,651

    575,580               -             575,580              Dell Inc (b)                        15,080          -        15,080

          -         677,500             677,500              Hewlett-Packard Co                       -     21,998        21,998
                                                             Research In Motion Ltd
    408,170               -             408,170              (a)(b)                              31,278          -        31,278

                                                                                                 53,326     38,681        92,007
                                                      0.66%  Computers - Memory Devices

  1,316,200               -           1,316,200              EMC Corp/Massachusetts (b)          17,782          -        17,782

     91,900               -              91,900              Network Appliance Inc (a)(b)         3,407          -         3,407

                                                                                                 21,189          -        21,189
                                                      0.22%  Consulting Services

     66,900               -              66,900              Corporate Executive Board Co         7,167          -         7,167

                                                      2.49%  Cosmetics & Toiletries

          -         321,800             321,800              Colgate-Palmolive Co                     -     19,025        19,025

  1,042,707               -           1,042,707              Procter & Gamble Co                 60,696          -        60,696

                                                                                                 60,696     19,025        79,721
                                                      0.15%  Cruise Lines

    105,100               -             105,100              Carnival Corp                        4,921          -         4,921

                                                      0.46%  Data Processing & Management
                                                             Automatic Data Processing
    279,800               -             279,800              Inc                                 12,333          -        12,333

     57,200               -              57,200              NAVTEQ Corp (b)                      2,375          -         2,375

                                                                                                 14,708          -        14,708
                                                      0.08%  Distribution & Wholesale

     55,400               -              55,400              Fastenal Co (a)                      2,593          -         2,593

                                                             Diversified Manufacturing
                                                      2.82%  Operations

    105,600               -             105,600              Danaher Corp (a)                     6,770          -         6,770

  1,830,263               -           1,830,263              General Electric Co                 63,309          -        63,309

          -         224,900             224,900              Textron Inc                              -     20,230        20,230

                                                                                                 70,079     20,230        90,309
                                                      1.15%  E-Commerce - Products

  1,048,400               -           1,048,400              Amazon.Com Inc (b)                  36,914          -        36,914

                                                      2.20%  E-Commerce - Services

  1,079,960               -           1,079,960              eBay Inc (b)                        37,161          -        37,161

     48,100               -              48,100              Expedia Inc (a)(b)                     897          -           897

  1,125,702               -           1,125,702              IAC/InterActiveCorp (a)(b)          32,499          -        32,499

                                                                                                 70,557          -        70,557
                                                             Electric Products -
                                                      0.38%  Miscellaneous

          -         142,000             142,000              Emerson Electric Co                      -     12,063        12,063

                                                             Electronic Components -
                                                      5.59%  Semiconductors
                                                             Advanced Micro Devices Inc
    943,305               -             943,305              (a)                                 30,516          -        30,516

    245,850         353,900             599,750              Broadcom Corp Class A (b)           10,107     14,549        24,656

    902,950               -             902,950              Intel Corp                          18,041          -        18,041

    152,200         284,000             436,200              Microchip Technology Inc (a)         5,671     10,582        16,253

          -         550,000             550,000              Micron Technology Inc (b)                -      9,334         9,334
                                                             Samsung Electronics Co Ltd
     61,310               -              61,310              GDR (b)                             20,931          -        20,931

  1,706,900               -           1,706,900              Texas Instrument Inc (a)            59,246          -        59,246

                                                                                                144,512     34,465       178,977
                                                      0.59%  Electronic Forms

    482,655               -             482,655              Adobe Systems Inc (b)               18,920          -        18,920

                                                             Enterprise Software &
                                                      1.23%  Services

          -         748,000             748,000              BEA Systems Inc (a)(b)                   -      9,911         9,911

    312,355         225,000             537,355              SAP AG ADR (a)                      17,064     12,292        29,356

                                                                                                 17,064     22,203        39,267
                                                      0.87%  Entertainment Software

    491,600               -             491,600              Electronic Arts Inc (b)             27,923          -        27,923

                                                      0.57%  Fiduciary Banks

     86,100               -              86,100              Northern Trust Corp                  5,070          -         5,070

          -         202,000             202,000              State Street Corp                        -     13,195        13,195

                                                                                                  5,070     13,195        18,265
                                                      0.78%  Finance - Commercial

          -         463,700             463,700              CIT Group Inc                            -     25,044        25,044

                                                      1.17%  Finance - Credit Card

    542,645               -             542,645              American Express Co                 29,200          -        29,200
                                                             Capital One Financial Corp
          -          96,000              96,000              (a)                                      -      8,317         8,317

                                                                                                 29,200      8,317        37,517
                                                             Finance - Investment Banker
                                                      5.81%  & Broker

          -         943,000             943,000              Charles Schwab Corp/The                  -     16,880        16,880

     84,800               -              84,800              Citigroup Inc                        4,236          -         4,236

     66,200         186,900             253,100              Goldman Sachs Group Inc             10,611     29,958        40,569

     20,800               -              20,800              Lehman Brothers Holding Inc          3,144          -         3,144

    678,335               -             678,335              Merrill Lynch & Co Inc              51,730          -        51,730

    367,000         382,000             749,000              Morgan Stanley                      23,598     24,563        48,161

    177,400               -             177,400              Nomura Holdings Inc (d)              4,012          -         4,012

    303,280               -             303,280              optionsXpress Holdings Inc           9,553          -         9,553

     66,100               -              66,100              UBS AG (d)                           7,724          -         7,724

                                                                                                114,608     71,401       186,009
                                                             Finance - Mortgage
                                                      0.68%  Loan/Banker

    430,615               -             430,615              Fannie Mae                          21,789          -        21,789

                                                      0.26%  Finance - Other Services
                                                             Chicago Mercantile Exchange
     18,100               -              18,100              Holdings Inc (a)                     8,290          -         8,290

                                                      0.60%  Food - Confectionery

     81,300               -              81,300              WM Wrigley Jr Co - B shares          3,829          -         3,829

    325,200               -             325,200              WM Wrigley Jr Co                    15,307          -        15,307

                                                                                                 19,136          -        19,136
                                                             Food -
                                                      0.52%  Miscellaneous/Diversified

    697,460               -             697,460              Cadbury Schweppes PLC (d)            6,919          -         6,919

     32,220               -              32,220              Nestle SA (a) (d)                    9,827          -         9,827

                                                                                                 16,746          -        16,746
                                                             Food - Wholesale &
                                                      0.50%  Distribution

    530,455               -             530,455              Sysco Corp                          15,856          -        15,856

                                                      0.35%  Industrial Gases

    202,000               -             202,000              Praxair Inc                         11,338          -        11,338

                                                      0.29%  Instruments - Scientific
                                                             Fisher Scientific
     93,300               -              93,300              International Inc (a)(b)             6,582          -         6,582

    123,300               -             123,300              PerkinElmer Inc                      2,643          -         2,643

                                                                                                  9,225          -         9,225
                                                             Internet Infrastructure
                                                      0.70%  Software

    585,400               -             585,400              Akamai Technologies Inc (b)         19,722          -        19,722

     44,600               -              44,600              F5 Networks Inc (b)                  2,612          -         2,612

                                                                                                 22,334          -        22,334
                                                      0.21%  Internet Security

    136,300               -             136,300              McAfee Inc (b)                       3,556          -         3,556

    134,800               -             134,800              VeriSign Inc (a)(b)                  3,170          -         3,170

                                                                                                  6,726          -         6,726
                                                             Investment Management &
                                                      0.40%  Advisory Services

     48,300               -              48,300              Frankline Resources Inc              4,498          -         4,498

     51,600               -              51,600              Legg Mason Inc                       6,113          -         6,113

     25,700               -              25,700              T. Rowe Price Group Inc              2,164          -         2,164

                                                                                                 12,775          -        12,775
                                                      0.81%  Life & Health Insurance

          -         170,000             170,000              Cigna Corp                               -     18,190        18,190

    101,000               -             101,000              Prudential Financial Inc             7,891          -         7,891

                                                                                                  7,891     18,190        26,081
                                                      5.81%  Medical - Biomedical/Gene

  1,099,915               -           1,099,915              Amgen Inc (b)                       74,464          -        74,464

    524,140               -             524,140              Biogen Idec Inc (b)                 23,508          -        23,508

     37,300         326,000             363,300              Celgene Corp (a)(b)                  1,573     13,744        15,317

    726,200               -             726,200              Genentech Inc (b)                   57,885          -        57,885

    111,700               -             111,700              Genzyme Corp (b)                     6,832          -         6,832

    136,400               -             136,400              MedImmune Inc (b)                    4,293          -         4,293

    122,800               -             122,800              PDL BioPharma Inc (b)                3,534          -         3,534

                                                                                                172,089     13,744       185,833
                                                      2.71%  Medical - Drugs

     20,200               -              20,200              Cephalon Inc (b)                     1,326          -         1,326

    351,575               -             351,575              Eli Lilly & Co                      18,605          -        18,605

    216,613               -             216,613              Novartis AG (d)                     12,427          -        12,427

    982,820               -             982,820              Pfizer Inc                          24,895          -        24,895
                                                             Roche Holding AG -
     59,185               -              59,185              Genusschein (d)                      9,101          -         9,101

    344,685               -             344,685              Sanofi-Aventis ADR (a)              16,214          -        16,214

     42,800               -              42,800              Sanofi-Aventis Group (d)             4,036          -         4,036

                                                                                                 86,604          -        86,604
                                                      0.56%  Medical - Generic Drugs
                                                             Teva Pharmaceutical
    237,862         202,000             439,862              Industries Ltd ADR (a)               9,633      8,181        17,814

                                                      1.78%  Medical - HMO

          -         108,000             108,000              Aetna Inc                                -      4,158         4,158

    359,060               -             359,060              Coventry Health Care Inc (b)        17,835          -        17,835

    705,665               -             705,665              UnitedHealth Group Inc              35,100          -        35,100

                                                                                                 52,935      4,158        57,093
                                                      1.48%  Medical Instruments
                                                             Boston Scientific Corp
    376,825               -             376,825              (a)(b)                               8,757          -         8,757

    647,275               -             647,275              Medtronic Inc                       32,442          -        32,442

    153,700               -             153,700              St Jude Medical Inc (b)              6,068          -         6,068

                                                                                                 47,267          -        47,267
                                                             Medical Laboratory &
                                                      0.59%  Testing Service

     47,700               -              47,700              Covance Inc (b)                      2,783          -         2,783

    141,400         150,000             291,400              Quest Diagnostics Inc (a)            7,880      8,360        16,240

                                                                                                 10,663      8,360        19,023
                                                      1.13%  Medical Products

    534,675               -             534,675              Johnson & Johnson                   31,337          -        31,337
                                                             Varian Medical Systems Inc
     89,900               -              89,900              (a)(b)                               4,709          -         4,709

                                                                                                 36,046          -        36,046
                                                      0.87%  Metal - Diversified

          -         277,000             277,000              Inco Ltd (a)                             -     15,642        15,642

     54,795               -              54,795              Rio Tinto PLC ADR                   12,203          -        12,203

                                                                                                 12,203     15,642        27,845
                                                      1.20%  Multi-line Insurance
                                                             American International
    502,640               -             502,640              Group Inc                           32,797          -        32,797
                                                             Hartford Financial Services
     62,700               -              62,700              Group Inc                            5,764          -         5,764

                                                                                                 38,561          -        38,561
                                                      1.28%  Multimedia

  1,310,500               -           1,310,500              Time Warner Inc                     22,803          -        22,803

    646,200               -             646,200              Walt Disney Co                      18,068          -        18,068

                                                                                                 40,871          -        40,871
                                                      2.59%  Networking Products

  2,744,120         378,000           3,122,120              Cisco Systems Inc (b)               57,489      7,919        65,408

    938,600               -             938,600              Juniper Networks Inc (b)            17,345          -        17,345

                                                                                                 74,834      7,919        82,753
                                                      1.73%  Oil - Field Services

    249,120               -             249,120              Halliburton Co                      19,469          -        19,469

    160,100               -             160,100              Schlumberger Ltd                    11,069          -        11,069

    217,900               -             217,900              Smith International Inc              9,202          -         9,202
                                                             Weatherford International
          -         297,000             297,000              Ltd (b)                                  -     15,720        15,720

                                                                                                 39,740     15,720        55,460
                                                      0.30%  Oil & Gas Drilling

    117,500               -             117,500              Transocean Inc (a)(b)                9,526          -         9,526

                                                             Oil Company - Exploration &
                                                      1.25%  Production

     50,400         183,800             234,200              Apache Corp                          3,581     13,059        16,640

          -         205,800             205,800              Devon Energy Corp (a)                    -     12,371        12,371

    154,465               -             154,465              EOG Resources Inc                   10,848          -        10,848

                                                                                                 14,429     25,430        39,859
                                                      1.88%  Oil Company - Integrated

    276,210               -             276,210              Exxon Mobil Co                      17,423          -        17,423

    415,470               -             415,470              Occidental Petroleum Corp           42,685          -        42,685

                                                                                                 60,108          -        60,108
                                                      0.31%  Oil Refining & Marketing

    151,285               -             151,285              Valero Energy Corp                   9,794          -         9,794

                                                      0.30%  Optical Supplies

     93,275               -              93,275              Alcon Inc (d)                        9,487          -         9,487

                                                      0.47%  Pharmacy Services

    332,930               -             332,930              Caremark Rx Inc (b)                 15,165          -        15,165

                                                      0.13%  Pipelines
                                                             Kinder Morgan Management
     96,816               -              96,816              LLC (b)                              4,143          -         4,143

                                                      0.59%  Radio
                                                             XM Satellite Radio Holdings
    930,640               -             930,640              Inc Class A (a)(b)                  18,817          -        18,817

                                                      0.58%  Regional Banks

     68,400               -              68,400              Bank of America Corp                 3,415          -         3,415
                                                             PNC Financial Services
          -         213,000             213,000              Group Inc                                -     15,223        15,223

                                                                                                  3,415     15,223        18,638
                                                      0.72%  Reinsurance
                                                             Berkshire Hathaway Inc -
        259               -                 259              Class A (b)                         23,051          -        23,051

                                                      1.22%  Retail - Apparel & Shoe

          -         545,500             545,500              Nordstrom Inc                            -     20,909        20,909

          -         419,000             419,000              Ross Stores Inc (a)                      -     12,838        12,838

    232,900               -             232,900              Urban Outfitters Inc (b)             5,403          -         5,403

                                                                                                  5,403     33,747        39,150
                                                      0.18%  Retail - Arts & Crafts

    156,000               -             156,000              Michaels Stores Inc                  5,902          -         5,902

                                                      0.23%  Retail - Auto Parts

          -          79,000              79,000              Autozone Inc (a)(b)                      -      7,395         7,395

                                                      0.35%  Retail - Bedding

    295,400               -             295,400              Bed Bath & Beyond Inc (b)           11,329          -        11,329

                                                      1.81%  Retail - Building Products

  1,203,645               -           1,203,645              Home Depot Inc                      48,062          -        48,062

    156,200               -             156,200              Lowe's Cos Inc (a)                   9,848          -         9,848

                                                                                                 57,910          -        57,910
                                                             Retail - Consumer
                                                      0.22%  Electronics

    125,150               -             125,150              Best Buy Co Inc                      7,091          -         7,091

                                                      0.17%  Retail - Discount

     11,100               -              11,100              Costco Wholesale Corp                  604          -           604

     88,100               -              88,100              Target Corp                          4,678          -         4,678

                                                                                                  5,282          -         5,282
                                                      1.12%  Retail - Drug Store

    267,500         943,000           1,210,500              CVS Corp                             7,950     28,026        35,976

                                                             Retail - Major Department
                                                      0.21%  Store

    104,900               -             104,900              J.C. Holding Company                 6,867          -         6,867

                                                      1.61%  Retail - Office Supplies

    950,590       1,001,100           1,951,690              Staples Inc                         25,105     26,439        51,544

                                                             Retail - Regional
                                                      0.52%  Department Store
                                                             Federated Department Stores
          -         138,000             138,000              Inc                                      -     10,743        10,743

    103,200               -             103,200              Kohl's Corp (b)                      5,763          -         5,763

                                                                                                  5,763     10,743        16,506
                                                      1.28%  Retail - Restaurants

          -         463,500             463,500              McDonald's Corp                          -     16,023        16,023

    666,010               -             666,010              Starbucks Corp (a)(b)               24,822          -        24,822

                                                                                                 24,822     16,023        40,845
                                                      0.30%  Schools

    177,280               -             177,280              Apollo Group Inc Class A (b)         9,687          -         9,687

                                                             Semiconductor Component -
                                                      0.83%  Integrated Circuits

    197,100               -             197,100              Linear Technology Corp (a)           6,997          -         6,997
                                                             Marvell Technology Group
     70,200         272,800             343,000              Ltd (b)                              4,008     15,574        19,582

                                                                                                 11,005     15,574        26,579
                                                      0.25%  Soap & Cleaning Products

    216,640               -             216,640              Reckitt Benckiser PLC (d)            7,897          -         7,897

                                                      0.39%  Steel - Producers


          -         116,000             116,000              Nucor Corp                               -     12,623        12,623

                                                      0.50%  Steel - Specialty
                                                             Allegheny Technologies Inc
          -         232,000             232,000              (a)                                      -     16,087        16,087

                                                      1.04%  Telecommunication Equipment
                                                             Comverse Technology Inc
          -         712,000             712,000              (a)(b)                                   -     16,127        16,127

          -       1,078,000           1,078,000              Tellabs Inc (b)                          -     17,086        17,086

                                                                                                      -     33,213        33,213
                                                             Telecommunication Equipment
                                                      0.21%  - Fiber Optics

    246,400               -             246,400              Corning Inc (b)                      6,808          -         6,808

                                                      0.20%  Telecommunication Services

    169,400               -             169,400              Amdocs Ltd (b) (d)                   6,302          -         6,302

                                                      0.25%  Telephone - Integrated

    316,200               -             316,200              Sprint Nextel Corp                   7,842          -         7,842

                                                      0.70%  Therapeutics

     52,200         336,500             388,700              Gilead Sciences Inc (b)              3,002     19,349        22,351

                                                      0.44%  Transport - Services
                                                             Expeditors International of
     35,700               -              35,700              Washington Inc (a)                   3,056          -         3,056

     94,690               -              94,690              FedEx Corp                          10,902          -        10,902

                                                                                                 13,958          -        13,958
                                                      3.97%  Web Portals

     60,285          80,990             141,275              Google Inc Class A (a)(b)           25,196     33,849        59,045

  2,075,830               -           2,075,830              Yahoo! Inc (a)(b)                   68,046          -        68,046

                                                                                                 93,242     33,849       127,091
                                                      4.92%  Wireless Equipment

    205,500               -             205,500              American Tower Corp (a)(b)           7,016          -         7,016
                                                             Crown Castle International
     98,200               -              98,200              Corp (b)                             3,304          -         3,304

  2,220,450         718,000           2,938,450              Motorola Inc                        47,407     15,329        62,736

    227,000       1,055,000           1,282,000              Nokia Oyj ADR                        5,144     23,906        29,050

    971,570               -             971,570              QUALCOMM Inc                        49,880          -        49,880
                                                             Telefonaktiebolaget LM
    154,600               -             154,600              Ericsson ADR (a)                     5,484          -         5,484

                                                                                                118,235     39,235       157,470

                                                             TOTAL COMMON STOCKS              2,327,835    785,340     3,113,175


  Principal       Principal           Principal
    Amount          Amount              Amount                                                  Value        Value        Value
    (000s)          (000s)              (000s)                                                  (000s)       (000s)       (000s)
                                                             U.S GOVERNMENT & GOVERNMENT
                                                      0.42%  AGENCY OBLIGATIONS
                                                             Federal Home Loan Mortgage
                                                      0.16%  Corporation (FHLMC)

      5,000               -               5,000                   4.60%, 6/12/2006                4,973          -         4,973

                                                             Federal National Mortgage
                                                      0.26%  Association (FNMA)

      8,500               -               8,500                   4.75%, 6/1/2006                 8,465          -         8,465
                                                             TOTAL U.S GOVERNMENT &
                                                             GOVERNMENT AGENCY
                                                             OBLIGATIONS                         13,438          -        13,438

                                                      5.39%  SHORT TERM INVESTMENTS
                                                      1.35%  Commercial Paper
                                                             Investment in Joint Trading
                                                             Account; Federal Home Loan
                                                             Bank

          -          25,564              25,564                   4.65%, 5/1/2006                     -     25,564        25,564

                                                             Prudential Funding LLC

     17,500               -              17,500                   4.75%, 5/1/2006                17,500          -        17,500

                                                                                                 17,500     25,564        43,064
                                                      4.04%  Other Short Term Investments
                                                             Mellon GSL DBT II
    129,442               -             129,442              Collateral Fund (c)                129,442          -       129,442

                                                             TOTAL SHORT TERM INVESTMENTS       146,942     25,564       172,506

                                                      2.10%  MONEY MARKET FUNDS

                                                             BNY Institutional Cash
          -          67,241                   -              Reserve Fund (c)                         -     67,241        67,241

                                                             TOTAL MONEY MARKET FUNDS                 -     67,241        67,241

                                                      0.60%  REPURCHASE AGREEMENTS
                                                             Agreement with Credit
                                                             Suissse First Boston Corp,
                                                             4.66% dated 4/28/2006, to
                                                             be repurchased at $19,253
                                                             on 5/1/2006 (collateralized
                                                             by U.S. Treasury
                                                             obligations, having various
                                                             interest rates and
                                                             maturities, market value
     19,246               -              19,246              $19,655)                            19,246          -        19,246

                                                             TOTAL REPURCHASE AGREEMENTS         19,246          -        19,246

                                                    105.79%  Total Investments                2,507,461    878,145     3,385,606
                                                             Liabilities in Excess of
                                                     -5.79%  Other Assets, Net                (128,220)   (57,185)     (185,405)

                                                    100.00%  TOTAL NET ASSETS                 2,379,241    820,960     3,200,201

(a)  Security or a portion of the security was on loan at the end of the period.
(b)  Non-Income Producing Security
(c)  Security was purchased with the cash proceeds from securities lending.
(d)  Foreign shares

                                                             Unrealized Appreciation
                                                             (Depreciation)

                                                             Unrealized Appreciation            303,390    116,323       419,713

                                                             Unrealized Depreciation           (43,932)    (8,549)      (52,481)
                                                             Net Unrealized Appreciation
                                                             (Depreciation)                     259,458    107,774       367,232
                                                             Cost for federal income tax
                                                             purposes                         2,248,003    770,371     3,018,374

As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

Schedule of Investments
April 30, 2006 (unaudited)

               PIF                                                                                            PIF
WM             Diversified                                                                         WM         Diversified
Int'l          Int'l                                                                              Int'l       Int'l
Growth Fund    Fund       Combined                                                               Growth Fund  Fund         Combined

Shares       Shares        Shares                                                                Value       Value         Value
Held         Held          Held                                                                  (000's)     (000's)       (000's)
                                      96.89% COMMON STOCKS
                                       0.01% Advertising Agencies
                                             Cheil Communications Inc
        590           -         590                                                                   125       -         125

                                       0.03% Advertising Sales
    318,000                 318,000          Clear Media Ltd (b)
                      -                                                                               394       -         394
                                             SR Teleperformance
          -       5,640       5,640                                                                     -     225         225

                                                                                                      394     225         619

                                       0.03% Advertising Services
                                             Publicis Groupe
          -      14,801      14,801                                                                     -     614         614

                                       0.49% Aerospace & Defense
    731,700                 731,700          BAE Systems PLC
                      -                                                                             5,571       -       5,571
             14,052,613  14,052,613          Rolls-Royce Group PLC - B Shares
          -                                                                                             -      28          28
                            261,201          Rolls-Royce Group PLC
          -     261,201                                                                                 -   2,262       2,262
                                             Thales SA
     41,600           -      41,600                                                                 1,788       -       1,788

                                                                                                    7,359   2,290       9,649

                                       0.11% Aerospace & Defense Equipment
                            660,588          Cobham PLC
          -     660,588                                                                                 -   2,227       2,227

                                       0.11% Agricultural Chemicals
                                             Potash Corp of Saskatchewan
     54,300           -      54,300                                                                 5,140       -       5,140

                                       0.05% Agricultural Operations
                            101,293          Astra Agro Lestari Tbk PT
          -     101,293                                                                                 -      76          76
                                             Astral Foods Ltd
          -      12,912      12,912                                                                     -     212         212
    169,700                 169,700          IOI Corp BHD
                      -                                                                               665       -         665
                                             Provimi SA
                    647         647                                                                     -      24          24

                                                                                                      665     312         977

                                       0.13% Airlines
    726,900                 726,900          AirAsia BHD (b)
                      -                                                                               351       -         351
                                             Air France-KLM
          -      65,748      65,748                                                                     -   1,528       1,528
    124,570                 124,570          Asiana Airlines (b)
                      -                                                                             1,024       -           -
                                             Deutsche Lufthansa AG
          -      15,889      15,889                                                                     -     292         292
    148,700                 310,500          Thai Airways International Public Limited
                161,800                      (a)(b)                                                   196     205         401

                                                                                                    1,571   2,025       2,572

                                       0.10% Airport Development & Maintenance
    512,000                 512,000          Beijing Capital International Airport Co
                      -                      Ltd                                                      297       -         297
                                             Grupo Aeroportuario del Pacifico SA de (b)
     36,700           -      36,700                                                                 1,221       -       1,221
    142,700                 142,700          Transmile Group BHD
                      -                                                                               520       -         520

                                                                                                    2,038       -       2,038

                                       0.37% Apparel Manufacturers
                                             Adolfo Dominguez
          -         577         577                                                                     -      29          29
                                             Gerry Weber International AG
          -         902         902                                                                     -      22          22
                                             Gildan Activewear (b)
          -      27,229      27,229                                                                     -   1,301       1,301
                                             Handsome Co Ltd
          -       6,120       6,120                                                                     -     112         112
                                             Infosys Technologies Ltd SDR
     64,100           -      64,100                                                                 5,041       -       5,041
                                             Sanei-International Co Ltd
          -       2,847       2,847                                                                     -     145         145
                                             Youngone Corp
          -      55,480      55,480                                                                     -     250         250

                                                                                                    5,041   1,859       6,900

                                       0.00% Appliances
                                             Schulthess Group
          -          59          59                                                                     -      29          29

                                       0.12% Applications Software
                            471,824          Sage Group PLC
          -     471,824                                                                                 -   2,144       2,144
                                             Satyam Computer Services Ltd ADR
          -       7,853       7,853                                                                     -     283         283
                                             Wipro Ltd
     27,900           -      27,900                                                                   399       -         399

                                                                                                      399   2,427       2,826

                                       0.52% Audio & Video Products
                                             Canon Electronics Inc
          -       4,474       4,474                                                                     -     179         179
                                             D&M Holdings Inc
          -      19,360      19,360                                                                     -      70          70
                            169,000          Matsushita Electric Industrial Co Ltd
          -     169,000                                                                                 -   4,070       4,070
                            118,090          Sony Corp
     37,190      80,900                                                                             1,868   4,052       5,920

                                                                                                    1,868   8,371      10,239

                                       2.68% Auto - Car & Light Trucks
                                             Bayerische Motoren Werke AG
     28,500      59,330      87,830                                                                 1,550   3,225       4,775
    272,140                 272,140          Chongqing Changan Automobile Co Ltd
                      -                                                                               153       -         153
                                             DaimlerChrysler AG (c)
     84,500           -      84,500                                                                 4,633       -       4,633
  1,150,000               1,150,000          Dongfeng Motor Group Co Ltd (b)
                      -                                                                               575       -         575
                                             Ford Otomotiv Sanayi AS
          -      37,076      37,076                                                                     -     370         370
                                             Hyundai Motor Co
     19,330       6,409      25,739                                                                 1,699     563       2,262
    634,900                 634,900          Nissan Motor Co Ltd
                      -                                                                             8,347       -       8,347
                                             Renault SA (c)
     23,700           -      23,700                                                                 2,751       -       2,751
    377,000                 377,000          Suzuki Motor Corp
                      -                                                                             9,204       -       9,204
                                             Tata Motors Ltd ADR (c)
          -      12,359      12,359                                                                     -     256         256
                            197,552          Toyota Motor Corp
     25,700     171,852                                                                             1,503  10,022      11,525
                                             Volkswagen AG (c)
     99,300           -      99,300                                                                 7,668               7,668

                                                                                                   38,083  14,436      52,519

                                       0.04% Auto - Medium & Heavy Duty Trucks
                                             Mahindra & Mahindra (a)(b)
          -      35,238      35,238                                                                     -     493         493
                                             Nissan Diesel Motor Co Ltd
          -      11,709      11,709                                                                     -      61          61
                                             Scania AB (c)
      3,700           -       3,700                                                                   172       -         172

                                                                                                      172     554         726

                                       0.78% Auto/Truck Parts & Equipment - Original
                                             Aisin Seiki Co Ltd
          -      68,700      68,700                                                                     -   2,575       2,575
                                             Brembo SpA
          -       8,009       8,009                                                                     -      82          82
                            105,700          Denso Corp
          -     105,700                                                                                 -   4,137       4,137
                                             Futaba Industrial Co Ltd
          -       5,266       5,266                                                                     -     137         137
                                             Haldex AB
          -       3,100       3,100                                                                     -      76          76
                                             Hyundai Mobis
      2,140           -       2,140                                                                   189       -         189
                                             Keihin Corp
          -       8,876       8,876                                                                     -     263         263
                                             Magna International Inc (c)
     14,200           -      14,200                                                                 1,113       -       1,113
                                             Mikuni Corp
          -       4,740       4,740                                                                     -      28          28
                                             Mitsuba Corp
          -       4,000       4,000                                                                     -      54          54
    118,000                 260,000          NGK Spark Plug Co Ltd (c)
                142,000                                                                             2,591   3,109       5,700
                                             Nippon Seiki Co Ltd
          -       5,000       5,000                                                                     -     108         108
                                             Nissin Kogyo Co Ltd
          -       9,635       9,635                                                                           202         202
                                                                                                        -
                                             Sogefi SpA
          -       5,832       5,832                                                                     -      44          44
    194,000                 194,000          TI Automotive Ltd (b) (f)
                      -                                                                                 -       -           -
    195,100                 195,100          UMW Holdings Bhd
                      -                                                                               396       -         396
    105,000                 105,000          Weichai Power Co Ltd
                      -                                                                               248       -         248

                                                                                                    4,537  10,815      15,352

                                       0.09% Beverages - Non-alcoholic
                                             Asahi Soft Drinks Co Ltd
          -       4,000       4,000                                                                     -      63          63
                                             Coca Cola Hellenic Bottling Co SA
          -      35,360      35,360                                                                     -   1,157       1,157
                            104,396          Coca-Cola Femsa SA de CV
          -     104,396                                                                                 -     335         335
                                             Dydo Drinco Inc
          -         685         685                                                                     -      28          28
                                             Kirin Beverage Corp
          -       5,400       5,400                                                                     -     143         143

                                                                                                        -   1,726       1,726

                                       0.22% Beverages - Wine & Spirits
                                             C&C Group PLC
          -      29,617      29,617                                                                     -     229         229
                                             Davide Campari-Milano SpA
          -      20,265      20,265                                                                     -     198         198
                            197,997          Diageo PLC
          -     197,997                                                                                 -   3,255       3,255
                                             McDowell & Co Ltd GDR (b)
     43,600           -      43,600                                                                   379       -         379
                                             Mercian Corp
          -      47,155      47,155                                                                     -     148         148

                                                                                                      379   3,830       4,209

                                       1.14% Brewery
                                             Anadolu Efes Biracilik Ve Malt Sanayii AS
     33,523           -      33,523                                                                 1,122       -       1,122
                                             Cia de Bebidas das Americas
     87,000           -      87,000                                                                 3,563       -       3,563
    374,145                 374,145          Foster's Group Ltd
                      -                                                                             1,671       -       1,671
                                             Heineken Holding NV (c)
     85,625           -      85,625                                                                 3,054       -       3,054
    130,406                 130,406          Heineken NV (c)
                      -                                                                             5,283       -       5,283
                                             InBev NV
          -      69,096      69,096                                                                     -   3,480       3,480
                            219,000          Kirin Brewery Co Ltd
          -     219,000                                                                                 -   3,237       3,237
                                             Royal UNIBREW A/S
          -         917         917                                                                     -      99          99
                                             Wolverhampton & Dudley Brew PLC
          -      14,108      14,108                                                                     -     333         333
    416,000                 416,000          Tsingtao Brewery Co Ltd
                      -                                                                               480       -         480

                                                                                                   15,173   7,149      22,322

                                       0.10% Broadcasting Services & Programming
                                             Grupo Televisa SA
     82,100           -      82,100                                                                 1,741       -       1,741
                            290,755          TV Azteca SA de CV
          -     290,755                                                                                 -     180         180

                                                                                                    1,741     180       1,921

                                       0.52% Building - Heavy Construction
                            118,705          ACS Actividades Cons y Serv
          -     118,705                                                                                 -   4,921       4,921
                                             Aker Kvaerner ASA
          -      33,048      33,048                                                                     -   3,210       3,210
    634,100                 634,100          Carso Infraestructura y Construccion SA
                      -                      de CV (b)                                                464       -         464
                                             CFE (CIE Francois D'enter)
          -          37          37                                                                     -      40          40
    294,500                 294,500          Empresas ICA Sociedad Controladora SA de
                      -                      CV (b)                                                   918       -         918
                                             Lemminkainen Oyj
          -         366         366                                                                     -      17          17
                                             NCC AB
          -       5,733       5,733                                                                     -     144         144
                                             Severfield-Rowen PLC
          -       2,494       2,494                                                                     -      57          57
                                             Veidekke ASA
          -       2,117       2,117                                                                     -      86          86
                            208,900          YTL Corp Bhd
          -     208,900                                                                                 -     294         294

                                                                                                    1,382   8,769      10,151

                                       0.01% Building - Maintenance & Service
                                             Babcock International Group
          -      48,352      48,352                                                                     -     283         283

                                       0.00% Building - Mobil Home & Manufactured Housing
                                             Maisons France Confort
          -         290         290                                                                     -      22          22

                                       0.17% Building - Residential & Commercial
                                             Desarrolladora Homex SA de CV ADR (b)(c)
          -       5,451       5,451                                                                     -     209         209
                                             Daiwa House Industry Co Ltd
     87,000           -      87,000                                                                 1,483       -       1,483
                                             Hyundai Development Co
     16,120           -      16,120                                                                   935       -         935
                                             Kaufman & Broad SA
          -       1,942       1,942                                                                     -     115         115
                                             Persimmon PLC
          -      22,045      22,045                                                                     -     525         525

                                                                                                    2,418     849       3,267

                                       1.24% Building & Construction - Miscellaneous
                                             Ando Corp
          -      11,451      11,451                                                                     -      31          31
    173,300                 225,041          Aveng Ltd
                 51,741                                                                               685     203         888
                                             Ballast Nedam (b)
          -       1,700       1,700                                                                     -      70          70
    211,865                 265,966          Bouygues (c) (d)
                 54,101                                                                            11,560   2,947      14,507
                                             Galliford Try PLC
          -      18,426      18,426                                                                     -      44          44
                                             GS Engineering & Construction Corp
     16,950           -      16,950                                                                 1,229       -       1,229
                                             JM AB - Rights (a)(b)
          -       6,734       6,734                                                                     -       9           9
                                             JM AB
          -       6,734       6,734                                                                     -     431         431
                                             Koninklijke BAM Groep NV
          -      14,736      14,736                                                                     -   1,581       1,581
                                             Leighton Holdings Ltd
          -      17,497      17,497                                                                     -     222         222
                                             Morgan Sindall PLC
          -       8,558       8,558                                                                     -     185         185
    203,000                 203,000          Obayashi Corp
                      -                                                                             1,553       -       1,553
                                             Orascom Construction Industries
     36,900       5,580      42,480                                                                 3,077     233       3,310
                                             Sjaelso Gruppen
          -         330         330                                                                     -     144         144
                                             United Group Ltd
          -       6,559       6,559                                                                     -      66          66

                                                                                                   18,104   6,166      24,270

                                       0.15% Building & Construction Products - Miscellaneous
                                             CSR Ltd
          -      67,284      67,284                                                                     -     207         207
    481,700                 481,700          IJM Corp BHD
                                                                                                      777       -         777
                                             Kingspan Group PLC
          -      19,134      19,134                                                                     -     316         316
    224,153                 224,153          Murray & Roberts Holdings Ltd
                                                                                                    1,014       -       1,014
                                             Okabe Co Ltd
          -      12,729      12,729                                                                     -      56          56
    109,600                 109,600          Road Builder M Holdings Bhd
                                                                                                       68       -          68
                                             Sika AG (b)
          -         178         178                                                                     -     208         208
                                             Wilson Bayly Holmes-Ovcon Ltd
     26,088           -      26,088                                                                   260       -         260

                                                                                                    2,119     787       2,906

                                       1.90% Building Products - Cement & Aggregate
                            115,528          Adelaide Brighton Ltd
          -     115,528                                                                                 -     217         217
                                             Akcansa Cimento AS
          -      20,072      20,072                                                                     -     153         153
    624,000                 624,000          Anhui Conch Cement Co Ltd
                      -                                                                             1,078       -       1,078
                                             Associated Cement Co Ltd
          -      22,732      22,732                                                                     -     482         482
                                             Cementir SpA
          -      11,923      11,923                                                                     -      96          96
                            175,344          Cemex SA de CV
     34,700     140,644                                                                               235     950       1,185
                                             CRH PLC
     93,268           -      93,268                                                                 3,430       -       3,430
                                             Grupo Cementos de Chihuahua SA de CV
     11,932           -      11,932                                                                    39       -          39
    115,263                 149,684          Holcim Ltd (c)
                 34,421                                                                             9,666   2,878      12,544
                                             Lafarge SA (c)
     52,000           -      52,000                                                                 6,396       -       6,396
                                             Pretoria Portland Cement Co Ltd
          -       5,458       5,458                                                                     -     378         378
    329,460                 529,568          Rinker Group Ltd
                200,108                                                                             5,307   3,219       8,526
                                             Siam Cement PCL
     29,300           -      29,300                                                                   186       -         186
                                             Siam City Cement PCL
     56,600           -      56,600                                                                   407       -         407
                                             Sungshin Cement Co Ltd
      9,300           -       9,300                                                                   170       -         170
                            380,013          Taiheiyo Cement Corp
          -     380,013                                                                                 -   1,843       1,843

                                                                                                   26,914  10,216      37,130

                                       0.01% Cable TV
                                             Vivax SA (b)
          -      13,547      13,547                                                                     -     201         201

                                       0.01% Casino Hotels
                                             Genting Bhd
     17,100      22,998      40,098                                                                   120     162         282

                                       3.41% Cellular Telecommunications
                                  -
    484,400                 527,037          America Movil SA de CV ADR
                 42,637                                                                            17,879   1,574      19,453
                            762,823          China Mobile Hong Kong Ltd
          -     762,823                                                                                 -   4,437       4,437
                                             Cosmote Mobile Telecommunications SA
          -      48,025      48,025                                                                     -   1,176       1,176
                                             Digi.Com BHD (b)
          -      76,907      76,907                                                                     -     238         238
                                             Egyptian Co for Mobile Services
     12,000           -      12,000                                                                   329       -         329
                            277,300          Far EasTone Telecommunications Co Ltd
          -     277,300                                                                                 -     345         345
                            320,137          LG Telecom Ltd (b)
          -     320,137                                                                                 -   3,598       3,598
                                             MobileOne Ltd
                 81,605      81,605                                                                     -     111         111
                                             Mobile Telesystems OJSC ADR
      9,800           -       9,800                                                                   320       -         320
                                             Okinawa Cellular Telephone Co
          -          24          24                                                                     -      58          58
                                             Partner Communications
     48,000           -      48,000                                                                   407       -         407
                                             SK Telecom Co Ltd
      9,700       2,843      12,543                                                                   259     668         927
                                             Telemig Celular Participacoes SA ADR
     16,500           -      16,500                                                                   719       -         719
                                             Telepark Corp
          -          37          37                                                                     -     111         111
130,189,000             130,189,000          Tim Participacoes SA
                      -                                                                               580       -         580
                                             Tim Participacoes SA ADR
     49,200           -      49,200                                                                 1,892       -       1,892
                                             Turkcell Iletisim Hizmet AS
          -           1           1                                                                     -       -           -
                                             Vimpel-Communications ADR (b)
     12,100                  12,100                                                                   563       -         563
                                             Virgin Mobile Holdings UK PLC
          -      16,925      16,925                                                                     -     116         116
                                             Vivo Participacoes SA ADR
     28,386           -      28,386                                                                   117       -         117
 11,575,019   1,685,401  13,260,420          Vodafone Group PLC
                                                                                                   27,334   3,975      31,309

                                                                                                   50,399  16,407      66,806

                                       0.00% Ceramic Products
                                             Krosaki Harima Corp
          -      11,279      11,279                                                                     -      61          61

                                                                                                                            -
                                       1.39% Chemicals - Diversified
                                                                                                                            -
                                             Bayer AG
     82,300           -      82,300                                                                 3,801       -       3,801
                                             K+S AG
          -      26,503      26,503                                                                     -   2,392       2,392
                            339,106          Mitsubishi Gas Chemical Co Inc
          -     339,106                                                                                 -   4,493       4,493
                            201,000          Nan Ya Plastics Corp
          -     201,000                                                                                 -     294         294
    119,300                 119,300          Nitto Denko Corp
                      -                                                                            10,006       -      10,006
                                             NOF Corp
          -      36,338      36,338                                                                     -     229         229
                                             Shin-Etsu Chemical Co Ltd
     66,200           -      66,200                                                                 3,826       -       3,826
                            243,715          Sumitomo Chemical Co Ltd
          -     243,715                                                                                 -   2,130       2,130

                                                                                                   17,633   9,538      27,171

                                       0.00% Chemicals - Other
                                             Kingboard Chemical Holdings Ltd
     17,500           -      17,500                                                                    46       -          46

                                       0.12% Chemicals-Plastics
    163,400                 163,400          Pearson PLC
                      -                                                                             2,265       -       2,265

                                       0.26% Chemicals - Specialty
                                             Elementis Plc
          -      20,215      20,215                                                                     -      32          32
                                             Givaudan
          -         442         442                                                                     -     370         370
                                             Methanex Corp
     81,100                  81,100                                                                 1,795       -       1,795
                                             Tokyo Ohka Kogyo Co Ltd
          -       5,876       5,876                                                                     -     188         188
                                             Umicore
          -      16,592      16,592                                                                     -   2,642       2,642

                                                                                                    1,795   3,232       5,027

                                       0.02% Circuit Boards
                                  -
                                             Ibiden Co Ltd
          -       7,339       7,339                                                                     -     348         348
                                             Simm Tech Co Ltd
          -       7,910       7,910                                                                     -      91          91

                                                                                                        -     439         439

                                  -
                                       0.02% Coal
                                             Banpu PCL
     55,500           -      55,500                                                                   225       -         225
                                             CIC Energy Corp
     33,000           -      33,000                                                                   196       -         196

                                                                                                      421       -         421

                                       0.00% Coatings & Paint
                                             Wattyl Ltd
          -      14,683      14,683                                                                     -      40          40

                                      15.96% Commercial Banks
    255,535                 422,741          ABN AMRO Holding NV
                167,206                                                                             7,637   4,990      12,627
                                             ABSA Group Ltd
     68,100           -      68,100                                                                 1,344       -       1,344
    211,074                 211,074          Akbank TAS
                      -                                                                             1,756       -       1,756
                                             Amagerbanken A/S
          -       2,575       2,575                                                                     -     197         197
                                             Attijariwafa Bank (b)
          -         591         591                                                                     -     133         133
                                             Australia & New Zealand Banking Group Ltd
          -      79,394      79,394                                                                     -   1,684       1,684
    322,200                 850,350          Banca Intesa SpA (c)
                528,150                                                                             1,910   3,127       5,037
                            410,323          Banca Monte dei Paschi di Siena SpA (c)
          -     410,323                                                                                 -   2,427       2,427
                                             Banca Popolare di Verona e Novara Scrl
          -      14,137      14,137                                                                     -     397         397
    506,900                 741,338          Banco Bilbao Vizcaya Argentaria SA
                234,438                                                                            11,198   5,171      16,369
                                             Banco do Brasil SA
          -      15,528      15,528                                                                     -     446         446
                                             Banco Macro Bansud SA ADR
          -       7,156       7,156                                                                     -     166         166
                                             Banco Nossa Caixa SA
     29,000           -      29,000                                                                   655       -         655
                                             Banco Sabadell SA
          -      19,476      19,476                                                                     -     711         711
    573,000                 951,376          Banco Santander Central Hispano SA (c)
                378,376                                                                             8,884   5,858      14,742
                                             BanColombia SA ADR (c)
          -       5,914       5,914                                                                     -     205         205
    615,500                 615,500          Bank Central Asia Tbk PT
                      -                                                                               306       -         306
                            117,582          Bank Hapoalim BM
     56,300      61,282                                                                               284     309         593
                            532,000          Bank of Communications Co Ltd (b)(d)
          -     532,000                                                                                 -     324         324
                                             Bank of Iwate Ltd/The
          -         825         825                                                                     -      56          56
  6,236,500               6,236,500          Bank Mandiri Persero Tbk PT
                      -                                                                             1,363       -       1,363
                                             Bank Muscat SAOG GDR
     26,950           -      26,950                                                                   268       -         268
    476,300                 476,300          Bank of Ayudhya Pcl
                      -                                                                               237       -         237
    307,200                 307,200          Bank of East Asia Ltd
                      -                                                                             1,284       -       1,284
                                             Bank of Nagoya Ltd/The
          -       4,684       4,684                                                                     -      35          35
                            207,870          Bank of the Philippine Islands
          -     207,870                                                                                 -     245         245
  1,430,000   1,255,000   2,685,000          Bank Rakyat Indonesia
                                                                                                      753     660       1,413
                            547,104          Barclays PLC
          -     547,104                                                                                 -   6,817       6,817
    127,600                 183,969          BNP Paribas (c)
                 56,369                                                                            12,057   5,318      17,375
                                             BNP Paribas (b) (c)
     12,760       5,636      18,396                                                                 1,165     514       1,679
    950,000                 950,000          BOC Hong Kong Holdings Ltd
                      -                                                                             1,961       -       1,961
    548,100                 548,100          Bumiputra-Commerce Holdings Bhd
                      -                                                                               953       -         953
                                             Canadian Imperial Bank of Commerce (b)
     27,500      46,078      73,578                                                                 2,035   3,403       5,438
  2,069,000               2,069,000          China Construction Bank (b)
                      -                                                                               894       -         894
                                             Commercial International Bank GDR
     62,800           -      62,800                                                                   770       -         770
                            150,052          Commerzbank AG
     67,000      83,052                                                                             2,777   3,426       6,203
                                             Credit Agricole SA
          -      87,250      87,250                                                                     -   3,510       3,510
                                             Credito Emiliano SpA
          -      15,595      15,595                                                                     -     217         217
    149,000                 149,000          DBS Group Holdings Ltd (c)
                      -                                                                             1,678       -       1,678
                            114,600          Daegu Bank
          -     114,600                                                                                 -   2,151       2,151
                                             Dah Sing Financial Holdings Ltd
          -       7,600       7,600                                                                     -      62          62
                                             Daito Bank Ltd/The
          -      11,601      11,601                                                                     -      25          25
                                             Danske Bank A/S
          -      60,367      60,367                                                                     -   2,398       2,398
                                             Deutsche Bank AG
     32,200           -      32,200                                                                 3,953       -       3,953
    127,700                 379,252          DNB NOR ASA (b)
                251,552                                                                             1,771   3,482       5,253
    145,000                 145,000          EON Capital Bhd
                      -                                                                               252       -         252
                                             Erste Bank der Oesterreichischen Sparka
     23,600           -      23,600          (b)                                                    1,432       -       1,432
                                             Forstaedernes Bank A/S
          -         242         242                                                                     -      36          36
                                             Fortis
     31,200           -      31,200                                                                 1,171       -       1,171
    633,900                 633,900          HBOS PLC
                      -                                                                            11,126       -      11,126
                                             HDFC Bank Ltd ADR
          -       4,586       4,586                                                                     -     270         270
    197,900                 853,949          HSBC Holdings PLC
                656,049                                                                             3,419  11,299      14,718
    130,500                 130,500          ICICI Bank Ltd ADR
                      -                                                                             3,580       -       3,580
                                             Industrial & Commercial Bank of China L
          -      88,000      88,000                                                                     -     132         132
                                             Julius Baer Holding AG
          -      26,225      26,225                                                                     -   2,507       2,507
                                             Jyske Bank (b)
          -      28,194      28,194                                                                     -   1,712       1,712
                                             Kagoshima Bank Ltd/The
          -       6,692       6,692                                                                     -      54          54
                                             Kiatnakin Bank PCL
     95,300           -      95,300                                                                    89       -          89
    472,100                 472,100          Kasikornbank PCL
                      -                                                                               855       -         855
                                             KBC Groep NV
          -      42,519      42,519                                                                     -   4,925       4,925
                                             Keiyo Bank Ltd/The
          -      30,052      30,052                                                                     -     194         194
                                             Kookmin Bank
     11,550           -      11,550                                                                 1,029       -       1,029
                                             Kookmin Bank
     42,330       7,929      50,259                                                                 3,792     710       4,502
  2,281,500               2,281,500          Krung Thai Bank PCL
                      -                                                                               748       -         748
    278,400                 278,400          Lloyds TSB Group PLC
                      -                                                                             2,708       -       2,708
                                             Malayan Banking Bhd
     30,800           -      30,800                                                                    94       -          94
                                             Mitsubishi UFJ Financial Group Inc
      1,221         163       1,384                                                                19,195   2,555      21,750
                                             Mizrahi Tefahot Bank Ltd (b)
     22,671           -      22,671                                                                   152       -         152
                                             Mizuho Financial Group Inc
      1,260         755       2,015                                                                10,745   6,419      17,164
                                             Oita Bank Ltd/The
          -       6,982       6,982                                                                     -      57          57
                                             Piraeus Bank SA
          -      70,113      70,113                                                                     -   2,206       2,206
                                             Pusan Bank
     13,750      43,515      57,265                                                                   211     669         880
                                             Raiffeisen International Bank Holding AS
     11,900       4,198      16,098          (b) (c)                                                1,037     365       1,402
                                             Royal Bank of Canada
                 61,800      61,800                                                                     -   2,638       2,638
    643,500                 643,500          Royal Bank of Scotland Group PLC
                      -                                                                            21,017       -      21,017
                                             San-In Godo Bank Ltd/The
          -       5,036       5,036                                                                     -      51          51
                                             Sberbank RF
          -         283         283                                                                     -     511         511
                                             Shiga Bank Ltd/The
          -       8,582       8,582                                                                     -      64          64
                            135,500          Siam Commercial Bank Public (a)(b)
          -     135,500                                                                                 -     234         234
                            119,816          Skandinaviska Enskilda Banken AB
          -     119,816                                                                                 -   3,009       3,009
                                             Societe Generale (c)
     17,900      35,246      53,146                                                                 2,735   5,377       8,112
                                             Spar Nord Bank A/S
          -         190         190                                                                     -      51          51
                                             Sparebanken Midt-Norge
          -       4,435       4,435                                                                     -      57          57
    106,700                 135,305          Standard Bank Group Ltd
                 28,605                                                                             1,523     405       1,928
    224,000                 224,000          Standard Chartered PLC
                      -                                                                             5,947       -       5,947
                                             State Bank of India Ltd
          -       1,364       1,364                                                                     -      69          69
                                             Sumitomo Mitsui Financial Group Inc
      2,389         514       2,903                                                                26,226   5,626      31,852
                            284,000          Sumitomo Trust & Banking Co Ltd/The
          -     284,000                                                                                 -   3,014       3,014
                            729,001          Taishin Financial Holdings Co Ltd
          -     729,001                                                                                 -     480         480
    144,900                 144,900          Tisco Bank PCL
                      -                                                                               111       -         111
    554,600                 554,600          Tisco Bank PCL, NVDR
                      -                                                                               421       -         421
                                             Tokushima Bank Ltd/The
          -       4,502       4,502                                                                     -      37          37
    154,632                 154,632          Turkiye Garanti Bankasi AS
                      -                                                                               637       -         637
    144,895                 214,261          Turkiye Is Bankasi
                 69,366                                                                             1,216     583       1,799
                                             Unibanco - Uniao de Bancos Brasilerios SA
     27,000           -      27,000          GDR                                                    2,142       -       2,142
    122,000                 122,000          United Overseas Bank Ltd (c)
                      -                                                                             1,258       -       1,258
                            246,921          Westpac Banking Corp
     81,200     165,721                                                                             1,549   3,156       4,705
                                             Wing Hang Bank Ltd
                 16,000      16,000                                                                     -     148         148
                                                                                                          118,084     312,394
                                                                                                  194,310

                                       0.05% Commercial Services
                                             Aggreko Plc
          -      45,843      45,843                                                                     -     256         256
                                             ITE Group PLC
          -       5,029       5,029                                                                     -      12          12
                                             SGS SA
          -         302         302                                                                     -     298         298
                                             So-net M3 Inc (b)
          -          44          44                                                                     -     199         199
                                             Venture Link Co Ltd
          -      36,400      36,400                                                                     -     154         154

                                                                                                        -     919         919

                                       0.01% Commercial Services - Finance
                                             Net 1 UEPS Technologies Inc
      8,400           -       8,400                                                                   264       -         264

                                       0.07% Computer Aided Design
                                             Dassault Systemes SA (c)
     24,800           -      24,800                                                                 1,345       -       1,345

                                       0.05% Computer Services
                                             Alten (b)
          -       4,331       4,331                                                                     -     164         164
                                             HIQ International AB
          -       7,380       7,380                                                                     -      44          44
    606,000                 606,000          Lenovo Group Ltd
                      -                                                                               227       -         227
                                             Quanta Computer Inc GDR
     60,000           -      60,000                                                                   529       -         529
                                             Sopra Group SA
          -         674         674                                                                     -      62          62

                                                                                                      756     270       1,026

                                       0.01% Computer Software
                                             Totvs SA (b)
          -      10,778      10,778                                                                     -     209         209

                                       0.06% Computers (0.16%)
                                             High Tech Computer Corp
          -      25,000      25,000                                                                     -     799         799
                            285,000          Wistron Corp (b)
          -     285,000                                                                                 -     372         372

                                                                                                        -   1,171       1,171

                                       0.01% Computers - Integrated Systems (0.02%)
                                             Hitachi Systems & Services Ltd
          -       4,912       4,912                                                                     -     126         126


                                       0.10% Computers  -Memory Devices
                            237,400          Quanta Storage Inc
          -     237,400                                                                                 -     439         439
                                             TDK Corp
     19,100           -      19,100                                                                 1,599       -       1,599

                                                                                                    1,599     439       2,038

                                       0.00% Computers - Peripherial Equiptment
    486,700                 486,700          BOE Technology Group Co Ltd
                      -                                                                                80       -          80

                                       0.04% Consulting Services
                                             ASK Planning Center Inc
          -       7,020       7,020                                                                     -      54          54
                                             Assystem
          -       2,928       2,928                                                                     -      92          92
                                             Intage Inc
          -       1,454       1,454                                                                     -      41          41
                                             KK DaVinci Advisors (b)
          -         247         247                                                                     -     275         275
                                             Poyry Oyj
          -       1,286       1,286                                                                     -      15          15
                                             Savills PLC
          -       9,394       9,394                                                                     -     223         223

                                                                                                        -     700         700

                                       0.09% Containers - Paper & Plastic
    326,300                 326,300          Amcor Ltd
                      -                                                                             1,792       -       1,792
                                             Fujimori Kogyo Co Ltd
          -       1,380       1,380                                                                     -      23          23

                                                                                                    1,792      23       1,815

                                       0.49% Cosmetics & Toiletries
    119,000                 119,000          Kao Corp
                      -                                                                             3,198       -       3,198
                                             L'Oreal SA (c)
     57,600           -      57,600                                                                 5,341       -       5,341
                                             Milbon Co Ltd
          -       1,200       1,200                                                                     -      53          53
                                             Natura Cosmeticos SA
     44,000      19,900      63,900                                                                   560     253         813
                                             Oriflame Cosmetics SA
          -       5,909       5,909                                                                     -     223         223

                                                                                                    9,099     529       9,628

                                       0.15% Cruise Lines
                                             Carnival PLC
     59,500           -      59,500                                                                 2,949       -       2,949

                                       0.00% Diagnostic Equipment
                                             Draegerwerk AG
          -         803         803                                                                     -      52          52

                                       0.44% Distribution & Wholesale
                                             Alesco Corp Ltd
          -       8,766       8,766                                                                     -      66          66
                                             Buhrmann NV
          -      16,270      16,270                                                                     -     315         315
                                             Inabata & Co Ltd
          -       5,757       5,757                                                                     -      54          54
                                             Itochu Enex Co Ltd
          -       3,900       3,900                                                                     -      28          28
                                             Itochu-Shokuhin Co Ltd
          -         684         684                                                                     -      29          29
  1,394,000               1,394,000          Li & Fung Ltd
                      -                                                                             3,308       -       3,308
                                             Univar NV
          -       3,238       3,238                                                                     -     180         180
                            181,593          Wolseley PLC
     71,600     109,993                                                                             1,793   2,745       4,538
                                             Yuasa Trading Co Ltd (b)
          -       2,897       2,897                                                                     -       7           7

                                                                                                    5,101   3,424       8,525

                                       0.68% Diversified Financial Services
                                             Acta Holding ASA
          -      63,752      63,752                                                                     -     287         287
                            111,493          Cathay Financial Holding Co Ltd
     56,493      55,000                                                                             1,266     123       1,389
    354,000                 354,000          Fubon Financial Holding Co Ltd GDR
                      -                                                                             3,428       -       3,428
                                             Hana Financial Group Inc
          -       4,894       4,894                                                                     -     240         240
                                             Investec Ltd
          -       5,529       5,529                                                                     -     313         313
                                             Investec PLC
          -       5,595       5,595                                                                     -     317         317
                                             Irish Life & Permanent Plc
          -      34,486      34,486                                                                     -     878         878
                            138,813          Sampo Oyj
          -     138,813                                                                                 -   2,861       2,861
                            684,701          Shin Kong Financial Holding Co Ltd
          -     684,701                                                                                 -     730         730
                                             Shinhan Financial Group Co Ltd
     25,530      13,569      39,099                                                                 1,272     676       1,948
                                             Woori Finance Holdings Co Ltd
     20,090      22,660      42,750                                                                   454     512         966

                                                                                                    6,420   6,937      13,357

                                       0.69% Diversified Manufacturing Operations
                            225,367          Charter PLC (b)
          -     225,367                                                                                 -   3,275       3,275
    405,000                 405,000          Mitsubishi Heavy Industries Ltd
                      -                                                                             2,006       -       2,006
                                             Siemens AG
     85,900           -      85,900                                                                 8,128       -       8,128
                                             Senior PLC
          -      25,638      25,638                                                                     -      32          32
                                             Ten Cate NV
          -       2,820       2,820                                                                     -      82          82

                                                                                                   10,134   3,389      13,523

                                       1.45% Diversified Minerals
                                             Anglo American PLC
      9,600           -       9,600                                                                   414       -         414
                                             Anglo American PLC
     50,900      44,797      95,697                                                                 2,167   1,902       4,069
                                             Antofagasta PLC
          -      16,084      16,084                                                                     -     688         688
    110,084                 558,570          BHP Billiton PLC
                448,486                                                                             2,266   9,212      11,478
                                             Cia Vale do Rio Doce ADR
     16,000           -      16,000                                                                   712       -         712
                            178,000          Dowa Mining Co Ltd
          -     178,000                                                                                 -   2,026       2,026
                            132,613          EuroZinc Mining Corp (b)
          -     132,613                                                                                 -     299         299
                                             Inmet Mining Corp
          -       9,318       9,318                                                                     -     336         336
    112,900                 112,900          Oxus Gold PLC (b)
                      -                                                                               169       -         169
                                             Teck Cominco Ltd
          -      48,498      48,498                                                                     -   3,336       3,336
                            134,684          Xstrata PLC
     63,800      70,884                                                                             2,308   2,558       4,866

                                                                                                    8,036  20,357      28,393

                                       0.46% Diversified Operations
                                             Alfa SA de CV
          -      38,393      38,393                                                                     -     193         193
                                             Ayala Corp
      8,800           -       8,800                                                                    61       -          61
                                             Barloworld Ltd
     19,100           -      19,100                                                                   419       -         419
                                             Beijing Enterprises Holdings Ltd
     84,000           -      84,000                                                                   184       -         184
                                             Bergman & Beving AB
          -       2,400       2,400                                                                     -      51          51
    106,000                 106,000          China Resources Enterprise
                      -                                                                               227       -         227
                                             China Merchants Holdings International Co
     49,000           -      49,000          Ltd                                                      167       -         167
                                             GS Holdings Corp
          -       6,620       6,620                                                                     -     207         207
                                             Guangdong Investment Ltd
     86,000           -      86,000                                                                    36       -          36
                                             Haci Omer Sabanchi Holding (b)
          -           3           3                                                                     -       -           -
                                             Haci Omer Sabanci Holding AS
          -      14,098      14,098                                                                     -      67          67
                                             Hunting Plc
          -      27,960      27,960                                                                     -     203         203
                                             Imperial Holdings Ltd
          -      15,895      15,895                                                                     -     438         438
    101,900                 101,900          Impulsora Del Desarrollo Y El Empleo en
                      -                      America Latina SA de CV (b)                              101       -         101
                                             KOC Holding AS
     62,857           -      62,857                                                                   344       -         344
    421,500                 615,500          Swire Pacific Ltd
                194,000                                                                             4,311   1,984       6,295

                                                                                                    5,850   3,143       8,993

                                       0.15% Diversified Operations - Commercial Services
    137,300                 137,300          Brambles Industries PLC
                      -                                                                             1,135       -       1,135
    202,878                 202,878          Brambles Industries Ltd (c)
                      -                                                                             1,720       -       1,720

                                                                                                    2,855       -       2,855
                                       0.02% E-Commerce - Products
                                             Submarino SA
     12,000           -      12,000                                                                   322       -         322

                                             E-Commerce - Services
                                       0.01% Ctrip.com International Ltd ADR
      4,800           -       4,800                                                                   216       -         216

                                       0.19% Electric - Generation
                            153,706          British Energy Group PLC (b)
          -     153,706                                                                                 -   1,848       1,848
                                             CEZ
          -       8,838       8,838                                                                     -     302         302
    254,200                 254,200          Electricity Generating PCL
                      -                                                                               566       -         566
                                             Malakoff Bhd
     61,900           -      61,900                                                                   167       -         167
    125,800                 337,177          Ratchaburi Electricity Generating Holding
                211,377                      PCL (a)(b)                                               130     218         348
                                             Tractebel Energia SA
                 50,270      50,270                                                                     -     413         413

                                                                                                      863   2,781       3,644

                                       2.30% Electric - Integrated
                                             ASM
          -      17,019      17,019                                                                     -      61          61
                                             E.ON AG (c)
     50,100      46,928      97,028                                                                 6,101   5,743      11,844
                                             EDP - Energias do Brasil SA
          -      20,922      20,922                                                                     -     305         305
                                             Enersis SA/Chile ADR
     19,000           -      19,000                                                                   232       -         232
                                             Fortis Inc
          -       8,971       8,971                                                                     -     174         174
                            147,544          Fortum Oyj
          -     147,544                                                                                 -   3,721       3,721
                            163,000          Iberdrola SA
     85,000      78,000                                                                             2,769   2,537       5,306
                            845,098          International Power PLC
          -     845,098                                                                                 -   4,578       4,578
    190,700                 190,700          Kansai Electric Power Co Inc/The
                      -                                                                             4,463       -       4,463
                                             Korea Electric Power Corp
          -      14,560      14,560                                                                     -     647         647
 11,769,000              11,769,000          Light SA
                      -                                                                                90       -          90
                                             MVV Energie AG
          -         816         816                                                                     -      24          24
                                             Okinawa Electric Power Co Inc/The
          -       1,565       1,565                                                                     -     101         101
                                             Reliance Energy Ltd GDR
     40,300           -      40,300                                                                 1,640       -       1,640
                                             RWE AG
          -      19,415      19,415                                                                     -   1,680       1,680
    180,400                 180,400          Scottish & Southern Energy PLC
                      -                                                                             3,701       -       3,701
                                             Tenaga Nasional Bhd
     98,900           -      98,900                                                                   233       -         233
                                             Tokyo Electric Power Co Inc/The
     69,600           -      69,600                                                                 1,788       -       1,788
                                             Unified Energy System GDR
     41,900           -      41,900                                                                 3,214       -       3,214
                                             Verbund - Oesterreichische
          -       2,767       2,767          Elektrizitaetswirtschafts AG                               -   1,313       1,313

                                                                                                   24,231  20,884      45,115

                                       0.16% Electric Products - Miscellaneous
    911,500                 911,500          Johnson Electric Holdings Ltd
                      -                                                                               770       -         770
                                             LG Electronics Inc
          -       6,960       6,960                                                                     -     576         576
                                             Solar Holdings A/S
          -         154         154                                                                     -      16          16
    250,000                 250,000          Toshiba Corp (b)
                      -                                                                             1,592       -       1,592
                                             Ultra Electronics Holdings
          -       8,864       8,864                                                                     -     176         176

                                                                                                    2,362     768       3,130

                                       0.03% Electric-Transmission
                                             Red Electrica de Espana
          -       5,813       5,813                                                                     -     202         202
                            142,388          Terna SpA
          -     142,388                                                                                 -     391         391

                                                                                                        -     593         593

                                       1.72% Electronic Components - Miscellaneous
                                             AddTech AB
          -         924         924                                                                     -      14          14
    112,400                 433,400          AU Optronics Corp
                321,000                                                                             1,847     526       2,373
                                             Chi Mei Optoelectronics Corp GDI
     25,900           -      25,900                                                                   368       -         368
                                             Chemring Group PLC
          -       6,552       6,552                                                                     -     138         138
                                             FANUC Ltd
     79,400                  79,400                                                                 7,510       -       7,510
    536,000                 706,995          HON HAI Precision Industry Co Ltd
                170,995                                                                             7,274   1,160       8,434
                            159,100          Hoya Corp
     70,800      88,300                                                                             2,866   3,564       6,430
                                             Koa Corp
          -       8,203       8,203                                                                     -     125         125
                                             LG.Philips LCD Co Ltd (b)
      1,800           -       1,800                                                                    76       -          76
                                             LG.Philips LCD Co Ltd (b)
     75,500           -      75,500                                                                 1,589       -       1,589
                                             Murata Manufacturing Co Ltd
     23,000           -      23,000                                                                 1,675       -       1,675
                                             Nihon Dempa Kogyo Co Ltd
          -       3,900       3,900                                                                     -     166         166
    205,000                 205,000          Nippon Electric Glass Co Ltd
                      -                                                                             4,627       -       4,627
                                             Star Micronics Co Ltd
          -       5,000       5,000                                                                     -     108         108
                                             U-Shin Ltd
          -       5,113       5,113                                                                     -      60          60

                                                                                                   27,832   5,861      33,693

                                       1.84% Electronic Components - Semiconductors
    437,000                 437,000          ARM Holdings PLC
                      -                                                                             1,084       -       1,084
                                             Hynix Semiconductor Inc (b)
     12,430      12,686      25,116                                                                   434     443         877
                                             Icos Vision Systems NV (b)
          -       2,024       2,024                                                                     -      99          99
                                             Infineon Technologies AG (b)
     41,700           -      41,700                                                                   510       -         510
                                             MediaTek Inc
          -      26,400      26,400                                                                     -     308         308
                                             Mimasu Semiconductor Industry Co Ltd
          -       1,500       1,500                                                                     -      34          34
                                             Rohm Co Ltd
     43,200           -      43,200                                                                 4,598       -       4,598
                                             Samsung Electronics Co Ltd
     33,957       3,971      37,928                                                                23,185   2,711      25,896
                                             Shinko Electric Industries
          -       5,751       5,751                                                                     -     157         157
                                             SOITEC (b)
          -      67,853      67,853                                                                     -   2,211       2,211
                                             Zoran Corp (b)
     11,400           -      11,400                                                                   313       -         313

                                                                                                   30,124   5,963      36,087

                                       0.13% Electronic Connectors
                                             Hirose Electric Co Ltd
     17,900           -      17,900                                                                 2,627       -       2,627

                                       0.25% Electronic Measurement Instruments
                                             Advantest Corp
     41,410           -      41,410                                                                 4,771       -       4,771
                                             V Technology Co Ltd
          -          13          13                                                                     -     165         165

                                                                                                    4,771     165       4,936

                                       0.00% Electronic Parts Distribution
                                             Macnica Inc
          -         943         943                                                                     -      26          26
                                             Marubun Corp
          -       2,989       2,989                                                                     -      46          46

                                                                                                        -      72          72

                                       0.07% Electronics - Military
                                             Safran SA
     56,700           -      56,700                                                                 1,456       -       1,456

                                       0.03% Energy - Alternate Sources
                                             Solarworld AG
          -       1,710       1,710                                                                     -     532         532

                                       0.42% Engineering - Research & Development Services
                            325,408          ABB Ltd (b)
          -     325,408                                                                                 -   4,631       4,631
                                             Arcadis NV
          -       2,243       2,243                                                                     -     106         106
                                             Bradken Ltd
          -      14,550      14,550                                                                     -      62          62
                                             Downer EDI Ltd
          -      29,477      29,477                                                                     -     194         194
                                             Keller Group PLC
          -       4,143       4,143                                                                     -      37          37
                                             Macmahon Holdings Ltd
          -      22,346      22,346                                                                     -      15          15
                                             Meisei Industrial Co Ltd
          -       3,729       3,729                                                                     -      27          27
                                             Samsung Engineering Co Ltd
     25,300           -      25,300                                                                 1,082       -       1,082
                            141,472          WorleyParsons Ltd
          -     141,472                                                                                 -   2,093       2,093
                                             WSP Group PLC
          -       2,834       2,834                                                                     -      23          23

                                                                                                    1,082   7,188       8,270

                                       0.37% Enterprise Software & Services
                                             Autonomy Corp PLC (b)
          -      21,835      21,835                                                                     -     179         179
                                             Linedata Services
          -         520         520                                                                     -      16          16
                                             SAP AG (c)
     32,600           -      32,600                                                                 7,123       -       7,123

                                                                                                    7,123     195       7,318

                                       0.00% Environmental Monitoring & Detection
                                             Munters AB
          -       2,109       2,109                                                                     -      80          80

                                       0.00% E-Services - Consulting
                                             Transcom WorldWide SA (b)
          -       5,798       5,798                                                                     -      72          72

                                       0.03% Feminine Health Care Products
                            362,340          Hengan International Group Co Ltd
          -     362,340                                                                                 -     601         601

                                       0.01% Finance - Commercial
    232,000                 232,000          Thanachart Capital PCL
                      -                                                                                99       -          99

                                       0.02% Finance - Consumer Loans
                                             African Bank Investments Ltd
          -      59,699      59,699                                                                     -     331         331

                                       0.02% Finance - Credit Card
                                             UFJ NICOS Co Ltd
          -      42,040      42,040                                                                     -     370         370

                                       1.36% Finance - Investment Banker & Broker
                                             Canaccord Capital Inc
          -       4,128       4,128                                                                     -      84          84
                            103,852          Credit Suisse Group
     85,139      18,713                                                                             5,348   1,172       6,520
                                             Daewoo Securities Co Ltd
          -      28,941      28,941                                                                     -     525         525
                            169,000          Daiwa Securities Group Inc
          -     169,000                                                                                 -   2,337       2,337
                                             Macquarie Bank Ltd
     38,042           -      38,042                                                                 2,064       -       2,064
                            219,073          Nomura Holdings Inc
          -     219,073                                                                                 -   4,940       4,940
                                             Samsung Securities Co Ltd
      3,630           -       3,630                                                                   228       -         228
                                             Takagi Securities Co Ltd
          -      14,191      14,191                                                                     -      99          99
                                             UBS AG (c)
     15,785      67,472      83,257                                                                 1,871   7,975       9,846

                                                                                                    9,511  17,132      26,643

                                       1.03% Finance - Leasing Company
                                             Banca Italease
          -       8,677       8,677                                                                     -     527         527
                                             Century Leasing System Inc
          -       5,176       5,176                                                                     -      82          82
                                             Fuyo General Lease Co Ltd
          -       3,396       3,396                                                                     -     140         140
                                             ORIX Corp
     45,630      18,778      64,408                                                                13,705   5,624      19,329
                                             STB Leasing Co Ltd
          -         948         948                                                                     -      19          19

                                                                                                   13,705   6,392      20,097

                                       0.01% Finance - Mortgage Loan/Banker
                                             Paragon Group of Cos PLC
          -      12,522      12,522                                                                     -     163         163

                                       0.51% Finance - Other Services
                                             Australian Stock Exchange Ltd
          -       8,543       8,543                                                                     -     213         213
                                             Cabcharge Australia Ltd
          -       8,769       8,769                                                                     -      43          43
                                             Datamonitor Plc
          -       4,224       4,224                                                                     -      32          32
                                             Deutsche Boerse AG
     16,137      25,431      41,568                                                                 2,334   3,673       6,007
    141,529                 141,529          Grupo Financiero Banorte SA de CV
                      -                                                                               369       -         369
                                             Grupo Financiero Inbursa SA
     64,600           -      64,600                                                                   102       -         102
                            142,647          London Stock Exchange PLC
                142,647                                                                                 -   3,211       3,211

                                                                                                    2,805   7,172       9,977

                                       0.02% Financial Guarantee Insurance
                                             Euler Hermes SA
          -       2,757       2,757                                                                     -     342         342

                                       0.11% Fisheries
                                             Cermaq ASA
          -       9,400       9,400                                                                     -     138         138
              1,893,844   1,893,844          PAN Fish ASA (b)
          -                                                                                             -   1,919       1,919

                                                                                                        -   2,057       2,057

                                       0.00% Food - Baking
                                             Hiestand Holding AG
          -          17          17                                                                     -      17          17

                                       0.04% Food - Dairy Products
    698,000                 698,000          China Mengniu Dairy Co Ltd
                      -                                                                               797       -         797

                                       0.01% Food - Flour & Grain
                                             Gruma SA de CV
          -      59,510      59,510                                                                     -     185         185
                                             Samyang Genex Co Ltd
          -         262         262                                                                     -      23          23

                                                                                                        -     208         208

                                       0.01% Food - Meat Products
                                             Perdigao SA
          -      12,629      12,629                                                                     -     125         125

                                       1.77% Food - Miscellaneous/Diversified
    174,563                 174,563          Cadbury Schweppes PLC
                      -                                                                             1,732       -       1,732
                                             Daesang Corp
          -      28,636      28,636                                                                     -     533         533
                                             Groupe Danone
     24,300      38,406      62,706                                                                 3,032   4,785       7,817
              1,423,342   1,423,342          Indofood Sukses Makmur Tbk PT
          -                                                                                             -     183         183
                                             J-Oil Mills Inc
          -      24,630      24,630                                                                     -     147         147
                                             Nestle SA
     31,081      15,458      46,539                                                                 9,479   4,701      14,180
                                             Nong Shim Co Ltd
        880           -         880                                                                   246       -         246
                                             Pulmuone Co Ltd
          -       1,031       1,031                                                                     -      46          46
                                             Royal Numico NV (b)
     50,700           -      50,700                                                                 2,298       -       2,298
                                             Tiger Brands Ltd
          -       9,460       9,460                                                                     -     262         262
                                             Unicharm Petcare Corp
          -       1,996       1,996                                                                     -      80          80
                                             Unilever NV
     25,200           -      25,200                                                                 1,820       -       1,820
    464,700                 464,700          Unilever PLC
                      -                                                                             4,936       -       4,936
                            662,900          Universal Robina Corp
                662,900                                                                                 -     291         291

                                                                                                   23,543  11,028      34,571

                                       0.34% Food - Retail
    187,000                 187,000          Lianhua Supermarket Holdings Co Ltd
                      -                                                                               218       -         218
                                             Migros Turk TAS
          -      23,564      23,564                                                                     -     328         328
                                             Pyaterochka Holding NV GDR
     11,300           -      11,300                                                                   215       -         215
                                             Pyaterochka Holding NV (b)
     12,700           -      12,700                                                                   243       -         243
    149,200                 149,200          Super-Sol Ltd
                      -                                                                               447       -         447
    233,900                 233,900          Tesco PLC
                      -                                                                             1,363       -       1,363
    269,055                 269,055          Woolworths Ltd
                      -                                                                             3,814       -       3,814

                                                                                                    6,300     328       6,628

                                       0.02% Food - Wholesale & Distribution
                            106,412          Metcash Ltd
          -     106,412                                                                                 -     371         371
                                             Rock Field Co Ltd
          -       1,261       1,261                                                                     -      27          27
                                             Valor Co Ltd
          -       4,442       4,442                                                                     -      90          90

                                                                                                        -     488         488

                                       0.02% Footwear & Related Apparel
                                             Geox SpA
          -      19,281      19,281                                                                     -     274         274
                                             Grendene SA
          -       7,351       7,351                                                                     -      62          62
                            158,306          Prime Success International Group
          -     158,306                                                                                 -     105         105

                                                                                                        -     441         441

                                       0.21% Gambling (Non-Hotel)
                            109,901          OPAP SA
     52,000      57,901                                                                             1,922   2,137       4,059

                                       0.10% Gas - Distribution
    407,000                 407,000          Tokyo Gas Co Ltd (b)
                      -                                                                             1,970       -       1,970

                                       0.66% Gold Mining
                                             AngloGold Ashanti Ltd ADR
     20,700           -      20,700                                                                 1,132       -       1,132
                                             AngloGold Ashanti Ltd
      6,800           -       6,800                                                                   369       -         369
    217,900                 217,900          Barrick Gold Corp
                      -                                                                             6,642       -       6,642
                                             Barrick Gold Corp
      3,700           -       3,700                                                                   113       -         113
                                             Banro Corp (b)
      4,300           -       4,300                                                                    52       -          52
                                             Banro Corp (d)
      5,400           -       5,400                                                                    65       -          65
                                             Gold Fields Ltd
     60,900           -      60,900                                                                 1,532       -       1,532
    134,000                 171,065          Harmony Gold Mining Co Ltd (b)
                 37,065                                                                             2,206     606       2,812
                                             Northgate Minerals Corp (b)
          -      21,455      21,455                                                                     -      85          85
                                             Rio Narcea Gold Mines Ltd (b)
          -      16,828      16,828                                                                     -      35          35

                                                                                                   12,111     726      12,837

                                       0.01% Home Furnishings
                                             Nobia AB
          -       6,800       6,800                                                                     -     214         214

                                       0.20% Hotels & Motels
                                             Accor SA (c)
     38,895           -      38,895                                                                 2,448       -       2,448
                                             Kingdom Hotel Investments GDR (b)
     37,400           -      37,400                                                                   328       -         328
    622,000                 622,000          Shangri-La Asia Ltd
                      -                                                                             1,103       -       1,103

                                                                                                    3,879       -       3,879

                                       0.21% Human Resources
                                             Adecco SA (c)
     31,000           -      31,000                                                                 1,922       -       1,922
                                             Brunel International
          -       2,219       2,219                                                                     -      84          84
                            265,445          Michael Page International Plc
          -     265,445                                                                                 -   1,850       1,850
                                             Robert Walters Plc
          -      15,191      15,191                                                                     -      65          65
                                             USG People NV
          -       3,122       3,122                                                                     -     269         269

                                                                                                   1,922   2,268       4,190

                                       1.43% Import & Export
          -       1,620       1,620          Daewoo International Corp                                  -      69          69
          -     236,000     236,000          Itochu Corp                                                -   2,137       2,137
    222,000     193,359     415,359          Mitsubishi Corp                                        5,371   4,665      10,036
    167,000           -     167,000          Mitsui & Co Ltd                                        2,524       -       2,524
    573,000     315,000     888,000          Sumitomo Corp                                          8,585   4,706      13,291
                                                                                                   16,480  11,577      28,057

                                       0.02% Industrial Gases
     13,406           -      13,406          Air Liquide                                            2,901       -       2,901

                                       0.02% Instruments - Scientific
          -       4,570       4,570          Lasertec Corp                                              -     158         158
          -       3,413       3,413          Ulvac Inc                                                  -     148         148
                                                                                                        -     306         306

                                       0.00% Insurance Brokers
          -       1,171       1,171          April Group                                                -      62          62

                                       0.00% Internet Brokers
          -       3,284       3,284          Comdirect Bank AG                                          -      39          39

          -                            0.02% Internet Content - Entertainment
                 26,630      26,630          Buongiorno Vitaminic SpA (b)                               -     179         179
     11,600           -      11,600          Shanda Interactive Entertainment Ltd (b)                 143       -         143
                                                                                                      143     179         322

                                       0.74% Internet Incubators
    561,000           -     561,000          Softbank Corp (c)                                     14,436       -      14,436

                                       0.22% Internet Security
    112,000           -     112,000          Trend Micro Inc                                        4,338       -       4,338

                                       0.04% Investment Companies
          -      15,633      15,633          ABG Sundal Collier ASA (b)                                 -      35          35
          -      46,391      46,391          Bure Equity AB (b)                                         -      18          18
     38,800           -      38,800          Macquarie Korea Infrastructure Fund (b)                  286       -         286
     33,300           -      33,300          Macquarie Korea Infrastructure Fund GDR (b)              241       -         241
     42,700           -      42,700          SM Investments Corp                                      190       -         190
                                                                                                      717      53         770

                                       0.03% Investment Management & Advisory Services
          -     117,794     117,794          Aberdeen Asset Management PLC                              -     422         422
          -      10,438      10,438          Record Investments Ltd                                     -      84          84
          -          22          22          Risa Partners Inc                                          -     116         116
                                                                                                        -     622         622

                                       0.13% Leisure & Recreation Products
          -       1,579       1,579          CTS Eventim AG (b)                                         -      54          54
     86,000           -      86,000          Li Ning Co Ltd                                            97       -          97
          -      62,000      62,000          Sega Sammy Holdings Inc                                    -   2,465       2,465
                                                                                                       97   2,519       2,616

                                       0.36% Life & Health Insurance
      3,600           -       3,600          China Life Insurance Co Ltd ADR                          194       -         194
    764,000           -     764,000          China Life Insurance Co Ltd (b)                        1,030       -       1,030
     25,800           -      25,800          Manulife Financial Corp (c)                            1,685       -       1,685
          -     130,319     130,319          Metropolitan Holdings Ltd                                  -     281         281
          -     132,523     132,523          Resolution Plc                                             -   1,513       1,513
          -     188,259     188,259          Sanlam Ltd                                                 -     483         483
     24,950           -      24,950          T&D Holdings Inc                                       1,913       -       1,913
                                                                                                    4,822   2,277       7,099

                                       0.10% Lighting Products & Systems
     83,700           -      83,700          Ushio Inc                                              1,930       -       1,930


                                       0.03% Lottery Services
          -       7,955       7,955          Lottomatica SpA                                            -     366         366
          -      74,852      74,852          Tattersall's Ltd                                           -     182         182
                                                                                                        -     548         548

                                       0.58% Machinery - Construction & Mining
          -       5,568       5,568          Aichi Corp                                                 -      62          62
    128,100      79,529     207,629          Atlas Copco AB (c)                                     3,786   2,342       6,128
          -      65,900      65,900          Hitachi Construction Machinery Co Ltd                      -   1,795       1,795
          -     155,000     155,000          Komatsu Ltd                                                -   3,305       3,305
          -       2,377       2,377          Wajax Income Fund                                          -      82          82
                                                                                                    3,786   7,586      11,372

                                       0.52% Machinery - Electrical
          -       2,200       2,200          Disco Corp                                                 -     140         140
     32,000           -      32,000          Nidec Corp                                             2,467       -       2,467
     49,500           -      49,500          SMC Corp/Japan                                         7,521       -       7,521
                                                                                                    9,988     140      10,128

                                       0.16% Machinery - Farm
          -     275,374     275,374          Kubota Corp                                                -   3,103       3,103

                                       0.45% Machinery - General Industry
          -      21,124      21,124          Alstom RGPT (b)                                            -   1,911       1,911
          -       1,404       1,404          Andritz AG                                                 -     246         246
      2,600           -       2,600          Doosan Heavy Industries and Construction Co Ltd           94       -          94
     54,940           -      54,940          Doosan Infracore Co Ltd                                1,028       -       1,028
          -       2,526       2,526          Frigoglass SA                                              -      34          34
          -      35,000      35,000          Furukawa Co Ltd                                            -      89          89
          -         450         450          Hyundai Elevator Co Ltd                                    -      44          44
          -      45,281      45,281          MAN AG                                                     -   3,427       3,427
          -     231,764     231,764          MMI Holding Ltd                                            -     100         100
          -      35,582      35,582          Nabtesco Corp                                              -     450         450
          -      31,222      31,222          Okuma Holdings Inc                                         -     422         422
          -      10,575      10,575          Pinguely-Haulotte                                          -     322         322
     66,000           -      66,000          Shanghai Prime Machinery Co Ltd (b) (d)                   25       -          25
    100,000           -     100,000          Shanghai Prime Machinery Co Ltd (b)                       37       -          37
          -      10,771      10,771          Sintokogio Ltd                                             -     164         164
          -      32,696      32,696          Toshiba Machine Co Ltd                                     -     390         390
                                                                                                    1,184   7,599       8,783

                                       0.00% Machinery - Material Handling
          -       3,487       3,487          Fuji Machine Manufacturing Co Ltd                          -      66          66

                                       0.12% Machinery Tools & Related Products
     35,400           -      35,400          Sandvik AB                                             2,304       -       2,304

                                       0.00% Machinery - Thermal Processing
          -       4,456       4,456          Denyo Co Ltd                                               -      68          68


                                       0.01% Medical - Biomedical/Gene
          -       7,858       7,858          Crucell NV (b)                                             -     214         214
          -         592         592          Fornix Biosciences NV                                      -      20          20
                                                                                                        -     234         234

                                  -    5.61% Medical - Drugs
          -       2,810       2,810          Active Biotech AB (b)                                      -      29          29
     37,000           -      37,000          Altana AG                                              2,375       -       2,375
     61,900           -      61,900          Astellas Pharma Inc                                    2,582       -       2,582
    156,400     115,003     271,403          AstraZeneca PLC                                        8,642   6,332      14,974
     97,000           -      97,000          AstraZeneca PLC                                        5,565       -       5,565
          -       2,970       2,970          Chong Kun Dang Pharm Corp                                  -     123         123
          -       4,266       4,266          Daewoong Pharmaceutical Co Ltd                             -     200         200
     95,300           -      95,300          Daiichi Sankyo Co Ltd (b)                              2,456       -       2,456
          -      12,625      12,625          Dr Reddy's Laboratories Ltd ADR (c)                        -     409         409
          -     144,899     144,899          GlaxoSmithKline PLC                                        -   4,101       4,101
          -      25,906      25,906          Hikma Pharmaceuticals PLC                                  -     207         207
          -      14,897      14,897          Merck KGaA                                                 -   1,581       1,581
          -       2,000       2,000          Nippon Shinyaku Co Ltd                                     -      18          18
    296,387     113,542     409,929          Novartis AG                                           17,004   6,495      23,499
     51,800           -      51,800          Novo-Nordisk A/S                                       3,364       -       3,364
     68,624           -      68,624          Ranbaxy Laboratories Ltd GDR                             721       -         721
          -      18,678      18,678          Recordati SpA                                              -     145         145
     33,331      48,411      81,742          Roche Holding AG                                       5,125   7,423      12,548
          -     124,882     124,882          Rohto Pharmaceutical Co Ltd                                -   1,516       1,516
    189,500      49,763     239,263          Sanofi-Aventis                                        17,871   4,686      22,557
     76,200      42,200     118,400          Takeda Pharmaceutical Co Ltd                           4,658   2,572       7,230
          -      47,000      47,000          Tsumura & Co                                               -   1,247       1,247
     51,400           -      51,400          UCB SA                                                 2,647       -       2,647
                                                                                                   73,010  37,084     110,094

                                       0.41% Medical - Generic Drugs
          -         920         920          Sawai Pharmaceutical Co Ltd                                -      35          35
    182,900      16,096     198,996          Teva Pharmaceutical Industries Ltd ADR                 7,407     652       8,059
                                                                                                    7,407     687       8,094

                                       0.01% Medical-Hospitals
    128,651           -     128,651          Network Healthcare Holdings Ltd                          218       -         218

                                       0.00% Medical - Nursing Homes
          -         470         470          Orpea (b)                                                  -      35          35

                                       0.01% Medical Instruments
          -      27,035      27,035          Gyrus Group PLC (b)                                        -     187         187
          -       6,000       6,000          Nihon Kohden Corp                                          -     105         105
                                                                                                        -     292         292

                                       0.01% Medical Laboratory & Testing Service
          -       1,372       1,372          BioMerieux                                                 -      85          85
          -       1,648       1,648          BML Inc                                                    -      32          32
          -       8,429       8,429          CML Healthcare Income Fund                                 -     108         108
                                                                                                        -     225         225

                                       0.32% Medical Products
     39,000           -      39,000          Aspen Pharmacare Holdings Ltd                            276       -         276
          -      46,746      46,746          Phonak Holding AG                                          -   2,894       2,894
    224,800           -     224,800          Smith & Nephew PLC                                     1,859       -       1,859
     10,500           -      10,500          Synthes Inc                                            1,304       -       1,304
                                                                                                    3,439   2,894       6,333

                                       0.01% Medical - Wholesale Drug Distribution
     39,544           -      39,544          Selcuk Ecza Deposu Ticaret ve Sanayi A.S.(b)             200       -         200

                                       0.69% Metal - Aluminum
    245,800           -     245,800          Alcan Inc (c)                                         12,835       -      12,835
          -     312,000     312,000          Aluminum Corp of China Ltd                                 -     310         310
          -       5,608       5,608          Aluminum of Greece S.A.I.C.                                -     132         132
          -      65,599      65,599          Hindalco Industries Ltd (b)                                -     311         311
                                                                                                   12,835     753      13,588

                                       0.99% Metal - Diversified
          -      18,279      18,279          AUR Resources Inc                                          -     267         267
          -      25,288      25,288          Breakwater Resources Ltd (b)                               -      32          32
      1,400           -       1,400          Freeport-McMoRan Copper & Gold Inc                        90       -          90
     67,700           -      67,700          Inco Ltd                                               3,823       -       3,823
     83,600           -      83,600          Ivanhoe Mines Ltd/CA (b)                                 815       -         815
          -       5,474       5,474          JSC MMC Norilsk Nickel - ADR (a)(b)                        -     230         230
     12,200       5,345      17,545          MMC Norilsk Nickel ADR                                 1,549     700       2,249
     44,000     112,149     156,149          Rio Tinto PLC                                          2,420   6,150       8,570
          -     432,635     432,635          Zinifex Ltd                                                -   3,398       3,398
                                                                                                    8,697  10,777      19,474

                                       0.01% Metal - Copper
     10,800           -      10,800          Kazakhmys PLC                                            224       -         224

                                       0.07% Metal - Iron
     48,600      17,197      65,797          Novolipetsk Steel  GDR (a) (b)                         1,081     379       1,460

                                       0.13% Metal Processors & Fabrication
                  1,926       1,926          Ahresty Corp                                               -      49          49
     92,100                  92,100          Assa Abloy AB (c)                                      1,783       -       1,783
          -      42,440      42,440          Catcher Technology Co Ltd                                  -     474         474
          -       1,800       1,800          Martinrea International Inc (b)                            -      14          14
          -       3,664       3,664          Nippon Filcon Co Ltd/Tokyo                                 -      75          75
          -      11,314      11,314          Ryobi Ltd                                                  -      84          84
          -       3,735       3,735          Tocalo Co Ltd                                              -     138         138
                                                                                                    1,783     834       2,617
                                                                                                                            -
                                       0.01% Metal Products - Distribution                                                  -
          -       5,726       5,726          Daiichi Jitsugyo Co Ltd                                    -      33          33
          -       2,279       2,279          Furusato Industries Ltd                                    -      47          47
          -         886         886          Onoken Co Ltd                                              -      15          15
          -       2,558       2,558          Sato Shoji Corp                                            -      34          34
                                                                                                        -     129         129

                                       0.00% Mining Services
          -      24,048      24,048          Dynatec Corp (b)                                           -      31          31

                                       0.01% Miscellaneous Manufacturers
          -      10,183      10,183          Fenner Plc                                                 -      39          39
          -       1,110       1,110          Mecalux SA (b)                                             -      40          40
          -       6,028       6,028          RHI AG (b)                                                 -     198         198
                                                                                                        -     277         277
                                                                                                                            -
                                       0.11% Mortgage Banks                                                                 -
          -      47,791      47,791          Bradford & Bingley PLC                                     -     421         421
     92,000           -      92,000          Northern Rock PLC                                      1,778       -       1,778
                                                                                                    1,778     421       2,199

                                       2.45% Multi-line Insurance
    261,444           -     261,444          Aegon NV                                               4,773       -       4,773
     35,200           -      35,200          Allianz AG                                             5,893       -       5,893
          -       2,282       2,282          Alm. Brand Skadesforsikring A/S (b)                        -     138         138
     61,500     174,834     236,334          AXA SA (c)                                             2,257   6,406       8,663
          -      38,992      38,992          Baloise Holding AG                                         -   2,969       2,969
          -         532         532          CNP Assurances                                             -      57          57
          -      50,424      50,424          Fondiaria-Sai SpA                                          -   1,986       1,986
          -       1,138       1,138          Grupo Catalana Occidente SA                                -     152         152
    285,614     166,060     451,674          ING Groep NV (c)                                      11,624   6,748      18,372
     20,000      28,149      48,149          Porto Seguro SA (b)                                      406     571         977
                 16,051      16,051          Zurich Financial Services AG                               -   3,894       3,894
                                                                                                   24,953  22,921      47,874

                                       0.23% Multimedia
    460,800           -     460,800          Astro All Asia Networks PLC                              582       -         582
          -       4,180       4,180          Corus Entertainment - B Shares (b)                         -     139         139
     91,214           -      91,214          Dogan Yayin Holding (b)                                  462       -         462
      1,800           -       1,800          Naspers Ltd                                               40       -          40
     60,197           -      60,197          News Corp                                              1,036       -       1,036
     62,300           -      62,300          Vivendi SA (c)                                         2,275       -       2,275
                                                                                                    4,395     139       4,534

                                       0.50% Non-Ferrous Metals
    212,800           -     212,800          Cameco Corp                                            8,658       -       8,658
          -     153,566     153,566          Grupo Mexico SA de CV                                      -     537         537
          -      35,148      35,148          Hudbay Minerals (b)                                        -     411         411
          -       1,120       1,120          Korea Zinc Co Ltd                                          -     101         101
          -       4,720       4,720          Poongsan Corp                                              -     108         108
                                                                                                    8,658   1,157       9,815

                                       0.74% Office Automation & Equipment
     30,100      82,263     112,363          Canon Inc                                              2,302   6,274       8,576
          -      20,571      20,571          Neopost SA                                                 -   2,323       2,323
    180,000           -     180,000          Ricoh Co Ltd                                           3,573       -       3,573
                                                                                                    5,875   8,597      14,472

                                       0.00% Office Furnishings - Original
          -       1,158       1,158          Samas Groep (b)                                            -      15          15


                                       0.24% Oil - Field Services
          -       1,996       1,996          Bourbon SA                                                 -     254         254
          -       1,893       1,893          CCS Income Trust                                           -      65          65
    310,000           -     310,000          China Oilfield Services Ltd                              171       -         171
          -      50,691      50,691          Fugro NV                                                   -   2,125       2,125
          -       4,239       4,239          Peak Energy Services Trust                                 -      48          48
          -      18,208      18,208          Petrofac Ltd                                               -     114         114
          -      41,256      41,256          Trican Well Service Ltd                                    -   1,995       1,995
                                                                                                      171   4,601       4,772

                                       0.11% Oil & Gas Drilling
          -      11,523      11,523          AOC Holdings Inc                                           -     242         242
          -      42,242      42,242          Ensign Energy Services Inc                                 -   1,768       1,768
          -      10,473      10,473          Sinvest ASA (b)                                            -     215         215
                                                                                                        -   2,225       2,225

                                       0.81% Oil Company - Exploration & Production
    135,700           -     135,700          Canadian Natural Resources Ltd                         8,156       -       8,156
          -      35,798      35,798          EnCana                                                     -   1,785       1,785
          -       2,929       2,929          Focus Energy Trust                                         -      65          65
          -      17,663      17,663          JKX Oil & Gas PLC                                          -     132         132
    660,500           -     660,500          Medco Energi Internasional Tbk PT                        361       -         361
      3,700       2,663       6,363          NovaTek OAO GDR (a)                                      135     112         247
     61,000      18,419      79,419          Oao Gazprom ADR (b)                                    2,770   1,342       4,112
          -      34,424      34,424          PTT Public Company Limited (a)(b)                          -     236         236
          -       5,044       5,044          Synenco Energy Inc (b)                                     -     111         111
          -          31          31          Total Gabon                                                -      29          29
          -      80,555      80,555          Tullow Oil PLC                                             -     603         603
                                                                                                   11,422   4,415      15,837
                                                                                                                            -
                                       5.61% Oil Company - Integrated                                                       -
          -     459,391     459,391          BG Group PLC                                               -   6,158       6,158
          -     557,315     557,315          BP PLC                                                     -   6,858       6,858
          -   1,054,768   1,054,768          China Petroleum & Chemical Corp                            -     670         670
     70,550     240,742     311,292          ENI SpA                                                2,154   7,339       9,493
          -      13,500      13,500          Imperial Oil Ltd (b)                                       -   1,464       1,464
      4,300      19,885      24,185          LUKOIL ADR                                               389   1,783       2,172
          -       3,639       3,639          Mol Magyar Olaj- es Gazipari Rt                            -     432         432
          -      29,402      29,402          OMV AG                                                     -   2,041       2,041
  1,174,000   1,163,587   2,337,587          PetroChina Co Ltd                                      1,295   1,283       2,578
          -      17,743      17,743          Petroleo Brasileiro SA ADR (c)                             -   1,754       1,754
    235,100           -     235,100          Repsol YPF SA (c)                                      7,023       -       7,023
    466,948      61,900     528,848          Royal Dutch Shell PLC - A Shares                      16,012   2,119      18,131
    121,402     130,900     252,302          Royal Dutch Shell PLC - B Shares                       4,341   4,671       9,012
    428,700      15,127     443,827          Sasol Ltd                                             18,039     632      18,671
          -       8,761       8,761          Star Energy Group PLC (b)                                  -      54          54
          -      82,700      82,700          Statoil ASA                                                -   2,718       2,718
     44,800      43,739      88,539          Suncor Energy Inc (b)                                  3,836   3,737       7,573
     18,360      28,615      46,975          Total SA (c)                                           5,077   7,901      12,978
                                                                                                   58,166  51,614     109,780

                                       0.01% Oil Field Machinery & Equipment
          -       1,808       1,808          APL ASA (b)                                                -      35          35
          -       5,742       5,742          KS Energy Services Ltd                                     -       9           9
          -       5,088       5,088          Total Energy Services Trust                                -      86          86
                  9,106       9,106          Western Lakota Energy Services Inc (b)                     -     144         144
                                                                                                        -     274         274
                                       0.11% Oil Refining & Marketing
     30,430           -      30,430          Reliance Industries Ltd GDR                            1,367       -       1,367
      1,130       4,370       5,500          SK Corp                                                   83     322         405
          -     110,519     110,519          Thai Oil Public (a)(b)                                     -     199         199
          -       4,995       4,995          Tupras Turkiye Petrol Rafine                               -     106         106
                                                                                                    1,450     627       2,077
                                       0.14% Optical Supplies
     21,200       6,133      27,333          Cie Generale d'Optique Essilor International SA (c)    2,126     614       2,740

                                       0.45% Paper & Related Products
    153,900           -     153,900          Abitibi-Consolidated Inc (c)                             664       -         664
    100,600           -     100,600          Kimberly-Clark de Mexico SA de CV                        355       -         355
          -      63,000      63,000          Mitsubishi Paper Mills Ltd                                 -     133         133
    384,000           -     384,000          Nine Dragons Paper Holdings Ltd (b)                      334       -         334
     76,713           -      76,713          Norske Skogindustrier ASA (b)                          1,182       -       1,182
          -     214,628     214,628          Rengo Co Ltd                                               -   1,688       1,688
     16,400           -      16,400          Sappi Ltd                                                235       -         235
    176,200           -     176,200          UPM-Kymmene Oyj                                        4,135       -       4,135
                                                                                                    6,905   1,821       8,726

                                       0.03% Petrochemicals
          -       7,914       7,914          Honam Petrochemical Corp                                   -     503         503

                                       0.07% Photo Equipment & Supplies
          -      47,000      47,000          Olympus Corp                                               -   1,342       1,342
          -       2,700       2,700          Tamron Co Ltd                                              -      50          50
                                                                                                        -   1,392       1,392

                                       0.00% Pipelines
          -       5,084       5,084          Australian Pipeline Trust                                  -      17          17
                                                                                                                            -
                                       0.21% Platinum                                                                       -
      8,200           -       8,200          Anglo Platinum Ltd                                       792       -         792
      7,400       3,453      10,853          Impala Platinum Holdings Ltd                           1,403     650       2,053
     10,800           -      10,800          Lonmin Plc                                               538       -         538
    120,258           -     120,258          Mvelaphanda Resources Ltd (b)                            700       -         700
                 17,875      17,875          Northam Platinum Ltd                                       -      91          91
                                                                                                    3,433     741       4,174

                                       0.72% Power Converter & Supply Equipment
          -      10,661      10,661          Bharat Heavy Electricals (b)                               -     564         564
          -     138,000     138,000          Delta Electronics Inc                                      -     430         430
                224,573     224,573          Harbin Power Equipment                                     -     204         204
     82,587      31,714     114,301          Schneider Electric SA (c)                              9,351   3,585      12,936
                                                                                                    9,351   4,783      14,134

                                       0.01% Precious Metals
          -      15,655      15,655          Gabriel Resources Ltd (b)                                  -      45          45
          -      12,837      12,837          Gammon Lake Resources Inc (b)                              -     197         197
                                                                                                        -     242         242

                                       0.02% Printing - Commercial
          -      14,940      14,940          American Banknote SA (b)                                   -     125         125
          -       5,092       5,092          Nissha Printing Co Ltd                                     -     206         206
                                                                                                        -     331         331

                                       0.00% Professional Sports
          -         144         144          Parken Sport & Entertainment A/S                           -      24          24

                                       1.26% Property & Casualty Insurance
          -      25,523      25,523          Aksigorta AS                                               -     128         128
          -     308,583     308,583          Amlin PLC                                                  -   1,582       1,582
          -      72,026      72,026          Chaucer Holdings PLC                                       -      92          92
          -      17,730      17,730          Dongbu Insurance Co Ltd                                    -     444         444
          -      28,547      28,547          Highway Insurance Holdings PLC                             -      46          46
    677,209           -     677,209          Insurance Australia Group Ltd (c)                      2,907       -       2,907
          -      31,600      31,600          Meritz Fire & Marine Insurance Co Ltd                      -     194         194
        289           -         289          Millea Holdings Inc                                    5,761       -       5,761
    156,000           -     156,000          Mitsui Sumitomo Insurance Co Ltd                       2,103       -       2,103
          -     497,179     497,179          PICC Property & Casualty Co Ltd (c)                        -     181         181
    169,100           -     169,100          Promina Group Ltd                                        729       -         729
    125,943     162,545     288,488          QBE Insurance Group Ltd                                2,141   2,760       4,901
     14,040           -      14,040          Samsung Fire & Marine Insurance Co Ltd                 2,017       -       2,017
    241,000           -     241,000          Sompo Japan Insurance Inc                              3,492       -       3,492
                                                                                                   19,150   5,427      24,577

                                       0.01% Property Trust
          -      36,740      36,740          Babcock & Brown Japan Property Trust                       -      50          50
          -     220,107     220,107          Galileo Shopping America Trust                             -     199         199
                                                                                                        -     249         249

                                       0.01% Public Thoroughfares
     23,000           -      23,000          Cia de Concessoes Rodoviarias                            201       -         201

                                       0.56% Publishing - Books
     79,400           -      79,400          Reed Elsevier NV (c)                                   1,177       -       1,177
    761,600           -     761,600          Reed Elsevier PLC                                      7,569       -       7,569
    244,800           -     244,800          Yell Group PLC                                         2,294       -       2,294
                                                                                                   11,040       -      11,040

                                       0.06% Publishing - Newspapers
     81,975           -      81,975          Hurriyet Gazetecilik AS                                  301       -         301
    105,600           -     105,600          Johnston Press PLC                                       936       -         936
                                                                                                    1,237       -       1,237

                                       0.06% Publishing - Periodicals
          -      27,353      27,353          United Business Media PLC                                  -     355         355
          -      19,721      19,721          Wolters Kluwer NV                                          -     513         513
          -      17,410      17,410          Woongjin Thinkbig Co Ltd                                   -     336         336
                                                                                                        -   1,204       1,204

                                       0.66% Real Estate Magagement & Services
          -         265         265          Apamanshop Network Co Ltd                                  -     136         136
          -          75          75          Ardepro Co Ltd                                             -     120         120
          -          42          42          Creed Corp                                                 -     227         227
          -      37,000      37,000          Daito Trust Construction Co Ltd                            -   1,918       1,918
          -      11,680      11,680          DTZ Holdings PLC                                           -     137         137
          -      25,647      25,647          Erinaceous Group PLC                                       -     176         176
          -       6,102       6,102          IVG Immobilien AG                                          -     175         175
    454,000                 454,000          Mitsubishi Estate Co Ltd                               9,928       -       9,928
                  5,021       5,021          Ryowa Life Create Co Ltd                                   -      46          46
                     61          61          Tosei Corp                                                 -      70          70
                  1,929       1,929          Wallenstam Byggnads AB                                     -      28          28
                                                                                                    9,928   3,033      12,961

                                       1.53% Real Estate Operator & Developer
    220,000     458,000     678,000          Agile Property Holdings Ltd (b)                          170     354         524
          -     640,000     640,000          Beijing North Star Co                                      -     177         177
    101,100           -     101,100          British Land Co PLC                                    2,316       -       2,316
          -     105,759     105,759          Brookfield Asset Management Inc (b)                        -   4,395       4,395
          -      10,540      10,540          Capital & Regional PLC                                     -     212         212
          -     855,000     855,000          CapitaLand Ltd                                             -   2,649       2,649
    248,000           -     248,000          China Overseas Land & Investment Ltd                     158       -         158
    503,500           -     503,500          Ciputra Surya Tbk PT                                      45       -          45
          -       3,366       3,366          CLS Holdings Plc (b)                                       -      34          34
          -      39,800      39,800          Consorcio ARA SA de CV                                     -     210         210
          -       2,348       2,348          Development Securities PLC                                 -      25          25
          -      10,703      10,703          Fadesa Inmobiliaria SA                                     -     394         394
          -     134,392     134,392          Hammerson Plc                                              -   2,843       2,843
    836,000           -     836,000          Hang Lung Group Ltd                                    1,989       -       1,989
    850,000           -     850,000          Hang Lung Properties Ltd                               1,710       -       1,710
          -       3,013       3,013          Inmobiliaria Colonial                                      -     215         215
          -       7,159       7,159          Inmobiliaria Urbis SA                                      -     174         174
          -      14,705      14,705          IRSA Inversiones y Representaciones SA (b)(c)              -     196         196
     41,000           -      41,000          Jaya Real Property Tbk PT                                 16       -          16
          -       9,154       9,154          Joint Corp                                                 -     300         300
          -      11,319      11,319          Leopalace21 Corp                                           -     440         440
     89,000     157,000     246,000          Mitsui Fudosan Co Ltd                                  1,993   3,506       5,499
    301,100           -     301,100          MK Land Holdings BHD                                      68       -          68
          -      16,794      16,794          Risanamento SpA                                            -     121         121
    490,000           -     490,000          Shanghai Forte Land Co                                   239       -         239
    469,200           -     469,200          SP Setia Bhd                                             484       -         484
     84,000           -      84,000          Sumitomo Realty & Development Co Ltd                   2,228       -       2,228
     74,000           -      74,000          Summarecon Agung Tbk PT                                   10       -          10
    181,000           -     181,000          Sun Hung Kai Properties Ltd                            2,068       -       2,068
          -      62,858      62,858          United Overseas Land Ltd                                   -     122         122
          -      40,442      40,442          Wing Tai Holdings Ltd                                      -      45          45
                                                                                                   13,494  16,412      29,906

                                       0.02% Recycling
          -       8,212       8,212          Asahi Pretec Corp                                          -     296         296

                                       0.47% Reinsurance
          -      29,972      29,972          Korean Reinsurance Co                                      -     359         359
    121,291           -     121,291          Swiss Reinsurance (c)                                  8,851       -       8,851
    121,291           -     121,291          Swiss Reinsurance - Rights (b)                             -       -           -
                                                                                                    8,851     359       9,210

                                       0.03% REITS - Diversified
          -      40,000      40,000          CapitaCommercial Trust                                     -      46          46
          -       1,270       1,270          Gecina SA                                                  -     166         166
          -       2,371       2,371          Unibail                                                    -     412         412
                                                                                                        -     624         624

                                       0.16% Rental - Auto & Equipment
          -     620,576     620,576          Ashtead Group PLC                                          -   2,656       2,656
          -      41,677      41,677          Boom Logistics Ltd                                         -     147         147
          -         734         734          Nishio Rent All Co Ltd                                     -      14          14
          -       8,296       8,296          Northgate Plc                                              -     166         166
          -       2,096       2,096          Ramirent Oyj                                               -      78          78
          -       2,011       2,011          Sixt AG                                                    -      99          99
                                                                                                        -   3,160       3,160

                                       0.02% Resorts & Theme Parks
    105,000           -     105,000          Resorts World Bhd                                        388       -         388


                                  -    0.46% Retail - Apparel & Shoe
     74,200           -      74,200          Edgars Consolidated Stores Ltd                           469       -         469
          -         464         464          Etam Developpement SA                                      -      39          39
          -       4,390       4,390          Honeys Co Ltd                                              -     238         238
     61,300      50,665     111,965          Inditex SA (c)                                         2,494   2,058       4,552
          -      86,484      86,484          Just Group Ltd                                             -     207         207
          -      11,780      11,780          Lindex AB                                                  -     174         174
     21,000       4,124      25,124          Lojas Renner SA                                        1,202     236       1,438
          -         797         797          Pal Co Ltd                                                 -      58          58
          -       3,378       3,378          Point Inc                                                  -     238         238
     12,100           -      12,100          Shimamura Co Ltd                                       1,492       -       1,492
     20,800           -      20,800          Truworths International Ltd                              100       -         100
                                                                                                    5,757   3,248       9,005
                                                                                                                            -
                                       0.01% Retail - Automobile                                                            -
          -      12,891      12,891          Pendragon Plc                                              -     142         142
                                                                                                                            -
                                       0.01% Retail - Bookstore                                                             -
          -      15,966      15,966          Culture Convenience Club Co Ltd                            -     200         200
                                                                                                                            -
                                       0.10% Retail - Building Products                                                     -
          -       5,129       5,129          Homac Corp                                                 -      86          86
    470,000           -     470,000          Kingfisher PLC                                         1,931       -       1,931
                                                                                                    1,931      86       2,017
                                                                                                                            -
                                       0.01% Retail - Catalog Shopping                                                      -
          -      18,466      18,466          N Brown Group PLC                                          -      74          74
          -       1,872       1,872          Senshukai Co Ltd                                           -      25          25
                                                                                                        -      99          99
                                                                                                                            -
                                       0.41% Retail - Consumer Electronics                                                  -
          -      84,123      84,123          Carphone Warehouse Group PLC                               -     515         515
    616,000           -     616,000          China Paradise Electronics Retail Ltd (b)                218       -         218
    330,000           -     330,000          GOME Electrical Appliances Holdings Ltd                  285       -         285
          -      17,722      17,722          Joshin Denki Co Ltd                                        -     138         138
     42,300      19,900      62,200          Yamada Denki Co Ltd                                    4,610   2,162       6,772
                                                                                                    5,113   2,815       7,928

                                       0.08% Retail - Convenience Store
          -      67,900      67,900          Alimentation Couche Tard Inc                               -   1,552       1,552

                                       0.02% Retail - Discount
          -       5,694       5,694          Izumiya Co Ltd                                             -      54          54
        760           -         760          Shinsegae Co Ltd                                         372       -         372
                                                                                                      372      54         426

                                       0.00% Retail - Drug Store
          -       3,070       3,070          Cosmos Pharmaceutical Corp                                 -      85          85

                                       0.04% Retail - Home Furnishings
          -         468         468          Beter BED Holdings NV                                      -      29          29
          -      32,700      32,700          Ellerine Holdings Ltd                                      -     499         499
          -      22,216      22,216          JD Group Ltd                                               -     341         341
                                                                                                        -     869         869

                                       0.22% Retail - Hypermarkets
          -     128,527     128,527          Controladora Comercial Mexicana SA de CV                   -     218         218
  1,233,400           -   1,233,400          Wal-Mart de Mexico SA de CV                            3,516       -       3,516
    158,000           -     158,000          Wumart Stores Inc                                        520       -         520
                                                                                                    4,036     218       4,254

                                       0.85% Retail - Jewelry
    236,782      76,901     313,683          Compagnie Financiere Richemont AG                     12,267   3,972      16,239
          -       2,368       2,368          Swatch Group AG                                            -     423         423
                                                                                                   12,267   4,395      16,662

                                       0.41% Retail - Major Department Store
    106,000           -     106,000          Daimaru Inc                                            1,543       -       1,543
      1,520      95,318      96,838          Lotte Shopping Co (b)                                    635   1,991       2,626
          -     359,375     359,375          Marks & Spencer Group PLC                                  -   3,831       3,831
    786,500           -     786,500          Ramayana Lestari Sentosa Tbk PT                           81       -          81
                                                                                                    2,259   5,822       8,081

                                       0.52% Retail - Miscellaneous/Diversified
    246,000      99,200     345,200          Aeon Co Ltd                                            6,125   2,463       8,588
        760           -         760          CJ Home Shopping                                          87       -          87
          -      35,604      35,604          Foschini Ltd                                               -     358         358
          -         784         784          Hyundai H&S Co Ltd                                         -      63          63
          -       3,426       3,426          Izumi Co Ltd                                               -     137         137
          -         585         585          Macintosh Retail Group NV                                  -      61          61
     73,400           -      73,400          Massmart Holdings Ltd                                    718       -         718
          -      63,328      63,328          Miller's Retail Ltd                                        -      82          82
     42,500           -      42,500          Mr Price Group Ltd                                       155       -         155
                                                                                                    7,085   3,164      10,249

                                       0.22% Retail - Pubs
          -     272,192     272,192          Punch Taverns PLC                                          -   4,336       4,336


                                       0.00% Retail - Regional Department Store
          -       3,228       3,228          Gruppo Coin SpA (b)                                        -      17          17


                                       0.00% Retail - Toy Store
          -       2,810       2,810          JUMBO SA                                                   -      46          46


                                       0.01% Retail - Video Rental
          -          86          86          Geo Co Ltd                                                 -     187         187


                                       0.33% Rubber - Tires
          -      46,428      46,428          Continental AG                                             -   5,518       5,518
     59,980           -      59,980          Hankook Tire Co Ltd                                      903       -         903
                                                                                                      903   5,518       6,421

                                       0.02% Rubber & Plastic Products
          -      23,386      23,386          Ansell Ltd                                                 -     202         202
          -       3,799       3,799          Bando Chemical Industries Ltd                              -      18          18
          -       4,400       4,400          Shin-Etsu Polymer Co Ltd                                   -      76          76
                                                                                                        -     296         296

                                       0.05% Satellite Telecommunications
     63,600           -      63,600          SES Global SA                                          1,023       -       1,023

                                       0.00% Schools
          -      22,585      22,585          Raffles Education Corp Ltd                                 -      36          36

                                       0.11% Security Services
          -       1,633       1,633          Garda World Security Corp (b)                              -      36          36
     39,000           -      39,000          Secom Co Ltd                                           2,127       -       2,127
                                                                                                    2,127      36       2,163

                                       0.95% Semiconductor Component - Integrated Circuits
          -     271,000     271,000          Advanced Semiconductor Engineering Inc                     -     322         322
    122,000           -     122,000          Advanced Semiconductor Manufacturing Corp (b) (d)         30       -          30
          -     133,000     133,000          Chipbond Technology Corp                                   -     177         177
          -     166,314     166,314          CSR PLC (b)                                                -   3,664       3,664
          -      83,983      83,983          Novatek Microelectronics Corp Ltd                          -     500         500
  2,525,000           -   2,525,000          Semiconductor Manufacturing International Corp (b)       384       -         384
     47,100     239,000     286,100          Siliconware Precision Industries Co                      330     347         677
    808,296     703,049   1,511,345          Taiwan Semiconductor Manufacturing Co Ltd              8,471   1,500       9,971
     75,100           -      75,100          United Microelectronics Corp ADR                         283       -         283
                307,765     307,765          Wolfson Microelectronics PLC (b)                               2,632       2,632
                                                                                                    9,498   9,142      18,640
                                                                                                                            -
                                       0.51% Semiconductor Equipment                                                        -
    138,100           -     138,100          Tokyo Electron Ltd                                     9,945       -       9,945
                                                                                                        -       -           -
                                       0.04% Shipbuilding                                               -       -           -
          -       2,938       2,938          Aker Yards AS                                              -     235         235
      7,650           -       7,650          Daewoo Shipbuilding & Marine Engineering Co Ltd          223       -         223
      2,010           -       2,010          Hyundai Heavy Industries                                 193       -         193
      2,210           -       2,210          Hyundai Mipo Dockyard                                    207       -         207
                                                                                                      623     235         858
                                                                                                                            -
                                       0.01% Silver Mining                                                                  -
          -      17,894      17,894          Silver Wheaton Corp (b)(c)                                 -     200         200

                                  -                                                                                         -
                                  -    0.20% Soap & Cleaning Products                                                       -
          -       5,867       5,867          Henkel KGaA                                                -     705         705
          -      54,406      54,406          Hindustan Lever Ltd                                        -     352         352
          -      79,078      79,078          Reckitt Benckiser PLC                                      -   2,875       2,875
                                                                                                        -   3,932       3,932
                                                                                                                            -
                                       0.16% Special Purpose Banks                                                          -
    171,200           -     171,200          Depfa Bank PLC                                         3,214       -       3,214
          -           -           -
          -           -           -    1.10% Steel - Producers                                                              -
     96,000     518,000     614,000          Angang New Steel Co Ltd                                   84     451         535
          -       1,149       1,149          Boehler-Uddeholm AG                                        -     260         260
     84,000           -      84,000          China Steel Corp GDR                                   1,697       -       1,697
     26,000           -      26,000          China Steel Corp Sponsered GDR                           508       -         508
     10,000       9,739      19,739          Cia Siderurgica Nacional SA ADR (c)                      352     343         695
      9,300      18,021      27,321          Evraz Group SA GDR, S shares (a)(d)                      232     450         682
     25,900           -      25,900          Evraz Group SA GDR, S shares                             648       -         648
      4,500           -       4,500          Gerdau SA ADR                                             78       -          78
     14,040       5,280      19,320          Hyundai Steel Co                                         543     204         747
          -      27,194      27,194          IPSCO                                                      -   2,800       2,800
      9,100           -       9,100          Mittal Steel South Africa Ltd                            106       -         106
    525,000           -     525,000          Nippon Steel Corp                                      1,937       -       1,937
          -       4,070       4,070          Osaka Steel Co Ltd                                         -      84          84
      2,300       5,718       8,018          POSCO ADR                                                162     403         565
        580           -         580          POSCO                                                    162       -         162
          -      30,290      30,290          Salzgitter AG                                              -   2,404       2,404
          -     771,000     771,000          Sumitomo Metal Industries Ltd                              -   3,240       3,240
          -       6,800       6,800          Tenaris SA ADR (c)                                         -     312         312
     20,000      21,793      41,793          Ternium SA ADR (b)(c)                                    534     582       1,116
          -      69,977      69,977          ThyssenKrupp AG                                            -   2,303       2,303
          -      16,966      16,966          Tokyo Tekko Co Ltd                                         -     186         186
          -       2,469       2,469          Tubos Reunidos SA                                          -      41          41
      5,000           -       5,000          Usinas Siderurgicas de Minas Gerais SA                   216       -         216
                                                                                                    7,259  14,063      21,322

                                       0.01% Steel - Specialty
          -      47,020      47,020          Nippon Metal Industry Co Ltd                               -     106         106

                                       0.25% Steel Pipe & Tube
          -       3,779       3,779          Vallourec                                                  -   4,903       4,903

                                       0.00% Storage & Warehousing
          -       7,971       7,971          Big Yellow Group PLC                                       -      59          59

                                       0.02% Sugar
          -       4,993       4,993          Cosan SA Industria e Comercio (b)                          -     391         391

                                       0.23% Telecommunication Equipment
    762,000     187,968     949,968          Foxconn International Holdings Ltd (b)                 1,641     405       2,046
          -       2,534       2,534          INTOPS Co Ltd                                              -      71          71
          -      74,796      74,796          Option NV (b)(c)                                           -   2,139       2,139
     93,000           -      93,000          ZTE Corp                                                 318       -         318
                                                                                                    1,959   2,615       4,574

                                       0.96% Telecommunication Services
     54,500           -      54,500          Maxis Communications Bhd                                 131       -         131
  2,408,000           -   2,408,000          PCCW Ltd                                               1,600       -       1,600
  3,252,675           -   3,252,675          Singapore Telecommunications Ltd (d)                   5,627       -       5,627
          -   1,722,095   1,722,095          Starhub Ltd                                                -   2,439       2,439
  6,343,500           -   6,343,500          Telekomunikasi Indonesia Tbk PT                        5,452       -       5,452
          -     123,400     123,400          Telenor ASA                                                -   1,428       1,428
     51,000           -      51,000          TELUS Corp (c)                                         2,108       -       2,108
                                                                                                   14,918   3,867      18,785

                                       1.62% Telephone - Integrated
    122,500     347,311     469,811          China Netcom Group Corp Hong Kong Ltd                    224     634         858
          -      73,305      73,305          Hellenic Telecommunications Organization SA                -   1,638       1,638
     14,200           -      14,200          KT Corp                                                  330       -         330
     15,500           -      15,500          Magyar Telekom Telecommunications PLC                     71       -          71
        432           -         432          Nippon Telegraph & Telephone Corp                      1,935       -       1,935
  1,215,600           -   1,215,600          Royal KPN NV (c)                                      14,278       -      14,278
          -     282,421     282,421          Royal KPN NV                                               -   3,312       3,312
     11,589           -      11,589          Swisscom AG                                            3,866       -       3,866
     58,808           -      58,808          Telekom Austria AG                                     1,443       -       1,443
          -      34,768      34,768          Telefonos de Mexico SA de CV ADR                           -     764         764
    165,274           -     165,274          Telefonica SA                                          2,648       -       2,648
          -      14,025      14,025          Telkom SA Ltd                                              -     332         332
                                                                                                   24,795   6,680      31,475

                                       0.20% Television
          -      10,515      10,515          Antena 3 de Television SA                                  -     277         277
          -         880         880          Carrere Group (b)                                          -      26          26
          -      66,940      66,940          Modern Times Group AB (b)                                  -   3,661       3,661
                                                                                                        -   3,964       3,964

                                       0.00% Textile - Apparel
          -      14,838      14,838          Descente Ltd                                               -      85          85

                                       0.02% Textile - Products
          -     193,718     193,718          Nishat Mills Ltd                                           -     394         394
     60,500           -      60,500          Weiqiao Textile Co                                        80       -          80
                                                                                                       80     394         474
                                       0.56% Tobacco
     62,400           -      62,400          Altadis SA (c)                                         2,962       -       2,962
          -     211,528     211,528          British American Tobacco PLC                               -   5,390       5,390
                 80,973      80,973          Imperial Tobacco Group PLC                                 -   2,508       2,508
      3,130           -       3,130          KT&G Corp                                                175                 175
                                                                                                    3,137   7,898      11,035
                                       0.02% Tools - Hand Held                                                              -
          -      15,190      15,190          Hitachi Koki Co Ltd                                        -     268         268
          -       1,403       1,403          Hitachi Tool Engineering Ltd                               -      32          32
                                                                                                        -     300         300
                                       0.35% Toys
     46,400           -      46,400          Nintendo Co Ltd                                        6,928       -       6,928

                                       0.00% Transport - Air Freight
          -       3,300       3,300          Yusen Air & Sea Service Co Ltd                             -      89          89

                                       0.08% Transport - Marine
          -       5,506       5,506          Brostrom AB                                                -     120         120
          -         691         691          Clarkson PLC                                               -      10          10
          -      97,090      97,090          Cosco Corp Singapore Ltd                                   -      88          88
          -      22,990      22,990          Hyundai Merchant Marine Co Ltd                             -     468         468
          -     189,970     189,970          Labroy Marine Ltd                                          -     180         180
     98,800                  98,800          MISC BHD                                                 240       -         240
          -      21,462      21,462          Shinwa Kaiun Kaisha Ltd                                    -      61          61
          -         875         875          Smit Internationale NV                                     -      77          77
          -     547,000     547,000          STX Pan Ocean Co Ltd                                       -     265         265
          -           1           1          Wan Hai Lines Ltd                                          -       -           -
                                                                                                      240   1,269       1,509

                                       0.68% Transport - Rail
     12,000           -      12,000          All America Latina Logistica SA                          762       -         762
          -      79,800      79,800          Canadian National Railway                                  -   3,570       3,570
          -         362         362          East Japan Railway Co                                      -   2,818       2,818
    318,000           -     318,000          Odakyu Electric Railway Co Ltd                         2,000       -       2,000
    565,000           -     565,000          Tokyu Corp                                             3,985       -       3,985
                                                                                                    6,747   6,388      13,135

                                       0.28% Transport - Services
     97,600           -      97,600          Deutsche Post AG                                       2,602       -       2,602
          -      95,982      95,982          SMRT Corp Ltd                                              -      69          69
     75,500           -      75,500          TNT NV (c)                                             2,718       -       2,718
          -       1,755       1,755          TransForce Income Fund                                            29          29
                                                                                                    5,320      98       5,418

                                       0.30% Transport - Truck
    297,500           -     297,500          Yamato Holdings Co Ltd                                 5,931       -       5,931


                                       0.01% Travel Services
          -       1,790       1,790          Hana Tour Service Inc                                      -     145         145


                                       0.19% Water
          -       9,511       9,511          Athens Water Supply & Sewage                               -      91          91
     40,000           -      40,000          Companhia de Saneamento de Minas Gerais                  403       -         403
                                    ---------
     53,600           -      53,600          Veolia Environnement (c)                               3,203       -       3,203
                                    ---------
                                                                                                    3,606      91       3,697

                                       0.02% Water Treatment Systems
    555,000           -     555,000          Bio-Treat Technology Ltd                                 463       -         463


                                       0.32% Web Portals
          -      10,190      10,190          Neowiz Corp                                                -   1,141       1,141
     29,600           -      29,600          Netease.com ADR (b)                                      642       -         642
      7,830           -       7,830          Yahoo! Japan Corp                                      4,566       -       4,566
                                                                                                    5,208   1,141       6,349

                                       0.00% Wholesaling & Harbor Transport Services
     84,000           -      84,000          Dalian Port PDA Co Ltd (b)                                47       -          47
     52,000           -      52,000          Dalian Port PDA Co Ltd (b)                                29       -          29
                                                                                                       76       -          76

                                       0.19% Wire & Cable Products
     23,090       9,068      32,158          LS Cable Ltd                                             955     375       1,330
          -     151,700     151,700          Sumitomo Electric Industries Ltd                           -   2,401       2,401
                                                                                                      955   2,776       3,731
                                                                                                                            -
                                       1.03% Wireless Equipment                                                             -
    123,300           -     123,300          Nokia OYJ ADR                                          2,794       -       2,794
    286,800     247,699     534,499          Nokia OYJ                                              6,531   5,632      12,163
  1,402,000           -   1,402,000          Telefonaktiebolaget LM Ericsson (c)                    4,992       -       4,992
                                                                                                   14,317   5,632      19,949
                                                                                                                            -
                                             TOTAL COMMON STOCKS                                1,183,348 713,004   1,896,352

                                       0.52% PREFERRED STOCKS
                                       0.03% Airlines
          -      21,881      21,881          Tam SA                                                     -     552         552

                                       0.02% Beverages - Non-alcoholic
     35,200           -      35,200          Embotelladora Andina SA ADR                              482       -         482

                                       0.01% Brewery
      4,000           -       4,000          Cia de Bebidas das Americas ADR                          185       -         185

                                       0.02% Building & Construction Products - Miscellanous
     14,000           -      14,000          Duratex SA                                               300       -         300
      4,410           -       4,410          Duratex SA (d)                                            95       -          95
                                                                                                      395       -         395

                                       0.00% Cellular Telecommunications
     18,276           -      18,276          Vivo Participacoes SA                                     74       -          74

                                       0.00% Chemicals - Plastics
      9,300           -       9,300          Suzano Petroquimica SA                                    17       -          17

                                       0.04% Commercial Banks
          -      18,585      18,585          Banco Bradesco SA                                          -     708         708
      4,300           -       4,300          Banco Itau Holding Financeira SA                         138       -         138
                                                                                                      138     708         846

                                       0.03% Dialysis Centers
          -       3,165       3,165          Fresenius AG                                               -     549         549

                                       0.02% Diversified Minerals
          -      10,720      10,720          Cia Vale do Rio Doce                                       -     477         477
                                    ---------

                                    ---------
                                       0.13% Diversified Operations
      9,000           -       9,000          Bradespar SA                                             356       -         356
    437,000           -     437,000          Investimentos Itau SA                                  2,006       -       2,006
                                                                                                    2,362       -       2,362

                                       0.01% Electric - Integrated
  4,674,000           -   4,674,000          Cia Energetica de Minas Gerais (b)                       223       -         223

                                       0.02% Electronic Components - Semiconductor
        900           -         900          Samsung Electronics Co Ltd                               488       -         488

                                       0.00% Investment Companies
          -       1,240       1,240          Lereko Mobility Pty Ltd                                    -       9           9

                                       0.00% Machinery - Material Handling
          -         434         434          Jungheinrich AG                                            -      15          15

                                       0.00% Retail - Discount
  1,286,000           -   1,286,000          Lojas Americanas SA                                       53       -          53

                                       0.08% Steel - Producers
          -      27,304      27,304          Gerdau SA                                                  -     473         473
     22,000       8,400      30,400          Usinas Siderurgicas de Minas Gerais SA                   835     318       1,153
                                    ---------
                                                                                                      835     791       1,626
                                    ---------

                                       0.09% Television
          -      64,437      64,437          ProSiebenSat.1 Media AG                                        1,779       1,779

                                             TOTAL PREFERRED STOCKS                                 5,252   4,880      10,132
                                                                                                                -
                                       0.05%  BONDS
                                       0.05%  Sovereign

     1,236          -       1,236             Argentina Government International Bond

                                              5.83%; 12/31/2033                                    525           -        525
                                              Dominican Republic International
        37          -          37

                                              9.50%; 09/27/2011                                     40           -         40

       165          -         165             Federal Republic of Brazil

                                              8.00%; 01/15/2018                                    179           -        179
                                              Mexican Fixed Rate Bond
       400          -         400

                                              8.00%; 12/07/2023                                     34           -         34

        30          -          30             Peru Government International Bond

                                              9.875%; 02/06/2015                                    36           -         36

        50          -          50             Russia Government International Bond

                                              5.00%; 03/31/2030                                     54           -         54

        60          -          60             Turkey Government Bond

                                              20.00%; 10/17/2007                                    50           -         50

        40          -          40             Venezuela Government International Bond

                                              9.25%; 09/15/2027                                     50           -         50

                                                                                                   968           -        968


                                              TOTAL BONDS                                          968           -        968

                                                                                                                            -

                                        10.12%  SHORT TERM INVESTMENTS                                                        -

                                         0.36%  Commercial Paper                                                              -
                                                Investment in Joint Trading Account;
                                                HSBC Funding                                                                  -

         -      6,966       6,966               4.82%, 5/ 1/2006                                       -       6,965      6,965

                                         9.77%  Other Short Term Investments                                                  -

   191,138          -     191,138               Mellon GSL DBT II Collateral Fund (e)            191,138           -    191,138

                                                TOTAL SHORT TERM INVESTMENTS                     191,138       6,965    198,103

                                                                                                                              -

                                         0.50%  MONEY MARKET FUNDS (1.34%)                                                    -

         -      9,748       9,748               BNY Institutional Cash Reserve Fund (e)                -       9,748      9,748

                                                TOTAL MONEY MARKET FUNDS                               -       9,748      9,748

                                                                                                                              -

                                         1.93%  REPURCHASE AGREEMENT                                                          -
                                                Agreement with Credit Suissse First
                                                Boston Corp, 4.66% dated 4/28/2006, to
                                                be repurchased at $37,833,000 on
                                                5/1/2006 (collateralized by U.S.
                                                Treasury obligations, having various
                                                interest rates and maturities, market
    37,868          -      37,868               value $38,673,000)                                37,868           -     37,868

                                                TOTAL REPURCHASE AGREEMENT                        37,868           -     37,868

                                       110.01%  Total Investments                              1,418,574     734,597  2,153,171
                                                Liabilities in Excess of Other Assets,
                                       -10.01%  Net                                            (191,027)     (4,871)  (195,898)

                                       100.00%  TOTAL NET ASSETS                               1,227,547     729,726  1,957,273


(a) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $5,187 (in thousands) or 0.27% of net assets.

(b)  Non income producing security

(c)  Security or a portion of the security was on loan at the end of the period.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $22,003 (in thousands) or 1.12% of net assets.

(e)  Security was purchased with the cash proceeds from securities loans.

                                                Unrealized Appreciation (Depreciation)

                                                Unrealized Appreciation                        328,253        158700     486953

                                                Unrealized Depreciation                        (5,311)         -2186      -7497
                                                Net Unrealized Appreciation
                                                (Depreciation)                                 322,942        156514     479456

                                                Cost for federal income tax purposes           1,095,632      578016    1673648


Portfolio Summary (unaudited)
Country                                      Percent    Percent      Total
Japan                                       24.34%       19.89%       22.67%
United Kingdom                              13.22%       18.14%       13.89%
United States                               18.80%        2.29%       12.64%
France                                       7.91%        8.45%        8.11%
Switzerland                                  6.25%        7.59%        6.87%
Germany                                      4.84%        5.44%        5.07%
Canada                                       4.87%        5.05%        4.94%
Netherlands                                  4.47%        3.78%        5.24%
Korea, Republic Of                           3.94%        3.27%        3.69%
Spain                                        3.09%        3.12%        3.10%
Australia                                    1.93%        2.63%        2.19%
South Africa                                 2.75%        0.94%        2.07%
Taiwan, Province Of China                    2.12%        1.28%        1.80%
Hong Kong                                    1.81%        1.16%        1.54%
Mexico                                       2.20%        0.73%        1.65%
Italy                                        0.33%        2.47%        1.13%
Finland                                      1.10%        1.69%        1.32%
Brazil                                       1.58%        1.09%        1.40%
Belgium                                      0.40%        1.83%        0.93%
Norway                                       0.24%        1.90%        0.86%
Russian Federation                           0.91%        0.75%        0.86%
China                                        1.06%        0.55%        0.90%
India                                        1.07%        0.48%        0.85%
Singapore                                    0.70%        0.81%        0.74%
Sweden                                       1.06%        1.43%        1.20%
Greece                                       0.16%        1.18%        0.54%
Austria                                      0.32%        0.61%        0.43%
Denmark                                      0.27%        0.66%        0.42%
Israel                                       0.71%        0.13%        0.49%
Indonesia                                    0.68%        0.13%        0.48%
Turkey                                       0.50%        0.24%        0.40%
Ireland                                      0.54%        0.20%        0.41%
Malaysia                                     0.48%        0.10%        0.34%
Thailand                                     0.35%        0.15%        0.27%
Egypt                                        0.34%        0.03%        0.23%
Luxembourg                                   0.04%        0.16%        0.09%
Philippines                                  0.02%        0.07%        0.04%
Argentina                                    0.04%        0.05%        0.05%
Hungary                                      0.01%        0.06%        0.03%
Chile                                        0.06%         -           0.04%
Pakistan                                      -           0.05%        0.02%
Czech Republic                                -           0.04%        0.02%
Colombia                                      -           0.03%        0.01%
United Arab Emirates                         0.03%         -           0.02%
Morocco                                       -           0.02%        0.01%
Oman                                         0.02%         -           0.01%
Venezuela                                     -            -           0.00%
Dominican Republic                            -            -           0.00%
Peru                                          -            -           0.00%
Liabilities in Excess of Other Assets,
Net                                        -15.56%     (-0.67%)      -10.01%
TOTAL NET ASSETS                           100.00%     100.00%       100.00%



      WM INTERNATIONAL GROWTH FUND SCHEDULE OF FOREIGN CURRENCY CONTRACTS

Local Foreign    Delivery  Contracts    In Exchange            Net Unrealized
Currency          Date     to Deliver       For      Value     Appreciation
Buy:
AUD            05/02/2006      136        $103         $104     $   1
CAD            05/02/2006       20          18           18         -
EUR            05/02/2006      548         682          691         9
GBP            05/02/2006      115         206          211         5
HKD            05/02/2006      140          18           18         -
JPY            05/02/2006   16,974         149          149         -
ZAR            05/02/2006      409          68           68         -
EUR            05/03/2006      176         222          223         1
GBP            05/03/2006       20          37           37         -
HKD            05/03/2006    1,163         150          150         -
EUR            05/04/2006      447         564          564         -
GBP            05/04/2006      130         237          237         -
ZAR            05/04/2006      527          87           88         1
ZAR            05/08/2006    1,272         212          212         -
GBP            06/14/2006    2,109       3,660        3,848       188
GBP            06/26/2006    2,112       3,602        3,855       253
AUD            07/21/2006    4,852       3,584        3,681        97
                                                            ------------
                                                               $  555

Sell:
JPY            05/01/2006    9,788         $85          $86    $ (1)
CHF            05/02/2006       84          66           67      (1)
EUR            05/02/2006       27          34           34       -
HKD            05/02/2006       36           5            5       -
EUR            05/03/2006      155         194          195      (1)
ZAR            05/03/2006       77          13           13       -
ZAR            05/05/2006      222          36           37      (1)
JPY            05/08/2006   22,495         198          198       -
CHF            06/14/2006    4,723       3,660        3,828    (168)
CHF            06/26/2006    4,757       3,602        3,859    (257)
ZAR            07/07/2006    3,006         495          498      (3)
ZAR            07/19/2006    2,759         446          457     (11)
EUR            07/21/2006    2,910       3,584        3,691    (107)
                                                           ------------
                                                             $ (550)

As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

 Schedule of Investments
 April 30, 2006 (unaudited)

    WM             PIF                                                                            WM          PIF
 SmallCap      SmallCap                                                                        SmallCap     SmallCap
  Growth         Growth                                                                         Growth       Growth
   Fund           Fund           Combined                                                        Fund         Fund          Combined

  Shares       Shares            Shares                                                         Value         Value          Value
   Held         Held              Held                                                          (000s)        (000s)         (000s)

                                             95.30% COMMON STOCKS
                                              2.23% Advanced Materials & Products
    149,380              -       149,380            Ceradyne Inc (a)(b)                            7,917          -           7,917
    115,600              -       115,600            Hexcel Corp (a)(b)                             2,554          -           2,554
                                                                                                  10,471          -          10,471
                                              1.80% Advertising Sales
    140,500              -       140,500            Focus Media Holding Ltd ADR (b)                8,485          -           8,485

                                              1.04% Advertising Services
     86,691              -        86,691            Marchex Inc (a)(b)                             1,886          -           1,886
     85,917         13,816        99,733            Ventiv Health Inc (a)(b)                       2,581        415           2,996
                                                                                                   4,467        415           4,882
                                              0.06% Aerospace & Defense
          -          7,302         7,302            Teledyne Technologies Inc (b)                      -        266             266

                                              0.14% Aerospace & Defense Equipment
          -         13,932        13,932            BE Aerospace Inc (a)(b)                            -        363             363
          -          5,813         5,813            DRS Technologies Inc                               -        322             322
                                                                                                       -        685             685
                                              3.36% Apparel Manufacturers
     63,080              -        63,080            Carter's Inc (b)                               4,249          -           4,249
    166,648              -       166,648            Coach Inc (b)                                  5,503          -           5,503
    103,700              -       103,700            Gymboree Corp (b)                              3,119          -           3,119
          -          7,244         7,244            Phillips-Van Heusen                                -        291             291
     70,600          3,065        73,665            Volcom Inc (a)(b)                              2,518        110           2,628
                                                                                                  15,389        401          15,790
                                              0.71% Applications Software
     18,000              -        18,000            MRO Software Inc (b)                             342          -             342
    117,293              -       117,293            PDF Solutions Inc (b)                          1,830          -           1,830
          -          5,004         5,004            Progress Software Corp (b)                         -        138             138
     38,000              -        38,000            Retalix Ltd (a)(b)                               934          -             934
          -          2,633         2,633            Verint Systems Inc (b)                             -         85              85
                                                                                                   3,106        223           3,329
                                              0.04% Athletic Equipment
          -         10,478        10,478            Nautilus Inc (a)                                   -        172             172

                                              0.05% Auction House & Art Dealer
          -          8,113         8,113            Escala Group Inc (a)(b)                            -        223             223

                                              0.81% Auto - Medium & Heavy Duty Trucks
    153,120              -       153,120            ASV Inc (a)(b)                                 3,828          -           3,828

                                              0.11% Beverages - Non-alcoholic
          -          3,877         3,877            Hansen Natural Corp (a)(b)                         -        502             502

                                              0.07% Building - Mobil Home & Manufactured
                                                    Housing
          -         20,660        20,660            Champion Enterprises Inc (b)                       -        315             315

                                              0.53% Building - Residential & Commercial
     60,569              -        60,569            Desarrolladora Homex SA de CV ADR (a)(b)       2,321          -           2,321
          -          9,350         9,350            Technical Olympic USA Inc (a)                      -        196             196
                                                                                                   2,321        196           2,517
                                              0.87% Building & Construction Products -
                                                    Miscellaneous
     63,000              -        63,000            NCI Building Systems Inc (b)                   4,094          -           4,094

                                              0.03% Building Products - Air & Heating
          -          8,036         8,036            Goodman Global Inc (b)                             -        159             159

                                              0.11% Building Products - Cement & Aggregate
          -          7,732         7,732            Eagle Materials Inc (a)                            -        512             512

                                              0.09% Building Products - Light Fixtures
          -          5,950         5,950            Genlyte Group Inc (b)                              -        410             410

                                              0.05% Cable TV
          -         11,392        11,392            Lodgenet Entertainment Corp (b)                    -        217             217

                                              0.04% Casino Hotels
          -          7,968         7,968            Ameristar Casinos Inc (a)                          -        196             196

                                              0.29% Casino Services
     37,100              -        37,100            Shuffle Master Inc (a)(b)                      1,371          -           1,371

                                              0.06% Cellular Telecommunications
          -         14,929        14,929            Syniverse Holdings Inc (b)                         -        264             264

                                              0.06% Circuit Boards
          -          8,633         8,633            Park Electrochemical Corp                          -        267             267

                                              1.46% Commercial Banks
          -          9,068         9,068            Center Financial Corp                              -        202             202
          -          4,554         4,554            City Holding Co                                    -        165             165
          -          1,114         1,114            City National Corp/Beverly Hills CA                -         81              81
          -          8,257         8,257            First Midwest Bancorp Inc/IL                       -        298             298
     95,800              -        95,800            Midwest Banc Holdings Inc                      2,247          -           2,247
     84,700              -        84,700            Signature Bank/New York NY (b)                 2,996          -           2,996
          -          5,542         5,542            SVB Financial Group (a)(b)                         -        281             281
          -         15,900        15,900            UCBH Holdings Inc                                  -        281             281
          -         10,800        10,800            United Community Banks Inc/GA                      -        320             320
                                                                                                   5,243      1,628           6,871
                                              1.35% Commercial Services
    167,124              -       167,124            Euronet Worldwide Inc (a)(b)                   5,973          -           5,973
          -          9,234         9,234            Steiner Leisure Ltd (b)                            -        398             398
                                                                                                   5,973        398           6,371
                                              0.09% Commercial Services - Finance
          -          6,365         6,365            Clayton Holdings Inc (b)                           -        137             137
          -          8,738         8,738            Wright Express Corp (b)                            -        269             269
                                                                                                       -        406             406
                                              0.39% Communications Software
     68,700          9,513        78,213            Witness Systems Inc (a)(b)                     1,604        222           1,826

                                              0.06% Computer Aided Design
          -          5,045         5,045            Ansys Inc (b)                                      -        285             285

                                              1.66% Computer Graphics
    274,200         19,074       293,274            Trident Microsystems Inc (a)(b)                7,294        507           7,801

                                              0.61% Computer Services
     53,300          5,808        59,108            Factset Research Systems Inc (a)               2,353        256           2,609
          -          7,463         7,463            SI International Inc (b)                           -        255             255
                                                                                                   2,353        511           2,864
                                              0.05% Computer Software
                    12,149        12,149            Blackbaud Inc (a)                                           255             255

                                              0.76% Computers
     69,900              -        69,900            Rackable Systems Inc (b)                       3,592          -           3,592

                                              0.10% Computers - Integrated Systems
          -          5,555         5,555            Micros Systems Inc (b)                             -        232             232
          -          5,087         5,087            MTS Systems Corp (a)                               -        228             228
                                                                                                       -        460             460
                                              0.23% Computers - Memory Devices
     23,300              -        23,300            Hutchinson Technology Inc (a)(b)                 554          -             554
          -          8,035         8,035            Komag Inc (a)(b)                                   -        338             338
          -          6,214         6,214            M-Systems Flash Disk Pioneers (a)(b)               -        214             214
                                                                                                     554        552           1,106
                                              0.37% Computers - Voice Recognition
     67,780              -        67,780            Talx Corp                                      1,763          -           1,763

                                              1.52% Consulting Services
     51,014              -        51,014            Advisory Board Co/The (b)                      2,863          -           2,863
     41,358              -        41,358            CRA International Inc (b)                      2,017          -           2,017
          -          5,157         5,157            Huron Consulting Group Inc (b)                     -        183             183
    112,516              -       112,516            LECG Corp (b)                                  2,081          -           2,081
                                                                                                   6,961        183           7,144
                                              0.04% Consumer Products - Miscellaneous
          -          3,450         3,450            Central Garden and Pet Co (b)                      -        170             170

                                              0.03% Containers - Metal & Glass
          -          4,296         4,296            Silgan Holdings Inc                                -        167             167


                                              0.41% Cosmetics & Toiletries
     59,247         11,754        71,001            Parlux Fragrances Inc (a)(b)                   1,616        321           1,937

                                              0.29% Data Processing & Management
    180,800              -       180,800            FalconStor Software Inc (a)(b)                 1,358          -           1,358

                                              0.38% Dental Supplies & Equipment
    206,400              -       206,400            Align Technology (b)                           1,814          -           1,814

                                              1.00% Diagnostic Equipment
    127,191              -       127,191            Adeza Biomedical Corp (b)                      2,179          -           2,179
     78,900          8,393        87,293            Immucor Inc (b)                                2,292        244           2,536
                                                                                                   4,471        244           4,715
                                              0.30% Diagnostic Kits
          -          4,097         4,097            Biosite Inc (b)                                    -        231             231
          -          9,637         9,637            Dade Behring Holdings Inc                          -        376             376
     71,700              -        71,700            Quidel Corp (b)                                  821          -             821
                                                                                                     821        607           1,428
                                              1.30% Distribution & Wholesale
          -          7,715         7,715            Aviall Inc (b)                                     -        291             291
     77,900              -        77,900            Central European Distribution Corp (b)         3,198          -           3,198
     63,000          7,659        70,659            Directed Electronics Inc (b)                   1,030        125           1,155
          -          8,785         8,785            SCP Pool Corp                                      -        410             410
          -          4,700         4,700            Watsco Inc                                         -        298             298
          -          9,981         9,981            WESCO International Inc (b)                        -        749             749
                                                                                                   4,228      1,873           6,101
                                              0.66% Diversified Manufacturing Operations
          -          4,100         4,100            Actuant Corp (a)                                   -        262             262
     55,700              -        55,700            ESCO Technologies Inc (a)(b)                   2,824          -           2,824
                                                                                                   2,824        262           3,086
                                              0.32% Diversified Minerals
    127,360              -       127,360            Charles & Colvard Ltd (a)                      1,504          -           1,504

                                              0.03% Diversified Operations & Commercial
                                                    Services
          -          3,100         3,100            Chemed Corp                                        -        169             169

                                              1.10% Drug Delivery Systems
     60,600              -        60,600            Conor Medsystems Inc (b)                       1,636          -           1,636
    221,100         11,975       233,075            Nastech Pharmaceutical Co Inc (a)(b)           3,354        182           3,536
                                                                                                   4,990        182           5,172
                                              0.42% E-Commerce - Products
          -          3,789         3,789            Nutri/System Inc (a)(b)                            -        257             257
     61,881              -        61,881            Stamps.com Inc (b)                             1,745          -           1,745
                                                                                                   1,745        257           2,002
                                              1.07% E-Commerce - Services
     50,424              -        50,424            Ctrip.com International Ltd ADR                2,269          -           2,269
    113,300              -       113,300            Priceline.com Inc (b)                          2,769          -           2,769
                                                                                                   5,038          -           5,038
                                              0.06% Educational Software
          -          8,808         8,808            Blackboard Inc (b)                                 -        259             259

                                              3.57% Electronic Components - Semiconductors
          -          7,508         7,508            DSP Group Inc (b)                                  -        203             203
     70,800              -        70,800            Ikanos Communications Inc (b)                  1,311          -           1,311
    100,500         12,447       112,947            Microsemi Corp (a)(b)                          2,746        340           3,086
          -         40,515        40,515            ON Semiconductor Corp (a)(b)                       -        290             290
     17,400              -        17,400            Saifun Semiconductors Ltd (b)                    595          -             595
    119,100              -       119,100            Semtech Corp (a)(b)                            2,233          -           2,233
    128,500              -       128,500            Silicon Motion Technology Corp ADR (b)         1,912          -           1,912
     68,300          9,250        77,550            SiRF Technology Holdings Inc (a)(b)            2,333        316           2,649
     31,000              -        31,000            Supertex Inc (a)(b)                            1,197          -           1,197
    105,700         14,391       120,091            Zoran Corp (a)(b)                              2,900        395           3,295
                                                                                                  15,227      1,544          16,771
                                              0.04% Electronic Connectors
          -          2,926         2,926            Thomas & Betts Corp (b)                            -        167             167

                                              0.06% Electronic Design Automation
          -          6,899         6,899            Ansoft Corp (a)(b)                                 -        305             305

                                              0.19% Electronic Measurement Instruments
          -          7,573         7,573            Itron Inc (b)                                      -        508             508
          -          7,925         7,925            Trimble Navigation Ltd (b)                         -        375             375
                                                                                                       -        883             883
                                              0.05% Electronic Parts Distribution
          -          6,264         6,264            Arrow Electronics Inc (b)                          -        227             227

                                              0.40% Electronic Security Devices
     21,964              -        21,964            American Science & Engineering Inc(a)(b)       1,883          -           1,883

                                              1.61% E-Marketing & Information
    183,543         13,477       197,020            aQuantive Inc (a)(b)                           4,600        338           4,938
    156,172              -       156,172            ValueClick Inc (a)(b)                          2,631          -           2,631
                                                                                                   7,231        338           7,569
                                              1.64% Enterprise Software & Services
    143,700              -       143,700            Concur Technologies Inc (b)                    2,240          -           2,240
          -          5,625         5,625            Hyperion Solutions Corp (b)                        -        172             172
    215,400         20,457       235,857            Informatica Corp (a)(b)                        3,311        315           3,626
     78,300              -        78,300            Neoware Inc (b)                                1,697          -           1,697
                                                                                                   7,248        487           7,735
                                              0.52% Environmental Monitoring & Detection
     58,900              -        58,900            Mine Safety Appliance Co                       2,462          -           2,462

                                              0.88% E-Services - Consulting
          -         10,642        10,642            Digital Insight Corp (b)                           -        367             367
     79,424              -        79,424            RightNow Technologies Inc (a)(b)               1,470          -           1,470
    133,800              -       133,800            WebSideStory Inc (a)(b)                        2,299          -           2,299
                                                                                                   3,769        367           4,136
                                              0.64% Finance - Consumer Loans
     58,900              -        58,900            Portfolio Recovery Associates (a)(b)           3,030          -           3,030

                                              0.45% Finance - Investment Banker & Broker
    131,900              -       131,900            TradeStation Group Inc (b)                     2,103          -           2,103

                                              0.52% Footwear & Related Apparel
     61,800              -        61,800            CROCS Inc (a)(b)                               1,848          -           1,848
     10,100              -        10,100            Iconix Brand Group Inc (b)                       174          -             174
        500          4,900         5,400            Steven Madden Ltd (b)                             27        261             288
          -          5,119         5,119            Wolverine World Wide Inc                           -        127             127
                                                                                                   2,049        388           2,437
                                              0.03% Gambling (Non-Hotel)
          -          4,800         4,800            Pinnacle Entertainment Inc (b)                     -        131             131

                                              0.05% Hazardous Waste Disposal
      9,200              -         9,200            American Ecology Corp                            246          -             246

                                              0.34% Health Care Cost Containment
     93,800              -        93,800            Healthspring Inc (b)                           1,595          -           1,595

                                              0.03% Home Furnishings
          -         10,208        10,208            Sealy Corp (a)(b)                                  -        163             163

                                              0.04% Housewares
          -          6,400         6,400            Lifetime Brands Inc                                -        190             190

                                              1.05% Human Resources
     70,700              -        70,700            Kenexa Corp (b)                                2,349          -           2,349
          -         13,970        13,970            Labor Ready Inc (b)                                -        369             369
     82,000              -        82,000            Resources Connection Inc (a)(b)                2,206          -           2,206
                                                                                                   4,555        369           4,924
                                              0.03% Identification Systems - Development
          -          8,268         8,268            Metrologic Instruments Inc (b)                     -        140             140

                                              0.13% Industrial Automation & Robots
     28,400              -        28,400            iRobot Corp (a)(b)                               619          -             619

                                              0.29% Internet Connectivity Services
     61,700              -        61,700            Redback Networks Inc (a)(b)                    1,382          -           1,382

                                              0.76% Internet Content - Information & News
          -         13,875        13,875            CNET Networks Inc (b)                              -        150             150
    123,800              -       123,800            iVillage Inc (a)(b)                            1,047          -           1,047
    135,923              -       135,923            Jupitermedia Corp (b)                          2,395          -           2,395
                                                                                                   3,442        150           3,592
                                              0.45% Internet Financial Services
    162,136              -       162,136            Online Resources Corp (b)                      2,103          -           2,103

                                              2.56% Internet Infrastructure Software
     95,200              -        95,200            Akamai Technologies Inc (a)(b)                 3,207          -           3,207
     65,400              -        65,400            F5 Networks Inc (a)(b)                         3,830          -           3,830
    146,462              -       146,462            Openwave Systems Inc (a)(b)                    2,726          -           2,726
    263,000              -       263,000            TIBCO Software Inc (b)                         2,267          -           2,267
                                                                                                  12,030          -          12,030
                                              0.81% Internet Security
    168,700              -       168,700            Secure Computing Corp (b)                      1,814          -           1,814
    212,100              -       212,100            VASCO Data Security International(a)(b)        1,985          -           1,985
                                                                                                   3,799          -           3,799
                                              0.05% Internet Telephony
          -          4,985         4,985            j2 Global Communications Inc (a)(b)                -        245             245

                                              0.04% Intimate Apparel
          -          8,225         8,225            Warnaco Group Inc/The (a)(b)                       -        183             183

                                              0.66% Lasers - Systems & Components
     48,155          5,781        53,936            Cymer Inc (b)                                  2,489        299           2,788
          -          5,239         5,239            Rofin-Sinar Technologies Inc (b)                   -        294             294
                                                                                                   2,489        593           3,082
                                              1.29% Life & Health Insurance
    151,100              -       151,100            American Equity Investment Life
                                                    Holding Co (a)                                 2,049          -           2,049
     77,006              -        77,006            Delphi Financial Group Inc. Class A            4,034          -           4,034
                                                                                                   6,083          -           6,083
                                              0.76% Machinery - Construction & Mining
          -          8,338         8,338            Astec Industries Inc (b)                           -        328             328
     49,500          3,300        52,800            Bucyrus International Inc (a)                  2,570        171           2,741
          -         16,863        16,863            JLG Industries Inc                                 -        484             484
                                                                                                   2,570        983           3,553
                                              0.14% Machinery - General Industry
          -          3,267         3,267            Gardner Denver Inc (b)                             -        243             243
          -          7,982         7,982            Manitowoc Co Inc/The                               -        396             396
                                                                                                       -        639             639
                                              0.43% Machinery - Thermal Processing
    157,421              -       157,421            TurboChef Technologies Inc (a)(b)              2,015          -           2,015

                                              0.82% Machinery Tools & Related Products
     70,575              -        70,575            Lincoln Electric Holdings Inc                  3,868          -           3,868

                                              0.05% Medical  - Outpatient & Home Medical
                                                    Care
          -          7,335         7,335            Amedisys Inc (a)(b)                                -        243             243

                                              2.97% Medical - Biomedical/Gene
     61,738              -        61,738            Digene Corp (b)                                2,550          -           2,550
     71,400              -        71,400            Encysive Pharmaceuticals Inc (a)(b)              305          -             305
    135,200              -       135,200            Keryx Biopharmaceuticals Inc (b)               2,303          -           2,303
          -         27,585        27,585            Lexicon Genetics Inc (b)                           -        145             145
          -          8,309         8,309            Myriad Genetics Inc (a)(b)                         -        213             213
    142,734              -       142,734            Nektar Therapeutics (a)(b)                     3,070          -           3,070
          -         17,178        17,178            Neurochem Inc (a)(b)                               -        248             248
     99,257              -        99,257            PDL BioPharma Inc (a)(b)                       2,857          -           2,857
    123,400              -       123,400            Telik Inc (a)(b)                               2,269          -           2,269
                                                                                                  13,354        606          13,960

                                              4.16% Medical - Drugs
     84,700          5,662        90,362            Adams Respiratory Therapeutics Inc (b)         3,633        243           3,876
    169,300              -       169,300            Aspreva Pharmaceuticals Corp (b)               5,756          -           5,756
     60,300              -        60,300            Combinatorx Inc (a)(b)                           539          -             539
          -         21,923        21,923            Dusa Pharmaceuticals Inc (b)                       -        154             154
     96,335              -        96,335            First Horizon Pharmaceutical Corp (b)          2,145          -           2,145
     66,329              -        66,329            Kos Pharmaceuticals Inc (b)                    3,210          -           3,210
          -         10,100        10,100            Medicis Pharmaceutical Corp (a)                    -        332             332
    145,847              -       145,847            Rigel Pharmaceuticals Inc (b)                  1,565          -           1,565
    129,916              -       129,916            Salix Pharmaceuticals Ltd (a)(b)               1,780          -           1,780
          -         13,238        13,238            Viropharma Inc (a)(b)                              -        149             149
          -          3,300         3,300            Zymogenetics Inc (b)                               -         67              67
                                                                                                  18,628        945          19,573
                                              0.46% Medical - HMO
     72,129              -        72,129            Centene Corp (b)                               1,853          -           1,853
          -          7,930         7,930            Sierra Health Services Inc (a)(b)                  -        311             311
                                                                                                   1,853        311           2,164
                                              0.04% Medical - Hospitals
          -          5,896         5,896            United Surgical Partners
                                                    International (a)(b)                               -        195             195

                                              0.63% Medical Imaging Systems
     47,900         16,564        64,464            IRIS International Inc (a)(b)                    567        196             763
     75,052          7,577        82,629            Merge Technologies Inc (a)(b)                    949         96           1,045
     34,300              -        34,300            Vital Images Inc (b)                           1,147          -           1,147
                                                                                                   2,663        292           2,955
                                              0.05% Medical Information Systems
          -          8,267         8,267            Per-Se Technologies Inc (b)                        -        231             231

                                              3.20% Medical Instruments
     58,500              -        58,500            Abaxis Inc (a)(b)                              1,528          -           1,528
     76,116              -        76,116            Arthrocare Corp (a)(b)                         3,450          -           3,450
    137,732              -       137,732            Conceptus Inc (a)(b)                           1,892          -           1,892
     33,000              -        33,000            Foxhollow Technologies Inc (a)(b)              1,028          -           1,028
     85,952          7,900        93,852            Kyphon Inc (b)                                 3,571        328           3,899
    130,900              -       130,900            Micrus Endovascular Corp (b)                   1,844          -           1,844
     53,900              -        53,900            Natus Medical Inc (b)                          1,078          -           1,078
          -         16,888        16,888            Symmetry Medical Inc (b)                           -        336             336
                                                                                                  14,391        664          15,055
                                              1.80% Medical Laser Systems
    109,807              -       109,807            IntraLase Corp (a)(b)                          2,359          -           2,359
     74,384              -        74,384            LCA-Vision Inc (a)                             4,177          -           4,177
     45,400              -        45,400            Palomar Medical Technologies Inc (a)(b)        1,915          -           1,915
                                                                                                   8,451          -           8,451
                                              0.67% Medical Products
          -         11,344        11,344            American Medical Systems Holdings Inc (b)          -        252             252
     98,100          6,547       104,647            Syneron Medical Ltd (a)(b)                     2,538        169           2,707
          -          3,936         3,936            Vital Signs Inc                                    -        196             196
                                                                                                   2,538        617           3,155
                                              0.03% Metal - Iron
          -          1,750         1,750            Cleveland-Cliffs Inc (a)                           -        150             150

                                              0.19% Metal Processors & Fabrication
          -          4,813         4,813            Commercial Metals Co                               -        262             262
     13,100              -        13,100            Ladish Co Inc (b)                                467          -             467
          -          6,861         6,861            RBC Bearings Inc (b)                               -        162             162
                                                                                                     467        424             891
                                              1.29% Networking Products
          -          6,796         6,796            Anixter International Inc (a)                      -        346             346
    164,400              -       164,400            Ixia (b)                                       1,858          -           1,858
    148,900              -       148,900            Polycom Inc (b)                                3,276          -           3,276
    240,900              -       240,900            Zhone Technologies Inc (a)(b)                    583          -             583
                                                                                                   5,717        346           6,063
                                              0.03% Non-Ferrous Metals
          -          2,000         2,000            RTI International Metals Inc (b)                   -        120             120

                                              0.03% Non-hazardous Waste Disposal
          -          3,979         3,979            Waste Connections Inc (a)(b)                       -        153             153

                                              0.07% Office Supplies & Forms
          -          7,711         7,711            John H Harland Co                                  -        320             320

                                              2.82% Oil - Field Services
    106,700              -       106,700            Basic Energy Services Inc (a)(b)               3,556          -           3,556
          -          9,024         9,024            Helix Energy Solutions Group Inc (b)               -        350             350
     66,100              -        66,100            Hercules Offshore Inc (b)                      2,703          -           2,703
          -          4,889         4,889            Oceaneering International Inc (b)                  -        298             298
          -         11,496        11,496            Oil States International Inc (a)(b)                -        464             464
          -          9,300         9,300            RPC Inc                                            -        258             258
     30,400              -        30,400            SEACOR Holdings Inc (b)                        2,689          -           2,689
          -          7,183         7,183            Superior Energy Services (b)                       -        231             231
     54,000              -        54,000            W-H Energy Services Inc (b)                    2,714          -           2,714
                                                                                                  11,662      1,601          13,263

                                              1.21% Oil & Gas Drilling
          -          4,062         4,062            Atwood Oceanics Inc (a)(b)                         -        217             217
    119,100              -       119,100            Bronco Drilling Co Inc (b)                     3,217          -           3,217
          -         36,551        36,551            Grey Wolf Inc (a)(b)                               -        285             285
    120,400              -       120,400            Pioneer Drilling Co (b)                        1,952          -           1,952
                                                                                                   5,169        502           5,671
                                              2.61% Oil Company - Exploration & Production
     71,024              -        71,024            ATP Oil & Gas Corp (b)                         3,234          -           3,234
          -          3,594         3,594            Cabot Oil & Gas Corp                               -        177             177
    184,661              -       184,661            Carrizo Oil & Gas Inc (b)                      5,425          -           5,425
          -          3,152         3,152            Cimarex Energy Co (a)                              -        135             135
          -          2,652         2,652            Complete Production Services Inc (a)(b)            -         70              70
          -         11,215        11,215            Denbury Resources Inc (b)                          -        366             366
    201,200              -       201,200            PetroHawk Energy Corp (a)(b)                   2,531          -           2,531
                     7,948         7,948            St Mary Land & Exploration Co                               335             335
                                                                                                  11,190      1,083          12,273
                                              1.76% Oil Field Machinery & Equipment
     37,300              -        37,300            CARBO Ceramics Inc                             2,161          -           2,161
     49,700              -        49,700            Dril-Quip Inc (b)                              3,577          -           3,577
     39,600              -        39,600            Lufkin Industries Inc                          2,537          -           2,537
                                                                                                   8,275          -           8,275
                                              0.08% Oil Refining & Marketing
          -          6,590         6,590            Frontier Oil Corp                                  -        399             399

                                              0.37% Patient Monitoring Equipment
     60,180              -        60,180            Aspect Medical Systems Inc (b)                 1,713          -           1,713
      1,900              -         1,900            Visicu Inc (a)(b)                                 45          -              45
                                                                                                   1,758          -           1,758
                                              0.57% Pharmacy Services
     91,900              -        91,900            HealthExtras Inc (b)                           2,671          -           2,671

                                              0.50% Physician Practice Management
     40,422              -        40,422            Healthways Inc (b)                             1,983          -           1,983
          -          7,468         7,468            Pediatrix Medical Group Inc (b)                    -        378             378
                                                                                                   1,983        378           2,361
                                              0.02% Printing - Commercial
          -          1,395         1,395            Consolidated Graphics Inc (b)                      -         73              73

                                              0.49% Property & Casualty Insurance
          -          3,355         3,355            American Physicians Capital Inc (b)                -        162             162
    136,900              -       136,900            Amerisafe Inc (b)                              1,602          -           1,602
          -         20,243        20,243            CRM Holdings Ltd (b)                               -        215             215
          -          7,647         7,647            Zenith National Insurance Corp                     -        337             337
                                                                                                   1,602        714           2,316
                                              0.09% Publicly Traded Investment Fund
          -          5,377         5,377            iShares Nasdaq Biotechnology Index
                                                    Fund (a)                                           -        418             418

                                              0.06% Recycling
          -          6,472         6,472            Aleris International Inc (b)                       -        299             299

                                              0.13% REITS - Diversified
          -         13,300        13,300            Digital Realty Trust Inc.                          -        375             375
          -          6,082         6,082            Entertainment Properties Trust                     -        249             249
                                                                                                       -        624             624
                                              0.60% REITS - Hotels
    124,700              -       124,700            Strategic Hotels & Resorts Inc                 2,828          -           2,828

                                              0.35% REITS - Mortgage
          -          9,145         9,145            Deerfield Triarc Capital Corp                      -        122             122
     58,140              -        58,140            RAIT Investment Trust                          1,505          -           1,505
                                                                                                   1,505        122           1,627
                                              0.03% REITS - Shopping Centers
          -         10,411        10,411            Inland Real Estate Corp                            -        151             151

                                              0.02% Research & Development
          -          4,682         4,682            PRA International (a)(b)                           -        109             109

                                              0.03% Resorts & Theme Parks
          -          9,975         9,975            Bluegreen Corp (b)                                 -        123             123

                                              0.03% Respiratory Products
          -          3,928         3,928            Respironics Inc (b)                                -        144             144

                                              1.74% Retail - Apparel & Shoe
          -          5,917         5,917            Genesco Inc (b)                                    -        245             245
    114,900              -       114,900            Hot Topic Inc (a)(b)                           1,704          -           1,704
          -          9,264         9,264            Men's Wearhouse Inc                                -        328             328
          -          6,955         6,955            Stage Stores Inc                                   -        217             217
          -         11,973        11,973            Too Inc (a)(b)                                     -        460             460
     83,700              -        83,700            Under Armour Inc. - Class A (a)(b)             3,079          -           3,079
     91,864              -        91,864            Urban Outfitters Inc (a)(b)                    2,131          -           2,131
                                                                                                   6,914      1,250           8,164
                                              0.50% Retail - Gardening Products
     36,489              -        36,489            Tractor Supply Co (b)                          2,364          -           2,364

                                              0.06% Retail - Automobile
          -         14,463        14,463            Rush Enterprises Inc (b)                           -        276             276

                                              0.03% Retail - Bedding
          -          3,729         3,729            Select Comfort Corp (a)(b)                         -        149             149

                                              0.61% Retail - Music Store
     53,239              -        53,239            Guitar Center Inc (a)(b)                       2,862          -           2,862

                                              0.70% Retail - Pawn Shops
    156,468              -       156,468            First Cash Financial Services Inc (b)          3,312          -           3,312

                                              1.55% Retail - Restaurants
     74,300              -        74,300            BJ's Restaurants Inc (b)                       1,956          -           1,956
          -          5,259         5,259            Buffalo Wild Wings Inc (b)                         -        227             227
          -          5,246         5,246            Morton's Restaurant Group Inc (b)                  -         88              88
     71,000              -        71,000            Ruby Tuesday Inc (a)                           2,113          -           2,113
     85,246              -        85,246            Sonic Corp (b)                                 2,891          -           2,891
                                                                                                   6,960        315           7,275
                                              1.22% Retail - Sporting Goods
    176,959          7,428       184,387            Hibbett Sporting Goods Inc (b)                 5,364        225           5,589
          -          4,441         4,441            Zumiez Inc (a)(b)                                  -        144             144
                                                                                                   5,364        369           5,733
                                              0.41% Savings & Loans - Thrifts
     88,000              -        88,000            Brookline Bancorp Inc                          1,302          -           1,302
          -          7,800         7,800            Harbor Florida Bancshares Inc                      -        293             293
     11,100              -        11,100            Sterling Financial Corp/WA                       357          -             357
                                                                                                   1,659        293           1,952
                                              0.04% Schools - Day Care
          -          4,832         4,832            Bright Horizons Family
                                                    Solutions Inc (a)(b)                               -        192             192

                                              1.10% Seismic Data Collection
    255,800              -       255,800            Input/Output Inc (a)(b)                        2,579          -           2,579
     54,537              -        54,537            Veritas DGC Inc (b)                            2,613          -           2,613
                                                                                                   5,192          -           5,192
                                              0.51% Semiconductor Component -
                                                    Integrated Circuits
          -         12,224        12,224            Emulex Corp (b)                                    -        222             222
    202,752              -       202,752            O2Micro International Ltd (b)                  2,178          -           2,178
                                                                                                   2,178        222           2,400
                                              1.35% Semiconductor Equipment
     33,900          8,796        42,696            ATMI Inc (a)(b)                                  963        250           1,213
    122,484              -       122,484            Tessera Technologies Inc (b)                   3,928          -           3,928
     37,500              -        37,500            Varian Semiconductor Equipment
                                                    Associates Inc (a)(b)                          1,228          -           1,228
                                                                                                   6,119        250           6,369
                                              0.10% Steel - Producers
          -          1,333         1,333            Carpenter Technology Corp                          -        159             159
          -          3,677         3,677            Reliance Steel & Aluminum Co                       -        327             327
                                                                                                       -        486             486
                                              1.62% Telecommunication Equipment
    163,699              -       163,699            AudioCodes Ltd (b)                             2,229          -           2,229
          -          9,873         9,873            CommScope Inc (a)(b)                               -        326             326
     41,406              -        41,406            Orckit Communications Ltd (a)(b)                 667          -             667
          -         29,483        29,483            Sirenza Microdevices Inc (b)                       -        312             312
    250,000              -       250,000            Symmetricom Inc (a)(b)                         2,025          -           2,025
    144,300              -       144,300            Tekelec (a)(b)                                 2,061          -           2,061
                                                                                                   6,982        638           7,620
                                              0.52% Telecommunication Equipment - Fiber
                                                    Optics
    113,300              -       113,300            Essex Corp (b)                                 2,417          -           2,417
      1,400              -         1,400            OPLINK Communications Inc (b)                     27          -              27
                                                                                                   2,444          -           2,444
                                              0.05% Telecommunication Services
                     6,097         6,097            NeuStar Inc (b)                                             214             214

                                              3.03% Therapeutics
    160,800              -       160,800            Anadys Pharmaceuticals Inc (b)                 2,230          -           2,230
          -         16,300        16,300            BioMarin Pharmaceuticals Inc (b)                   -        200             200
    142,900              -       142,900            CV Therapeutics Inc (a)(b)                     2,837          -           2,837
          -         10,146        10,146            Dov Pharmaceutical Inc (a)(b)                      -         83              83
          -         26,500        26,500            Dyax Corp (b)                                      -        119             119
          -         14,311        14,311            Medarex Inc (a)(b)                                 -        172             172
    165,844              -       165,844            MGI Pharma Inc (a)(b)                          3,098          -           3,098
          -         21,179        21,179            Neopharm Inc (a)(b)                                -        169             169
          -          2,500         2,500            Neurocrine Biosciences Inc (a)(b)                  -        143             143
          -          6,300         6,300            Theravance Inc (a)(b)                              -        178             178
     84,539              -        84,539            United Therapeutics Corp (b)                   5,034          -           5,034
                                                                                                  13,199      1,064          14,263
                                              1.03% Transactional Software
     20,700              -        20,700            Open Solutions Inc (b)                           563          -             563
          -          8,837         8,837            Transaction Systems Architects Inc (b)             -        353             353
    117,000         10,091       127,091            VeriFone Holdings Inc (a)(b)                   3,623        312           3,935
                                                                                                   4,186        665           4,851
                                              0.45% Transport - Services
          -          7,201         7,201            HUB Group Inc (b)                                  -        354             354
     58,000              -        58,000            Universal Truckload Services Inc (b)           1,759          -           1,759
                                                                                                   1,759        354           2,113
                                              0.43% Transport - Truck
    102,574              -       102,574            Knight Transportation Inc                      2,003          -           2,003

                                              0.05% Veterinary Products
          -         13,747        13,747            PetMed Express Inc (a)(b)                          -        222             222

                                              0.09% Vitamins & Nutrition Products
     11,762              -        11,762            USANA Health Sciences Inc (a)(b)                 430          -             430

                                              0.06% Wire & Cable Products
          -          8,752         8,752            General Cable Corp (b)                             -        277             277

                                              0.67% Wireless Equipment
    378,873              -       378,873            Glenayre Technologies Inc (b)                  2,095          -           2,095
     58,500              -        58,500            Sierra Wireless (b)                            1,053          -           1,053
                                                                                                   3,148          -           3,148

                                                    TOTAL COMMON STOCKS                          404,856     43,426         448,282

  Principal       Principal      Principal
    Amount          Amount         Amount                                                          Value      Value          Value
    (000s)          (000s)         (000s)                                                          (000s)     (000s)         (000s)
                                             17.56% SHORT TERM INVESTMENTS                                                         )
                                              0.12% Commercial Paper
                                                    Investment in Joint Trading Account;
                                                    HSBC Funding
        570              -           570            4.82%, 5/ 1/2006                                   -        571             571

                                             17.44% Other Short Term Investments
     82,004              -        82,004            Mellon GSL DBT II Collateral Fund (c)         82,004          -          82,004


                                                    TOTAL SHORT TERM INVESTMENTS                  82,004        571          82,575

                                              2.60% MONEY MARKET FUNDS
          -         12,221        12,221            BNY Institutional Cash Reserve Fund (c)                  12,221          12,221
                                                    TOTAL MONEY MARKET FUNDS                           -     12,221          12,221

                                              4.00% REPURCHASE AGREEMENTS
     18,839              -        18,839            Agreement with Credit Suisse First
                                                    Boston Corporation, 4.660% dated 04/28/2006,
                                                    to be repurchased at $18,846,000 on
                                                    05/01/2006
                                                    (collateralized by U.S. Treasury
                                                    obligations, having various interest
                                                    rates and maturities, market value
                                                    $19,240,000)
                                                    TOTAL REPURCHASE AGREEMENTS                   18,839          -          18,839
                                            119.46% Total Investments                            505,699     56,218         561,917

                                            -19.46% Liabilities in Excess of Other Assets, Net   (79,286)   (12,253)        (91,539)

                                            100.00% TOTAL NET ASSETS                             426,413     43,965         470,378

(a) Security or portion of the security was on loan at the end of the period.
(b) Non-Income Producing Security
(c) Security was purchased with the cash proceeds from secuirties loans.

                                                    Unrealized Appreciation (Depreciation)
                                                    Unrealized Appreciation                       92,828      7,803         100,631
                                                    Unrealized Depreciation                       (8,321)    (1,267)         (9,588)
                                                    Net Unrealized Appreciation (Depreciation)    84,507      6,536          91,043
                                                    Cost for federal income tax purposes         421,192     49,682         470,874

As of April 30, 2006 all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Fund.


    The accompanying notes are an integral part of the financial statements.

                     Pro Forma Notes to Financial Statements
                                 April 30, 2006
                                   (unaudited)

1. Description of the Funds

Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund I, LargeCap Growth Fund, Money Market Fund, Real Estate Securities Fund, SmallCap Growth Fund, SmallCap Value Fund, and Tax-Exempt Bond Fund I (the "Acquiring Funds"), are series of Principal Investors Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination

On August 11, 2006, the Board of Trustees of WM Trust I and WM Trust II (the "Acquired Funds") each approved an Agreement and Plan of Reorganization whereby, subject to approval by the shareholders of each Acquired Fund, Principal Investors Fund, Inc. will acquire all the assets of each Acquired Fund subject to the liabilities of such Acquired Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Acquiring Funds (the "Reorganization"), as set forth below.
----------------------------------- -----------------------------------------
Acquired Funds                      Acquiring Funds
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM Growth Fund                      PIF LargeCap Growth Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM Growth & Income Fund             PIF Disciplined LargeCap Blend Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM International Growth Fund        PIF Diversified International Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM Money Market Fund                PIF Money Market Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM REIT Fund                        PIF Real Estate Securities Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM Small Cap Growth Fund            PIF SmallCap Growth Fund
----------------------------------- -----------------------------------------
----------------------------------- -----------------------------------------
WM Small Cap Value Fund             PIF SmallCap Value Fund
----------------------------------- -----------------------------------------

WM Equity Income Fund and PIF Equity Income Fund will be acquired by PIF Equity Income Fund I, and WM Tax-Exempt Bond Fund and PIF Tax-Exempt Bond Fund will be acquired by PIF Tax-Exempt Bond Fund I.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Acquired Funds and the Acquiring Funds at April 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the Acquired Funds and the Acquiring Funds for the twelve months ended April 30, 2006. The statements have been derived from the funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Acquired Funds and the Acquiring Funds under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Funds for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information.

Principal Management Corp. and WM Advisors, Inc. have agreed to pay the expenses of the Reorganization so neither the WM Trust I and WM Trust II shareholders nor the Principal Investors Fund, Inc. shareholders will bear these costs.

3.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 April 30, 2006
                                   (unaudited)

4.  Security Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectus and statements of additional information.

The Acquiring Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are ordinarily not reflected in the Funds' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Money Market Fund values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Currency Translation

The Acquiring Funds' foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Funds' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

6. Futures Contracts

The Acquiring Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

                                 April 30, 2006
                                   (unaudited)

7. Repurchase Agreements

The Acquiring Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Funds' securities lending program, the collateral is in the possession of the Funds' lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.


8. Securities Lending


The Acquiring Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the fund on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.


9. Foreign Currency Contracts

The Acquiring funds may invest in foreign currency contracts. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

10. Capital Shares

The pro forma net asset value per share assumes issuance of shares of the Acquiring Funds that would have been issued at April 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of the Acquired Funds, as of April 30, 2006, divided by the net asset value per share of the Acquiring Funds as of April 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statements of assets and liabilities.


11. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2006. The expenses of the Acquired Funds were adjusted assuming the fee structure of the Acquiring Funds was in effect for the twelve months ended April 30, 2006.

12. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
The Acquired Funds will distribute substantially all of their net investment income and any realized gains prior to the reorganization date.

12. Subsequent Events

Effective September 30, 2006, the Acquired Funds ceased selling Class R-1 and Class R-2 shares, and all outstanding Class R-1 and R-2 shares were, with appropriate adjustments, re-designated Class A shares.

FUND HISTORY


The Principal Investors Fund ("the Registrant") is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team. Each of the Funds is diversified except California Insured Intermediate Municipal Fund, California Municipal Fund, Preferred Securities Fund, Real Estate Securities Fund and Tax-Exempt Bond Fund I which are non-diversified.


The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000.


The Articles of Incorporation have been amended from time to time. Some amendments added or changed the names of Funds or added classes of shares. Those amendments are as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2000 to add the LifeTime 2010, LifeTime 2020, LifeTime 2030,
  LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
.. September 18, 2003 to add the Partners International, Partners MidCap Growth I
  and Partners MidCap Value I Funds;
.. February 3, 2004 to change the name of the Real Estate Fund to Real Estate
  Securities Fund;
.. March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap
  Growth Fund III and Partners SmallCap Value Fund II;
.. June 21, 2004 to add the Advisors Signature Class and the High Yield Fund and
  the Partners LargeCap Value Fund II;
.. September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth
  Fund II;
.. December 16, 2004 to add Class A and Class B shares, add the Equity Income,
  Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth and change the name of LargeCap Blend I to Disciplined LargeCap Blend;
.. February 4, 2005 to add Class A and Class B shares to the Disciplined LargeCap
  Blend; and
.. May 23, 2005 to change the name of the Capital Preservation Fund to Ultra
  Short Bond Fund.
.. September 30, 2005 to change the name of the High Quality Short-Term Bond Fund to Short-Term Bond Fund.
.. September 30, 2005 to change the name of the Government Securities Fund to
  Government & High Quality Bond Fund;
.. December 21, 2005 to add Class B shares to the Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund and to add Class A shares to the Ultra Short Bond Fund: and
.. September 20, 2006 to add the California Insured Intermediate Municipal Fund,
  California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund, and to add
  Class C shares to each of these fund as well as thirty-two other funds.

Classes offered by each Fund are shown in the table below.

                                     CLASS  CLASS  CLASS  CLASS  ADVISORS   ADVISORS  ADVISORS
             FUND NAME                 A      B      C      J    PREFERRED   SELECT   SIGNATURE  PREFERRED  SELECT   INSTITUTIONAL
             ---------               -----  -----  -----  -----  ---------  --------  ---------  ---------  ------   -------------
 Bond & Mortgage Securities Fund       X      X      X      X        X         X          X          X        X            X
 California Insured Municipal Fund     X      X      X
 California Municipal Fund             X      X      X
 Disciplined LargeCap Blend            X      X      X               X         X          X          X        X            X
 Diversified International Fund        X      X      X      X        X         X          X          X        X            X
 Equity Income Fund                    X      X
 Equity Income Fund I                  X      X      X                                                                     X
 Government & High Quality Bond
 Fund                                  X      X      X      X        X         X          X          X        X            X
 High Quality Intermediate-Term
 Bond Fund                                                  X        X         X          X          X        X            X
 High Yield Fund                                                                                                           X
 High Yield Fund I                     X      X      X                                                                     X
 Income Fund                           X      X      X                                                                     X
 Inflation Protection Fund             X             X      X        X         X          X          X        X            X
 International Emerging Markets
 Fund                                  X      X      X      X        X         X          X          X        X            X
 International Growth Fund                                  X        X         X          X          X        X            X
 LargeCap Growth Fund                  X      X      X      X        X         X          X          X        X            X
 LargeCap S&P 500 Index Fund           X             X      X        X         X          X          X        X            X
 LargeCap Value Fund                   X      X      X      X        X         X          X          X        X            X
 MidCap Blend Fund                     X      X      X      X        X         X          X          X        X            X
 MidCap Growth Fund                                         X        X         X          X          X        X            X
 MidCap S&P 400 Index Fund                                  X        X         X          X          X        X            X
 MidCap Stock Fund                     X      X      X                                                                     X
 MidCap Value Fund                                          X        X         X          X          X        X            X
 Money Market Fund                     X      X      X      X        X         X          X          X        X            X
 Mortgage Securities Fund              X      X      X                                                                     X
 Partners Global Equity Fund                                         X         X          X          X        X            X
 Partners International Fund                                         X         X          X          X        X            X
 Partners LargeCap Blend Fund          X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Blend Fund I        X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Growth Fund                              X        X         X          X          X        X            X
 Partners LargeCap Growth Fund I       X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Growth Fund II      X             X      X        X         X          X          X        X            X
 Partners LargeCap Value Fund          X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Value Fund I                                      X         X          X          X        X            X
 Partners LargeCap Value Fund II                                     X         X          X          X        X            X
 Partners MidCap Growth Fund           X      X      X      X        X         X          X          X        X            X
 Partners MidCap Growth Fund I         X             X               X         X          X          X        X            X
 Partners MidCap Growth Fund II                                      X         X          X          X        X            X
 Partners MidCap Value Fund            X      X      X      X        X         X          X          X        X            X
 Partners MidCap Value Fund I                                        X         X          X          X        X            X
 Partners SmallCap Blend Fund                                        X         X          X          X        X            X
 Partners SmallCap Growth Fund I                            X        X         X          X          X        X            X
 Partners SmallCap Growth Fund II      X      X      X      X        X         X          X          X        X            X
 Partners SmallCap Growth Fund III                                   X         X          X          X        X            X
 Partners SmallCap Value Fund                               X        X         X          X          X        X            X
 Partners SmallCap Value Fund I                                      X         X          X          X        X            X
 Partners SmallCap Value Fund II                                     X         X          X          X        X            X
 Preferred Securities Fund             X             X      X        X         X          X          X        X            X
 Principal LifeTime 2010 Fund          X             X      X        X         X          X          X        X            X
 Principal LifeTime 2020 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2030 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2040 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2050 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime Strategic
 Income Fund                           X      X      X      X        X         X          X          X        X            X
 Real Estate Securities Fund           X      X      X      X        X         X          X          X        X            X
 SAM Balanced Portfolio                X      X      X      X        X         X          X          X        X            X
 SAM Conservative Balanced
 Portfolio                             X      X      X      X        X         X          X          X        X            X
 SAM Convservative Growth Portfolio    X      X      X      X        X         X          X          X        X            X
 SAM Flexible Income Portfolio         X      X      X      X        X         X          X          X        X            X
 SAM Strategic Growth Portfolio        X      X      X      X        X         X          X          X        X            X
 Short-Term Bond Fund                  X             X      X        X         X          X          X        X            X
 Short-Term Income Fund                X      X      X                                                                     X
 SmallCap Blend Fund                   X      X      X      X        X         X          X          X        X            X
 SmallCap Growth Fund                  X      X      X      X        X         X          X          X        X            X
 SmallCap S&P 600 Index Fund                                X        X         X          X          X        X            X
 SmallCap Value Fund                   X      X      X      X        X         X          X          X        X            X
 Tax-Exempt Bond Fund                  X      X
 Tax-Exempt Bond Fund I                X      X      X
 Ultra Short Bond Fund                 X             X      X        X         X          X          X        X            X
 West Coast Equity Fund                X      X      X                                                                     X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, investment strategies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.



The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.



With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.


Bond & Mortgage Securities, California Insured Intermediate Municipal, California Municipal, Disciplined LargeCap Blend, Diversified International, Equity Income, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield II, Income, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Stock, MidCap Value, Money Market, Mortgage Securities, Partners Global Equity, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II,

Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, Short-Term Income, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index, Tax-Exempt Bond, Tax-Exempt Bond I, Ultra Short Bond and West Coast Equity Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the California Insured Intermediate Municipal, California Municipal, Preferred Securities, Real Estate Securities or Tax-Exempt Bond I Funds.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the Diversified International, International Growth, International Emerging Markets, Money Market and Partners Global Equity Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Insured Intermediate Municipal, California Municipal, Government & High Quality Bond, Mortgage Securities, Tax-Exempt Bond and Tax-Exempt Bond I Funds may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the Diversified International, Equity Income, Income, International Growth and International Emerging Markets Funds) has also adopted the non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


The Tax-Exempt Bond Fund and Tax-Exempt Bond Fund I have each also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.


Partners MidCap Growth Fund II

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;


 2) Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

 3) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

 4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

 5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

 8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.

 1) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the Fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.


 5) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

In addition to the Fund's fundamental and non-fundamental limitations discussed above:
.. the Fund has also adopted a non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in securities of medium market capitalization companies. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.
.. for purposes of normally investing at least 80% of the Fund's assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400) no less frequently than once a month.

Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

 4) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income and Strategic Growth Portfolios)


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

1) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.



 2) Purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

 3) Make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.

 4) (i) Purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer.

 5) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

 6) Borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

 7) Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

 8) Write or acquire options or interests in oil, gas or other mineral exploration or development programs.




INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Fund, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund may seek to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities.

    For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


High-Yield/High-Risk Bonds
--------------------------
The Bond & Mortgage Securities, Equity Income I, High Yield, High Yield II, Income, Inflation Protection, MidCap Stock, Partners International, Partners MidCap Growth II, Short-Term Bond, Tax-Exempt Bond, Tax-Exempt Bond I, Ultra Short Bond and West Coast Equity Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield II, Income, MidCap Stock, Short-Term Bond, Short-Term Income and West Coast Equity Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities, California Insured Intermediate Municipal, California Municipal, Equity Income, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield II, Income, Inflation Protection, MidCap Stock, Mortgage Securities, Partners International, Preferred Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond I, Ultra Short Bond and West Coast Equity Funds, and each of the Strategic Asset Management Portfolios, may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------
Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.


When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Municipal Obligations
---------------------
The California Insured Intermediate Municipal, California Municipal, Tax-Exempt Bond and Tax-Exempt Bond I Funds (the "Municipal Funds") can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

AMT-SUBJECT BONDS . Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.


.. Municipal Bonds. Municipal Bonds may be either "general obligation" or
  "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


.. Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include
  "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

  . Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

  . Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

  . Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

  . Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond I, California Municipal, and California Insured Intermediate Municipal Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

  . Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

  . Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

  . Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.


    The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund treats the maturity of each variable rate demand obligation as the longer of
    a) the notice period required before the Fund is entitled to payment of the principal amount through demand, or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


    The Fund may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. The Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

  . Stand-By Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.


    The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

    A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.



    The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that their Sub-Advisors believe present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Sub-Advisor.



    A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

  . Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

  . Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.


    Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected. The Fund would reevaluate its investment objective and policies and consider changes in its structure.


Taxable Investments of the Municipal Funds
------------------------------------------
Each of the Municipal Funds may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, each Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
--------------------------
Each Fund (except the Money Market Fund) reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs") and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund II, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund II and each of the funds sub-advised by WM Advisors use the industry groups of Global Industry Classification Standard (GICS/(R)/). The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")." The Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Funds take the position that such securities do not represent interests in any particular "industry" or group of industries.


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Government & High Quality Bond (2005 - 542.3%; 2004 - 95.2%): The portfolio managers increased the allocation to certain fixed-income sectors, such as commercial mortgage-backed securities and asset-backed securities, for diversification purposes. The allocation to Treasury and mortgage-backed securities decreased throughout the year to enhance the portfolio's diversification. In addition, the portfolio managers purchased short duration securities, that in turn require more reinvestment as they mature, and utilized mortgage-backed forward purchases (referred to as dollar rolls), which require monthly reinvestment.
.. LargeCap Growth (2005 - 169.0%; 2004 - 59.8%): The Fund's sub-advisor was changed effective January 3, 2005. Bringing the portfolio in line with the strategy of the new portfolio manager resulted in the variation noted.
.. LargeCap S&P 500 Index Fund (2005 - 11.5%; 2004 - 67.3%): In October 2004, the
  Fund was replaced as an underlying fund within the LifeTime series by the Disciplined LargeCap Blend Fund. The variation noted is a result of this shift.
.. MidCap Blend (2005 - 133.8%; 2004 - 60.8%): Larger sales due to the asset size of the acquired fund, Principal MidCap Fund, Inc., drove the portfolio turnover higher.
.. Partners LargeCap Growth I (2005 - 66.5%; 2004 - 157.8%): The Fund's sub-advisor was changed effective August 24, 2004. Bringing the portfolio in line with the strategy of the new portfolio manager resulted in the variation noted.
.. Partners SmallCap Value II (2005 - 50.8%; 2004 - 4.8%): The rate shown for the fiscal period ended October 31, 2004 represents annualized portfolio turnover for the five-month period from June 1, 2004 (date the Fund commenced operations) through October 31, 2004. The rate for the fiscal year ended October 31, 2005 was based on a twelve-month period.
.. Principal LifeTime 2010 (2005 - 10.2%; 2004 - 34.3%): In October 2004, a
  portion of the Fund's assets shifted from the LargeCap S&P 500 Index Fund to the Disciplined LargeCap Blend Fund, resulting in the variation noted.
.. Principal LifeTime 2020 (2005 - 5.5%; 2004 - 27.0%): In October 2004, a
  portion of the Fund's assets shifted from the LargeCap S&P 500 Index Fund to the Disciplined LargeCap Blend Fund, resulting in the variation noted.
.. Principal LifeTime 2030 (2005 - 4.8%; 2004 - 30.7%): In October 2004, a
  portion of the Fund's assets shifted from the LargeCap S&P 500 Index Fund to the Disciplined LargeCap Blend Fund, resulting in the variation noted.
.. Principal LifeTime 2040 (2005 - 7.1%; 2004 - 40.0%): In October 2004, a
  portion of the Fund's assets shifted from the LargeCap S&P 500 Index Fund to the Disciplined LargeCap Blend Fund, resulting in the variation noted.
.. Principal LifeTime 2050 (2005 - 7.5; 2004 - 44.9%): In October 2004, a portion of the Fund's assets shifted from the LargeCap S&P 500 Index Fund to the Disciplined LargeCap Blend Fund, resulting in the variation noted.
.. Real Estate Securities (2005 - 26.7%; 2004 - 67.9%): The Fund experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.
.. Ultra Short Bond (2005 - 54.9%; 2004 - 105.5%): In May 2005, the shareholders approved the conversion of the Fund from a money market fund to an ultra short fund. Bringing the Fund in line with the new strategy resulted in the variation noted.

MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life: the Fund and the Principal Variable Contracts Fund, Inc. (collectively, the "Fund Complex").

Each officer of the Fund has the same position with the Principal Variable Contracts Fund, Inc.

 The following directors are considered to be Independent Directors.
 -------------------------------------------------------------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
NAME, ADDRESS AND       POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
YEAR OF BIRTH           FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
-----------------       ---------------------   -----------         -----------------------          ----------    -------------
Elizabeth Ballantine    Director                Since 2004   Principal, EBA Associates                  112        The McClatchy
1113 Basil Road         Member Audit and                     (consulting and investments)                             Company
McLean, Virginia        Nominating Committee
1948

Richard W. Gilbert      Director                Since 2000   President, Gilbert Communications,         112            Calamos
5040 Arbor Lane, #302   Member Audit and                     Inc.                                                      Asset
Northfield, Illinois    Nominating Committee                 (management advisory services)                         Management,
1940                                                                                                                    Inc.

Mark A. Grimmett        Director                Since 2004   Executive Vice President and CFO,
6310 Deerfield Avenue   Member Audit and                     since 2000, and prior thereto, Vice                        None
San Gabriel,            Nominating Committee                 President and CFO, Merle Norman
California                                                   Cosmetics, Inc.
1960                                                         (manufacturer and distributor of skin
                                                             care products)

Fritz S. Hirsch         Director                Since 2005   President and CEO, Sassy, Inc.             112
Suite 203               Member Audit and                     (manufacturer of infant and                                None
2101 Waukegan Road      Nominating                           juvenile products)
Bannockburn, Illinois   Committee
60015
1951

William C. Kimball      Director                Since 2000   Retired. Formerly, Chairman and CEO,                 Casey's General
3094 104th              Member Audit and                     Medicap Pharmacies, Inc.                               Store, Inc.
Urbandale, Iowa         Nominating Committee                 (chain of retail pharmacies)
1947

Barbara A. Lukavsky     Director                Since 1993   President and CEO, Barbican
100 Market, #317        Member Audit and                     Enterprises, Inc.                                          None
Des Moines, Iowa        Nominating Committee                 (holding company for franchises in the
1940                    Member Executive                     cosmetics industry)
                        Committee

The following directors are considered to be Interested Directors because they
------------------------------------------------------------------------------
are affiliated persons of Principal Management Corporation (the "Manager") or
-----------------------------------------------------------------------------
Princor Financial Services Corporation ("Princor") the principal underwriter for
--------------------------------------------------------------------------------
the Fund.
---------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                 POSITIONS WITH THE MANAGER AND ITS      OVERSEEN        HELD
NAME, ADDRESS AND       POSITION(S) HELD WITH     LENGTH OF     AFFILIATES; PRINCIPAL OCCUPATION(S)         BY            BY
YEAR OF BIRTH           FUND                     TIME SERVED            DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
-----------------       ---------------------    -----------    -----------------------------------     ----------   -------------
Ralph C. Eucher         Director                  Since 1999  Director and President, the Manager          112
711 High Street         President and Chief                   since 1999. Director, Princor since                        None
Des Moines, Iowa        Executive                             1999. President, Princor 1999-2005.
 50392                  Officer                               Senior Vice President, Principal Life,
1952                    Member Executive                      since 2002. Prior thereto, Vice
                        Committee                             President.

Larry D. Zimpleman      Director                  Since 2001  Chairman and Director, the Manager           112           None
711 High Street         Chairman of the Board                 and Princor since 2001. President and
Des Moines, Iowa        Member Executive                      Chief Operating Officer, Principal Life
 50392                  Committee                             since 2006. President, Retirement and
1951                                                          Investor Services, Principal Financial
                                                              Group, Inc. 2003-2006. Executive Vice
                                                              President, 2001-2003, and prior thereto,
                                                              Senior Vice President, Principal Life



The Executive Committee is selected by the Board. It may exercise all the powers
--------------------------------------------------------------------------------
of the Board, with certain exceptions, when the Board is not in session. The
----------------------------------------------------------------------------
Committee must report its actions to the Board. During the year ended October
-----------------------------------------------------------------------------
31, 2005, the committee met once.
---------------------------------

Officers of the Fund
--------------------

The following table presents certain information regarding the officers of the
------------------------------------------------------------------------------
Fund, including their principal occupations which, unless specific dates are
----------------------------------------------------------------------------
shown, are of more than five years duration. Officers serve at the pleasure of
------------------------------------------------------------------------------
the Board of Directors.
-----------------------

  NAME, ADDRESS AND      POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
    YEAR OF BIRTH                FUND                 DURING PAST 5 YEARS
  -----------------      ---------------------      -----------------------
Craig L. Bassett        Treasurer (since 1993)    Vice President and Treasurer,
711 High Street                                   Principal Life
Des Moines, Iowa
 50392
1952

Michael J. Beer         Executive Vice            Executive Vice President and
711 High Street         President                 Chief Operating Officer, the
Des Moines, Iowa        (since 1993)              Manager; President, Princor,
 50392                                            since 2005
1961

Randy L. Bergstrom      Assistant Tax Counsel     Counsel, Principal Life
711 High Street         (since 2005)
Des Moines, Iowa
 50392
1955

David J. Brown          Chief Compliance          Vice President, Product &
711 High Street         Officer                   Distribution Compliance,
Des Moines, Iowa        (since 2004)              Principal Life; Senior Vice
 50392                                            President, the Manager, since
1960                                              2004; Senior Vice President,
                                                  Princor, since 2003, and
                                                  prior thereto, Vice
                                                  President, the Manager and
                                                  Princor

Jill R. Brown           Vice President and        Second Vice President,
711 High Street         Chief Financial Officer   Principal Financial Group and
Des Moines, Iowa        (since 2003)              Senior Vice President, the
 50392                                            Manager and Princor, since
1967                                              2006, Chief Financial
                                                  Officer, Princor since 2003,
                                                  Vice President, Princor
                                                  2003-2006. Prior therto,
                                                  Assistant Financial
                                                  Controller, Principal Life

Ernest H. Gillum        Vice President and        Vice President and Chief
711 High Street         Assistant Secretary       Compliance Officer, the
Des Moines, Iowa        (since 1993)              Manager, since 2004, and
 50392                                            prior thereto, Vice
1955                                              President, Compliance and
                                                  Product Development, the
                                                  Manager




Patrick A. Kirchner     Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2002)
Des Moines, Iowa
 50392
1960

Carolyn F. Kolks        Assistant Tax Counsel     Counsel, Principal Life,
711 High Street         (since 2005)              since 2003 and prior thereto,
Des Moines, Iowa                                  Attorney
 50392
1962



Sarah J. Pitts          Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2000)
Des Moines, Iowa
 50392
1945

Layne A. Rasmussen      Vice President and        Vice President and Controller
711 High Street         Controller                - Mutual Funds, the Manager
Des Moines, Iowa        (since 2000)
 50392
1958

Michael D. Roughton     Counsel                   Vice President and Senior
711 High Street         (since 1993)              Securities Counsel, Principal
Des Moines, Iowa                                  Financial Group, Inc.; Senior
 50392                                            Vice President and Counsel,
1951                                              the Manager and Princor; and
                                                  Counsel, Principal Global

James F. Sager          Assistant Secretary       Vice President, the Manager
711 High Street         (since 2005)              and Princor
Des Moines, Iowa
 50392
1951

BOARD COMMITTEES . The Fund's board has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. the committee also receives reports about accounting and financial matters affecting the Fund.

The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-2080. the Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decisions is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.


The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2005. The Fund Complex currently includes the Fund and the separate series of Principal Variable Contracts Fund, Inc. ("PVC").


For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Fund. Directors who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (not considered to be "Interested Persons")

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
 PRINCIPAL INVESTORS FUND         BALLANTINE  DAVIS   GILBERT  GRIMMETT  HIRSCH  KIMBALL   LUKAVSKY
 ------------------------         ----------  -----   -------  --------  ------  -------   --------
Bond & Mortgage Securities            A         C        D        C        A        A         E
Disciplined LargeCap Blend            A         B        B        A        A        A         A
Diversified International             C         C        C        A        A        A         E
Equity Income                         A         E        C        A        A        E         A
Government & High Quality Bond        A         B        B        A        A        A         A
Inflation Protection                  A         A        A        C        A        A         A
International Emerging Markets        C         C        A        A        A        A         A
LargeCap Growth                       A         D        D        A        A        A         A
LargeCap Value                        A         C        C        A        A        A         A
MidCap Blend                          A         E        D        C        A        A         A
Money Market                          A         D        B        C        A        A         C
Partners LargeCap Blend I             A         D        B        C        A        A         A
Partners LargeCap Value               C         A        A        A        A        A         A
Preferred Securities                  A         A        A        A        A        D         A
Principal LifeTime 2050               A         A        A        A        B        A         A
Real Estate Securities                C         A        A        A        A        D         A
Short-Term Bond                       A         A        A        A        A        E         E
Tax-Exempt Bond                       A         B        A        C        A        A         A

  TOTAL FUND COMPLEX                  D         E        E        D        B        E         E

Directors considered to be "Interested Persons"

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
                                       RALPH C.      LARRY D.
 PRINCIPAL INVESTORS FUND               EUCHER       ZIMPLEMAN
 ------------------------               ------       ---------
Bond & Mortgage Securities                A              A
Disciplined LargeCap Blend                A              A
Diversified International                 C              A
Equity Income                             C              A
Government & High Quality Bond            C              A
LargeCap Growth                           D              A
LargeCap S&P 500 Index                    E              A
LargeCap Value                            A              A
MidCap Blend                              E              A
Money Market                              E              A
Partners LargeCap Blend                   D              A
Partners LargeCap Blend I                 C              A
Partners LargeCap Growth I                C              A
Partners LargeCap Growth II               C              A
Partners LargeCap Value                   D              A
Partners MidCap Growth                    A              A
Real Estate Securities                    A              A
Short-Term Bond                           A              A
Tax-Exempt Bond                           D              A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage Securities                C              A
Diversified International                 A              A
Government & High Quality Bond            C              A
International Emerging Markets            A              A
LargeCap Growth                           A              A
LargeCap S&P 500 Index                    D              A
LargeCap Value                            D              A
MidCap Blend                              C              A
Partners LargeCap Blend I                 A              A
Partners LargeCap Growth I                A              A
Partners LargeCap Value                   A              A
Partners MidCap Growth                    A              A
Principal LifeTime 2020                   A              E
Principal LifeTime Strategic
Income                                    A              A
Real Estate Securities                    A              A
SmallCap S&P 600 Index                    A              A


  TOTAL FUND COMPLEX                      E              E

COMPENSATION . The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.


The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended October 31, 2005. On that date, there were 2 funds (with a total of 86 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

       DIRECTOR                  THE FUND                    FUND COMPLEX
       --------                  --------                    ------------
 Elizabeth Ballantine   $51,219.61                  $80,250.00
 James D. Davis         $46,481.64                  $72,000.00
 Frizt Hirsch*          $12,151.17                  $19,000.00
 Richard W. Gilbert     $45,790.47                  $71,500.00
 Mark A. Grimmett       $46110.36                   $72,000.00
 William C. Kimball     $46,110.36                  $72,000.00
 Barbara A. Lukavsky    $46,110.36                  $72,000.00
* Mr. Hirsch did not become a Director until September 2005.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of September 13, 2006, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

The following table shows as of September 13, 2006 the percentage of the outstanding shares of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

                                               % OF OUTSTANDING
         FUND                                    SHARES OWNED
         ----                                  ----------------
         Bond & Mortgage Securities                  0.14%
         Disciplined LargeCap Blend                  0.00
         Diversified International                   5.77
         Equity Income                               0.00
         Government & High Quality Bond              0.00
         High Quality Intermediate-Term Bond         0.00
         High Yield                                  0.00
         Inflation Protection                        0.00
         International Emerging Markets              0.00
         International Growth                        0.00
         LargeCap Growth                             7.00
         LargeCap S&P 500 Index                      0.00
         LargeCap Value                             10.68
         MidCap Blend                                0.00
         MidCap Growth                               0.09
         MidCap S&P 400 Index                        0.00
         MidCap Value                                0.01
         Money Market                                4.70
         Partners Global Equity                     45.45
         Partners International                      0.00
         Partners LargeCap Blend                     0.00
         Partners LargeCap Blend I                   0.00
         Partners LargeCap Growth                    0.02
         Partners LargeCap Growth I                  0.00
         Partners LargeCap Growth II                 0.00
         Partners LargeCap Value                     0.00
         Partners LargeCap Value I                   0.00
         Partners LargeCap Value II                  0.00
         Partners MidCap Growth                      0.00
         Partners MidCap Growth I                    0.00
         Partners MidCap Growth II                   0.00
         Partners MidCap Value                       0.00
         Partners MidCap Value I                     0.00
         Partners SmallCap Blend                     0.00
         Partners SmallCap Growth I                  0.00
         Partners SmallCap Growth II                 0.00
         Partners SmallCap Growth III                0.00
         Partners SmallCap Value                     0.00
         Partners SmallCap Value I                   0.00
         Partners SmallCap Value II                  0.00
         Preferred Securities                        0.00
         Principal LifeTime 2010                     0.00
         Principal LifeTime 2020                     0.00
         Principal LifeTime 2030                     0.00
         Principal LifeTime 2040                     0.00
         Principal LifeTime 2050                     0.00
         Principal Lifetime Strategic Income         0.00
         Real Estate Securities                      0.00
          Short-Term Bond                            1.61
         SmallCap Blend                             10.89
         SmallCap Growth                             0.02
         SmallCap S&P 600 Index                      0.00
         SmallCap Value                              0.00
         Tax-Exempt Bond                             0.00
         Ultra Short Bond                            0.01

The Directors and Officers of the Fund, member companies of the Principal Financial group and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "The Costs of Investing" in the prospectus for the Class A and Class B shares.


As of August 31, 2006, each of the following owned more than 25% of the voting securities of the specified Funds:

          SHAREHOLDER                                              PERCENTAGE
           OF RECORD                          FUND                OF OWNERSHIP
          -----------                         ----                ------------
 Principal LifeTime 2010 Fund    Ultra Short Bond Fund           32.7
                                 Disciplined LargeCap Blend
 Principal LifeTime 2020 Fund    Fund                            27.7
 Principal LifeTime 2020 Fund    Preferred Securities Fund       30.2
                                 Disciplined LargeCap Blend
 Principal LifeTime 2030 Fund    Fund                            26.0
 Principal LifeTime Strategic
 Income Fund                     Ultra Short Bond Fund           31.0
 Principal Life Insurance Co     High Yield Fund                 93.1
 Principal Life Insurance Co     Inflation Protection Fund       89.6
 Principal Life Insurance Co     International Growth Fund       38.0
 Principal Life Insurance Co     Partners Global Equity Fund     36.1
 Principal Life Insurance Co     Partners International Fund     92.0
 Principal Life Insurance Co     Partner LargeCap Blend Fund     62.2
 Principal Life Insurance Co     Partners LargeCap Growth Fund   90.6
                                 Partners LargeCap Growth Fund
 Principal Life Insurance Co     I                               81.4
                                 Partners LargeCap Growth Fund
 Principal Life Insurance Co     II                              55.2
 Principal Life Insurance Co     Partners LargeCap Value Fund    60.6
 Principal Life Insurance Co     Partners LargeCap Value Fund I  95.9
                                 Partners LargeCap Value Fund
 Principal Life Insurance Co     II                              97.7
 Principal Life Insurance Co     Partners MidCap Growth Fund     65.2
 Principal Life Insurance Co     Partners MidCap Growth Fund I   96.9
 Principal Life Insurance Co     Partners MidCap Growth Fund II  96.6
 Principal Life Insurance Co     Partners MidCap Value Fund      66.6
 Principal Life Insurance Co     Partners MidCap Value Fund I    96.2
 Principal Life Insurance Co     Partners SmallCap Blend Fund    97.3
                                 Partners SmallCap Growth Fund
 Principal Life Insurance Co     I                               79.3
                                 Partners SmallCap Growth Fund
 Principal Life Insurance Co     II                              83.0
                                 Partners SmallCap Growth Fund
 Principal Life Insurance Co     III                             60.0
 Principal Life Insurance Co     Partners SmallCap Value Fund    85.0
 Principal Life Insurance Co     Partners SmallCap Value Fund I  83.5
                                 Partners SmallCap Value Fund
 Principal Life Insurance Co     II                              98.3
 Principal Life Insurance Co     Principal LifeTime 2010 Fund    61.7
 Principal Life Insurance Co     Principal LifeTime 2020 Fund    62.2
 Principal Life Insurance Co     Principal LifeTime 2030 Fund    61.3
 Principal Life Insurance Co     Principal LifeTime 2040 Fund    66.3
 Principal Life Insurance Co     Principal LifeTime 2050 Fund    78.2
                                 Principal LifeTime Strategic
 Principal Life Insurance Co     Income Fund                     62.4
 Trustar - FBO Church of God
 P.O. BOX 8963                   High Quality Intermediate-Term
 WILMINGTON, DE 19899-0960       Bond Fund                       29.9

The address for each Principal LifeTime Fund and Principal Life Insurance Company is 711 High Street, Des Moines, IA 50392-0200. Shares owned by the Principal LifeTime Funds or Principal Life Insurance Company must be voted in the same proportion as shares of the Funds owned by other shareholders are voted. Therefore, neither the Principal LifeTime Funds nor Prinicpal Life Insurance Company exercise voting discretion.


The By-laws of the Principal Investors Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."


Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities"). Approval of such proposals would not be controlled merely by a Principal LifeTime Fund.


Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Fund.


As of August 31, 2006, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                           ADVISORS   ADVISORS  ADVISORS                                     CLASS  CLASS   CLASS
                FUND NAME                  PREFERRED   SELECT   SIGNATURE  PREFERRED  SELECT  INSTITUTIONAL    J      A       B
                ---------                  ---------  --------  ---------  ---------  ------  -------------  -----  -----   -----
 Bond & Mortgage Securities Fund              592       590        605        593      591         594        501    101     201
 Disciplined LargeCap Blend                   697       695        619        698      696         699               192     292
 Diversified International Fund               672       670        617        673      671         674        508    108     208
 Equity Income Fund                                                                                                  152     252
 Government & High Quality Bond Fund          612       610        607        613      611         614        503    153     253
 High Quality Intermediate-Term Bond Fund     622       620        608        623      621         624        504
 High Yield Fund                                                                                   798
 Inflation Protection Fund                    707       705        709        708      706         715        546    154
 International Emerging Markets Fund          662       660        616        663      661         664        507    107     207
 International Growth Fund                    812       810        618        813      811         814        509
 LargeCap Growth Fund                         702       700        625        703      701         704        512    112     212
 LargeCap S&P 500 Index Fund                  712       710        626        713      711         714        513    113
 LargeCap Value Fund                          722       720        627        723      721         724        514    114     214
 MidCap Blend Fund                            742       740        639        743      741         749        521    121     221
 MidCap Growth Fund                           752       750        645        753      751         759        522
 MidCap S&P 400 Index Fund                    762       760        646        763      761         769        523
 MidCap Value Fund                            772       770        647        773      771         774        524
 Money Market Fund                            782       780        648        783      781         784        525    199     299
 Partners Global Equity Fund                  857       855        859        858      856         865
 Partners International Fund                  787       785        649        788      786         789
 Partners LargeCap Blend Fund                 822       820        650        823      821         824        527    127     227
 Partners LargeCap Blend Fund I               692       690        651        693      691         694        511    111     211
 Partners LargeCap Growth Fund                827       825        652        828      826         829        544
 Partners LargeCap Growth Fund I              832       830        653        833      831         834        528    128     228
 Partners LargeCap Growth Fund II             842       840        654        843      841         844        529    129
 Partners LargeCap Value Fund                 852       850        655        853      851         854        530    180     280
 Partners LargeCap Value Fund I               802       800        656        803      801         804
 Partners LargeCap Value Fund II              779       777        796        795      778         797
 Partners MidCap Growth Fund                  872       870        658        873      871         874        532    182     282
 Partners MidCap Growth Fund I                877       875        659        878      876         879               186
 Partners MidCap Growth Fund II               718       716        775        719      717         776
 Partners MidCap Value Fund                   882       880        665        883      881         884        533    183     283
 Partners MidCap Value Fund I                 892       890        666        893      891         894
 Partners SmallCap Blend Fund                 887       885        667        888      886         889
 Partners SmallCap Growth Fund I              902       900        668        906      901         904        534
 Partners SmallCap Growth Fund II             913       911        669        914      912         915        535    185     285
 Partners SmallCap Growth Fund III            817       815        675        818      816         819
 Partners SmallCap Value Fund                 922       920        676        923      921         924        536
 Partners SmallCap Value Fund I               927       925        677        928      926         935
 Partners SmallCap Value Fund II              837       835        678        838      836         839
 Preferred Securities Fund                    938       936        679        939      937         929        545    195
 Principal LifeTime 2010 Fund                 727       725        628        728      726         729        515    109
 Principal LifeTime 2020 Fund                 732       730        629        733      731         734        516    116     216
 Principal LifeTime 2030 Fund                 737       735        635        738      736         739        517    117     217
 Principal LifeTime 2040 Fund                 746       744        636        747      745         748        518    118     218
 Principal LifeTime 2050 Fund                 756       754        637        757      755         758        519    119     219
 Principal LifeTime Strategic Income Fund     766       764        638        767      765         768        520    123     223
 Real Estate Securities Fund                  932       930        685        933      931         934        537    187     287
 Short-Term Bond Fund                         642       640        615        643      641         644        506    156
 SmallCap Blend Fund                          942       940        686        943      941         944        538    188     288
 SmallCap Growth Fund                         952       950        687        953      951         954        539
 SmallCap S&P 600 Index Fund                  962       960        688        963      961         964        540
 SmallCap Value Fund                          972       970        689        973      971         974        541    191     291
 Tax-Exempt Bond Fund                                                                                                151     251
 Ultra Short Bond Fund                        987       985        989        988      986         990        547    102

FUND/CLASS                                                       PERCENTAGE OF
  NUMBER     NAME AND ADDRESS                                      OWNERSHIP
   592      DELAWARE CHARTER GUARANTEE & TRUST                        13.5
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   592      DELAWARE CHARTER GUARANTEE & TRUST                        84.4
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
   590      DELAWARE CHARTER GUARANTEE & TRUST                        20.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   590      DELAWARE CHARTER GUARANTEE & TRUST                        80.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
   605      DELAWARE CHARTER GUARANTEE & TRUST                        99.1
            711 HIGH STREET
            DES MOINES, IA 50303
   594      MUTUAL FUND ACCOUNTING                                    11.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
             711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      MUTUAL FUND ACCOUNTING                                    25.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
             711 HIGH STREET
             DES MOINES, IA 50392-0200
   595      MUTUAL FUND ACCOUNTING                                    33.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      MUTUAL FUND ACCOUNTING                                     6.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      MUTUAL FUND ACCOUNTING                                    20.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
             711 HIGH STREET
            DES MOINES, IA 50392-0200
   593      DELAWARE CHARTER GUAR & TRUST                              5.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   593      DELAWARE CHARTER GUARANTEE & TRUST                        70.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0200
   593      TRUSTAR                                                   15.6
             P.O. BOX 8963
             WILMINGTON, DE 19899-0200
   591      DELAWARE CHARTER GUARANTEE & TRUST                        99.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0200
   697      DCGT AS TTEE AND/OR                                       98.8
            711 HIGH STREET
            DES MOINES, IA 50303-020043638
   695      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-020043638
   619      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-020043638
   699      MUTUAL FUND ACCOUNTING                                    10.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020043638
   699      MUTUAL FUND ACCOUNTING                                    31.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-020043638
   699      MUTUAL FUND ACCOUNTING                                    15.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020043638
   699      MUTUAL FUND ACCOUNTING                                     7.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020043638
   699      MUTUAL FUND ACCOUNTING                                    29.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020043638
   698      DCGT AS TTEE AND/OR                                       98.7
            711 High Street
             DES MOINES, IA 50303-020043638
   696      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
            DES MOINES, IA 50303-020043638
   672      DELAWARE CHARTER GUARANTEE & TRUST                        11.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 503924512362538
   672      DELAWARE CHARTER GUARANTEE & TRUST                        86.5
             711 HIGH STREET
            DES MOINES, IA 503034512362538
   670      DELAWARE CHARTER GUARANTEE & TRUST                        95.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 503924512362538
   617      DELAWARE CHARTER GUARANTEE & TRUST                        97.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 503924512362538
   674      THE PRINCIPAL TRUST FOR POST                              12.1
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-048062538
   674      PRINCIPAL TRUST FOR LIFE INS                               6.8
            5016 ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-048062538
   674      PRINCIPAL TRUST FOR HEALTH                                10.6
            5025 ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-048062538
   674      THE PRINCIPAL TRUST FOR POST                              62.2
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-048062538
   673      DELAWARE CHARTER GUAR & TRUST                             24.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-048062538
   673      DELAWARE CHARTER GUARANTEE & TRUST                        63.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-048062538
   671      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-048062538
   612      DELAWARE CHARTER GUARANTEE & TRUST                        34.1
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480-6257
   612      DELAWARE CHARTER GUARANTEE & TRUST                        63.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480-6257
   610      DELAWARE CHARTER GUARANTEE & TRUST                         5.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480-6257
   610      DELAWARE CHARTER GUARANTEE & TRUST                        95.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480-6257
   607      DELAWARE CHARTER GUARANTEE & TRUST                         5.2
            711 HIGH STREET
            DES MOINES, IA 50303-0480-6257
   607      DELAWARE CHARTER GUARANTEE & TRUST                        95.1
            711 HIGH STREET
            DES MOINES, IA 50303-0480-6257
   613      BANKERS TRUST COMPANY                                      6.0
            ATTN DEBBIE WILLIAMS 453
             7TH ST
            DES MOINES, IA 50309-4110-6257
   613      DELAWARE CHARTER GUAR & TRUST                             15.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-4110-6257
   613      WELLS FARGO TRUST COMPANY                                  6.0
            ATTN DEANNA SWERTZIC
             1919 DOUGLAS ST
             OMAHA, NE 68102-1317-4110-6257
   613      DELAWARE CHARTER GUARANTEE & TRUST                        18.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110-6257
   613      DELAWARE CHARTER GUARANTEE & TRUST                        47.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110-6257
   611      DELAWARE CHARTER GUARANTEE & TRUST                        11.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-4110-6257
   611      DELAWARE CHARTER GUARANTEE & TRUST                        88.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-4110-6257
   622      DELAWARE CHARTER GUARANTEE & TRUST                        12.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110-2808
   622      TRUSTAR                                                   85.1
             P.O. BOX 8963
            WILMINGTON, DE 19899-4110-2808
   620      DELAWARE CHARTER GUARANTEE & TRUST                        11.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-4110-2808
   620      DELAWARE CHARTER GUARANTEE & TRUST                        88.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110-2808
   608      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-4110-2808
   623      WELLS FARGO TRUST COMPANY                                 10.6
             ATTN DEANNA SWERTZIC
             1919 DOUGLAS ST
             OMAHA, NE 68102-1317-4110-2808
   623      DELAWARE CHARTER GUARANTEE & TRUST                        80.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110-2808
   621      DELAWARE CHARTER GUARANTEE & TRUST                        99.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-4110-2808
   798      PRINCIPAL LIFE INSURANCE CO                               93.1
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREE
             DES MOINES, IA 50392-8932-2808
   707      DELAWARE CHARTER GUARANTEE & TRUST                        92.2
            711 HIGH STREET
             DES MOINES, IA 50303-0810-2808
   705      DELAWARE CHARTER GUARANTEE & TRUST                       100.2
            711 HIGH STREET
             DES MOINES, IA 50303-0810-2808
   709      DELAWARE CHARTER GUARANTEE & TRUST                       100.1
            711 HIGH STREET
             DES MOINES, IA 50303-0810-2808
   154      ROBERT DIECKHAUS                                           9.4
            109 CLUB CREEK CT
            PO BOX 17
             SAINT ALBANS, MO 63073-0017808
   154      HENRY HARMON                                               5.1
            3131 FLEUR DR APT 901
            DES MOINES, IA 50321-175117808
   154      PERSHING LLC                                               8.6
             P. O. BOX 2052
            JERSEY CITY, NJ 07303-99987808
   715      PRINCIPAL LIFE INSURANCE CO                              100.3
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 503923-99987808
   708      DELAWARE CHARTER GUARANTEE & TRUST                        72.5
            711 HIGH STREET
            DES MOINES, IA 503033-99987808
   708      BANKERS TRUST COMPANY E826                                25.9
            ATTN DEBBIE WILLIAM
            453 7TH ST
            DES MOINES, IA 50309-411087808
   706      DELAWARE CHARTER GUARANTEE & TRUST                       100.2
            711 HIGH STREET
            DES MOINES, IA 50303-411087808
   662      DELAWARE CHARTER GUARANTEE & TRUST                        13.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-411087808
   662      DELAWARE CHARTER GUARANTEE & TRUST                        80.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-411087808
   660      DELAWARE CHARTER GUARANTEE & TRUST                        99.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-411087808
   616      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
            711 HIGH STREET
            DES MOINES, IA 50303-411087808
   663      DELAWARE CHARTER GUAR & TRUST                             50.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-411087808
   663      DELAWARE CHARTER GUARANTEE & TRUST                         2.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-411087808
   663      DELAWARE CHARTER GUARANTEE & TRUST                        41.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-411087808
   661      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-411087808
   812      DELAWARE CHARTER GUARANTEE & TRUST                         8.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932-6257
   812      DELAWARE CHARTER GUARANTEE & TRUST                        88.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932-6257
   810      DELAWARE CHARTER GUARANTEE & TRUST                         5.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-8932-6257
   810      DELAWARE CHARTER GUARANTEE & TRUST                        93.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932-6257
   618      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-8932-6257
   814      PRINCIPAL LIFE INSURANCE CO                               43.1
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932-6257
   814      MUTUAL FUND ACCOUNTING                                    16.2
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200-6257
   814      MUTUAL FUND ACCOUNTING                                     7.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200-6257
   814      MUTUAL FUND ACCOUNTING                                    17.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200-6257
   813      DELAWARE CHARTER GUARANTEE & TRUST                        92.1
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-6257
   811      DELAWARE CHARTER GUARANTEE & TRUST                        97.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0200-6257
   702      DELAWARE CHARTER GUARANTEE & TRUST                        97.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-081016257
   700      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-081016257
   625      DELAWARE CHARTER GUARANTEE & TRUST                        98.2
            711 HIGH STREET
            DES MOINES, IA 50303-081016257
   704      MUTUAL FUND ACCOUNTING                                     9.2
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-020016257
   704      MUTUAL FUND ACCOUNTING                                    23.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020016257
   704      MUTUAL FUND ACCOUNTING                                    12.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020016257
   704      MUTUAL FUND ACCOUNTING                                     6.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020016257
   704      MUTUAL FUND ACCOUNTING                                    23.2
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020016257
   704      THE PRINCIPAL TRUST FOR POST                               8.2
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-048016257
   703      DELAWARE CHARTER GUAR & TRUST                              7.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-048016257
   703      DELAWARE CHARTER GUARANTEE & TRUST                         6.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-048016257
   703      DELAWARE CHARTER GUARANTEE & TRUST                        85.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-048016257
   701      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-048016257
   712      DELAWARE CHARTER GUARANTEE & TRUST                         9.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480772255
   712      DELAWARE CHARTER GUARANTEE & TRUST                        68.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   712      TRUSTAR                                                   19.7
            P.O. BOX 8963
            WILMINGTON, DE 19899-0480772255
   710      DELAWARE CHARTER GUARANTEE & TRUST                        17.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   710      DELAWARE CHARTER GUARANTEE & TRUST                        82.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   626      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0480772255
   713      DELAWARE CHARTER GUAR & TRUST                              6.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480772255
   713      DELAWARE CHARTER GUARANTEE & TRUST                        13.1
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480772255
   713      DELAWARE CHARTER GUARANTEE & TRUST                        75.0
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   711      DELAWARE CHARTER GUARANTEE & TRUST                         7.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   711      DELAWARE CHARTER GUARANTEE & TRUST                        92.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480772255
   722      DELAWARE CHARTER GUARANTEE & TRUST                        10.2
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-1903465955
   722      DELAWARE CHARTER GUARANTEE & TRUST                        82.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-1903465955
   720      DELAWARE CHARTER GUARANTEE & TRUST                         7.1
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-1903465955
   720      DELAWARE CHARTER GUARANTEE & TRUST                        92.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-1903465955
   627      DELAWARE CHARTER GUARANTEE & TRUST                        19.8
            711 HIGH STREET
             DES MOINES, IA 50303-1903465955
   627      DELAWARE CHARTER GUARANTEE & TRUST                        80.2
            711 HIGH STREET
            DES MOINES, IA 50303-1903465955
   724      MUTUAL FUND ACCOUNTING                                     9.8
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200465955
   724      MUTUAL FUND ACCOUNTING                                    23.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200465955
   724      MUTUAL FUND ACCOUNTING                                    12.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200465955
   724      MUTUAL FUND ACCOUNTING                                     6.1
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
             711 HIGH STREET
             DES MOINES, IA 50392-0200465955
   724      MUTUAL FUND ACCOUNTING                                    23.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200465955
   724      THE PRINCIPAL TRUST FOR POST                              14.4
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480465955
   723      DELAWARE CHARTER GUAR & TRUST                             28.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480465955
   723      WELLS FARGO TRUST COMPANY                                 15.5
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317-0480465955
   723      DELAWARE CHARTER GUARANTEE & TRUST                        48.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0480465955
   721      DELAWARE CHARTER GUARANTEE & TRUST                        57.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480465955
   721      NATIONWIDE TRUST COMPANY FSB                              42.5
            C/O IPO PORTFOLIO ACCOUNTING
             PO BOX 182029
            COLUMBUS, OH 43218-202980465955
   721      NATIONWIDE TRUST COMPANY FSB                              42.5
            C/O IPO PORTFOLIO ACCOUNTING
             PO BOX 182029
             COLUMBUS, OH 43218-202980465955
   742      DELAWARE CHARTER GUARANTEE & TRUST                         9.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039202980075955
   742      DELAWARE CHARTER GUARANTEE & TRUST                        83.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039202980075955
   740      DELAWARE CHARTER GUARANTEE & TRUST                        99.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039202980075955
   639      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 5030302980075955
   743      DELAWARE CHARTER GUAR & TRUST                             36.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810075955
   743      DELAWARE CHARTER GUARANTEE & TRUST                        49.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392-0810075955
   741      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392-0810075955
   752      DELAWARE CHARTER GUARANTEE & TRUST                        92.7
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960181955
   750      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0960181955
   645      DCGT AS TTEE AND/OR                                      100.0
            ATTN NPIO TRADE DESK
            711 High Street
            DES MOINES, IA 50303-0960181955
   759      STATE STREET BANK & TRUST COMPANY                         97.4
            BOX 5496
            BOSTON, MA 022060303-0960181955
   759      STATE STREET BANK & TRUST COMPANY                         97.4
            BOX 5496
            BOSTON, MA 022060303-0960181955
   753      DELAWARE CHARTER GUARANTEE & TRUST FBO PRINCIPAL          77.7
            FINANCIAL GROUP ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960181955
   753      PRINCIPAL TRUST COMPANY                                   13.1
            1013 CENTRE ROAD
             WILMINGTON, DE 19805-0960181955
   753      PRINCIPAL TRUST COMPANY                                    0.0
            ATTN Susan Saggione
            1013 Centre Rd
            WILMINGTON, IA 19805-0960181955
   751      DCGT AS TTEE AND/OR                                       91.8
            ATTN NPIO TRADE DESK
            711 High Street
            DES MOINES, IA 50303-0810181955
   762      DELAWARE CHARTER GUARANTEE & TRUST                        11.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   762      DELAWARE CHARTER GUARANTEE & TRUST                        78.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   760      DELAWARE CHARTER GUARANTEE & TRUST                        11.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   760      DELAWARE CHARTER GUARANTEE & TRUST                        88.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   646      DELAWARE CHARTER GUARANTEE & TRUST                        96.2
            711 HIGH STREET
             DES MOINES, IA 50303-0810181955
   763      DELAWARE CHARTER GUARANTEE & TRUST                        28.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            11 HIGH STREET
            DES MOINES, IA 50392-0810181955
   763      DELAWARE CHARTER GUARANTEE & TRUST                        65.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   761      DELAWARE CHARTER GUARANTEE & TRUST                        12.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   761      DELAWARE CHARTER GUARANTEE & TRUST                        87.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810181955
   772      DELAWARE CHARTER GUARANTEE & TRUST                        62.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932781955
   772      LUTHERAN HOMES                                             7.8
            DAVID SPLITTGERBER
             300 MINISTRY DR
            I IRMO, SC 29063 50392-8932781955
   772      FLORIDA DESIGN CONSULTANTS INC                             5.8
             KEITH MAZUR
             3030 STARKEY BLVD
             NEW PORT RICHEY, FL 34655781955
   772      PRINCIPAL TRUST COMPANY                                    8.3
            1013 CENTRE RD
             WILMINGTON, DE 1980534655781955
   770      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039234655781955
   647      DELAWARE CHARTER GUARANTEE & TRUST                        82.4
             711 HIGH STREET
             DES MOINES, IA 50303-0810781955
   774      BROWN BROTHERS HARRIMAN & CO
            ATTN: R&A - INVESTMENT FUNDS GLOBAL DISTRIBTUION         100.0
            CENTER
            525 WASHINGTON BLVD
            JERSEY CITY, NJ 07310-160681955
   773      BANKERS TRUST COMPANY                                      8.0
            ATTN: DEBBIE WILLIAMS
             453 7TH ST
             DES MOINES, IA 50309-4110681955
   773      DELAWARE CHARTER GUARANTEE & TRUST                        56.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110681955
   773      PRINCIPAL TRUST COMPANY                                   11.7
            1013 CENTRE RD
            WILMINGTON, DE 19805-4110681955
   773      PRINCIPAL TRUST COMPANY                                    6.0
            1013 CENTRE RD
             WILMINGTON, DE 19805-4110681955
   771      DELAWARE CHARTER GUARANTEE & TRUST                        97.3
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-4110681955
   782      DELAWARE CHARTER GUARANTEE & TRUST                        27.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-1265631955
            PRINCIPAL TRUST COMPANY                                   10.0
             1521 WESTBRANCH DR ST E 200
             MCLEAN, VA 22102-32011265631955
   782      TRI-MARINE INTERNATIONAL                                   7.6
            ATTN ARTHUR GALLAN
            A 220 CANNERY ST
             SAN PEDRO, CA 90731-73085631955
   782      TRUSTAR                                                   11.3
             P.O. BOX 8963
            WILMINGTON, DE 1989973085631955
   780      DELAWARE CHARTER GUARANTEE & TRUST                        97.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039273085631955
   648      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
            711 HIGH STREET
             DES MOINES, IA 5030373085631955
   199      PERSHING LLC AS AGENT                                     32.9
            ATTN CASH MANAGMENT SERVICES
            1 PERSHING PLZ
            JERSEY CITY, NJ 07399-000131955
   199      DELAWARE CHARTER GUAR & TRUST CO                           8.3
            PO BOX 8738
             WILMINGTON, DE 19899-8738131955
   299      NANCY MAGLIANO                                             5.0
            9900 CYPRESS LAKES DR
             LAKELAND, FL 33810-430038131955
   784      COMPUTERSHARE INVESTOR SERVICES LLC                       98.9
             2 NORTH LA SALLE ST 3RD FL
             CHICAGO, IL 606020-430038131955
   784      COMPUTERSHARE INVESTOR SERVICES LLC                       98.9
             2 NORTH LA SALLE ST 3RD FL
             CHICAGO, IL 606020-430038131955
   783      DELAWARE CHARTER GUAR & TRUST                             10.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039230038131955
   783      DELAWARE CHARTER GUARANTEE & TRUST                        61.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039230038131955
   783      INSURANCE SERVICES OFFICE INC                              5.7
            545 WASHINGTON BLVD
            JERSEY CITY, NJ 07310-160731955
   781      DELAWARE CHARTER GUARANTEE & TRUST                        97.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 503920-160731955
   857      DCGT AS TTEE AND/OR                                      100.0
            711 High Street
            DES MOINES, IA 503030-160762585
   855      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
            DES MOINES, IA 503030-160762585
   859      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
             DES MOINES, IA 503030-160762585
   865      PRINCIPAL LIFE INSURANCE CO                               44.2
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810762585
   858      DCGT AS TTEE AND/OR                                       57.1
            711 High Street
            DES MOINES, IA 50303-0810762585
   858      DCGT AS TTEE AND/OR                                       42.9
             711 High Street
            DES MOINES, IA 50303-0810762585
   856      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810762585
   787      DELAWARE CHARTER GUARANTEE & TRUST                        95.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   785      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   649      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0810762585
   789      PRINCIPAL LIFE INSURANCE CO                              100.0
            BO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   788      DELAWARE CHARTER GUARANTEE & TRUST                        96.8
            FBO PRINCIPA FINACIAL GROUP
            711 HIGH STREET
            DES MOINES, IA 50303-0810762585
   786      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810762585
   822      DELAWARE CHARTER GUARANTEE & TRUST                         6.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET DES MOINES, IA 50392-0810762585
   822      DELAWARE CHARTER GUARANTEE & TRUST                        93.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   820      DELAWARE CHARTER GUARANTEE & TRUST                        96.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK 711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   650      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810762585
   824      PRINCIPAL LIFE INSURANCE CO                               93.3
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   823      DELAWARE CHARTER GUARANTEE & TRUST                        94.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   821      DELAWARE CHARTER GUARANTEE & TRUST                        95.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810762585
   692      DELAWARE CHARTER GUARANTEE & TRUST                        99.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-96385
   690      DELAWARE CHARTER GUARANTEE & TRUST                        12.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-96385
   690      DELAWARE CHARTER GUARANTEE & TRUST                        87.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-96385
   651      DELAWARE CHARTER GUARANTEE & TRUST                        99.8
            711 HIGH STREET
            DES MOINES, IA 50303-0960-96385
   693      DELAWARE CHARTER GUAR & TRUST                             43.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810-96385
   693      DELAWARE CHARTER GUARANTEE & TRUST                        13.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810-96385
   693      DELAWARE CHARTER GUARANTEE & TRUST                        35.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810-96385
   693      J MOORHOUSE. TRUSTEES                                      3.2
             PO BOX 81075
            BAKERSFIELD, CA 933800810-96385
   691      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039200810-96385
   827      DELAWARE CHARTER GUARANTEE & TRUST                        36.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039200960104475
   827      DELAWARE CHARTER GUARANTEE & TRUST                        61.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039200960104475
   825      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039200960104475
   652      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 5030300960104475
   829      PRINCIPAL LIFE INSURANCE                                 100.0
            ATTN RIS NPIO TRADE DESK
            711 HIGHT STREET
            DES MOINES, IA 5039200960104475
   832      DELAWARE CHARTER GUARANTEE & TRUST                        13.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   832      DELAWARE CHARTER GUARANTEE & TRUST                        84.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   830      DELAWARE CHARTER GUARANTEE & TRUST                         8.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   830      DELAWARE CHARTER GUARANTEE & TRUST                        91.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392-0810104475
   653      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0810104475
   834      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   833      DELAWARE CHARTER GUARANTEE & TRUST                        10.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   833      DELAWARE CHARTER GUARANTEE & TRUST                        84.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810104475
   831      DELAWARE CHARTER GUARANTEE & TRUST                        10.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   831      DELAWARE CHARTER GUARANTEE & TRUST                        90.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810104475
   842      DELAWARE CHARTER GUARANTEE & TRUST                        92.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-62575
   840      DELAWARE CHARTER GUARANTEE & TRUST                        97.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-62575
   654      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0960-62575
   129      JEAN EUCHER                                                6.0
             4655 TURNBERRY DR
            WEST DES MOINES, IA 50265-52465
   129      STEVEN HUGHES                                              5.7
            6929 HILLSWICK DR
             CHARLOTTE, NC 28215-37295-52465
   844      PRINCIPAL LIFE INSURANCE CO                               60.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039237295-52465
   844      MUTUAL FUND ACCOUNTING                                    12.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   844      MUTUAL FUND ACCOUNTING                                     6.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   844      MUTUAL FUND ACCOUNTING                                    12.1
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   843      DELAWARE CHARTER GUARANTEE & TRUST                        97.4
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   841      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   852      DELAWARE CHARTER GUARANTEE & TRUST                         7.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-52465
   852      DELAWARE CHARTER GUARANTEE & TRUST                        91.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-52465
   850      DELAWARE CHARTER GUARANTEE & TRUST                         5.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-52465
   850      DELAWARE CHARTER GUARANTEE & TRUST                        93.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-52465
   655      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0960-52465
   854      PRINCIPAL LIFE INSURANCE CO                               74.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960-52465
   854      MUTUAL FUND ACCOUNTING                                     7.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200-52465
   854      MUTUAL FUND ACCOUNTING                                     7.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   853      DELAWARE CHARTER GUARANTEE & TRUST                         6.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   853      DELAWARE CHARTER GUARANTEE & TRUST                        85.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   851      DELAWARE CHARTER GUARANTEE & TRUST                        97.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200-52465
   802      DCGT AS TTEE AND/OR                                       99.0
            711 HIGH STREET
             DES MOINES, IA 50303-0960306385
   800      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960306385
   656      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0960306385
   804      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960306385
   803      DELAWARE CHARTER GUARANTEE & TRUST                        91.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960306385
   803      DCGT AS TTEE AND/OR                                        8.6
            711 High Street
            DES MOINES, IA 50303-0960306385
   801      DCGT AS TTEE AND/OR                                      100.0
            711 High Street
            DES MOINES, IA 50303-0960306385
   779      DELAWARE CHARTER GUARANTEE & TRUST                        97.2
             711 HIGH STREET
             DES MOINES, IA 50303-0810306385
   777      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810306385
   796      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0810306385
   797      PRINCIPAL LIFE INSURANCE CO                              100.0
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810306385
   795      DELAWARE CHARTER GUARANTEE & TRUST                        99.6
            711 HIGH STREET
             DES MOINES, IA 50303-0810306385
   872      DELAWARE CHARTER GUARANTEE & TRUST                         6.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810306385
   872      DELAWARE CHARTER GUARANTEE & TRUST                        92.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810306385
   870      DELAWARE CHARTER GUARANTEE & TRUST                        96.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810306385
   658      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810306385
   874      PRINCIPAL LIFE INSURANCE CO                              100.0
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810306385
   873      DELAWARE CHARTER GUAR & TRUST                             10.3
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810306385
   873      DELAWARE CHARTER GUARANTEE & TRUST                        85.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810306385
   871      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392-0810306385
   877      DELAWARE CHARTER GUARANTEE & TRUST                        95.6
            711 HIGH STREET
            DES MOINES, IA 50303-0960486385
   875      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960486385
   659      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREE
             DES MOINES, IA 50303-0960486385
   186      MICHAEL OLSON                                              8.1
            16045 S WYANDOTTE DR
             OLATHE, KS 66062-39350960486385
   186      LINDA L LONNBERG-PARDINI TRUST                            10.3
            PO BOX 531
            PLEASANTON, CA 94566-0053486385
   186      JEANETTE A MEEK FAMILY TRUST                               9.3
            15103 AVENUE 288
             VISALIA, CA 93292-9669053486385
   879      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039269053486385
   878      DELAWARE CHARTER GUARANTEE & TRUST                        79.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039269053486385
   878      DCGT AS TTEE AND/OR                                       17.0
            711 High Street
             DES MOINES, IA 5030369053486385
   876      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039269053486385
   718      DELAWARE CHARTER GUARANTEE & TRUST                        99.3
            711 HIGH STREET
            DES MOINES, IA 50303-0960486385
   716      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0960486385
   775      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             711 HIGH STREET
             DES MOINES, IA 50303-0960486385
   776      PRINCIPAL LIFE INSURANCE CO                              100.0
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960486385
   719      DELAWARE CHARTER GUARANTEE & TRUST                        76.6
            711 HIGH STREET
            DES MOINES, IA 50303-0960486385
   719      PRINCIPAL TRUST COMPANY                                    7.5
            SUSAN SAGGIONE
             1013 CENTRE RD
             WILMINGTON, DE 19805-0960486385
   719      EMC NATIONAL LIFE INSURANCE COMPANY                        7.3
            ATTN Keith Troester
             4095 NW Urbandale Drive
             URBANDALE, IA 50322791460486385
   717      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 5030391460486385
   882      DELAWARE CHARTER GUARANTEE & TRUST                         9.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039291410486385
   882      DELAWARE CHARTER GUARANTEE & TRUST                        87.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039291410486385
   880      DELAWARE CHARTER GUARANTEE & TRUST                        95.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039291410486385
   665      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 5030391410486385
   283      PAUL LIDGARD                                               7.8
             0317 RANSON SW
             GRANDVILLE, MI 4941891410486385
   884      PRINCIPAL LIFE INSURANCE CO                               95.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039291410486385
   883      DELAWARE CHARTER GUARANTEE & TRUST                        92.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039291410486385
   881      DELAWARE CHARTER GUARANTEE & TRUST                        99.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039291410486385
   892      DELAWARE CHARTER GUARANTEE & TRUST                        93.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960036385
   890      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960036385
   666      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
            711 HIGH STREET
            DES MOINES, IA 50303-0960036385
   894      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960036385
   893      DELAWARE CHARTER GUARANTEE & TRUST                        96.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960036385
   891      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0960036385
   887      DELAWARE CHARTER GUARANTEE & TRUST                        95.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810036385
   885      DELAWARE CHARTER GUARANTEE & TRUST                        99.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810036385
   667      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0810036385
   889      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810036385
   888      BOARD OF TRUSTEE OF IEASO 401K                            13.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810036385
   888      DELAWARE CHARTER GUARANTEE & TRUST                        79.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810036385
   888      J MOORHOUSE. TRUSTEES                                      1.8
             PO BOX 81075
             BAKERSFIELD, CA 933800810036385
   886      DELAWARE CHARTER GUARANTEE & TRUST                        99.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039200810036385
   902      DELAWARE CHARTER GUARANTEE & TRUST                        79.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039200810036385
   902      LOS ANGELES COUNTY FAIR ASSOCIATION                        7.2
            ATTN RAY ORTEGASO
            1101 W MCKINLEY AVE
             POMONA, CA 91768-16390810036385
   900      DELAWARE CHARTER GUARANTEE & TRUST                        20.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039290810036385
   900      DELAWARE CHARTER GUARANTEE & TRUST                        79.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039290810036385
   668      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 5030390810036385
   904      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039290810036385
   906      DELAWARE CHARTER GUARANTEE & TRUST                         6.7
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039290810036385
   906      DELAWARE CHARTER GUARANTEE & TRUST                        90.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039290810036385
   901      DELAWARE CHARTER GUARANTEE & TRUST                        30.2
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039290810036385
   901      DELAWARE CHARTER GUARANTEE & TRUST                        69.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039290810036385
   913      DELAWARE CHARTER GUARANTEE & TRUST                         9.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810136385
   913      DELAWARE CHARTER GUARANTEE & TRUST                        87.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810136385
   911      DELAWARE CHARTER GUARANTEE & TRUST                        11.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810136385
   911      DELAWARE CHARTER GUARANTEE & TRUST                        88.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            11 HIGH STREET
            DES MOINES, IA 50392-0810136385
   669      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             711 HIGH STREET
            DES MOINES, IA 50303-0810136385
   915      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810136385
   914      DELAWARE CHARTER GUARANTEE & TRUST                        89.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810136385
   912      DELAWARE CHARTER GUARANTEE & TRUST                        96.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810136385
   817      DELAWARE CHARTER GUARANTEE & TRUST                        92.6
            711 HIGH STREET
            DES MOINES, IA 50303-0960187385
   817      DCGT AS TTEE AND/OR                                        7.4
            711 HIGH STREET
            DES MOINES, IA 50303-0960187385
   815      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960187385
   675      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
            DES MOINES, IA 50303-0960187385
   819      PRINCIPAL LIFE INSURANCE CO                               60.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0960187385
   819      MUTUAL FUND ACCOUNTING                                    12.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   819      MUTUAL FUND ACCOUNTING                                     7.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   819      MUTUAL FUND ACCOUNTING                                    14.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
             711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   818      DELAWARE CHARTER GUARANTEE & TRUST                        99.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200187385
   816      DCGT AS TTEE AND/OR                                      100.0
            711 High Street
            DES MOINES, IA 50303-0200187385
   922      DELAWARE CHARTER GUARANTEE & TRUST                        10.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   922      DELAWARE CHARTER GUARANTEE & TRUST                        89.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   920      DELAWARE CHARTER GUARANTEE & TRUST                        23.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   920      DELAWARE CHARTER GUARANTEE & TRUST                        76.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   676      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810187385
   924      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   923      DELAWARE CHARTER GUARANTEE & TRUST                        14.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   923      DELAWARE CHARTER GUARANTEE & TRUST                        84.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   921      DELAWARE CHARTER GUARANTEE & TRUST                        96.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   927      DELAWARE CHARTER GUARANTEE & TRUST                        12.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   927      DELAWARE CHARTER GUARANTEE & TRUST                        84.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   925      DELAWARE CHARTER GUARANTEE & TRUST                        30.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   925      DELAWARE CHARTER GUARANTEE & TRUST                        69.2
             FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   677      DELAWARE CHARTER GUARANTEE & TRUST                        92.4
            711 HIGH STREET
             DES MOINES, IA 50303-0810187385
   677      DCGT AS TTEE AND/OR                                        7.6
            711 High Street
            DES MOINES, IA 50303-0810187385
   935      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   928      DELAWARE CHARTER GUARANTEE & TRUST                        91.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   926      DELAWARE CHARTER GUARANTEE & TRUST                        98.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   837      DELAWARE CHARTER GUARANTEE & TRUST                        96.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   835      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   678      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810187385
   839      PRINCIPAL LIFE INSURANCE CO                              100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   838      DELAWARE CHARTER GUARANTEE & TRUST                        92.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   838      DCGT AS TTEE AND/OR                                        8.0
            711 HIGH STREET
            DES MOINES, IA 50303-0810187385
   836      DCGT AS TTEE AND/OR                                      100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810187385
   938      DCGT AS TTEE AND/OR                                       96.7
            711 High Street
            DES MOINES, IA 50303-0810187385
   936      DCGT AS TTEE AND/OR                                       39.5
            711 HIGH STREET
            DES MOINES, IA 50303-0810187385
   679      DELAWARE CHARTER GUARANTEE & TRUST                        99.7
            711 HIGH STREET
            DES MOINES, IA 50303-0810187385
   929      PRINCIPAL LIFE INSURANCE CO                               19.9
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810187385
   929      MUTUAL FUND ACCOUNTING                                    17.0
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200187385
   929      MUTUAL FUND ACCOUNTING                                    31.9
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   929      MUTUAL FUND ACCOUNTING                                     5.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   929      MUTUAL FUND ACCOUNTING                                     7.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
             711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   929      MUTUAL FUND ACCOUNTING                                    17.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200187385
   727      DELAWARE CHARTER GUARANTEE & TRUST                        16.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   727      DELAWARE CHARTER GUARANTEE & TRUST                        81.8
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   725      DELAWARE CHARTER GUARANTEE & TRUST                         5.3
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   725      DELAWARE CHARTER GUARANTEE & TRUST                        94.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   628      DELAWARE CHARTER GUARANTEE & TRUST                        99.8
            711 HIGH STREET
             DES MOINES, IA 50303-0810187385
   729      PRINCIPAL LIFE INSURANCE CO                               99.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   728      DELAWARE CHARTER GUARANTEE & TRUST                        95.7
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   726      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810187385
   732      DELAWARE CHARTER GUARANTEE & TRUST                        12.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   732      DELAWARE CHARTER GUARANTEE & TRUST                        86.7
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   730      DELAWARE CHARTER GUARANTEE & TRUST                         5.1
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   730      DELAWARE CHARTER GUARANTEE & TRUST                        94.8
             FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   629      DELAWARE CHARTER GUARANTEE & TRUST                        98.8
            711 HIGH STREET
            DES MOINES, IA 50303-0960787385
   734      PRINCIPAL LIFE INSURANCE CO                               99.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   733      DELAWARE CHARTER GUARANTEE & TRUST                        95.6
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   731      DELAWARE CHARTER GUARANTEE & TRUST                        99.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392-0960787385
   737      DELAWARE CHARTER GUARANTEE & TRUST                         8.4
            FBO PRINCIPAL FINANCIAL GROUP A
            TTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   737      DELAWARE CHARTER GUARANTEE & TRUST                        89.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   735      DELAWARE CHARTER GUARANTEE & TRUST                        95.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960787385
   635      DELAWARE CHARTER GUARANTEE & TRUST                        98.7
            711 HIGH STREET
            DES MOINES, IA 50303-0960787385
   739      PRINCIPAL LIFE INSURANCE CO                               99.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960787385
   738      DELAWARE CHARTER GUARANTEE & TRUST                        95.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK 7
            11 HIGH STREET
             DES MOINES, IA 50392-0960787385
   736      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960787385
   746      DELAWARE CHARTER GUARANTEE & TRUST                         7.9
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09601L 385
   746      DELAWARE CHARTER GUARANTEE & TRUST                        91.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09601L 385
   744      DELAWARE CHARTER GUARANTEE & TRUST                        95.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09601L 385
   636      DELAWARE CHARTER GUARANTEE & TRUST                        99.3
             711 HIGH STREET
             DES MOINES, IA 50303-09601L 385
   748      PRINCIPAL LIFE INSURANCE CO                               99.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-09601L 385
   747      DELAWARE CHARTER GUARANTEE & TRUST                        96.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09601L 385
   745      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-09601L 385
   756      DELAWARE CHARTER GUARANTEE & TRUST                         9.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09601L 385
   756      DELAWARE CHARTER GUARANTEE & TRUST                        89.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-09601L 385
   754      DELAWARE CHARTER GUARANTEE & TRUST                        95.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-09601L 385
   637      DELAWARE CHARTER GUARANTEE & TRUST                        98.0
            711 HIGH STREET
            DES MOINES, IA 50303-09601L 385
   219      BRETT DIAMOND                                              0.0
             41 HOMESTEAD RD W
            CLINTON, NA 13323-10159601L 385
   219      PERSHING LLC                                               7.7
             P. O. BOX 2052
             JERSEY CITY, NJ 3-10159601L 385
   219      PERSHING LLC                                               7.2
             P. O. BOX 2052
            JERSEY CITY, MN 3-10159601L 385
   758      PRINCIPAL LIFE INSURANCE CO                               99.5
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392159601L 385
   757      DELAWARE CHARTER GUARANTEE & TRUST                        92.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392159601L 385
   755      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392159601L 385
   766      DELAWARE CHARTER GUARANTEE & TRUST                         8.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09608L 385
   766      DELAWARE CHARTER GUARANTEE & TRUST                        91.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-09608L 385
   764      DELAWARE CHARTER GUARANTEE & TRUST                        98.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-09608L 385
   638      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
             711 HIGH STREET
            DES MOINES, IA 50303-09608L 385
   123      PERSHING LLC                                              10.2
             P. O. BOX 2052
             JERSEY CITY, NJ 07303-9998L 385
   123      PERSHING LLC                                               5.7
            P. O. BOX 2052
            JERSEY CITY, NJ 07303-9998L 385
   123      BRIAN CHRISTOPHER                                          6.8
            14944 S HOFFMAN RD
            OREGON CITY, OR 97045-9430L 385
   123      RONALD KRIEGER                                            15.8
             520 BRYAN DR
             SAINT LOUIS, MO 63122-3647L 385
   123      RONALD KRIEGER                                            15.8
            520 BRYAN DR
            SAINT LOUIS, MO 63122-3647L 385
   223      HELEN DUNCAN                                              11.5
             306 WAYNE DR
             HOPKINSVILLE, KY 42240-1540 385
   768      PRINCIPAL LIFE INSURANCE CO                               99.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039240-1540 385
   767      DELAWARE CHARTER GUAR & TRUST                              5.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   767      DELAWARE CHARTER GUARANTEE & TRUST                         6.1
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   767      DELAWARE CHARTER GUARANTEE & TRUST                        86.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039240-1540 385
   765      DELAWARE CHARTER GUARANTEE & TRUST                        99.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   932      DELAWARE CHARTER GUARANTEE & TRUST                        12.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   932      DELAWARE CHARTER GUARANTEE & TRUST                        64.6
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 5039240-1540 385
   932      TRUSTAR                                                   18.8
             P.O. BOX 8963
             WILMINGTON, DE 1989940-1540 385
   930      DELAWARE CHARTER GUARANTEE & TRUST                        14.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   930      DELAWARE CHARTER GUARANTEE & TRUST                        85.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 5039240-1540 385
   685      DELAWARE CHARTER GUARANTEE & TRUST                        98.8
            711 HIGH STREET
             DES MOINES, IA 5030340-1540 385
   934      PRINCIPAL LIFE INSURANCE CO                               33.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 5039240-1540 385
   934      MUTUAL FUND ACCOUNTING                                    12.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   934      MUTUAL FUND ACCOUNTING                                    23.8
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   934      MUTUAL FUND ACCOUNTING                                    16.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-020040 385
   933      DELAWARE CHARTER GUAR & TRUST                              7.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   933      DELAWARE CHARTER GUARANTEE & TRUST                        22.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   933      DELAWARE CHARTER GUARANTEE & TRUST                        62.3
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-020040 385
   931      DELAWARE CHARTER GUARANTEE & TRUST                        16.0
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   931      DELAWARE CHARTER GUARANTEE & TRUST                        84.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-020040 385
   642      DELAWARE CHARTER GUARANTEE & TRUST                        81.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-62585
   640      DELAWARE CHARTER GUARANTEE & TRUST                         5.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960-62585
   640      DELAWARE CHARTER GUARANTEE & TRUST                        95.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960-62585
   615      DELAWARE CHARTER GUARANTEE & TRUST                        82.2
             711 HIGH STREET
            DES MOINES, IA 50303-0810-62585
   643      DELAWARE CHARTER GUARANTEE & TRUST                        70.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810-62585
   643      DELAWARE CHARTER GUARANTEE & TRUST                        18.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392-0810-62585
   641      DELAWARE CHARTER GUARANTEE & TRUST                       100.3
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0810-62585
   942      DELAWARE CHARTER GUARANTEE & TRUST                        16.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960302585
   942      DELAWARE CHARTER GUARANTEE & TRUST                        76.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-0960302585
   940      DELAWARE CHARTER GUARANTEE & TRUST                         1.5
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0960302585
   940      DELAWARE CHARTER GUARANTEE & TRUST                        98.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0960302585
   686      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             711 HIGH STREET
            DES MOINES, IA 50303-0960302585
   944      THE PRINCIPAL TRUST FOR POST                              11.5
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480302585
   944      PRINCIPAL TRUST FOR LIFE INS                               6.5
            5016 ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480302585
   944      PRINCIPAL TRUST FOR HEALTH                                10.0
            5025 ATTN CRYSTAL MORRIS S-003-S60
             PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480302585
   944      THE PRINCIPAL TRUST FOR POST                              59.2
            ATTN CRYSTAL MORRIS S-003-S60
             PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480302585
   943      DELAWARE CHARTER GUARANTEE & TRUST                         9.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480302585
   943      DELAWARE CHARTER GUARANTEE & TRUST                        76.6
             FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480302585
   941      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480302585
   952      DELAWARE CHARTER GUARANTEE & TRUST                        14.5
            711 HIGH STREET
            DES MOINES, IA 50303-0480-62575
   952      DELAWARE CHARTER GUARANTEE & TRUST                        74.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0480-62575
   952      PRINCIPAL TRUST COMPANY                                    0.0
            SUSAN SAGGIONE
             1013 CENTRE ROAD WILMINGTON, DE 19805-0480-62575
   950      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0480-62575
   687      DELAWARE CHARTER GUARANTEE & TRUST                        85.6
            711 HIGH STREET
             DES MOINES, IA 50303-0810-62575
   953      DELAWARE CHARTER GUARANTEE & TRUST                        98.2
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810-62575
   951      DCGT AS TTEE AND/OR                                      100.0
            711 High Street
            DES MOINES, IA 50303-0810-62575
   962      DELAWARE CHARTER GUARANTEE & TRUST                        11.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810162575
   962      DELAWARE CHARTER GUARANTEE & TRUST                        83.7
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810162575
   960      DELAWARE CHARTER GUARANTEE & TRUST                         8.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810162575
   960      DELAWARE CHARTER GUARANTEE & TRUST                        91.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0810162575
   688      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            711 HIGH STREET
             DES MOINES, IA 50303-0810162575
   964      MUTUAL FUND ACCOUNTING                                    24.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   964      MUTUAL FUND ACCOUNTING                                    22.7
             ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   964      MUTUAL FUND ACCOUNTING                                    13.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   964      MUTUAL FUND ACCOUNTING                                     6.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   964      MUTUAL FUND ACCOUNTING                                    23.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   963      DELAWARE CHARTER GUAR & TRUST                              6.7
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   963      DELAWARE CHARTER GUARANTEE & TRUST                        10.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   963      DELAWARE CHARTER GUARANTEE & TRUST                        78.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   961      DELAWARE CHARTER GUARANTEE & TRUST                        11.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   961      DELAWARE CHARTER GUARANTEE & TRUST                        89.0
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   972      DELAWARE CHARTER GUARANTEE & TRUST                         8.6
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392-8932162575
   972      DELAWARE CHARTER GUARANTEE & TRUST                        88.8
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932162575
   970      DELAWARE CHARTER GUARANTEE & TRUST                        10.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-8932162575
   970      DELAWARE CHARTER GUARANTEE & TRUST                        89.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-8932162575
   689      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
             711 HIGH STREET
             DES MOINES, IA 50303-8932162575
   974      MUTUAL FUND ACCOUNTING                                    30.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   974      MUTUAL FUND ACCOUNTING                                    19.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   974      MUTUAL FUND ACCOUNTING                                    10.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   974      MUTUAL FUND ACCOUNTING                                    33.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   973      DELAWARE CHARTER GUARANTEE & TRUST                        76.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392-0200162575
   971      DELAWARE CHARTER GUARANTEE & TRUST                         5.8
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   971      DELAWARE CHARTER GUARANTEE & TRUST                        94.2
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-0200162575
   251      ROSSELL ANZUETO FAM LTD PARTNER                            5.1
             3118 HICKORY GROVE LN
             PEARLAND, TX 77584-8116681-2255
   251      LEONE PENROD                                               5.6
            2045 KENNETH DR
             BAY CITY, MI 48706-9735681-2255
   987      DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP                            100.4
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392735681-2255
   985      DELAWARE CHARTER GUARANTEE & TRUST                        94.3
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392735681-2255
   985      CITIZENS BUSINESS BANK FBO AAA ELE                         5.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392735681-2255
   102      PERSHING LLC                                               9.0
            P. O. BOX 2052
            JERSEY CITY, PA 0392-08101-2255
   990      PRINCIPAL LIFE INSURANCE CO                                5.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-08101-2255
   990      MUTUAL FUND ACCOUNTING                                    46.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-02001-2255
   990      MUTUAL FUND ACCOUNTING                                    48.7
            ATTN JAMIE SCRIGNOLI N-002-E20
             MUTUAL FUND ACCOUNTING
            711 HIGH STREET
             DES MOINES, IA 50392-02001-2255
   988      DELAWARE CHARTER GUARANTEE & TRUST                       100.4
             FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392-02001-2255

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation ("Principal"), a wholly-owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392-2080. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by Principal.


Fund(s): Partners LargeCap Value and Partners SmallCap Growth I
Sub-Advisor: AllianceBernstein L.P. ("AllianceBernstein"). As of December 31,
         2005, AllianceBernstein managed $579 billion in assets.
         AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund(s): Partners LargeCap Growth, Partners LargeCap Growth II and Partners
         LargeCap Value II
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

Fund(s): Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2005, Ark Asset managed $16.7 billion in assets.

Fund(s): MidCap Value
Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. At December 31, 2005, BHMS had approximately $55.4 billion in assets under management.

Fund(s): Partners LargeCap Growth II and Partners LargeCap Value
Sub-Advisor: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

Fund(s): LargeCap Growth and MidCap Growth
Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

Fund(s): Partners SmallCap Value II
Sub-Advisor: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2005, Dimensional and its subsidiaries managed approximately $36.0 billion in assets.

Sub-Advisor: Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management North America. As of December 31, 2005, Vaughan Nelson had approximately $4.7 billion in assets under management.

Fund(s): Partners SmallCap Growth Fund II
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Sub-Advisor: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.

Fund(s): Partners International and Partners MidCap Growth II
Sub-Advisor: Fidelity Management & Research Company ("FMR") is the Sub-Advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as Sub-Sub-Advisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR and affiliates managed approximately $207.7 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Fund(s): Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

Fund(s): Partners Global Equity and Partners SmallCap Value I
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

Fund(s): Partners MidCap Value I and Partners SmallCap Value
Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2005, LA Capital had assets under management of approximately $3.7 billion.

Fund(s): Partners SmallCap Growth III
Sub-Advisor: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258 with assets under management totaling over $6.77 billion as of December 31, 2005.

Fund(s): Partners MidCap Growth I, Partners SmallCap Blend and Partners SmallCap
         Value I
Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

Fund(s): Partners MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.
Sub-Advisor: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.

Fund(s): Tax-Exempt Bond
Sub-Advisor: Nuveen Asset Management ("NAM") is a wholly-owned subsidiary of Nuveen Investments Inc. NAM offers advisory and investment management services to a broad range of mutual fund and separate account clients. As of December 31, 2005, NAM had approximately $79 billion in assets under management, and Nuveen Investments, Inc. and its affiliates had approximately $136 billion in assets under management. Nuveen Asset Management is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Fund(s): Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified
         International, Equity Income, Government & High Quality Bond, High Quality Intermediate-Term Bond, Inflation Protection, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, Tax-Exempt Bond and Ultra Short Bond Funds.
Sub-Advisor: Principal Global Investors, LLC ("PGI") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. PGI has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, PGI, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Fund(s): High Yield
Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

Fund(s): Real Estate Securities
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

Fund(s): Preferred Securities
Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

Fund(s): Partners LargeCap Blend and Partners LargeCap Growth I
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Fund(s): Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2005, Turner had discretionary management authority with respect to approximately $18 billion in assets.

Fund(s): Partners LargeCap Value I
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Fund(s): California Insured Intermediate Municipal, California Municipal and
         Tax-Exempt Bond I
Sub-Advisor: Van Kampen Asset Management (''Van Kampen''), 1221 Avenue of the
         Americas, New York, New York 10020, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of December 31, 2005, of approximately $434 billion.

Fund(s): Partners LargeCap Blend I
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2005, Wellington Management managed $520.7 billion of client assets.

Fund(s): Equity Income I, High Yield II, Income, MidCap Stock, Mortgage
         Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity
Sub-Advisor: WM Advisors, Inc. ("WM Advisors") is an indirect wholly owned subsidiary of Principal Financial Group and an affiliate of Principal. WM Advisors has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, Washington 98101. As of December 31, 2005, WM Advisors managed approximately $XXXXXX billion in assets.

THE SUB-SUB-ADVISORS
PGI, has entered into a sub-sub-advisory agreement with Post for the Bond & Mortgage Securities and Ultra Short Bond Funds, and with Spectrum for the Bond & Mortgage Securities and High Quality Intermediate-Term Bond Funds. Similarly, Fidelity has entered into a sub-sub-advisory agreement with FMR Co., Inc. for the Partners International and Partners MidCap Growth II Funds. Under the agreements, the sub-sub-advisors agree to manage the day-to-day investment of the Funds' assets allocated to it consistent with the Funds' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by each Sub-Advisor and oversight by the Board. Each firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Funds.

Under the agreements, PGI pays each sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by each respective firm). Fidelity pays FMR Co., Inc. 50% of the sub-advisory fee it receives from each Fund. Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Fund, will bear the expenses of the services that each of the sub-sub-advisors provides to the Fund under the agreements.


PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

 NAME                  OFFICE HELD WITH THE    OFFICE HELD WITH PRINCIPAL/PGI
 ----                  FUND                    ------------------------------
                       --------------------
 Craig L. Bassett      Treasurer               Treasurer (Principal)
                       Executive Vice
                       President &             Executive Vice President  &
 Michael J. Beer       Principal Accounting    Chief Operating Officer
                       Officer                 (Principal)
                       Chief Compliance        Senior Vice President
 David J. Brown        Officer                 (Principal)
                       Vice President &
                       Chief Financial         Vice President & Chief Financial
 Jill R. Brown         Officer                 Officer (Principal)
                       Director, CEO &         Director and President
 Ralph C. Eucher       President               (Principal)
                       Vice President &        Vice President - Chief
 Ernest H. Gillum      Assistant Secretary     Compliance Officer (Principal)
                       Vice President &        Vice President & Controller
 Layne A. Rasmussen    Controller              (Principal)
 Michael D. Roughton   Counsel                 Counsel (Principal; PGI)
 James F. Sager        Assistant Secretary     Vice President (Principal)
                       Director & Chairman     Director & Chairman of the Board
 Larry D. Zimpleman    of the Board            (Principal)


CODES OF ETHICS
The Fund, Principal, each of the Sub-Advisors and the Fund's Distributor have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of

Principal, the Fund, the Distributor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

PROXY VOTING POLICIES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor or Sub-Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


FEES PAID TO THE MANAGER
The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities                 0.54%     Partners MidCap Growth       1.00%
       Disciplined LargeCap
       Blend                      0.60%     Partners MidCap Growth I     1.00%
       Diversified                          Partners MidCap Growth
       International              0.90%     II                           1.00%
       Equity Income              0.60%     Partners MidCap Value        1.00%
       Government & High
       Quality Bond               0.40%     Partners MidCap Value I      1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners SmallCap Blend      1.00%
                                            Partners SmallCap Growth
       High Yield                 0.65%     I                            1.10%
                                            Partners SmallCap Growth
       Inflation Protection       0.40%     II                           1.00%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     III                          1.10%
       International Growth       1.00%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       LargeCap Growth            0.55%     I                            1.00%
                                            Partners SmallCap Value
       LargeCap S&P 500 Index     0.15%     II                           1.00%
       LargeCap Value             0.45%     Preferred Securities         0.75%
       MidCap Blend               0.65%     Principal LifeTime 2010    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2020    0.1225%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2030    0.1225%
       MidCap Value               0.65%     Principal LifeTime 2040    0.1225%
       Money Market               0.40%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       Partners Global Equity     0.95%     Strategic Income           0.1225%
       Partners International     1.10%     Real Estate Securities       0.85%
       Partners LargeCap Blend    0.75%     Short-Term Bond              0.40%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Blend               0.75%
       Partners LargeCap Growth   1.00%     SmallCap Growth              0.75%
       Partners LargeCap Growth
       I                          0.74%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       II                         1.00%     SmallCap Value               0.75%
       Partners LargeCap Value    0.78%     Tax-Exempt Bond              0.50%
       Partners LargeCap Value
       I                          0.80%     Ultra Short Bond             0.40%
       Partners LargeCap Value
       II                         0.85%

The management fee schedules for the Funds are as follows:

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Bond & Mortgage Securities        0.55%       0.53%       0.51%        0.50%
Disciplined LargeCap Blend        0.60        0.58        0.56         0.55
Diversified International         0.90        0.88        0.86         0.85
Equity Income                     0.60        0.58        0.56         0.55
Government & High Quality
Bond                              0.40        0.38        0.36         0.35
High Quality
Intermediate-Term Bond            0.40        0.38        0.36         0.35
High Yield                        0.65        0.63        0.61         0.60
Inflation Protection              0.40        0.38        0.36         0.35
International Emerging
Markets                           1.35        1.33        1.31         1.30
International Growth              1.00        0.98        0.96         0.95
LargeCap Growth                   0.55        0.53        0.51         0.50
LargeCap S&P 500 Index            0.15        0.15        0.15         0.15
LargeCap Value                    0.45        0.43        0.41         0.40
MidCap Blend                      0.65        0.63        0.61         0.60
MidCap Growth                     0.65        0.63        0.61         0.60
MidCap S&P 400 Index              0.15        0.15        0.15         0.15
MidCap Value                      0.65        0.63        0.61         0.60
Money Market                      0.40        0.39        0.38         0.37
Partners Global Equity            0.95        0.93        0.91         0.90
Partners International            1.10        1.08        1.06         1.05
Partners LargeCap Blend           0.75        0.73        0.71         0.70
Partners LargeCap Blend I         0.45        0.43        0.41         0.40
Partners LargeCap Growth          1.00        0.98        0.96         0.95
Partners LargeCap Growth I        0.75        0.73        0.71         0.70
Partners LargeCap Growth II       1.00        0.98        0.96         0.95
Partners LargeCap Value           0.80        0.78        0.76         0.75
Partners LargeCap Value I         0.80        0.78        0.76         0.75
Partners LargeCap Value II        0.85        0.83        0.81         0.80
Partners MidCap Growth            1.00        0.98        0.96         0.95
Partners MidCap Growth I          1.00        0.98        0.96         0.95
Partners MidCap Growth II         1.00        0.98        0.96         0.95
Partners MidCap Value             1.00        0.98        0.96         0.95
Partners MidCap Value I           1.00        0.98        0.96         0.95
Partners SmallCap Blend           1.00        0.98        0.96         0.95
Partners SmallCap Growth I        1.10        1.08        1.06         1.05
Partners SmallCap Growth II       1.00        0.98        0.96         0.95
Partners SmallCap Growth III      1.10        1.08        1.06         1.05
Partners SmallCap Value           1.00        0.98        0.96         0.95
Partners SmallCap Value I         1.00        0.98        0.96         0.95
Partners SmallCap Value II        1.00        0.98        0.96         0.95
Preferred Securities              0.75        0.73        0.71         0.70
Principal LifeTime 2010         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2020         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2030         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2040         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2050         0.1225      0.1225      0.1225       0.1225
Principal LifeTime Strategic
Income                          0.1225      0.1225      0.1225       0.1225
Real Estate Securities            0.85        0.83        0.81         0.80
Short-Term Bond                   0.40        0.38        0.36         0.35
SmallCap Blend                    0.75        0.73        0.71         0.70
SmallCap Growth                   0.75        0.73        0.71         0.70
SmallCap S&P 600 Index            0.15        0.15        0.15         0.15
SmallCap Value                    0.75        0.73        0.71         0.70
Tax-Exempt Bond                   0.50        0.48        0.46         0.45
Tax-Exempt Bond I                 0.50        0.48        0.46         0.45
Ultra Short Bond                  0.40        0.39        0.38         0.37


            FUND                 FIRST $1 BILLION          OVER $1 BILLION
            ----                 ----------------          ---------------
California Insured
Intermediate Municipal                0.50%                     0.45%
California Municipal                  0.50                      0.45

                                 FIRST $250      NEXT $250        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Equity Income I                    0.60%           0.55%            0.50%


            FUND                FIRST $250 MILLION        OVER $250 MILLION
            ----                ------------------        -----------------
High Yield II                         0.625%                   0.500%


            FUND                 FIRST $2 BILLION          OVER $2 BILLION
            ----                 ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
            FUND                BILLION     BILLION     BILLION      BILLION
            ----                -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                                FIRST $500        NEXT $500         OVER $1
            FUND                  MILLION          MILLION          BILLION
            ----                  -------          -------          -------
West Coast Equity                 0.625%           0.500%           0.375%


                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred classes at no charge. The Manager is also responsible for providing certain shareholder services to the Advisors Select, Advisors Preferred, Advisors Signature, Select and Preferred share classes pursuant to an additional agreement.

The voluntary expense limits in place for Class J shares through the period ended February 28, 2006 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

       Bond & Mortgage Securities       1.35     Partners MidCap Value    1.95
       Government & High Quality                 Partners SmallCap
       Bond                             1.35     Growth I                 2.05
       High Quality                              Partners SmallCap
       Intermediate-Term Bond           1.35     Growth II                2.05
                                                 Partners SmallCap
       Inflation Protection             1.35     Value                    1.95
       International Growth             2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     Short-Term Bond          1.35
       Partners LargeCap Growth I       1.75     SmallCap Value           1.70
       Partners LargeCap Growth II      1.75     Ultra Short Bond         1.35
       Partners MidCap Growth           1.95

The Manager has contractually agreed to limit the Fund's expenses for Class A, Class B, Class C and Class J shares of certain Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

                        CLASS A   CLASS B   CLASS C   CLASS J      Class I         EXPIRATION
                        -------   -------   -------   -------      -------         ----------
 Bond & Mortgage
 Securities              0.94        1.60       N/A       N/A                     June 30, 2009
 California Insured
 Intermediate
 Municipal               0.86        1.62      1.62       N/A                   February 28, 2008
 California Municipal    0.83        1.59      1.59       N/A                   February 28, 2008
 Discplined LargeCap
 Blend                   0.88        1.91      1.82       N/A                   February 28, 2008
 Diversified
 International           1.29        2.30      2.08      1.59       0.90        February 28, 2008
 Equity Income I         0.87        1.73      1.65       N/A                   February 28, 2008
 High Quality
 intermediate-Term
 Bond                     N/A         N/A       N/A      1.35                   February 28, 2007
 High Yield II           0.90        1.66      1.65       N/A                   February 28, 2008
 Income                  0.90        1.64      1.65       N/A                   February 28, 2008
 Inflation Protection
 Fund                    0.90*        N/A       N/A      1.15                   February 28, 2007
 LargeCap Growth         1.28        2.17      2.03       N/A                   February 28, 2008
 MidCap Blend            1.02        1.32       N/A       N/A                     June 30, 2008
 MidCap Stock            1.10        2.06      1.95       N/A                   February 28, 2008
 Money Market             N/A        1.60*      N/A       N/A                   February 28, 2007
 Money Market            0.64        1.74      1.79       N/A                   February 28, 2008
 Mortgage Securities     0.91        1.65      1.63       N/A                   February 28, 2008
 Partners LargeCap
 Growth                   N/A         N/A       N/A      1.75                   February 28, 2007
 Partners LargeCap
 Growth II               1.70         N/A       N/A      1.75                   February 28, 2007
 Partners MidCap
 Growth                  1.75        2.50       N/A       N/A                     June 30, 2008
 Partners MidCap
 Growth I                1.75         N/A       N/A       N/A                   February 28, 2007
 Partners MidCap Value   1.75        2.50       N/A       N/A                   February 28, 2007
 Partners SmallCap
 Growth I                 N/A         N/A       N/A      2.05                   February 28, 2007
 Partners SmallCap
 Growth II               1.95        2.70       N/A       N/A                     June 30, 2008
 Partners SmallCap
 Growth II                N/A         N/A       N/A      2.05                   February 28, 2007
 Partners SmallCap
 Value                    N/A         N/A       N/A      1.95                   February 28, 2007
 Preferred Securities    1.00*        N/A       N/A      1.60                   February 28, 2007
 Principal LifeTime
 2010                    0.50*        N/A       N/A      0.75                   February 28, 2007
 Principal LifeTime
 2020                    0.50*       1.25*      N/A      0.75                   February 28, 2007
 Principal LifeTime
 2030                    0.50*       1.25*      N/A      0.75                   February 28, 2007
 Principal LifeTime
 2040                    0.50*       1.25*      N/A      0.75                   February 28, 2007
 Principal LifeTime
 2050                    0.50*       1.25*      N/A      0.75                   February 28, 2007
 Principal LifeTime
 Strategic Income        0.50*       1.25*      N/A      0.75                   February 28, 2007
 Real Estate
 Securities              1.28        2.08      1.98       N/A                   February 28, 2008
 Short-Term Income       0.95         N/A      1.67       N/A                   February 28, 2008
 SmallCap Growth         1.42        2.57      2.21      1.50       0.75        February 28, 2008
 SmallCap Value           N/A        2.20*      N/A       N/A                   February 28, 2007
 SmallCap Value          1.35        2.29      2.08      1.47       0.75        February 28, 2008
 Tax-Exempt Bond         0.76        1.15       N/A       N/A                     June 30, 2008
 Tax-Exempt Bond I       0.76        1.15      1.65       N/A                   February 28, 2008
 Ultra Short Bond        0.75*        N/A       N/A      1.20                   February 28, 2007
 West Coast Equity       0.86        1.78      1.70       N/A                   February 28, 2008
///* /Effective March 1, 2006



                        Advisors            Advisors           Advisors
                        Preferred Preferred  Select  Select   Signature         EXPIRATION
                        -------   ---------  ------  -------  ---------         ----------

 Diversified Int'l       1.47        1.16      1.65      1.28    1.78           February 28, 2008
 SmallCap Growth         1.32        1.01      1.50      1.13    1.63           February 28, 2008
 SmallCap Value          1.32        1.01      1.50      1.13    1.63           February 28, 2008




Fees paid for investment management services during the periods indicated were as follows:

                              MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                              -----------------
 FUND                             2005             2004             2003
 ----                             ----             ----             ----
 Bond & Mortgage Securities     5,132,094       2,688,040        1,193,461
 Disciplined LargeCap Blend     2,484,913         153,994          54,442/(1)/
 Diversified International      2,283,907         745,729          363,615
 Equity Income Fund              564,610/(2)/
 Government & High Quality
 Bond                             916,595         438,596          361,137
 High Quality
 Intermediate-Term Bond           370,871         240,603          103,463
 High Yield                      245,108/(3)/
 Inflation Protection            152,501/(3)/
 International Emerging
 Markets                        1,077,236         357,526          151,101
 International Growth           5,444,797       3,091,203        1,639,445
 LargeCap Growth                1,766,507         604,743          275,615
 LargeCap S&P 500 Index           948,572         899,740          349,601
 LargeCap Value                 1,282,322         460,338          237,121
 MidCap Blend                   2,079,396         452,794          199,946
 MidCap Growth                    124,298         130,927           45,810
 MidCap S&P 400 Index             120,885          74,404           38,154
 MidCap Value                     654,579         427,898          209,363
 Money Market                   1,601,301         715,144          374,334
 Partners Global Equity           69,130/(4)/
 Partners International         4,289,099        835,381/(5)/
 Partners LargeCap Blend        5,180,187       3,816,625        1,993,626
 Partners LargeCap Blend I        408,998         129,570           75,350
 Partners LargeCap Growth       1,317,923         106,940          51,601/(1)/
 Partners LargeCap Growth I     6,070,305       5,138,429        3,419,862
 Partners LargeCap Growth II    5,283,105       1,399,401          310,358
 Partners LargeCap Value       12,192,603       9,526,884        6,121,718
 Partners LargeCap Value I      1,151,198         17,053/(6)/
 Partners LargeCap Value II      896,443/(3)/
 Partners MidCap Growth         1,615,525         366,292          107,205
 Partners MidCap Growth I       2,011,387        639,467/(5)/
 Partners MidCap Growth II     2,330,011/(3)/
 Partners MidCap Value          4,369,396       1,797,583          655,897
 Partners MidCap Value I        4,266,927       1,248,775/(5)/
 Partners SmallCap Blend        2,040,434         815,310          29,414/(1)/
 Partners SmallCap Growth I     1,142,276         886,227          870,815
 Partners SmallCap Growth II    3,800,328       2,462,995          850,367
 Partners SmallCap Growth
 III                              763,865         21,005/(6)/
 Partners SmallCap Value        3,094,810       2,420,186        1,687,225
 Partners SmallCap Value I      1,934,248         878,429         260,441/(1)/
 Partners SmallCap Value II     1,471,842          84,203
 Preferred Securities           2,067,479       1,282,198          570,777
 Principal LifeTime 2010          549,232         281,820          104,031
 Principal LifeTime 2020          860,943         403,222          138,346
 Principal LifeTime 2030          727,582         384,217          135,132
 Principal LifeTime 2040          292,998         127,700           44,557
 Principal LifeTime 2050          131,676          63,674           19,646
 Principal LifeTime
 Strategic Income                 264,658         114,614           44,486
 Real Estate Securities         4,924,525       2,459,268          849,583
 Short-Term Bond                  393,548         199,011          123,799
 SmallCap Blend                 1,293,621         640,271          269,183
 SmallCap Growth                  220,898         187,554          105,235
 SmallCap S&P 600 Index           310,146         139,801           48,853
 SmallCap Value                   654,297         328,987          153,609
 Tax-Exempt Bond                 816,158/(7)/
 Ultra Short Bond                 324,495         333,736          174,476

/ //(1)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Portion of the amount shown is that of Principal Equity Income Fund,
 Inc. (predecessor to Equity Income Fund).
/ //(3)/ Period from December 29, 2004 (date operations commenced) through
 October 31, 2005.
/ //(4)/ Period from March 1, 2005 (date operations commenced) through October
 31, 2005.
/ //(5)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(6)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.
/ //(7)/ Portion of the amount shown is that of Principal Tax-Exempt Bond Fund, Inc. (predecessor to Tax-Exempt Bond Fund).

Sub-Advisory Agreements for the Funds
-------------------------------------


FUNDS FOR WHICH PGI SERVES AS SUB-ADVISOR . PGI is Sub-Advisor for each Fund identified below in Tables A, B and C. The Manager pays PGI a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds); and .. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by PGI and .. (b) Principal Life sponsored mutual fund sub-advised by PGI.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                             PGI SUB-ADVISED FUNDS
                                                TABLE A
                                        NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                     $5 BILLION    $1 BILLION    $4 BILLION     $10 BILLION
 ----                    -----------    ----------    ----------     -----------
 Bond & Mortgage
 Securities,
 Government & High
 Quality Bond, High
 Quality
 Intermediate-Term
 Bond, Inflation
 Protection,
 Short-Term Bond,
 Tax-Exempt Bond* and
 Ultra Short Bond          0.1126%       0.0979%       0.0930%         0.0881%
*The fee paid to Principal for services provided to the Tax-Exempt Bond Fund is reduced by the amount of the sub-advisory fee the Fund pays to Nuveen Asset
 Management.


                                                                          TABLE B
                                                                  NET ASSET VALUE OF FUND
                             -------------------------------------------------------------------------------------------------
                                FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                         $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                        ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Disciplined LargeCap
 Blend, Equity Income and
 LargeCap Value                0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%
 Diversified International
 and International Growth      0.3427        0.2741        0.1958         0.1566        0.1175        0.0979         0.0783



                            FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                         $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                         -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Blend and
 MidCap Value (PGI)      0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value          0.4699            0.3524           0.2643            0.2448            0.2154                    0.1762
                              OVER
                          $1.5 BILLION
                          ------------
 MidCap Blend and         0.0783%
 MidCap Value (PGI)
 SmallCap Blend,          0.1175
 SmallCap Growth and
 SmallCap Value


                                                        TABLE C
 FUND                                     SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                                     -------------------
 International
 Emerging Markets                                              0.4895%
 LargeCap S&P 500
 Index                                                         0.0147
 MidCap S&P 400 Index                                          0.0147
 Money Market                                                  0.0734
 Principal LifeTime 2010, 2020, 2030, 2040, 2050 and
 Strategic Income Funds                                        0.0416
 SmallCap S&P 600
 Index                                                         0.0147

FUNDS FOR WHICH WM ADVISORS SERVES AS SUB-ADVISOR . WM Advisors is Sub-Advisor for each Fund identified below in Tables A, B and C. Principal pays WM Advisors a fee, computed and paid monthly, at an annual rate as shown below.


In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insruance Company and any investment company sponsored by Principal Life Insurance Company to which WM Advisors or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.


In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which WM Advisors or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

                        WM ADVISORS SUB-ADVISED FUNDS
                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 High Yield II, Income,
 Mortgage Securities and
 Short-Term Income             0.1126%     0.0979%     0.0930%       0.0881%


                                                               TABLE B
                                                       NET ASSET VALUE OF FUND
                  -------------------------------------------------------------------------------------------------
                     FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND              $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----             ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Equity Income I    0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%



                         FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                      $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                      -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Stock and
 West Coast Equity    0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
                           OVER
                       $1.5 BILLION
                       ------------
 MidCap Stock and      0.0783%
 West Coast Equity



                                                 TABLE C
 FUND                              SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                              ------------
 SAM Balanced
 Portfolio                                       0.0416%
 SAM conservative
 Balanced Portfolio                              0.0416
 SAM Conservative
 Growth Portfolio                                0.0416
 SAM Flexible Income
 Portfolio                                       0.0416
 SAM Strategic Growth Portfolio                  0.0416



ALL OTHER FUNDS.

In calculating the fee for each Fund each Sub-Advisor, except J.P. Morgan, has agreed that , assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

                                                           SUB-ADVISOR FEE
 FUND                                                   AS A % OF NET ASSETS
 ----                                                   ---------------------
 High Yield
 (Post)                                                         0.30%
 Partners LargeCap Growth Fund II (BNY)                         0.15
 Partners LargeCap Value Fund (BNY)                             0.15
 Partners MidCap Growth and Partners SmallCap Value II
 (DFA)                                                          0.50
 Tax-Exempt Bond (Nuveen)                                       0.60


                                                             NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------------------------------------
                           FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                   ------------  -----------  -------------  -------------  ------------  ------------   ------------
 LargeCap Growth (CCI)     0.27%         0.25%         0.22%          0.18%         0.13%         0.09%          0.06%


                                                                 NET ASSET VALUE OF FUND
                      ----------------------------------------------------------------------------------------------------------
                           FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
 FUND                   $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
 ----                   -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Growth (CCI)      0.40%             0.32%            0.27%             0.23%             0.18%                     0.13%


                             OVER
 FUND                    $1.5 BILLION
 ----                    ------------
 MidCap Growth (CCI)       0.08%


                                             NET ASSET VALUE OF FUND
                        -----------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION   $100 MILLION
 ----                   ------------  -----------  -----------  -----------   ------------
 MidCap Value (BHMS)       0.80%         0.60%        0.50%        0.40%         0.35%


                                                                   NET ASSET VALUE OF FUND
                                       --------------------------------------------------------------------------------
                                          FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                                   $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                                  ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity (J.P. Morgan)     0.55%         0.45%         0.40%         0.35%         0.30%         0.25%


                                                              NET ASSET VALUE OF FUND
                                    ----------------------------------------------------------------------------
                                       FIRST          NEXT          NEXT          NEXT               OVER
 FUND                                $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION        $1 BILLION
 ----                               ------------  ------------  ------------  ------------        ----------
 Partners LargeCap Blend (T. Rowe)     0.40%         0.35%         0.30%         0.275%      0.275% on all assets


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International (Fidelity)      0.45%         0.40%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I (GSAM)         0.15%        0.12%         0.10%


                                                    NET ASSET VALUE OF FUND
                                                  ---------------------------
                                                      FIRST           OVER
 FUND                                              $500 MILLION   $500 MILLION
 ----                                             -------------   ------------
 Partners LargeCap Blend I (Wellington
 Management)                                          0.25%          0.20%

                                          NET ASSET VALUE OF FUND
                        ------------------------------------------------------------
                              FIRST                NEXT                  OVER
 FUND                      $250 MILLION        $250 MILLION          $500 MILLION
 ----                      ------------        ------------          ------------
 Partners LargeCap
 Growth I (T. Rowe)           0.400%              0.375%        0.350 % on all assets
 The Sub-Advisory Fees on all assets through the period ending
 July 31, 2007 is 0.350%.


                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $200 MILLION  $500 MILLION   $750 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Growth (American
 Century) and
 Partners LargeCap
 Growth II
 (American Century)        0.45%         0.40%         0.35%          0.30%

                                                              NET ASSET VALUE OF FUND
                            -------------------------------------------------------------------------------------------
                               FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                        $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                       ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value
 (Bernstein)                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%

                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I (UBS)             0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%


                                        NET ASSET VALUE OF FUND
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                    $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------   ------------
 Partners LargeCap
 Value II
 (American Century)         0.40%         0.35%         0.30%          0.28%


                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I (Mellon Equity)             0.40%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $250 MILLION   $500 MILLION
 ----                               -------------  ------------   ------------
 Partners MidCap Growth II
 (Fidelity)                             0.45%         0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value
 (Neuberger Berman)        0.500%         0.475%        0.450%        0.425%         0.400%


                                                   NET ASSET VALUE OF FUND
                                                 ----------------------------
                                                     FIRST           OVER
 FUND                                             $100 MILLION    $100 MILLION
 ----                                            -------------   -------------
 Partners MidCap Value (Jacobs Levy)                 0.65%           0.50%


                                                                  NET ASSET VALUE OF FUND
                        ----------------------------------------------------------------------------------------------
                                FIRST                           NEXT                        NEXT            NEXT
 FUND                         $25 MILLION                    $25 MILLION                $75 MILLION     $225 MILLION
 ----                        ------------                    -----------                -----------     ------------
 Partners MidCap Value
 I (GSAM)                       0.60%                           0.55%                      0.50%            0.45%
                                      If assets exceed $75  million, the fee on the first $50 million will be 0.50%
 Partners MidCap Value
 I (LA Capital)                         0.30 % for all assets managed


                              OVER
 FUND                     $350 MILLION
 ----                     ------------
 Partners MidCap Value        0.40%
 I (GSAM)

 Partners MidCap Value
 I (LA Capital)

                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend and
 Partners SmallCap Value I (Mellon
 Equity)                                0.50%         0.45%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Value (Ark)          0.50%         0.45%          0.35%


                                                  NET ASSET VALUE OF FUND
                                               ---------------------------
                                                 FIRST      NEXT       OVER
                                                  $25       $75     $100 MILLIO
                                               MILLI ON   MILLI ON  -----N-----
 FUND                                          --------   --------       -
 ----
 Partners SmallCap Growth I
 (AllianceBernstein)                             0.65%     0.60%       0.55%


                                       NET ASSET VALUE OF FUND
                         ----------------------------------------------------
                            FIRST         NEXT         NEXT           OVER
 FUND                     $50 MILLION  $50 MILLION  $50 MILLION   $150 MILLION
 ----                    ------------  -----------  -----------   ------------
 Partners SmallCap
 Growth II (Essex)          0.70%         0.60%        0.55%         0.50%

                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                 $50 MILLION  $250 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Growth II (UBS)      0.60%         0.55%          0.45%


                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 ----                   ------------  -----------  ------------   ------------
 Partners SmallCap
 Growth II (Emerald)       0.75%         0.60%        0.50%          0.45%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $150 MILLION  $150 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Growth III
 (Mazama)                               0.60%         0.55%          0.50%


                                             NET ASSET VALUE OF FUND
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Value II
 (Vaughan Nelson)                       0.50%         0.45%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $150 MILLION   $250 MILLION
 ----                               -------------  ------------   ------------
 Preferred Securities (Spectrum)        0.35%         0.30%          0.20%


                                              NET ASSET VALUE OF FUND
                                         FIRST         NEXT           OVER
 FUND                                  $1 BILLION  $500 MILLION   $1.5 BILLION
 ----                                  ----------  ------------   ------------
 Real Estate Securities
 (Principal-REI)                        0.4895%      0.4405%        0.3916%

Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with PGI pursuant to which PGI agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays PGI an amount representing PGI's actual cost providing such services and assuming such operations.

Investment Service Agreements
-----------------------------
An Investment Service Agreement between PGI and Principal Real Estate Investors, LLC provides that Principal Real Estate Investors will furnish certain personnel, services and facilities required by PGI in connection with its performance of the Sub-Advisory Agreement with respect to the Equity Income Fund. The Agreement further provides that PGI will reimburse Principal-REI for costs incurred in this regard.

An Investment Service Agreement between PGI and Post Advisory Group, LLC provides that Post will furnish certain personnel, services and facilities required by PGI in connection with its performance of the Sub-Advisory Agreement with respect to the Short-Term Bond Fund. The Agreement further provides that PGI will reimburse Post for costs incurred in this regard.


Fees paid for Sub-Advisory services during the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                              ---------------------------------------------
 FUND                             2005          2004              2003
 ----                             ----          ----              ----
 Bond & Mortgage Securities      965,821        489,690           202,408
 Disciplined LargeCap Blend      737,975         26,676            8,672/(//1//)/
 Diversified International       253,035         87,311            43,482
 Equity Income                    57,334
 Government & High Quality
 Bond f/k/a Government
 Securities                      237,361        112,697            88,782
 High Quality
 Intermediate-Term Bond           95,143         58,966            25,884
 High Yield                       97,221
 Inflation Protection             37,515
 International Emerging
 Markets                         381,019        126,291            53,596
 International Growth            540,383        402,164           336,766
 LargeCap Growth                 420,546        125,152            32,966
 LargeCap S&P 500 Index           92,098         88,110            32,078
 LargeCap Value                  388,294        124,547            50,249
 MidCap Blend                    456,095         92,119            28,341
 MidCap Growth                    57,498         51,963            12,432
 MidCap S&P 400 Index             11,626          7,201             3,700
 MidCap Value                    238,799        115,018            30,773
 Money Market                    285,990        129,565            65,786
 Partners Global Equity           40,028
 Partners International        1,683,058       342,873/(2)/
 Partners LargeCap Blend       2,074,683      1,525,528           726,782
 Partners LargeCap Blend I       140,842         41,827            26,024
 Partners LargeCap Growth        503,990         41,038           23,233/(//1//)/
 Partners LargeCap Growth I    2,759,550      1,755,858         1,161,282
 Partners LargeCap Growth
 II                            2,085,021        698,830           167,477
 Partners LargeCap Value       3,325,819      2,604,172         1,749,113
 Partners LargeCap Value I       438,232        12,829/(3)/
 Partners LargeCap Value II      421,955
 Partners MidCap Growth          808,179        183,597            52,479
 Partners MidCap Growth I        723,574       235,545/(2)/
 Partners MidCap Growth II     1,004,994
 Partners MidCap Value         2,029,861        876,162           326,071
 Partners MidCap Value I       1,934,024       597,749/(2)/
 Partners SmallCap Blend         968,804        396,780           14,723/(//1//)/
 Partners SmallCap Growth I      623,616        451,286           467,000
 Partners SmallCap Growth
 II                            2,078,467      1,362,138           481,956
 Partners SmallCap Growth
 III                             416,901        11,486/(3)/
 Partners SmallCap Value       1,477,171      1,143,107           805,497
 Partners SmallCap Value I       923,990        439,225          130,411/(//1)/
 Partners  SmallCap Value
 II                              736,338        42,228/(3)/
 Preferred Securities            922,498       383,753/(2)/
 Principal LifeTime 2010         181,571         93,337            33,729
 Principal LifeTime 2020         283,309        133,052            44,559
 Principal LifeTime 2030         240,712        128,111            42,433
 Principal LifeTime 2040          96,223         41,962            14,464
 Principal LifeTime 2050          43,085         21,103             6,194
 Principal Lifetime
 Strategic Income                 86,547         37,851            14,392
 Real Estate Securities        3,046,527      1,554,098           499,540
 Short-Term Bond f/k/a High
 Quality Short-Term Bond         101,559         45,853            22,512
 SmallCap Blend                  325,799        180,544            83,134
 SmallCap Growth                  83,660         66,935             3,249
 SmallCap S&P 600 Index           29,737         13,404             4,474
 SmallCap Value                  247,839        121,251            49,633
 Tax-Exempt Bond                  58,208
 Ultra Short Bond f/k/a
 Capital Preservation             69,929        132,079            81,049

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.

                                            UNDERWRITING FEES
                                      FOR PERIODS ENDED OCTOBER 31,
                               ----------------------------------------
 FUND                              2005             2004            2003
 ----                              ----             ----            ----
 Bond & Mortgage Securities       294,296           99,544         79,698
 Disciplined LargeCap Blend       77,696/(4)/
 Diversified International        286,335           27,421         13,757
 Equity Income                    116,876/(//4//)/
 Government & High Quality
 Bond                             214,484           74,082         85,944
 High Quality
 Intermediate-Term Bond             8,681           13,111         14,966
 Inflation Protection             22,590/(1)/
 International Emerging
 Markets                          127,886           14,286          3,105
 International Growth              18,248            6,688          3,576
 LargeCap Growth                  199,805            8,420          6,828
 LargeCap S&P 500 Index           152,974          133,840         88,466
 LargeCap Value                   190,577            9,935          4,471
 MidCap Blend                     438,134           39,839         17,564
 MidCap Growth                      8,293            6,902          4,230
 MidCap S&P 400 Index               5,459            6,318          6,863
 MidCap Value                      35,082           39,869         26,941
 Money Market                      78,061           87,923         89,282
 Partners LargeCap Blend          181,269           22,210         10,951
 Partners LargeCap Blend I        108,625            9,048          6,585
 Partners LargeCap Growth           7,396            5,046           349/(//2//)/
 Partners LargeCap Growth I        84,307            8,759          4,210
 Partners LargeCap Growth II        9,534            2,938          2,736
 Partners LargeCap Value          175,752           23,263         10,135
 Partners MidCap Growth            56,596            8,550          3,696
 Partners MidCap Growth I          2,207/(5)/
 Partners MidCap Value             65,667           13,833          7,217
 Partners SmallCap Growth I         3,248            9,033          2,900
 Partners SmallCap Growth II       54,077            3,023          1,791
 Partners SmallCap Value              819            1,347          4,838
 Preferred Securities              40,193           4,023/(//3//)/
 Principal LifeTime 2010           38,655           39,613          8,598
 Principal LifeTime 2020          115,301           79,585         26,819
 Principal LifeTime 2030          178,579           65,709         25,164
 Principal LifeTime 2040          171,240           20,441          7,277
 Principal LifeTime 2050           82,520            2,495          1,510
 Principal Lifetime Strategic
 Income                            15,703           14,534          3,627
 Real Estate Securities           214,854           39,498         28,899
 Short-Term Bond                   73,893           46,790         22,106
 SmallCap Blend                   148,121           45,328         23,026
 SmallCap Growth                   12,788           17,309          6,516
 SmallCap S&P 600 Index            25,294           11,488          9,406
 SmallCap Value                    42,446           11,318          6,452
 Tax-Exempt Bond                  42,123/(//4//)/
 Ultra Short Bond                  18,943           39,971         29,548

/ //(1)/ Period from December 29, 2004 (date operations commenced) through
 October 31, 2005.
/ //(//2//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//3//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(4)/ Period from June 28, 2005 (date operations commenced for Class A and
 Class B shares) through October 31, 2005.
 /(5)/ Period from June 28, 2005 (date operations commenced for Class A shares) through October 31, 2005.


MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History". The share classes offered under the plan include: Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class, Advisors Preferred Class, Class J, Class A, Class B and Class C shares.

Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 18 months of purchase may be subject to a CDSC, as described in the prospectus.


Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase, as described in the prospectus.

The Class B share CDSC on shares purchased prior to January 12, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

                                                                     CERTAIN SPONSORED PLANS
                                                                   ESTABLISHED AFTER 02/01/1998
YEARS SINCE PURCHASE PAYMENTS MADE  CDSC AS A % OF DOLLAR AMOUNT      AND BEFORE 03/01/2002
----------------------------------  ----------------------------      ---------------------
 2 years or less                               4.00%                          3.00%
 more than 2 years, up to 4 years              3.00                           2.00
 more than 4 years, up to 5 years              2.00                           1.00
 more than 5 years, up to 6 years              1.00                           None
 more than 6 years                              None                          None



Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% contingent deferred sales charge on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.Contingent deferred sales charges for Class A, B, C and J shares are waived on shares:
  . that were purchased pursuant to the Small Amount Force Out (SAFO) program;
  . shares redeemed due to a shareholder's death;
  . shares redeemed due to the shareholder's disability, as defined in the
    Internal Revenue Code of 1986 (the "Code"), as amended;
  . shares redeemed from retirement plans to satisfy minimum distribution rules under the Code;
  . shares redeemed to pay retirement plan fees;
  . shares redeemed involuntarily from small balance accounts (values of less than $300);
  . shares redeemed through a periodic withdrawal plan;
  . shares redeemed from a retirement plan to assure the plan complies with
    Sections 401(k), 401(m), 408(k) and 415 of the Code; or
  . shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participants death, disability, retirement or separation from service after attaining age 55.

The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge. The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The Advisors Select, Advisors Signature, Advisors Preferred and Select share classes are subject to asset based charges (described below).


Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares are absorbed by Principal. Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature,
---------------------------------------------------------------------------
Preferred and Select Classes only)
----------------------------------
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;

.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets of the Advisors Signature, Class, 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors
-------------------------------------------------------------------------------
Signature, Preferred and Select Classes only)
---------------------------------------------
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets of the Advisors Signature, Class, 0.15% of the average daily net assets of the Advisors Preferred Class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).


Principal may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.


Accounting Services Agreement (all share classes)
-------------------------------------------------
The Fund has entered into an agreement pursuant to which Principal has agreed to provide all accounting services customarily required by investment companies. The services provided under this agreement are currently provided at no cost to the fund. The accounting services include:
.. Maintaining fund general ledger and journal;
.. Preparing and recording disbursements for direct fund expenses;
.. Preparing daily money transfer;
.. Reconciling all fund bank and custodian accounts;
.. Assisting Fund independent auditors as appropriate;
.. Preparing daily projection of available cash balances;
.. Recording trading activity for purposes of determining net asset values and daily dividend;
.. Preparing daily portfolio valuation report to value portfolio securities and determining daily accrued income;
.. Determining the net asset value per share daily or at such other intervals as the fund may reasonably request or as may be required by law;
.. Preparing monthly, quarterly, semi-annual and annual financial statements;

.. Providing financial information for reports to the Securities and Exchange
  Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required;
.. Providing financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the fund;
.. Investigating, assisting in the selection of and conducting relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the fund's operations; and
.. Obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the fund in accordance with the requirements of the Investment Company Act of 1940 and the rules thereunder, as such bonds and policies are approved by the fund's Board.

In addition to providing these accounting services, the agreement requires Principal to pay the following operating expenses of the fund, and all other fund expenses of a similar nature:

.. Taxes, including in case of redeemed shares any initial transfer taxes, other local, state and federal taxes, and governmental fees;
.. Interest (except for interest the Fund incurs in connection with an investment it makes);
.. The fees of its independent auditor and its legal counsel;
.. The fees of the Custodian(s) of its assets;
.. The fees and expenses of all directors of the Fund who are not persons affiliated with the Administrator;
.. The cost of a line of credit for the Fund;
.. Fidelity bond/D&O-E&O policy;
.. Trade association dues;
.. Securities lending fees (This includes out-of-pocket expenses such as additional custody fees, if any, related to lending of fund securities. This does not include rebates paid to broker borrowers or the portion of gross security lending revenues that are retained by the lending agent); and
.. Expenses of unaffiliated directors.

Each Fund intends to enter into an amended Management Agreement with the Manager (the "Amended Management Agreement"). Under the Amended Management Agreement, the Manager will perform the fund accounting services that are provided for in the Accounting Services Agreement described above. The Amended Management Agreement will not provide for any increase in the management fee payable by a Fund to the Manager. However, the Amended Management Agreement will result in the termination of the Accounting Services Agreement, including the provision obligating the Manager to pay the operating expenses of the Funds outlined above.


Rule 12b-1 Fees / Distribution Plans and Agreements
---------------------------------------------------
In addition to the management and service fees, certain of the Fund's share classes, are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Advisors Select, Advisors Signature, Advisors Preferred, Select, A, B, C and J Classes of shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include:

.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

                                                                     MAXIMUM
                                                                    ANNUALIZED
                           SHARE CLASS                              12B-1 FEE
                           -----------                              ----------
Advisors Signature                                                    0.35%
Advisors Select                                                       0.30%
Advisors Preferred                                                    0.25%
Class A shares (except Short-Term Bond, LargeCap S&P 500 Index
and Money Market) /(1)/                                               0.25%
Class A shares of Short-Term Bond and LargeCap S&P 500 Index          0.15%
Class B shares /(1)/                                                  1.00%
Class C shares/(//1//)/                                               1.00%
Class J shares (except Money Market) /(1)/                            0.50%
Class J shares of Money Market /(1)/                                  0.25%
Select                                                                0.10%
///(//1//)/
 The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B, C or J shares



The Distributor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.


Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class B, Class C, Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature, Select Class or Preferred Class shares. At least quarterly, the Distributor provides to the Fund's Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.


Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.


Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C and
-----------------------------------------------------------------------------
Class J shares only)
--------------------
The Transfer Agency Agreement provides for Principal to act as transfer and shareholder servicing agent. Principal provides these services to the Institutional Class shares without charge. With respect to each of the Class A, B, C and J shares, the Fund will pay Principal a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by Principal for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;

.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

CUSTODIAN
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by the Fund's Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


   FUND                            AMOUNT OF TRANSACTIONS   COMMISSIONS PAID
   ----                            ----------------------   ----------------
   International Emerging Markets        79,795,922             $ 80,944
   Disciplined LargeCap Blend           478,218,522               34,322
   Diversified International            176,950,479              112,780
   Equity Income                         41,612,258               35,325
   International Growth                 378,859,196              206,987
   LargeCap Growth                       27,029,031               27,918
   LargeCap S&P 500 Index                 2,204,350                  481
   LargeCap Value                       492,979,050              310,647
   MidCap Blend                         122,884,831               84,657
   MidCap Growth                            493,046                  707
   MidCap S&P 400 Index                   1,697,110                  698
   MidCap Value                          96,795,694               88,571
   Partners International                                            535
   Partners LargeCap Blend I             35,575,577                1,132
   Partners LargeCap Value                3,647,228                6,082
   Partners LargeCap Value I             23,031,178               27,885
   Partners MidCap Growth                76,270,594               92,196
   Partners MidCap Growth I              45,308,948               63,809
   Partners MidCap Growth II                                      37,630
   Partners MidCap Value                 65,860,881               85,780
   Partners MidCap Value I               28,876,676                3,719
   Partners SmallCap Blend               49,028,858               66,172
   Partners SmallCap Growth I             8,093,468               18,558
   Partners SmallCap Growth II           42,186,275              107,710
   Partners SmallCap Growth III           6,853,848               13,919
   Partners SmallCap Value              168,845,463               47,396
   Partners SmallCap Value I              1,871,666                2,972
   Partners SmallCap Value II           176,123,496              338,568
   Real Estate Securities               181,119,811               75,344
   SmallCap Blend                       235,808,805              133,927
   SmallCap Growth                       42,885,403               27,898
   SmallCap S&P 600 Index                 6,099,622                2,712
   SmallCap Value                       105,864,673               77,348


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


The Board has also approved procedures that permit a Fund's sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund and the Partners MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund and the Partners MidCap Growth Fund II participates in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated.

                                       TOTAL BROKERAGE COMMISSIONS PAID
                                         FOR PERIODS ENDED OCTOBER 31
                                         ----------------------------
 FUND                                2005       2004             2003
 ----                                ----       ----             ----
 Disciplined LargeCap Blend         439,257      39,795          36,276/(1)/
 Diversified International        1,303,762     609,341          260,932
 Equity Income                      224,312
 International Emerging Markets     885,888     293,378          108,790
 International Growth             2,497,112   2,023,724          565,337
 LargeCap Growth                    803,804     194,234           95,171
 LargeCap S&P 500 Index              47,749     144,431          179,124
 LargeCap Value                     789,928     657,455          325,908
 MidCap Blend                       513,070     156,531           68,286
 MidCap Growth                    90,153.01     209,051           73,557
 MidCap S&P 400 Index                27,702      15,200           16,245
 MidCap Value                       390,693     456,168          223,000
 Partners Global Equity              11,802
 Partners International           1,001,485    212,405/(2)/
 Partners LargeCap Blend            777,011   1,068,263          438,812
 Partners LargeCap Blend I           28,674      10,140           16,542
 Partners LargeCap Growth           108,479      21,582          16,074/(//1//)/
 Partners LargeCap Growth I       1,135,959   2,452,319        1,908,882
 Partners LargeCap Growth II        804,869     241,795           97,078
 Partners LargeCap Value          1,028,079   1,437,776        1,297,841
 Partners LargeCap Value I          293,488      5,829/(3)/
 Partners LargeCap Value Fund II     66,682
 Partners MidCap Growth             562,152     219,464           97,909
 Partners MidCap Growth I           480,719    137,437/(2)/
 Partners MidCap Growth Fund II     712,400
 Partners MidCap Value              689,499     434,798          190,018
 Partners MidCap Value I            658,581    286,243/(2)/
 Partners SmallCap Blend            728,409     449,003          22,823/(//1//)/
 Partners SmallCap Growth I         338,247     278,114          772,657
 Partners SmallCap Growth II        831,932     539,355          363,945
 Partners SmallCap Growth III       404,958      6,588/(3)/
 Partners SmallCap Value            535,750     307,050          304,946
 Partners SmallCap Value I          301,508     179,389         118,140/(//1//)/
 Partners SmallCap Value II         366,699     32,691/(3)/
 Preferred Securities               191,092     160,934          123,618
 Real Estate Securities             424,531     652,573          261,264
 SmallCap Blend                     707,663     321,213          243,059
 SmallCap Growth                    193,475     176,941          223,259
 SmallCap S&P 600 Index              92,649      50,929           42,639
 SmallCap Value                     486,333     314,762          218,019

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.

Certain broker-dealers are considered to be affiliates of the Fund.
.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs
  Execution & Clearing, LP (f/k/a Spear, Leeds & Kellogg) and Goldman Sachs JBWere are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for the Partners LargeCap Blend Fund I and Partners MidCap Value Fund I.
.. J.P.Morgan Securities and JP Morgan/Chase are affiliates of J.P.Morgan
  Investment Management Inc. which acts as a sub-advisor for Partners SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc.
.. J.P.Morgan Securities is an affiliate of American Century Investment
  Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.
.. Lehman Brothers, Inc. and Neuberger Berman Management, Inc. are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.
.. Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.
.. Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of
  AllianceBernstein Investment Research and Management which sub-advises Partners LargeCap Value Fund and an account of Principal Variable Contracts Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.
.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund.
.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                        COMMISSIONS PAID TO ADVEST CO.
                                        ------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                       1,100             0.06                     0.05
 Partners MidCap
 Growth
 2004                         419             0.19                     0.13
 2003                         742             0.76                     0.42
 Partners MidCap Value
 2005                         665             0.10                     0.06
 2004                          55             0.01                     0.02
 Partners SmallCap
 Growth II
 2005                       2,320             0.28                     0.42
 2004                           5             0.00                     0.00
 Partners SmallCap
 Value
 2005                       1,433             0.27                     0.21
 2004                       2,525             0.82                     0.51
 Partners SmallCap
 Value I
 2005                         396             0.13                     0.26
 2004                          81             0.05                     0.07



                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2005                         422             0.05                      0.14
 2004                         348             0.03                      0.12
 Partners LargeCap
 Blend I
 2004                           6             0.06                      0.08
 2003                          20             0.12                      0.17
 Partners LargeCap
 Growth I
 2005                          44             0.00                      0.03
 2004                         298             0.11                      0.11
 Partners LargeCap
 Growth II
 2005                         854             0.11                      0.50
 2004                      10,683             4.42                     10.18
 2003                       5,708             5.88                     18.94
 Partners LargeCap
 Value II
 2005                          28             0.04                      0.38
 Partners MidCap
 Growth
 2004                           5             0.00                      0.01
 2003                         151             0.15                      0.60
 Partners MidCap
 Growth I
 2005                       2,622             0.55                      1.14
 Partners SmallCap
 Blend
 2005                       3,855             0.53                      0.87
 Partners SmallCap
 Value I
 2005                         819             0.27                      0.39
 2004                         164             0.09                      0.15
 2003                          60             0.05                      0.07

                               COMMISSIONS PAID TO BNP PARIBAS SECURITIES CORP
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                       1,470             0.24                     0.17
 International
 Emerging Markets
 2004                       2,518             0.86                     0.52
 International Growth
 2004                      20,754             1.03                     0.81
 MidCap Blend
 2004                          36             0.02                     0.02
 Partners
 International
 2004                          21             0.01                     0.01


                                      COMMISSIONS PAID TO CAZENOVE, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2005                       5,278             0.40                     0.42
 International
 Emerging Markets
 2005                         784             0.09                     0.12
 International Growth
 2005                      23,016             0.92                     0.73
 Partners
 International
 2005                      13,758             1.37                     0.79


                         COMMISSIONS PAID TO CDC IXIS ASSET MANAGEMENT DISTRIBUTORS, LP
                         --------------------------------------------------------------
                         TOTAL DOLLAR      AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                       AMOUNT       TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                       ------       -----------------    ---------------------------
 Partners
 International
 2005                       1,176              0.12                       0.08

                                COMMISSIONS PAID TO DEAN WITTER REYNOLDS, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 SmallCap Growth II
 2005                       4,376             0.53                     0.50

                             COMMISSIONS PAID TO FIDELITY BROKERAGE SERVICES, LLC
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Equity Income
 2005                         372             0.17                     0.13
 Partners
 International
 2005                        1.00             0.00                     0.00
 Partners LargeCap
 Blend I
 2005                          48             0.17                     0.25
 Partners MidCap
 Growth II
 2005                      29,948             4.20                     8.99
 SmallCap Blend
 2005                         661             0.09                     0.09
 SmallCap Growth
 2005                         145             0.07                     0.08
 SmallCap Value
 2005                         191             0.04                     0.03


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2003                         545             0.29                     0.09
 Partners SmallCap
 Growth I
 2003                      10,151             1.31                     1.10


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2005                       16,071            3.66                      1.17
 2004                          171            0.43                      0.15
 2003                          770            2.12                      1.28
 Diversified
 International
 2005                       81,387            6.24                      5.41
 2004                       16,052            2.63                      2.21
 2003                       18,505            7.09                      7.30
 International
 Emerging Markets
 2005                       20,748            2.34                      2.23
 2004                          554            0.19                      0.28
 2003                        1,002            0.92                      2.18
 Equity Income
 2005                        5,665            2.53                      2.19
 International Growth
 2005                       93,939            3.76                      2.86
 2004                       48,231            2.38                      1.90
 2003                       20,347            3.60                      1.56
 LargeCap Growth
 2005                       30,865            3.84                      3.06
 2004                        7,615            3.92                      3.22
 2003                        2,112            2.22                      1.99
 LargeCap S&P 500
 Index
 2005                          133            0.28                      0.27
 2004                           75            0.05                      0.02
 LargeCap Value
 2005                       80,821           10.23                      6.13
 2004                       32,041            4.87                      3.06
 2003                       10,770            3.30                      2.44
 MidCap Blend
 2005                       10,209            1.99                      2.06
 2004                        5,234            3.34                      3.03
 2003                        3,610            5.29                      3.38
 MidCap Growth
 2005                        4,374            4.85                      3.83
 2004                       13,668            6.54                      6.77
 2003                        5,142            6.99                      5.51
 MidCap S&P 400 Index
 2005                          168            0.60                      0.56
 2004                          340            2.23                      1.90
 MidCap Value
 2005                       12,937            3.31                      2.61
 2004                       17,492            3.83                      3.75
 2003                       10,875            4.88                      4.57
 Partners SmallCap
 Growth III
 2005                       28,727            7.09                      6.28
 Partners Global
 Equity
 2005                          324            2.75                      1.83
 Partners
 International
 2005                       84,903            8.48                     14.78
 2004                       17,597            8.28                      9.88
 Partners LargeCap
 Blend
 2005                       23,814            3.06                      4.00
 2004                       21,834            2.04                      1.37
 2003                       11,652            2.66                      1.65
 Partners LargeCap
 Blend I
 2005                          783            2.73                      1.38
 2004                          360            3.55                      2.74
 2003                          516            3.12                      4.18
 Partners LargeCap
 Growth
 2005                       19,245           17.74                     14.77
 2004                        1,498            6.94                      5.24
 2003                          608            3.78                      4.31
 Partners LargeCap
 Growth I
 2005                       28,376            2.50                      3.49
 2004                       85,476            3.49                      3.34
 2003                       98,136            5.14                      5.31
 Partners LargeCap
 Growth II
 2005                       46,395            5.76                      3.24
 2004                       12,690            5.25                      2.71
 2003                        5,824            6.00                      4.32
 Partners LargeCap
 Value
 2005                      267,727           26.04                     22.59
 2004                      197,081           13.71                     14.65
 2003                       28,616            2.20                      2.04
 Partners LargeCap
 Value I
 2005                        2,540            0.87                      0.42
 2004                           40            0.69                      0.89
 Partners LargeCap
 Value II
 2005                        1,951            2.93                      1.76
 Partners MidCap
 Growth
 2005                       66,605           11.85                      9.36
 2004                       22,398           10.21                      9.53
 2003                        7,510            7.67                      7.36
 Partners MidCap
 Growth I
 2005                      136,955           28.49                     25.63
 2004                       20,352           14.81                     10.62
 Partners MidCap Value
 2005                       11,227            1.63                      1.51
 2004                        4,825            1.11                      1.24
 2003                        1,176            0.62                      0.80
 Partners MidCap Value
 I
 2005                       30,402            4.62                      4.90
 2004                       11,123            3.89                      4.10
 Partners SmallCap
 Blend
 2005                       31,884            4.38                      4.81
 2004                      141,341           31.48                     46.42
 2003                          795            3.48                      6.38
 Partners SmallCap
 Growth I
 2005                       18,377            5.43                      5.57
 2004                       18,611            6.69                      9.13
 2003                       69,208            8.96                      8.04
 Partners SmallCap
 Growth II
 2005                        4,515            0.54                      0.90
 2004                        7,225            1.34                      1.05
 2003                          950            0.26                      0.17
 Partners SmallCap
 Growth III
 2004                        3,719           56.45                     62.16
 Partners SmallCap
 Value
 2004                        1,220             .04                      0.36
 2003                        5,226            1.71                      1.54
 Partners SmallCap
 Value I
 2005                        4,832            1.60                      1.21
 2004                        4,056            2.26                      1.78
 2003                        4,898            4.15                      4.79
 Partners SmallCap
 Value II
 2005                           22            0.01                      0.01
 Real Estate
 Securities
 2005                        3,945            0.93                      1.11
 2004                       31,044            4.76                      2.33
 2003                        6,250            2.39                      1.79
 SmallCap Blend
 2005                       17,655            2.49                      1.05
 2004                        4,875            1.52                      1.34
 2003                        8,737            3.59                      2.09
 SmallCap Growth
 2005                        3,471            1.79                      1.34
 2004                        4,746            2.68                      2.70
 2003                       10,579            4.74                      4.46
 SmallCap S&P 600
 Index
 2005                          730            0.79                      0.68
 2004                        1,607            3.16                      3.67
 SmallCap Value
 2005                       26,887            5.53                      3.67
 2004                       14,955            4.75                      3.26
 2003                       20,677            9.48                      6.94

                          COMMISSIONS PAID TO GOLDMAN SACHS EXECUTION & CLEARING, LP
                                        (F/K/A SPEER, LEEDS & KELLOGG)
                          ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2005                       3,466             0.45                      1.01
 2004                       1,044             0.10                      0.16
 Partners LargeCap
 Blend I
 2005                       1,758             6.13                     21.78
 2004                         252             2.49                      5.97
 2003                         162             0.98                      3.32
 Partners LargeCap
 Growth I
 2005                       5,154             0.45                      0.83
 2004                          63             0.00                      0.03
 Partners LargeCap
 Growth II
 2005                      34,360             4.27                     10.32
 2004                      13,370             5.53                      8.65
 2003                       1,418             1.46                      3.92
 Partners LargeCap
 Value I
 2005                       5,469             1.86                      4.61
 Partners LargeCap
 Value II
 2005                       1,992             2.99                      7.70
 Partners MidCap
 Growth
 2005                      25,955             4.62                      9.17
 2004                       5,523             2.52                      5.07
 Partners MidCap Value
 2005                       1,815             0.26                      0.11
 2004                         310             0.07                      0.05
 Partners SmallCap
 Blend
 2004                         124             0.03                      0.04
 Partners SmallCap
 Growth II
 2005                       3,354             0.40                      2.07
 2004                       1,520             0.28                      0.11
 Partners SmallCap
 Value I
 2005                         557             0.18                      0.18

                                   COMMISSIONS PAID TO GOLDMAN SACHS JBWERE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                        171              0.03                     0.02
 International Growth
 2004                        738              0.04                     0.02
 Partners
 International
 2005                        969              0.10                     0.05
 2004                         29              0.01                     0.01


                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                         754             0.12                     0.12
 International
 Emerging Markets
 2005                          49             0.01                     0.01
 MidCap Value
 2005                       2,636             0.67                     0.34
 Partners
 International
 2005                       1,455             0.15                     0.13
 2004                         263             0.12                     0.10
 Partners LargeCap
 Blend I
 2005                         431             1.50                     0.72
 2004                          81             0.80                     0.51
 Partners LargeCap
 Growth
 2005                       8,556             7.89                     6.90
 Partners LargeCap
 Growth I
 2004                         279             0.01                     0.01
 Partners LargeCap
 Growth II
 2005                      14,338             1.78                     1.39
 2004                       2,273             0.94                     0.55
 Partners LargeCap
 Value I
 2005                         100             0.03                     0.14
 Partners LargeCap
 Value II
 2005                          96             0.14                     0.04
 Partners MidCap
 Growth
 2005                       1,348             0.24                     0.15
 Partners MidCap
 Growth II
 2005                      15,530             2.18                     1.28
 Partners MidCap Value
 2004                       3,455             0.79                     0.74
 Partners MidCap Value
 I
 2005                       2,190             0.33                     0.70
 Partners SmallCap
 Growth I
 2005                      23,977             7.09                     4.94
 2004                      16,485             5.93                     5.29
 Partners SmallCap
 Growth II
 2005                      26,080             3.13                     2.23
 2004                       5,330             0.99                     0.30
 Partners SmallCap
 Growth III
 2005                           4             0.00                     0.00
 Partners SmallCap
 Value
 2005                         239             0.04                     0.04
 Partners SmallCap
 Value II
 2005                         102             0.03                     0.03
 SmallCap Blend
 2004                          83             0.03                     0.05

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                            7            0.02                      0.01
 2003                          279            0.77                      0.23
 Diversified
 International
 2005                       33,868            2.60                      2.01
 2004                       33,645            5.52                      5.12
 2003                        8,562            3.28                      2.11
 Equity Income
 2005                        3,388            1.51                      1.24
 International
 Emerging Markets
 2005                       35,095            3.96                      3.42
 2004                       21,088            7.19                      5.25
 2003                        9,527            8.76                      6.50
 International Growth
 2005                      153,151            6.13                      4.67
 2004                      127,778            6.31                      7.39
 2003                        7,019            1.24                      0.26
 LargeCap Growth
 2005                        1,312            0.16                      0.11
 2004                        1,788            0.92                      0.92
 2003                        1,202            1.26                      0.61
 LargeCap Value
 2005                       14,320            1.81                      1.26
 2004                        9,656            1.47                      1.55
 2003                        6,322            1.94                      1.07
 MidCap Blend
 2005                       10,543            2.05                      2.19
 2004                        2,946            1.88                      1.61
 2003                        1,621            2.37                      1.75
 MidCap Growth
 2005                        1,972            2.19                      1.73
 2004                        2,584            1.24                      1.49
 2003                          813            1.11                      0.98
 MidCap Value
 2005                        3,609            0.92                      0.83
 2004                        6,036            1.32                      1.46
 2003                        3,900            1.75                      1.42
 Partners
 International
 2005                       53,801            5.37                      5.59
 2004                       11,259            5.30                      4.10
 Partners LargeCap
 Blend
 2005                       21,365            2.75                      2.27
 2004                       16,265            1.52                      0.78
 2003                          620            0.14                      0.19
 Partners LargeCap
 Blend I
 2005                           26            0.09                      0.34
 2004                           35            0.34                      0.39
 Partners LargeCap
 Growth
 2004                           14            0.06                      0.04
 2003                          122            0.76                      0.43
 Partners LargeCap
 Growth I
 2005                       30,229            2.66                      2.58
 2004                       53,955            2.20                      2.15
 2003                       55,482            2.91                      2.95
 Partners LargeCap
 Growth II
 2005                          126            0.02                      0.02
 2004                        1,103            0.46                      0.35
 2003                           44            0.05                      0.03
 Partners LargeCap
 Value
 2004                        1,888            0.13                      0.03
 Partners LargeCap
 Value I
 2005                        7,615            2.59                      1.19
 2004                          212            3.64                      2.32
 Partners MidCap
 Growth
 2005                       23,692            4.21                      3.52
 2004                        3,576            1.63                      1.36
 2003                        1,207            1.23                      1.02
 Partners MidCap
 Growth I
 2005                       20,405            4.24                      3.74
 2004                        8,032            5.84                      3.29
 Partners MidCap Value
 2005                       11,345            1.65                      1.38
 2004                        7,211            1.66                      1.55
 2003                        1,357            0.71                      0.71
 Partners MidCap Value
 I
 2005                        8,607            1.31                      0.99
 2004                       10,363            3.62                      2.60
 Partners SmallCap
 Blend
 2005                       27,888            3.83                      3.78
 2004                        2,715            0.60                      0.68
 2003                           99            0.43                      0.25
 Partners SmallCap
 Growth I
 2005                        3,443            1.02                      1.82
 2004                        5,301            1.91                      3.71
 2003                       37,045            4.79                      3.98
 Partners SmallCap
 Growth II
 2005                          865            0.10                      0.09
 2004                        4,120            0.76                      0.48
 2003                          315            0.09                      0.03
 Partners SmallCap
 Growth III
 2005                       55,313           13.66                     13.88
 2004                        1,461           22.18                     14.72
 Partners SmallCap
 Value I
 2005                        1,820            0.60                      0.28
 Partners SmallCap
 Value II
 2005                           32            0.01                      0.02
 Real Estate
 Securities
 2005                        8,564            2.02                      1.30
 2004                        5,365            0.82                      0.70
 2003                        5,775            2.21                      1.44
 SmallCap Blend
 2005                        1,904            0.27                      0.29
 2004                        1,006            0.31                      0.26
 2003                          447            0.18                      0.11
 SmallCap Growth
 2005                        3,779            1.95                      1.61
 2004                        2,423            1.37                      0.82
 2003                        2,947            1.32                      1.21
 SmallCap S&P 600
 Index
 2004                          152            0.30                      0.10
 SmallCap Value
 2005                        2,928            0.60                      0.48
 2004                        3,732            1.19                      1.41
 2003                        3,343            1.53                      1.17

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2005                       23,210            5.28                      6.10
 2004                        1,394            3.50                      2.92
 2003                          358            0.99                      1.10
 Diversified
 International
 2005                       47,886            3.67                      3.34
 2004                       44,076            7.23                      6.35
 2003                        6,892            2.64                      2.24
 Equity Income
 2005                        9,628            4.29                      8.16
 International
 Emerging Markets
 2005                       33,577            3.79                      3.32
 2004                        4,313            1.47                      1.60
 2003                          394            0.36                      0.39
 International Growth
 2005                       72,740            2.91                      3.17
 2004                      200,059            9.89                      8.50
 2003                        7,585            1.34                      0.88
 LargeCap Growth
 2005                      108,088           13.45                     10.51
 2004                        7,636            3.93                      3.94
 2003                        7,387            7.76                      6.15
 LargeCap S&P 500
 Index
 2005                       14,223           29.79                     59.24
 2004                       61,951           42.89                     30.09
 2003                      159,691           89.15                     73.24
 LargeCap Value
 2005                       46,629            5.90                      5.29
 2004                       50,432            7.67                      7.15
 2003                       17,876            5.48                      6.11
 MidCap Blend
 2005                       55,007           10.72                     10.05
 2004                        9,947            6.35                      5.61
 2003                        4,018            5.88                      4.63
 MidCap Growth
 2005                        4,761            5.28                      3.64
 2004                       15,283            7.31                      6.55
 2003                        2,462            3.35                      2.95
 MidCap S&P 400 Index
 2005                        3,692           13.33                     20.07
 2004                        4,786           31.49                     32.04
 2003                       14,737           90.71                     85.41
 MidCap Value
 2005                       19,805            5.07                      5.60
 2004                       22,858            5.01                      4.99
 2003                       13,967            6.26                      6.27
 Partners Global
 Equity Fund
 2005                          931            7.89                      3.96
 Partners
 International
 2005                      106,440           10.63                     10.22
 2004                       14,506            6.83                      5.90
 Partners LargeCap
 Blend
 2005                       38,876            5.00                      5.73
 2004                      100,040            9.36                     18.30
 2003                       41,793            9.52                     13.33
 Partners LargeCap
 Blend I
 2005                          443            1.55                      1.96
 2004                          351            3.47                      2.19
 2003                           68            0.41                      0.63
 Partners LargeCap
 Growth
 2005                        5,456            5.03                      4.49
 2004                          346            1.60                      1.56
 2003                          328            2.04                      1.65
 Partners LargeCap
 Growth I
 2005                       34,552            3.04                      3.52
 2004                      153,167            6.25                      5.49
 2003                      120,318            6.30                      7.07
 Partners LargeCap
 Growth II
 2005                       15,985            1.99                      1.26
 2004                          575            0.24                      0.11
 2003                        1,863            1.92                      0.91
 Partners LargeCap
 Value
 2004                          401            0.03                      0.05
 2003                        5,355            0.41                      0.12
 Partners LargeCap
 Value I
 2005                        4,722            1.61                      1.08
 2004                           55            0.94                      0.54
 Partners LargeCap
 Value II
 2005                          168            0.25                      0.11
 Partners MidCap
 Growth
 2005                       22,244            3.96                      3.86
 2004                       16,530            7.53                      7.03
 2003                        5,420            5.54                      5.49
 Partners MidCap
 Growth I
 2005                       27,952            5.81                      5.95
 2004                        2,813            2.05                      1.49
 Partners MidCap
 Growth II
 2005                       41,885            5.88                      6.67
 Partners MidCap Value
 2005                      106,573           15.46                     15.29
 2004                       90,905           20.91                     21.33
 2003                          582            0.31                      0.32
 Partners MidCap Value
 I
 2005                       34,204            5.19                      5.15
 2004                       14,344            5.01                      5.37
 Partners SmallCap
 Blend
 2005                       40,825            5.60                      4.33
 2004                       22,992            5.12                      2.91
 2003                          764            3.35                      2.42
 Partners SmallCap
 Growth I
 2005                       24,275            7.18                      6.86
 2004                       20,750            7.46                      7.29
 2003                       46,296            5.99                      4.99
 Partners SmallCap
 Growth II
 2005                        6,420            0.77                      0.71
 2004                       11,440            2.12                      1.29
 2003                        3,055            0.84                      0.57
 Partners SmallCap
 Growth III
 2005                       21,754            5.37                      4.26
 2004                           25            0.38                      0.61
 Partners SmallCap
 Value
 2005                          885            0.17                      0.12
 2004                        6,080            1.98                      1.65
 2003                        9,600            3.15                      3.29
 Partners SmallCap
 Value I
 2005                        6,404            2.12                      1.90
 2004                        2,323            1.29                      1.05
 2003                        1,308            1.11                      0.93
 Partners SmallCap
 Value II
 2005                          247            0.07                      0.07
 Real Estate
 Securities
 2005                       65,908           15.52                     27.62
 2004                       73,885           11.32                     19.74
 2003                       40,304           15.43                     12.87
 SmallCap Blend
 2005                       26,262            3.71                      3.71
 2004                        8,785            2.73                      2.43
 2003                        6,745            2.77                      2.37
 SmallCap Growth
 2005                       12,361            6.39                      5.24
 2004                       12,649            7.15                      8.31
 2003                       13,585            6.08                      5.16
 SmallCap S&P 600
 Index
 2005                       42,675           46.06                     42.28
 2004                       25,705           50.47                     44.08
 2003                       37,293           87.46                     72.70
 SmallCap Value
 2005                       29,549            6.08                      6.44
 2004                       18,235            5.79                      6.46
 2003                       10,107            4.64                      4.13

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2005                       39,290            8.94                      5.98
 2004                          715            1.80                      0.69
 2003                          193            0.53                      0.84
 Diversified
 International
 2005                       81,905            6.28                      5.88
 2004                       49,229            8.08                      7.09
 2003                       20,845            7.99                      8.98
 Equity Income
 2005                        6,148            2.74                      3.20
 International
 Emerging Markets
 2005                       70,173            7.92                      8.86
 2004                       40,269           13.73                     14.03
 2003                       14,816           13.62                     16.41
 International Growth
 2005                      222,538            8.91                      7.99
 2004                      102,879            5.08                      3.91
 2003                       24,420            4.32                     10.19
 LargeCap Growth
 2005                       15,839            1.97                      1.84
 2004                        2,628            1.35                      1.82
 2003                        2,056            2.16                      2.22
 LargeCap S&P 500
 Index
 2005                       14,711           30.81                     26.59
 2004                        1,144            0.79                      0.79
 2003                           64            0.04                      0.10
 LargeCap Value
 2005                       50,076            6.34                     11.48
 2004                       34,117            5.19                      8.50
 2003                       27,057            8.30                     10.88
 MidCap Blend
 2005                       37,713            7.35                      3.84
 2004                       12,839            8.20                     13.48
 2003                        1,703            2.49                      6.04
 MidCap Growth
 2005                        1,350            1.50                      1.37
 2004                        4,991            2.39                      2.49
 2003                        3,882            5.28                      8.94
 MidCap S&P 400 Index
 2005                        5,219           18.84                     21.39
 2004                           96            0.63                      0.62
 MidCap Value
 2005                       13,759            3.52                      5.09
 2004                       19,405            4.25                      6.66
 2003                       18,517            8.30                     10.03
 Partners Global
 Equity
 2005                        1,142            9.67                      5.18
 Partners
 International
 2005                       60,233            6.61                      5.64
 2004                       15,982            7.52                      6.08
 Partners LargeCap
 Blend
 2005                       38,900            5.01                      5.75
 2004                       51,587            4.83                      2.67
 2003                       19,501            4.44                      4.17
 Partners LargeCap
 Blend I
 2005                        3,618           12.62                     16.12
 2004                        1,714           16.91                     28.38
 2003                          922            5.57                     12.61
 Partners LargeCap
 Growth
 2005                        1,739            1.60                      1.49
 2004                          795            3.68                      2.66
 2003                        5,768           35.88                     41.88
 Partners LargeCap
 Growth I
 2005                       76,581            6.74                      5.90
 2004                        9,275            0.38                      0.43
 2003                        3,467            0.18                      0.18
 Partners LargeCap
 Growth II
 2005                        3,279            0.41                      0.24
 2004                        3,096            1.28                      1.28
 2003                        5,281            5.44                      5.94
 Partners LargeCap
 Value
 2005                           58            0.01                      0.01
 2003                       12,582            0.97                      0.51
 Partners LargeCap
 Value I
 2005                        4,648            1.58                      3.03
 2004                          207            3.55                      1.58
 Partners LargeCap
 Value II
 2005                          135            0.20                      0.37
 Partners MidCap
 Growth
 2005                       15,727            2.80                      2.59
 2004                        4,920            2.24                      2.06
 2003                        3,538            3.61                      3.54
 Partners MidCap
 Growth I
 2005                       24,505            5.10                      4.43
 2004                        6,297            4.58                      5.81
 Partners MidCap
 Growth Ii
 2005                       83,440           11.71                     10.09
 Partners MidCap Value
 2005                       15,530            2.25                      3.05
 2004                        4,725            1.09                      1.15
 2003                        1,234            0.65                      0.44
 Partners MidCap Value
 I
 2005                       18,104            2.75                      3.01
 2004                       20,186            7.05                      6.83
 Partners SmallCap
 Blend
 2005                       38,170            5.24                      3.88
 2004                       19,996            4.45                      3.09
 2003                          942            4.13                      2.89
 Partners SmallCap
 Growth I
 2005                       12,060            3.57                      2.77
 2004                       16,074            5.78                      5.38
 2003                       38,013            4.92                      3.58
 Partners SmallCap
 Growth II
 2005                        7,342            0.88                      2.01
 2004                       15,281            2.83                      2.64
 2003                       34,670            9.53                      8.19
 Partners SmallCap
 Growth III
 2004                           40            0.61                      0.40
 Partners SmallCap
 Value
 2005                          810            0.15                      0.08
 2004                        7,845            2.55                      2.44
 Partners SmallCap
 Value I
 2005                       26,943            8.94                     11.14
 2004                       15,622            8.71                      9.04
 2003                        7,011            5.93                      5.76
 Partners SmallCap
 Value II
 2005                        2,092            0.57                      0.20
 Real Estate
 Securities
 2005                        3,880            0.91                      1.02
 2004                       14,994            2.30                      4.41
 2003                        6,740            2.58                      5.94
 SmallCap Blend
 2005                       15,668            2.21                      2.48
 2004                        9,516            2.96                      2.04
 2003                        6,522            2.68                      2.40
 SmallCap Growth
 2005                       11,936            6.17                     10.09
 2004                       10,379            5.87                      7.46
 2003                       30,874           13.83                     16.00
 SmallCap S&P 600
 Index
 2005                       13,696           14.78                     19.26
 2004                          596            1.17                      2.08
 2003                           69            0.16                      0.49
 SmallCap Value
 2005                       32,681            6.72                      7.43
 2004                       14,495            4.60                      4.76
 2003                       14,620            6.71                      6.82

                               COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                       1,365             0.13                     0.05
 Partners MidCap
 Growth Fund II
 2005                       1,645             0.23                     0.20
 Partners MidCap Value
 I
 2004                       1,547             0.54                     2.31
 Partners SmallCap
 Value I
 2005                         397             0.13                     0.13
 2004                       3,680             2.05                     1.29
 Partners SmallCap
 Value II
 2005                         623             0.17                     0.12


                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                        2,915            0.15                      0.15
 Partners MidCap
 Growth II
 2005                        2,265            0.32                      0.57
 Partners MidCap Value
 2005                        2,710            0.39                      0.24
 2004                        7,790            1.79                      2.04
 2003                      125,416           66.00                     65.70
 Partners SmallCap
 Growth I
 2003                       37,405            4.84                      3.99
 Partners SmallCap
 Value I
 2003                          195            0.17                      0.07
 Partners SmallCap
 Value II
 2005                        1,871            0.51                      0.23


                                       COMMISSIONS PAID TO PERSHING LLC
                                       --------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners SmallCap
 Value II
 2005                        713              0.19                     0.19

                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2005                       15,010            3.42                      1.75
 2004                        4,965           12.48                      7.51
 2003                        7,122           19.63                     11.38
 Diversified
 International
 2004                          867            0.14                      0.14
 Equity Income
 2005                        1,345            0.60                      0.78
 International Growth
 2004                        1,277            0.06                      0.04
 LargeCap Growth
 2005                        5,067            0.63                      0.66
 2004                       16,900            8.70                     10.84
 2003                        8,178            8.59                     10.71
 LargeCap Value
 2005                       10,195            1.29                      0.70
 2004                        3,983            0.61                      0.50
 2003                       15,434            4.74                      4.66
 MidCap Blend
 2005                        8,009            1.56                      1.25
 2004                        7,220            4.61                      5.21
 2003                        5,091            7.46                      8.08
 MidCap Growth
 2005                           94            0.10                      0.13
 2004                        8,455            4.04                      4.47
 2003                        8,295           11.28                     14.04
 MidCap S&P 400 Index
 2004                           79            0.52                      0.44
 MidCap Value
 2005                        1,994            0.51                      0.41
 2004                        5,605            1.23                      1.24
 2003                        6,339            2.84                      3.66
 Partners Global
 Equity
 2005                          760            6.44                      3.74
 Partners
 International
 2005                          451            0.05                      0.04
 2004                          330            0.16                      0.12
 Partners LargeCap
 Blend
 2005                       30,046            3.87                      3.20
 2004                       11,745            1.10                      0.82
 Partners
 LargeCap Blend I
 2004                          185            1.83                      0.66
 2003                           60            0.36                      0.21
 Partners LargeCap
 Growth
 2003                           43            0.26                      0.28
 Partners LargeCap
 Growth I
 2005                       20,738            1.83                      1.12
 2004                       52,359            2.14                      1.62
 2003                       31,723            1.66                      1.68
 Partners LargeCap
 Growth II
 2005                       48,496            6.03                      8.15
 2004                       10,027            4.15                      2.54
 2003                        1,488            1.53                      0.80
 Partners LargeCap
 Value
 2005                      590,920           57.48                     54.85
 2004                      992,248           69.01                     68.44
 2003                      821,584           63.30                     65.57
 Partners LargeCap
 Value I
 2005                          538            0.18                      0.13
 Partners LargeCap
 Value II
 2005                        4,424            6.63                      9.89
 Partners MidCap
 Growth
 2005                        3,955            0.70                      0.36
 2003                          362            0.37                      0.39
 Partners MidCap
 Growth I
 2005                          527            0.11                      0.18
 Partners MidCap Value
 2005                       28,860            4.19                      3.66
 2004                       16,204            3.73                      3.30
 2003                        2,560            1.35                      0.83
 Partners MidCap Value
 I
 2005                       33,305            5.06                      6.91
 2004                       10,118            3.53                      3.28
 Partners SmallCap
 Blend
 2005                          792            0.11                      0.12
 2004                           25            0.01                      0.00
 Partners SmallCap
 Growth I
 2003                          515            0.07                      0.06
 Partners SmallCap
 Growth II
 2005                        1,555            0.19                      0.36
 2004                           85            0.02                      0.01
 2003                        2,980            0.82                      0.78
 Partners SmallCap
 Value
 2004                        1,318            0.43                      0.74
 Partners SmallCap
 Value I
 2005                        9,991            3.31                      4.09
 2004                        1,431            0.80                      0.60
 2003                        4,977            4.21                      4.30
 Real Estate
 Securities
 2005                          210            0.05                      0.06
 2003                        2,010            0.77                      0.62
 SmallCap Blend
 2005                        4,428            0.63                      0.97
 2004                       36,320           11.31                     14.24
 SmallCap Growth
 2005                          452            0.23                      0.28
 2004                        1,556            0.88                      1.30
 2003                        4,779            2.14                      2.63
 SmallCap S&P 600
 Index
 2004                           40            0.08                      0.13
 SmallCap Value
 2005                        2,574            0.53                      0.47
 2004                        1,538            0.49                      0.71
 2003                        2,209            1.01                      1.70

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Equity Income
 2005                       16,457             7.34                     8.63
 Preferred Securities
 2005                      191,079           100.00                   100.00
 2004                      160,934           100.00                   100.00
 2003                      123,618           100.00                   100.00

                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2005                         115             0.01                     0.01
 Partners LargeCap
 Growth
 2003                           4             0.02                     0.01
 Partners MidCap
 Growth
 2004                         314             0.14                     0.09
 2003                         106             0.11                     0.08
 Partners SmallCap
 Growth II
 2005                       1,720             0.21                     0.18
 2004                         115             0.02                     0.01
 Partners SmallCap
 Value
 2005                       7,022             1.31                     1.13
 Partners SmallCap
 Value I
 2004                          54             0.03                     0.08
 2003                         290             0.25                     0.17
 Partners SmallCap
 Value II
 2005                       1,102             0.30                     0.34


                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2005                       21,359            4.86                      4.35
 2004                        2,022            5.08                      5.73
 2003                          884            2.44                      6.92
 Diversified
 International
 2005                      199,103           15.27                     21.82
 2004                       94,095           15.44                     18.62
 2003                       30,896           11.84                     10.18
 Equity Income
 2005                       30,436           13.57                     15.65
 International
 Emerging Markets
 2005                      107,366           12.12                     14.60
 2004                       34,207           11.66                     14.42
 2003                       14,651           13.47                     14.65
 International Growth
 2005                      265,102           10.62                     22.68
 2004                      247,510           12.23                     17.36
 2003                       45,946            8.13                      6.87
 LargeCap Growth
 2005                       29,522            3.67                      3.06
 2004                        4,136            2.13                      2.13
 2003                        4,697            4.94                      5.45
 LargeCap S&P 500
 Index
 2005                          303            0.63                      0.70
 2004                        1,867            1.29                      1.27
 LargeCap Value
 2005                       68,115            8.62                      8.84
 2004                       66,694           10.14                     14.20
 2003                       37,193           11.41                     15.10
 MidCap Blend
 2005                       24,246            4.73                      4.54
 2004                       21,565           13.78                     19.01
 2003                        4,574            6.70                      8.30
 MidCap Growth
 2005                        1,081            1.20                      0.95
 2004                       14,723            7.04                      9.72
 2003                        5,852            7.96                      8.19
 MidCap S&P 400 Index
 2005                        1,869            6.75                      7.86
 2004                          586            3.86                      3.58
 MidCap Value
 2005                       31,806            8.14                      8.99
 2004                       52,745           11.56                     14.44
 2003                       22,722           10.19                      9.57
 Partners
 International
 2005                      104,532           10.44                     11.15
 2004                       21,542           10.14                     10.54
 Partners Global
 Equity
 2005                          587            4.97                      2.36
 Partners LargeCap
 Blend
 2005                       51,392            6.61                      5.87
 2004                       75,820            7.10                      5.00
 2003                       11,193            2.55                      1.19
 Partners
 LargeCap Blend I
 2005                        1,343            4.69                      3.11
 2004                          160            1.58                      1.16
 2003                          165            1.00                      0.42
 Partners LargeCap
 Growth
 2005                        4,297            3.96                      2.86
 2004                          426            1.98                      1.69
 2003                          169            1.05                      1.85
 Partners LargeCap
 Growth I
 2005                       98,554            8.68                      9.04
 2004                      105,387            4.30                      4.49
 2003                      160,860            8.43                      8.54
 Partners LargeCap
 Growth II
 2005                        8,269            1.03                      0.79
 2004                        2,318            0.96                      0.49
 2003                        1,615            1.66                      0.97
 Partners LargeCap
 Value
 2005                       36,713            3.57                      8.38
 2004                       46,454            3.23                      3.94
 Partners LargeCap
 Value I
 2005                        7,800            2.66                      2.19
 2004                           70            1.20                      0.97
 Partners LargeCap
 Value II
 2005                          793            1.19                      0.44
 Partners MidCap
 Growth
 2005                       51,264            9.12                      7.80
 2004                          967            0.44                      0.35
 2003                        1,220            1.25                      0.83
 Partners MidCap
 Growth I
 2005                        4,112            0.86                      0.76
 Partners MidCap
 Growth II
 2005                       10,476            1.47                      1.32
 Partners MidCap Value
 2005                        8,684            1.26                      1.15
 2004                        9,142            2.10                      1.96
 2003                        1,904            1.00                      1.23
 Partners MidCap Value
 I
 2005                       21,555            3.27                      3.08
 2004                       18,818            6.57                      4.78
 Partners SmallCap
 Blend
 2004                        3,960            0.88                      0.81
 Partners SmallCap
 Growth I
 2005                       38,040           11.25                     14.58
 2004                       19,319            6.95                      7.34
 2003                       12,827            1.66                      1.42
 Partners SmallCap
 Growth II
 2005                        7,589            0.91                      1.74
 2003                        9,093            2.50                      2.22
 Partners SmallCap
 Growth III
 2005                        3,746            0.93                      0.92
 2004                          321            4.87                      5.06
 Partners SmallCap
 Value
 2005                        8,271            1.54                      0.91
 2004                        2,550            0.83                      0.28
 2003                        8,060            2.64                      2.38
 Partners SmallCap
 Value I
 2005                       10,338            3.43                      2.22
 2004                        8,374            4.67                      2.48
 2003                        4,008            3.39                      2.61
 Partners SmallCap
 Value II
 2005                       18,866            5.14                      2.75
 Real Estate
 Securities
 2005                       14,706            3.46                      5.72
 2004                       41,888            6.42                      5.61
 2003                        6,920            2.65                      2.39
 SmallCap Blend
 2005                       28,548            4.03                      5.01
 2004                       20,016            6.23                      8.45
 2003                        5,855            2.41                      4.77
 SmallCap Growth
 2005                       14,810            7.65                      7.51
 2004                       12,301            6.95                     16.23
 2003                       12,270            5.50                      8.08
 SmallCap S&P 600
 Index
 2005                          272            0.29                      0.74
 2004                          732            1.44                      2.37
 2003                           25            0.06                      0.18
 SmallCap Value
 2005                       69,871           14.37                     17.74
 2004                       18,328            5.82                      7.85
 2003                       21,423            9.83                     11.78

ALLOCATION OF TRADES BY THE SUB-ADVISORS
Each Sub-Advisor manages a number of accounts other than the Fund's portfolios. Each Sub-Advisor has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund

PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."

SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





 Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open, at the close of business of the Exchange (normally 3:00 p.m. Central time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

For all Funds except the Money Market Fund
                         -----------------

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.


Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.


Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.


A Fund's securities may be traded on foreign securities markets that close each day prior to the time the New York Stock Exchange closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.


Money Market Fund
-----------------
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Board of Directors have established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly consider what action, if any, will be initiated. In the event the Board of Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B, Class C and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects Dividend Relay to use the distributions to purchase shares of the same Class of another Fund's shares. The reinvestment and/or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


SPECIAL TAX CONSIDERATIONS
Municipal Funds
---------------
Each of the Municipal Funds also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


International Funds
-------------------
Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options
-----------------------------
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

PORTFOLIO HOLDINGS DISCLOSURE

A mutual fund and its investment adviser may disclose information regarding the Fund's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last calendar day of the respective fiscal quarter. The information is public information upon filing with the SEC. The Fund also publishes portfolio holdings information as of the end of the most recent calendar quarter for each of the Fund's portfolios , except Partners International Fund and Partners MidCap Growth Fund II, on the principal.com website. Portfolio holdings information for the Partners International Fund and Partners MidCap Growth Fund II as of the end of the Fund's fiscal quarters are publsihed on the website.The information will be published on the first business day of the second month following the end of the calendar quarter (e.g. June 30 portfolio holdings information (April 30 information for Partners International Fund and Partners MidCap Growth Fund II)would be published on the website on the first business day of August). The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default; or similar events on portfolio holdings. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.


POLICY. The Fund and the Manager have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

 1) Daily to the Fund's portfolio pricing services to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

 3) As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

 4) To the Fund adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Fund's custodians in connection with the services provided by the custodian to the Fund; and

 6) To such other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's CCO must approve such disclosure, in writing before it occurs.

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.


The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.


GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX A

Description of Bond Ratings:


Moody's Investors Service, Inc. Rating Definitions:


Long-Term Obligation Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. they address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B: Obligations rated B are considered speculative and are subject to high credit risk.


Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicate a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generate rating category.


SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings:


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.


A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Fund follow.

                                  OCTOBER 2005

                        ALLIANCE CAPITAL MANAGEMENT L.P.

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

                                  INTRODUCTION




As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.


CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES
-----------------------

PROXY VOTING COMMITTEES
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


 CONFLICTS OF INTEREST
----------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


PROXIES OF CERTAIN NON-US ISSUERS
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period).
 Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
 Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

LOANED SECURITIES
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


PROXY VOTING RECORDS
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.




                          AMERICAN CENTURY INVESTMENTS
                             PROXY VOTING POLICIES




American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.


GENERAL PRINCIPLES
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A.ROUTINE MATTERS

 1) ELECTION OF DIRECTORS


  a)
    GENERALLY. THE ADVISER will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

  b) COMMITTEE SERVICE. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

  C)
    CLASSIFICATION OF BOARDS. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

  D)
    MAJORITY INDEPENDENT BOARD. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

  E)WITHHOLDING CAMPAIGNS. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

 2) RATIFICATION OF SELECTION OF AUDITORS

The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B. EQUITY-BASED COMPENSATION PLANS

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.


The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


The Adviser will generally vote against the adoption of plans or plan amendments that:

.. provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);. reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
.. establish restriction periods shorter than three years for restricted stock grants;
.. do not reasonably associate awards to performance of the company; and .. are excessively dilutive to the company.

C.ANTI-TAKEOVER PROPOSALS

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


 1) CUMULATIVE VOTING


The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.


 2) STAGGERED BOARD

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.


 3) BLANK CHECK" PREFERRED STOCK

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


 4) ELIMINATION OF PREEMPTIVE RIGHTS

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.


 5) NON-TARGETED SHARE REPURCHASE

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


 6) INCREASE IN AUTHORIZED COMMON STOCK

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


 7) "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


 8) "FAIR PRICE" AMENDMENTS

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


 9)  LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.


 10) POISON PILLS OR SHAREHOLDER RIGHTS PLANS

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.


We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


 11)  GOLDEN PARACHUTES

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.


 12)  REINCORPORATION

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.


 13)  CONFIDENTIAL VOTING

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.


 14)  OPTING IN OR OUT OF STATE TAKEOVER LAWS

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS

 1) SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


 2) ANTI-GREENMAIL PROPOSALS

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


 3) INDEMNIFICATION

The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


 4) NON-STOCK INCENTIVE PLANS

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


 5) DIRECTOR TENURE

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


 6) DIRECTORS' STOCK OPTIONS PLANS

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.


 7) DIRECTOR SHARE OWNERSHIP

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).


************************************************************


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.





Original 6/1/1989


Revised 12/05/1991


Revised 2/15/1997


Revised 8/1/1999


Revised 7/1/2003


Revised 12/13/2005




                         ARK ASSET MANAGEMENT CO., INC.
               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES
                                 FEBRUARY 2005



                                  INTRODUCTION
                                  ------------

Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. ("Ark") with regard to the voting of proxies over which we have investment responsibility.
 These policies and procedures are available to our clients upon request.

                          GENERAL PROXY VOTING POLICY
                          ---------------------------

Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Adviser's Act"). Pursuant to various provisions of the Adviser's Act, Ark acts in a fiduciary capacity with respect to each of its clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.


In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not allow our voting to be dictated by the position of any outsiders, other than following the recommendations of an independent third party in situations involving conflicts of interest (see "Conflicts of Interest" below) or where required by applicable law. It is Ark's intent to vote all proxies, either directly or through a proxy voting service appointed by Ark. However, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements, and Ark shall not be responsible for not being able to vote those proxies.


Ark's proxy voting process is dynamic and subject to periodic review.
 Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark's discretion to address any such changes.


The following summarizes Ark's current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

Each proxy proposal is reviewed on a case-by-case basis by Ark's Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries.


A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.


BUSINESS OPERATIONS


These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:

.. . Name changes
.. . Election of directors
.. . Ratification of auditors
.. . Maintaining current levels of directors' indemnification and liability

.. . Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest
.. . Employee stock purchase or ownership plans

CHANGES IN STATUS


There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:

.. . Mergers, acquisitions, restructurings
.. . Reincorporations
.. . Changes in capitalization

SHAREHOLDER DEMOCRACY


We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

.. . Increased indemnification protections for directors or officers
.. . Certain supermajority requirements
.. . Unequal voting rights
.. . Classified boards
.. . Cumulative voting
.. . Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest
.. . Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

.. . Annual elections
.. . Independent directors
.. . Confidential voting
.. . Proposals that require shareholder approval for:
  . . Adoption or retention of "poison pills" or golden parachutes . . Elimination of cumulative voting or preemptive rights
  . . Reclassification of company boards

COMPENSATION


We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.


OTHER MATTERS


Some proxy proposals address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best enhance the value of the investment for the client, including any plan and its participants and beneficiaries.

                             CONFLICTS OF INTEREST
                             ---------------------

Ark must act as a fiduciary when voting proxies on behalf of its clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, Ark will actively monitor the proxies it receives on behalf of its clients to identify and resolve any potential conflict of interest.


Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark's proposed voting decision; (ii) discuss the proxy vote with the client and provide the client with an opportunity to direct the voting on its behalf; and/or (iii) seek the recommendations of an independent third party.
 Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote was in the best interest of the client - and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

                                 RECORDKEEPING
                                 -------------

In accordance with Rule 204-2 under the Adviser's Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.


In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC's EDGAR system in lieu of maintaining internal copies. In maintaining item
(iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.


Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last
entry was made on such record.   During the first two (2) years of such six (6)
year period, all required documents will be maintained in Ark's main office.

                       DISCLOSURE OF PROXY VOTING RECORD
                       ---------------------------------

Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further information about the manner in which Ark has voted their proxies.


Upon a request from a client, Ark will furnish its proxy voting record with respect to such client's securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).


Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their clients' holdings).


With respect to each of Ark's clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.





BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.PROXY VOTING GUIDELINESBHMS' Proxy Oversight Committee reviews and re-evaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

BHMS generally accepts: 1) proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/ shareholder rights issues, and 2) restoration or protection of shareholders' authority.







                  THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                        BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES
-------------------------------------

A.BNY Asset Management, a division of The Bank of New York ("Adviser") and certain of its affiliates have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.


B.Adviser understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


C.Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations. Proxies will be voted in the best interest of the Adviser's clients. Only those factors which affect the economic value of a particular asset will be considered and votes will be based solely on the ultimate economic interest of the client.


D.In instances where Adviser does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.


E.In all circumstances, Adviser will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Adviser's policies and procedures.


F.There may be circumstances under which Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Adviser understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Adviser's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.


II.RESPONSIBILITY AND OVERSIGHT
-------------------------------

A.Adviser has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating Adviser's policies and procedures (including the proxy voting guidelines referenced in Section III below);

 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate ("Delegate") to review, monitor and/or vote proxies.

B.Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities. The Proxy Voting Guidelines referenced in Section III below shall be reviewed and, if necessary, revised on at least an annual basis.


C.The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Portfolio Administration Department.


D.In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, such members shall recuse themselves from consideration of such matter.


III.PROXY VOTING GUIDELINES
---------------------------

A.Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Adviser. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.


B.In the event the foregoing proxy voting guidelines state that a particular issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.


C.There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines. In such event, the procedures set forth in Section V, Paragraph C will be followed.


 IV. PROXY VOTING PROCEDURES
----------------------------

A.If a client makes a specific request, Adviser will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Adviser's policies and procedures (including the proxy voting guidelines).
 Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


B.At the recommendation of the Proxy Committee, Adviser may engage Delegate as its voting delegate to:


 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

C.Except in instances where clients have retained voting authority, Adviser will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Delegate.


D.Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST
-------------------------

A.Adviser will obtain a copy of any Delegate policies or procedures regarding potential conflicts of interest that could arise in Delegate proxy voting services to Adviser as a result of business conducted by Delegate. Adviser will examine such policies to determine whether potential conflicts of interest of Delegate are minimized by these Policies, Procedures and Practices.


B.As Delegate will vote proxies in accordance with the proxy voting guidelines described in Section III, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.


C.In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time.
 Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner.


The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.


In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Delegate shall vote such proxy in accordance with the proxy voting guidelines described in Section III; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) instruct Delegate or engage another independent third party to determine how to vote the proxy.


D.In the event that the proxy voting guidelines described in Section III state that an issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.


In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.


In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) instruct Delegate or engage another independent third party to determine how proxies should be voted.

E.Material conflicts cannot be resolved by simply abstaining from voting.


VI.  RECORDKEEPING
------------------

 1) Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including: a copy of these policies and procedures which shall be made available to clients, upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Delegate);

 3) a record of each vote cast (which Delegate may maintain on Adviser's behalf);

 4) a copy of each questionnaire completed by any Investment Professional under
  Section V above;

 5) any other document created by Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision (including, without limitation, the matters outlined in Section V.D above); and

 6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


 VII.   DISCLOSURE
------------------

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting delegate voted a client's proxy.


September 30, 2004







                           COLUMBUS CIRCLE INVESTORS
                              PROXY VOTING POLICY
                                      2006

I. PROCEDURES
   ----------

  Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.


  For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.


  In addition to voting proxies for clients, Columbus Circle:


 1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

 2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

 3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

 4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

 5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

  Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process.
   Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.


 II. VOTING GUIDELINES
     -----------------

  Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.


  To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.


  Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.





A. MANAGEMENT PROPOSALS:

  1.When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

    . "Normal" elections of directors
    . Approval of auditors/CPA
    . Directors' liability and indemnification
    . General updating/corrective amendments to charter
    . Elimination of cumulative voting
    . Elimination of preemptive rights

   2.When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

    . Capitalization changes that eliminate other classes of stock and voting rights
    . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
    . Stock purchase plans with an exercise price of not less than 85% FMV
    . Stock option plans that are incentive based and not excessive
    . Reductions in supermajority vote requirements
    . Adoption of antigreenmail provisions

  3.When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

    . Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
    . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
    . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
    . Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
    . Classified or single-slate boards of directors
    . Reincorporation into a state that has more stringent anti-takeover and related provisions
    . Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
    .  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
    . Amending articles to relax quorum requirements for special resolutions
    . ^ Re-election of director(s) directly responsible for a company's fraudulent or criminal act
    . ^ Re-election of director(s) who holds offices of chairman and CEO
    . Re-election of director(s) who serve on audit, compensation and nominating committees
    . ^ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
    . ^ Adoption of option plans/grants to directors or employees of related companies
    . ^ Lengthening internal auditors' term in office to four years







B. SHAREHOLDER PROPOSALS:

  Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.


  1.When voting shareholder proposals, in general, initiatives related to the following items are supported:

    . Auditors should attend the annual meeting of shareholders
    . ^Election of the board on an annual basis
    .  Equal access to proxy process
    . ^Submit shareholder rights plan poison pill to vote or redeem
    . ^Undo various anti-takeover related provisions
    . ^Reduction or elimination of super-majority vote requirements
    . Anti-greenmail provisions
    . ^ Submit audit firm ratification to shareholder votes
    . Audit firm rotations every five or more years
    . Requirement to expense stock options
    . ^ Establishment of holding periods limiting executive stock sales . ^ Report on executive retirement benefit plans
    . ^ Require two-thirds of board to be independent
    . ^ Separation of chairman and chief executive posts

  2.When voting shareholder proposals, in general, initiatives related to the following items are not supported:

    . Requiring directors to own large amounts of stock before being eligible to be elected
    . Restoring cumulative voting in the election of directors
    . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
    . Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as
      specific     boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
    . Restrictions banning future stock option grants to executives except in extreme cases

  3.Additional shareholder proposals require case-by-case analysis

    . Prohibition or restriction of auditors from engaging in non-audit services
      (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
    . Requirements that stock options be performance-based
    . Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval
    . Shareholder access to nominate board members^
    . Requiring offshore companies to reincorporate into the United States

  Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.


  Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time.
   Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.


III. CONFLICTS OF INTEREST

  Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.


  Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.


  In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

  Eff. 01/20/2006

                         DIMENSIONAL FUND ADVISORS INC.

                             PROXY VOTING POLICIES


The Investment Committee at Dimensional Fund Advisors Inc. (the "Sub-advisor") is responsible for overseeing the Sub-advisor's proxy voting process in accordance with the Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines (the "Voting Guidelines") adopted by the Sub-advisor.


 The Sub-advisor votes proxies in a manner consistent with the best interests of the Principal Financial Groups' (the "PIF") Funds. The Sub-advisor analyzes proxy statements on behalf of the PIF Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that the Sub-advisor receives will be voted in accordance with the predetermined Voting Guidelines. Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for the Sub-advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Sub-advisor during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the PIF Funds, and the interests of the Sub-advisor or its affiliates. If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, the Sub-advisor, subsequent to voting, will fully disclose the conflict to PIF.


The Voting Guidelines summarize the Sub-advisor's positions on various issues and give a general indication as to how the Sub-advisor will vote proxies on each issue. The Sub-advisor will usually vote proxies in accordance with the Voting Guidelines. However, the Sub-advisor reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), the Sub-advisor believes that a PIF Fund's best interests would be served by such vote. To the extent that the Voting Guidelines do not address a potential voting issue, the Sub-advisor will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that the Sub-advisor believes would be in the best interest of the PIF Funds. Pursuant to the Voting Guidelines, the Sub-advisor generally votes for matters such as: (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing director's liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders;
(ix) the separation of audit and consulting responsibilities; and (x) confidential voting. As provided in the Voting Guidelines, the Sub-advisor generally votes against matters such as: (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals. The Voting Guidelines also provide that the Sub-advisor will generally consider on an individual basis such proposals as:
(i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; (iv) approving a proposal by a dissident shareholder in a proxy battle; and (v) issues related to independent directors.


Under certain circumstances, the Sub-advisor may not be able to vote proxies or the Sub-advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. Generally, the Sub-advisor does not vote proxies on non-U.S. securities due to local restrictions, customs, other requirements or restrictions or anticipated expenses. The Sub-advisor determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and to the extent it is appropriate, the Sub-advisor generally implements uniform voting procedures for all proxies of a country. The Sub-advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Sub-advisor's decision of whether or not to vote.

                             EMERALD ADVISERS, INC.
                              PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI's policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:


 1) Selecting proper directors

 2) Insuring that these directors have properly supervised management
 3) Resolve issues of natural conflict between shareholders and managers
  a) Compensation
  b) Corporate Expansion
  c) Dividend Policy
  d) Free Cash Flow
  e) Various Restrictive Corporate Governance Issues, Control Issues, etc.
  f) Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.


I. BOARD OF DIRECTORS

  In theory, the Board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision-making on behalf of the owners of the corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.


  A. ELECTION OF DIRECTORS, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
    . Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
    . Votes should be case in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
    . Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
    . Votes should be withheld for directors who nay have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
    . Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
    . Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for absences.
    . Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
    . Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

  B. SELECTION OF ACCOUNTANTS: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

  C. INCENTIVE STOCK PLANS. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

  D. CORPORATE RESTRUCTURING PLANS or company name changes, will generally be evaluated on a case by case basis.

  E. ANNUAL MEETING LOCATION.

    This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. RESOLUTION: EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.


  F.   PREEMPTIVE RIGHTS.

    This is usually a shareholder request enabling shareholders to participate first in any new offering of company common stock. RESOLUTION: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.


  G.  MERGERS AND/OR ACQUISITIONS.

    Each Merger and/or acquisition has numerous ramifications for long term shareholder value. RESOLUTION: After in-depth valuation EAI will vote its shares on a case by case basis.


II.  CORPORATE GOVERNANCE ISSUES

  These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.


  A. PROVISIONS RESTRICTING SHAREHOLDER RIGHTS.

    These provisions would hamper shareholders' ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. RESOLUTION: Vote AGAINST
                                                     ------------------------
    management proposals to implement such restrictions and vote For shareholder
    ----------------------------------------------------------------------------
    proposals to eliminate them.
    ----------------------------


  B. ANTI-SHAREHOLDER MEASURES

    These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interest of shareholders since they do not allow for the most productive use of corporate assets.


    1. CLASSIFICATION OF THE BOARD OF DIRECTORS:
      A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. RESOLUTION: Vote AGAINST proposals to classify the Board and
                    ------------------------------------------------------------
      support proposals (usually shareholder initiated) to implement annual
      ---------------------------------------------------------------------
      election of the Board.
      ----------------------


    2. SHAREHOLDER RIGHTS PLANS (POISON PILLS):
      Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.
      RESOLUTION: Vote Against proposals to adopt Shareholder Rights Plans, and
      -------------------------------------------------------------------------
      vote For Shareholder proposals eliminating such plans.
      ------------------------------------------------------


    3. UNEQUAL VOTING RIGHTS:
      A takeover defense, also known as superstock, which give holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. RESOLUTION: Vote AGAINST proposals creating different classes of
               ----------------------------------------------------------------
      stock with unequal voting privileges.
      -------------------------------------


    4. SUPERMAJORITY CLAUSES:
      These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. RESOLUTION: Vote AGAINST management proposals
                                  ---------------------------------------------
      to implement supermajority clauses and support shareholder proposals to
      -----------------------------------------------------------------------
      eliminate them.
      ---------------


    5. FAIR PRICE PROVISIONS:

      These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. RESOLUTION: Vote AGAINST management
                                          -----------------------------------
      proposals to implement fair price provisions and vote FOR shareholder
      ---------------------------------------------------------------------
      proposals to eliminate them. CAVEAT: Certain fair price provisions are
      ---------------------------
      legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholders' interest.


    6. INCREASES IN AUTHORIZED SHARES AND/OR CREATION OF NEW CLASSES OF COMMON AND PREFERRED STOCK:
      a. INCREASING AUTHORIZED SHARES.
        EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would indicate stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case by case basis, vote AGAINST management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its rights to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.


      b. CREATION OF NEW CLASSES OF STOCK.
        Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EAI would vote AGAINST
                                            ----------------------------------
        management in allowing the Board the discretion to issue any type of
        --------------------------------------------------------------------
        "blank check" stock without shareholder approval.
        -------------------------------------------------


  C. DIRECTORS AND MANAGEMENT LIABILITY AND INDEMNIFICATION

    These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis,
                                         ------------------------------------
    EAI votes AGAINST attempts by management to eliminate director's and
    --------------------------------------------------------------------
    management liability for their duty of care.
    --------------------------------------------


  D. COMPENSATION PLANS (INCENTIVE PLANS)

    Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
    Resolution: On a case by case basis, vote AGAINST attempts by management to
    ---------------------------------------------------------------------------
    adopt proposals that are specifically designed to grossly or unduly benefit
    ---------------------------------------------------------------------------
    members of executive management in the event of an acquisition.
    ---------------------------------------------------------------


  E. GREENMAIL

    EAI would not support management in the payment of greenmail. Resolution:
                                                                  -----------
    EAI would vote FOR any shareholder resolution that would eliminate the
    ----------------------------------------------------------------------
    possibility of the payment of greenmail.
    ----------------------------------------


  F. CUMULATIVE VOTING

    Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special
                           ----------------------------------------------------
    interests and not those of shareholders, therefore EAI will vote AGAINST any
    ----------------------------------------------------------------------------
    proposals establishing cumulative voting and For any proposal to eliminate
    --------------------------------------------------------------------------
    it.
    ---


  G. PROPOSALS DESIGNED TO DISCOURAGE MERGERS & ACQUISTIONS IN ADVANCE

    These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluation takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluation an acquisition proposal". Directors are elected to primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviated from those interests. Resolution: EAI will vote AGAINST proposals
                                   -------------------------------------------
    that would discourage the most productive use of corporate assets in
    --------------------------------------------------------------------
    advance.
    --------


  H. CONFIDENTIAL VOTING

    A company that does not have a secret ballot provision had the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote FOR
                                                           --------------------
    proposals to establish secret ballot voting.
    --------------------------------------------


  I.   DISCLOSURE

    Resolution: EAI will vote AGAINST proposals that would require any kind of
                --------------------------------------------------------------
    unnecessary disclosure of business records. EAI will vote For proposals that
    ----------------------------------------------------------------------------
    require disclosure of records concerning unfair labor practices or records
    --------------------------------------------------------------------------
    dealing with the public safety.
    -------------------------------


  J.   SWEETENERS

    Resolution: EAI will vote AGAINST proposals that include what are called
    ------------------------------------------------------------------------
    "sweeteners" used to entice shareholders to vote for a proposal that
    --------------------------------------------------------------------
    includes other items that may not be in the shareholders' best interest. For
    ----------------------------------------------------------------------------
    instance, including a stock split in the same proposal as a classified
    ----------------------------------------------------------------------
    Board, or declaring an extraordinary dividend in the same proposal
    ------------------------------------------------------------------
    installing a shareholders' rights plan (Poison Pill).
    -----------------------------------------------------


  K. CHANGING THE STATE OF INCORPORATION

    If management sets forth a proposal to change the State of Incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: ON
                                                                 --------------
    A CASE BY CASE BASIS, EAI will vote AGAINST proposals changing the State of
    ---------------------------------------------------------------------------
    Incorporation for the purposes of their anti-shareholder provisions and will
    ----------------------------------------------------------------------------
    support shareholder proposals calling for reincorporation into a
    ----------------------------------------------------------------
    jurisdiction more favorable to shareholder democracy.
    -----------------------------------------------------


  L. EQUAL ACCESS TO PROXY STATEMENTS

    EAI supports stockholders' rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI
                                                                ---------------
    will support any proposal calling for equal access to proxy statements.
    -----------------------------------------------------------------------


  M.  ABSTENTION VOTES

    EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal
                                                 --------------------
    should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company's
                ---------------------------------------------------------------
    by-laws or articles of incorporation to reflect the proper account for
    ----------------------------------------------------------------------
    abstention votes.
    -----------------


III.  OTHER ISSUES

  On other major issues involving questions of community interest, moral and
  social     concern, fiduciary trust and respect for the law such as:

  A. Human Rights

  B. Nuclear Issues

  C. Defense Issues

  D. Social Responsibility

  EAI, in general supports the position of management. Exceptions to this policy include:


    1. SOUTH AFRICA
      EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.


    2. NORTHERN IRELAND
      EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.


ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.


The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex.
 If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote
proxies for that client.    If a particular client for whom Essex has investment
discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies. .


VOTING AGENT
Essex has contracted with an independent third party, Institutional Shareholders Services ("ISS"), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS' proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global
proxies.    It is the client's decision as to which set of guidelines will be used to vote its proxies.


Details of ISS' proxy voting policy guidelines are available upon request.


In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

PROXY VOTING COMMITTEE
Essex's Proxy Voting Committee is responsible for deciding what is in the best
interests of clients when determining how proxies are voted.   The Committee
meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), ISS' proxy voting policies as Essex's own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

CONFLICTS OF INTEREST
As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex's clients' behalf. In those situations, ISS will fully or partially abstain from voting and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Compliance Officer must approve any decision made on such vote prior to the vote being cast.


Essex's Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from
ISS.    In both of the preceding circumstances, the Committee and Essex's
Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.


HOW TO OBTAIN VOTING INFORMATION
Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.
                     FIDELITY FUND PROXY VOTING GUIDELINES
                    (INCLUDING FUNDS SUB-ADVISED BY FMR CO.
              FOR WHICH FMR CO. HAS BEEN GRANTED VOTING AUTHORITY)
                                   MARCH 2005




I. General Principles


 A) Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.


 B) Non-routine proposals will generally be voted in accordance with the guidelines.

 C) Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

 D) Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 E) The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)


 A) Large capitalization company - a company included in the Russell 1000 stock index.


 B) Small capitalization company - a company not included in the Russell 1000 stock index.

 C) Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

 D) Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 E) Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

 F) Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

 G) Sunset provision - a condition in a charter or plan that specifies an expiration date.

 H) Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors


 A) Incumbent Directors


  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:


  1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.


    With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

    a)  The poison pill includes a sunset provision of less than 5 years;
    b)The poison pill is linked to a business strategy that will result in greater value for the shareholders; and
    c)Shareholder approval is required to reinstate the poison pill upon expiration.

    FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.


  2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.


  3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.


  4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

 B) Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/ or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.


 C) Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson.
   However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.


IV. Compensation


 A) Equity Award Plans (including stock options, restricted stock awards, and other stock awards)


  FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:


  1)(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.


  2)
    In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

    However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

    a)The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;
    b)The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

  3)The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

  4)The granting of awards to non-employee directors is subject to management discretion.

  5)
    In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

  FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:


  1)The shares are granted by a compensation committee composed entirely of independent directors; and

  2)The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

 B) Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:


  1) Whether the proposal excludes senior management and directors;


  2)Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

  3)
    Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  4)The company's relative performance compared to other companies within the relevant industry or industries;

  5)
    Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  6)
    Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C) Employee Stock Purchase Plans

  FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.


 D) Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.


 E) Executive Compensation

  FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.


V. Anti-Takeover Plans


  FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:


 A) The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.


 B) The anti-takeover plan includes the following:

  1)the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;


  2)
    the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

  3)shareholder approval is required to reinstate the anti-takeover plan upon expiration;

  4)the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

  5)the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 C) It is an anti-greenmail proposal that does not include other anti-takeover provisions.

 D) It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.


VI. Capital Structure / Incorporation


 A) Increases in Common Stock


  FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.


 B) New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.


 C) Cumulative Voting Rights

  FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.


 D) Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.


 E) Incorporation or Reincorporation in Another State or Country

  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.


VII. Auditors


 A) FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.


 B) FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other


 A) Voting Process


  FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.


 B) Regulated Industries

  Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.


                                                                    October 2003

                         GOLDMAN SACHS ASSET MANAGEMENT
                                   ("GSAM")*

                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview


While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.


Active Equity


Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.


In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.


Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.


Quantitative Equity


Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).


Use of Third-Party Service Providers


We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.


GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest


Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.


Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.


EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.


CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


                ************************************************


                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


  1. Auditors

    Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent,
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  2. Board of Directors


    a. Voting on Director Nominees in Uncontested Elections
      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


    b. Classification/Declassification of the Board
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.


    c. Independent Chairman (Separate Chairman/CEO)
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

    d. Majority of Independent Directors/Establishment of Committees
      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


  3. Shareholder Rights


    a. Shareholder Ability to Act by Written Consent
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.


    b. Shareholder Ability to Call Special Meetings
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


    c. Supermajority Vote Requirements
      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.


    d. Cumulative Voting
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


    e. Confidential Voting
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.


  4. Proxy Contests


    a. Voting for Director Nominees in Contested Elections
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


    b. Reimbursing Proxy Solicitation Expenses
      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.


  5. Poison Pills

    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

    Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8. Capital Structure

    a. Common Stock Authorization
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.


    b. Dual-class Stock
      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders
      . It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

    Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

    a. Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      . Historic trading patterns
      . Rationale for the repricing
      . Value-for-value exchange
      . Option vesting
      . Term of the option
      . Exercise price
      . Participation

    b. Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Vote FOR employee stock purchase plans where all of the following apply:
      . Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution is ten percent or less.

    Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

    c. Shareholder Proposals on Compensation
    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

  10. Social and Environmental Issues

    These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

    In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:


 1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


 2) ensure that proxies are voted and submitted in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:





 1) Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


 2) Overseeing the proxy voting process; and

 3) Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.


In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.


In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


 1) GMO has a business relationship or potential relationship with the issuer;


 2) GMO has a business relationship with the proponent of the proxy proposal; or

 3) GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures which shall be made available to clients, upon request;


 2) a record of each vote cast (which ISS maintains on GMO's behalf); and

 3) each written client request for proxy records and GMO's written response to any client request for such records.




Such proxy voting records shall be maintained for a period of five years.


VI.REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.


VII.DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.


Effective:  August 6, 2003




                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.





1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

.. . An auditor has a financial interest in or association with the company, and is therefore not independent
.. . Fees for non-audit services are excessive, or .. . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.




CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent
..
SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.


7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
.. . It is intended for financing purposes with minimal or no dilution to current shareholders
.. . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.




MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
.. . Historic trading patterns
.. . Rationale for the repricing
.. . Value-for-value exchange
.. . Option vesting
.. . Term of the option
.. . Exercise price
.. . Participation



EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
.. . Purchase price is at least 85 percent of fair market value
.. . Offering period is 27 months or less, and .. . Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.




                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

Following is a concise summary of general policies for voting global proxies.
 In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
.. . there are concerns about the accounts presented or audit procedures used; or .. . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
..

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
.. . there are serious concerns about the accounts presented or the audit procedures used;
.. . the auditors are being changed without explanation; or .. . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
.. . there are serious concerns about the statutory reports presented or the audit procedures used;
.. . questions exist concerning any of the statutory auditors being appointed; or .. . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
.. . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
.. . the payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.
DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
.. . there are clear concerns about the past performance of the company or the board; or
.. . the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
.. . there are serious questions about actions of the board or management for the year in question; or
.. . legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
.. . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

.. . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.




CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:

.. . clear evidence of past abuse of the authority is available; or .. . the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
.. . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or .. . the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.
EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.
COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.
ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.




                           JPMORGAN ASSET MANAGEMENT
             GLOBAL PROXY VOTING PROCEDURES AND GUIDELINES SUMMARY
                                  2005 EDITION
                                 APRIL 6, 2005

As an investment adviser, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.


J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.


Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.


To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES




                             AS OF JANUARY 1, 2006



I.POLICY



 Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.


II.PROXY VOTING PROCEDURES



 Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting.
  Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:



  a) download share information from client's custodian through ADP Proxy Edge;

  b) reconcile share information between Jacobs Levy's accounting records and the custodian's records and resolve any variances; and

  c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge.
     Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary).
     Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.

 Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III.VOTING GUIDELINES

 Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.


 Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS' recommendations, except as provided in (a) - (d) below:



  a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

  b) It is Jacobs Levy's belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

  c) In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

  d) Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.

IV.CONFLICTS OF INTEREST

  a) The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

  b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

V.DISCLOSURE

  a) Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

  b) A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI. RECORDKEEPING

 The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

  a) Copies of these proxy voting policies and procedures, and any amendments thereto.



  b) A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

  c) A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

  d) A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

  e) A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.
                                   EXHIBIT A
                     VOTING POLICY ON SPECIFIC PROXY ISSUES

                      MANAGEMENT PROPOSALS - ROUTINE/BUSINESS
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------
      M0101     Ratify Auditors                                      For
      M0106     Amend Articles/Charter-General Matters               For
      M0111     Change Company Name                                  For
      M0117     Designate Inspector or Shareholder Rep. of Minutes
                of Meetings                                          For
      M0119     Reimburse Proxy Contest Expense                      Against
      M0124     Approve Stock Dividend Program                       For
      M0125     Other Business                                       Against
      M0129     Approve Minutes of Meeting                           For
      M0136     Approve Auditors and Authorize Board to Fix
                Remuneration of Auditors                             For
      M1050     Receive Financial Statements and Statutory Reports   For


                     MANAGEMENT PROPOSALS - DIRECTOR RELATED
       ISSUE
        CODE                       DESCRIPTION                        VOTE
       -----                       -----------                        ----
      M0201     Elect Directors                                    For
      M0205     Allow Board to Set its Own Size                    Against
      M0206     Classify the Board of Directors                    Against
      M0207     Eliminate Cumulative Voting                        For
      M0215     Declassify the Board of Directors                  For
      M0218     Elect Directors to Represent Class X Shareholders  For
      M0226     Classify Board and Elect Directors                 Against

                      MANAGEMENT PROPOSALS - CAPITALIZATION
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      M0304     Increase Authorized Common Stock                    For
      M0308     Approve Reverse Stock Split                         For
      M0309     Approve Increase in Common Stock and a Stock Split  For
      M0314     Eliminate Preemptive Rights                         For
      M0316     Amend Votes Per Share of Existing Stock             Against
      M0320     Eliminate Class of Preferred Stock                  For
      M0322     Cancel Company Treasury Shares                      For
      M0325     Reduce Authorized Common Stock                      For
      M0374     Approve Reduction in Share Capital                  For










                              LOS ANGELES CAPITAL
                                   MANAGEMENT
                            PROXY VOTING PROCEDURES
                                 I.INTRODUCTION

Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).


II.STATEMENT OF POLICIES AND PROCEDURES

  A.CLIENT'S BEST INTEREST


    LACM's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

  B.CASE-BY-CASE BASIS


    Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.


  C.CONFLICTS OF INTEREST


    Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM's interests and those of our clients.
     Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.


  D.LIMITATIONS

    1. Limited Value. LACM reserves the right to abstain from voting a client
       --------------
      proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

    2. Special Considerations.  Certain accounts may warrant specialized
       -----------------------
      treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

      a. Mutual Funds
       (1) Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.4
       (2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.
       (3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
      b.  ERISA Accounts
       (1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.
       (2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

  E. CLIENT DIRECTION


    LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client's wishes particularly when it is different from the adviser's policies and procedures.


  F. BASIS FOR FORMULATION


    LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program.
     Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm's accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.


    LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

    1. Source of Information. The adviser may conduct research internally and/or
       ----------------------
      use the resources of an independent research consultant.

    2. Information. The adviser's policies and procedures may be based on the
       ------------
      following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.


  G.SHAREHOLDER ACTIVISM


    The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.


  H. AVAILABILITY OF POLICIES AND PROCEDURES


    LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.


  I.DISCLOSURE OF VOTE


    Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

    1. Clients LACM will make this information available to an advisory client
       -------
      upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

    2. Third Parties LACM has a general policy of not disclosing to third
       -------------
      parties how it (or its voting delegate) voted a client's proxy.


III.RESPONSIBILITY AND OVERSIGHT

  A.Designated Individual or Committee LACM has a designated compliance officer who has the responsibility for administering and overseeing the proxy voting process. In addition there is a Proxy Committee who formally approves and reviews all proxy guidelines, procedures and voting records.


  B.Duties of the Compliance Officer and the Proxy Committee.


    1.Develop, authorize, implement and update the policies and procedures;


    2.Oversee the proxy voting process;


    3.Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;


    4.Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;


    5.The committee will meet as necessary to fulfill its responsibilities.


IV. PROCEDURES

  A.Client Direction LACM's responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.

    1.ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan
      --------------
    asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)


    2. Change in Client Direction. LACM, while accepting direction from clients
       ---------------------------
    on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.


  B.PROCESS OF VOTING PROXIES


    1.Obtain Proxy Registered owners of record, e.g. the trustee or custodian
       -----------
    bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly Glass, Lewis & Co., the voting delegate.

    a. Securities Lending. LACM may recall securities that are part of a
       -------------------
      securities lending program for materially important votes.


    2.Match  Each proxy received is matched to the securities to be voted and a
      -----
    reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.


    3.Categorize  Each proxy is reviewed and categorized according to issues and
      ----------
    the proposing parties.


    4.Conflicts of Interest  Each proxy is reviewed by the proxy administrator
      ---------------------
    or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.


     5.Vote  Glass, Lewis & Co. then votes the proxy in accordance with the
       ----
    firm's policies and procedures and returns the voted proxy to the issuer or its information agent.


    6.Review Glass, Lewis & Co. has the responsibility to ensure that materials
      ------
    are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holding on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists. are voted.


  C.Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.


    I . Documentation.  Glass, Lewis & Co. will document any decision to
        --------------
    delegate its voting authority to a voting delegate.


    2.Final Authority. Despite the relationship with Glass, Lewis & Co., LACM
      ----------------
    retains final authority and fiduciary responsibility for proxy voting.


    3.Consistency.  LACM has verified that Glass, Lewis & Co.'s procedures are
      ------------
    consistent with LACM's policies and procedures.


    4. Reports. Glass, Lewis & Co. uses an online system where LACM has access
       --------
    to all proxy ballots and votes therefore we are able to generate any report as needed at any time.


  D.RECORDKEEPING

    1.Section 204  Glass, Lewis & Co. maintains all records of proxies voted
      -----------
    pursuant to Section 204-2 of the Advisers Act.


    2.Contents
      --------

    a. As required by Rule 204-2(c): (1) a copy of its policies and procedures;
      (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
      (5) each written client request for proxy voting records and LACM's written response to any (written or oral) client request for such records.

    b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

      (1) issuer name and meeting;

      (2) issues voted on and record of the vote;

      (3) number of shares eligible to be voted on the record date; and

      (4) numbers of shares voted.


    3.Duration  Proxy voting books and records will be maintained at Glass,
     ---------
    Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.




                         MAZAMA CAPITAL MANAGEMENT, INC
PROXY VOTING

POLICY


Mazama Capital Management, Inc. ("Mazama"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


BACKGROUND


Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

GUIDING PRINCIPLES


Proxy voting procedures must adhere to the following broad principles:


1.Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.


2.Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.


3.Fiduciaries should keep records of proxy voting.


PROXY ADMINISTRATION


The Compliance Department has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Director of Research is responsible for determining our firm's positions on all major corporate issues, creates guidelines and oversees the voting process.


Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.


Mazama has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. ISS provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.


VOTING POLICIES

All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services (ISS).

1.Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.


2.Proxy ballots for securities no longer held in client accounts will not be voted.





Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:


1.Elect directors


2.Appoint auditors


3.Eliminate preemptive rights


4.Increase authorized shares issued


With regard to non-routine issues, Mazama considers many things including, but not limited to:

1.Management's recommendation;

2.The recommendation of ISS; and


3.Mazama's assessment as to what is best for shareholders


With regard to issues which are often included in proxies, Mazama believes as follows:


EXECUTIVE COMPENSATION
----------------------


Mazama's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.


ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES
---------------------------------------------


Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.


SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
------------------------------------------


Mazama generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.


PROCEDURE


Mazama has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:


VOTING PROCEDURES


1.All employees will forward any proxy materials received on behalf of clients to the Director of Research;


2.The Director of Research will determine which client accounts hold the security to which the proxy relates;


3.Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.


DISCLOSURE


1.Mazama will provide conspicuously displayed information in its ADV Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.


2.The Compliance Officer ("CO") will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or the CO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.


CLIENT REQUESTS FOR INFORMATIOn


1.All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CO.

2.In response to any request the Compliance will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client's proxy with respect to each proposal about which client inquired.


CONFLICTS OF INTEREST


1.Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.


2.If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.


3.Mazama will maintain a record of the voting resolution of any conflict of interest.


RECORDKEEPING


The CO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.


These policies and procedures and any amendments;


1.A record of each vote that Mazama casts;


2.Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;


3.A copy of each written request from a client for information on how Mazama voted such client's proxies, and a copy of any written response.







                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                              (APPROVED 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").


2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.


3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.


5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.


6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.


  With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.


8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.


9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.


10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.


11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.


                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.





Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.GENERAL PROXY VOTING GUIDELINES
----------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.





III.GUIDELINES
--------------

    A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


      i. General.
         --------

     1.Generally, routine management proposals will be supported. The following are examples of routine management proposals:

       . . Approval of financial statements, director and auditor reports.
       . . General updating/corrective amendments to the charter.
       . . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.


    3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.


    4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.


    5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.


    6. Proposals to require the company to expense stock options will be supported.


    7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.


    8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.


    9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.





    ii. Election of Directors.  In situations where no conflict exists and where
        ----------------------
      no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.The following proposals generally will be supported:
       . . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.
       . . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

    2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:


    (a)If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;


    (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


    (c) A direct conflict exists between the interests of the nominee and the public shareholders;


    (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;


    (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or


    (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).





    iii. Auditors
         --------


    1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.


    2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.


    3. Proposals to indemnify auditors will not be supported.





    iv. Anti-Takeover Matters
        ---------------------


    1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.


    2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


    3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.





    B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:. Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

      . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
      . Proposals for share repurchase plans.
      . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
      . Proposals to effect stock splits.
      . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
         Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.




    2. The following proposals generally will not be supported (notwithstanding management support).

      . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
      . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
      . Proposals to create  "blank check" preferred stock.
      . Proposals relating to changes in capitalization by 100% or more.




    C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:

      . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.
      . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
      . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
      . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.


    3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.





    4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.





    D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.


    2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.





    E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

    The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.


    i. Corporate Transactions
       ----------------------

      . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
         Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

    ii. Compensation
        ------------

      . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
         With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.
      . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.
      . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

    iii. Other
         -----

      . Proposals for higher dividend payouts.
      . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.
      . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.
      . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.
      . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY




    A. PROXY REVIEW COMMITTEE


    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.


     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.


    (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.


    (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific
      direction has not been provided in this Policy.   Split votes generally
      will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.


    (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.





    B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST





    1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.


    2. A material conflict of interest could exist in the following situations, among others:


    (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;


    (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or


    (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

    C. PROXY VOTING REPORTS


    (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.


    (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.










                             NEUBERGER BERMAN, LLC
                        NEUBERGER BERMAN MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

 A) Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.


 B) NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

 C) NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

 D) In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

 E) In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

 F) There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

 A) NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating NB's policies and procedures;


 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

 B) Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

 C) The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

 D) In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.  PROXY VOTING GUIDELINES

 A) NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.


 B) Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

 C) There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  PROXY VOTING PROCEDURES

 A) NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


 B) At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

 C) Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

 D) Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST

 A) NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.


 B) ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

 C) In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

  The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.


 D) In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or
  (iii) engage another independent third party to determine how proxies should be voted.


 E) Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures, which shall be made available to clients upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

 3) a record of each vote cast (which ISS maintains on NB's behalf);

 4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

 5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

 6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


VII.  DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                              EFFECTIVE JUNE 2003

                           NUVEEN ASSET MANAGEMENT
                         MUNICIPAL BOND MANAGED ACCOUNT
                            PROXY VOTING GUIDELINES

Nuveen Asset Management (the "Adviser") serves as investment adviser for client accounts ("Accounts") investing in municipal bonds and other securities whose issuers generally do not solicit proxies. In the rare event that such an issuer were to solicit a proxy, the Adviser would engage an independent third party or proxy voting service to vote such proxy or to determine how the proxy should be voted, whether or not the proxy presented the Adviser with a material conflict of interest. A member of the Adviser's legal department would oversee the administration of the voting, ensure that records were maintained in accordance with Rule 206(4)-6, and ensure that proxy voting records with respect to an Account were made available to such client as requested.





Modified November 10, 2004

                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.


PURPOSE


The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.


RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.


Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

    (i)Proposals to stagger board members' terms;


    (ii)Proposals to limit the ability of shareholders to call special meetings;


    (iii)Proposals to require super majority votes;


    (iv)Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;


    (v)Proposals regarding "fair price" provisions;


    (vi)Proposals regarding "poison pill" provisions; and


    (vii)Permitting "green mail."

  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.


  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.


  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.




                   PRINCIPAL GLOBAL INVESTORS, LLC   ("PGI")*
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation,reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


GENERAL OVERVIEW
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PGI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.



                                 APPENDIX XV-A

                    PROXY VOTING POLICIES AND PROCEDURES FOR
                            PRINCIPAL INVESTORS FUND
                       PRINCIPAL VARIABLE CONTRACTS FUND
                             PRINCIPAL RETAIL FUNDS
                              (DECEMBER 15, 2003)




It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.


The advisor or sub-advisor must provide, on a quarterly basis:

 1) Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor's vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and


 2) Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:


 1) Identification of the issuer of the security;


 2) Exchange ticker symbol of the security;

 3) CUSIP number of the security;

 4) The date of the shareholder meeting;

 5) A brief description of the subject of the vote;

 6) Whether the proposal was put forward by the issuer or a shareholder;

 7) Whether and how the vote was cast;

 8) Whether the vote was cast for or against management of the issuer.






                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PREI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PREI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PREI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.






                        SPECTRUM ASSET MANAGEMENT, INC.
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).
 While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum's standards aim to ensure the following in keeping with the best interests of its clients:

  . . That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
  . . That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

  . . That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  . . That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  . . That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS' Recommendations


Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


Spectrum generally votes proxies in accordance with ISS' recommendations. When Spectrum follows ISS' recommendations, it need not follow the conflict of interest procedures in Section B, below.


From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers' securities. Because this practice may present a conflict of interest for ISS, Spectrum's Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS' voting recommendations.


B.  Disregarding ISS' Recommendations


Should Spectrum determine not to follow ISS' recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.


Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.


Identifying a Conflict of Interest.  There may be a material conflict of
-----------------------------------
interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer's proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients' best interest and are not the product of a material conflict.


Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible
-------------------------------------
for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum's material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a "portfolio company") to assess which, if any, could give rise to a conflict of interest. CCO's review will focus on the following three categories:

  . . Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser's relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  . . Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  . . Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  . . A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  . . Publicly available information.
  . . Information generally known within Spectrum.
  . . Information actually known by senior executives or portfolio managers.
    When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

..Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).


The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI's CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is "Material" - On a regular basis,
--------------------------------------------------------
CCO will monitor conflicts of interest to determine whether any may be "material" and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be "material" for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a "material" matter is one that is reasonably likely to be viewed as important by the average shareholder.


Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:


 1) Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.
   For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum's annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).



 2) Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI's CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum's investment team to determine whether potential conflicts of interest may be material.


Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.


Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum's Compliance Department.


PROXY VOTING GUIDELINES
-----------------------

CATEGORY I:  ROUTINE ADMINISTRATIVE ITEMS
-----------------------------------------

Philosophy:  Spectrum is willing to defer to management on matters of a routine
-----------
administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.
 Examples of issues on which we will normally defer to management's recommendation include:


 1) selection of auditors


 2) increasing the authorized number of common shares

 3) election of unopposed directors

CATEGORY II:  SPECIAL INTEREST ISSUES
-------------------------------------

Philosophy:  While there are many social, political, environmental and other
-----------
special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum's clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III:  ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
--------------------------------------------------------------------------

Philosophy:  Spectrum is not willing to defer to management on proposals which
-----------
have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors.   Rather than electing all directors
    -------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.
   In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors.  Most corporations provide that shareholders
 ---------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

 3) Prevention of Greenmail.  These proposals seek to prevent the practice of
    ------------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions.  These corporate charter amendments generally
 ----------------------------
  require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

 5) Defensive Strategies.  These proposals will be analyzed on a case by case
    ---------------------
  basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring.  These proposals will be analyzed on
 ------------------------------------------
  a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation.  These proposals will be analyzed on a
 --------------------------------------
  case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.




Policy Established May, 2003

Revised January, 2006







                         T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote.
 As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.


T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.



FIDUCIARY CONSIDERATIONS. . It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.



CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. . One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES


PROXY COMMITTEE. . T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues.
The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.



INVESTMENT SERVICES GROUP. . The Investment Services Group ("Investment Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.



PROXY ADMINISTRATOR. . The Investment Services Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.


HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.


MEETING NOTIFICATION

T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.


VOTE DETERMINATION

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.


Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast
against management.   The portfolio managers are also given the option of
reviewing and determining the votes on all proxies without utilizing the vote
guidelines of the Proxy Committee.   In all cases, the portfolio managers may
elect to receive current reports summarizing all proxy votes in his or her
client accounts.   Portfolio managers who vote their proxies inconsistent with
T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:


Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.


..Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.


..Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the
company's peer group.   We generally oppose efforts to reprice options in the
event of a decline in value of the underlying stock.


..Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  . . Corporate environmental practices;
  . . Board diversity;
  . . Employment practices and employment opportunity;
  . . Military, nuclear power and related energy issues;
  . . Tobacco, alcohol, infant formula and safety in advertising practices; . . Economic conversion and diversification;
  . . International labor practices and operating policies;
  . . Genetically-modified foods;
  . . Animal rights; and
  . . Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast.
 Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.


Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.


Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.


Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a
proxy has been voted.     Shareblocking typically takes place between one and
fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.


Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


VOTE EXECUTION AND MONITORING OF VOTING PROCESS

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.


On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable.
 The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent
with policy will not be permitted.    In addition, T. Rowe Price has voting
authority for proxies of the holdings of certain T. Rowe Price funds that invest
in other T. Rowe Price funds.   In cases where the underlying fund of a T. Rowe
Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.
 Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.


T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.




                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.


Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the

Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                     AND PROXY VOTING GUIDELINES AND POLICY



                                 POLICY SUMMARY

Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholding inmaking our views felt.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governanace practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and theregby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries with UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

                         RISKS ADDRESSED BY THIS POLICY

The policy is designed to address the following risks:

  . Failure to provided required disclosures for investment advisers and registered investment companies

  . Failure to vote proxies in best interest of clients and funds

  . Failure to identify and address conflicts of interest

  . Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy


 A) General Corporate Governance Benchmarks 2


 B) Proxy Voting Guidelines oe Macro Rationales 4

 C) Proxy Voting Disclosure Guidelines 8

 D) Proxy Voting Conflict Guidelines 9

 E) Special Disclosure Guidelines for Registered Investment Companies 9

 F) Documentation 11

 G) Compliance Dates 11

 H) Other Policies 12

 I)  Disclosures 12

GLOBALPROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.Thus, we expect board members of companies we have invested in (the -company" or -companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


 A) General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, -UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY

MANAGEMENT GUIDELINES:
  . Board exercises judgment independently of management.
  . Separate Chairman and Chief Executive.
  . Board has access to senior management members.
  . Board is comprised of a significant number of independent outsiders. . Outside directors meet independently.
  . CEO performance standards are in place.
  . CEO performance is reviewed annually by the full board.
  . CEO succession plan is in place.

  . Board involvement in ratifying major strategic initiatives.
  . Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2:  QUALITY OF BOARD

MEMBERSHIP GUIDELINES:
  . Board determines necessary board member skills, knowledge and experience. . Board conducts the screening and selection process for new directors.
  . Shareholders should have the ability to nominate directors.
  . Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
  . Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
  . Board meets regularly (at least four times annually).




PRINCIPLE 3:  APPROPRIATE MANAGEMENT OF CHANGE IN

CONTROL GUIDELINES:
  . Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
  . Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
  . Employment contracts should not entrench management.
  . Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4:  REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER

INTERESTS GUIDELINES:
  . Executive remuneration should be commensurate with responsibilities and performance.
  . Incentive schemes should align management with shareholder objectives.
  . Employment policies should encourage significant shareholding by management and board members.
  . Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
  . Long-term incentives should be linked to transparent long-term performance criteria.
  . Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE

INDEPENDENT GUIDELINES:
  . Auditors are approved by shareholders at the annual meeting.
  . Audit, consulting and other fees to the auditor are explicitly disclosed. . The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
  . Periodic (every 5 years) tender of the audit firm or audit partner.

 B) Proxy Voting Guidelines - Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue.The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

 1) General Guidelines

  .a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


  .b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

  .c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

  .d. In general, we oppose proposals, which in our view, act to entrench management.

  .e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

  .f. We will vote in favor of shareholder resolutions for confidential voting.

 2) Board of Directors and Auditors

  .a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


  .b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

  .c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

  .d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

  .e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

 3) Compensation

  .a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.


  .b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

  .c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

  .d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

  .e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposessuch that management is rewarded for poor performance or further entrenches its position.

  .f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

 4) Governance Provisions

  .a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

  .b. We believe that -poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

  .c. Any substantial new share issuance should require prior shareholder approval.

  .d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

  .e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

  .f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

  .g. We will support proposals that enable shareholders to directly nominate directors.

 5) Capital Structure and Corporate Restructuring

  .a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


  .b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.We support shareholder proposals to eliminate dual class schemes.

 6) Mergers, Tender Offers and Proxy Contests

  .a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


 7) Social, Environmental, Political and Cultural

  .a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


  .b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution.While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.We prefer to address these issues through engagement.

  .c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

 8) Administrative and Operations

  .a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


  .b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

 9) Miscellaneous

  .a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


  .b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

  .c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

  .d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

 C) Proxy Voting Disclosure Guidelines
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
  . Upon request or as required by law or regulation, UBS Global AMwill disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committeeand regional Legal and Compliance representative.
  . Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


 D) Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.

  . UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (-Affiliates") have policies in place prohibiting the sharing of certain sensitive information.These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.[Note:Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

 E) Special Disclosure Guidelines for Registered Investment Company Clients

 1) Registration Statement (Open-End and Closed-End Funds)Management is responsible for ensuring the following:

  . That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI).Theprocedures may be described in the SAI or attached as an exhibit to the registration statement.
  . That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
  . That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
    (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and
    (ii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

 2) Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
  . That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and

   .(ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.


 3) Form N-CSR (Closed-End Fund Annual Reports Only)Management is responsible for ensuring the following:
  . That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing.However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
  . That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

 4) Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

  . Fund management is responsible for reporting to the Funds' Chief Compliance
    Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

 5) Oversight of Disclosure The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with.The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                              RESPONSIBLE PARTIES

The following parties will be responsible for implementing and enforcing this policy:
THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

                                 DOCUMENTATION

Monitoring and testing of this policy will be documented in the following ways:

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE VOTING COMMITTEE


                                COMPLIANCE DATES

The following compliance dates should be added to the Complaince Calendar:

  . FILE FORM N-PX BY AUGUST 31 FOR EACH REGISTERED INVESTMENT COMPANY CLIENT

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . FORM N-CSR, SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORTS, AND ANNUAL UPDATES
    TO FUND REGISTRATION STATEMENTS AS APPLICABLE

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE


                                 OTHER POLICIES

Other policies that this policy may affect include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

Other policies that may affect this policy include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

17244038










                   VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
               DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES



POLICY
------

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.


APPROACH
--------

Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in your best interest.


Vaughan Nelson in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in your continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm, Institutional Shareholder Services ("ISS").


Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.


In summary, Vaughan Nelson's goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/ acquisitions) are routed to the portfolio manager for vote indications.
 Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.




        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                            Dated:  January 18, 2006


INTRODUCTION


Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES


As a matter of policy, Wellington Management:


 1) Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.


 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.


 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.


 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.


 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.


 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.


 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND OVERSIGHT


Wellington Management has a Global Corporate Governance Committee, establised by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
--------------------


AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.
 If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.


MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.


If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
 Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.


In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE

COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION


Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.


Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION


Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients.
 Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guildelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.


Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .


  Election of Directors:Case-by-CaseWellington Management Company believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poisson pills, or failed to attend at least 75% of scheduled board meetings.

.. Classify Board of Directors:                            Against

  We will also vote in favor of shareholder porposals seeking to declassify boards.

.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For

  We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For

  Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

.. Require Key Board Committees to be Independent (SP):    For

  Key board committees are the Nominating, Audit, and Compensation Committees.

.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 Case-by-Case


.. Elect Supervisory Board/Corporate Assembly:             For

.. Elect /Establish Board Committee:                       For


.. Adopt Shareholder Access/Majoirty Vote on Election of Directors (SP):
  Case-by-Case



MANAGEMENT COMPENSATION .



.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Approve/Amend Bonus Plans:                              Case-by-Case


.. Approve Remuneration Policy:                            Case-by-Case


.. Exchange Underwater Options:                            Case-by-Case

  Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

.. Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

  We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Require Senior Executives to Own and Hold Company Stock, not Including
  Options:                                                Case-by-Case


.. Disclose All Executive Compensation (SP):               For



REPORTING OF RESULTS .



.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      Case-by-Case

  We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

.. Ratify Selection of Auditors and Set Their Fees:        Case-by-Case

  Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

.. Elect Statutory Auditors:                               Case-by-Case


.. Shareholder Approval of Auditors (SP):                  For



   SHAREHOLDER VOTING RIGHTS. .


.. Adopt Cumulative Voting (SP):                           Against


.. Vote on or Redeem Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Adopt Confidential Voting (SP):                         Case-by-Case

  We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against

.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .



.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Approve Stock Splits:                                   Case-by-Case

  We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

.. Approve Recapitalization/Restructuring:                 Case-by-Case


.. Issue Stock with or without Preemptive Rights:          For


.. Issue Debt Instruments:                                 Case-by-Case



SOCIAL ISSUES .



.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  Case-by-Case

  Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case


.. Report on Sustainability (SP):                          Case-by-Case



MISCELLANEOUS .



.. Approve Other Business:                                 Against


.. Approve Reincorporation:                                Case-by-Case


.. Approve Third-Party Transactions:                       Case-by-Case


                               WM ADVISORS, INC.


           PROXY VOTING POLICIES AND PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client.


THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-- by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted.
 Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.


ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.


CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.


PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.


The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.


WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.


The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors.
 In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

 1) AUDITORS

  . Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent;
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
  . Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
  . Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
    . Tenure of the audit firm
    . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
    . Length of the rotation period advocated in the proposal
    . Significant audit-related issues
    . Number of audit committee meetings held each year
    . Number of financial experts serving on the committee

 2) BOARD OF DIRECTORS
  . Voting on Director Nominees in Uncontested Elections
    Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
    . Insiders and affiliated outsiders on boards that are not at least majority independent
    . Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
    . Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
    . Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
    . Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
  . Classification/Declassification of the Board
    . Vote AGAINST proposals to classify the board.
    . Vote FOR proposals to repeal classified boards and to elect all directors annually.
  . Independent Chairman (Separate Chairman/CEO)
    . Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
  . Majority of Independent Directors/Establishment of Committees
    . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

 3) SHAREHOLDER RIGHTS
  . Shareholder Ability to Act by Written Consent
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
    . Vote FOR proposals to allow or make easier shareholder action by written consent.
  . Shareholder Ability to Call Special Meetings
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
  . Supermajority Vote Requirements
    . Vote AGAINST proposals to require a supermajority shareholder vote.

    . Vote FOR proposals to lower supermajority vote requirements.
  . Cumulative Voting
    . Vote AGAINST proposals to eliminate cumulative voting.
    . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

.. Confidential Voting

    . Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
    . Vote FOR management proposals to adopt confidential voting.

 4) PROXY CONTESTS
  . Voting for Director Nominees in Contested Elections
    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
  . Reimbursing Proxy Solicitation Expenses
    . Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

 5) POISON PILLS
  . Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

 6) MERGERS AND CORPORATE RESTRUCTURINGS
  . Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

 7) REINCORPORATION PROPOSALS
  . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

 8) CAPITAL STRUCTURE
  . Common Stock Authorization
    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
  . Dual-class Stock
    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.
    . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      . It is intended for financing purposes with minimal or no dilution to current shareholders; or
      .It is not designed to preserve the voting power of an insider or significant shareholder.

 9) EXECUTIVE AND DIRECTOR COMPENSATION
    . Votes with respect to compensation plans should be determined on a
      CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
    . Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
    . Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
      .The plan expressly permits repricing of underwater options without shareholder approval; or
      .
        There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
      .The company's most recent three-year burn rate is excessive and is an outlier within its peer group
  . Management Proposals Seeking Approval to Reprice Options
    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      .  Historic trading patterns
      .  Rationale for the repricing
      .  Value-for-value exchange
      .  Option vesting
      .  Term of the option
      .  Exercise price
      . Participation
      .  Treatment of surrendered options
  . Qualified Employee Stock Purchase Plans
    . Votes on employee stock purchase plans should be determined on a
      CASE-BY-CASE basis.
    . Vote FOR employee stock purchase plans where all of the following apply:
      .  Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution (VPD) is ten percent or less.
    . Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
  . Nonqualified Employee Stock Purchase Plans
    . Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
    . Vote FOR nonqualified plans with all the following features:
      .  Broad-based participation
      .Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
      .Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
      .No discount on the stock price on the date of purchase since there is a company matching contribution
    . Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
  . Shareholder Proposals on Compensation
    . Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
      .Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
      .Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

 10) SOCIAL AND ENVIRONMENTAL ISSUES
    . These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
      .FOR proposals for the company to amend its Equal Employment Opportunity
        (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      .AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
      .CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

FOREIGN (NON-U.S.) PROXIES

 1) FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

  . Vote FOR approval of financial statements and director and auditor reports, unless:
    . There are concerns about the accounts presented or audit procedures used;
      or
    . The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

 2) APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  . Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
    . There are serious concerns about the accounts presented or the audit procedures used;
    . The auditors are being changed without explanation; or . Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  . Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  . ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

 3) APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  . Vote FOR the appointment or reelection of statutory auditors, unless:
    . There are serious concerns about the statutory reports presented or the audit procedures used;
    . Questions exist concerning any of the statutory auditors being appointed;
      or
    . The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

 4) ALLOCATION OF INCOME
  . Vote FOR approval of the allocation of income, unless:
    . The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    . The payout is excessive given the company's financial position.

 5) STOCK (SCRIP) DIVIDEND ALTERNATIVE
  . Vote FOR most stock (scrip) dividend proposals.
  . Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

 6) AMENDMENTS TO ARTICLES OF ASSOCIATION
  . Vote amendments to the articles of association on a CASE-BY-CASE basis.

 7) CHANGE IN COMPANY FISCAL TERM
  . Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

 8) LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  . Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 9) AMEND QUORUM REQUIREMENTS
  . Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

 10) TRANSACT OTHER BUSINESS
  . Vote AGAINST other business when it appears as a voting item.

 11) DIRECTOR ELECTIONS

  . Vote FOR management nominees in the election of directors, unless:
    . Adequate disclosure has not been met in a timely fashion;
    . There are clear concerns over questionable finances or restatements;
    . There have been questionable transactions with conflicts of interest;
    . There are any records of abuses against minority shareholder interests;
      and
    . there are clear concerns about the past performance of the company or the board; or
    . The board fails to meet minimum corporate governance standards.
  . Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  . Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
  . Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).
  . Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

 12) DIRECTOR COMPENSATION
  . Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  . Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  . Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

 13) DISCHARGE OF BOARD AND MANAGEMENT
    . Vote FOR discharge of the board and management, unless:
    . there are serious questions about actions of the board or management for the year in question; or
    . legal action is being taken against the board by other shareholders.
  . Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

 14) DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS . Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to indemnify auditors.

 15) BOARD STRUCTURE
  . Vote FOR proposals to fix board size.
  . Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  . Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

 16) SHARE ISSUANCE REQUESTS
  . General Issuances
    . Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
    . Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
  . Specific Issuances
    . Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

 17) INCREASES IN AUTHORIZED CAPITAL
  . Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  . Vote FOR specific proposals to increase authorized capital to any amount, unless:
  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  . Vote AGAINST proposals to adopt unlimited capital authorizations.

 18) REDUCTION OF CAPITAL
  . Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  . Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

 19) CAPITAL STRUCTURES
  . Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  . Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

 20) PREFERRED STOCK
  . Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  . Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  . Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  . Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

 21) DEBT ISSUANCE REQUESTS
  . Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  . Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

 22) PLEDGING OF ASSETS FOR DEBT
  . Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

 23) INCREASE IN BORROWING POWERS
  . Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

 24) SHARE REPURCHASE PLANS:
  . Vote FOR share repurchase plans, unless:
    . clear evidence of past abuse of the authority is available; or . the plan contains no safeguards against selective buybacks.

 25) REISSUANCE OF SHARES REPURCHASED:
  . Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

 26) CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  . Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

 27) REORGANIZATIONS/RESTRUCTURINGS:
  . Vote reorganizations and restructurings on a CASE-BY-CASE basis.

 28) MERGERS AND ACQUISITIONS:
  . Vote FOR mergers and acquisitions, unless:
    . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or . the company's structure following the acquisition or merger does not reflect good corporate governance.
  . Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

  . ABSTAIN if there is insufficient information available to make an informed voting decision.

 29) MANDATORY TAKEOVER BID WAIVERS:
  . Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

 30) REINCORPORATION PROPOSALS:
  . Vote reincorporation proposals on a CASE-BY-CASE basis.

 31) EXPANSION OF BUSINESS ACTIVITIES:
  . Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

 32) RELATED-PARTY TRANSACTIONS:
  . Vote related-party transactions on a CASE-BY-CASE basis.

 33) COMPENSATION PLANS:
  . Vote compensation plans on a CASE-BY-CASE basis.

 34) ANTI-TAKEOVER MECHANISMS:
  . Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

 35) SHAREHOLDER PROPOSALS:
  . Vote all shareholder proposals on a CASE-BY-CASE basis.
  . Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  . Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Updated May 12, 2005

APPENDIX C


PORTFOLIO MANAGER DISCLOSURES
Information relating to the portfolio managers for each of the funds follows.


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. - Partners Large Cap Value Fund
                                  Name of Fund
              John Phillips, Marilyn Fedak, John Mahedy, Chris Marx
                           Name of Portfolio Managers
          (Please use one form per Portfolio Manager per Fund/Account)

                        Alliance Capital Management L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            23                   18,575,325,411
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            34                    1,225,819,701
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           243                   10,327,346,898
                                                                 -----------------------    ------------------------

or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                     6,002,129,909
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            --                           --
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                      807,204,612
                                                                 -----------------------    ------------------------

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

Please see the attached Conflict of Interest Disclosure.

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Please see the attached Portfolio Manager Compensation Disclosure.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 -
$1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None.





 /s/Jennifer Bergenfeld                               January 6, 2006
----------------------------------------              ---------------
(Signature of person authorized to sign                   (Date)
    on behalf of the Sub-Advisor)


                               Jennifer Bergenfeld
                        (Printed Name of person signing)


                           Vice President and Counsel
                            (Title of person signing)

Investment Professional Conflict of Interest Disclosure
         As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties. Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
         Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

         To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
         Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

     (iii)Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.1

     (iv) Contributions  under  Alliance's  Profit   Sharing/401(k)   Plan:  The
          contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.


--------
1 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. - Partners Small Cap Growth Fund
                                  Name of Fund
      Bruce Aronow, Michael W. Doherty, N. Kumar Kirpalani, Samantha S. Lau
                           Name of Portfolio Managers
          (Please use one form per Portfolio Manager per Fund/Account)

                        Alliance Capital Management L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            11                    2,040,193,767
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            33                     233,560,002
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            34                    1,667,921,506
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            --                           --
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            --                           --
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                      192,701,981
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Please see the attached Conflict of Interest Disclosure.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Please see the attached Portfolio Manager Compensation Disclosure.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.





 /s/Jennifer Bergenfeld                               January 6, 2006
----------------------------------------              ---------------
(Signature of person authorized to sign                    (Date)
   on behalf of the Sub-Advisor)


                               Jennifer Bergenfeld
                        (Printed Name of person signing)


                           Vice President and Counsel
                            (Title of person signing)

Investment Professional Conflict of Interest Disclosure
         As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties. Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
         Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

         To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
         Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

     (iii)Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.1

     (iv) Contributions  under  Alliance's  Profit   Sharing/401(k)   Plan:  The
          contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.



--------
1 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Value Fund II
                              Name of Fund/Account
                                 Brendan Healy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,679,986,952
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                     $212,029,148
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Value Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                     December 28, 2005
------------------------------------------           --------------------
(Signature of person authorized to sign                     (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Growth Fund II
                              Name of Fund/Account
                                Prescott LeGard
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $4,832,950,442
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $119,199,093
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. LeGard did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                      December 28, 2005
------------------------------------------           ---------------------
(Signature of person authorized to sign                      (Date)
      on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Growth Fund II
                              Name of Fund/Account
                                Prescott LeGard
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $4,832,950,442
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $119,199,093
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. LeGard did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                     December 28, 2005
-------------------------------------------         ---------------------
(Signature of person authorized to sign                     (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Value Fund II
                              Name of Fund/Account
                                  Mark Mallon
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,679,986,952
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                     $212,029,148
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Value Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                        December 28, 2005
-------------------------------------------            ---------------------
(Signature of person authorized to sign                        (Date)
      on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Value Fund II
                              Name of Fund/Account
                                 Charles Ritter
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,679,986,952
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                     $212,029,148
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Value Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                         December 28, 2005
----------------------------------------------           -------------------
(Signature of person authorized to sign                          (Date)
    on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Growth Fund II
                              Name of Fund/Account
                                Gregory Woodhams
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $8,445,869,427
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................                                  $119,199,093
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. Woodhams did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                        December 28, 2005
------------------------------------------             ---------------------
(Signature of person authorized to sign                        (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Growth Fund II
                              Name of Fund/Account
                                Gregory Woodhams
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $8,445,869,427
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................                                  $119,199,093
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. Woodhams did not own any shares of the fund as of October 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                         December 28, 2005
------------------------------------------               -------------------
(Signature of person authorized to sign                          (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                        (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     Principal Partners Small Cap Value Fund
                              Name of Fund/Account
                                 Coleman Brandt
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Ark Asset Management Co., Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      $80,493,388
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            85                   $2,134,088,674
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the relative performance achieved versus the portfolio manager's group's benchmark, the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and (3) effective interface with clients and other professionals within the firm.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     Mr. Brandt does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Brandt in the 401(k) plan offered by his employer.




/s/Grace A. Zona                                         12/20/05
___________________________________________           ________________________
(Signature of person authorized to sign                        (Date)
    on behalf of the Sub-Advisor)

                            Grace A. Zona
                           __________________________________
                           (Printed Name of person signing)

                               Compliance Officer
                               _________________________
                               (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     Principal Partners Small Cap Value Fund
                              Name of Fund/Account
                                William Charcalis
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Ark Asset Management Co., Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      $80,493,388
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            85                   $2,134,088,674
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the relative performance achieved versus the portfolio manager's group's benchmark, the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and (3) effective interface with clients and other professionals within the firm.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     Mr. Charcalis does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Charcalis in the 401(k) plan offered by his employer.





/s/Grace A. Zona                                         12/20/05
___________________________________________           ________________________
(Signature of person authorized to sign                        (Date)
    on behalf of the Sub-Advisor)

                            Grace A. Zona
                           __________________________________
                           (Printed Name of person signing)

                               Compliance Officer
                               _________________________
                               (Title of person signing)


               FISCAL YEAR-END PIF PORTFOLIO MANAGER QUESTIONNAIRE


                               MID CAP VALUE FUND
                                  Name of Fund
                                 JAMES P. BARROW
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Our equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas within the large, mid, and small cap segments of the market. Individual security holdings and their weightings in our portfolios are the result of input from both analysts and portfolio managers. However, the ultimate decision for inclusion and weighting in the portfolio rests with the portfolio manager. While all of our equity portfolio managers act as generalists, each portfolio manager also has a specific sector responsibility along with an analyst member of our team. This serves as an internal mentoring process, in addition to assuring we have adequate coverage across all sectors and market capitalization ranges.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
                                                                                                   ($Mils.)
        >>       registered investment companies: .............            11                      27,892.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          0.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            23                       2,541.4
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
                                                                                                   ($Mils.)
        >>       registered investment companies: .............            3                       27,059.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          0.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          0.0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.



/s/Patricia B. Andrews
---------------------------------------------------------------------------
 (Signature of person authorized to sign on behalf of the Sub-Advisor)
-

Patricia B. Andrews
(Printed Name of person signing)

Chief Compliance Officer
---------------------------------------------------------------------------
(Title of person signing)

December 14, 2005
(Date)

               FISCAL YEAR-END PIF PORTFOLIO MANAGER QUESTIONNAIRE


                               MID CAP VALUE FUND
                                  Name of Fund
                                 MARK GIAMBRONE
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Our equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas within the large, mid, and small cap segments of the market. Individual security holdings and their weightings in our portfolios are the result of input from both analysts and portfolio managers. However, the ultimate decision for inclusion and weighting in the portfolio rests with the portfolio manager. While all of our equity portfolio managers act as generalists, each portfolio manager also has a specific sector responsibility along with an analyst member of our team. This serves as an internal mentoring process, in addition to assuring we have adequate coverage across all sectors and market capitalization ranges.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
                                                                                                   ($Mils.)
        >>       registered investment companies: .............            6                        3,249.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          0.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                         748.4
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
                                                                                                   ($Mils.)
        >>       registered investment companies: .............            1                        3,018.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          0.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          0.0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.



/s/Patricia B. Andrews
----------------------------------------------------------------------------
(Signature of person authorized to sign on behalf of the Sub-Advisor)

Patricia B. Andrews
(Printed Name of person signing)

Chief Compliance Officer
----------------------------------------------------------------------------
(Title of person signing)

December 14, 2005
(Date)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          Partners LargeCap Value Fund
                                  Name of Fund
                                   Kurt Zyla
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                              BNY Asset Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                      0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                     $6,644 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            43                    $11,068 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.






/s/James Barrett                                          February 27, 2006
----------------------------------------                  -----------------
(Signature of person authorized to sign                         (Date)
     on behalf of the Sub-Advisor)


                                 James Barrett
                        (Printed Name of person signing)


                               Managing Director
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - MidCap Growth Fund
                              Name of Fund/Account
                                 Clifford G. Fox
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           Columbus Circles Investors
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $278.7 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                     172.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            70                   1,398.2 million
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm's net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

     CCI's Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager's partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Frank A. Cuttita                                    12/30/05
----------------------------------------               --------
(Signature of person authorized to sign                 (Date)
on behalf of the Sub-Advisor)

                                    Frank A. Cuttita
                           (Printed Name of person signing)

                               Chief Administrative Officer
                               (Title of person signing)


     FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Variable Contracts Fund, Inc. - Growth Account

                                  Anthony Rizza

                           Columbus Circles Investors


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                   $1,176.8 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $796.8 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            39                  $1,636.6 Million
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $104.3 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm's net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

     CCI's Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager's partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Frank A. Cuttita                              2/28/06
___________________________________             ________
(Signature of person authorized to               (Date)
 sign on behalf of the Sub-Advisor)

                                Frank A. Cuttita
                         _______________________________
                        (Printed Name of person signing)

                          Chief Administrative Officer
                          ____________________________
                            (Title of person signing)






                             MANAGEMENT OF THE FUNDS

      Dimensional Fund Advisors Inc. ("Dimensional") serves as a sub-advisor to the Partners SmallCap Value Fund II Series (the "Portfolio"). As such, Dimensional is responsible for the Portfolio's assets. The Portfolio is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

      The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

      In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for the day-to-day management of the Portfolio.

      Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

      Principal Investors Fund, Inc.'s (the "Fund") Statement of Additional Information provides information about Mr. Deere's compensation, other accounts managed by Mr. Deere, and Mr. Deere's ownership of Portfolio shares.


Draft SAI Disclosure
Ranges to use to fill in 3rd column of Investments in Each Fund table:
None
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

                               PORTFOLIO MANAGERS


Investments in the Fund

         Information relating to each portfolio manager's ownership (including the ownership of his or her immediate family) in the Portfolio of the Fund in this SAI as of October 31, 2005 is set forth in the chart below.

                                                                                      Dollar Range of Fund
Name of Portfolio Manager                 Portfolio                                   Shares Owned
Robert T. Deere                           Partners SmallCap Value Fund II Series      None

Description of Compensation Structure

    Portfolio managers receive a base salary, an incentive bonus and may receive a commission based on services provided to certain clients of Dimensional. Compensation of a portfolio manager is determined at the discretion of the Compensation Committee of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. The Compensation Committee of Dimensional reviews the compensation of each portfolio manager annually and may make modifications as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:
o Base salary. Each portfolio manager is paid a base salary. Dimensional considers the portfolio manager's experience and responsibilities to determine each portfolio manager's base salary.
o Semi-Annual Bonus. Each portfolio manager receives points in a bonus pool that is shared with other employees of Dimensional. The number of bonus points awarded to each portfolio manager is based upon the factors described above. Dimensional calculates the value of the bonus points based on the profitability of Dimensional. The bonus is paid two times per year.
o Commissions for Client Services. Certain portfolio managers may receive a commission based on services the portfolio manager provides to certain clients of Dimensional.

    Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.


Other Managed Accounts

         In addition to the Portfolio, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and
(iii) other accounts managed for organizations and individuals. The following table sets forth information regarding accounts other than the Portfolio for which each portfolio manager has the day-to-day management responsibilities.

[PLEASE OBTAIN UPDATED INFORMATION FROM JEANNE/STEVE AND THE PERFORMANCE BASED FEE INFORMATION FROM ACCOUNTING.]

------------------------ --------------------------------------- --------------------------------------------

Name of Portfolio        Number of Accounts Managed and Total    Number of Accounts Managed and Total
Manager                  Assets by Category As of October 31,    Assets by Category as of October 31, 2005
                         2005                                    for which Advisory Fee is Performance-Based
------------------------ --------------------------------------- --------------------------------------------
------------------------ --------------------------------------- --------------------------------------------
                         o        20 U.S. registered mutual      o        None with respect to registered
Robert T. Deere                  funds with $34,326 million in           mutual funds.
                                 total assets under management.
                         o        12 unregistered pooled         o        1 unregistered pooled investment
                                 investment vehicles with                vehicle with $270 million in total
                                 $9,859 million in total                 assets under management.
                                 assets under management.
                         o        36 other accounts with         o        None with respect to other
                                 $2,743 million in total                 accounts.
                                 assets under management.
------------------------ --------------------------------------- --------------------------------------------


         Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Portfolio and also simultaneously other account. Other accounts include registered mutual funds and other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("other accounts"). Other accounts may have similar investment objectives to the Portfolio, or purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:
o Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or other accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.
o Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same security may vary and the length of time that any fund or other account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple accounts.
o Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.
o Performance-Based Fees. For some accounts, Dimensional may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to other accounts where Dimensional is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Dimensional might share in investment gains.
o Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the account of that client over other accounts that the portfolio manager manages.
o Investment in the Fund. A portfolio manager or his/her relatives may invest in a fund that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the fund that his/her relatives invest in preferentially as compared to other accounts for which they have portfolio management responsibilities.

    Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



        PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP GROWTH FUND II (PIF)

                                  Name of Fund

                                JOSEPH W. GARNER

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                             EMERALD ADVISERS, INC.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                        $458 mm

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            85                      $1769 mm

                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            0                           0

                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     No material conflicts of interest should arise in connection with the portfolio manager's management of the Principal Funds and other accounts managed by the portfolio managers. All the accounts are managed by the same team and have their trades grouped together in accordance with our procedures manual. The only differences which may arise would be due to cash flow requirements of a mutual fund.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

     The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Jooseph W. Garner                                         2/21/06
----------------------------------------                     -------
(Signature of person authorized to sign                       (Date)
on behalf of the Sub-Advisor)


                                Joseph W. Garner
                                ----------------

                        (Printed Name of person signing)



                               Portfolio Manager
                               -----------------
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



        PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP GROWTH FUND II (PIF)

                                  Name of Fund

                            KENNETH G. MERTZ II, CFA

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                             EMERALD ADVISERS, INC.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                        $458 mm

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            85                      $1769 mm

                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            0                           0

                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     No material conflicts of interest should arise in connection with the portfolio manager's management of the Principal Funds and other accounts managed by the portfolio managers. All the accounts are managed by the same team and have their trades grouped together in accordance with our procedures manual. The only differences which may arise would be due to cash flow requirements of a mutual fund.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

     The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     None. Our portfolio managers are prohibited from purchasing shares of this fund.





/s/Kenneth g. Mertz II                                         12/30/05
------------------------------------------                     --------
(Signature of person authorized to sign                         (Date)
on behalf of the Sub-Advisor)


                            Kenneth G. Mertz II, CFA
                            ------------------------

                           (Printed Name of person signing)



                                   President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



        PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP GROWTH FUND II (PIF)

                                  Name of Fund

                                 STACEY L. SEARS

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                             EMERALD ADVISERS, INC.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                        $458 mm

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            85                      $1769 mm


         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            0                           0

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            0                           0


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     No material conflicts of interest should arise in connection with the portfolio manager's management of the Principal Funds and other accounts managed by the portfolio managers. All the accounts are managed by the same team and have their trades grouped together in accordance with our procedures manual. The only differences which may arise would be due to cash flow requirements of a mutual fund.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.

     The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey. Emerald's marketing staff is paid commissions based on (1) new dollars flowing into the firm and (2) the retention of assets over the long-term.

     The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance relative to the Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range from zero to 200% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating unit: Portfolio Management, Research, Marketing and Operations. Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews, and with a sign-off from the Compensation Committee.

     The final portion of the new plan is a Long-Term Incentive Plan. The Plan will award phantom stock to key employees, based on their job performance and the importance of their role within the organization. The Plan is completely discretionary and any phantom stock awards will be decided by the company's Compensation Committee. Prior to the implementation of the Plan, Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     None. Our portfolio managers are prohibited from purchasing shares of this fund.





/s/Stacey L. Sears                                          12/30/05
--------------------------------------------                --------
(Signature of person authorized to sign                      (Date)
on behalf of the Sub-Advisor)




                                   Page 3 of 2
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Partners SmallCap Growth Fund II
                                  Name of Fund
                                   Nancy Prial
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    Essex Investment Management Company, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 3/31/06 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                      99,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      27,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            60                     570,000,000
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

        N/A  Nancy  does  not  manage  any   accounts   with  a        NUMBER OF                     TOTAL
        performance fee.                                                ACCOUNTS                    ASSETS
                                                                        --------                    ------

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

placeEssex is not aware of any material conflicts of interest in connection with the PM's management of the Fund's investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of placeEssex's internal controls in order to prevent such conflicts of interest from arising.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

         The professionals at placeEssex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and placeEssex's composite performance relative to our peers and benchmark. Third, placeEssex offers a competitive benefit package including comprehensive family health coverage.

         placeEssex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. We also incent them on their 1,2 and 3 year performance track record.

         As an added retention mechanism, placeEssex offers ownership to both existing and prospective employees. The current ownership structure allows placeEssex to capitalize a portion of its free cash flow each year and transform it into stock ownership. placeEssex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

         Finally, placeEssex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                           /s/Deborah Coulter 06-29-2006

  (Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


                                 Deborah Coulter

                        (Printed Name of person signing)

          Director of Finance and Administration and Compliance Manager


                            (Title of person signing)




                                Stacey L. Sears
                                ----------------
                        (Printed Name of person signing)



                    Senior Vice President/Portfolio Manager
                  -------------------------------------------
                               (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Partners MidCap Growth Fund II
                                  Name of Fund

                                    Bahaa Fam
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                     Fidelity Management & Research Company
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS            ASSETS (IN $ MILLIONS)

        >>       registered investment companies*: ............            4                        $980
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                         561
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            5                         447
                                                                 -----------------------    ------------------------

         *includes Partners MidCap Growth Fund II ($449.8 million in assets)

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS            ASSETS (IN $ MILLIONS)

        >>       registered investment companies: .............            2                         $275
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                            0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                            0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Bahaa Fam is the portfolio manager of Partners MidCap Growth II Fund of Principal Investors Fund, Inc. and receives compensation for his services. As of October 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by FMR or an affiliate. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the equity assets of the fund measured against the Russell MidCap Growth Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The dollar range of shares of Partners MidCap Growth Fund II beneficially owned by Mr. Fam as of October 31, 2005 was $0.






 /s/Maureen White                                          1/18/06
-----------------------------------------------         -----------
(Signature of person authorized to sign                    (Date)
      on behalf of the Sub-Advisor)


                                 Maureen White
                        (Printed Name of person signing)

                                Product Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           Partners International Fund
                                  Name of Fund
                                 Cesar Hernandez
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                     Fidelity Management & Research Company
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS            ASSETS (IN $ MILLIONS)

        >>       registered investment companies: .............            1                         $570*
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                        $2,839
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            45                       $13,619
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        *includes  Partners  International Fund ($570.3 million
        in assets)
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............           n/a
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Cesar Hernandez is the portfolio manager of Partners International Fund and receives compensation for his services. As of October 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's master accounts relative to a benchmark index assigned to each master account and (ii) the investment performance of a broad range of other equity funds and accounts managed by FMR or an affiliate. The pre-tax investment performance of the portfolio manager's master accounts is weighted according to his tenure on those master accounts and the average asset size of those master accounts over his tenure. Each component is calculated separately over the portfolio manager's tenure on those master accounts over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the master account for the international investment discipline in which Partners International Fund is invested is based on the master account's pre-tax investment performance measured against the MSCI EAFE Index (net Luxembourg tax rate adjusted). The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.
The dollar range of shares of Partners International Fund beneficially owned by Mr. Hernandez as of October 31, 2005 was $0.




 /s/Maureen White                                          1/18/06
-----------------------------------------------         -----------
(Signature of person authorized to sign                    (Date)
      on behalf of the Sub-Advisor)


                                 Maureen White
                        (Printed Name of person signing)

                                Product Manager
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                 DOLORES BAMFORD
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                              Jan 9, 2005
-----------------------------------------------            ------------------
(Signature of person authorized to sign                         (Date)
     on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                 DAVID L. BERDON
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                       Jan 9, 2005
--------------------------------------------           -----------
(Signature of person authorized to sign                   (Date)
on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                  ANDREW BRAUN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            17                      9.7 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           276                      5.5 bil.
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                       108 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                         Jan 9, 2005
---------------------------------------------            -----------
(Signature of person authorized to sign                     (Date)
      on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PARTNERS LARGE CAP BLEND FUND I
                                  Name of Fund
                                  MELISSA BROWN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............          11691                      44 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............           7149                      10 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................          15674                     201 mil.
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                        0 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............           105                       1 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           5514                      20 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         Conflicts of Interest. The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

         The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest
         - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

        The Investment Adviser provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

         Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

         The portfolio management team's performance measures are aligned with GSAM's goals to: (1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

          Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:(1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process.

          In addition, detailed portfolio attribution is critical to the measurement process. The benchmarks for these Funds is S&P 500TM Index.

         In addition to base salary and bonus compensation, Goldman Sachs has a number of additional benefits/deferred compensation programs for all professionals in place including:

o A 401-k program that enables employees to direct a percentage of their pretax salary and/or bonus income into a tax-qualified retirement plan
o A profit sharing program to which Goldman Sachs makes a pretax contribution o Investment opportunity programs in which selected professionals are eligible to participate


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

         None





/s/Diana H Newman                                    January 5, 2006
-------------------------------------------          ---------------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                 Diana H Newman
                        (Printed Name of person signing)


                      Vice President, Quantitative Equity
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                  SCOTT CAROLL
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                       Jan 9, 2005
-------------------------------------------            -----------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                 SEAN GALLAGHER
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            17                      9.7 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           276                      5.5 bil.
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                       108 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

         The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmarks for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

         Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                         Jan 9, 2005
---------------------------------------------            -----------
(Signature of person authorized to sign                    (Date)
    on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PARTNERS LARGE CAP BLEND FUND
                                  Name of Fund
                                 ROBERT C. JONES
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............          13399                      52 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............          10450                      18 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................          61701                     559 mil.
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                        0 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............           105                       1 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           8361                      39 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         Conflicts of Interest. The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

         The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest
         - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

        The Investment Adviser provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

         Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

         The portfolio management team's performance measures are aligned with GSAM's goals to: (1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

          Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:(1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process.

          In addition, detailed portfolio attribution is critical to the measurement process.

         The benchmarks for these Funds is S&P 500TM Index.

         In addition to base salary and bonus compensation, Goldman Sachs has a number of additional benefits/deferred compensation programs for all professionals in place including:

o A 401-k program that enables employees to direct a percentage of their pretax salary and/or bonus income into a tax-qualified retirement plan
o A profit sharing program to which Goldman Sachs makes a pretax contribution o Investment opportunity programs in which selected professionals are eligible to participate


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

         None





/s/ Diana H Newman                                    January 5, 2006
--------------------------------------------          ------------------
(Signature of person authorized to sign                     (Date)
     on behalf of the Sub-Advisor)


                                 Diana H Newman
                        (Printed Name of person signing)


                      Vice President, Quantitative Equity
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                   LISA PARISI
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                       Jan 9, 2005
---------------------------------------------          -----------
(Signature of person authorized to sign                  (Date)
     on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                  EDWARD PERKIN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                        Jan 9, 2005
---------------------------------------------           -----------
(Signature of person authorized to sign                    (Date)
     on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                SALLY POPE DAVIS
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            17                      9.7 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           276                      5.5 bil.
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                       108 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                        Jan 9, 2005
--------------------------------------------            -----------
(Signature of person authorized to sign                    (Date)
     on behalf of the Sub-Advisor)


                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS MID CAP VALUE FUND
                                  Name of Fund
                                 EILEEN ROMINGER
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                      12.8 bil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           301                       6.2 bil
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                       164 mil.
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                       220 mil.
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of other accounts, see "Potential Conflicts of Interest - Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs' and the Investment Adviser's Proprietary Activities and Activities on Behalf of Other Accounts."


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     -   Individual performance (relative, absolute)
     -   Team Performance (relative, absolute)
     - Consistent performance that aligns with clients' objectives - Achievement of top rankings (relative and competitive)

         The benchmark for this Fund is Russell Midcap Value Index

In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Anita K. Kerr                                      Jan 9, 2005
--------------------------------------------          -----------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Partners MidCap Value Fund
                                  Name of Fund
                                 Bruce I. Jacobs
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,141,140,611
                                                                 -----------------------    ------------------------

         *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise outside institutional funds only for Principal Financial
         Group and one other client as separate accounts in a multi-manager format.

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The two Principals/Portfolio Managers are owners of the firm. Their compensation is primarily through their equity share of the firm's operating and financial success, which is determined in large part by the performance of our strategies.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter A. Rudolph                            7/7/06
-------------------------------------------    ------------------
(Signature of person authorized                (Date)
to sign on behalf of the Sub-Advisor)


                                Peter A. Rudolph
                        (Printed Name of person signing)


                Chief Financial Officer/Chief Compliance Officer
                            (Title of person signing)






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Partners MidCap Value Fund
                                  Name of Fund
                                 Kenneth N. Levy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,141,140,611
                                                                 -----------------------    ------------------------

         *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise outside institutional funds only for Principal Financial
         Group and one other client as separate accounts in a multi-manager format.

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

       >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The two Principals/Portfolio Managers are owners of the firm. Their compensation is primarily through their equity share of the firm's operating and financial success, which is determined in large part by the performance of our strategies.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter A. Rudolph                               7/7/06
--------------------------------------            -------
(Signature of person authorized                   (Date)
to sign on behalf of the Sub-Advisor)


                                Peter A. Rudolph
                                ----------------
                        (Printed Name of person signing)


                Chief Financial Officer/Chief Compliance Officer
                            (Title of person signing)





                                 Anita K. Kerr
                                 -------------
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)


                         PRINCIPAL INVESTORS FUND, INC.
                       Information as of October 31, 2005

--------------------------------------------------------------------------------
                      Partners Global Equity Fund ("Fund")
               J.P. Morgan Investment Management Inc. ("Adviser")
--------------------------------------------------------------------------------

----------------------------- ---------------------------------------------------------------
(a)(1) Identify portfolio     (a)(2) For each person identified in column (a)(1), provide
manager(s) of the Adviser     number of other accounts managed by the person within each
to be named in the Fund       category below and the total assets in the accounts managed
prospectus                    within each category below
----------------------------- ---------------------------------------------------------------
----------------------------- ------------------- --------------------- ---------------------
                              Registered          Other Pooled          Other Accounts
                              Investment          Investment
                              Companies           Vehicles
----------------------------- ------------------- --------------------- ---------------------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
                              Number     Total    Number     Total      Number     Total
                              of         Assets   of         Assets     of         Assets
                              Accounts            Accounts              Accounts
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
Matthew Beesley               0          0        1          $326 mil.  6          $970 mil.
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
Howard Williams               0          0        2          $159 mil.  1          $1,540
                                                                                   mil.
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
                              0          0        5          $1,485     4          $324 mil.
Edward Walker                                                mil.
----------------------------- ---------- -------- ---------- ---------- ---------- ----------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------


----------------------------- ---------- -------- ---------- ---------- ---------- ----------
----------------------------- ---------- -------- ---------- ---------- ---------- ----------


----------------------------- ---------- -------- ---------- ---------- ---------- ----------


----------------------------- --------------------------------------------------------------------
(a)(1) Identify portfolio     (a)(3) For each of the categories in column (a)(2), provide number
manager(s) of the Adviser     of accounts and the total assets in the accounts with respect to
to be named in the Fund       which the advisory fee is based on the performance of the account prospectus
----------------------------- --------------------------------------------------------------------
----------------------------- ----------------------- ------------------------ -------------------
                              Registered Investment   Other Pooled             Other Accounts
                              Companies               Investment Vehicles

----------------------------- ----------------------- ------------------------ -------------------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
                              Number of  Total Assets Number of   Total Assets Number of Total
                              Accounts                Accounts                 Accounts  Assets

----------------------------- ---------- ------------ ----------- ------------ --------- ---------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
Matthew Beesley               0          0            0           0            0         0
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
Howard Williams               0          0            0           0            0         0

----------------------------- ---------- ------------ ----------- ------------ --------- ---------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
                              0          0            0           0            0         0
Edward Walker
----------------------------- ---------- ------------ ----------- ------------ --------- ---------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------


----------------------------- ---------- ------------ ----------- ------------ --------- ---------
----------------------------- ---------- ------------ ----------- ------------ --------- ---------


----------------------------- ---------- ------------ ----------- ------------ --------- ---------

(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 10/31/05 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(b) Portfolio Manager Compensation

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


(c) Ownership of Securities

------------------------ --------------
Portfolio Manager        None

------------------------ --------------
------------------------ --------------
Matthew Beesley          x
------------------------ --------------
------------------------ --------------
Howard Williams          x
------------------------ --------------
------------------------ --------------
Edward Walker            x
------------------------ --------------
------------------------ --------------

------------------------ --------------
------------------------ --------------

------------------------ --------------



                         PRINCIPAL INVESTORS FUND, INC.
                       Information as of October 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                    Partners Small Cap Value Fund I ("Fund")
               J.P. Morgan Investment Management Inc. ("Adviser")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------------------------------------------------
(a)(1) Identify portfolio      (a)(2) For each person identified in column (a)(1), provide
manager(s) of the Adviser      number of other accounts managed by the person within each
to be named in the Fund        category below and the total assets in the accounts managed
prospectus                     within each category below

----------------------------- -------------------------------------------------------------
----------------------------- ----------------------- --------------------- ---------------
                              Registered Investment   Other Pooled          Other Accounts
                              Companies               Investment
                                    Vehicles
----------------------------- ----------------------- --------------------- ---------------
----------------------------- ---------- ------------ ---------- ---------- -------- ------
                              Number     Total        Number     Total      Number   Total
                              of         Assets       of         Assets     of       Assets
                              Accounts                Accounts              Accounts
----------------------------- ---------- ------------ ---------- ---------- -------- ------
----------------------------- ---------- ------------ ---------- ---------- -------- ------
                              8          $1.5bn       1          $152       0        0
Chris T. Blum, Managing                                          million
Director
----------------------------- ---------- ------------ ---------- ---------- -------- ------
----------------------------- ---------- ------------ ---------- ---------- -------- ------
                              8          $1.5bn       1          $152       0        0
Dennis Ruhl, Vice President                                      million
----------------------------- ---------- ------------ ---------- ---------- -------- ------


----------------------------- ----------------------------------------------------------------------
                               (a)(3) For each of the categories in column (a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

----------------------------- ----------------------------------------------------------------------
----------------------------- ------------------------- ------------------------ -------------------
                              Registered Investment     Other Pooled             Other Accounts
                              Companies                 Investment Vehicles

----------------------------- ------------------------- ------------------------ -------------------
----------------------------- ------------ ------------ ----------- ------------ --------- ---------
                              Number of    Total Assets Number of   Total Assets Number of Total
                              Accounts                  Accounts                 Accounts  Assets

----------------------------- ------------ ------------ ----------- ------------ --------- ---------
----------------------------- ------------ ------------ ----------- ------------ --------- ---------
                              0            0            0           0            0         0
Chris T. Blum, Managing
Director
----------------------------- ------------ ------------ ----------- ------------ --------- ---------
----------------------------- ------------ ------------ ----------- ------------ --------- ---------
                              0            0            0           0            0         0
Dennis Ruhl, Vice President
----------------------------- ------------ ------------ ----------- ------------ --------- ---------





(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 10/31/05 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(b) Portfolio Manager Compensation

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

 (c) Ownership of Securities

------------------------ --------------
Portfolio Manager        None

------------------------ --------------
------------------------ --------------
Chris T. Blum            X
------------------------ --------------
------------------------ --------------
Dennis Ruhl              X
------------------------ --------------

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF PARTNERS MIDCAP VALUE FUND
                                  Name of Fund
                                  David Borger
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $529.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/David Borger                                      12/9/2005
-------------------------------------------          ----------
(Signature of person authorized to sign                (Date)
     on behalf of the Sub-Advisor)


                                  David Borger
                        (Printed Name of person signing)


                              Director of Research
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF PARTNERS SMALL VALUE FUND
                                  Name of Fund
                                  David Borger
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $463.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/David Borger                                      12/9/2005
---------------------------------------------        -----------
(Signature of person authorized to sign                (Date)
     on behalf of the Sub-Advisor)


                                  David Borger
                        (Printed Name of person signing)


                              Director of Research
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF PARTNERS MIDCAP VALUE FUND
                                  Name of Fund
                                Christine Kugler
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $529.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Christine Kugler                                 12/9/2005
-------------------------------------------         ----------
(Signature of person authorized to sign               (Date)
     on behalf of the Sub-Advisor)


                                Christine Kugler
                        (Printed Name of person signing)


                           Director of Implementation
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF PARTNERS SMALL VALUE FUND
                                  Name of Fund
                                Christine Kugler
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $463.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Christine Kugler                                    12/9/2005
---------------------------------------------          ---------
(Signature of person authorized to sign                  (Date)
     on behalf of the Sub-Advisor)


                                Christine Kugler
                        (Printed Name of person signing)


                           Director of Implementation
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF PARTNERS MIDCAP VALUE FUND
                                  Name of Fund
                                 Stuart Matsuda
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $529.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Stuart Matsuda                                       12/9/2005
---------------------------------------------           ----------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                 Stuart Matsuda
                        (Printed Name of person signing)


                               Director of Trading
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF PARTNERS SMALL VALUE FUND
                                  Name of Fund
                                 Stuart Matsuda
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $463.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Stuart Matsuda                                      12/9/2005
-------------------------------------------            ----------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)


                                 Stuart Matsuda
                        (Printed Name of person signing)


                               Director of Trading
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF PARTNERS MIDCAP VALUE FUND
                                  Name of Fund
                                 Hal W. Reynolds
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $529.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Hal W. Reynolds                                      12/9/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                Hal W. Reynolds
                                ---------------
                        (Printed Name of person signing)


                            Chief Investment Officer
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF PARTNERS SMALL VALUE FUND
                                  Name of Fund
                                 Hal W. Reynolds
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $463.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Hal Reynolds                                        12/9/2005
--------------------------------------------           ----------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)


                                  Hal Reynolds
                        (Printed Name of person signing)


                            Chief Investment Officer
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF PARTNERS MIDCAP VALUE FUND
                                  Name of Fund
                                Thomas D. Stevens
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $529.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Thomas D. Stevens                                    12/9/2005
--------------------------------------------            ---------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)


                               Thomas D. Stevens
                               -----------------
                        (Printed Name of person signing)


                                    Chairman
                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF PARTNERS SMALL VALUE FUND
                                  Name of Fund
                                Thomas D. Stevens
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Los Angeles Capital Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            7                    $463.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            29                    $2859 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                    $444.8 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Thomas D. Stevens                                   12/9/2005
-------------------------------------------            ---------
(Signature of person authorized to sign                  (Date)
   on behalf of the Sub-Advisor)


                               Thomas D. Stevens
                               -----------------
                        (Printed Name of person signing)


                                    Chairman
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Small Cap Growth Fund Series III
                                  Name of Fund
                                Stephen C. Brink
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Mazama Capital Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            12                   $1.347 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $79.679 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            69                   $4.607 Billion
                                                                 -----------------------    ------------------------

         for each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                   $267.896 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

     The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

     Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

     The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

     Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $0.00





/s/Stephen C. Brink                                     12/12/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                Stephen C. Brink
                                ----------------
                        (Printed Name of person signing)


                   Senior Vice President, Director of Research
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Small Cap Growth Fund Series III
                                  Name of Fund
                                Timothy P. Butler
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Mazama Capital Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            12                   $1.347 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $79.679 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            69                   $4.607 Billion
                                                                 -----------------------    ------------------------

         for each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                   $267.896 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

     The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

     Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

     The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

     Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $0.00





/s/Timothy P. Butler                                    12/12/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
    on behalf of the Sub-Advisor)


                               Timothy P. Butler
                               -----------------
                        (Printed Name of person signing)


                            Sector Portfolio Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Small Cap Growth Fund Series III
                                  Name of Fund
                                Michael D. Clulow
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Mazama Capital Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            12                   $1.347 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $79.679 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            69                   $4.607 Billion
                                                                 -----------------------    ------------------------

         for each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                   $267.896 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

     The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

     Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

     The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

     Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $0.00





/s/Michael D. Clulow                                    12/12/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
   on behalf of the Sub-Advisor)


                               Michael D. Clulow
                               -----------------
                        (Printed Name of person signing)


                            Sector Portfolio Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Small Cap Growth Fund Series III
                                  Name of Fund
                                Gretchen M. Novak
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Mazama Capital Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            12                   $1.347 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $79.679 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            69                   $4.607 Billion
                                                                 -----------------------    ------------------------

         for each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                   $267.896 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

     The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

     Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

     The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

     Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $0.00





/s/Gretchen M. Novak                                    12/12/2005
--------------------------------------------            -----------
(Signature of person authorized to sign                   (Date)
    on behalf of the Sub-Advisor)


                               Gretchen M. Novak
                               -----------------
                        (Printed Name of person signing)


                           Associate Portfolio Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Small Cap Growth Fund Series III
                                  Name of Fund
                                 Ronald A. Sauer
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Mazama Capital Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 10/31/2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            12                   $1.347 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $79.679 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            69                   $4.607 Billion
                                                                 -----------------------    ------------------------

         for each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                   $267.896 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

     The compensation paid to Mazama for managing the Fund(s) is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund(s) or another client account, the Fund(s) may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund(s) with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

     Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

     The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

     Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $0.00





/s/ Ronald A. Sauer                                    12/12/2005
-------------------------------------------            ----------
(Signature of person authorized to sign                  (Date)
     on behalf of the Sub-Advisor)


                                Ronald A. Sauer
                                ---------------
                        (Printed Name of person signing)


                    President, CIO, Senior Portfolio Manager
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund - Partners SmallCap Blend Fund
                                  Name of Fund
                               Ronald P. Gala, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             5                    1,006,363,057
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             0                          0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            13                    1,045,584,379
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                      168,386,534
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


                         Portfolio Manager Compensation

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

         All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

                   Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Ronald P. Gala                                     12/22/2005
------------------------------------------            -----------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)


                              Ronald P. Gala, CFA
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investors Fund - Partners SmallCap Value Fund I
                                  Name of Fund
                               Ronald P. Gala, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             5                    1,006,363,057
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             0                          0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            13                    1,045,584,379
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                      168,386,534
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

                         Portfolio Manager Compensation

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

         All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

                   Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Ronald P. Gala                                     12/22/2005
------------------------------------------            -----------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)


                              Ronald P. Gala, CFA
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund - Partners SmallCap Blend Fund
                                  Name of Fund
                              Peter D. Goslin, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                      266,079,216
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                      165,362,676
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                      112,173,707
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


                         Portfolio Manager Compensation

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

         All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

                   Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Peter D. Goslin                                      12/22/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
    on behalf of the Sub-Advisor)


                              Peter D. Goslin, CFA
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)




                                   Page 1 of 2
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investors Fund - Partners SmallCap Value Fund I
                                  Name of Fund
                              Peter D. Goslin, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                      266,079,216
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                      165,362,676
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                      112,173,707
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


                         Portfolio Manager Compensation

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

         All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

                   Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Peter D. Goslin                                      12/22/2005
--------------------------------------------            ----------
(Signature of person authorized to sign                   (Date)
    on behalf of the Sub-Advisor)


                              Peter D. Goslin, CFA
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investors Fund - Partners MidCap Growth Fund I
                                  Name of Fund
                               Adam T. Logan, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             4                    1,057,922,661
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             0                          0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            10                      169,708,024
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Provided Separately.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Adam T. Logan                                      12/22/2005
-------------------------------------------           ----------
(Signature of person authorized to sign                 (Date)
     on behalf of the Sub-Advisor)


                               Adam T. Logan, CFA
                               ------------------
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investors Fund - Partners MidCap Growth Fund I
                                  Name of Fund
                              John R. O'Toole, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             4                     930,474,445
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             3                      91,716,561
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            21                     462,529,686
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             0                          0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             0                          0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             4                      45,557,445
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


                         Portfolio Manager Compensation

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

         All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

                   Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/John R. O'Toole                                   12/15/2005
------------------------------------------           ----------
(Signature of person authorized to sign                (Date)
   on behalf of the Sub-Advisor)


                              John R. O'Toole, CFA
                        (Printed Name of person signing)


                               Portfolio Manager
                               -----------------
                           (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



           Principal Investors Fund, Inc. - Partners MidCap Value Fund

                                  Name of Fund
                                  Basu Mullick
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Neuberger Berman Management Inc.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            8                    $6,786 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                      $13 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


         Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     None - Sub-advisory Relationship






/s/Philip R. Carroll                                  January 30, 2006
---------------------------------------               ----------------
(Signature of person authorized to sign                  (Date)
on behalf of the Sub-Advisor)


                               Philip R. Carroll
                            ------------------------
                        (Printed Name of person signing)


                            Chief Compliance Officer
                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond & Mortgages Securities Fund

                              William C. Armstrong

                        Principal Global Investors, LLC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:


                                                                        NUMBER OF                   TOTAL
                                                                        ACCOUNTS                   ASSETS
             registered investment companies:                               3                  $1,681,758,899
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                              5                  $6,280,355,789
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other accounts:                                                15                  $904,534,222
           ----------------------------------------------------- --------------------- --------------------------

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account


                                                                        NUMBER OF                   TOTAL
                                                                        ACCOUNTS                   ASSETS

           registered investment companies: .........................       0                  $0
           other pooled investment vehicles: ..........................     0                  $0
           other accounts: ......................................           2                  $1,062,750,477


A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

None

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industrystandards. Total cash compensation is targeted at the median of the market and benefits aretargeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixedincome portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 -$ 100,000; $100,001 -
     $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000





/s/William C. Armstrong                                     12/30/05
-----------------------------------------------             --------
(Signature of person authorized to sign                      (Date)
  on behalf of the Sub-Advisor)


                              William C. Armstrong

                        (Printed Name of person signing)


                                Portfolio Manager

                            (Title of person signing)






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund

                                L. Phillip Jacoby

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                    NUMBER OF            TOTAL
                                                                    ACCOUNTS             ASSETS

              registered investment companies:                          9            $8,012,195,212

                                                                  --------------    -----------------
                                                                  --------------    -----------------
              other pooled investment vehicles                         15            $2,562,137,250

                                                                  --------------    -----------------
                                                                  --------------    -----------------
              other accounts:                                          39            $2,601,995,786

                                                                  --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                     NUMBER OF        TOTAL
                                                                     ACCOUNTS         ASSETS

               registered investment companies:                          0              $0
                                                                   --------------    ---------
                                                                   --------------    ---------
               other pooled investment vehicles:                         0              $0
                                                                   --------------    ---------
                                                                   --------------    ---------
               other accounts:                                           0              $0
                                                                   --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/L. Phillip Jacoby                               12/30/05
----------------------------------------           --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                L. Phillip Jacoby

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund

                               Bernard M. Sussman

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                   NUMBER OF            TOTAL
                                                                   ACCOUNTS             ASSETS

             registered investment companies:                          9            $8,012,195,212
                                                                 --------------    -----------------
                                                                 --------------    -----------------
             other pooled investment vehicles:                        15            $2,562,137,250
                                                                 --------------    -----------------
                                                                 --------------    -----------------
             other accounts:                                          39            $2,601,995,786
                                                                 --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                    NUMBER OF        TOTAL
                                                                    ACCOUNTS         ASSETS

              registered investment companies:                         0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other pooled investment vehicles:                        0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other accounts:                                          0              $0
                                                                  --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Bernard M. Sussman                                 12/30/05
-----------------------------------------             --------
 (Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                               Bernard M. Sussman

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond & Mortgages Securities Fund

                               Timothy R. Warrick

                        Principal Global Investors, LLC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:


                                                                           NUMBER OF                  TOTAL
                                                                           ACCOUNTS                  ASSETS
             registered investment companies:                               3                  $1,681,758,899
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                              5                  $6,280,355,789
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other accounts:                                                19                 $1,159,590,411
           ----------------------------------------------------- --------------------- --------------------------

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account


                                                                           NUMBER OF                  TOTAL
                                                                           ACCOUNTS                  ASSETS

             registered investment companies: .........................      0                 $0
             other pooled investment vehicles: ..........................    0                 $0
             other accounts: ................................................2                 $1,062,750,477
                                                                                              ---------------


A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

None

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industrystandards. Total cash compensation is targeted at the median of the market and benefits aretargeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixedincome portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o    Investment   performance  is  based  on  gross  performance  versus  a
          benchmark, peer group or both, depending on the client mandate

     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 -$ 100,000; $100,001 -
     $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000




/s/Timothy R. Warrick                                      12/30/05
----------------------------------------                   --------
(Signature of person authorized to sign                     (Date)
    on behalf of the Sub-Advisor)


                               Timothy R. Warrick

                        (Printed Name of person signing)


                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Disciplined LargeCap Blend Fund

                               Jeffrey A. Schwarte

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          2            $693,721,878
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         2            $566,506,423
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           7            $250,486,164
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Jeffrey A. Schwarte                               12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                               Jeffrey A. Schwarte

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Investors Fund, Inc. - Disciplined LargeCap Blend Fund

                                  Mustafa Sagun

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          1            $626,452,789
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         0                 $0
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           9            $273,101,754
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Mustafa Sagun                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  Mustafa Sagun

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. - Diversified International Fund

                              Paul H. Blankenhagen

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                   NUMBER OF            TOTAL
                                                                   ACCOUNTS             ASSETS

             registered investment companies:                          2             $782,618,804
                                                                 --------------    -----------------
                                                                 --------------    -----------------
             other pooled investment vehicles:                         2            $2,395,734,429
                                                                 --------------    -----------------
                                                                 --------------    -----------------
             other accounts:                                            1             $42,847,202
                                                                 --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                      NUMBER OF        TOTAL
                                                                      ACCOUNTS         ASSETS

                registered investment companies:                          0              $0
                                                                    --------------    ---------
                                                                    --------------    ---------
                other pooled investment vehicles:                         0              $0
                                                                    --------------    ---------
                                                                    --------------    ---------
                other accounts:                                           0              $0
                                                                    --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

     o    Investment   performance  is  based  on  gross  performance  versus  a
          benchmark, peer group or both, depending on the client mandate

     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Paul H. Blankenhagen                              12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                              Paul H. Blankenhagen

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. - Diversified International Fund

                                   Juliet Cohn

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                     NUMBER OF            TOTAL
                                                                     ACCOUNTS             ASSETS

               registered investment companies:                          2             $782,618,804
                                                                   --------------    -----------------
                                                                   --------------    -----------------
               other pooled investment vehicles:                         2            $2,395,734,429
                                                                   --------------    -----------------
                                                                   --------------    -----------------
               other accounts:                                           3             $126,648,983
                                                                   --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                     NUMBER OF        TOTAL
                                                                     ACCOUNTS         ASSETS

               registered investment companies:                          0              $0
                                                                   --------------    ---------
                                                                   --------------    ---------
               other pooled investment vehicles:                         0              $0
                                                                   --------------    ---------
                                                                   --------------    ---------
               other accounts:                                           0              $0
                                                                   --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 100% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Juliet Cohn                                       12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
   on behalf of the Sub-Advisor)

                                   Juliet Cohn

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. - Diversified International Fund

                                Christopher Ibach

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF            TOTAL
                                                                       ACCOUNTS             ASSETS

                 registered investment companies:                         2             $782,618,804
                                                                     --------------    -----------------
                                                                     --------------    -----------------
                 other pooled investment vehicles:                        2             $2,395,734,429
                                                                     --------------    -----------------
                                                                     --------------    -----------------
                 other accounts:                                          6             $217,443,206
                                                                     --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                    NUMBER OF        TOTAL
                                                                    ACCOUNTS         ASSETS

              registered investment companies:                          0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other pooled investment vehicles:                         0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other accounts:                                           0              $0
                                                                  --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000





/s/Christopher Ibach                                  12/30/05
----------------------------------------              --------
(Signature of person authorized to sign                (Date)
     on behalf of the Sub-Advisor)

                                Christopher Ibach

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Investors Fund, Inc. - Equity Income Fund

                                Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF            TOTAL
                                                                      ACCOUNTS             ASSETS

                registered investment companies:                         10            $4,785,240,981
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other pooled investment vehicles:                         4            $7,664,333,024
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other accounts:                                           4             $229,232,768
                                                                    --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                        NUMBER OF        TOTAL
                                                                        ACCOUNTS         ASSETS

                  registered investment companies:                          0              $0
                                                                      --------------    ---------
                                                                      --------------    ---------
                  other pooled investment vehicles:                         0              $0
                                                                      --------------    ---------
                                                                      --------------    ---------
                  other accounts:                                           0              $0
                                                                      --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     Principal Investors Fund, Inc. - Government and High Quality Bond Fund

                                 Brad Fredericks

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF            TOTAL
                                                                      ACCOUNTS             ASSETS

                registered investment companies:                          2             $747,480,642
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other pooled investment vehicles:                         1            $1,000,040,851
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other accounts:                                           0                  $0
                                                                    --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                    NUMBER OF        TOTAL
                                                                    ACCOUNTS         ASSETS

              registered investment companies:                          0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other pooled investment vehicles:                         0              $0
                                                                  --------------    ---------
                                                                  --------------    ---------
              other accounts:                                           0              $0
                                                                  --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
              o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Brad Fredericks                                     12/30/05
----------------------------------------               --------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)

                                 Brad Fredericks

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     Principal Investors Fund, Inc. - Government and High Quality Bond Fund

                                 Lisa A. Stange

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                    NUMBER OF            TOTAL
                                                                    ACCOUNTS             ASSETS

              registered investment companies:                          2             $747,480,642
                                                                  --------------    -----------------
                                                                  --------------    -----------------
              other pooled investment vehicles:                         1            $1,000,040,851
                                                                  --------------    -----------------
                                                                  --------------    -----------------
              other accounts:                                            0                  $0
                                                                  --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                      NUMBER OF        TOTAL
                                                                      ACCOUNTS         ASSETS

                registered investment companies:                          0              $0
                                                                    --------------    ---------
                                                                    --------------    ---------
                other pooled investment vehicles:                         0              $0
                                                                    --------------    ---------
                                                                    --------------    ---------
                other accounts:                                           0              $0
                                                                    --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Lisa A. Stange                                     12/30/05
----------------------------------------              --------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                 Lisa A. Stange

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   Principal Investors Fund, Inc. - High Quality Intermediate-Term Bond Fund

                              William C. Armstrong

                        Principal Global Investors, LLC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                               NUMBER OF                TOTAL
                                                               ACCOUNTS                ASSETS
             registered investment companies:                     3                  $1,681,758,899
           ------------------------------------------- --------------------- --------------------------
           ------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                    5                  $6,280,355,789
           ------------------------------------------- --------------------- --------------------------
           ------------------------------------------- --------------------- --------------------------
             other accounts:                                      15                  $904,534,222
           ------------------------------------------- --------------------- --------------------------

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                               NUMBER OF                TOTAL
                                                               ACCOUNTS                ASSETS
             registered investment companies:                     0                  $0
           ------------------------------------------- --------------------- --------------------------
           ------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                    0                  $0
           ------------------------------------------- --------------------- --------------------------
           ------------------------------------------- --------------------- --------------------------
             other accounts:                                      2                  $1,062,750,477
           ------------------------------------------- --------------------- --------------------------


A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

None

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industrystandards. Total cash compensation is targeted at the median of the market and benefits aretargeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixedincome portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o    Investment   performance  is  based  on  gross  performance  versus  a
          benchmark, peer group or both, depending on the client mandate

     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 -$ 100,000; $100,001 -
     $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/William C. Armstrong                                   12/30/05
----------------------------------------                  --------
(Signature of person authorized to sign                    (Date)
   on behalf of the Sub-Advisor)


                              William C. Armstrong

                        (Printed Name of person signing)


                                Portfolio Manager

                            (Title of person signing)







                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Investors Fund, Inc. - High Quality Intermediate-Term Bond Fund

                                L. Phillip Jacoby

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF            TOTAL
                                                                       ACCOUNTS             ASSETS

                 registered investment companies:                          9            $8,012,195,212
                                                                     --------------    -----------------
                                                                     --------------    -----------------
                 other pooled investment vehicles:                         15            $2,562,137,250
                                                                     --------------    -----------------
                                                                     --------------    -----------------
                 other accounts:                                           39            $2,601,995,786
                                                                     --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                   NUMBER OF        TOTAL
                                                                   ACCOUNTS         ASSETS

             registered investment companies:                          0              $0
                                                                 --------------    ---------
                                                                 --------------    ---------
             other pooled investment vehicles:                         0              $0
                                                                 --------------    ---------
                                                                 --------------    ---------
             other accounts:                                           0              $0
                                                                 --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/L. Phillip Jacoby                                   12/30/05
----------------------------------------               --------
(Signature of person authorized to sign                 (Date)
     on behalf of the Sub-Advisor)

                                L. Phillip Jacoby

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Investors Fund, Inc. - High Quality Intermediate-Term Bond Fund

                               Bernard M. Sussman

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF            TOTAL
                                                                      ACCOUNTS             ASSETS

                registered investment companies:                          9            $8,012,195,212
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other pooled investment vehicles:                         15            $2,562,137,250
                                                                    --------------    -----------------
                                                                    --------------    -----------------
                other accounts:                                           39            $2,601,995,786
                                                                    --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF        TOTAL
                                                                       ACCOUNTS         ASSETS

                 registered investment companies:                          0              $0
                                                                     --------------    ---------
                                                                     --------------    ---------
                 other pooled investment vehicles:                         0              $0
                                                                     --------------    ---------
                                                                     --------------    ---------
                 other accounts:                                           0              $0
                                                                     --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Bernard M. Sussman                              12/30/05
----------------------------------------           --------
(Signature of person authorized to sign             (Date)
    on behalf of the Sub-Advisor)

                               Bernard M. Sussman

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   Principal Investors Fund, Inc. - High Quality Intermediate-Term Bond Fund

                               Timothy R. Warrick

                        Principal Global Investors, LLC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                         NUMBER OF               TOTAL
                                                                         ACCOUNTS               ASSETS
             registered investment companies:                               3                  $1,681,758,899
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                              5                  $6,280,355,789
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other accounts:                                                19                 $1,159,590,411
           ----------------------------------------------------- --------------------- --------------------------

For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                         NUMBER OF               TOTAL
                                                                         ACCOUNTS               ASSETS
             registered investment companies:                               0                  $0
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other pooled investment vehicles:                              0                  $0
           ----------------------------------------------------- --------------------- --------------------------
           ----------------------------------------------------- --------------------- --------------------------
             other accounts:                                                2                 $1,1062,750,477
           ----------------------------------------------------- --------------------- --------------------------



A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

None

For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industrystandards. Total cash compensation is targeted at the median of the market and benefits aretargeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixedincome portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o    Investment   performance  is  based  on  gross  performance  versus  a
          benchmark, peer group or both, depending on the client mandate

     o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 -$ 100,000; $100,001 -
     $500,000; $500,001 -$1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Timothy R. Warrick                                  12/30/05
----------------------------------------               --------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)


                               Timothy R. Warrick

                        (Printed Name of person signing)


                                Portfolio Manager

                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


      Principal Investors Fund, Inc. - International Emerging Markets Fund

                               Michael A. Marusiak

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          2            $209,977,592
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         1            $489,858,823
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts                                           11            $454,153,953
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                            0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
         o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $50,001 - $100,000





/s/Michael A. Marusiak                                 12/30/05
----------------------------------------               --------
(Signature of person authorized to sign                 (Date)
    on behalf of the Sub-Advisor)

                               Michael A. Marusiak

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


      Principal Investors Fund, Inc. - International Emerging Markets Fund

                                Michael L. Reynal

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          2            $209,977,592
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         1            $489,858,823
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                          11            $454,153,953
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000





/s/Michael L. Reynal                                 12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
     on behalf of the Sub-Advisor)

                                Michael L. Reynal

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - International Growth Fund

                                 Steven Larson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          1            $724,983,161
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                          0                 $0
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                            0                 $0
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                            0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Steven Larson                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
   on behalf of the Sub-Advisor)

                                  Steven Larson

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - International Growth Fund

                                 John Pihlblad

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          3            $1,517,098,359
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          2             $437,453,420
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/John Pihlblad                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  John Pihlblad

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Inflation Protection Fund

                                Martin J. Schafer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

         o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $345,554,757
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $339,898,052
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           3            $120,179,721
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.
              o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Martin J. Schafer                                    12/30/05
----------------------------------------                --------
(Signature of person authorized to sign                  (Date)
    on behalf of the Sub-Advisor)

                                Martin J. Schafer

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Inflation Protection Fund

                                  Gwen Swanger

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          1            $76,190,340
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                          4            $168,457,618
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                            6            $104,376,036
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Gwen Swanger                                      12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                                  Gwen Swanger

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - LargeCap S&P 500 Index Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                   12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
     on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - LargeCap S&P 500 Index Fund

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          5            $1,284,248,195
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,439,602,694
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Mariateresa Monaco                               12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                               Mariateresa Monaco

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Investors Fund, Inc. - LargeCap Value Fund

                                 John Pihlblad

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          3            $1,517,098,359
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          2             $437,453,420
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
         o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/John Pihlblad                                     12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                                  John Pihlblad

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - MidCap Blend Fund

                                K. William Nolin

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          2            $1,148,242,657
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         3            $1,392,188,712
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000





/s/K. William Nolin                                 12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                K. William Nolin

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - MidCap S&P 400 Index Fund

                                Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - MidCap S&P 400 Index Fund

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          5            $1,284,248,195
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,439,602,694
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Mariateresa Monaco                               12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                               Mariateresa Monaco

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - MidCap Value Fund

                                Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - MidCap Value Fund

                              Jeffrey A. Schwarte

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          2            $693,721,878
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         2            $566,506,423
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           7            $250,486,164
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Jeffrey A. Schwarte                              12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                               Jeffrey A. Schwarte

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - Money Market Fund

                                   Tracy Reeg

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          2             $831,126,716
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         1            $3,435,955,845
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Tracy Reeg                                       12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                   Tracy Reeg

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Investors Fund, Inc. - Money Market Fund

                                Alice Robertson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

          o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          2             $831,126,716
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         1            $3,435,955,845
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Alice Robertson                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Alice Robertson

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Preferred Securities Fund

                                L. Phillip Jacoby

                         Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          9            $8,012,195,212
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                        15            $2,562,137,250
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                          39            $2,601,995,786
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/L. Phillip Jacoby                                12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                L. Phillip Jacoby

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Investors Fund, Inc. - Preferred Securities Fund

                               Bernard M. Sussman

                        Spectrum Asset Management, Inc.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          9            $8,012,195,212
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                        15            $2,562,137,250
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                          39            $2,601,995,786
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual's total compensation.


     Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.


         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Bernard M. Sussman                               12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                               Bernard M. Sussman

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Principal LifeTime 2010 Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                            0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Principal LifeTime 2020 Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                   12/30/05
----------------------------------------             --------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Principal LifeTime 2030 Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Principal LifeTime 2040 Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                         4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                           4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Principal LifeTime 2050 Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                                                                              0              $0
                                    other pooled investment vehicles:
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Investors Fund, Inc. - Principal LifeTime Strategic Income Fund

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                         10            $4,785,240,981
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          4            $7,664,333,024
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            4             $229,232,768
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Dirk Laschanzky                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Dirk Laschanzky

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. - Real Estate Securities Fund

                                  Kelly D. Rush

                      Principal Real Estate Investors, LLC


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          2            $936,190,251
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         9            $79,935,865
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           9            $130,130,042
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS           ASSETS

                                    registered investment companies:                          0                $0
                                                                                        --------------    --------------
                                                                                        --------------    --------------
                                    other pooled investment vehicles:                         0                $0
                                                                                        --------------    --------------
                                                                                        --------------    --------------
                                    other accounts:                                           1            $27,841,497
                                                                                        --------------    --------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Real Estate Investors is a member of Principal Global Investors ("Principal Global"), whose compensation policies and practices apply to Principal's Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

     Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.

     In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $10,001 - $50,000





/s/Kelly D. Rush                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  Kelly D. Rush

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Short-Term Bond Fund

                                   Zeid Ayer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $344,613,407
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $360,891,741
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $13,097,613
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Zeid Ayer                                        12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                    Zeid Ayer

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Short-Term Bond Fund

                                  Craig Dawson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $344,613,407
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $360,891,741
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $13,097,613
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Craig Dawson                                     12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  Craig Dawson

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Short-Term Bond Fund

                                 Martin Schafer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $345,554,757
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $339,898,052
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           3            $120,179,721
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Martin Schafer                                   12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)

                                 Martin Schafer

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Investors Fund, Inc. - SmallCap Blend Fund

                                  Phil Nordhus

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of May 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $426,085,300
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $1,912,866,535
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Phil Nordhus                                  06/05/06
-----------------------------------            --------------
(Signature of person authorized to               (Date)
 sign on behalf of the Sub-Advisor)

                                  Phil Nordhus
                                  -------------
                        (Printed Name of person signing)

                                Portfolio Manager
                           --------------------------
                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - SmallCap Growth Fund

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS             ASSETS

                                    registered investment companies:                          5            $1,284,248,195
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other pooled investment vehicles:                          4            $7,439,602,694
                                                                                        --------------    -----------------
                                                                                        --------------    -----------------
                                    other accounts:                                            0                  $0
                                                                                        --------------    -----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Mariateresa Monaco                               12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)

                               Mariateresa Monaco

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Investors Fund, Inc. - SmallCap Value Fund

                                Thomas Morabito

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          1            $115,514,076
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         4            $286,597,154
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $37,901,544
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years). o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Thomas Morabito                                  12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                 Thomas Morabito

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Tax-Exempt Bond Fund

                                  Thomas Catus

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          1            $164,152,814
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         0                 $0
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $19,071,212
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     $1 - $10,000





/s/Thomas Catus                                       12/30/05
----------------------------------------              --------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)

                                  Thomas Catus

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Ultra Short Bond Fund

                                   Zeid Ayer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $344,613,407
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $360,891,741
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $13,097,613
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                          0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                           0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Zeid Ayer                                        12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                    Zeid Ayer

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Ultra Short Bond Fund

                                  Craig Dawson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF           TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          3            $344,613,407
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other pooled investment vehicles:                         3            $360,891,741
                                                                                        --------------    ---------------
                                                                                        --------------    ---------------
                                    other accounts:                                           1            $13,097,613
                                                                                        --------------    ---------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF        TOTAL
                                                                                          ACCOUNTS         ASSETS

                                    registered investment companies:                         0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other pooled investment vehicles:                        0              $0
                                                                                        --------------    ---------
                                                                                        --------------    ---------
                                    other accounts:                                          0              $0
                                                                                        --------------    ---------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

         o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate o Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years). o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period. o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





/s/Craig Dawson                                     12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)

                                  Craig Dawson

                        (Printed Name of person signing)

                                Portfolio Manager

                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund
                              Name of Fund/Account
                                Lawrence A. Post
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         11            1,415,355,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           54            5,945,241,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         6             371,725,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           19            2,022,615,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                Principal Investors Fund, Inc. - High Yield Fund
                              Name of Fund/Account
                                Lawrence A. Post
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         11            1,415,355,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           54            5,945,241,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         6             371,725,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           19            2,022,615,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)






                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Ultra Short Bond Fund
                              Name of Fund/Account
                                Lawrence A. Post
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio to the extent that Post is managing assets of the Fund.. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                         NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                        10            1,376,079,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                          55            5,984,517,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         9            1,217,900,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                          16            1,176,440,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
      on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund
                              Name of Fund/Account
                                Allan Schweitzer
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                        11            1,415,355,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                          54            5,945,241,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                        6             371,725,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                          19            2,022,615,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
    on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)





                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                Principal Investors Fund, Inc. - High Yield Fund
                              Name of Fund/Account
                                Allan Schweitzer
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         11            1,415,355,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           54            5,945,241,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         6             371,725,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           19            2,022,615,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign
     on behalf of the Sub-Advisor) (Date)


                        (Printed Name of person signing)


                            (Title of person signing)




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Ultra Short Bond Fund
                              Name of Fund/Account
                                Allan Schweitzer
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                            Post Advisory Group, LLC
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio to the extent that Post is managing assets of the Fund.. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

         1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                         5             511,768,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                        10            1,376,079,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                          55            5,984,517,000
                                                                                        --------------    ----------------


         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                                          NUMBER OF            TOTAL
                                                                                          ACCOUNTS            ASSETS

                                    registered investment companies:                          0                  0
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other pooled investment vehicles:                         9            1,217,900,000
                                                                                        --------------    ----------------
                                                                                        --------------    ----------------
                                    other accounts:                                           16            1,176,440,000
                                                                                        --------------    ----------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Post Advisory Group, LLC ("Post") and its respective affiliates advise other clients and funds, whose accounts may purchase or sell the same securities as the Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to those of the Fund. Post or its affiliates may also seek investment opportunities that may be of interest to the Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements. Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies, or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of the Fund with the trade orders of Post for other accounts managed by Post or its affiliates. Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transactions costs that maybe incurred in doing so. Post's policies and procedures are also intended to be so0nsistent with its duty to seek best execution and best prices obtainable under the circumstances for all accounts under their management. Post's key principals may face demands on their time other than the demands of the Fund. Such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into with it enters. Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities iof the Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

         2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives in the form of an annual bonus are determined based on the overall performance of the firm.



         3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $
     100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None





                                                    12/30/05
----------------------------------------            --------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)

                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



                                  Name of Fund

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

                                                                                                $447,574,892
                                                                                            (excludes PIF Partners
        >>       registered investment companies: .............               2             Large Cap Growth Fund I
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............               4                 $463,402,505
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................               6                 $1,429,899,566
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............         0                               0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............         0                               0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................         0                               0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.







                          /s/Darrell N. Braman
                     (Signature of person authorized       12/28/2005
                  to sign on behalf of the Sub-Advisor)       (Date)


                                Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal INvestors Fund, Inc. -- Partners LargeCap Blend Fund
                                  Name of Fund
                              William J. Stromberg
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                  $336,739,358
                                                                                              (excludes PIF
                                                                                               Partners LargeCap
                                                                                               Blend Fund)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                  $1,824,399,777
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            17                 $3,137,747,553
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                         $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                         $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                         $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.






/s/Darrell N. Braman                                   12/28/2005
----------------------------------------               ----------
(Signature of person authorized to sign                 (Date)
on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)

                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PIF Partners Mid Cap Growth Fund
                              Name of Fund/Account
                           Turner Mid Cap Growth Team
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Turner Investment Partners, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Turner uses a team approach to manage each Fund. The Turner Mid Cap Growth Team is comprised of Christopher McHugh (lead manager), William C. McVail and Robert
E. Turner (co-managers). Each portfolio manager has decision-making authority with respect to the daily buy and sell decisions of the Fund's portfolio, with the lead portfolio manager as the final authority.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:


Christopher McHugh (lead manager)

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            14                    $2.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            31                    $352 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            54                    $3.4 billion
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                 NUMBER OF TOTAL
                                 ACCOUNTS ASSETS

        >>       registered investment companies: ..         0                $0.00
                                                      ----------------    --------------
                                                      ----------------    --------------
        >>       other pooled investment vehicles:..         2             $17 million
                                                      ----------------    --------------
                                                      ----------------    --------------
        >>       other accounts:....................         0                $0.00
                                                      ----------------    --------------




William C. McVail (co-manager)

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            13                    $2.7 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            25                    $269 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            58                    $3.6 billion
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                         $0.00
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      $17 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                         $0.00
                                                                 -----------------------    ------------------------


Robert E. Turner (co-manager)

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            22                    $3.8 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            26                    $538 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            95                    $7.4 billion
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                         $0.00
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                         $0.00
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $11 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Christopher McHugh (lead manager) - NONE
William C. McVail (co-manager) - NONE
Robert E. Turner (co-manager) - NONE


/s/Calvin Fisher                                  December 30, 2005
---------------------------------                 -----------------
(Signature of person authorized to
sign on behalf of the Sub-Advisor)                       (Date)


                                        Calvin Fisher
                           (Printed Name of person signing)


                      Manager, Mutual Funds Administration
                            (Title of person signing)
                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Investors Fund, Inc. Partners SmallCap Growth Fund II
                                  Name of Fund
                            Paul Graham, David Wabnik
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           UBS Global Asset Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $839.3 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            6                    $663.93 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            35                    $80.8 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $55.5 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation received by portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities. o Annual bonus, tied to individual contributions and investment performance. o UBS equity awards, promoting company-wide success and employee retention. o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Managers do not own shares of the sub-advised funds .






                       /s/Nicholas Griparich
                -----------------------------------------------
                               December 29, 2005
                         (Signature of person authorized
                  to sign on behalf of the Sub-Advisor) (Date)


                               Nicholas Griparich
                        (Printed Name of person signing)


                               Associate Director
                            (Title of person signing)

                                   Page 3 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc. Partners LargeCap Value Fund I
                                  Name of Fund
                John Leonard, Tom Cole, Tom Digenan, Scott Hazen
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           UBS Global Asset Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            14                   $1.823 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            60                   $12.430 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            23                   $1.344 billion
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............           NONE
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation received by portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities. o Annual bonus, tied to individual contributions and investment performance. o UBS equity awards, promoting company-wide success and employee retention. o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

     PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS Global Asset Management's senior staff.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Managers do not own shares of the sub-advised funds .




  /s/Nicholas Griparich
------------------------------------
December 29, 2005
         (Signature of person authorized
to sign on behalf of the Sub-Advisor)                          (Date)


                               Nicholas Griparich
                        (Printed Name of person signing)


                               Associate Director
                            (Title of person signing)

                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           Partners Small Cap Value II
                                  Name of Fund
                                  Mark J. Roach
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

           Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Mark J. Roach is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2002. Before joining Vaughan Nelson, he was a security analyst with USAA Investment Management Company from 2001 to 2002 and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach has 14 years of investment management experience. He has a BA from Baldwin Wallace College and an MBA from the University of Chicago. Mr. Roach has been a member of the Small Cap Value Team for over 3 years. Mr. Roach interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also, to a lesser extent, shares responsibility for the research and analysis of companies in which to invest.

Please provide the following information as of October 31, 2005.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             12                      299,242,395
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............              8                      110,617,490
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             97                    1,324,221,080
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Partners Small Cap Value II Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the Partners Small Cap Value II Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Partners Small Cap Value II Fund; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Partners Small Cap Value II Fund and other managed accounts for which advisory fees are based upon the performance of the account

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

---------------------------------- --------------------------------
Portfolio Manager (s)                  Ownership of Fund Securities
---------------------------------- --------------------------------
---------------------------------- --------------------------------
Chris Wallis                                              NONE
Mark Roach                                                NONE
Scott Weber                                               NONE

----------------------------------- --------------------------------












       /s/Richard B. Faig                               1/18/06
----------------------------------            ------------------
 (Signature of person authorized
to sign on behalf of the Sub-Advisor)                     (Date)


                                 Richard B. Faig
                    ----------------------------------------
                        (Printed Name of person signing)


                            Chief Compliance Officer
                            (Title of person signing)

                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           Partners Small Cap Value II
                                  Name of Fund
                                 Chris D. Wallis
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

           Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 14 years of investment / financial analysis and accounting experience. Mr. Wallis has a BBA from Baylor University and an MBA from Harvard Business School. Mr. Wallis is the lead portfolio manager and has ultimate decision-making authority for the Small Cap Value strategy. He has been lead manager for over 5 years. Mr. Wallis interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Please provide the following information as of October 31, 2005.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............          10                          251,368,491
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............           2                            22,561,062
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................          42                           712,958,376
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Partners Small Cap Value II Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the Partners Small Cap Value II Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Partners Small Cap Value II Fund; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Partners Small Cap Value II Fund and other managed accounts for which advisory fees are based upon the performance of the account

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

----------------------------------
Portfolio Manager (s)                            Ownership of Fund Securities
---------------------                           --------------------------------
--------------------                            --------------------------------
Chris Wallis                                              NONE
Mark Roach                                                NONE
Scott Weber                                               NONE

-------------------                             --------------------------------












       /s/Richard B. Faig                                    1/18/06
--------------------------------------            ------------------
         (Signature of person authorized
to sign on behalf of the Sub-Advisor)                          (Date)


                                 Richard B. Faig
                        -------------------------------
                        (Printed Name of person signing)


                            Chief Compliance Officer
                            (Title of person signing)

                                   Page 1 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           Partners Small Cap Value II
                                  Name of Fund
                                 Scott J. Weber
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

           Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Scott J. Webber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Before joining Vaughan Nelson, he was a vice president from 2000 to 2003 of RBC Capital Markets and an associate at Deutsche Bank Alex Brown from 1997 to 2000. Mr. Weber has 9 years of investment management experience and financial analysis experience. He has a BS from the University of the South and an MBA from Tulane University. Mr. Weber has been a member of the Small Cap Value Team since 2004. Mr. Weber interacts with other members of the team on a daily basis to discuss and formulate investment decisions and also shares for the research and analysis of companies in which to invest.

Please provide the following information as of October 31, 2005.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             10                     251,368,491
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             2                       22,531,062
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             42                     712,958,376
                                                                 -----------------------    ------------------------


         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Partners Small Cap Value II Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the Partners Small Cap Value II Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Partners Small Cap Value II Fund; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Partners Small Cap Value II Fund and other managed accounts for which advisory fees are based upon the performance of the account

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

-------------------------------------------------
Portfolio Manager (s)       Ownership of Fund Securities
--------------------------- --------------------------------
--------------------------- --------------------------------
Chris Wallis                NONE
Mark Roach                  NONE
Scott Weber                 NONE

--------------------------- --------------------------------












  /s/Richard B. Faig                                             1/18/06
--------------------------------------------           ------------------
(Signature of person authorized to sign                          (Date)
on behalf of the Sub-Advisor)


                                Richard B. Faig
                                ----------------
                        (Printed Name of person signing)


                            Chief Compliance Officer
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                      PIF Principal Large Cap Blend Fund I
                              Name of Fund/Account
    Matthew E. Megargel, Maya K. Bittar, Jeffrey L. Kripke, Michael D. Rodier
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Wellington Management Company, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     Maya K. Bittar

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            15                       3,246.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            14                       1,150.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            37                       3,875.6
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                         668.4
                                                                 -----------------------    ------------------------


     Jeffrey L. Kripke

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                       ACCOUNTS              ASSETS (in millions)

        >>       registered investment companies: .............            13                       3,178.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            13                       1,148.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            38                       3,584.9
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            5                         518.0
                                                                 -----------------------    ------------------------



     Matthew E. Megargel

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:


                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            15                       3,993.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            13                       1,191.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            35                       3,916.0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                         709.1
                                                                 -----------------------    ------------------------



     Michael D. Rodier

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            4                         435.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            10                       1,000.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            74                       3,665.9
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (in millions)

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         374.7
                                                                 -----------------------    ------------------------


     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.



2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for Mr. Megargel, a partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. Megargel's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their respective roles. The Investment Professionals' base salaries are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the company. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None for all PMs.



/s/Robert J. Toner                                     February 15, 2006
-------------------------------------                  -----------------
(Signature of person authorized to                         Date
 sign on behalf of the Sub-Advisor)


                                  /s/Robert J. Toner
                                  -------------------
                                    Robert J. Toner



                              Vice President and Counsel



      PORTFOLIO MANAGER INFORMATION REGARDING WM ADVISOR SUB-ADVISED FUNDS

The table below identifies, as of December 31, 2005, (i) the Funds or Portfolios managed by each of WM Advisors' portfolio managers; (ii) the number of other registered investment companies managed by WM Advisors' portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by WM Advisors' portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by WM Advisors' portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.

The following information represents the number and total assets of all accounts managed by each portfolio manager as of December 31, 2005, other than the Portfolios and Funds included in this SAI. None of the accounts pay performance-based advisory fees.

--------------------------------------------------------------- --------------------------- -------------------------- ----------
                                                                     OTHER REGISTERED                 OTHER              OTHER
                                                                   INVESTMENT COMPANIES          POOLED ACCOUNTS       ACCOUNTS
                                                                                 TOTAL                      TOTAL
PORTFOLIO MANAGER/                                                               ASSETS                     ASSETS
PORTFOLIO OR FUND                                                  NUMBER     ($MILLIONS)     NUMBER     ($MILLIONS)
--------------------------------------------------------------- ------------- ------------- ------------ ------------- ----------
--------------------------------------------------------------- ------------- ------------- ------------ ------------- ----------

Daniel R. Coleman/...........................................        1             111.2       0               0          None
     Mid Cap Stock Fund

Philip M. Foreman/...........................................        1             140.9       0               0          None
     West Coast Equity Fund

John R. Friedl/..............................................        1             205.6       0               0          None
     Income Fund

Michael D. Meighan/..........................................        6           1,997.7       0               0          None
     Each of the Portfolios

Gary J. Pokrzywinski/........................................        2             653.5       0               0          None
     Income Fund
     High Yield Fund

David W. Simpson/............................................        1              38.3       0               0          None
     REIT Fund
     Small Cap Value Fund

Craig V. Sosey/..............................................        2             328.1       0               0          None
     Short Term Income Fund
     U.S. Government Securities Fund

Stephen Q. Spencer/..........................................        2             536.3       0               0          None
     Growth & Income Fund

Joseph T. Suty/..............................................        1             279.2
     Equity Income Fund

Randall L. Yoakum/...........................................        6           1,997.7       0               0          None
     Each of the Portfolios

COMPENSATION OF PORTFOLIO MANAGERS

WM Advisors believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as reference when determining salary.

The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the primary Funds or Portfolios being weighted more heavily. Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation. Certain portfolio managers receive an additional amount that is credited to a deferred compensation account which vests after three years. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio.

In addition, portfolio managers may receive additional compensation in the form of long-term incentive awards consisting of Washington Mutual, Inc. stock options and restricted stock. Stock option and restricted stock awards vest over a three year period, vesting 1/3 each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

OWNERSHIP OF SHARES BY PORTFOLIO MANAGERS

The table below shows the dollar range of equity securities of the Funds (other than the Money Market Fund) or Portfolios beneficially owned as of December 31, 2005, by each portfolio manager of such Funds or Portfolios. As described above, portfolio managers employed by WM Advisors earn deferred compensation that is deposited in an account the value of which is adjusted as though the account had been invested in the relevant Funds or Portfolios. The last column shows the dollar range of this account for each portfolio manager with respect to the particular Funds or Portfolios as of December 31, 2005.

-------------------------------------------------------------------------- ------------------------ ------------------------
                                                                                                        DOLLAR RANGE OF
PORTFOLIO MANAGER/                                                              DOLLAR RANGE          NOTIONAL INVESTMENT
PORTFOLIO OR FUND                                                                 OF SHARES            THROUGH DEFERRED
                                                                                    OWEND            COMPENSATION ACCOUNT
-------------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------------- ------------------------ ------------------------

Daniel R. Coleman/
     Mid Cap Stock Fund.................................................              D                        D

Philip M. Foreman/
     West Coast Equity Fund.............................................              E                        C

John Friedl/
     Income Fund........................................................            None                       A

Michael D. Meighan/
     Flexible Income Portfolio..........................................            None                     None
     Conservative Balanced Portfolio....................................            None                     None
     Balanced Portfolio.................................................              A                        C
     Conservative Growth Portfolio......................................              C                      None
     Strategic Growth Portfolio.........................................            None                     None

Gary J. Pokrzywinski/
     Income Fund........................................................            None                       C
     High Yield Fund....................................................              E                        C

David W. Simpson/
     REIT Fund..........................................................            None                       A
     Small Cap Value Fund...............................................              E                        C


Craig V. Sosey/
     Short Term Income Fund.............................................            None                       B
     U.S. Government Securities Fund....................................            None                       B

Stephen Q. Spencer/
     Growth & Income Fund...............................................              D                        D

Joseph T. Suty/
     Equity Income Fund.................................................

Randall L. Yoakum/
     Flexible Income Portfolio..........................................            None                     None
     Conservative Balanced Portfolio....................................            None                     None
     Balanced Portfolio.................................................              D                        D
     Conservative Growth Portfolio......................................            None                     None
     Strategic Growth Portfolio.........................................            None                     None

A -$1-$10,000
B -$10,001-$50,000
C -$50,001-$100,000
D -$100,001-$500,000
E -$500,001-$1,000,000
F- over $1,000,000